UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2013

Item 1. Reports to Stockholders

Fidelity®

Select Portfolios®

Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Automotive Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Construction and Housing Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Consumer Discretionary Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Leisure Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Multimedia Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Retailing Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Automotive Portfolio	.89%
Actual		$ 1,000.00	$ 1,222.20	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Construction and Housing Portfolio	.84%
Actual		$ 1,000.00	$ 1,199.80	$ 4.58
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Consumer Discretionary Portfolio	.85%
Actual		$ 1,000.00	$ 1,106.90	$ 4.44
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
Leisure Portfolio	.84%
Actual		$ 1,000.00	$ 1,130.80	$ 4.44
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Multimedia Portfolio	.87%
Actual		$ 1,000.00	$ 1,156.50	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Retailing Portfolio	.85%
Actual		$ 1,000.00	$ 1,092.90	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	7.64%	5.97%	8.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Michael Weaver, Portfolio Manager of Automotive Portfolio: For the year, the fund returned 7.64%, lagging the 8.04% result of the S&P® Custom Automobiles & Components Index and the S&P 500. The automotive industry rallied briskly during the second half of the period, climbing higher amid improvements in the global equity markets, as investors' became less pessimistic about some of the macroeconomic issues that previously challenged the markets. The fund's underperformance of the industry benchmark was due, in part, to its modest position in cash. Also of note, currency fluctuations hindered performance given the fund's investments in foreign stocks. Slightly underweighting the automakers, tire and rubber, and motorcycle manufacturers groups detracted as well. In particular, maintaining an underweighting, on average, in Japanese automaker Toyota Motor, one of the auto industry's best-performing stocks, was the biggest detractor. We also missed with Ford Motor and General Motors, the big U.S. automakers, because we held lighter-than-benchmark stakes during the fall months of 2012, when each stock made a sharp advance. An early-period overweighting in auto parts maker Tenneco hurt as well. On the upside, the fund's relative performance was bolstered by security selection in the auto parts and equipment industry, where the fund's emphasis on companies helping to limit emissions, increase fuel economy and enhance vehicle safety proved beneficial. Two of the fund's core holdings - Delphi Automotive and TRW Automotive Holdings - benefited from those themes and were top contributors. The fund also got an unexpected boost from a residual interest in a bond holding received during the restructuring of General Motors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Automotive Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. sponsored ADR	17.2	15.8
Honda Motor Co. Ltd. sponsored ADR	11.5	11.1
Ford Motor Co.	9.7	8.3
Delphi Automotive PLC	6.2	4.7
General Motors Co.	5.3	4.7
Johnson Controls, Inc.	4.4	5.5
Harley-Davidson, Inc.	4.3	3.7
Magna International, Inc. Class A (sub. vtg.)	4.2	3.1
TRW Automotive Holdings Corp.	4.0	4.9
Tenneco, Inc.	3.6	2.9
	70.4
Top Industries (% of fund's net assets)
As of February 28, 2013
Automobiles	49.5%
Auto Components	47.8%
Machinery	1.3%
All Others*	1.4%

As of August 31, 2012
Auto Components	47.8%
Automobiles	45.2%
Machinery	1.9%
All Others*	5.1%

* Includes short-term investments and net other assets.

Annual Report

Automotive Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
AUTO COMPONENTS - 47.8%
Auto Parts & Equipment - 44.9%
American Axle & Manufacturing Holdings, Inc. (a)	104,800	$ 1,325,720
Autoliv, Inc. (e)	58,455	3,810,097
BorgWarner, Inc. (a)	66,500	4,948,265
Dana Holding Corp.	169,700	2,839,081
Delphi Automotive PLC	211,678	8,858,724
Dorman Products, Inc.	31,300	1,094,248
Drew Industries, Inc.	37,900	1,378,802
Exide Technologies (a)	166,200	445,416
Federal-Mogul Corp. Class A (a)	56,924	459,946
Fuel Systems Solutions, Inc. (a)	25,000	347,250
Gentex Corp.	127,000	2,381,250
Gentherm, Inc. (a)	30,600	471,240
Johnson Controls, Inc.	201,970	6,355,996
Lear Corp.	84,200	4,497,964
Linamar Corp.	50,700	1,265,964
Magna International, Inc. Class A (sub. vtg.)	113,184	6,020,017
Martinrea International, Inc. (a)	99,300	856,989
Modine Manufacturing Co. (a)	73,100	602,344
Motorcar Parts of America, Inc. (a)	54,200	296,474
Spartan Motors, Inc.	88,400	467,636
Standard Motor Products, Inc.	28,000	692,440
Stoneridge, Inc. (a)	58,289	375,964
Tenneco, Inc. (a)	144,446	5,117,722
Tower International, Inc. (a)	87,800	1,057,112
TRW Automotive Holdings Corp. (a)	98,500	5,780,965
Visteon Corp. (a)	41,900	2,441,932
		64,189,558
Tires & Rubber - 2.9%
Cooper Tire & Rubber Co.	65,200	1,648,256
The Goodyear Tire & Rubber Co. (a)	190,426	2,471,729
		4,119,985
TOTAL AUTO COMPONENTS		68,309,543
AUTOMOBILES - 49.5%
Automobile Manufacturers - 45.2%
Ford Motor Co.	1,098,861	13,856,637
General Motors Co. (a)	279,544	7,589,620
Honda Motor Co. Ltd. sponsored ADR (e)	440,900	16,507,296
Thor Industries, Inc.	33,600	1,263,024
Toyota Motor Corp. sponsored ADR (e)	239,300	24,552,180
Winnebago Industries, Inc. (a)	45,700	885,666
		64,654,423

	Shares	Value
Motorcycle Manufacturers - 4.3%
Harley-Davidson, Inc.	115,600	$ 6,084,028
TOTAL AUTOMOBILES		70,738,451
MACHINERY - 1.3%
Construction & Farm Machinery & Heavy Trucks - 1.3%
Meritor, Inc. (a)	100,800	443,520
Westport Innovations, Inc. (a)(e)	50,600	1,464,364
		1,907,884
TOTAL COMMON STOCKS (Cost $107,448,098)		140,955,878
Nonconvertible Bonds - 0.0%
Principal Amount
AUTOMOBILES - 0.0%
Automobile Manufacturers - 0.0%
General Motors Corp. 6.75% 5/1/28 (d) (Cost $284,356)	$ 31,005,000	3
Money Market Funds - 18.3%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	2,900,231	2,900,231
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	23,259,799	23,259,799
TOTAL MONEY MARKET FUNDS (Cost $26,160,030)		26,160,030
TOTAL INVESTMENT PORTFOLIO - 116.9% (Cost $133,892,484)		167,115,911
NET OTHER ASSETS (LIABILITIES) - (16.9)%		(24,157,280)
NET ASSETS - 100%		$ 142,958,631
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,561
Fidelity Securities Lending Cash Central Fund	207,741
Total	$ 217,302
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 140,955,878	$ 140,955,878	$ -	$ -
Nonconvertible Bonds	3	-	-	3
Money Market Funds	26,160,030	26,160,030	-	-
Total Investments in Securities:	$ 167,115,911	$ 167,115,908	$ -	$ 3
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	58.4%
Japan	28.7%
Canada	6.7%
Bailiwick of Jersey	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $22,926,781) - See accompanying schedule: Unaffiliated issuers (cost $107,732,454)	$ 140,955,881
Fidelity Central Funds (cost $26,160,030)	26,160,030
Total Investments (cost $133,892,484)		$ 167,115,911
Receivable for fund shares sold		186,192
Dividends receivable		247,709
Distributions receivable from Fidelity Central Funds		32,684
Prepaid expenses		113
Receivable from investment adviser for expense reductions		64
Other receivables		9,520
Total assets		167,592,193

Liabilities
Payable for fund shares redeemed	$ 1,240,027
Accrued management fee	70,738
Other affiliated payables	31,875
Other payables and accrued expenses	31,123
Collateral on securities loaned, at value	23,259,799
Total liabilities		24,633,562

Net Assets		$ 142,958,631
Net Assets consist of:
Paid in capital		$ 114,592,016
Accumulated net investment loss		(89)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,855,875)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,222,579
Net Assets, for 3,516,444 shares outstanding		$ 142,958,631
Net Asset Value, offering price and redemption price per share ($142,958,631 ÷ 3,516,444 shares)		$ 40.65

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 1,660,529
Income from Fidelity Central Funds (including $207,741 from security lending)		217,302
Total income		1,877,831

Expenses
Management fee	$ 677,842
Transfer agent fees	296,108
Accounting and security lending fees	50,118
Custodian fees and expenses	9,107
Independent trustees' compensation	811
Registration fees	30,233
Audit	38,186
Legal	475
Miscellaneous	1,239
Total expenses before reductions	1,104,119
Expense reductions	(21,599)	1,082,520
Net investment income (loss)		795,311
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	266,592
Foreign currency transactions	(1,506)
Total net realized gain (loss)		265,086
Change in net unrealized appreciation (depreciation) on: Investment securities	1,979,102
Assets and liabilities in foreign currencies	(360)
Total change in net unrealized appreciation (depreciation)		1,978,742
Net gain (loss)		2,243,828
Net increase (decrease) in net assets resulting from operations		$ 3,039,139

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 795,311	$ 119,923
Net realized gain (loss)	265,086	4,447,404
Change in net unrealized appreciation (depreciation)	1,978,742	(41,641,844)
Net increase (decrease) in net assets resulting from operations	3,039,139	(37,074,517)
Distributions to shareholders from net investment income	(740,892)	(45,425)
Distributions to shareholders from net realized gain	(99,972)	(9,238,375)
Total distributions	(840,864)	(9,283,800)
Share transactions Proceeds from sales of shares	113,289,906	130,281,367
Reinvestment of distributions	802,629	8,936,839
Cost of shares redeemed	(143,364,154)	(296,538,707)
Net increase (decrease) in net assets resulting from share transactions	(29,271,619)	(157,320,501)
Redemption fees	16,206	62,990
Total increase (decrease) in net assets	(27,057,138)	(203,615,828)

Net Assets
Beginning of period	170,015,769	373,631,597
End of period (including accumulated net investment loss of $89 and distributions in excess of net investment income of $77, respectively)	$ 142,958,631	$ 170,015,769
Other Information Shares
Sold	2,953,140	3,433,091
Issued in reinvestment of distributions	21,299	246,291
Redeemed	(3,926,750)	(7,183,045)
Net increase (decrease)	(952,311)	(3,503,663)

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 38.05	$ 46.87	$ 31.63	$ 10.07	$ 34.23
Income from Investment Operations
Net investment income (loss) B	.24	.03	(.08)	(.06)	.42
Net realized and unrealized gain (loss)	2.65	(6.45)	15.94	21.67	(24.30)
Total from investment operations	2.89	(6.42)	15.86	21.61	(23.88)
Distributions from net investment income	(.26)	(.02)	-	(.07)	(.28)
Distributions from net realized gain	(.02)	(2.41)	(.63)	-	(.01)
Total distributions	(.29) I	(2.42) H	(.63)	(.07)	(.29)
Redemption fees added to paid in capital B	- G	.02	.01	.02	.01
Net asset value, end of period	$ 40.65	$ 38.05	$ 46.87	$ 31.63	$ 10.07
Total Return A	7.64%	(13.06)%	50.90%	215.39%	(69.99)%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.90%	.91%	.99%	1.47%
Expenses net of fee waivers, if any	.91%	.90%	.91%	.99%	1.15%
Expenses net of all reductions	.89%	.90%	.91%	.97%	1.15%
Net investment income (loss)	.66%	.08%	(.19)%	(.23)%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 142,959	$ 170,016	$ 373,632	$ 146,023	$ 7,581
Portfolio turnover rate D	72%	49%	91%	156%	156%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $2.42 per share is comprised of distributions from net investment income of $0.015 and distributions from net realized gain of $2.408 per share. I Total distributions of $.29 per share is comprised of distributions from net investment income of $0.261 and distributions from net realized gain of $0.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	31.79%	11.05%	12.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Holger Boerner, who became sole Portfolio Manager of Construction and Housing Portfolio on October 1, 2012, after serving as Co-Manager: For the year, the fund returned 31.79%, beating the 30.25% gain of the MSCI® U.S. IMI Custom Construction & Housing 25-50 Index, and well ahead of the S&P 500®. Record-low interest rates, rising demand and constrained housing supply led to a pickup in new home construction and home values, benefiting the industry. Versus the index, an underweighting in lagging residential real estate investment trusts (REITs) and an overweighting in homebuilding helped the most, while stock picks in home improvement retail, an underweighting in the strong-performing building products group and a modest overweighting in construction/engineering detracted. Individual standouts included national homebuilders Ryland Group, D.R. Horton and Toll Brothers, whose sharp gains were driven by accelerated order growth, high profit margins and positive earnings surprises. In the residential REITs segment, sizable underweightings in UDR and AvalonBay Communities worked well, as decelerating revenue growth and rising costs pressured the group. On the downside, construction/engineering firm Fluor hurt due to an overweighting early on when slowing global economic growth hampered the business and the stock fell. Similarly, in home improvement retail, an early-period overweighting in Lowe's Companies and underweighting in Home Depot had a negative impact. Not owning home improvement retailer Lumber Liquidators Holdings and building products company Fortune Brands Home & Security for most of the period detracted, as the housing recovery fueled steep gains in the stocks of both index components. UDR, Lumber Liquidators and Fortune Brands were not in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Construction and Housing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	23.5	23.2
Lowe's Companies, Inc.	12.2	10.7
Fluor Corp.	3.4	4.5
Toll Brothers, Inc.	2.7	4.2
Vulcan Materials Co.	2.6	2.5
Jacobs Engineering Group, Inc.	2.4	2.9
Quanta Services, Inc.	2.4	3.2
Apartment Investment & Management Co. Class A	2.4	2.2
Lennar Corp. Class A	2.4	2.8
AvalonBay Communities, Inc.	2.3	2.0
	56.3
Top Industries (% of fund's net assets)
As of February 28, 2013
Specialty Retail	35.7%
Real Estate Investment Trusts	15.9%
Household Durables	14.3%
Construction & Engineering	13.4%
Construction Materials	8.4%
All Others*	12.3%

As of August 31, 2012
Specialty Retail	33.9%
Real Estate Investment Trusts	21.7%
Construction & Engineering	15.8%
Household Durables	13.6%
Building Products	5.4%
All Others*	9.6%

* Includes short-term investments and net other assets.

Annual Report

Construction and Housing Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
BUILDING PRODUCTS - 5.2%
Building Products - 5.2%
American Woodmark Corp. (a)	239,068	$ 7,674,083
Armstrong World Industries, Inc.	156,650	8,009,515
Gibraltar Industries, Inc. (a)	87,400	1,498,910
Masco Corp.	416,400	8,019,864
Owens Corning (a)	101,669	3,945,774
USG Corp. (a)(d)	410,000	11,570,200
		40,718,346
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Office Services & Supplies - 0.3%
Interface, Inc.	152,480	2,791,909
CONSTRUCTION & ENGINEERING - 13.4%
Construction & Engineering - 13.4%
Dycom Industries, Inc. (a)	476,000	9,972,200
Fluor Corp.	422,300	26,140,370
Furmanite Corp. (a)	882,689	5,269,653
Granite Construction, Inc.	297,400	9,246,166
Jacobs Engineering Group, Inc. (a)	390,250	19,059,810
MasTec, Inc. (a)	321,000	9,658,890
Quanta Services, Inc. (a)	670,800	19,050,720
Tutor Perini Corp. (a)	366,890	6,240,799
		104,638,608
CONSTRUCTION MATERIALS - 8.4%
Construction Materials - 8.4%
Eagle Materials, Inc.	210,500	13,537,255
Headwaters, Inc. (a)	1,095,354	10,307,281
James Hardie Industries PLC CDI	272,998	2,732,767
Lafarge SA (Bearer)	98,200	6,620,507
Martin Marietta Materials, Inc. (d)	132,750	12,894,008
Vulcan Materials Co.	391,460	19,937,058
		66,028,876
CONTAINERS & PACKAGING - 1.2%
Paper Packaging - 1.2%
Rock-Tenn Co. Class A	103,900	9,189,955
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
Generac Holdings, Inc.	94,400	3,252,080
ENERGY EQUIPMENT & SERVICES - 1.2%
Oil & Gas Equipment & Services - 1.2%
McDermott International, Inc. (a)	720,500	9,164,760
HOUSEHOLD DURABLES - 14.1%
Homebuilding - 13.1%
D.R. Horton, Inc.	805,137	17,954,555
KB Home (d)	594,600	11,113,074
Lennar Corp. Class A (d)	484,078	18,680,570
M.D.C. Holdings, Inc.	170,292	6,544,322

	Shares	Value
M/I Homes, Inc. (a)	478,350	$ 10,954,215
PulteGroup, Inc. (a)	295,583	5,669,282
Ryland Group, Inc.	294,070	10,504,180
Toll Brothers, Inc. (a)	604,714	20,632,842
		102,053,040
Household Appliances - 1.0%
Whirlpool Corp.	70,000	7,906,500
TOTAL HOUSEHOLD DURABLES		109,959,540
REAL ESTATE INVESTMENT TRUSTS - 15.9%
Residential REITs - 14.9%
Apartment Investment & Management Co. Class A	642,271	19,024,067
AvalonBay Communities, Inc.	145,759	18,195,096
BRE Properties, Inc.	248,900	12,099,029
Camden Property Trust (SBI)	212,600	14,699,164
Equity Residential (SBI)	311,192	17,128,008
Essex Property Trust, Inc.	116,300	17,327,537
Home Properties, Inc.	225,600	14,081,952
Sun Communities, Inc.	76,059	3,539,025
		116,093,878
Retail REITs - 1.0%
CBL & Associates Properties, Inc.	347,200	7,895,328
TOTAL REAL ESTATE INVESTMENT TRUSTS		123,989,206
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Real Estate Operating Companies - 1.5%
Forest City Enterprises, Inc. Class A (a)	599,600	9,617,584
LEG Immobilien AG	37,775	2,168,475
		11,786,059
SPECIALTY RETAIL - 35.7%
Home Improvement Retail - 35.7%
Home Depot, Inc.	2,678,261	183,460,877
Lowe's Companies, Inc.	2,498,734	95,326,702
		278,787,579
THRIFTS & MORTGAGE FINANCE - 0.6%
Thrifts & Mortgage Finance - 0.6%
Radian Group, Inc.	50,900	448,429
Walker & Dunlop, Inc. (a)	194,161	4,116,213
		4,564,642
TRADING COMPANIES & DISTRIBUTORS - 0.9%
Trading Companies & Distributors - 0.9%
Watsco, Inc.	86,600	6,743,542
TOTAL COMMON STOCKS (Cost $679,090,305)		771,615,102
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value
HOUSEHOLD DURABLES - 0.2%
Homebuilding - 0.2%
M/I Homes, Inc. Series A, 9.75% (a) (Cost $1,450,405)	69,778	$ 1,751,428
Money Market Funds - 4.9%

Fidelity Cash Central Fund, 0.16% (b)	3,710,749	3,710,749
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	34,324,380	34,324,380
TOTAL MONEY MARKET FUNDS (Cost $38,035,129)		38,035,129
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $718,575,839)		811,401,659
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(30,394,632)
NET ASSETS - 100%		$ 781,007,027
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,783
Fidelity Securities Lending Cash Central Fund	53,623
Total	$ 68,406
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $33,169,257) - See accompanying schedule: Unaffiliated issuers (cost $680,540,710)	$ 773,366,530
Fidelity Central Funds (cost $38,035,129)	38,035,129
Total Investments (cost $718,575,839)		$ 811,401,659
Receivable for investments sold		14,345,020
Receivable for fund shares sold		3,389,300
Dividends receivable		159,522
Distributions receivable from Fidelity Central Funds		9,025
Prepaid expenses		637
Receivable from investment adviser for expense reductions		288
Other receivables		18,052
Total assets		829,323,503

Liabilities
Payable for investments purchased	$ 11,722,400
Payable for fund shares redeemed	1,733,274
Accrued management fee	354,473
Other affiliated payables	126,718
Other payables and accrued expenses	55,231
Collateral on securities loaned, at value	34,324,380
Total liabilities		48,316,476

Net Assets		$ 781,007,027
Net Assets consist of:
Paid in capital		$ 688,369,076
Undistributed net investment income		139,301
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(328,354)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		92,827,004
Net Assets, for 15,017,726 shares outstanding		$ 781,007,027
Net Asset Value, offering price and redemption price per share ($781,007,027 ÷ 15,017,726 shares)		$ 52.01

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 4,232,133
Income from Fidelity Central Funds (including $53,623 from security lending)		68,406
Total income		4,300,539

Expenses
Management fee	$ 1,897,905
Transfer agent fees	725,801
Accounting and security lending fees	131,615
Custodian fees and expenses	17,420
Independent trustees' compensation	1,906
Registration fees	94,114
Audit	38,080
Legal	928
Miscellaneous	1,507
Total expenses before reductions	2,909,276
Expense reductions	(31,182)	2,878,094
Net investment income (loss)		1,422,445
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,161,826
Foreign currency transactions	6,772
Total net realized gain (loss)		13,168,598
Change in net unrealized appreciation (depreciation) on: Investment securities	77,121,102
Assets and liabilities in foreign currencies	1,184
Total change in net unrealized appreciation (depreciation)		77,122,286
Net gain (loss)		90,290,884
Net increase (decrease) in net assets resulting from operations		$ 91,713,329

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,422,445	$ 595,248
Net realized gain (loss)	13,168,598	5,605,883
Change in net unrealized appreciation (depreciation)	77,122,286	5,586,759
Net increase (decrease) in net assets resulting from operations	91,713,329	11,787,890
Distributions to shareholders from net investment income	(1,172,487)	(636,876)
Distributions to shareholders from net realized gain	(4,637,838)	-
Total distributions	(5,810,325)	(636,876)
Share transactions Proceeds from sales of shares	698,619,193	114,698,637
Reinvestment of distributions	5,599,926	621,770
Cost of shares redeemed	(180,705,745)	(67,163,181)
Net increase (decrease) in net assets resulting from share transactions	523,513,374	48,157,226
Redemption fees	76,720	5,297
Total increase (decrease) in net assets	609,493,098	59,313,537

Net Assets
Beginning of period	171,513,929	112,200,392
End of period (including undistributed net investment income of $139,301 and distributions in excess of net investment income of $52,526, respectively)	$ 781,007,027	$ 171,513,929
Other Information Shares
Sold	14,575,583	3,099,736
Issued in reinvestment of distributions	115,773	17,775
Redeemed	(3,960,211)	(1,828,259)
Net increase (decrease)	10,731,145	1,289,252

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 40.01	$ 37.43	$ 29.89	$ 18.01	$ 33.19
Income from Investment Operations
Net investment income (loss) B	.19	.21	.18	.22	.31
Net realized and unrealized gain (loss)	12.47	2.62	7.63	11.91	(14.35)
Total from investment operations	12.66	2.83	7.81	12.13	(14.04)
Distributions from net investment income	(.14)	(.25)	(.28)	(.25)	(.30)
Distributions from net realized gain	(.53)	-	-	-	(.85)
Total distributions	(.67)	(.25)	(.28)	(.25)	(1.15)
Redemption fees added to paid in capital B	.01	- G	.01	- G	.01
Net asset value, end of period	$ 52.01	$ 40.01	$ 37.43	$ 29.89	$ 18.01
Total Return A	31.79%	7.65%	26.24%	67.46%	(43.68)%
Ratios to Average Net Assets C, E
Expenses before reductions	.86%	.96%	.98%	1.01%	1.03%
Expenses net of fee waivers, if any	.86%	.96%	.98%	1.01%	1.03%
Expenses net of all reductions	.86%	.96%	.98%	1.01%	1.02%
Net investment income (loss)	.42%	.59%	.55%	.84%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 781,007	$ 171,514	$ 112,200	$ 99,562	$ 82,219
Portfolio turnover rate D	47%	81%	101%	82%	85%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio A	15.38%	10.07%	8.64%

A Prior to October 1, 2006, Consumer Discretionary Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Gordon Scott, who became Portfolio Manager of Consumer Discretionary Portfolio on May 1, 2012: The fund did well on an absolute basis, posting a 15.38% return for the year. Its relative performance versus the sector benchmark was disappointing, however, as the MSCI® U.S. IMI Consumer Discretionary 25-50 Index advanced 18.69%, but it outpaced the S&P 500®. The consumer discretionary sector was one of the market's stronger performers during the past year, buoyed by rising consumer confidence and a favorable shift in investor sentiment toward a more pro-cyclical, global-recovery market environment. From a broad perspective, the fund's overall bias toward domestic growth stocks was a bit of a headwind, as globally oriented value stocks tended to be more in favor, especially during the second half of the period. Within that context, the fund's relative underperformance was mostly due to inopportune industry positioning. In particular, the fund had significantly greater exposure than the index to general merchandise stores and specialty stores, industries that struggled later in the reporting period. An overweighting in restaurants, on average, also hurt, as did security selection in such areas as home furnishings and apparel retail. In terms of individual stocks, the fund's biggest detractor from relative performance was an overweighted position in Tempur-Pedic International, which makes premium mattresses and pillows. The stock performed poorly, in part due to competitive pressures on profit margins, and the fund's position was sold. An overweighting in fast-food chain operator Yum! Brands detracted, as investors were spooked by declining same-store sales in China, where the company derives a sizable portion of its revenues. The fund's positions in two off-price retailers, Dollar Tree and Ross Stores, also hurt. I added or added to these stocks in hopes of benefiting from potential growth in demand from value-conscious consumers, but, later in the reporting period, both traded down as the companies' earning growth slowed, partially due to greater competition in the off-price space. On the upside, relative performance was bolstered by opportune stock picking in the leisure products industry, as well as by underweighting certain stocks in the underperforming apparel, accessories and luxury goods category. The fund's strongest contributor was its significantly overweighted stake in cable giant Comcast, whose stock rose on solid increases in revenue and operating income. Brunswick, a leader in the marine, fitness, and bowling and billiards industries, and global consumer products conglomerate Jarden also buoyed the fund's relative results, as investors rewarded both companies for their strong earnings and free cash flow generation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Discretionary Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Comcast Corp. Class A	8.0	7.5
The Walt Disney Co.	5.5	6.0
News Corp. Class A	4.5	4.4
Lowe's Companies, Inc.	4.1	2.1
Time Warner, Inc.	3.6	2.7
Home Depot, Inc.	2.9	0.0
NIKE, Inc. Class B	2.5	0.5
Yum! Brands, Inc.	2.4	3.4
O'Reilly Automotive, Inc.	2.3	1.4
Starbucks Corp.	2.2	2.4
	38.0
Top Industries (% of fund's net assets)
As of February 28, 2013
Specialty Retail	33.3%
Media	25.5%
Hotels, Restaurants & Leisure	10.2%
Textiles, Apparel & Luxury Goods	9.4%
Internet & Catalog Retail	5.1%
All Others*	16.5%

As of August 31, 2012
Media	29.2%
Specialty Retail	26.8%
Hotels, Restaurants & Leisure	13.4%
Multiline Retail	7.9%
Textiles, Apparel & Luxury Goods	5.2%
All Others*	17.5%

* Includes short-term investments and net other assets.

Annual Report

Consumer Discretionary Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
AUTO COMPONENTS - 3.2%
Auto Parts & Equipment - 3.2%
BorgWarner, Inc. (a)	51,542	$ 3,835,240
Delphi Automotive PLC	119,631	5,006,557
Lear Corp.	36,292	1,938,719
Tenneco, Inc. (a)	53,700	1,902,591
		12,683,107
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Office Services & Supplies - 0.8%
Interface, Inc.	184,900	3,385,519
DISTRIBUTORS - 1.6%
Distributors - 1.6%
LKQ Corp. (a)	299,386	6,343,989
DIVERSIFIED CONSUMER SERVICES - 0.2%
Specialized Consumer Services - 0.2%
Ascent Capital Group, Inc. (a)	13,072	896,608
HOTELS, RESTAURANTS & LEISURE - 10.2%
Casinos & Gaming - 1.4%
Las Vegas Sands Corp.	103,809	5,345,125
Hotels, Resorts & Cruise Lines - 1.2%
Wyndham Worldwide Corp.	81,640	4,917,994
Restaurants - 7.6%
Buffalo Wild Wings, Inc. (a)	31,800	2,502,342
Chipotle Mexican Grill, Inc. (a)	11,326	3,587,964
Domino's Pizza, Inc.	124,100	5,909,642
Starbucks Corp.	161,618	8,859,899
Yum! Brands, Inc.	141,839	9,287,618
		30,147,465
TOTAL HOTELS, RESTAURANTS & LEISURE		40,410,584
HOUSEHOLD DURABLES - 3.0%
Homebuilding - 0.5%
Lennar Corp. Class A	55,800	2,153,322
Housewares & Specialties - 2.5%
Jarden Corp.	99,649	6,189,199
Tupperware Brands Corp.	45,500	3,559,465
		9,748,664
TOTAL HOUSEHOLD DURABLES		11,901,986
INTERNET & CATALOG RETAIL - 5.1%
Catalog Retail - 2.0%
Liberty Media Corp. Interactive Series A (a)	369,297	7,710,921

	Shares	Value
Internet Retail - 3.1%
Amazon.com, Inc. (a)	17,868	$ 4,721,976
priceline.com, Inc. (a)	11,273	7,751,089
		12,473,065
TOTAL INTERNET & CATALOG RETAIL		20,183,986
LEISURE EQUIPMENT & PRODUCTS - 1.8%
Leisure Products - 1.8%
Brunswick Corp.	201,932	7,358,402
MACHINERY - 0.3%
Industrial Machinery - 0.3%
Stanley Black & Decker, Inc.	14,400	1,133,280
MEDIA - 25.5%
Broadcasting - 1.5%
Discovery Communications, Inc. (a)	84,400	6,189,052
Cable & Satellite - 10.4%
Comcast Corp. Class A	802,360	31,925,905
DIRECTV (a)	85,954	4,140,404
Sirius XM Radio, Inc. (d)	1,666,577	5,166,389
		41,232,698
Movies & Entertainment - 13.6%
News Corp. Class A	618,969	17,826,307
The Walt Disney Co.	398,858	21,773,658
Time Warner, Inc.	272,027	14,463,676
		54,063,641
TOTAL MEDIA		101,485,391
MULTILINE RETAIL - 3.6%
General Merchandise Stores - 3.6%
Dollar General Corp. (a)	160,038	7,416,161
Dollar Tree, Inc. (a)	154,427	6,977,784
		14,393,945
PROFESSIONAL SERVICES - 0.4%
Research & Consulting Services - 0.4%
Nielsen Holdings B.V.	43,500	1,465,515
SPECIALTY RETAIL - 33.3%
Apparel Retail - 6.5%
Abercrombie & Fitch Co. Class A	77,180	3,598,903
American Eagle Outfitters, Inc.	173,860	3,595,425
Ascena Retail Group, Inc. (a)	89,179	1,497,315
Limited Brands, Inc.	86,898	3,955,597
Ross Stores, Inc.	103,320	5,988,427
TJX Companies, Inc.	160,261	7,206,937
		25,842,604
Automotive Retail - 4.1%
CarMax, Inc. (a)	184,563	7,089,065
O'Reilly Automotive, Inc. (a)	91,070	9,265,462
		16,354,527
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Home Improvement Retail - 7.0%
Home Depot, Inc.	167,562	$ 11,477,997
Lowe's Companies, Inc.	425,235	16,222,715
		27,700,712
Homefurnishing Retail - 2.4%
Bed Bath & Beyond, Inc. (a)	84,324	4,785,387
Williams-Sonoma, Inc.	105,617	4,795,012
		9,580,399
Specialty Stores - 13.3%
Cabela's, Inc. Class A (a)	106,700	5,397,953
Dick's Sporting Goods, Inc.	109,228	5,461,400
Hibbett Sports, Inc. (a)	58,700	3,101,708
PetSmart, Inc.	89,800	5,846,878
Sally Beauty Holdings, Inc. (a)	177,090	4,912,477
Signet Jewelers Ltd.	116,400	7,126,008
Staples, Inc.	223,000	2,939,140
Tiffany & Co., Inc. (d)	75,154	5,047,343
Tractor Supply Co.	65,239	6,784,204
Ulta Salon, Cosmetics & Fragrance, Inc.	44,385	3,930,736
Vitamin Shoppe, Inc. (a)	48,200	2,532,910
		53,080,757
TOTAL SPECIALTY RETAIL		132,558,999
TEXTILES, APPAREL & LUXURY GOODS - 9.4%
Apparel, Accessories & Luxury Goods - 5.8%
Hanesbrands, Inc. (a)	135,100	5,355,364
Michael Kors Holdings Ltd. (a)	20,600	1,221,168
PVH Corp.	66,485	8,101,197
Ralph Lauren Corp.	15,955	2,767,714
VF Corp.	35,985	5,802,941
		23,248,384
Footwear - 3.6%
NIKE, Inc. Class B	183,122	9,972,824

	Shares	Value
Steven Madden Ltd. (a)	41,606	$ 1,834,409
Wolverine World Wide, Inc.	55,900	2,358,980
		14,166,213
TOTAL TEXTILES, APPAREL & LUXURY GOODS		37,414,597
TOTAL COMMON STOCKS (Cost $325,345,658)		391,615,908
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.16% (b)	6,055,808	6,055,808
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	10,155,047	10,155,047
TOTAL MONEY MARKET FUNDS (Cost $16,210,855)		16,210,855
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $341,556,513)		407,826,763
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(9,901,802)
NET ASSETS - 100%		$ 397,924,961
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,263
Fidelity Securities Lending Cash Central Fund	62,598
Total	$ 68,861
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $9,847,613) - See accompanying schedule: Unaffiliated issuers (cost $325,345,658)	$ 391,615,908
Fidelity Central Funds (cost $16,210,855)	16,210,855
Total Investments (cost $341,556,513)		$ 407,826,763
Receivable for fund shares sold		536,218
Dividends receivable		211,179
Distributions receivable from Fidelity Central Funds		2,005
Prepaid expenses		715
Receivable from investment adviser for expense reductions		16
Other receivables		14,733
Total assets		408,591,629

Liabilities
Payable for fund shares redeemed	$ 211,171
Accrued management fee	181,483
Other affiliated payables	79,274
Other payables and accrued expenses	39,693
Collateral on securities loaned, at value	10,155,047
Total liabilities		10,666,668

Net Assets		$ 397,924,961
Net Assets consist of:
Paid in capital		$ 333,133,047
Undistributed net investment income		71,669
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,550,005)
Net unrealized appreciation (depreciation) on investments		66,270,250
Net Assets, for 14,523,342 shares outstanding		$ 397,924,961
Net Asset Value, offering price and redemption price per share ($397,924,961 ÷ 14,523,342 shares)		$ 27.40

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 4,076,157
Income from Fidelity Central Funds (including $62,598 from security lending)		68,861
Total income		4,145,018

Expenses
Management fee	$ 1,823,645
Transfer agent fees	734,561
Accounting and security lending fees	129,095
Custodian fees and expenses	19,221
Independent trustees' compensation	2,095
Registration fees	42,080
Audit	49,441
Legal	1,126
Miscellaneous	2,444
Total expenses before reductions	2,803,708
Expense reductions	(48,271)	2,755,437
Net investment income (loss)		1,389,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10,018)	32,711,295
Foreign currency transactions	(13,116)
Total net realized gain (loss)		32,698,179
Change in net unrealized appreciation (depreciation) on investment securities		14,080,239
Net gain (loss)		46,778,418
Net increase (decrease) in net assets resulting from operations		$ 48,167,999

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,389,581	$ 1,570,752
Net realized gain (loss)	32,698,179	(1,910,941)
Change in net unrealized appreciation (depreciation)	14,080,239	19,673,233
Net increase (decrease) in net assets resulting from operations	48,167,999	19,333,044
Distributions to shareholders from net investment income	(1,423,771)	(1,192,808)
Distributions to shareholders from net realized gain	(28,825,549)	(7,465,053)
Total distributions	(30,249,320)	(8,657,861)
Share transactions Proceeds from sales of shares	157,798,400	134,058,752
Reinvestment of distributions	29,828,221	8,554,881
Cost of shares redeemed	(86,154,173)	(77,852,268)
Net increase (decrease) in net assets resulting from share transactions	101,472,448	64,761,365
Redemption fees	9,795	4,336
Total increase (decrease) in net assets	119,400,922	75,440,884

Net Assets
Beginning of period	278,524,039	203,083,155
End of period (including undistributed net investment income of $71,669 and undistributed net investment income of $208,928, respectively)	$ 397,924,961	$ 278,524,039
Other Information Shares
Sold	5,875,814	5,545,938
Issued in reinvestment of distributions	1,171,513	353,027
Redeemed	(3,249,221)	(3,302,815)
Net increase (decrease)	3,798,106	2,596,150

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 25.97	$ 24.98	$ 19.37	$ 11.67	$ 19.70
Income from Investment Operations
Net investment income (loss) B	.11	.17	.05	.06	.10
Net realized and unrealized gain (loss)	3.70	1.91	5.71	7.70	(8.05)
Total from investment operations	3.81	2.08	5.76	7.76	(7.95)
Distributions from net investment income	(.11)	(.12)	(.05)	(.06)	(.08)
Distributions from net realized gain	(2.27)	(.97)	(.10)	-	(.01)
Total distributions	(2.38)	(1.09)	(.15)	(.06)	(.09)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 27.40	$ 25.97	$ 24.98	$ 19.37	$ 11.67
Total Return A	15.38%	8.67%	29.75%	66.54%	(40.37)%
Ratios to Average Net Assets C, E
Expenses before reductions	.86%	.89%	.96%	1.10%	1.19%
Expenses net of fee waivers, if any	.86%	.89%	.96%	1.10%	1.15%
Expenses net of all reductions	.84%	.88%	.95%	1.08%	1.15%
Net investment income (loss)	.43%	.72%	.23%	.37%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 397,925	$ 278,524	$ 203,083	$ 77,011	$ 21,325
Portfolio turnover rate D	170%	174%	196%	134%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	7.52%	11.27%	12.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Jean Park, Portfolio Manager of Leisure Portfolio: For the year, the fund gained 7.52%, solidly outpacing the 6.27% return of its industry benchmark, the MSCI® U.S. IMI Consumer Services 25-50 Index, but underperforming the broad-based S&P 500®. Despite numerous macroeconomic challenges, leisure stocks rallied in the second half of the period, overcoming a negative showing in the first half, as investor sentiment improved and macroeconomic concerns somewhat abated. Turning to the fund's performance versus the MSCI index, underweighting the weak-performing education services group - along with good stock selection here - provided the biggest boost. These companies have been hindered by both waning demand and changes in government funding. In particular, not owning index component Apollo Group and largely avoiding ITT Educational Services were positives. Also contributing were out-of-index positions in G-III Apparel Group and PVH in the apparel accessories/luxury goods category, and Dollar General in general merchandise stores. I sold ITT, G-III and Dollar General by period end. Wyndham Worldwide was the fund's top individual contributor on a relative basis. This stock benefited in part from the hotel's improving returns in its time-share business. Among restaurants, our position in Starbucks was a winner, due in part to declining coffee prices. Another strong pick was Ruth's Hospitality Group, which operates the franchise Ruth's Chris Steak House, among others. On the downside, stock selection in specialized consumer services hampered the fund's result. Here, H&R Block and Weight Watchers were the primary detractors. Not owning a stake in brick and mortar tax preparer H&R Block - an index component - detracted, as the company held up better than I anticipated given the increasing demand for online tax services. In the case of Weight Watchers, the fund's overweighting was detrimental, since the weight-management services company suffered from several challenges, including the rollout of its new diet launches. Elsewhere, untimely ownership of cruise line Carnival was a miss. I sold the stock in the first half of the year thinking pressure from the weakened European consumer coupled with more stringent fuel standards and rising fuel costs would negatively impact the company, but it held up well. In casinos/gaming, Las Vegas Sands detracted, as the company grappled with a weak outlook in Asia and the stock lost ground.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Leisure Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Starbucks Corp.	14.9	16.7
McDonald's Corp.	13.4	15.5
Wyndham Worldwide Corp.	7.9	5.7
Las Vegas Sands Corp.	7.6	11.6
Penn National Gaming, Inc.	5.9	2.1
Hyatt Hotels Corp. Class A	4.6	2.8
Yum! Brands, Inc.	4.5	5.0
Brinker International, Inc.	3.9	2.1
Starwood Hotels & Resorts Worldwide, Inc.	3.6	1.5
Panera Bread Co. Class A	3.6	4.4
	69.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Hotels, Restaurants & Leisure	86.0%
Diversified Consumer Services	4.7%
Software	2.8%
Media	1.3%
Textiles, Apparel & Luxury Goods	1.0%
All Others*	4.2%

As of August 31, 2012
Hotels, Restaurants & Leisure	83.7%
Diversified Consumer Services	8.3%
Food & Staples Retailing	1.4%
Textiles, Apparel & Luxury Goods	1.4%
Household Durables	1.0%
All Others*	4.2%

* Includes short-term investments and net other assets.

Annual Report

Leisure Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 4.7%
Education Services - 0.2%
K12, Inc. (a)(d)	30,312	$ 632,005
Specialized Consumer Services - 4.5%
Coinstar, Inc. (a)(d)	48,700	2,492,953
Steiner Leisure Ltd. (a)	243,193	11,466,550
Weight Watchers International, Inc. (d)	40,000	1,713,600
		15,673,103
TOTAL DIVERSIFIED CONSUMER SERVICES		16,305,108
FOOD & STAPLES RETAILING - 0.2%
Hypermarkets & Super Centers - 0.2%
Wal-Mart Stores, Inc.	9,500	672,410
HOTELS, RESTAURANTS & LEISURE - 85.9%
Casinos & Gaming - 16.7%
Las Vegas Sands Corp.	513,276	26,428,581
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	40,870	785,113
MGM China Holdings Ltd.	900,000	2,174,687
Penn National Gaming, Inc. (a)	408,112	20,344,383
SHFL Entertainment, Inc. (a)	356,261	5,650,299
Wynn Resorts Ltd.	23,000	2,688,700
		58,071,763
Hotels, Resorts & Cruise Lines - 16.1%
Hyatt Hotels Corp. Class A (a)	387,907	15,939,099
Starwood Hotels & Resorts Worldwide, Inc.	209,100	12,615,003
Wyndham Worldwide Corp.	457,200	27,541,728
		56,095,830
Leisure Facilities - 1.3%
Cedar Fair LP (depositary unit)	114,290	4,324,734
Restaurants - 51.8%
BJ's Restaurants, Inc. (a)	91,500	2,817,285
Bravo Brio Restaurant Group, Inc. (a)	131,269	1,979,537
Brinker International, Inc.	412,900	13,782,602
CEC Entertainment, Inc.	52,815	1,597,654
Chipotle Mexican Grill, Inc. (a)	37,229	11,793,775
Denny's Corp. (a)	534,503	3,025,287
Jack in the Box, Inc. (a)	83,900	2,656,274
McDonald's Corp.	486,700	46,674,530
Panera Bread Co. Class A (a)	77,000	12,393,150
Papa John's International, Inc. (a)	108,600	5,648,286
Ruth's Hospitality Group, Inc. (a)	486,729	4,409,765
Starbucks Corp.	945,400	51,826,825
Texas Roadhouse, Inc. Class A	300,308	5,807,957
Yum! Brands, Inc.	240,700	15,761,036
		180,173,963
TOTAL HOTELS, RESTAURANTS & LEISURE		298,666,290

	Shares	Value
HOUSEHOLD DURABLES - 0.9%
Housewares & Specialties - 0.9%
Tupperware Brands Corp.	39,900	$ 3,121,377
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Leisure Products - 0.5%
Hasbro, Inc. (d)	42,677	1,707,934
MEDIA - 1.3%
Movies & Entertainment - 1.3%
Viacom, Inc. Class B (non-vtg.)	78,500	4,589,110
SOFTWARE - 2.8%
Application Software - 1.6%
Intuit, Inc.	89,500	5,770,960
Home Entertainment Software - 1.2%
Playtech Ltd.	480,000	4,161,572
TOTAL SOFTWARE		9,932,532
SPECIALTY RETAIL - 0.9%
Apparel Retail - 0.9%
Express, Inc. (a)	165,000	3,052,500
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Apparel, Accessories & Luxury Goods - 1.0%
PVH Corp.	29,140	3,550,709
TOTAL COMMON STOCKS (Cost $208,138,905)		341,597,970
Convertible Bonds - 0.1%
Principal Amount
HOTELS, RESTAURANTS & LEISURE - 0.1%
Casinos & Gaming - 0.1%
MGM Mirage, Inc. 4.25% 4/15/15 (Cost $300,000)	$ 300,000	323,438
Money Market Funds - 3.2%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	5,251,085	$ 5,251,085
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	5,865,638	5,865,638
TOTAL MONEY MARKET FUNDS (Cost $11,116,723)		11,116,723
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $219,555,628)		353,038,131
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(5,336,803)
NET ASSETS - 100%		$ 347,701,328
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,305
Fidelity Securities Lending Cash Central Fund	319,439
Total	$ 327,744
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 341,597,970	$ 341,597,970	$ -	$ -
Convertible Bonds	323,438	-	323,438	-
Money Market Funds	11,116,723	11,116,723	-	-
Total Investments in Securities:	$ 353,038,131	$ 352,714,693	$ 323,438	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $5,662,152) - See accompanying schedule: Unaffiliated issuers (cost $208,438,905)	$ 341,921,408
Fidelity Central Funds (cost $11,116,723)	11,116,723
Total Investments (cost $219,555,628)		$ 353,038,131
Receivable for investments sold		1,450,153
Receivable for fund shares sold		283,408
Dividends receivable		374,759
Interest receivable		4,817
Distributions receivable from Fidelity Central Funds		26,683
Prepaid expenses		742
Receivable from investment adviser for expense reductions		977
Other receivables		14,146
Total assets		355,193,816

Liabilities
Payable for investments purchased	$ 1,008,793
Payable for fund shares redeemed	352,549
Accrued management fee	160,400
Other affiliated payables	72,652
Other payables and accrued expenses	32,456
Collateral on securities loaned, at value	5,865,638
Total liabilities		7,492,488

Net Assets		$ 347,701,328
Net Assets consist of:
Paid in capital		$ 206,373,985
Undistributed net investment income		1,020,608
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,824,232
Net unrealized appreciation (depreciation) on investments		133,482,503
Net Assets, for 3,210,562 shares outstanding		$ 347,701,328
Net Asset Value, offering price and redemption price per share ($347,701,328 ÷ 3,210,562 shares)		$ 108.30

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 6,090,533
Special dividends		1,975,259
Interest		12,785
Income from Fidelity Central Funds (including $319,439 from security lending)		327,744
Total income		8,406,321

Expenses
Management fee	$ 2,160,756
Transfer agent fees	863,140
Accounting and security lending fees	154,109
Custodian fees and expenses	22,247
Independent trustees' compensation	2,653
Registration fees	39,638
Audit	39,890
Legal	1,586
Interest	648
Miscellaneous	3,513
Total expenses before reductions	3,288,180
Expense reductions	(53,638)	3,234,542
Net investment income (loss)		5,171,779
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,159,541
Foreign currency transactions	(415)
Total net realized gain (loss)		29,159,126
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,514,264)
Assets and liabilities in foreign currencies	(88)
Total change in net unrealized appreciation (depreciation)		(18,514,352)
Net gain (loss)		10,644,774
Net increase (decrease) in net assets resulting from operations		$ 15,816,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,171,779	$ 2,610,015
Net realized gain (loss)	29,159,126	3,812,173
Change in net unrealized appreciation (depreciation)	(18,514,352)	51,611,340
Net increase (decrease) in net assets resulting from operations	15,816,553	58,033,528
Distributions to shareholders from net investment income	(4,448,135)	(358,648)
Distributions to shareholders from net realized gain	(14,222,894)	(19,922)
Total distributions	(18,671,029)	(378,570)
Share transactions Proceeds from sales of shares	156,429,390	191,824,059
Reinvestment of distributions	17,865,449	362,956
Cost of shares redeemed	(264,267,746)	(220,590,207)
Net increase (decrease) in net assets resulting from share transactions	(89,972,907)	(28,403,192)
Redemption fees	21,280	17,007
Total increase (decrease) in net assets	(92,806,103)	29,268,773

Net Assets
Beginning of period	440,507,431	411,238,658
End of period (including undistributed net investment income of $1,020,608 and undistributed net investment income of $598,610, respectively)	$ 347,701,328	$ 440,507,431
Other Information Shares
Sold	1,447,422	2,002,224
Issued in reinvestment of distributions	175,454	3,903
Redeemed	(2,547,299)	(2,377,349)
Net increase (decrease)	(924,423)	(371,222)

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 106.53	$ 91.26	$ 69.99	$ 46.24	$ 69.03
Income from Investment Operations
Net investment income (loss) B	1.40 E	.64	.55	.43	.60
Net realized and unrealized gain (loss)	6.22	14.73	21.22	23.73	(22.57)
Total from investment operations	7.62	15.37	21.77	24.16	(21.97)
Distributions from net investment income	(1.36)	(.09)	(.52)	(.41)	(.54)
Distributions from net realized gain	(4.50)	(.01)	-	-	(.28)
Total distributions	(5.86)	(.10)	(.52)	(.41)	(.82)
Redemption fees added to paid in capital B	.01	- H	.02	- H	- H
Net asset value, end of period	$ 108.30	$ 106.53	$ 91.26	$ 69.99	$ 46.24
Total Return A	7.52%	16.85%	31.16%	52.35%	(32.07)%
Ratios to Average Net Assets C, F
Expenses before reductions	.85%	.86%	.90%	.94%	.93%
Expenses net of fee waivers, if any	.85%	.86%	.90%	.94%	.93%
Expenses net of all reductions	.83%	.86%	.89%	.93%	.93%
Net investment income (loss)	1.33% E	.68%	.66%	.70%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 347,701	$ 440,507	$ 411,239	$ 224,465	$ 159,115
Portfolio turnover rate D	90%	77%	112%	99%	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.53 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .82%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	27.91%	13.01%	11.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Nidhi Gupta, who became Portfolio Manager of Multimedia Portfolio on January 19, 2013: For the year, the fund advanced 27.91%, trailing the 31.66% result of the MSCI® U.S. IMI Media 25-50 Index but easily topping the broad-based S&P 500®. It was a strong year for media stocks even amid decelerating growth in the U.S. advertising market, which resulted in lackluster company fundamentals. Against this backdrop, the best-performing areas within the industry were those with the highest and/or fastest-growing dividend yields, such as cable/satellite and movies/entertainment. Companies in these sub-industries tend to have the most dominant market share and predictable cash flow. With the ad cycle moving into the deceleration phase, the fund was hurt primarily by its positioning in newer forms of media with the fastest growth - namely companies with the greatest exposure to the secular transition toward digital advertising and entertainment - on the assumption that these firms could grow regardless of the cycle and, therefore, investors would still favor them. This led the previous manager to maintain modest out-of-benchmark exposure to Internet software/services, home entertainment software and Internet retail, which hampered results. Specifically, non-index positions in Bankrate, an Internet-based personal finance service, online social-game developer Zynga and Groupon, the operator of a local commerce marketplace that offers goods and services at discounted rates, were among the largest individual detractors from relative performance. Each of these new-media stocks underperformed the market this past year on disappointing financial results. Conversely, large underweightings in publishing and advertising boosted relative results the most. Within publishing, largely avoiding Washington Post and Scholastic, which specialize in newspapers and educational books, respectively, helped, as did not owning integrated media and merchandising company Martha Stewart Living Omnimedia, an index component. Each of these stocks struggled with declining print advertising. Additionally, revenue for the Washington Post's education business shrank amid renewed government scrutiny of this industry, while Martha Stewart Living's branding department was tied up in a legal battle over distribution rights with department store Macy's.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Multimedia Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	14.0	14.7
Comcast Corp. Class A	12.7	11.0
Time Warner, Inc.	7.2	7.1
News Corp. Class A	6.2	6.3
CBS Corp. Class B	4.5	4.8
Viacom, Inc. Class B (non-vtg.)	4.2	4.8
DIRECTV	3.8	4.9
Time Warner Cable, Inc.	3.6	4.5
Omnicom Group, Inc.	2.8	2.0
Comcast Corp. Class A (special) (non-vtg.)	2.5	2.0
	61.5
Top Industries (% of fund's net assets)
As of February 28, 2013
Media	93.0%
Diversified Financial Services	2.1%
All Others*	4.9%

As of August 31, 2012
Media	92.3%
Internet Software & Services	2.3%
Software	0.3%
Internet & Catalog Retail	0.2%
All Others*	4.9%

* Includes short-term investments and net other assets.

Annual Report

Multimedia Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 2.1%
Specialized Finance - 2.1%
McGraw-Hill Companies, Inc.	298,200	$ 13,881,210
MEDIA - 93.0%
Advertising - 6.1%
Arbitron, Inc.	61,800	2,894,712
Digital Generation, Inc. (a)(d)	153,600	1,190,400
Harte-Hanks, Inc.	187,300	1,361,671
Interpublic Group of Companies, Inc.	595,400	7,609,212
Lamar Advertising Co. Class A (a)	107,300	4,961,552
National CineMedia, Inc.	145,000	2,211,250
Omnicom Group, Inc.	320,600	18,444,118
ReachLocal, Inc. (a)	116,000	1,453,480
		40,126,395
Broadcasting - 12.7%
Belo Corp. Series A	274,200	2,369,088
CBS Corp. Class B	684,700	29,709,133
Discovery Communications, Inc. (a)	176,350	12,931,746
Discovery Communications, Inc. Class C (non-vtg.) (a)	136,750	8,820,375
Fisher Communications, Inc.	2,800	102,956
Liberty Media Corp. Class A (a)	126,793	13,693,644
LIN TV Corp. Class A (a)	350,600	3,986,322
Pandora Media, Inc. (a)(d)	152,700	1,862,940
Scripps Networks Interactive, Inc. Class A	118,300	7,458,815
Sinclair Broadcast Group, Inc. Class A	164,300	2,313,344
		83,248,363
Cable & Satellite - 34.5%
AMC Networks, Inc. Class A (a)	90,000	5,166,000
Cablevision Systems Corp. - NY Group Class A	302,400	4,230,576
Charter Communications, Inc. Class A (a)	60,400	5,217,956
Comcast Corp.:
Class A	2,099,850	83,553,032
Class A (special) (non-vtg.)	430,200	16,480,962
DIRECTV (a)	524,813	25,280,242
DISH Network Corp. Class A	271,900	9,462,120
Liberty Global, Inc.:
Class A (a)(d)	174,675	12,033,361
Class C (a)(d)	150,200	9,591,772
Sirius XM Radio, Inc. (d)	4,667,460	14,469,126
Starz - Liberty Capital Series A (a)	125,093	2,321,726
Time Warner Cable, Inc.	276,569	23,892,796
Virgin Media, Inc.	332,700	15,437,280
		227,136,949
Movies & Entertainment - 35.7%
Cinemark Holdings, Inc.	167,700	4,662,060
DreamWorks Animation SKG, Inc. Class A (a)(d)	134,800	2,237,680
Lions Gate Entertainment Corp. (a)(d)	168,300	3,529,251
Live Nation Entertainment, Inc. (a)	281,700	2,983,203

	Shares	Value
News Corp.:
Class A	1,413,982	$ 40,722,682
Class B	188,300	5,509,658
Regal Entertainment Group Class A (d)	185,200	2,902,084
The Madison Square Garden Co. Class A (a)	94,800	5,301,216
The Walt Disney Co.	1,690,504	92,284,612
Time Warner, Inc.	884,366	47,021,740
Viacom, Inc. Class B (non-vtg.)	474,000	27,710,040
		234,864,226
Publishing - 4.0%
E.W. Scripps Co. Class A (a)	159,900	1,728,519
Gannett Co., Inc.	339,400	6,811,758
John Wiley & Sons, Inc. Class A	76,700	2,805,686
Meredith Corp. (d)	78,600	3,302,772
Morningstar, Inc.	46,900	3,216,402
Scholastic Corp.	70,800	2,131,080
The New York Times Co. Class A (a)	286,300	2,768,521
Washington Post Co. Class B	8,800	3,507,152
		26,271,890
TOTAL MEDIA		611,647,823
TOTAL COMMON STOCKS (Cost $491,226,734)		625,529,033
Money Market Funds - 11.3%

Fidelity Cash Central Fund, 0.16% (b)	31,684,270	31,684,270
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	42,534,384	42,534,384
TOTAL MONEY MARKET FUNDS (Cost $74,218,654)		74,218,654
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $565,445,388)		699,747,687
NET OTHER ASSETS (LIABILITIES) - (6.4)%		(42,381,314)
NET ASSETS - 100%		$ 657,366,373
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,222
Fidelity Securities Lending Cash Central Fund	145,513
Total	$ 174,735
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $41,712,156) - See accompanying schedule: Unaffiliated issuers (cost $491,226,734)	$ 625,529,033
Fidelity Central Funds (cost $74,218,654)	74,218,654
Total Investments (cost $565,445,388)		$ 699,747,687
Receivable for fund shares sold		1,412,038
Dividends receivable		661,537
Distributions receivable from Fidelity Central Funds		29,102
Prepaid expenses		526
Receivable from investment adviser for expense reductions		97
Other receivables		12,854
Total assets		701,863,841

Liabilities
Payable for fund shares redeemed	$ 1,493,778
Accrued management fee	297,102
Other affiliated payables	126,700
Other payables and accrued expenses	45,504
Collateral on securities loaned, at value	42,534,384
Total liabilities		44,497,468

Net Assets		$ 657,366,373
Net Assets consist of:
Paid in capital		$ 526,089,400
Distributions in excess of net investment income		(139,171)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,885,766)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		134,301,910
Net Assets, for 10,679,403 shares outstanding		$ 657,366,373
Net Asset Value, offering price and redemption price per share ($657,366,373 ÷ 10,679,403 shares)		$ 61.55

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 5,531,217
Special dividends		734,250
Income from Fidelity Central Funds (including $145,513 from security lending)		174,735
Total income		6,440,202

Expenses
Management fee	$ 1,958,974
Transfer agent fees	827,444
Accounting and security lending fees	138,852
Custodian fees and expenses	14,720
Independent trustees' compensation	2,055
Registration fees	95,415
Audit	41,549
Legal	1,011
Miscellaneous	2,145
Total expenses before reductions	3,082,165
Expense reductions	(24,243)	3,057,922
Net investment income (loss)		3,382,280
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	803,715
Foreign currency transactions	7,950
Total net realized gain (loss)		811,665
Change in net unrealized appreciation (depreciation) on: Investment securities	86,560,234
Assets and liabilities in foreign currencies	(401)
Total change in net unrealized appreciation (depreciation)		86,559,833
Net gain (loss)		87,371,498
Net increase (decrease) in net assets resulting from operations		$ 90,753,778

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,382,280	$ 1,191,206
Net realized gain (loss)	811,665	(3,300,816)
Change in net unrealized appreciation (depreciation)	86,559,833	(611,251)
Net increase (decrease) in net assets resulting from operations	90,753,778	(2,720,861)
Distributions to shareholders from net investment income	(3,485,896)	(1,167,605)
Distributions to shareholders from net realized gain	-	(1,177,808)
Total distributions	(3,485,896)	(2,345,413)
Share transactions Proceeds from sales of shares	539,936,328	125,782,043
Reinvestment of distributions	3,390,166	2,273,089
Cost of shares redeemed	(156,442,466)	(145,769,203)
Net increase (decrease) in net assets resulting from share transactions	386,884,028	(17,714,071)
Redemption fees	57,823	16,532
Total increase (decrease) in net assets	474,209,733	(22,763,813)

Net Assets
Beginning of period	183,156,640	205,920,453
End of period (including distributions in excess of net investment income of $139,171 and distributions in excess of net investment income of $52,199, respectively)	$ 657,366,373	$ 183,156,640
Other Information Shares
Sold	9,657,499	2,698,656
Issued in reinvestment of distributions	59,456	50,831
Redeemed	(2,815,324)	(3,279,398)
Net increase (decrease)	6,901,631	(529,911)

Financial Highlights

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 48.48	$ 47.80	$ 34.39	$ 18.27	$ 35.30
Income from Investment Operations
Net investment income (loss) B	.53 E	.29	.14	.13 F	.06
Net realized and unrealized gain (loss)	12.96	.96 G	13.39	16.12	(16.17)
Total from investment operations	13.49	1.25	13.53	16.25	(16.11)
Distributions from net investment income	(.43)	(.32)	(.12)	(.13)	(.06)
Distributions from net realized gain	-	(.25)	-	-	(.86)
Total distributions	(.43)	(.57)	(.12)	(.13)	(.92)
Redemption fees added to paid in capital B	.01	- J	- J	- J	- J
Net asset value, end of period	$ 61.55	$ 48.48	$ 47.80	$ 34.39	$ 18.27
Total Return A	27.91%	2.73%	39.37%	88.96%	(46.75)%
Ratios to Average Net Assets C, H
Expenses before reductions	.88%	.90%	.94%	1.08%	1.07%
Expenses net of fee waivers, if any	.88%	.90%	.94%	1.08%	1.07%
Expenses net of all reductions	.88%	.90%	.94%	1.07%	1.07%
Net investment income (loss)	.97% E	.64%	.37%	.44% F	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 657,366	$ 183,157	$ 205,920	$ 76,309	$ 26,183
Portfolio turnover rate D	30%	85%	76%	40%	39%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..76%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .10%. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	18.98%	17.07%	14.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Peter Dixon, Portfolio Manager of Retailing Portfolio: For the year, the fund gained 18.98%, trailing the 21.05% return of the MSCI® U.S. IMI Retailing 25-50 Index, but significantly outpacing the 13.46% advance of the broad-based S&P 500®. The period started with unusually warm weather, which drove strong customer traffic to stores and malls and benefited sales of spring goods, lifting many retailers, including home improvement and apparel. New apparel trends helped sustain strong momentum throughout spring and into summer, and also was a strong contributor to a better-than-expected back-to-school season. Despite some macroeconomic and political distractions, as well as warm weather continuing into the holiday season, the year finished strong, which helped retailing stocks sustain their upward momentum through period end. An early-period overweighting in apparel retailer Express was by far the biggest individual detractor. The company suffered from a series of temporary, fashion-driven missteps that resulted in lower-than-expected earnings growth, which hurt the stock during a time when other apparel retailers were performing well. Not owning apparel retailer and index component Gap also hampered the fund's performance, as I underestimated the amount to which the company would benefit from easy input-cost comparisons and on-trend fashion, which drove better-than-expected earnings and strong stock performance. Untimely positioning in home-improvement retailer Lowe's Companies hurt. I overweighted the stock in anticipation of the company benefiting from self-help initiatives and a lift from an improving U.S. housing market. However, self-help initiatives took longer-than-expected to aid the firm, driving poor earnings and stock performance in first half of the period. Conversely, I avoided JCPenney for essentially the entire period, and it was our biggest relative contributor. The department store chain has been undergoing a large transformation, and same-store sales plummeted during the year. Several other top contributors were non-index holdings in companies that have concepts and/or brands that are differentiated from the majority of retailers and have exposure to faster-growing categories. Names here that did well for the fund included France-based luxury-goods retailer PPR, which owns high-fashion brands such as Gucci, and G-III Apparel Group, which primarily produces outerwear and owns the license to manufacture Calvin Klein dresses, among other brands.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Retailing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	16.2	14.6
Amazon.com, Inc.	10.1	14.2
Lowe's Companies, Inc.	7.7	3.2
priceline.com, Inc.	6.7	5.2
TJX Companies, Inc.	4.4	7.1
AutoZone, Inc.	4.2	4.9
Limited Brands, Inc.	4.0	4.4
LKQ Corp.	3.2	1.8
O'Reilly Automotive, Inc.	3.1	4.0
Urban Outfitters, Inc.	3.1	0.0
	62.7
Top Industries (% of fund's net assets)
As of February 28, 2013
Specialty Retail	63.0%
Internet & Catalog Retail	16.9%
Textiles, Apparel & Luxury Goods	9.9%
Multiline Retail	3.9%
Distributors	3.2%
All Others*	3.1%

As of August 31, 2012
Specialty Retail	59.8%
Internet & Catalog Retail	19.4%
Food & Staples Retailing	5.4%
Textiles, Apparel & Luxury Goods	4.3%
Multiline Retail	4.1%
All Others*	7.0%

* Includes short-term investments and net other assets.

Annual Report

Retailing Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
DISTRIBUTORS - 3.2%
Distributors - 3.2%
LKQ Corp. (a)	965,200	$ 20,452,588
DIVERSIFIED CONSUMER SERVICES - 0.6%
Specialized Consumer Services - 0.6%
Steiner Leisure Ltd. (a)	87,650	4,132,698
FOOD PRODUCTS - 0.0%
Packaged Foods & Meats - 0.0%
Annie's, Inc.	4,237	177,785
INTERNET & CATALOG RETAIL - 16.9%
Internet Retail - 16.9%
Amazon.com, Inc. (a)	244,920	64,725,008
ASOS PLC (a)	14,400	598,349
priceline.com, Inc. (a)	62,840	43,207,527
		108,530,884
MULTILINE RETAIL - 3.9%
Department Stores - 2.1%
PPR SA	61,000	13,673,939
General Merchandise Stores - 1.8%
Target Corp.	185,621	11,686,698
TOTAL MULTILINE RETAIL		25,360,637
SOFTWARE - 1.2%
Home Entertainment Software - 1.2%
Take-Two Interactive Software, Inc. (a)	518,000	7,583,520
SPECIALTY RETAIL - 63.0%
Apparel Retail - 20.7%
DSW, Inc. Class A	212,900	14,411,201
Express, Inc. (a)	740,997	13,708,445
H&M Hennes & Mauritz AB (B Shares)	396,000	14,211,522
Inditex SA	77,529	10,390,026
Limited Brands, Inc.	566,098	25,768,781
Ross Stores, Inc.	112,800	6,537,888
TJX Companies, Inc.	620,400	27,899,388
Urban Outfitters, Inc. (a)	490,200	19,862,904
		132,790,155
Automotive Retail - 8.5%
AutoZone, Inc. (a)	70,443	26,778,906
Monro Muffler Brake, Inc. (d)	218,144	8,082,235
O'Reilly Automotive, Inc. (a)	197,365	20,079,915
		54,941,056
Home Improvement Retail - 23.9%
Home Depot, Inc.	1,520,700	104,167,950
Lowe's Companies, Inc.	1,299,000	49,556,850
		153,724,800
Homefurnishing Retail - 2.2%
Bed Bath & Beyond, Inc. (a)	245,980	13,959,365

	Shares	Value
Specialty Stores - 7.7%
Dick's Sporting Goods, Inc.	352,700	$ 17,635,000
GNC Holdings, Inc.	386,000	15,826,000
Ulta Salon, Cosmetics & Fragrance, Inc.	179,900	15,931,944
		49,392,944
TOTAL SPECIALTY RETAIL		404,808,320
TEXTILES, APPAREL & LUXURY GOODS - 9.9%
Apparel, Accessories & Luxury Goods - 7.9%
Compagnie Financiere Richemont SA Series A	52,601	4,228,620
G-III Apparel Group Ltd. (a)	350,096	12,778,504
lululemon athletica, Inc. (a)(d)	206,600	13,852,530
Swatch Group AG (Bearer) (Reg.)	34,564	3,512,452
VF Corp.	101,300	16,335,638
		50,707,744
Footwear - 2.0%
NIKE, Inc. Class B	241,700	13,162,982
TOTAL TEXTILES, APPAREL & LUXURY GOODS		63,870,726
TOTAL COMMON STOCKS (Cost $498,877,967)		634,917,158
Convertible Bonds - 0.2%
Principal Amount
SOFTWARE - 0.2%
Home Entertainment Software - 0.2%
Take-Two Interactive Software, Inc. 1.75% 12/1/16 (Cost $1,000,000)	$ 1,000,000	1,085,625
Money Market Funds - 3.5%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	7,414,802	7,414,802
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	15,126,375	15,126,375
TOTAL MONEY MARKET FUNDS (Cost $22,541,177)		22,541,177
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $522,419,144)		658,543,960
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(15,461,554)
NET ASSETS - 100%		$ 643,082,406
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,959
Fidelity Securities Lending Cash Central Fund	74,675
Total	$ 94,634
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 634,917,158	$ 634,917,158	$ -	$ -
Convertible Bonds	1,085,625	-	1,085,625	-
Money Market Funds	22,541,177	22,541,177	-	-
Total Investments in Securities:	$ 658,543,960	$ 657,458,335	$ 1,085,625	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $14,648,775) - See accompanying schedule: Unaffiliated issuers (cost $499,877,967)	$ 636,002,783
Fidelity Central Funds (cost $22,541,177)	22,541,177
Total Investments (cost $522,419,144)		$ 658,543,960
Receivable for investments sold		3,191,726
Receivable for fund shares sold		1,481,776
Dividends receivable		382,585
Interest receivable		4,375
Distributions receivable from Fidelity Central Funds		3,981
Prepaid expenses		1,458
Receivable from investment adviser for expense reductions		193
Other receivables		24,640
Total assets		663,634,694

Liabilities
Payable for investments purchased	$ 4,151,022
Payable for fund shares redeemed	811,298
Accrued management fee	292,106
Other affiliated payables	131,090
Other payables and accrued expenses	40,397
Collateral on securities loaned, at value	15,126,375
Total liabilities		20,552,288

Net Assets		$ 643,082,406
Net Assets consist of:
Paid in capital		$ 513,244,831
Undistributed net investment income		258,403
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,545,715)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		136,124,887
Net Assets, for 9,656,844 shares outstanding		$ 643,082,406
Net Asset Value, offering price and redemption price per share ($643,082,406 ÷ 9,656,844 shares)		$ 66.59

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 7,296,120
Special dividends		1,614,594
Interest		17,580
Income from Fidelity Central Funds (including $74,675 from security lending)		94,634
Total income		9,022,928

Expenses
Management fee	$ 3,015,934
Transfer agent fees	1,248,759
Accounting and security lending fees	205,910
Custodian fees and expenses	16,350
Independent trustees' compensation	3,473
Registration fees	84,423
Audit	39,056
Legal	1,843
Interest	963
Miscellaneous	3,342
Total expenses before reductions	4,620,053
Expense reductions	(93,516)	4,526,537
Net investment income (loss)		4,496,391
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,511,308
Foreign currency transactions	(43,341)
Total net realized gain (loss)		10,467,967
Change in net unrealized appreciation (depreciation) on: Investment securities	68,227,734
Assets and liabilities in foreign currencies	71
Total change in net unrealized appreciation (depreciation)		68,227,805
Net gain (loss)		78,695,772
Net increase (decrease) in net assets resulting from operations		$ 83,192,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,496,391	$ 2,294,727
Net realized gain (loss)	10,467,967	4,508,981
Change in net unrealized appreciation (depreciation)	68,227,805	31,163,378
Net increase (decrease) in net assets resulting from operations	83,192,163	37,967,086
Distributions to shareholders from net investment income	(3,444,682)	(1,998,613)
Distributions to shareholders from net realized gain	(12,259,653)	(14,569,913)
Total distributions	(15,704,335)	(16,568,526)
Share transactions Proceeds from sales of shares	545,350,604	358,193,782
Reinvestment of distributions	15,326,898	16,017,682
Cost of shares redeemed	(329,889,159)	(218,000,118)
Net increase (decrease) in net assets resulting from share transactions	230,788,343	156,211,346
Redemption fees	62,949	38,912
Total increase (decrease) in net assets	298,339,120	177,648,818

Net Assets
Beginning of period	344,743,286	167,094,468
End of period (including undistributed net investment income of $258,403 and undistributed net investment income of $59,634, respectively)	$ 643,082,406	$ 344,743,286
Other Information Shares
Sold	8,767,180	6,700,769
Issued in reinvestment of distributions	246,579	307,489
Redeemed	(5,348,769)	(4,129,046)
Net increase (decrease)	3,664,990	2,879,212

Financial Highlights

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 57.54	$ 53.68	$ 45.11	$ 26.48	$ 36.57
Income from Investment Operations
Net investment income (loss) B	.52 E	.49 F	.09	.11	.21
Net realized and unrealized gain (loss)	10.27	7.46	9.81	20.74	(10.11)
Total from investment operations	10.79	7.95	9.90	20.85	(9.90)
Distributions from net investment income	(.38)	(.34)	(.01)	(.11)	(.20)
Distributions from net realized gain	(1.36)	(3.76)	(1.33)	(2.11)	-
Total distributions	(1.75) J	(4.10)	(1.34)	(2.22)	(.20)
Redemption fees added to paid in capital B	.01	.01	.01	- I	.01
Net asset value, end of period	$ 66.59	$ 57.54	$ 53.68	$ 45.11	$ 26.48
Total Return A	18.98%	15.70%	22.24%	79.26%	(27.09)%
Ratios to Average Net Assets C, G
Expenses before reductions	.86%	.90%	.93%	.96%	1.07%
Expenses net of fee waivers, if any	.86%	.90%	.93%	.96%	1.07%
Expenses net of all reductions	.84%	.88%	.93%	.94%	1.06%
Net investment income (loss)	.83% E	.93% F	.18%	.27%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 643,082	$ 344,743	$ 167,094	$ 137,409	$ 40,335
Portfolio turnover rate D	119%	217%	191%	281%	504%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..53%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.28 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $1.75 per share is comprised of distributions from net investment income of $.383 and distributions from net realized gain of $1.364 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$ 134,510,070	$ 36,193,079	$ (3,587,238)	$ 32,605,841
Construction and Housing Portfolio	723,265,185	98,137,586	(10,001,112)	88,136,474
Consumer Discretionary Portfolio	343,909,960	69,409,756	(5,492,953)	63,916,803
Leisure Portfolio	223,267,430	131,386,482	(1,615,781)	129,770,701
Multimedia Portfolio	566,111,238	139,045,722	(5,409,273)	133,636,449
Retailing Portfolio	524,732,583	138,049,659	(4,238,282)	133,811,377

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Automotive Portfolio	$ -	$ -	$ (4,238,289)	$ 32,604,993
Construction and Housing Portfolio	4,002,596	497,700	-	88,137,658
Consumer Discretionary Portfolio	71,671	2,331,440	-	69,916,803
Leisure Portfolio	1,020,811	11,170,913	-	129,770,701
Multimedia Portfolio	-	-	(2,219,916)	133,636,060
Retailing Portfolio	258,576	162,663	-	133,811,448

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Automotive Portfolio	$ (4,238,289)	$ -	$ (4,238,289)
Multimedia Portfolio	(1,873,910)	(346,006)	(2,219,916)

Certain of the Funds intend to elect to defer to the fiscal year ending February 28, 2014 capital losses recognized during the period November 1, 2012 to February 28, 2013. Loss deferrals were as follows:

Capital losses
Consumer Discretionary Portfolio	$ (1,527,998)
Leisure Portfolio	381,510
Retailing Portfolio	(4,394,939)

The tax character of distributions paid was as follows:

February 28, 2013	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 740,892	$ 99,972	$ 840,864
Construction and Housing Portfolio	1,172,487	4,637,838	5,810,325
Consumer Discretionary Portfolio	5,808,610	24,440,710	30,249,320
Leisure Portfolio	4,448,135	14,222,894	18,671,029
Multimedia Portfolio	3,485,896	-	3,485,896
Retailing Portfolio	3,444,682	12,259,653	15,704,335

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

February 29, 2012	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 102,737	$ 9,181,063	$ 9,283,800
Construction and Housing Portfolio	636,876	-	636,876
Consumer Discretionary Portfolio	5,656,448	3,001,413	8,657,861
Leisure Portfolio	378,570	-	378,570
Multimedia Portfolio	1,167,605	1,177,808	2,345,413
Retailing Portfolio	1,998,613	14,569,913	16,568,526

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	84,974,809	107,044,789
Construction and Housing Portfolio	677,379,024	162,594,788
Consumer Discretionary Portfolio	622,200,681	554,194,109
Leisure Portfolio	346,942,435	450,346,664
Multimedia Portfolio	463,910,955	102,139,587
Retailing Portfolio	846,053,610	629,239,373

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.26%	.56%
Construction and Housing Portfolio	.30%	.26%	.56%
Consumer Discretionary Portfolio	.30%	.26%	.56%
Leisure Portfolio	.30%	.26%	.56%
Multimedia Portfolio	.30%	.26%	.56%
Retailing Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.24%
Construction and Housing Portfolio	.22%
Consumer Discretionary Portfolio	.22%
Leisure Portfolio	.22%
Multimedia Portfolio	.24%
Retailing Portfolio	.23%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 7,168
Construction and Housing Portfolio	23,179
Consumer Discretionary Portfolio	16,861
Leisure Portfolio	16,951
Multimedia Portfolio	16,317
Retailing Portfolio	16,493

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Leisure Portfolio	Borrower	$ 5,494,625.41%		$ 501
Retailing Portfolio	Borrower	8,173,000.42%		963

6. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$ 316
Construction and Housing Portfolio	645
Consumer Discretionary Portfolio	799
Leisure Portfolio	1,069
Multimedia Portfolio	718
Retailing Portfolio	1,286

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Automotive Portfolio	$ -	$ -
Construction and Housing Portfolio	203	-
Consumer Discretionary Portfolio	-	-

Annual Report

7. Security Lending - continued

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Leisure Portfolio	$ 5,441	$ -
Multimedia Portfolio	25,264	1,632,980
Retailing Portfolio	2,736	-

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Leisure Portfolio	$ 2,001,750.66%		$ 147

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition,through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction

Automotive Portfolio	$ 21,535
Construction and Housing Portfolio	30,894
Consumer Discretionary Portfolio	48,255
Leisure Portfolio	52,661
Multimedia Portfolio	24,146
Retailing Portfolio	93,323

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Automotive Portfolio	$ 64
Construction and Housing Portfolio	288
Consumer Discretionary Portfolio	16
Leisure Portfolio	977
Multimedia Portfolio	97
Retailing Portfolio	193

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 60% Portfolio was the owner of record of approximately 33% of the total outstanding shares of Consumer Discretionary Portfolio. In addition, at the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 17% of the total outstanding shares of Consumer Discretionary Portfolio. Mutual funds managed by FMR or its affiliates, were the owners of record, in the aggregate, of approximately 71%, 21%, and 21% of the total outstanding shares of Consumer Discretionary Portfolio, Multimedia Portfolio, and Retailing Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 16, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008
Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/15/13	04/12/13	$0.000	$0.000
Construction and Housing Portfolio	04/15/13	04/12/13	$0.009	$0.287
Consumer Discretionary Portfolio	04/15/13	04/12/13	$0.005	$0.159
Leisure Portfolio	04/15/13	04/12/13	$0.316	$3.451
Multimedia Portfolio	04/15/13	04/12/13	$0.000	$0.000
Retailing Portfolio	04/15/13	04/12/13	$0.027	$0.018

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Construction and Housing Portfolio	$5,135,537
Consumer Discretionary Portfolio	$27,106,786
Leisure Portfolio	$30,265,890
Retailing Portfolio	$12,649,289

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2012	December 2012
Automotive Portfolio	0%	95%
Construction and Housing Portfolio	0%	100%
Consumer Discretionary Portfolio	96%	58%
Leisure Portfolio	100%	100%
Multimedia Portfolio	0%	100%
Retailing Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2012	December 2012
Automotive Portfolio	0%	100%
Construction and Housing Portfolio	0%	100%
Consumer Discretionary Portfolio	97%	59%
Leisure Portfolio	100%	100%
Multimedia Portfolio	0%	100%
Retailing Portfolio	100%	100%

The funds will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELCON-UANNPRO-0413
1.910417.103

Fidelity®

Select Portfolios®

Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Banking Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Brokerage and Investment Management Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Consumer Finance Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Financial Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Insurance Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Banking Portfolio	.83%
Actual		$ 1,000.00	$ 1,080.90	$ 4.28
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Brokerage and Investment Management Portfolio	.84%
Actual		$ 1,000.00	$ 1,246.10	$ 4.68
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Consumer Finance Portfolio	.87%
Actual		$ 1,000.00	$ 1,128.90	$ 4.59
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Financial Services Portfolio	.85%
Actual		$ 1,000.00	$ 1,143.70	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
Insurance Portfolio	.86%
Actual		$ 1,000.00	$ 1,166.10	$ 4.62
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	16.86%	-0.14%	1.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from John Sheehy, who became sole Portfolio Manager of Banking Portfolio on June 30, 2012, after serving as Co-Manager: For the year, the fund returned 16.86%, about in line with the 16.78% gain of the MSCI® U.S. IMI Banks 25-50 Index but well ahead of the S&P 500®. As a group, bank stocks were particularly aided by strong performance from the thrifts and mortgage finance group, as rock-bottom interest rates spurred robust home-mortgage refinancing activity. Versus the MSCI index, stock selection in regional banks - by far the largest industry group in both the index and the fund - added significantly to our relative performance. In fact, the six largest relative contributors were regional banks, starting with Bank of the Ozarks, a construction lender based in Arkansas. Despite the challenging economic environment of the past few years, this bank has aggressively grown its loan portfolio, and many of these loans began paying down during the period, adding to the company's net interest income. Also contributing was M&T Bank, a well-managed lender in upstate New York, and PacWest Bancorp, a Los Angeles-based holding company for Pacific Western Bank. I liquidated this latter position to nail down profits. Additionally, the fund was aided by a lighter-than-benchmark stake in the weak-performing shares of Hancock Holding, which operates Hancock Bank and Whitney Bank, both headquartered in the Southeast. Although the fund's position here fluctuated during the period, I ultimately sold this stock. Conversely, the biggest negative was a stake in cash and cash equivalents averaging 4%, which dampened the fund's return amid solid gains in bank stocks. A sizable underweighting in thrifts and mortgage finance, an overweighting in diversified banks, and out-of-benchmark exposure to consumer finance also detracted. At the stock level, avoiding mortgage insurance provider and benchmark component Radian Group hurt, as this stock more than doubled in value, bolstered by signs of recovery in the U.S. housing market. Also weighing on the portfolio was a non-index position in consumer finance firm Capital One Financial, which issued disappointing quarterly guidance early in the period amid efforts to integrate some recent acquisitions. Because I thought these problems were temporary, I roughly doubled the size of this position by period end. Overweighting CVB Financial, a conservatively managed regional bank in which I materially increased the fund's stake, also detracted, given this stock's underperformance. Avoiding Popular, a bank holding company in the index that operates Banco Popular de Puerto Rico, proved unrewarding as well. Improving economic conditions in Puerto Rico enabled this stock to post a gain of approximately 47%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Banking Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Bancorp	12.9	12.7
Wells Fargo & Co.	12.9	12.1
Huntington Bancshares, Inc.	3.5	3.3
Comerica, Inc.	3.5	3.5
M&T Bank Corp.	3.2	3.9
PNC Financial Services Group, Inc.	3.1	4.0
Commerce Bancshares, Inc.	3.1	2.0
BB&T Corp.	3.0	3.8
Ocwen Financial Corp.	2.9	0.5
Texas Capital Bancshares, Inc.	2.8	1.5
	50.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Commercial Banks	83.6%
Thrifts & Mortgage Finance	7.4%
Consumer Finance	3.0%
IT Services	1.6%
Diversified Financial Services	0.8%
All Others*	3.6%

As of August 31, 2012
Commercial Banks	82.1%
Thrifts & Mortgage Finance	7.4%
Consumer Finance	2.2%
Capital Markets	1.0%
Diversified Financial Services	0.8%
All Others*	6.5%

* Includes short-term investments and net other assets.

Annual Report

Banking Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
CAPITAL MARKETS - 0.7%
Diversified Capital Markets - 0.7%
UBS AG (NY Shares)	238,900	$ 3,777,009
COMMERCIAL BANKS - 82.8%
Diversified Banks - 32.1%
Aozora Bank Ltd.	961,000	2,913,378
Axis Bank Ltd.	78,795	1,947,992
Banco ABC Brasil SA (a)	14,913	79,603
BanColombia SA sponsored ADR	74,700	4,851,018
Comerica, Inc.	541,400	18,613,332
Itau Unibanco Holding SA sponsored ADR	320,600	5,661,796
U.S. Bancorp	2,010,400	68,313,391
Wells Fargo & Co.	1,946,192	68,272,415
		170,652,925
Regional Banks - 50.7%
1st Source Corp.	322,600	7,600,456
Bank of the Ozarks, Inc.	370,400	14,219,656
BB&T Corp.	518,900	15,753,804
BBCN Bancorp, Inc.	764,212	9,460,945
BOK Financial Corp.	14,200	843,906
CIT Group, Inc. (a)	245,200	10,264,072
City National Corp.	201,500	11,447,215
Commerce Bancshares, Inc.	426,310	16,238,148
Cullen/Frost Bankers, Inc. (d)	226,700	13,728,952
CVB Financial Corp.	1,040,300	11,027,180
East West Bancorp, Inc.	316,300	7,780,980
Fifth Third Bancorp	169,600	2,686,464
First Horizon National Corp. (d)	1,130,500	12,017,215
First Republic Bank	265,000	9,659,250
Huntington Bancshares, Inc.	2,653,751	18,655,870
International Bancshares Corp.	289,100	5,854,275
KeyCorp	415,600	3,902,484
M&T Bank Corp.	168,700	17,222,583
Oriental Financial Group, Inc.	213,180	3,263,786
PNC Financial Services Group, Inc.	264,441	16,498,474
SunTrust Banks, Inc.	326,600	9,010,894
Susquehanna Bancshares, Inc.	691,400	8,040,982
SVB Financial Group (a)	98,865	6,629,887
Texas Capital Bancshares, Inc. (a)	357,400	15,103,724
UMB Financial Corp.	274,275	12,504,197
Wilshire Bancorp, Inc. (a)	265,800	1,560,246
Wintrust Financial Corp.	218,200	7,964,300
		268,939,945
TOTAL COMMERCIAL BANKS		439,592,870
CONSUMER FINANCE - 3.0%
Consumer Finance - 3.0%
Capital One Financial Corp.	266,200	13,584,186
SLM Corp.	126,700	2,403,499
		15,987,685

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Other Diversified Financial Services - 0.8%
JPMorgan Chase & Co.	82,700	$ 4,045,684
IT SERVICES - 1.6%
Data Processing & Outsourced Services - 1.6%
Global Payments, Inc.	59,600	2,873,316
Total System Services, Inc.	242,000	5,749,920
		8,623,236
THRIFTS & MORTGAGE FINANCE - 7.4%
Thrifts & Mortgage Finance - 7.4%
Ocwen Financial Corp. (a)	392,800	15,484,176
People's United Financial, Inc. (d)	829,200	10,862,520
Trustco Bank Corp., New York	1,374,900	7,163,229
Washington Federal, Inc.	316,500	5,554,575
		39,064,500
TOTAL COMMON STOCKS (Cost $484,604,171)		511,090,984
Nonconvertible Preferred Stocks - 0.8%

COMMERCIAL BANKS - 0.8%
Diversified Banks - 0.8%
Banco ABC Brasil SA (Cost $2,935,514)	582,680	4,268,394
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.16% (b)	13,517,402	13,517,402
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	22,068,150	22,068,150
TOTAL MONEY MARKET FUNDS (Cost $35,585,552)		35,585,552
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $523,125,237)		550,944,930
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(20,382,966)
NET ASSETS - 100%		$ 530,561,964
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,856
Fidelity Securities Lending Cash Central Fund	8,997
Total	$ 41,853
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 511,090,984	$ 511,011,381	$ -	$ 79,603
Nonconvertible Preferred Stocks	4,268,394	4,268,394	-	-
Money Market Funds	35,585,552	35,585,552	-	-
Total Investments in Securities:	$ 550,944,930	$ 550,865,327	$ -	$ 79,603

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $21,769,516) - See accompanying schedule: Unaffiliated issuers (cost $487,539,685)	$ 515,359,378
Fidelity Central Funds (cost $35,585,552)	35,585,552
Total Investments (cost $523,125,237)		$ 550,944,930
Receivable for investments sold		2,733,527
Receivable for fund shares sold		385,317
Dividends receivable		1,042,889
Distributions receivable from Fidelity Central Funds		3,199
Prepaid expenses		930
Receivable from investment adviser for expense reductions		210
Other receivables		28,164
Total assets		555,139,166

Liabilities
Payable for investments purchased	$ 1,616,674
Payable for fund shares redeemed	499,837
Accrued management fee	248,628
Other affiliated payables	111,360
Other payables and accrued expenses	32,553
Collateral on securities loaned, at value	22,068,150
Total liabilities		24,577,202

Net Assets		$ 530,561,964
Net Assets consist of:
Paid in capital		$ 558,810,460
Undistributed net investment income		930,688
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(56,998,877)
Net unrealized appreciation (depreciation) on investments		27,819,693
Net Assets, for 25,785,867 shares outstanding		$ 530,561,964
Net Asset Value, offering price and redemption price per share ($530,561,964 ÷ 25,785,867 shares)		$ 20.58

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 10,626,726
Income from Fidelity Central Funds		41,853
Total income		10,668,579

Expenses
Management fee	$ 2,708,978
Transfer agent fees	1,111,500
Accounting and security lending fees	189,721
Custodian fees and expenses	13,057
Independent trustees' compensation	3,211
Registration fees	34,022
Audit	41,241
Legal	2,686
Miscellaneous	3,815
Total expenses before reductions	4,108,231
Expense reductions	(83,814)	4,024,417
Net investment income (loss)		6,644,162
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,772,131
Foreign currency transactions	(9,349)
Total net realized gain (loss)		28,762,782
Change in net unrealized appreciation (depreciation) on investment securities		35,942,241
Net gain (loss)		64,705,023
Net increase (decrease) in net assets resulting from operations		$ 71,349,185

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,644,162	$ 2,165,481
Net realized gain (loss)	28,762,782	(8,189,625)
Change in net unrealized appreciation (depreciation)	35,942,241	(30,402,176)
Net increase (decrease) in net assets resulting from operations	71,349,185	(36,426,320)
Distributions to shareholders from net investment income	(6,092,882)	(1,687,594)
Share transactions Proceeds from sales of shares	205,300,987	263,836,043
Reinvestment of distributions	5,934,143	1,634,419
Cost of shares redeemed	(175,700,047)	(315,949,436)
Net increase (decrease) in net assets resulting from share transactions	35,535,083	(50,478,974)
Redemption fees	23,579	22,957
Total increase (decrease) in net assets	100,814,965	(88,569,931)

Net Assets
Beginning of period	429,746,999	518,316,930
End of period (including undistributed net investment income of $930,688 and undistributed net investment income of $388,757, respectively)	$ 530,561,964	$ 429,746,999
Other Information Shares
Sold	10,627,011	15,627,481
Issued in reinvestment of distributions	307,206	104,569
Redeemed	(9,249,788)	(19,030,038)
Net increase (decrease)	1,684,429	(3,297,988)

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.83	$ 18.92	$ 16.63	$ 9.04	$ 22.24
Income from Investment Operations
Net investment income (loss) B	.26	.09	(.01)	.06	.67
Net realized and unrealized gain (loss)	2.73	(1.11)	2.31	7.74	(13.32)
Total from investment operations	2.99	(1.02)	2.30	7.80	(12.65)
Distributions from net investment income	(.24)	(.07)	(.01)	(.21)	(.51)
Distributions from net realized gain	-	-	-	-	(.05)
Total distributions	(.24)	(.07)	(.01)	(.21)	(.56)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 20.58	$ 17.83	$ 18.92	$ 16.63	$ 9.04
Total Return A	16.86%	(5.31)%	13.83%	87.04%	(57.85)%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.88%	.89%	.95%	.93%
Expenses net of fee waivers, if any	.85%	.88%	.89%	.95%	.93%
Expenses net of all reductions	.83%	.87%	.88%	.94%	.93%
Net investment income (loss)	1.37%	.55%	(.04)%	.46%	3.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 530,562	$ 429,747	$ 518,317	$ 359,438	$ 151,158
Portfolio turnover rate D	69%	91%	73%	105%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	21.08%	1.15%	9.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Benjamin Hesse, Portfolio Manager of Brokerage and Investment Management Portfolio: For the year, the fund returned 21.08%, trailing the 22.67% advance of its industry benchmark, the MSCI® U.S. IMI Capital Markets 25-50 Index, but beating the broadly based S&P 500® Index. Stocks in the industry benefited from attractive valuations, central bank action during the third quarter and the postponement of federal spending cuts and tax increases. Weak stock picking hurt performance versus the industry benchmark, especially choices in asset management/custody banks, the out-of-index data processing/outsourced services segment and multi-line insurance. Also detracting was a high cash position, which was mostly a function of positioning changes. Individual disappointments included Brazilian stock exchange Cetip, whose decline was tied to economic weakness in Brazil, and U.K. emerging-markets fund manager Ashmore Group, whose stock was hampered by disappointing investment performance and declining fee income. Shares of multi-line insurer Genworth Financial were pressured by low interest rates and the delayed sale of its Australian business. Currency fluctuations hindered performance, given the fund's investment in foreign stocks. By contrast, positioning in investment banking/brokerage and stock picks in the out-of-index diversified financial services and specialized finance segments helped. Individual contributors included alternative asset manger Apollo Global Management, whose stock rallied as the company began harvesting gains from earlier investments, and global diversified financial leader Citigroup, which benefited from an improved capital outlook and cost cutting under new management. Many of the stocks mentioned were not in the industry index, and Cetip was not in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Brokerage and Investment Management Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Comerica, Inc.	8.1	0.0
The Blackstone Group LP	4.6	3.0
NYSE Euronext	4.4	0.0
Ashmore Group PLC	4.1	0.0
Ares Capital Corp.	4.0	5.8
BlackRock, Inc. Class A	4.0	2.0
A.F.P. Provida SA sponsored ADR	3.9	3.7
Evercore Partners, Inc. Class A	3.9	4.2
Franklin Resources, Inc.	3.7	0.5
Ameriprise Financial, Inc.	3.5	3.0
	44.2
Top Industries (% of fund's net assets)
As of February 28, 2013
Capital Markets	63.5%
Diversified Financial Services	16.1%
Commercial Banks	10.8%
Insurance	2.8%
Real Estate Investment Trusts	0.9%
All Others*	5.9%

As of August 31, 2012
Capital Markets	62.8%
Diversified Financial Services	16.4%
Commercial Banks	4.5%
IT Services	3.7%
Real Estate Investment Trusts	2.9%
All Others*	9.7%

* Includes short-term investments and net other assets.

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
BAE Systems PLC	100	$ 539
CAPITAL MARKETS - 63.5%
Asset Management & Custody Banks - 49.9%
A.F.P. Provida SA sponsored ADR	229,830	23,810,388
Affiliated Managers Group, Inc. (a)	23,615	3,453,221
AllianceBernstein Holding LP	288,600	6,646,458
American Capital Ltd. (a)	364,500	5,095,710
Ameriprise Financial, Inc.	306,800	21,055,684
Apollo Global Management LLC Class A	621,632	14,614,568
Apollo Investment Corp.	739,443	6,425,760
Ares Capital Corp.	1,306,705	24,193,643
Artio Global Investors, Inc. Class A	239,385	651,127
Ashmore Group PLC	4,513,700	24,534,623
Bank of New York Mellon Corp.	17,462	473,919
Bank Sarasin & Cie AG Series B (Reg.) (a)	1,380	38,943
BlackRock Kelso Capital Corp.	566,620	5,915,513
BlackRock, Inc. Class A	99,984	23,971,164
Calamos Asset Management, Inc. Class A	30,000	335,400
Cohen & Steers, Inc. (d)	481,748	15,883,232
Eaton Vance Corp. (non-vtg.)	1,500	57,285
EFG International (d)	235,793	2,993,638
Federated Investors, Inc. Class B (non-vtg.) (d)	2,100	48,762
Fifth Street Finance Corp.	170,245	1,821,622
Franklin Resources, Inc.	159,668	22,553,105
Invesco Ltd.	782,572	20,965,104
Janus Capital Group, Inc. (d)	904,197	8,372,864
Julius Baer Group Ltd.	980	37,138
KKR & Co. LP	2,600	47,372
Legg Mason, Inc.	196,861	5,610,539
Man Group PLC	20,311	30,905
MCG Capital Corp.	95,707	430,682
MVC Capital, Inc.	17,300	220,575
Northern Trust Corp.	900	47,853
Oaktree Capital Group LLC	31,990	1,597,261
Och-Ziff Capital Management Group LLC Class A	681,449	6,221,629
PennantPark Investment Corp.	429,370	4,980,692
Pzena Investment Management, Inc.	36,849	231,780
SEI Investments Co.	60,090	1,698,744
Solar Capital Ltd.	47,664	1,167,768
State Street Corp.	210,300	11,900,877
T. Rowe Price Group, Inc.	1,300	92,547
The Blackstone Group LP	1,462,983	27,650,379
U.S. Global Investments, Inc. Class A	516,479	1,962,620
Virtus Investment Partners, Inc. (a)	4,800	806,448
Waddell & Reed Financial, Inc. Class A	1,200	49,224

	Shares	Value
Walter Investment Management Corp. (a)	60,000	$ 2,755,200
WisdomTree Investments, Inc. (a)	59,000	536,900
		301,988,866
Diversified Capital Markets - 3.3%
Credit Suisse Group sponsored ADR	1,800	48,168
Deutsche Bank AG (NY Shares)	900	41,157
UBS AG	29,730	469,743
UBS AG (NY Shares)	1,219,977	19,287,836
		19,846,904
Investment Banking & Brokerage - 10.3%
BGC Partners, Inc. Class A	500	2,135
Charles Schwab Corp.	3,200	51,968
Cowen Group, Inc. Class A (a)	14,900	38,889
Duff & Phelps Corp. Class A	100	1,554
E*TRADE Financial Corp. (a)	40,800	436,968
Evercore Partners, Inc. Class A	572,815	23,313,571
GFI Group, Inc.	3,400,207	11,934,727
Gleacher & Co., Inc. (a)	50,081	29,398
Goldman Sachs Group, Inc.	19,400	2,905,344
Greenhill & Co., Inc.	820	49,840
ICAP PLC	59,200	299,065
Investment Technology Group, Inc. (a)	437,896	5,302,921
Jefferies Group, Inc.	2,849	61,880
Lazard Ltd. Class A	1,400	50,260
LPL Financial	1,646	51,898
Morgan Stanley	39,989	901,752
Nomura Holdings, Inc. sponsored ADR	8,800	50,688
Oppenheimer Holdings, Inc. Class A (non-vtg.)	1,600	30,240
Piper Jaffray Companies (a)	43,943	1,694,882
Raymond James Financial, Inc.	300,567	13,188,880
Stifel Financial Corp. (a)	12,629	436,206
SWS Group, Inc. (a)	205,719	1,318,659
TD Ameritrade Holding Corp.	2,524	47,981
		62,199,706
TOTAL CAPITAL MARKETS		384,035,476
COMMERCIAL BANKS - 10.8%
Diversified Banks - 10.6%
Banco de Chile sponsored ADR	407	40,525
Banco Santander SA (Spain) sponsored ADR	3,900	29,562
Banco Santander SA (Brasil) ADR	4,700	34,357
BanColombia SA sponsored ADR	86,200	5,597,828
Barclays PLC sponsored ADR (d)	139,662	2,590,730
BNP Paribas SA	1,000	56,276
BPI-SGPS SA (a)	302,300	491,756
Comerica, Inc.	1,423,684	48,946,254
HSBC Holdings PLC sponsored ADR	800	44,352
ICICI Bank Ltd. sponsored ADR	1,207	50,597
Industrial & Commercial Bank of China Ltd. (H Shares)	214,000	153,693
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Diversified Banks - continued
The Toronto-Dominion Bank	77,300	$ 6,360,150
UniCredit SpA (a)	630	3,201
United Overseas Bank Ltd.	3,000	46,221
		64,445,502
Regional Banks - 0.2%
CIT Group, Inc. (a)	1,200	50,232
Fifth Third Bancorp	2,800	44,352
First Interstate Bancsystem, Inc.	12,725	232,486
PNC Financial Services Group, Inc.	8,400	524,076
Regions Financial Corp.	7,284	55,723
SunTrust Banks, Inc.	2,000	55,180
		962,049
TOTAL COMMERCIAL BANKS		65,407,551
CONSUMER FINANCE - 0.0%
Consumer Finance - 0.0%
SLM Corp.	2,600	49,322
DIVERSIFIED CONSUMER SERVICES - 0.0%
Specialized Consumer Services - 0.0%
Sotheby's Class A (Ltd. vtg.)	1,100	42,053
DIVERSIFIED FINANCIAL SERVICES - 16.1%
Other Diversified Financial Services - 5.8%
Bank of America Corp.	4,354	48,895
BTG Pactual Participations Ltd. unit	770,850	14,171,583
Citigroup, Inc.	500,210	20,993,814
JPMorgan Chase & Co.	900	44,028
		35,258,320
Specialized Finance - 10.3%
BM&F Bovespa SA	6,400	43,359
Bursa Malaysia Bhd	151,100	322,524
CBOE Holdings, Inc.	469,200	16,853,664
CME Group, Inc.	941	56,291
Deutsche Boerse AG	6,500	402,961
Hellenic Exchanges Holding SA	6,800	44,921
IntercontinentalExchange, Inc. (a)	226	34,989
NYSE Euronext	706,678	26,344,956
The NASDAQ Stock Market, Inc.	571,900	18,106,354
		62,210,019
TOTAL DIVERSIFIED FINANCIAL SERVICES		97,468,339
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
Boyd Gaming Corp. (a)(d)	4,900	32,193
Las Vegas Sands Corp.	700	36,043
		68,236

	Shares	Value
Hotels, Resorts & Cruise Lines - 0.0%
Starwood Hotels & Resorts Worldwide, Inc.	700	$ 42,231
TOTAL HOTELS, RESTAURANTS & LEISURE		110,467
INSURANCE - 2.8%
Insurance Brokers - 2.2%
National Financial Partners Corp. (a)	680,387	13,376,408
Life & Health Insurance - 0.0%
AFLAC, Inc.	800	39,960
Multi-Line Insurance - 0.5%
American International Group, Inc. (a)	77,700	2,953,377
Genworth Financial, Inc. Class A (a)	6,300	53,802
		3,007,179
Property & Casualty Insurance - 0.1%
ACE Ltd.	500	42,695
Fidelity National Financial, Inc. Class A	2,487	62,026
The Travelers Companies, Inc.	600	48,252
		152,973
TOTAL INSURANCE		16,576,520
INTERNET SOFTWARE & SERVICES - 0.0%
Internet Software & Services - 0.0%
China Finance Online Co. Ltd. ADR (a)	1,600	2,336
eBay, Inc. (a)	1,100	60,148
		62,484
IT SERVICES - 0.8%
Data Processing & Outsourced Services - 0.8%
Fidelity National Information Services, Inc.	2,100	79,065
Fiserv, Inc. (a)	400	32,844
MasterCard, Inc. Class A	100	51,782
Total System Services, Inc.	67,070	1,593,583
VeriFone Systems, Inc. (a)	170,596	3,236,206
		4,993,480
MEDIA - 0.0%
Publishing - 0.0%
Morningstar, Inc.	700	48,006
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Equifax, Inc.	900	49,608
IHS, Inc. Class A (a)	500	53,125
		102,733
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Mortgage REITs - 0.7%
American Capital Agency Corp.	129,300	4,101,396
Retail REITs - 0.1%
Federal Realty Investment Trust (SBI)	6,500	690,365
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Specialized REITs - 0.1%
Big Yellow Group PLC	19,400	$ 109,894
Strategic Hotel & Resorts, Inc. (a)	19,100	139,048
		248,942
TOTAL REAL ESTATE INVESTMENT TRUSTS		5,040,703
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
CBRE Group, Inc. (a)	22,437	542,302
Jones Lang LaSalle, Inc.	500	48,320
		590,622
ROAD & RAIL - 0.0%
Railroads - 0.0%
Canadian Pacific	100	12,152
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Trading Companies & Distributors - 0.0%
Noble Group Ltd.	75,000	71,766
TOTAL COMMON STOCKS (Cost $552,963,110)		574,612,213
Money Market Funds - 11.3%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	46,115,442	$ 46,115,442
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	21,867,953	21,867,953
TOTAL MONEY MARKET FUNDS (Cost $67,983,395)		67,983,395
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $620,946,505)		642,595,608
NET OTHER ASSETS (LIABILITIES) - (6.3)%		(37,822,376)
NET ASSETS - 100%		$ 604,773,232
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,502
Fidelity Securities Lending Cash Central Fund	88,675
Total	$ 146,177
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 574,612,213	$ 574,142,470	$ 469,743	$ -
Money Market Funds	67,983,395	67,983,395	-	-
Total Investments in Securities:	$ 642,595,608	$ 642,125,865	$ 469,743	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	79.8%
United Kingdom	4.5%
Chile	3.9%
Switzerland	3.8%
Bermuda	3.5%
Brazil	2.3%
Canada	1.1%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $21,217,070) - See accompanying schedule: Unaffiliated issuers (cost $552,963,110)	$ 574,612,213
Fidelity Central Funds (cost $67,983,395)	67,983,395
Total Investments (cost $620,946,505)		$ 642,595,608
Receivable for investments sold		9,767,868
Receivable for fund shares sold		1,532,153
Dividends receivable		649,992
Distributions receivable from Fidelity Central Funds		15,036
Prepaid expenses		601
Receivable from investment adviser for expense reductions		357
Other receivables		94,031
Total assets		654,655,646

Liabilities
Payable for investments purchased	$ 27,015,076
Payable for fund shares redeemed	588,866
Accrued management fee	266,090
Other affiliated payables	110,575
Other payables and accrued expenses	33,854
Collateral on securities loaned, at value	21,867,953
Total liabilities		49,882,414

Net Assets		$ 604,773,232
Net Assets consist of:
Paid in capital		$ 664,202,209
Distributions in excess of net investment income		(1,676,111)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,404,435)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,651,569
Net Assets, for 10,800,894 shares outstanding		$ 604,773,232
Net Asset Value, offering price and redemption price per share ($604,773,232 ÷ 10,800,894 shares)		$ 55.99

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 14,085,492
Interest		445
Income from Fidelity Central Funds		146,177
Total income		14,232,114

Expenses
Management fee	$ 2,271,641
Transfer agent fees	986,205
Accounting and security lending fees	159,578
Custodian fees and expenses	21,713
Independent trustees' compensation	2,617
Registration fees	31,103
Audit	38,841
Legal	1,835
Interest	234
Miscellaneous	3,164
Total expenses before reductions	3,516,931
Expense reductions	(359,688)	3,157,243
Net investment income (loss)		11,074,871
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,310,414
Foreign currency transactions	72,846
Total net realized gain (loss)		23,383,260
Change in net unrealized appreciation (depreciation) on: Investment securities	47,764,577
Assets and liabilities in foreign currencies	1,980
Total change in net unrealized appreciation (depreciation)		47,766,557
Net gain (loss)		71,149,817
Net increase (decrease) in net assets resulting from operations		$ 82,224,688

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,074,871	$ 2,322,577
Net realized gain (loss)	23,383,260	6,425,048
Change in net unrealized appreciation (depreciation)	47,766,557	(74,629,734)
Net increase (decrease) in net assets resulting from operations	82,224,688	(65,882,109)
Distributions to shareholders from net investment income	(9,530,873)	(4,337,210)
Share transactions Proceeds from sales of shares	260,177,013	128,724,945
Reinvestment of distributions	9,158,425	4,112,513
Cost of shares redeemed	(150,492,325)	(201,372,099)
Net increase (decrease) in net assets resulting from share transactions	118,843,113	(68,534,641)
Redemption fees	7,873	6,744
Total increase (decrease) in net assets	191,544,801	(138,747,216)

Net Assets
Beginning of period	413,228,431	551,975,647
End of period (including distributions in excess of net investment income of $1,676,111 and distributions in excess of net investment income of $1,450,399, respectively)	$ 604,773,232	$ 413,228,431
Other Information Shares
Sold	5,081,081	2,865,057
Issued in reinvestment of distributions	183,536	99,867
Redeemed	(3,204,634)	(4,424,392)
Net increase (decrease)	2,059,983	(1,459,468)

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 47.28	$ 54.11	$ 47.32	$ 26.68	$ 59.56
Income from Investment Operations
Net investment income (loss) B	1.31	.26	.39	.27	.78
Net realized and unrealized gain (loss)	8.52	(6.56)	6.71	20.62	(30.23)
Total from investment operations	9.83	(6.30)	7.10	20.89	(29.45)
Distributions from net investment income	(1.12)	(.53)	(.31)	(.25)	(.93)
Distributions from net realized gain	-	-	-	-	(2.51)
Total distributions	(1.12)	(.53)	(.31)	(.25)	(3.44)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 55.99	$ 47.28	$ 54.11	$ 47.32	$ 26.68
Total Return A	21.08%	(11.51)%	15.03%	78.44%	(51.86)%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.89%	.88%	.93%	.90%
Expenses net of fee waivers, if any	.87%	.89%	.88%	.93%	.90%
Expenses net of all reductions	.78%	.85%	.86%	.89%	.89%
Net investment income (loss)	2.72%	.57%	.79%	.64%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 604,773	$ 413,228	$ 551,976	$ 555,473	$ 294,618
Portfolio turnover rate D	308%	294%	153%	264%	351%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Consumer Finance PortfolioA	23.92%	-7.05%	-4.32%

A Prior to December 1, 2010, Consumer Finance Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Shilpa Mehra, who became sole Portfolio Manager of Consumer Finance Portfolio on November 1, 2012, after serving as Co-Manager: For the year, the fund returned 23.92%, outpacing the 20.47% gain of its industry benchmark, the S&P® Consumer Finance Index, and the broadly based S&P 500® Index. Consumer finance stocks benefited from improved U.S. economic and housing data, an increase in consumer confidence and lower-than-expected credit losses. Good security selection within mortgage real estate investment trusts (REITs) and thrifts/mortgage finance helped versus the industry benchmark. An overweighting in data processing/outsourced services contributed, but was partially offset by modestly disappointing stock picks here. Individual contributors included Ocwen Financial, a low-cost servicer of subprime mortgage loans, whose shares soared as more banks outsourced the servicing of these loans. Underweighting REITs such as Annaly Capital Management that focus on mortgage-backed securities issued by government agencies also worked, as their lack of credit exposure led to underperformance. Within consumer finance, not owning pawn and payday lender EZCORP until December was a plus because declining gold prices pressured the stock of this index component. By contrast, security selection within regional banks and Internet software/services detracted, along with a small cash position in a rising market. Among individual disappointments was a small out-of-index position in consumer finance website Bankrate, whose stock sank as declining credit card volumes led to a reduced earnings forecast. We sold Bankrate from the fund by period end. An overweighting in credit card company Capital One Financial also hurt after an acquisition, divestiture and increase in regulatory costs kept the stock from making headway.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Finance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Capital One Financial Corp.	7.3	6.6
Visa, Inc. Class A	6.7	7.3
MasterCard, Inc. Class A	6.6	6.2
SLM Corp.	5.5	5.6
American Express Co.	5.2	3.2
American Capital Agency Corp.	3.9	2.7
Total System Services, Inc.	3.4	0.6
Citigroup, Inc.	3.3	1.8
Hudson City Bancorp, Inc.	3.3	0.8
Ocwen Financial Corp.	3.3	2.8
	48.5
Top Industries (% of fund's net assets)
As of February 28, 2013
IT Services	22.2%
Consumer Finance	22.0%
Commercial Banks	19.5%
Thrifts & Mortgage Finance	12.4%
Real Estate Investment Trusts	12.1%
All Others*	11.8%

As of August 31, 2012
Commercial Banks	25.1%
Consumer Finance	21.0%
IT Services	17.4%
Real Estate Investment Trusts	14.5%
Thrifts & Mortgage Finance	7.5%
All Others*	14.5%

* Includes short-term investments and net other assets.

Annual Report

Consumer Finance Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMERCIAL BANKS - 19.5%
Diversified Banks - 8.1%
Comerica, Inc.	243,800	$ 8,381,844
U.S. Bancorp	257,800	8,760,044
Wells Fargo & Co.	213,000	7,472,040
		24,613,928
Regional Banks - 11.4%
BB&T Corp.	83,500	2,535,060
Fifth Third Bancorp	236,900	3,752,496
First Republic Bank	38,700	1,410,615
KeyCorp	155,200	1,457,328
M&T Bank Corp.	16,400	1,674,276
PNC Financial Services Group, Inc.	85,900	5,359,301
Regions Financial Corp.	920,000	7,038,000
SunTrust Banks, Inc.	161,700	4,461,303
TCF Financial Corp.	512,600	7,043,124
		34,731,503
TOTAL COMMERCIAL BANKS		59,345,431
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Diversified Support Services - 1.0%
Edenred SA	51,200	1,771,370
Intrum Justitia AB	63,400	1,137,149
		2,908,519
CONSUMER FINANCE - 22.0%
Consumer Finance - 22.0%
American Express Co.	254,100	15,792,315
Capital One Financial Corp.	435,200	22,208,257
Cash America International, Inc.	27,150	1,374,876
DFC Global Corp. (a)	86,600	1,617,688
Discover Financial Services	185,800	7,158,874
EZCORP, Inc. (non-vtg.) Class A (a)	46,200	955,416
International Personal Finance PLC	130,900	793,334
SLM Corp.	883,800	16,765,686
		66,666,446
DIVERSIFIED FINANCIAL SERVICES - 9.1%
Other Diversified Financial Services - 8.2%
Bank of America Corp.	800,300	8,987,369
Citigroup, Inc.	242,800	10,190,316
JPMorgan Chase & Co.	118,400	5,792,128
		24,969,813
Specialized Finance - 0.9%
PHH Corp. (a)(d)	127,400	2,676,674
TOTAL DIVERSIFIED FINANCIAL SERVICES		27,646,487
IT SERVICES - 22.2%
Data Processing & Outsourced Services - 22.2%
Alliance Data Systems Corp. (a)(d)	26,900	4,268,761

	Shares	Value
Euronet Worldwide, Inc. (a)	116,400	$ 2,809,896
Fidelity National Information Services, Inc.	105,300	3,964,545
Global Payments, Inc.	119,900	5,780,379
MasterCard, Inc. Class A	38,900	20,143,198
Total System Services, Inc.	431,200	10,245,312
Visa, Inc. Class A	127,584	20,239,926
		67,452,017
REAL ESTATE INVESTMENT TRUSTS - 12.1%
Mortgage REITs - 12.1%
American Capital Agency Corp.	377,200	11,964,784
Annaly Capital Management, Inc.	136,300	2,111,287
Capstead Mortgage Corp.	88,600	1,111,044
Chimera Investment Corp.	1,235,800	3,682,684
Hatteras Financial Corp.	83,000	2,215,270
Invesco Mortgage Capital, Inc.	223,857	4,705,474
MFA Financial, Inc.	708,100	6,287,928
Redwood Trust, Inc.	168,300	3,409,758
Two Harbors Investment Corp.	94,200	1,211,412
		36,699,641
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
Real Estate Services - 0.8%
Altisource Portfolio Solutions SA	29,100	2,372,814
THRIFTS & MORTGAGE FINANCE - 12.4%
Thrifts & Mortgage Finance - 12.4%
Flushing Financial Corp.	141,700	2,238,860
Hudson City Bancorp, Inc.	1,190,485	10,142,932
Nationstar Mortgage Holdings, Inc. (d)	120,700	4,650,571
New York Community Bancorp, Inc.	216,900	2,928,150
Ocwen Financial Corp. (a)	252,300	9,945,666
People's United Financial, Inc.	206,500	2,705,150
ViewPoint Financial Group	67,000	1,396,950
Washington Federal, Inc.	92,900	1,630,395
WSFS Financial Corp.	44,400	2,109,000
		37,747,674
TOTAL COMMON STOCKS (Cost $269,119,571)		300,839,029
Money Market Funds - 5.5%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	5,982,738	$ 5,982,738
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	10,733,843	10,733,843
TOTAL MONEY MARKET FUNDS (Cost $16,716,581)		16,716,581
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $285,836,152)		317,555,610
NET OTHER ASSETS (LIABILITIES) - (4.6)%		(13,999,368)
NET ASSETS - 100%		$ 303,556,242
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,229
Fidelity Securities Lending Cash Central Fund	17,849
Total	$ 35,078
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $10,492,842) - See accompanying schedule: Unaffiliated issuers (cost $269,119,571)	$ 300,839,029
Fidelity Central Funds (cost $16,716,581)	16,716,581
Total Investments (cost $285,836,152)		$ 317,555,610
Receivable for investments sold		4,290,070
Receivable for fund shares sold		125,377
Dividends receivable		288,258
Distributions receivable from Fidelity Central Funds		3,891
Prepaid expenses		666
Receivable from investment adviser for expense reductions		70
Other receivables		28,237
Total assets		322,292,179

Liabilities
Payable for investments purchased	$ 5,917,248
Payable for fund shares redeemed	1,830,351
Accrued management fee	147,589
Other affiliated payables	75,252
Other payables and accrued expenses	31,654
Collateral on securities loaned, at value	10,733,843
Total liabilities		18,735,937

Net Assets		$ 303,556,242
Net Assets consist of:
Paid in capital		$ 280,433,957
Undistributed net investment income		153,363
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,750,536)
Net unrealized appreciation (depreciation) on investments		31,719,458
Net Assets, for 19,749,458 shares outstanding		$ 303,556,242
Net Asset Value, offering price and redemption price per share ($303,556,242 ÷ 19,749,458 shares)		$ 15.37

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 7,706,268
Income from Fidelity Central Funds		35,078
Total income		7,741,346

Expenses
Management fee	$ 1,518,866
Transfer agent fees	698,186
Accounting and security lending fees	107,196
Custodian fees and expenses	9,615
Independent trustees' compensation	1,773
Registration fees	38,584
Audit	41,667
Legal	1,150
Interest	124
Miscellaneous	1,688
Total expenses before reductions	2,418,849
Expense reductions	(68,526)	2,350,323
Net investment income (loss)		5,391,023
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,623,271
Foreign currency transactions	(1,202)
Total net realized gain (loss)		28,622,069
Change in net unrealized appreciation (depreciation) on investment securities		22,333,097
Net gain (loss)		50,955,166
Net increase (decrease) in net assets resulting from operations		$ 56,346,189

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,391,023	$ 2,508,536
Net realized gain (loss)	28,622,069	4,579,990
Change in net unrealized appreciation (depreciation)	22,333,097	6,126,184
Net increase (decrease) in net assets resulting from operations	56,346,189	13,214,710
Distributions to shareholders from net investment income	(5,254,457)	(2,460,438)
Distributions to shareholders from net realized gain	(261,707)	(165,262)
Total distributions	(5,516,164)	(2,625,700)
Share transactions Proceeds from sales of shares	282,686,434	92,296,814
Reinvestment of distributions	5,347,969	2,566,050
Cost of shares redeemed	(201,716,370)	(41,147,880)
Net increase (decrease) in net assets resulting from share transactions	86,318,033	53,714,984
Redemption fees	17,217	5,807
Total increase (decrease) in net assets	137,165,275	64,309,801

Net Assets
Beginning of period	166,390,967	102,081,166
End of period (including undistributed net investment income of $153,363 and undistributed net investment income of $20,275, respectively)	$ 303,556,242	$ 166,390,967
Other Information Shares
Sold	20,232,913	7,998,753
Issued in reinvestment of distributions	367,092	231,417
Redeemed	(14,034,397)	(3,576,270)
Net increase (decrease)	6,565,608	4,653,900

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62	$ 11.97	$ 11.58	$ 8.38	$ 25.83
Income from Investment Operations
Net investment income (loss) B	.28	.22	.19	.22	.75
Net realized and unrealized gain (loss)	2.72	.64	.48 E	3.44	(17.60)
Total from investment operations	3.00	.86	.67	3.66	(16.85)
Distributions from net investment income	(.24)	(.20)	(.28)	(.46)	(.56)
Distributions from net realized gain	(.01)	(.01)	-	-	(.05)
Total distributions	(.25)	(.21)	(.28)	(.46)	(.61)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 15.37	$ 12.62	$ 11.97	$ 11.58	$ 8.38
Total Return A	23.92%	7.41%	5.83%	44.74%	(65.96)%
Ratios to Average Net Assets C, F
Expenses before reductions	.89%	.95%	1.01%	1.05%	.99%
Expenses net of fee waivers, if any	.89%	.95%	1.01%	1.05%	.99%
Expenses net of all reductions	.86%	.94%	.98%	1.02%	.99%
Net investment income (loss)	1.98%	1.96%	1.63%	2.18%	4.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 303,556	$ 166,391	$ 102,081	$ 85,409	$ 51,440
Portfolio turnover rate D	79%	113%	161%	153%	79%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	15.26%	-3.80%	1.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Benjamin Hesse, Portfolio Manager of Financial Services Portfolio: For the year, the fund returned 15.26%, outpacing the S&P 500® Index, but trailing the 21.23% return of the MSCI® U.S. IMI Financials 25-50 Index. Central bank action in the U.S. and Europe, along with improving U.S. housing and economic data, helped fuel the sector's rally after a rough start to the period. However, security selection in the out-of-index data processing/outsourced services segment and multi-line insurance, along with an overweighting in residential real estate investment trusts (REITs), caused the fund to lag the MSCI index. Individual detractors included VeriFone Systems, which makes electronic payment equipment. A fire last July at a servicing facility in Brazil and increased competition in Europe hurt the stock. An overweighting early on in multi-line insurer Genworth Financial proved costly, as low interest rates and a delayed initial public offering for its Australian business pressured the stock. Elsewhere, a sizable underweighting in diversified financial services company Bank of America detracted when easing capital adequacy concerns drove the share price higher. Additionally, currency fluctuations hindered performance, given the fund's investments in foreign stocks. By contrast, stock picks within specialized finance and regional banks and an underweighting in life/health insurance aided performance. Top individual contributors included alternative asset manager Apollo Global Management, whose stock soared as the company began harvesting sizable gains, and diversified financial firm Citigroup, whose share price benefited from a stronger capital outlook and cost cutting. Apollo and VeriFone were not in the sector benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Financial Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Comerica, Inc.	6.7	0.3
Citigroup, Inc.	4.9	5.0
American International Group, Inc.	4.7	0.2
HCP, Inc.	3.8	2.8
Big Yellow Group PLC	3.4	3.6
The Blackstone Group LP	2.9	2.0
A.F.P. Provida SA sponsored ADR	2.0	0.5
Health Care REIT, Inc.	2.0	2.7
VeriFone Systems, Inc.	1.9	1.0
BanColombia SA sponsored ADR	1.9	1.6
	34.2
Top Industries (% of fund's net assets)
As of February 28, 2013
Real Estate Investment Trusts	26.4%
Commercial Banks	25.0%
Insurance	13.7%
Capital Markets	12.5%
Diversified Financial Services	8.8%
All Others*	13.6%

As of August 31, 2012
Real Estate Investment Trusts	32.1%
Diversified Financial Services	14.6%
Commercial Banks	14.4%
Insurance	12.8%
Capital Markets	12.2%
All Others*	13.9%

* Includes short-term investments and net other assets.

Annual Report

Financial Services Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
CAPITAL MARKETS - 12.5%
Asset Management & Custody Banks - 9.2%
A.F.P. Provida SA sponsored ADR	120,500	$ 12,483,800
Affiliated Managers Group, Inc. (a)	298	43,577
AllianceBernstein Holding LP	29,500	679,385
Ameriprise Financial, Inc.	800	54,904
Apollo Global Management LLC Class A	407,099	9,570,897
Ares Capital Corp.	359,927	6,664,048
Ashmore Group PLC	438,900	2,385,681
Bank of New York Mellon Corp.	1,879	50,996
BlackRock, Inc. Class A	193	46,272
Cohen & Steers, Inc.	11,000	362,670
Franklin Resources, Inc.	327	46,189
Invesco Ltd.	28,186	755,103
Janus Capital Group, Inc. (d)	463,604	4,292,973
Legg Mason, Inc.	2,318	66,063
Northern Trust Corp.	893	47,481
Och-Ziff Capital Management Group LLC Class A	101,100	923,043
State Street Corp.	973	55,062
The Blackstone Group LP	949,847	17,952,108
		56,480,252
Diversified Capital Markets - 0.8%
HFF, Inc.	41,200	756,432
UBS AG (NY Shares)	271,981	4,300,020
		5,056,452
Investment Banking & Brokerage - 2.5%
Charles Schwab Corp.	2,400	38,976
Evercore Partners, Inc. Class A	237,913	9,683,059
GFI Group, Inc.	1,115,636	3,915,882
Goldman Sachs Group, Inc.	386	57,807
Investment Technology Group, Inc. (a)	4,400	53,284
Macquarie Group Ltd.	1,078	41,534
Monex Group, Inc.	116	38,421
Morgan Stanley	66,877	1,508,076
		15,337,039
TOTAL CAPITAL MARKETS		76,873,743
COMMERCIAL BANKS - 24.7%
Diversified Banks - 16.9%
Banco ABC Brasil SA (a)	857	4,575
Banco Bilbao Vizcaya Argentaria SA	114,100	1,105,324
Banco Bradesco SA (PN) sponsored ADR	432,470	7,771,486
Banco de Chile sponsored ADR	425	42,317
Banco Macro SA sponsored ADR (a)	3,700	53,761
Banco Pine SA rights 3/6/13 (a)	4,530	160
Banco Santander Chile sponsored ADR	1,039	30,193
Banco Santander SA (Spain) sponsored ADR (d)	6,400	48,512
Banco Santander SA (Brasil) ADR	399,210	2,918,225
BanColombia SA sponsored ADR	182,500	11,851,550
Bangkok Bank Public Co. Ltd. (For. Reg.)	74,200	578,538

	Shares	Value
Bank of Baroda	23,878	$ 305,513
Bank of the Philippine Islands (BPI)	53,430	139,325
Barclays PLC sponsored ADR	3,338	61,920
BBVA Banco Frances SA sponsored ADR (a)	6,900	27,876
BNP Paribas SA	948	53,349
China CITIC Bank Corp. Ltd. (H Shares)	88,000	56,506
Comerica, Inc.	1,200,291	41,266,005
CorpBanca SA sponsored ADR	1,600	35,232
Credicorp Ltd. (NY Shares)	300	44,994
Credit Agricole SA (a)	600	5,640
Criteria CaixaCorp SA (d)	138,400	567,722
Development Credit Bank Ltd. (a)	95,718	70,420
Grupo Financiero Banorte S.A.B. de CV Series O	286,400	2,127,938
Grupo Financiero Galicia SA sponsored ADR (a)(d)	5,400	28,296
Guaranty Trust Bank PLC GDR (Reg. S)	14,800	113,220
Hana Financial Group, Inc.	11,260	419,517
HDFC Bank Ltd. sponsored ADR	31,200	1,187,160
Hong Leong Bank Bhd	12,100	57,055
HSBC Holdings PLC sponsored ADR	28,200	1,563,408
ICICI Bank Ltd. sponsored ADR	220,025	9,223,448
Industrial & Commercial Bank of China Ltd. (H Shares)	17,000	12,209
Intesa Sanpaolo SpA	30,559	49,591
Itau Unibanco Holding SA sponsored ADR	1,875	33,113
KB Financial Group, Inc.	10,300	372,407
Malayan Banking Bhd	114,087	337,606
Nordea Bank AB	3,400	39,350
PT Bank Bukopin Tbk	16,869,000	1,361,598
PT Bank Central Asia Tbk	37,000	42,117
Raiffeisen International Bank-Holding AG	3,700	139,916
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	3,100	42,749
Standard Chartered PLC (United Kingdom)	1,911	52,068
Swedbank AB (A Shares)	2,600	62,514
The Jammu & Kashmir Bank Ltd.	20,167	468,214
The Toronto-Dominion Bank	71,700	5,899,389
U.S. Bancorp	221,699	7,533,332
United Overseas Bank Ltd.	3,000	46,221
Wells Fargo & Co.	172,718	6,058,947
Yes Bank Ltd.	6,614	57,418
		104,367,944
Regional Banks - 7.8%
Alerus Financial Corp.	1,500	51,375
Bancorp New Jersey, Inc.	300	3,942
BancorpSouth, Inc.	22,700	347,310
Bank of the Ozarks, Inc.	26,248	1,007,661
BankUnited, Inc.	1,500	42,540
BB&T Corp.	98,600	2,993,496
Boston Private Financial Holdings, Inc.	6,000	54,780
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
Bridge Capital Holdings (a)	132,440	$ 2,015,737
BS Financial Group, Inc.	171,890	2,480,820
Canadian Western Bank, Edmonton (d)	23,700	703,244
Cascade Bancorp (a)	2,530	15,256
Citizens & Northern Corp.	1,500	29,250
City Holding Co.	1,200	45,504
City National Corp.	872	49,538
CNB Financial Corp., Pennsylvania	2,300	38,755
CoBiz, Inc.	661,293	5,482,119
Commerce Bancshares, Inc.	26,500	1,009,385
Fifth Third Bancorp	86,199	1,365,392
First Business Finance Services, Inc.	2,000	49,540
First Commonwealth Financial Corp.	71,700	521,259
First Interstate Bancsystem, Inc.	325,786	5,952,110
First Midwest Bancorp, Inc., Delaware	3,900	48,750
First Republic Bank	12,426	452,928
FirstMerit Corp.	2,700	40,824
FNB Corp., Pennsylvania	4,000	45,440
Glacier Bancorp, Inc.	3,186	55,564
Huntington Bancshares, Inc.	782,579	5,501,530
NBT Bancorp, Inc.	400	8,184
Northrim Bancorp, Inc.	6,100	132,614
Pacific Continental Corp.	97,952	1,041,230
PNC Financial Services Group, Inc.	97,689	6,094,817
PrivateBancorp, Inc.	3,000	53,730
PT Bank Tabungan Negara Tbk	4,918,000	829,547
Regions Financial Corp.	416,312	3,184,787
Sandy Spring Bancorp, Inc.	400	7,744
SCBT Financial Corp.	2,500	119,050
Susquehanna Bancshares, Inc.	178,375	2,074,501
SVB Financial Group (a)	698	46,808
Texas Capital Bancshares, Inc. (a)	1,100	46,486
Trustmark Corp.	10,418	238,572
UMB Financial Corp.	4,700	214,273
Valley National Bancorp (d)	4,290	43,029
Virginia Commerce Bancorp, Inc. (a)	9,600	130,176
Washington Trust Bancorp, Inc.	25,900	684,796
Webster Financial Corp.	20,700	455,814
Westamerica Bancorp.	100	4,425
Western Alliance Bancorp. (a)	171,661	2,283,091
		48,097,723
TOTAL COMMERCIAL BANKS		152,465,667
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Intrum Justitia AB	2,600	46,634
CONSTRUCTION MATERIALS - 0.0%
Construction Materials - 0.0%
Headwaters, Inc. (a)	18,400	173,144

	Shares	Value
CONSUMER FINANCE - 1.0%
Consumer Finance - 1.0%
American Express Co.	975	$ 60,596
Capital One Financial Corp.	23,615	1,205,073
DFC Global Corp. (a)	9,748	182,093
EZCORP, Inc. (non-vtg.) Class A (a)	68,804	1,422,867
First Cash Financial Services, Inc. (a)	16,028	848,041
Green Dot Corp. Class A (a)	9,800	137,396
International Personal Finance PLC	662	4,012
Nelnet, Inc. Class A	1,800	59,724
Netspend Holdings, Inc. (a)	3,724	59,025
PT Clipan Finance Indonesia Tbk	928,000	42,734
Regional Management Corp.	44,400	797,424
SLM Corp.	63,059	1,196,229
		6,015,214
DIVERSIFIED CONSUMER SERVICES - 0.0%
Specialized Consumer Services - 0.0%
Sotheby's Class A (Ltd. vtg.)	1,530	58,492
DIVERSIFIED FINANCIAL SERVICES - 8.8%
Other Diversified Financial Services - 5.5%
Bank of America Corp.	108,158	1,214,614
BTG Pactual Participations Ltd. unit	70,859	1,302,697
Challenger Ltd.	355,424	1,310,603
Citigroup, Inc.	723,780	30,377,047
JPMorgan Chase & Co.	1,279	62,569
		34,267,530
Specialized Finance - 3.3%
BM&F Bovespa SA	6,400	43,359
CBOE Holdings, Inc.	263,989	9,482,485
CME Group, Inc.	1,022	61,136
IntercontinentalExchange, Inc. (a)	247	38,241
MarketAxess Holdings, Inc.	3,800	148,428
Moody's Corp.	927	44,552
NYSE Euronext	84,700	3,157,616
PHH Corp. (a)	2,887	60,656
The NASDAQ Stock Market, Inc.	224,517	7,108,208
		20,144,681
TOTAL DIVERSIFIED FINANCIAL SERVICES		54,412,211
ENERGY EQUIPMENT & SERVICES - 0.0%
Oil & Gas Equipment & Services - 0.0%
SBM Offshore NV (a)	3,500	49,076
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
Las Vegas Sands Corp.	1,029	52,983
MGM Mirage, Inc. (a)	3,000	37,470
Wynn Resorts Ltd.	397	46,409
		136,862
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - CONTINUED
Hotels, Resorts & Cruise Lines - 0.0%
Starwood Hotels & Resorts Worldwide, Inc.	849	$ 51,220
TOTAL HOTELS, RESTAURANTS & LEISURE		188,082
HOUSEHOLD DURABLES - 0.0%
Homebuilding - 0.0%
M.D.C. Holdings, Inc.	1,500	57,645
PulteGroup, Inc. (a)	5,200	99,736
		157,381
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co.	100	2,322
Keppel Corp. Ltd.	4,000	37,597
		39,919
INSURANCE - 13.7%
Insurance Brokers - 0.5%
Aon PLC	900	54,981
Brasil Insurance Participacoes e Administracao SA	112,000	1,185,410
Marsh & McLennan Companies, Inc.	32,400	1,203,336
National Financial Partners Corp. (a)	26,900	528,854
		2,972,581
Life & Health Insurance - 1.1%
AFLAC, Inc.	1,023	51,099
AIA Group Ltd.	233,200	1,010,305
Citizens, Inc. Class A (a)	5,800	53,302
Delta Lloyd NV	2,909	51,499
FBL Financial Group, Inc. Class A	800	29,072
Lincoln National Corp.	1,700	50,218
MetLife, Inc.	24,118	854,742
Phoenix Companies, Inc. (a)	785	19,704
Ping An Insurance Group Co. China Ltd. (H Shares)	10,500	87,866
Prudential Financial, Inc.	74,491	4,139,465
Resolution Ltd.	8,700	34,474
StanCorp Financial Group, Inc.	11,900	473,739
Symetra Financial Corp.	3,000	39,510
Torchmark Corp.	900	50,571
Unum Group	1,900	46,493
		6,992,059
Multi-Line Insurance - 5.3%
American International Group, Inc. (a)	769,533	29,249,949
Assurant, Inc.	43,200	1,813,968
Fairfax Financial Holdings Ltd. (sub. vtg.)	579	220,000
Genworth Financial, Inc. Class A (a)	7,354	62,803
Hartford Financial Services Group, Inc.	16,800	396,648

	Shares	Value
Loews Corp.	9,000	$ 387,990
Porto Seguro SA	38,100	505,267
		32,636,625
Property & Casualty Insurance - 5.1%
ACE Ltd.	132,759	11,336,291
Allied World Assurance Co. Holdings Ltd.	9,500	834,195
Allstate Corp.	1,075	49,472
Arch Capital Group Ltd. (a)	44,700	2,195,664
Assured Guaranty Ltd.	2,600	48,542
Axis Capital Holdings Ltd.	25,200	1,026,396
Berkshire Hathaway, Inc. Class B (a)	490	50,058
CNA Financial Corp.	14,700	463,638
Erie Indemnity Co. Class A	1,437	105,188
Fidelity National Financial, Inc. Class A	2,000	49,880
First American Financial Corp.	21,400	519,806
Hanover Insurance Group, Inc.	8,175	348,909
RLI Corp.	100	6,894
The Travelers Companies, Inc.	131,930	10,609,811
W.R. Berkley Corp.	11,800	489,700
XL Group PLC Class A	107,712	3,084,872
		31,219,316
Reinsurance - 1.7%
Everest Re Group Ltd.	23,500	2,928,335
Montpelier Re Holdings Ltd.	18,600	459,792
Platinum Underwriters Holdings Ltd.	25,904	1,369,804
RenaissanceRe Holdings Ltd.	36,900	3,226,536
Swiss Re Ltd.	648	51,816
Validus Holdings Ltd.	68,007	2,423,089
		10,459,372
TOTAL INSURANCE		84,279,953
INTERNET SOFTWARE & SERVICES - 0.0%
Internet Software & Services - 0.0%
eBay, Inc. (a)	1,300	71,084
IT SERVICES - 5.8%
Data Processing & Outsourced Services - 5.8%
Alliance Data Systems Corp. (a)	400	63,476
Cielo SA	2,150	64,552
Fidelity National Information Services, Inc.	1,800	67,770
Fiserv, Inc. (a)	938	77,019
Global Cash Access Holdings, Inc. (a)	43,300	307,430
Jack Henry & Associates, Inc.	102,037	4,461,058
Lender Processing Services, Inc.	200	4,912
The Western Union Co.	247,611	3,473,982
Total System Services, Inc.	355,971	8,457,871
Vantiv, Inc.	302,907	6,591,256
VeriFone Systems, Inc. (a)	628,608	11,924,694
Visa, Inc. Class A	360	57,110
		35,551,130
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - 0.0%
Accenture PLC Class A	600	$ 44,616
Cognizant Technology Solutions Corp. Class A (a)	578	44,373
		88,989
TOTAL IT SERVICES		35,640,119
MACHINERY - 0.1%
Industrial Machinery - 0.1%
Middleby Corp. (a)	2,211	330,124
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Equifax, Inc.	1,015	55,947
IHS, Inc. Class A (a)	410	43,563
		99,510
REAL ESTATE INVESTMENT TRUSTS - 26.4%
Diversified REITs - 1.5%
American Assets Trust, Inc.	19,200	580,416
Duke Realty LP	78,500	1,268,560
First Potomac Realty Trust	2,900	40,977
Lexington Corporate Properties Trust	669,847	7,676,447
Vornado Realty Trust	400	32,084
		9,598,484
Industrial REITs - 0.8%
DCT Industrial Trust, Inc.	140,500	1,020,030
Prologis, Inc.	97,300	3,788,862
Stag Industrial, Inc.	3,000	63,630
		4,872,522
Mortgage REITs - 1.4%
American Capital Agency Corp.	118,114	3,746,576
American Capital Mortgage Investment Corp.	4,800	123,360
Invesco Mortgage Capital, Inc.	143,300	3,012,166
PennyMac Mortgage Investment Trust	2,100	53,382
Two Harbors Investment Corp.	125,200	1,610,072
		8,545,556
Office REITs - 3.2%
BioMed Realty Trust, Inc.	29,600	625,152
Boston Properties, Inc.	63,300	6,575,604
Corporate Office Properties Trust (SBI)	18,400	476,008
CyrusOne, Inc.	52,300	1,114,513
Douglas Emmett, Inc.	307,383	7,533,957
Highwoods Properties, Inc. (SBI)	53,692	1,959,758
Kilroy Realty Corp.	13,100	691,156
MPG Office Trust, Inc. (a)	14,400	37,296
SL Green Realty Corp.	7,012	572,319
		19,585,763

	Shares	Value
Residential REITs - 5.5%
American Campus Communities, Inc.	32,300	$ 1,459,960
Apartment Investment & Management Co. Class A	163,456	4,841,567
AvalonBay Communities, Inc.	10,892	1,359,648
BRE Properties, Inc.	1,400	68,054
Camden Property Trust (SBI)	60,700	4,196,798
Campus Crest Communities, Inc.	3,100	38,874
Colonial Properties Trust (SBI)	159,600	3,440,976
Equity Lifestyle Properties, Inc.	59,400	4,377,186
Equity Residential (SBI)	99,238	5,462,060
Essex Property Trust, Inc.	16,100	2,398,739
Home Properties, Inc.	31,235	1,949,689
Post Properties, Inc.	62,346	2,976,398
UDR, Inc.	51,579	1,230,675
		33,800,624
Retail REITs - 0.7%
Federal Realty Investment Trust (SBI)	21,000	2,230,410
Glimcher Realty Trust	1,278	14,390
Kimco Realty Corp.	1,800	39,186
Realty Income Corp. (d)	43,100	1,967,515
Simon Property Group, Inc.	268	42,574
Urstadt Biddle Properties, Inc. Class A	3,900	82,407
		4,376,482
Specialized REITs - 13.3%
American Tower Corp.	700	54,320
Big Yellow Group PLC	3,697,063	20,942,622
CubeSmart	3,100	45,694
DiamondRock Hospitality Co.	43,805	391,617
HCP, Inc.	482,441	23,581,716
Health Care REIT, Inc.	191,617	12,290,314
Host Hotels & Resorts, Inc.	6,300	105,021
National Health Investors, Inc.	26,900	1,743,120
Plum Creek Timber Co., Inc.	2,300	111,550
Potlatch Corp.	6,000	264,060
Public Storage	17,723	2,679,895
Rayonier, Inc.	33,700	1,882,819
Sovran Self Storage, Inc.	1,500	91,260
Strategic Hotel & Resorts, Inc. (a)	716,867	5,218,792
Sunstone Hotel Investors, Inc. (a)	63,700	721,721
Ventas, Inc.	158,497	11,218,418
Weyerhaeuser Co.	16,259	478,177
		81,821,116
TOTAL REAL ESTATE INVESTMENT TRUSTS		162,600,547
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.7%
Diversified Real Estate Activities - 0.6%
Tejon Ranch Co. (a)	23,367	684,653
The St. Joe Co. (a)(d)	118,692	2,646,832
		3,331,485
Real Estate Development - 0.0%
Bukit Sembawang Estates Ltd.	23,000	128,706
Common Stocks - continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - CONTINUED
Real Estate Operating Companies - 0.1%
BR Malls Participacoes SA	1,900	$ 24,573
Castellum AB	2,857	42,938
Forest City Enterprises, Inc. Class A (a)	29,296	469,908
Thomas Properties Group, Inc.	6,200	32,302
		569,721
Real Estate Services - 0.0%
CBRE Group, Inc. (a)	2,088	50,467
Jones Lang LaSalle, Inc.	495	47,837
Kennedy-Wilson Holdings, Inc.	6,100	98,027
		196,331
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		4,226,243
SOFTWARE - 0.0%
Application Software - 0.0%
EPIQ Systems, Inc.	1,600	19,904
Fair Isaac Corp.	200	8,868
		28,772
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Brookline Bancorp, Inc., Delaware	2,200	20,020
Cape Bancorp, Inc.	3,700	33,633
Cheviot Financial Corp.	22,986	250,088
Eagle Bancorp Montana, Inc.	1,300	13,468
Hudson City Bancorp, Inc.	2,300	19,596
People's United Financial, Inc.	3,000	39,300
		376,105
TOTAL COMMON STOCKS (Cost $533,092,623)		578,132,020
Nonconvertible Preferred Stocks - 0.3%

COMMERCIAL BANKS - 0.3%
Diversified Banks - 0.2%
Banco ABC Brasil SA	34,600	253,461
Banco Pine SA	80,870	586,281
Texas Capital Bancshares, Inc. 6.50%	25,600	646,656
		1,486,398

	Shares	Value
Regional Banks - 0.1%
Banco Daycoval SA (PN) 0.00%	55,000	$ 305,648
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,703,400)		1,792,046
Money Market Funds - 6.1%

Fidelity Cash Central Fund, 0.16% (b)	32,354,733	32,354,733
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	5,029,346	5,029,346
TOTAL MONEY MARKET FUNDS (Cost $37,384,079)		37,384,079
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $572,180,102)		617,308,145
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,248,907)
NET ASSETS - 100%		$ 616,059,238
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 38,666
Fidelity Securities Lending Cash Central Fund	62,977
Total	$ 101,643
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 578,132,020	$ 576,649,554	$ 1,477,891	$ 4,575
Nonconvertible Preferred Stocks	1,792,046	1,792,046	-	-
Money Market Funds	37,384,079	37,384,079	-	-
Total Investments in Securities:	$ 617,308,145	$ 615,825,679	$ 1,477,891	$ 4,575
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	79.0%
United Kingdom	4.1%
Switzerland	2.6%
Brazil	2.5%
Bermuda	2.4%
Chile	2.0%
Colombia	1.9%
India	1.8%
Canada	1.1%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $4,882,604) - See accompanying schedule: Unaffiliated issuers (cost $534,796,023)	$ 579,924,066
Fidelity Central Funds (cost $37,384,079)	37,384,079
Total Investments (cost $572,180,102)		$ 617,308,145
Cash		1,771,476
Receivable for investments sold		6,879,918
Receivable for fund shares sold		473,724
Dividends receivable		484,334
Distributions receivable from Fidelity Central Funds		5,207
Prepaid expenses		847
Receivable from investment adviser for expense reductions		785
Other receivables		78,112
Total assets		627,002,548

Liabilities
Payable for investments purchased	$ 4,300,995
Payable for fund shares redeemed	1,160,349
Accrued management fee	285,407
Other affiliated payables	124,599
Other payables and accrued expenses	42,614
Collateral on securities loaned, at value	5,029,346
Total liabilities		10,943,310

Net Assets		$ 616,059,238
Net Assets consist of:
Paid in capital		$ 667,463,027
Undistributed net investment income		609,096
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(97,140,168)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		45,127,283
Net Assets, for 9,397,213 shares outstanding		$ 616,059,238
Net Asset Value, offering price and redemption price per share ($616,059,238 ÷ 9,397,213 shares)		$ 65.56

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 11,172,850
Interest		123
Income from Fidelity Central Funds		101,643
Total income		11,274,616

Expenses
Management fee	$ 2,580,182
Transfer agent fees	1,115,692
Accounting and security lending fees	181,062
Custodian fees and expenses	47,185
Independent trustees' compensation	3,013
Registration fees	39,277
Audit	50,020
Legal	2,201
Miscellaneous	3,300
Total expenses before reductions	4,021,932
Expense reductions	(422,606)	3,599,326
Net investment income (loss)		7,675,290
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,089,041
Foreign currency transactions	(45,284)
Total net realized gain (loss)		15,043,757
Change in net unrealized appreciation (depreciation) on: Investment securities	42,945,418
Assets and liabilities in foreign currencies	2,355
Total change in net unrealized appreciation (depreciation)		42,947,773
Net gain (loss)		57,991,530
Net increase (decrease) in net assets resulting from operations		$ 65,666,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,675,290	$ 1,467,379
Net realized gain (loss)	15,043,757	(20,645,188)
Change in net unrealized appreciation (depreciation)	42,947,773	(12,817,989)
Net increase (decrease) in net assets resulting from operations	65,666,820	(31,995,798)
Distributions to shareholders from net investment income	(6,085,400)	(961,766)
Share transactions Proceeds from sales of shares	292,034,591	182,517,774
Reinvestment of distributions	5,948,865	932,153
Cost of shares redeemed	(180,543,241)	(223,738,234)
Net increase (decrease) in net assets resulting from share transactions	117,440,215	(40,288,307)
Redemption fees	25,104	31,454
Total increase (decrease) in net assets	177,046,739	(73,214,417)

Net Assets
Beginning of period	439,012,499	512,226,916
End of period (including undistributed net investment income of $609,096 and distributions in excess of net investment income of $210,476, respectively)	$ 616,059,238	$ 439,012,499
Other Information Shares
Sold	4,757,449	3,429,796
Issued in reinvestment of distributions	96,934	19,762
Redeemed	(3,083,350)	(3,978,638)
Net increase (decrease)	1,771,033	(529,080)

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 57.57	$ 62.81	$ 59.32	$ 33.45	$ 84.31
Income from Investment Operations
Net investment income (loss) B	.99	.21	.17	.37	1.58
Net realized and unrealized gain (loss)	7.75	(5.31)	3.49	26.14	(51.12)
Total from investment operations	8.74	(5.10)	3.66	26.51	(49.54)
Distributions from net investment income	(.75)	(.14)	(.18)	(.62)	(1.22)
Distributions from net realized gain	-	-	-	(.03)	(.13)
Total distributions	(.75)	(.14)	(.18)	(.65)	(1.35)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.03
Net asset value, end of period	$ 65.56	$ 57.57	$ 62.81	$ 59.32	$ 33.45
Total Return A	15.26%	(8.07)%	6.21%	79.56%	(59.22)%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.90%	.92%	.96%	.94%
Expenses net of fee waivers, if any	.87%	.90%	.92%	.96%	.94%
Expenses net of all reductions	.78%	.84%	.88%	.92%	.93%
Net investment income (loss)	1.66%	.39%	.28%	.70%	2.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 616,059	$ 439,012	$ 512,227	$ 482,520	$ 227,344
Portfolio turnover rate D	271%	384%	242%	301%	129%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	22.91%	2.47%	6.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Court Dignan, Portfolio Manager of Insurance Portfolio: For the 12 months ending February 28, 2013, the fund returned 22.91%, beating the 20.84% gain of the MSCI® U.S. IMI Insurance 25-50 Index and also the broadly-based S&P 500®. Within the MSCI index, property/casualty (P&C) insurance, reinsurance and insurance brokers posted strong gains, driven by improved pricing within P&C. Life/health insurance stocks, however, were up only modestly, and multi-line insurance lagged. Security selection in the P&C and multi-line insurance segments gave the biggest boost versus the MSCI index. Top individual contributors included London-based P&C insurer Beazley, whose strong earnings, improved growth prospects and declaration of a large special dividend drove the stock higher. Shares of Bermuda-based P&C Axis Capital rallied, buoyed in part by underappreciated pricing power in certain specialty lines. An investment in small-cap multi-line company FBD Holdings - the largest farm insurer in Ireland - benefited from excellent earnings, a large dividend and a normalization of catastrophe costs. Stock picks within insurance brokers, along with an overweighting last summer in reinsurance when it underperformed, detracted from relative performance. Individual disappointments included Brazil-based insurance broker Brasil Insurance, whose share price declined following an earnings shortfall, and an underweighting in P&C insurer Allstate, as its stock rallied. Additionally, currency fluctuations hindered performance, given the fund's investments in foreign stocks. Beazley, FBD and Brasil Insurance were not in the index, and Brasil Insurance was not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Insurance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	16.5	18.2
The Travelers Companies, Inc.	7.8	8.9
American International Group, Inc.	7.7	3.4
ACE Ltd.	6.2	4.0
Marsh & McLennan Companies, Inc.	6.1	2.2
MetLife, Inc.	5.0	5.1
Everest Re Group Ltd.	4.9	0.0
Axis Capital Holdings Ltd.	4.3	4.7
Allied World Assurance Co. Holdings Ltd.	4.0	3.0
Validus Holdings Ltd.	3.2	5.4
	65.7
Top Industries (% of fund's net assets)
As of February 28, 2013
Insurance	96.5%
All Others*	3.5%

As of August 31, 2012
Insurance	95.6%
Professional Services	1.1%
Capital Markets	0.1%
All Others*	3.2%

* Includes short-term investments and net other assets.

Annual Report

Insurance Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
INSURANCE - 96.5%
Insurance Brokers - 8.0%
Arthur J. Gallagher & Co.	91,100	$ 3,505,528
Brown & Brown, Inc.	86,900	2,607,000
Marsh & McLennan Companies, Inc.	500,500	18,588,570
		24,701,098
Life & Health Insurance - 14.0%
AFLAC, Inc.	116,900	5,839,155
AIA Group Ltd.	7,600	32,926
CNO Financial Group, Inc.	217,900	2,383,826
Lincoln National Corp.	91,700	2,708,818
MetLife, Inc.	436,175	15,458,042
Protective Life Corp.	92,800	2,962,176
Prudential Financial, Inc.	127,289	7,073,450
Prudential PLC	2,060	30,576
StanCorp Financial Group, Inc.	33,600	1,337,616
Torchmark Corp.	90,200	5,068,338
		42,894,923
Multi-Line Insurance - 11.7%
American Financial Group, Inc.	36,600	1,608,936
American International Group, Inc. (a)	617,600	23,474,976
American International Group, Inc. warrants 1/19/21 (a)	96,169	1,330,979
FBD Holdings PLC	347,500	5,557,563
Hartford Financial Services Group, Inc.	159,700	3,770,517
Zurich Insurance Group AG	1,118	305,950
		36,048,921
Property & Casualty Insurance - 52.1%
ACE Ltd.	223,549	19,088,849
Allied World Assurance Co. Holdings Ltd.	139,200	12,223,152
Allstate Corp.	181,000	8,329,620
Amerisafe, Inc.	3,325	108,462
Arch Capital Group Ltd. (a)	52,900	2,598,448
Aspen Insurance Holdings Ltd.	69,700	2,499,442
Assured Guaranty Ltd.	28,700	535,829
Axis Capital Holdings Ltd.	325,000	13,237,250

	Shares	Value
Beazley PLC	397,296	$ 1,222,312
Berkshire Hathaway, Inc. Class B (a)	495,969	50,668,192
Hiscox Ltd.	615,743	4,876,069
ProAssurance Corp.	143,100	6,709,959
The Chubb Corp.	62,558	5,256,749
The Travelers Companies, Inc.	296,900	23,876,698
W.R. Berkley Corp.	211,800	8,789,700
		160,020,731
Reinsurance - 10.7%
Everest Re Group Ltd.	120,600	15,027,966
Greenlight Capital Re, Ltd. (a)	64,167	1,538,725
PartnerRe Ltd.	7,000	624,680
Reinsurance Group of America, Inc.	102,900	5,916,750
Validus Holdings Ltd.	269,600	9,605,848
		32,713,969
TOTAL INSURANCE (Cost $252,269,276)		296,379,642
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.16% (b) (Cost $8,207,304)	8,207,304	8,207,304
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $260,476,580)		304,586,946
NET OTHER ASSETS (LIABILITIES) - 0.8%		2,483,958
NET ASSETS - 100%		$ 307,070,904
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,591
Fidelity Securities Lending Cash Central Fund	76
Total	$ 10,667
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 296,379,642	$ 296,349,066	$ 30,576	$ -
Money Market Funds	8,207,304	8,207,304	-	-
Total Investments in Securities:	$ 304,586,946	$ 304,556,370	$ 30,576	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	71.0%
Bermuda	16.0%
Switzerland	10.3%
Ireland	1.8%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $252,269,276)	$ 296,379,642
Fidelity Central Funds (cost $8,207,304)	8,207,304
Total Investments (cost $260,476,580)		$ 304,586,946
Receivable for investments sold		3,734,506
Receivable for fund shares sold		2,500,925
Dividends receivable		393,309
Distributions receivable from Fidelity Central Funds		913
Prepaid expenses		490
Receivable from investment adviser for expense reductions		3
Other receivables		14,345
Total assets		311,231,437

Liabilities
Payable for investments purchased	$ 3,864,578
Payable for fund shares redeemed	54,334
Accrued management fee	138,500
Other affiliated payables	61,924
Other payables and accrued expenses	41,197
Total liabilities		4,160,533

Net Assets		$ 307,070,904
Net Assets consist of:
Paid in capital		$ 256,507,579
Undistributed net investment income		955,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,496,909
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,110,999
Net Assets, for 5,405,418 shares outstanding		$ 307,070,904
Net Asset Value, offering price and redemption price per share ($307,070,904 ÷ 5,405,418 shares)		$ 56.81

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 5,911,991
Income from Fidelity Central Funds		10,667
Total income		5,922,658

Expenses
Management fee	$ 1,498,706
Transfer agent fees	626,133
Accounting and security lending fees	104,742
Custodian fees and expenses	36,416
Independent trustees' compensation	1,768
Registration fees	24,283
Audit	41,670
Legal	1,069
Interest	508
Miscellaneous	2,137
Total expenses before reductions	2,337,432
Expense reductions	(48,495)	2,288,937
Net investment income (loss)		3,633,721
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,763,504
Foreign currency transactions	(10,754)
Total net realized gain (loss)		28,752,750
Change in net unrealized appreciation (depreciation) on: Investment securities	22,070,270
Assets and liabilities in foreign currencies	1,162
Total change in net unrealized appreciation (depreciation)		22,071,432
Net gain (loss)		50,824,182
Net increase (decrease) in net assets resulting from operations		$ 54,457,903

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,633,721	$ 2,287,483
Net realized gain (loss)	28,752,750	5,305,470
Change in net unrealized appreciation (depreciation)	22,071,432	(15,220,844)
Net increase (decrease) in net assets resulting from operations	54,457,903	(7,627,891)
Distributions to shareholders from net investment income	(2,671,620)	(2,221,509)
Distributions to shareholders from net realized gain	(4,976,342)	-
Total distributions	(7,647,962)	(2,221,509)
Share transactions Proceeds from sales of shares	51,037,876	97,056,869
Reinvestment of distributions	7,552,084	2,151,605
Cost of shares redeemed	(69,107,383)	(66,644,402)
Net increase (decrease) in net assets resulting from share transactions	(10,517,423)	32,564,072
Redemption fees	2,211	6,573
Total increase (decrease) in net assets	36,294,729	22,721,245

Net Assets
Beginning of period	270,776,175	248,054,930
End of period (including undistributed net investment income of $955,417 and undistributed net investment income of $203,364, respectively)	$ 307,070,904	$ 270,776,175
Other Information Shares
Sold	980,985	2,136,907
Issued in reinvestment of distributions	146,776	48,397
Redeemed	(1,415,569)	(1,449,326)
Net increase (decrease)	(287,808)	735,978

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 47.56	$ 50.04	$ 41.55	$ 23.95	$ 54.02
Income from Investment Operations
Net investment income (loss) B	.68	.43	.47	.34	.51
Net realized and unrealized gain (loss)	10.06	(2.52)	8.36	17.60	(30.02)
Total from investment operations	10.74	(2.09)	8.83	17.94	(29.51)
Distributions from net investment income	(.52)	(.39)	(.34)	(.34)	(.54)
Distributions from net realized gain	(.97)	-	-	-	(.02)
Total distributions	(1.49)	(.39)	(.34)	(.34)	(.56)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 56.81	$ 47.56	$ 50.04	$ 41.55	$ 23.95
Total Return A	22.91%	(4.13)%	21.31%	74.97%	(54.83)%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.89%	.93%	.99%	.97%
Expenses net of fee waivers, if any	.87%	.89%	.93%	.99%	.97%
Expenses net of all reductions	.85%	.88%	.91%	.97%	.97%
Net investment income (loss)	1.35%	.94%	1.05%	.96%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 307,071	$ 270,776	$ 248,055	$ 150,176	$ 76,580
Portfolio turnover rate D	157%	153%	193%	215%	426%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Banking Portfolio and Financial Services Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Brokerage and Investment Management Portfolio's, Financial Services Portfolio's and Insurance Portfolio's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), equity-to-debt classification, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$ 562,315,890	$ 40,551,712	$ (51,922,672)	$ (11,370,960)
Brokerage and Investment Management Portfolio	623,411,494	54,734,750	(35,550,636)	19,184,114
Consumer Finance Portfolio	286,578,998	34,774,191	(3,797,579)	30,976,612
Financial Services Portfolio	579,032,944	55,560,183	(17,284,982)	38,275,201
Insurance Portfolio	262,332,205	44,113,042	(1,858,301)	42,254,741

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Banking Portfolio	$ 930,839	$ -	$ (17,808,226)	$ (11,370,960)
Brokerage and Investment Management Portfolio	-	-	(76,939,447)	19,186,580
Consumer Finance Portfolio	7,727,275	12,523,283	(28,104,789)	30,976,612
Financial Services Portfolio	619,028	-	(90,287,326)	38,274,441
Insurance Portfolio	2,479,453	5,828,500	-	42,255,374

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal year of expiration
	2017	2018	2019	Total with expiration
Banking Portfolio	$ (7,872,687)	$ (9,935,539)	-	$ (17,808,226)
Brokerage and Investment Management Portfolio	(37,046,558)	(39,892,889)	-	(76,939,447)
Consumer Finance Portfolio	-	(27,093,125)	(1,011,664)	(28,104,789)
Financial Services Portfolio	(72,220,809)	(672,925)	-	(72,893,734)
	Total no expiration	Total capital loss carryforward
Banking Portfolio	$ -	$ (17,808,226)
Brokerage and Investment Management Portfolio	-	(76,939,447)
Consumer Finance Portfolio	-	(28,104,789)
Financial Services Portfolio	(17,393,592)	(90,287,326)

Due to large subscriptions in a prior period, $28,104,789 of capital losses that will be available to offset future capital gains of the Consumer Finance Portfolio will be limited to approximately $5,418,625 per year.

The tax character of distributions paid was as follows:

February 28, 2013
	Ordinary Income	Long-Term Capital Gains	Total
Banking Portfolio	$ 6,092,882	-	$ 6,092,882
Brokerage and Investment Management Portfolio	9,530,873	-	9,530,873
Consumer Finance Portfolio	5,516,164	-	5,516,164
Financial Services Portfolio	6,085,400	-	6,085,400
Insurance Portfolio	2,671,620	4,976,342	7,647,962
February 29, 2012
Ordinary Income
Banking Portfolio	$ 1,687,594
Brokerage and Investment Management Portfolio	4,337,210
Consumer Finance Portfolio	2,625,700
Financial Services Portfolio	961,766
Insurance Portfolio	2,221,509

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	356,424,994	322,946,218
Brokerage and Investment Management Portfolio	1,282,639,130	1,178,162,716
Consumer Finance Portfolio	293,914,900	204,080,839
Financial Services Portfolio	1,301,963,687	1,213,577,374
Insurance Portfolio	413,939,749	434,511,009

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.26%	.56%
Brokerage and Investment Management Portfolio	.30%	.26%	.56%
Consumer Finance Portfolio	.30%	.26%	.56%
Financial Services Portfolio	.30%	.26%	.56%
Insurance Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.23%
Brokerage and Investment Management Portfolio	.24%
Consumer Finance Portfolio	.26%
Financial Services Portfolio	.24%
Insurance Portfolio	.23%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 20,330
Brokerage and Investment Management Portfolio	62,673
Consumer Finance Portfolio	19,946
Financial Services Portfolio	69,288
Insurance Portfolio	12,847

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Brokerage and Investment Management Portfolio	Borrower	$ 7,032,667.40%		$ 234
Consumer Finance Portfolio	Borrower	$ 6,020,000.37%		$ 124
Insurance Portfolio	Borrower	$ 10,366,500.44%		$ 508

6. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$ 1,227
Brokerage and Investment Management Portfolio	1,013
Consumer Finance Portfolio	634
Financial Services Portfolio	1,137
Insurance Portfolio	702

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Banking Portfolio	$ 8,997	$ -
Brokerage and Investment Management Portfolio	88,675	1,784
Consumer Finance Portfolio	17,849	1,445
Financial Services Portfolio	62,977	73
Insurance Portfolio	76	-

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian,

Annual Report

8. Expense Reductions - continued

credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Banking Portfolio	$ 83,588	$ 16
Brokerage and Investment Management Portfolio	359,291	40
Consumer Finance Portfolio	68,451	5
Financial Services Portfolio	421,811	10
Insurance Portfolio	48,490	2

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Banking Portfolio	$ 210
Brokerage and Investment Management Portfolio	357
Consumer Finance Portfolio	70
Financial Services Portfolio	785
Insurance Portfolio	3

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors U.S. Opportunity Fund was the owner of record of approximately 11%, 16%, 12% and 21% of the total outstanding shares of Banking Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio, respectively. VIP FundsManager 60% Portfolio was the owner of record of approximately 21%, 15%, 21% and 31% of the total shares of Banking Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio, respectively. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 43%, 25%, 36%, 46% and 70% of the total outstanding shares of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 16, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008
Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Banking Portfolio	04/15/13	04/12/13	$0.038	$0.000
Brokerage and Investment Management Portfolio	04/15/13	04/12/13	$0.000	$0.000
Consumer Finance Portfolio	04/15/13	04/12/13	$0.009	$1.067
Financial Services Portfolio	04/15/13	04/12/13	$0.070	$0.000
Insurance Portfolio	04/15/13	04/12/13	$0.157	$1.207

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year:

Consumer Finance Portfolio	$12,523,283
Insurance Portfolio	$10,804,841

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2012	December 2012
Banking Portfolio	100%	100%
Brokerage and Investment Management Portfolio	-	82%
Consumer Finance Portfolio	71%	48%
Financial Services Portfolio	-	54%
Insurance Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2012	December 2012
Banking Portfolio	100%	100%
Brokerage and Investment Management Portfolio	-	100%
Consumer Finance Portfolio	75%	54%
Financial Services Portfolio	-	84%
Insurance Portfolio	100%	100%

The funds will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELFIN-UANNPRO-0413
1.910420.103

Fidelity®

Select Portfolios®

Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Biotechnology Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Health Care Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Medical Delivery Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Medical Equipment and Systems Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Pharmaceuticals Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Biotechnology Portfolio	.80%
Actual		$ 1,000.00	$ 1,124.60	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.83	$ 4.01
Health Care Portfolio	.78%
Actual		$ 1,000.00	$ 1,119.50	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Medical Delivery Portfolio	.83%
Actual		$ 1,000.00	$ 1,051.80	$ 4.22
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Medical Equipment and Systems Portfolio	.82%
Actual		$ 1,000.00	$ 1,134.40	$ 4.34
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Pharmaceuticals Portfolio	.84%
Actual		$ 1,000.00	$ 1,100.80	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	31.78%	15.57%	12.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Rajiv Kaul, Portfolio Manager of Biotechnology Portfolio: For the year, the fund returned 31.78%, trailing the robust 36.13% gain of its industry benchmark, the MSCI® U.S. IMI Biotechnology 25-50 Index, but more than doubling the return of the S&P 500®. Versus the broader market, biotechnology shares benefited from a steady flow of important new drug approvals, positive test results and a favorable regulatory environment. Compared with its industry index, the fund's emphasis on small-cap stocks in the biotech universe and its underweighted exposure to the largest-cap benchmark components hurt, especially during the first half of the reporting period. Stock selection the micro-cap area fared poorly as well. An overweighting in Progenics Pharmaceuticals was the fund's largest relative detractor. The firm's share price took a spill at the end of July, after the U.S. Food and Drug Administration (FDA) failed to approve a broadened application of Relistor®, its drug for relieving constipation in cancer patients taking opioid painkillers. A small out-of-index stake in PolyMedix further hampered the fund's result. In January, the company replaced its CEO while mulling strategic alternatives that included selling the firm. I'll also mention an underweighted stake in Human Genome Sciences, whose stock soared in April, after British drug firm GlaxoSmithKline made a bid for the company that roughly doubled its share price overnight. I liquidated this position soon after to nail down profits. Additionally, underweighted exposure to two strong-performing large-caps, Gilead Sciences and Amgen, detracted, but I increased both of these positions, making Gilead the fund's largest position by period end. Conversely, the fund's top relative contributor was Aegerion Pharmaceuticals, whose stock got a lift in October from positive FDA comments on lomitapide, a cholesterol treatment intended for use in place of statin drugs. Another positive for the fund was its out-of-index position in Puma Biotechnology, a development-stage company focused on acquiring and developing treatments for various forms of cancer. I began investing in the company's private shares prior to its April initial public offering, and it showed a solid gain during the period, as the company reached an agreement with the FDA on the terms of a late-stage trial of neratinib, its medication for breast cancer and the firm's most advanced experimental drug. Also lifting our result was a sizable overweighting in Medivation, the fund's tenth-largest position at period end. Among other positives, the FDA approved XTANDI®, the company's drug for a form of prostate cancer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Biotechnology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	14.2	11.6
Amgen, Inc.	13.4	10.6
Celgene Corp.	7.4	3.6
Biogen Idec, Inc.	6.0	7.8
Regeneron Pharmaceuticals, Inc.	4.3	4.7
Alexion Pharmaceuticals, Inc.	3.6	2.9
BioMarin Pharmaceutical, Inc.	3.5	1.7
Vertex Pharmaceuticals, Inc.	3.2	3.7
Onyx Pharmaceuticals, Inc.	2.8	4.1
Medivation, Inc.	2.6	2.9
	61.0
Top Industries (% of fund's net assets)
As of February 28, 2013
Biotechnology	98.2%
Pharmaceuticals	1.3%
Life Sciences Tools & Services	0.2%
Health Care Equipment & Supplies	0.1%
Personal Products	0.0%
All Others*	0.2%

As of August 31, 2012
Biotechnology	94.4%
Pharmaceuticals	4.3%
Life Sciences Tools & Services	0.4%
Health Care Equipment & Supplies	0.2%
Health Care Providers & Services	0.0%
All Others*	0.7%

* Includes short-term investments and net other assets.

Annual Report

Biotechnology Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
BIOTECHNOLOGY - 98.0%
Biotechnology - 98.0%
A.P. Pharma, Inc. (f)	13,895,725	$ 9,727,008
ACADIA Pharmaceuticals, Inc. (a)(d)	3,072,059	18,647,398
Achillion Pharmaceuticals, Inc. (a)	1,383,942	11,209,930
Acorda Therapeutics, Inc. (a)	1,428,302	42,491,985
Aegerion Pharmaceuticals, Inc. (a)(e)	1,968,168	59,281,220
Affymax, Inc. (a)(d)	1,164,556	3,097,719
Agenus, Inc. (a)(e)	150,089	642,381
Agenus, Inc. warrants 6/9/18 (a)(e)(f)	1,548,000	78,596
Alexion Pharmaceuticals, Inc. (a)	1,439,849	124,892,502
Alkermes PLC (a)	1,304,995	28,331,441
Alnylam Pharmaceuticals, Inc. (a)	1,583,803	37,520,293
AMAG Pharmaceuticals, Inc. (a)	638,851	10,572,984
Amarin Corp. PLC ADR (a)(d)	849,324	6,871,031
Amgen, Inc.	5,059,219	462,463,209
Arena Pharmaceuticals, Inc. (a)(d)	3,753,744	31,493,912
ARIAD Pharmaceuticals, Inc. (a)	2,009,505	42,259,890
ArQule, Inc. (a)	2,649,542	6,517,873
AVEO Pharmaceuticals, Inc. (a)	382,187	2,549,187
Biogen Idec, Inc. (a)	1,252,166	208,285,292
BioMarin Pharmaceutical, Inc. (a)	2,079,144	120,527,978
Bionovo, Inc. warrants 2/2/16 (a)	1,043,150	2,524
BioTime, Inc. (a)(d)	1,447,595	6,094,375
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	141,443	1
warrants 5/30/17 (a)	282,100	3
Celgene Corp. (a)	2,477,923	255,672,095
Cell Therapeutics, Inc. (a)(d)(e)	6,675,910	8,945,719
Cell Therapeutics, Inc. warrants 7/6/16 (a)(e)	835,596	20,931
Celldex Therapeutics, Inc. (a)	2,393,805	22,789,024
Cepheid, Inc. (a)	491,400	17,901,702
Clovis Oncology, Inc. (a)(d)	602,782	11,368,469
Codexis, Inc. (a)	130,248	269,613
Cubist Pharmaceuticals, Inc. (a)	558,508	23,697,494
Cytokinetics, Inc. (e)	6,380,800	6,368,038
Cytokinetics, Inc. warrants 6/25/17 (a)(e)	3,828,480	393,737
Dendreon Corp. (a)(d)	2,487,677	14,403,650
Durata Therapeutics, Inc. (d)	190,730	1,630,742
Dyax Corp. (a)	3,775,905	12,120,655
Dynavax Technologies Corp. (a)	2,015,143	4,110,892
Elan Corp. PLC sponsored ADR (a)	919,698	10,429,375
Emergent BioSolutions, Inc. (a)	252,200	3,906,578
Enzon Pharmaceuticals, Inc.	439,366	1,858,518
Exact Sciences Corp. (a)	701,061	7,487,331
Exelixis, Inc. (a)(d)	1,292,468	5,893,654
Fibrocell Science, Inc. (f)	60,806,000	9,272,915
Genomic Health, Inc. (a)	257,685	7,382,675
Geron Corp. (a)	5,667,235	8,274,163
Gilead Sciences, Inc. (a)	11,430,751	488,207,371
Halozyme Therapeutics, Inc. (a)	2,111,308	11,527,742

	Shares	Value
Idenix Pharmaceuticals, Inc. (a)(d)	1,065,749	$ 4,486,803
ImmunoGen, Inc. (a)(d)	984,415	14,933,576
Immunomedics, Inc. (a)(d)	1,186,585	2,729,146
Incyte Corp. (a)(d)	1,423,736	31,606,939
Infinity Pharmaceuticals, Inc. (a)(d)	690,234	28,499,762
Intercept Pharmaceuticals, Inc. (d)	117,834	4,597,883
InterMune, Inc. (a)(d)	3,172,913	28,143,738
Ironwood Pharmaceuticals, Inc. Class A (a)	4,651,810	69,451,523
Isis Pharmaceuticals, Inc. (a)(d)	1,146,191	16,849,008
KaloBios Pharmaceuticals, Inc.	224,464	1,333,316
KaloBios Pharmaceuticals, Inc.	232,300	1,533,180
Lexicon Pharmaceuticals, Inc. (a)	7,487,723	14,750,814
Ligand Pharmaceuticals, Inc. Class B (a)	439,128	9,019,689
MannKind Corp. (a)(d)	4,561,500	11,677,440
Medivation, Inc. (a)	1,793,896	88,152,049
Merrimack Pharmaceuticals, Inc.	44,600	285,440
Momenta Pharmaceuticals, Inc. (a)(d)	491,448	6,261,048
Myriad Genetics, Inc. (a)	853,918	21,706,596
Neurocrine Biosciences, Inc. (a)	905,291	9,577,979
NeurogesX, Inc. (a)	3,131,785	845,582
NewLink Genetics Corp. (a)(d)	706,455	8,314,975
Novavax, Inc. (a)(d)	7,352,004	13,380,647
Novelos Therapeutics, Inc. (a)(e)	2,334,890	1,144,096
Novelos Therapeutics, Inc. warrants 12/6/16 (a)(e)	2,362,400	23,713
NPS Pharmaceuticals, Inc. (a)	1,640,126	13,088,205
OncoGenex Pharmaceuticals, Inc. (a)	217,303	2,583,733
Onyx Pharmaceuticals, Inc. (a)	1,281,245	96,490,561
Opko Health, Inc. (a)(d)	1,994,800	13,843,912
Oragenics, Inc. (f)	1,558,058	5,390,881
Orexigen Therapeutics, Inc. (a)(d)	2,579,263	15,372,407
Osiris Therapeutics, Inc. (a)(d)	433,418	2,851,890
OvaScience, Inc. (a)	212,300	2,282,225
PDL BioPharma, Inc. (d)	1,251,833	8,938,088
Pharmacyclics, Inc. (a)	913,244	80,164,558
PolyMedix, Inc. (a)(e)	5,775,434	698,828
PolyMedix, Inc. warrants 4/10/16 (a)(e)	2,961,167	4,541
Progenics Pharmaceuticals, Inc. (a)(e)	4,487,695	11,847,515
PROLOR Biotech, Inc. (a)(d)	1,150,384	5,809,439
Protalix BioTherapeutics, Inc. (a)(d)	1,140,342	6,522,756
Puma Biotechnology, Inc.	854,701	21,974,363
Raptor Pharmaceutical Corp. (a)(d)	1,472,579	7,318,718
Regeneron Pharmaceuticals, Inc. (a)	879,087	146,807,529
Rigel Pharmaceuticals, Inc. (a)	1,147,051	7,708,183
Sangamo Biosciences, Inc. (a)(d)	1,902,030	19,381,686
Savient Pharmaceuticals, Inc. (a)(d)	2,589,401	2,434,037
Seattle Genetics, Inc. (a)(d)	860,619	24,217,819
SIGA Technologies, Inc. (a)(d)	1,611,814	6,898,564
Sophiris Bio, Inc.	2,502,000	558,022
Sorrento Therapeutics, Inc. (f)	11,780,000	2,591,600
Spectrum Pharmaceuticals, Inc. (d)(e)	3,489,000	39,774,600
Stemline Therapeutics, Inc. (e)	486,300	5,884,230
Common Stocks - continued
	Shares	Value
BIOTECHNOLOGY - CONTINUED
Biotechnology - continued
Sunesis Pharmaceuticals, Inc. (a)(d)	2,100,978	$ 10,967,105
Synageva BioPharma Corp. (a)	254,200	12,702,374
Synergy Pharmaceuticals, Inc. (a)	1,481,266	8,102,525
Synergy Pharmaceuticals, Inc. warrants 11/14/16 (a)	354,400	832,840
Synta Pharmaceuticals Corp. (a)(d)	2,406,427	20,671,208
Synthetic Biologics, Inc. (a)	900	1,548
Targacept, Inc. (a)	1,272,417	5,509,566
TESARO, Inc.	463,200	9,199,152
Theravance, Inc. (a)(d)	1,100,589	22,330,951
Threshold Pharmaceuticals, Inc. (a)	1,262,685	5,846,232
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	631,520	1,815,496
Tranzyme, Inc. (a)	1,194,686	632,228
Trius Therapeutics, Inc. (a)	919,606	4,827,932
United Therapeutics Corp. (a)	590,351	35,308,893
Vanda Pharmaceuticals, Inc. (a)	793,907	2,985,090
Verastem, Inc. (a)	95,367	898,357
Vertex Pharmaceuticals, Inc. (a)	2,350,363	110,043,996
Vical, Inc. (a)	4,038,130	12,922,016
ZIOPHARM Oncology, Inc. (a)(d)	2,097,692	9,292,776
		3,383,125,932
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.1%
Alsius Corp. (a)	314,300	3
Aradigm Corp. (a)	6,398,160	710,196
InVivo Therapeutics Holdings Corp. (a)(d)	1,520,200	3,146,814
		3,857,013
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Life Sciences Tools & Services - 0.2%
BG Medicine, Inc. (a)(d)	1,177,641	2,025,543
ChromaDex, Inc. (a)(d)	2,283,700	1,667,101
Transgenomic, Inc. (a)	3,392,882	1,526,797
Transgenomic, Inc. warrants 2/3/17 (a)(f)	1,419,000	14
		5,219,455
PERSONAL PRODUCTS - 0.0%
Personal Products - 0.0%
MYOS Corp. (f)	1,666,700	341,674
PHARMACEUTICALS - 1.3%
Pharmaceuticals - 1.3%
AcelRx Pharmaceuticals, Inc. (a)(d)	743,754	3,718,770
Auxilium Pharmaceuticals, Inc. (a)	628,851	10,721,910
AVANIR Pharmaceuticals Class A (a)(d)	4,969,885	13,567,786
Horizon Pharma, Inc. (d)	1,607,800	3,392,458

	Shares	Value
Horizon Pharma, Inc.:
warrants 2/28/17 (a)(f)	319,539	$ 15
warrants 9/25/17 (a)	759,050	36
Jazz Pharmaceuticals PLC (a)	106,217	6,179,705
Pacira Pharmaceuticals, Inc. (a)	17,500	382,550
TherapeuticsMD, Inc. (a)	1,304,007	4,433,624
ViroPharma, Inc. (a)	1,799	44,867
XenoPort, Inc. (a)	106,798	815,937
Zogenix, Inc. (a)	1,444,658	2,701,510
Zogenix, Inc. warrants 7/27/17 (a)	498,465	5,428
		45,964,596
TOTAL COMMON STOCKS (Cost $2,603,861,381)		3,438,508,670
Convertible Preferred Stocks - 0.2%

BIOTECHNOLOGY - 0.2%
Biotechnology - 0.2%
bluebird bio (f)	535,716	266,947
Xenon Pharmaceuticals, Inc. Series E (a)(f)	981,626	4,476,215
		4,743,162
PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
Agios Pharmaceuticals, Inc. Series C (a)(f)	229,509	1,127,142
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,118,227)		5,870,304
Money Market Funds - 7.9%

Fidelity Cash Central Fund, 0.16% (b)	4,079,402	4,079,402
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	269,288,218	269,288,218
TOTAL MONEY MARKET FUNDS (Cost $273,367,620)		273,367,620
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $2,885,347,228)	3,717,746,594
NET OTHER ASSETS (LIABILITIES) - (7.7)%	(267,021,153)
NET ASSETS - 100%	$ 3,450,725,441
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $33,273,004 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
A.P. Pharma, Inc.	7/25/12	$ 7,295,256
Agenus, Inc. warrants 6/9/18	1/9/08	$ 1,930,622
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 1,127,142
bluebird bio	7/23/12	$ 266,947
Fibrocell Science, Inc.	10/8/12	$ 6,080,600
Horizon Pharma, Inc. warrants 2/28/17	2/29/12	$ 39,942
MYOS Corp.	7/2/12	$ 416,675
Oragenics, Inc.	7/31/12	$ 2,337,087
Sorrento Therapeutics, Inc.	5/15/12	$ 1,884,800
Transgenomic, Inc. warrants 2/3/17	2/3/12	$ 9,800
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,134
Fidelity Securities Lending Cash Central Fund	8,964,611
Total	$ 8,995,745
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$ 5,217,290	$ 5,939,953	$ 3,169,265	$ -	$ -
AcelRx Pharmaceuticals, Inc.	2,938,158	-	1,433,922	-	-
Aegerion Pharmaceuticals, Inc.	12,553,506	23,183,874	6,611,061	-	59,281,220
Agenus, Inc.	1,182,412	-	1,326,203	-	642,381
Agenus, Inc. warrants 6/9/18	210,780	-	-	-	78,596
ArQule, Inc.	6,759,157	14,501,481	2,825,193	-	-
BG Medicine, Inc.	5,510,191	2,915,171	7,359	-	-
Catalyst Pharmaceutical Partners, Inc.	1,960,391	225,677	1,130,731	-	-
Catalyst Pharmaceutical Partners, Inc. warrants 5/2/17	72,699	-	-	-	-
Catalyst Pharmaceutical Partners, Inc. warrants 5/30/17	-	3	-	-	-
Cell Therapeutics, Inc.	13,577,687	6,500,000	514,929	-	8,945,719
Cell Therapeutics, Inc. warrants 7/6/16	620,755	-	-	-	20,931
Cytokinetics, Inc.	-	4,849,408	-	-	6,368,038
Cytokinetics, Inc. warrants 6/25/17	-	-	-	-	393,737
Novavax, Inc.	3,095,123	7,859,673	445,152	-	-
Novelos Therapeutics, Inc.	1,181,200	-	54,744	-	1,144,096
Novelos Therapeutics, Inc. warrants 12/6/16	46,546	-	-	-	23,713
Orexigen Therapeutics, Inc.	12,734,873	7,632,061	7,728,844	-	-
PolyMedix, Inc.	7,699,034	-	151,839	-	698,828
PolyMedix, Inc. warrants 4/10/16	2,392,472	-	-	-	4,541
Progenics Pharmaceuticals, Inc.	21,224,629	11,011,507	698,061	-	11,847,515
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Spectrum Pharmaceuticals, Inc.	$ 20,755,301	$ 26,633,684	$ 2,994,820	$ 322,029	$ 39,774,600
Stemline Therapeutics, Inc.	-	4,881,000	22,817	-	5,884,230
Vanda Pharmaceuticals, Inc.	-	8,137,480	3,572,709	-	-
Ventrus Biosciences, Inc.	7,280,513	-	3,915,058	-	-
Total	$ 127,012,717	$ 124,270,972	$ 36,602,707	$ 322,029	$ 135,108,145
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 3,438,508,670	$ 3,434,830,316	$ 3,678,351	$ 3
Convertible Preferred Stocks	5,870,304	-	-	5,870,304
Money Market Funds	273,367,620	273,367,620	-	-
Total Investments in Securities:	$ 3,717,746,594	$ 3,708,197,936	$ 3,678,351	$ 5,870,307

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $261,641,788) - See accompanying schedule: Unaffiliated issuers (cost $2,479,870,368)	$ 3,309,270,829
Fidelity Central Funds (cost $273,367,620)	273,367,620
Other affiliated issuers (cost $132,109,240)	135,108,145
Total Investments (cost $2,885,347,228)		$ 3,717,746,594
Receivable for investments sold		3,943,604
Receivable for fund shares sold		11,388,284
Dividends receivable		2,617,427
Distributions receivable from Fidelity Central Funds		1,048,786
Prepaid expenses		5,622
Receivable from investment adviser for expense reductions		2,707
Other receivables		79,124
Total assets		3,736,832,148

Liabilities
Payable for investments purchased	$ 8,575,202
Payable for fund shares redeemed	6,054,680
Accrued management fee	1,556,792
Other affiliated payables	586,085
Other payables and accrued expenses	45,730
Collateral on securities loaned, at value	269,288,218
Total liabilities		286,106,707

Net Assets		$ 3,450,725,441
Net Assets consist of:
Paid in capital		$ 2,645,237,645
Accumulated net investment loss		(1,465)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,910,105)
Net unrealized appreciation (depreciation) on investments		832,399,366
Net Assets, for 28,635,187 shares outstanding		$ 3,450,725,441
Net Asset Value, offering price and redemption price per share ($3,450,725,441 ÷ 28,635,187 shares)		$ 120.51

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends (including $322,029 earned from other affiliated issuers)		$ 6,414,071
Interest		467
Income from Fidelity Central Funds (including $8,964,611 from security lending)		8,995,745
Total income		15,410,283

Expenses
Management fee	$ 13,380,293
Transfer agent fees	4,751,801
Accounting and security lending fees	771,480
Custodian fees and expenses	42,379
Independent trustees' compensation	15,342
Registration fees	229,018
Audit	47,258
Legal	8,453
Interest	3,614
Miscellaneous	17,177
Total expenses before reductions	19,266,815
Expense reductions	(290,903)	18,975,912
Net investment income (loss)		(3,565,629)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,094,305
Other affiliated issuers	(9,215,293)
Foreign currency transactions	1,052
Total net realized gain (loss)		28,880,064
Change in net unrealized appreciation (depreciation) on investment securities		605,920,510
Net gain (loss)		634,800,574
Net increase (decrease) in net assets resulting from operations		$ 631,234,945

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,565,629)	$ (3,384,036)
Net realized gain (loss)	28,880,064	152,368,279
Change in net unrealized appreciation (depreciation)	605,920,510	201,752,872
Net increase (decrease) in net assets resulting from operations	631,234,945	350,737,115
Distributions to shareholders from net realized gain	(122,210,105)	(1,786,490)
Share transactions Proceeds from sales of shares	2,048,861,225	771,494,800
Reinvestment of distributions	115,347,882	1,665,527
Cost of shares redeemed	(964,521,211)	(393,289,579)
Net increase (decrease) in net assets resulting from share transactions	1,199,687,896	379,870,748
Redemption fees	182,621	102,179
Total increase (decrease) in net assets	1,708,895,357	728,923,552

Net Assets
Beginning of period	1,741,830,084	1,012,906,532
End of period (including accumulated net investment loss of $1,465 and accumulated net investment loss of $777,802, respectively)	$ 3,450,725,441	$ 1,741,830,084
Other Information Shares
Sold	18,573,347	8,809,741
Issued in reinvestment of distributions	1,211,311	19,987
Redeemed	(8,962,811)	(4,701,921)
Net increase (decrease)	10,821,847	4,127,807

Financial Highlights

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 97.78	$ 74.01	$ 67.83	$ 54.62	$ 62.59
Income from Investment Operations
Net investment income (loss) B	(.16)	(.23)	(.41) F	(.39) G	(.38) H
Net realized and unrealized gain (loss)	29.36	24.11	6.59	13.60	(7.60)
Total from investment operations	29.20	23.88	6.18	13.21	(7.98)
Distributions from net realized gain	(6.48)	(.12)	-	-	-
Redemption fees added to paid in capital B	.01	.01	- E	- E	.01
Net asset value, end of period	$ 120.51	$ 97.78	$ 74.01	$ 67.83	$ 54.62
Total Return A	31.78%	32.31%	9.11%	24.19%	(12.73)%
Ratios to Average Net Assets C, I
Expenses before reductions	.81%	.83%	.87%	.91%	.89%
Expenses net of fee waivers, if any	.80%	.83%	.87%	.91%	.89%
Expenses net of all reductions	.79%	.83%	.86%	.91%	.89%
Net investment income (loss)	(.15)%	(.27)%	(.59)% F	(.64)% G	(.61)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,450,725	$ 1,741,830	$ 1,012,907	$ 1,068,656	$ 1,152,137
Portfolio turnover rate D	42%	106%	119%	109%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than $.01 per share.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.75)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.78)%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	20.07%	10.11%	10.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Edward Yoon, Portfolio Manager of Health Care Portfolio: For the year, the fund advanced 20.07%, trailing the 22.46% gain of its sector benchmark, the MSCI® U.S. IMI Health Care 25-50 Index, but easily outpacing the S&P 500®. It was a strong year in the health care sector overall, but crosscurrents such as policy and macroeconomic forces drove short-term volatility. Relative to the MSCI sector benchmark, I could've done a better job in managed health care, an area that struggled amid lack of clarity regarding policy reform out of Washington. Here, Health Net and Humana were among our biggest individual relative detractors, and after some reevaluation, I more than halved our exposure to the group and sold Health Net by period end. The fund was hampered by stock choices and an underweighting in pharmaceuticals, which outperformed. I maintained my underweighting here, but I gradually added to companies I felt could aggressively return capital to shareholders and those with solid long-term growth drivers. Pfizer, Merck and Endo Health Solutions were some of our largest individual detractors this period, but I ramped up exposure to all three since they possess these key attributes. Shares of hospital revenue-cycle manager Accretive Health lagged, and I sold the stock. Currency fluctuations also hurt, given our investments in foreign stocks. On the brighter side, my decision to significantly overweight the strong-performing biotechnology category helped the most, although weak picks here tempered the benefit. Our top contributor by far was an overweighting in biotech company Gilead Sciences. Strong data on its hepatitis C therapies lifted the stock. Infinity Pharmaceuticals struggled early this period after its leading cancer drug failed in clinical trials. While I reduced my stake here during the period, I maintained an overweighting, which helped as shares soared through period end on more-promising clinical results. Choices in health care facilities helped, namely Sunrise Senior Living, whose share price rose in August on a lucrative takeout bid, and I sold the stock shortly after.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Health Care Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	8.5	7.7
Merck & Co., Inc.	7.5	6.1
Gilead Sciences, Inc.	7.1	4.9
Pfizer, Inc.	3.8	7.1
McKesson Corp.	3.6	0.5
Cerner Corp.	2.6	1.7
Actavis, Inc.	2.5	2.9
Valeant Pharmaceuticals International, Inc. (Canada)	2.5	1.6
Quest Diagnostics, Inc.	2.1	1.3
Boston Scientific Corp.	2.0	2.0
	42.2
Top Industries (% of fund's net assets)
As of February 28, 2013
Biotechnology	32.6%
Pharmaceuticals	28.5%
Health Care Providers & Services	16.4%
Health Care Equipment & Supplies	8.4%
Health Care Technology	4.4%
All Others*	9.7%

As of August 31, 2012
Pharmaceuticals	31.6%
Biotechnology	28.1%
Health Care Providers & Services	21.8%
Health Care Equipment & Supplies	8.8%
Health Care Technology	3.2%
All Others*	6.5%

* Includes short-term investments and net other assets.

Annual Report

Health Care Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
BIOTECHNOLOGY - 32.5%
Biotechnology - 32.5%
Achillion Pharmaceuticals, Inc. (a)	1,280,000	$ 10,368,000
Acorda Therapeutics, Inc. (a)	200,000	5,950,000
Alexion Pharmaceuticals, Inc. (a)	540,000	46,839,600
Amgen, Inc.	2,550,000	233,095,501
AVEO Pharmaceuticals, Inc. (a)(d)	400,000	2,668,000
Biogen Idec, Inc. (a)	60,000	9,980,400
BioMarin Pharmaceutical, Inc. (a)	800,000	46,376,000
Biovitrum AB (a)	2,145,200	13,035,588
Discovery Laboratories, Inc. (a)(d)	1,961,800	4,826,028
Dynavax Technologies Corp. (a)	2,500,000	5,100,000
Elan Corp. PLC sponsored ADR (a)	1,500,000	17,010,000
Genomic Health, Inc. (a)	350,000	10,027,500
Gilead Sciences, Inc. (a)	4,550,000	194,330,500
Grifols SA ADR	1,344,000	38,545,920
Infinity Pharmaceuticals, Inc. (a)	280,000	11,561,200
Insmed, Inc. (a)	264,994	1,632,363
Intercept Pharmaceuticals, Inc.	83,260	3,248,805
Lexicon Pharmaceuticals, Inc. (a)	2,612,400	5,146,428
Medivation, Inc. (a)	600,000	29,484,000
Merrimack Pharmaceuticals, Inc.	500,000	3,200,000
Momenta Pharmaceuticals, Inc. (a)	600,000	7,644,000
Neurocrine Biosciences, Inc. (a)	1,005,500	10,638,190
NPS Pharmaceuticals, Inc. (a)	800,000	6,384,000
Onyx Pharmaceuticals, Inc. (a)	570,000	42,926,700
Puma Biotechnology, Inc.	400,000	10,284,000
Regeneron Pharmaceuticals, Inc. (a)	320,000	53,440,000
Seattle Genetics, Inc. (a)	450,000	12,663,000
Spectrum Pharmaceuticals, Inc.	600,000	6,840,000
Synageva BioPharma Corp. (a)	156,000	7,795,320
Synta Pharmaceuticals Corp. (a)	400,000	3,436,000
Targacept, Inc. (a)	1,000,000	4,330,000
Theravance, Inc. (a)(d)	700,000	14,203,000
United Therapeutics Corp. (a)	140,000	8,373,400
ZIOPHARM Oncology, Inc. (a)(d)	1,100,000	4,873,000
		886,256,443
DIVERSIFIED CONSUMER SERVICES - 0.7%
Specialized Consumer Services - 0.7%
Carriage Services, Inc. (e)	996,904	18,143,653
FOOD & STAPLES RETAILING - 1.8%
Drug Retail - 1.8%
CVS Caremark Corp.	500,000	25,560,000
Walgreen Co.	550,000	22,517,000
		48,077,000
HEALTH CARE EQUIPMENT & SUPPLIES - 8.4%
Health Care Equipment - 6.5%
Boston Scientific Corp. (a)	7,300,000	53,947,000
CONMED Corp.	265,000	8,244,150
Covidien PLC	700,000	44,499,000
Genmark Diagnostics, Inc. (a)	1,342,600	14,003,318

	Shares	Value
HeartWare International, Inc. (a)(d)	120,000	$ 10,250,400
Insulet Corp. (a)	712,300	16,076,611
Volcano Corp. (a)	850,000	18,394,000
Wright Medical Group, Inc. (a)	400,000	9,300,000
Zeltiq Aesthetics, Inc. (a)	1,050,000	4,231,500
		178,945,979
Health Care Supplies - 1.9%
Derma Sciences, Inc. (a)(e)	900,000	11,097,000
The Cooper Companies, Inc.	380,000	40,302,800
		51,399,800
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		230,345,779
HEALTH CARE PROVIDERS & SERVICES - 16.4%
Health Care Distributors & Services - 3.8%
Amplifon SpA	1,200,000	6,454,639
McKesson Corp.	920,000	97,639,600
		104,094,239
Health Care Facilities - 1.7%
Brookdale Senior Living, Inc. (a)	450,000	12,456,000
Emeritus Corp. (a)	434,000	12,364,660
Hanger, Inc. (a)	300,000	8,898,000
NMC Health PLC	1,054,000	4,525,087
Raffles Medical Group Ltd.	2,789,000	7,296,802
		45,540,549
Health Care Services - 6.6%
BioScrip, Inc. (a)	1,290,000	14,125,500
Catamaran Corp. (a)	800,000	42,968,002
HMS Holdings Corp. (a)	500,000	14,495,000
MEDNAX, Inc. (a)	620,000	53,084,400
Quest Diagnostics, Inc.	1,000,000	56,170,000
		180,842,902
Managed Health Care - 4.3%
Aetna, Inc.	150,000	7,078,500
CIGNA Corp.	750,000	43,845,000
Humana, Inc.	500,000	34,130,000
Qualicorp SA (a)	600,000	6,708,093
UnitedHealth Group, Inc.	450,000	24,052,500
		115,814,093
TOTAL HEALTH CARE PROVIDERS & SERVICES		446,291,783
HEALTH CARE TECHNOLOGY - 3.9%
Health Care Technology - 3.9%
athenahealth, Inc. (a)(d)	300,000	28,137,000
Cerner Corp. (a)	820,000	71,717,200
HealthStream, Inc. (a)	325,000	6,951,750
		106,805,950
IT SERVICES - 1.1%
IT Consulting & Other Services - 1.1%
Maximus, Inc.	400,000	29,112,000
Common Stocks - continued
	Shares	Value
LIFE SCIENCES TOOLS & SERVICES - 2.9%
Life Sciences Tools & Services - 2.9%
Agilent Technologies, Inc.	1,280,000	$ 53,094,400
Bruker BioSciences Corp. (a)	500,000	8,770,000
Fluidigm Corp. (a)	2,063	35,607
Illumina, Inc. (a)	162,400	8,141,112
Waters Corp. (a)	100,000	9,272,000
		79,313,119
PERSONAL PRODUCTS - 0.7%
Personal Products - 0.7%
Prestige Brands Holdings, Inc. (a)	770,000	18,318,300
PHARMACEUTICALS - 28.5%
Pharmaceuticals - 28.5%
Actavis, Inc. (a)	810,000	68,979,600
Cadence Pharmaceuticals, Inc. (a)	900,000	4,410,000
Eli Lilly & Co.	600,000	32,796,000
Endo Health Solutions, Inc. (a)	1,100,000	34,100,000
Hi-Tech Pharmacal Co., Inc.	250,000	9,252,500
Ipca Laboratories Ltd.	300,000	2,737,079
Johnson & Johnson	150,000	11,416,500
Lee's Pharmaceutical Holdings Ltd.	725,000	574,907
Meda AB (A Shares)	1,000,000	11,287,380
Merck & Co., Inc.	4,800,000	205,104,000
Mylan, Inc. (a)	800,000	23,688,000
Optimer Pharmaceuticals, Inc. (a)(d)	1,000,000	12,120,000
Pacira Pharmaceuticals, Inc. (a)(d)	250,000	5,465,000
Pfizer, Inc.	3,800,000	104,006,000
Salix Pharmaceuticals Ltd. (a)	197,812	9,663,116
Sanofi SA	450,000	42,497,036
Shire PLC sponsored ADR	400,000	37,464,000
The Medicines Company (a)	400,000	12,724,000
UCB SA	300,000	17,331,176
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,000,000	67,442,424
ViroPharma, Inc. (a)	1,415,482	35,302,121
Warner Chilcott PLC	2,000,000	27,020,000
XenoPort, Inc. (a)	106,000	809,840
		776,190,679
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Development - 0.1%
PT Lippo Karawaci Tbk	26,534,500	3,102,803
TOTAL COMMON STOCKS (Cost $2,099,206,796)		2,641,957,509
Convertible Preferred Stocks - 0.6%

BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Ariosa Diagnostics (a)(f)	496,689	3,000,002

	Shares	Value
HEALTH CARE TECHNOLOGY - 0.5%
Health Care Technology - 0.5%
Castlight Health, Inc.:
Series C (a)(f)	90,850	$ 635,950
Series D (a)(f)	1,784,800	12,493,600
		13,129,550
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $14,322,475)		16,129,552
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 0.16% (b)	85,067,314	85,067,314
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	41,558,804	41,558,804
TOTAL MONEY MARKET FUNDS (Cost $126,626,118)		126,626,118
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $2,240,155,389)	2,784,713,179
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(60,372,080)
NET ASSETS - 100%	$ 2,724,341,099
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,129,552 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Ariosa Diagnostics	11/30/11	$ 3,000,002
Castlight Health, Inc. Series C	12/6/12	$ 548,421
Castlight Health, Inc. Series D	4/25/12	$ 10,774,052
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 86,988
Fidelity Securities Lending Cash Central Fund	449,841
Total	$ 536,829
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carriage Services, Inc.	$ 5,971,455	$ -	$ -	$ 99,690	$ 18,143,653
Derma Sciences, Inc.	-	9,574,295	-	-	11,097,000
Genmark Diagnostics, Inc.	3,923,962	1,671,998	-	-	-
Total	$ 9,895,417	$ 11,246,293	$ -	$ 99,690	$ 29,240,653
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,641,957,509	$ 2,599,460,473	$ 42,497,036	$ -
Convertible Preferred Stocks	16,129,552	-	-	16,129,552
Money Market Funds	126,626,118	126,626,118	-	-
Total Investments in Securities:	$ 2,784,713,179	$ 2,726,086,591	$ 42,497,036	$ 16,129,552
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.7%
Canada	4.1%
Ireland	3.2%
France	1.6%
Spain	1.4%
Bailiwick of Jersey	1.4%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $40,408,274) - See accompanying schedule: Unaffiliated issuers (cost $2,098,254,711)	$ 2,628,846,408
Fidelity Central Funds (cost $126,626,118)	126,626,118
Other affiliated issuers (cost $15,274,560)	29,240,653
Total Investments (cost $2,240,155,389)		$ 2,784,713,179
Cash		1,803,616
Receivable for investments sold		29,747,367
Receivable for fund shares sold		1,824,404
Dividends receivable		2,905,125
Distributions receivable from Fidelity Central Funds		73,845
Prepaid expenses		4,453
Receivable from investment adviser for expense reductions		1,487
Other receivables		112,792
Total assets		2,821,186,268

Liabilities
Payable for investments purchased	$ 51,112,820
Payable for fund shares redeemed	2,370,406
Accrued management fee	1,253,877
Other affiliated payables	467,299
Other payables and accrued expenses	81,963
Collateral on securities loaned, at value	41,558,804
Total liabilities		96,845,169

Net Assets		$ 2,724,341,099
Net Assets consist of:
Paid in capital		$ 2,111,635,431
Undistributed net investment income		639,646
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		67,511,457
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		544,554,565
Net Assets, for 18,892,288 shares outstanding		$ 2,724,341,099
Net Asset Value, offering price and redemption price per share ($2,724,341,099 ÷ 18,892,288 shares)		$ 144.20

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends (including $99,690 earned from other affiliated issuers)		$ 26,583,041
Interest		2,892
Income from Fidelity Central Funds (including $449,841 from security lending)		536,829
Total income		27,122,762

Expenses
Management fee	$ 13,306,167
Transfer agent fees	4,512,167
Accounting and security lending fees	724,579
Custodian fees and expenses	101,982
Independent trustees' compensation	15,627
Appreciation in deferred trustee compensation account	269
Registration fees	78,311
Audit	50,624
Legal	9,096
Miscellaneous	22,208
Total expenses before reductions	18,821,030
Expense reductions	(317,267)	18,503,763
Net investment income (loss)		8,618,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	270,833,135
Foreign currency transactions	(121,990)
Total net realized gain (loss)		270,711,145
Change in net unrealized appreciation (depreciation) on: Investment securities	161,747,205
Assets and liabilities in foreign currencies	(1,092)
Total change in net unrealized appreciation (depreciation)		161,746,113
Net gain (loss)		432,457,258
Net increase (decrease) in net assets resulting from operations		$ 441,076,257

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,618,999	$ 1,031
Net realized gain (loss)	270,711,145	269,212,000
Change in net unrealized appreciation (depreciation)	161,746,113	(93,355,802)
Net increase (decrease) in net assets resulting from operations	441,076,257	175,857,229
Distributions to shareholders from net investment income	(7,644,611)	-
Distributions to shareholders from net realized gain	(233,576,413)	(176,290,692)
Total distributions	(241,221,024)	(176,290,692)
Share transactions Proceeds from sales of shares	587,069,831	643,651,462
Reinvestment of distributions	229,888,847	167,043,397
Cost of shares redeemed	(468,724,036)	(625,716,838)
Net increase (decrease) in net assets resulting from share transactions	348,234,642	184,978,021
Redemption fees	27,171	75,308
Total increase (decrease) in net assets	548,117,046	184,619,866

Net Assets
Beginning of period	2,176,224,053	1,991,604,187
End of period (including undistributed net investment income of $639,646 and distributions in excess of net investment income of $37,650, respectively)	$ 2,724,341,099	$ 2,176,224,053
Other Information Shares
Sold	4,198,660	4,810,845
Issued in reinvestment of distributions	1,723,942	1,397,502
Redeemed	(3,383,695)	(4,725,720)
Net increase (decrease)	2,538,907	1,482,627

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 133.07	$ 133.93	$ 109.17	$ 73.65	$ 114.24
Income from Investment Operations
Net investment income (loss) B	.50	- H	.04	.06	.42
Net realized and unrealized gain (loss)	24.74	10.86	24.90	35.71	(35.98)
Total from investment operations	25.24	10.86	24.94	35.77	(35.56)
Distributions from net investment income	(.44)	-	(.17)	(.25)	(.37)
Distributions from net realized gain	(13.67)	(11.72)	(.01)	(.01)	(4.66)
Total distributions	(14.11)	(11.72)	(.18)	(.25) I	(5.03)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 144.20	$ 133.07	$ 133.93	$ 109.17	$ 73.65
Total Return A	20.07%	9.10%	22.86%	48.65%	(32.34)%
Ratios to Average Net Assets C, F
Expenses before reductions	.79%	.80%	.82%	.88%	.86%
Expenses net of fee waivers, if any	.79%	.80%	.82%	.88%	.86%
Expenses net of all reductions	.78%	.80%	.82%	.87%	.86%
Net investment income (loss)	.36%	.00% E	.03%	.07%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,724,341	$ 2,176,224	$ 1,991,604	$ 1,727,742	$ 1,191,143
Portfolio turnover rate D	95%	130%	99%	116%	173%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Medical Delivery Portfolio	3.17%	7.11%	13.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Delivery Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Delivery Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Steven Bullock, who became Portfolio Manager of Medical Delivery Portfolio on July 23, 2012: For the year, the fund returned 3.17%, trailing its industry benchmark, the MSCI® U.S. IMI Health Care Providers & Services 25-50 Index, which gained 12.48%, and the broadly based S&P 500®. Medical delivery companies faced a challenging environment, as the industry lagged the broader market in part due to declining stock prices among managed health care companies and macroeconomic weakness that pushed investors to favor less-risky assets for the majority of the period. But a primary source of uncertainty in the industry subsided when the U.S. Supreme Court upheld most major provisions of the Patient Protection and Affordable Care Act (ACA) at the end of June. Relative to the MSCI index, the fund's positioning in health care services hurt the most, mainly due to an overweighting in hospital billing company Accretive Health. Shares of Accretive plummeted in April amid allegations the firm engaged in aggressive and unlawful collections tactics. I sold Accretive shortly after I took over the fund, since I deemed the stock expensive and was wary of its legal struggles. Positioning in managed health care also hurt, as many firms here, including Health Net, underestimated rising medical costs during the period and downwardly revised their earnings guidance. I halved our exposure to the group and sold Health Net. A non-index stake in Weight Watchers really hurt performance when the company's early-2013 selling season proved disappointing. I exited the position by period end since I lost conviction in the stock's long-term value. Conversely, an out-of-benchmark position in pharmacy benefits manager (PBM) SXC Health Solutions was our biggest relative contributor, as investors reacted positively after its announcement in April 2012 of plans to buy rival Catalyst Health Solutions, which also was a beneficial fund holding. Timely ownership of HMS Holdings helped, as execution issues throughout the year and a slower ramp in its Medicaid business weighed on investor sentiment. Lastly, MEDNAX, which provides physician services to newborns and anesthesia care, continued to exceed expectations and benefited from the government's decision to increase Medicaid physician rates to Medicare levels.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Delivery Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Express Scripts Holding Co.	17.6	17.0
UnitedHealth Group, Inc.	15.7	19.4
McKesson Corp.	9.3	6.9
CIGNA Corp.	5.4	5.0
AmerisourceBergen Corp.	5.0	3.7
Cardinal Health, Inc.	5.0	0.0
Quest Diagnostics, Inc.	4.2	4.6
Henry Schein, Inc.	4.1	3.1
Laboratory Corp. of America Holdings	3.8	4.2
MEDNAX, Inc.	3.3	2.6
	73.4
Top Industries (% of fund's net assets)
As of February 28, 2013
Health Care Providers & Services	90.1%
Food & Staples Retailing	1.0%
Health Care Equipment & Supplies	1.0%
Chemicals	0.6%
Industrial Conglomerates	0.6%
All Others*	6.7%

As of August 31, 2012
Health Care Providers & Services	95.8%
Diversified Consumer Services	0.5%
Health Care Equipment & Supplies	0.5%
Life Sciences Tools & Services	0.3%
All Others*	2.9%

* Includes short-term investments and net other assets.

Annual Report

Medical Delivery Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CHEMICALS - 0.6%
Specialty Chemicals - 0.6%
Sigma Aldrich Corp.	41,200	$ 3,174,872
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Environmental & Facility Services - 0.5%
Stericycle, Inc. (a)	32,700	3,136,584
FOOD & STAPLES RETAILING - 1.0%
Drug Retail - 1.0%
CVS Caremark Corp.	110,200	5,633,424
HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
Health Care Equipment - 0.5%
Covidien PLC	48,200	3,064,074
Health Care Supplies - 0.5%
Align Technology, Inc. (a)	89,700	2,820,168
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		5,884,242
HEALTH CARE PROVIDERS & SERVICES - 90.1%
Health Care Distributors & Services - 30.2%
AmerisourceBergen Corp.	593,000	27,989,600
Cardinal Health, Inc.	604,400	27,929,324
Henry Schein, Inc. (a)	261,300	23,313,186
McKesson Corp.	492,500	52,269,025
MWI Veterinary Supply, Inc. (a)	88,100	11,123,506
Owens & Minor, Inc. (d)	379,400	11,552,730
Patterson Companies, Inc.	436,100	15,847,874
		170,025,245
Health Care Facilities - 0.9%
The Ensign Group, Inc.	83,500	2,615,220
U.S. Physical Therapy, Inc.	89,300	2,198,566
		4,813,786
Health Care Services - 35.2%
Air Methods Corp.	128,400	5,751,036
BioScrip, Inc. (a)	127,200	1,392,840
Catamaran Corp. (a)	40,512	2,175,900
Chemed Corp.	55,900	4,314,921
Corvel Corp. (a)	108,200	5,197,928
DaVita, Inc. (a)	44,500	5,323,090
Express Scripts Holding Co. (a)	1,742,450	99,162,828
HMS Holdings Corp. (a)	199,800	5,792,202
Laboratory Corp. of America Holdings (a)	240,200	21,281,720
Landauer, Inc.	96,500	5,665,515
MEDNAX, Inc. (a)	213,600	18,288,432
Quest Diagnostics, Inc.	420,200	23,602,634
		197,949,046
Managed Health Care - 23.8%
Centene Corp. (a)	121,200	5,456,424
CIGNA Corp.	519,000	30,340,740
Magellan Health Services, Inc. (a)	78,000	4,021,680

	Shares	Value
Molina Healthcare, Inc. (a)	137,900	$ 4,400,389
Qualicorp SA (a)	131,900	1,474,663
UnitedHealth Group, Inc.	1,656,297	88,529,075
		134,222,971
TOTAL HEALTH CARE PROVIDERS & SERVICES		507,011,048
INDUSTRIAL CONGLOMERATES - 0.6%
Industrial Conglomerates - 0.6%
Danaher Corp.	51,500	3,172,400
IT SERVICES - 0.1%
IT Consulting & Other Services - 0.1%
Maximus, Inc.	11,700	851,526
LIFE SCIENCES TOOLS & SERVICES - 0.5%
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	68,100	2,824,788
MACHINERY - 0.6%
Industrial Machinery - 0.6%
Pall Corp.	46,400	3,163,552
PROFESSIONAL SERVICES - 0.6%
Research & Consulting Services - 0.6%
Verisk Analytics, Inc. (a)	62,100	3,634,092
SPECIALTY RETAIL - 0.5%
Specialty Stores - 0.5%
PetSmart, Inc.	42,100	2,741,131
TOTAL COMMON STOCKS (Cost $419,189,804)		541,227,659
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.16% (b)	19,045,873	19,045,873
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	3,300,000	3,300,000
TOTAL MONEY MARKET FUNDS (Cost $22,345,873)		22,345,873
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $441,535,677)	563,573,532
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(624,665)
NET ASSETS - 100%	$ 562,948,867
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,787
Fidelity Securities Lending Cash Central Fund	340,199
Total	$ 363,986
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $3,215,520) - See accompanying schedule: Unaffiliated issuers (cost $419,189,804)	$ 541,227,659
Fidelity Central Funds (cost $22,345,873)	22,345,873
Total Investments (cost $441,535,677)		$ 563,573,532
Foreign currency held at value (cost $5)		5
Receivable for investments sold		5,539,060
Receivable for fund shares sold		423,308
Dividends receivable		247,792
Distributions receivable from Fidelity Central Funds		85,638
Prepaid expenses		1,609
Receivable from investment adviser for expense reductions		545
Other receivables		31,995
Total assets		569,903,484

Liabilities
Payable for investments purchased	$ 1,943,364
Payable for fund shares redeemed	1,280,208
Accrued management fee	266,337
Other affiliated payables	129,697
Other payables and accrued expenses	35,011
Collateral on securities loaned, at value	3,300,000
Total liabilities		6,954,617

Net Assets		$ 562,948,867
Net Assets consist of:
Paid in capital		$ 433,393,973
Accumulated net investment loss		(75,161)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,592,897
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		122,037,158
Net Assets, for 9,398,788 shares outstanding		$ 562,948,867
Net Asset Value, offering price and redemption price per share ($562,948,867 ÷ 9,398,788 shares)		$ 59.90

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 6,664,619
Interest		177
Income from Fidelity Central Funds (including $340,199 from security lending)		363,986
Total income		7,028,782

Expenses
Management fee	$ 4,239,363
Transfer agent fees	1,781,152
Accounting and security lending fees	270,452
Custodian fees and expenses	29,530
Independent trustees' compensation	5,241
Registration fees	59,854
Audit	40,607
Legal	3,585
Interest	1,077
Miscellaneous	8,321
Total expenses before reductions	6,439,182
Expense reductions	(139,619)	6,299,563
Net investment income (loss)		729,219
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,613,341
Foreign currency transactions	(32,579)
Total net realized gain (loss)		78,580,762
Change in net unrealized appreciation (depreciation) on: Investment securities	(75,359,977)
Assets and liabilities in foreign currencies	(3,936)
Total change in net unrealized appreciation (depreciation)		(75,363,913)
Net gain (loss)		3,216,849
Net increase (decrease) in net assets resulting from operations		$ 3,946,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 729,219	$ (358,264)
Net realized gain (loss)	78,580,762	20,993,184
Change in net unrealized appreciation (depreciation)	(75,363,913)	35,164,416
Net increase (decrease) in net assets resulting from operations	3,946,068	55,799,336
Distributions to shareholders from net investment income	(299,615)	-
Distributions to shareholders from net realized gain	(31,559,328)	-
Total distributions	(31,858,943)	-
Share transactions Proceeds from sales of shares	239,485,576	856,410,093
Reinvestment of distributions	30,763,816	-
Cost of shares redeemed	(549,770,786)	(608,437,132)
Net increase (decrease) in net assets resulting from share transactions	(279,521,394)	247,972,961
Redemption fees	25,054	185,986
Total increase (decrease) in net assets	(307,409,215)	303,958,283

Net Assets
Beginning of period	870,358,082	566,399,799
End of period (including accumulated net investment loss of $75,161 and accumulated net investment loss of $472,186, respectively)	$ 562,948,867	$ 870,358,082
Other Information Shares
Sold	3,859,479	14,989,950
Issued in reinvestment of distributions	531,970	-
Redeemed	(9,199,114)	(11,022,680)
Net increase (decrease)	(4,807,665)	3,967,270

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 61.26	$ 55.32	$ 44.38	$ 25.53	$ 45.27
Income from Investment Operations
Net investment income (loss) B	.06	(.03)	(.25)	(.24)	(.18)
Net realized and unrealized gain (loss)	1.77	5.96	11.19	19.09	(19.18)
Total from investment operations	1.83	5.93	10.94	18.85	(19.36)
Distributions from net investment income	(.03)	-	-	-	(.03)
Distributions from net realized gain	(3.16)	-	-	-	(.35)
Total distributions	(3.19)	-	-	-	(.38)
Redemption fees added to paid in capital B	- G	.01	- G	- G	- G
Net asset value, end of period	$ 59.90	$ 61.26	$ 55.32	$ 44.38	$ 25.53
Total Return A	3.17%	10.74%	24.65%	73.83%	(43.05)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.86%	.89%	.96%	.94%
Expenses net of fee waivers, if any	.84%	.86%	.89%	.96%	.94%
Expenses net of all reductions	.83%	.84%	.88%	.96%	.94%
Net investment income (loss)	.10%	(.05)%	(.54)%	(.67)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 562,949	$ 870,358	$ 566,400	$ 466,110	$ 263,503
Portfolio turnover rate D	96%	86%	55%	50%	122%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio	14.09%	7.41%	11.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Equipment and Systems Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Edward Yoon, Portfolio Manager of Medical Equipment and Systems Portfolio: For the year, the fund gained 14.09%, trailing the 16.79% advance of its industry benchmark, the MSCI® U.S. IMI Health Care Equipment & Supplies 25-50 Index, but outpacing the S&P 500®. Industry fundamentals in developed markets finally began to stabilize in 2012. This, coupled with relatively inexpensive valuations, attracted investors to health care equipment companies, given their stable business models and great free cash generation. Unfortunately, some less-than-stellar picks in this outperforming group - the dominant component of the MSCI index - was the primary driver of the fund's underperformance of its industry benchmark during the period. At the issuer level, it hurt the most to have a non-index stake in Health Net, a managed health care firm that missed consecutive earnings targets due to pricing issues in its commercial business. As the stock struggled, I lost conviction about Health Net's fit within my investment criteria and sold it by period end. As I mentioned, choices in health care equipment were weak, including an overweighting in MAKO Surgical, which makes robotic surgical devices for orthopedic procedures. A new product launch disappointed investors, which prompted me to exit the position since my investment thesis here had changed. An unexpected convertible offering and a weaker yen weighed on shares of Volcano, a maker of precision guided therapy tools, while it also hurt to not own strong-performing sleep-disorder device maker and index name ResMed. On the positive side, a non-index position in Spain-based biotechnology firm Grifols added the most value. Momentum in its pipeline of blood plasma products ramped up sales for the firm, while it also continued to benefit from its 2011 acquisition of industry peer Talecris Biotherapeutics Holdings. Security selection in health care supplies provided a boost, including our out-of-benchmark stake in Spectranetics. The maker of lasers to treat heart disease saw record revenues and profits during the past year, due to strong momentum in its peripheral artery disease products. It also was a good call to have an overweighting in Cooper Companies, which benefited from strength in the global contact lens market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Equipment and Systems Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Covidien PLC	11.3	11.2
Medtronic, Inc.	8.2	5.0
Stryker Corp.	6.8	5.9
Boston Scientific Corp.	6.8	6.7
Zimmer Holdings, Inc.	5.6	6.3
Abbott Laboratories	5.5	0.0
The Cooper Companies, Inc.	4.8	3.8
Baxter International, Inc.	4.0	5.8
DENTSPLY International, Inc.	3.4	3.5
Intuitive Surgical, Inc.	2.8	2.4
	59.2
Top Industries (% of fund's net assets)
As of February 28, 2013
Health Care Equipment & Supplies	86.3%
Biotechnology	3.0%
Life Sciences Tools & Services	2.9%
Health Care Providers & Services	2.6%
Health Care Technology	2.6%
All Others*	2.6%

As of August 31, 2012
Health Care Equipment & Supplies	88.7%
Health Care Providers & Services	7.8%
Biotechnology	1.7%
Health Care Technology	0.9%
All Others*	0.9%

* Includes short-term investments and net other assets.

Annual Report

Medical Equipment and Systems Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
BIOTECHNOLOGY - 2.9%
Biotechnology - 2.9%
Genomic Health, Inc. (a)	260,000	$ 7,449,000
Grifols SA ADR (d)	1,155,000	33,125,400
		40,574,400
HEALTH CARE EQUIPMENT & SUPPLIES - 85.6%
Health Care Equipment - 73.5%
Abbott Laboratories	2,300,000	77,717,000
ArthroCare Corp. (a)	370,000	12,920,400
Baxter International, Inc.	825,000	55,770,000
Boston Scientific Corp. (a)	12,900,000	95,331,000
C.R. Bard, Inc.	45,000	4,448,250
Cardiovascular Systems, Inc. (a)	350,000	5,533,500
CareFusion Corp. (a)	130,000	4,256,200
Conceptus, Inc. (a)	300,000	6,699,000
CONMED Corp.	300,000	9,333,000
Covidien PLC	2,500,000	158,924,999
Cyberonics, Inc. (a)(d)	230,000	10,522,500
Edwards Lifesciences Corp. (a)	280,000	24,060,400
Exactech, Inc. (a)(e)	900,000	16,569,000
Fisher & Paykel Healthcare Corp.	2,800,000	5,948,933
Genmark Diagnostics, Inc. (a)	1,130,306	11,789,092
HeartWare International, Inc. CDI (a)	5,500,000	13,595,500
Insulet Corp. (a)	1,200,000	27,084,000
Integra LifeSciences Holdings Corp. (a)	385,700	15,713,418
Intuitive Surgical, Inc. (a)	77,000	39,261,530
Medtronic, Inc.	2,550,000	114,648,000
Natus Medical, Inc. (a)	600,000	7,620,000
NxStage Medical, Inc. (a)	650,000	7,293,000
Sirona Dental Systems, Inc. (a)	175,000	12,428,500
St. Jude Medical, Inc.	900,000	36,900,000
Stryker Corp.	1,500,000	95,820,000
Teleflex, Inc.	250,000	19,990,000
Tornier BV (a)	800,000	13,904,000
Trauson Holdings Co. Ltd.	1,443,000	1,384,280
Varian Medical Systems, Inc. (a)	100,000	7,063,000
Volcano Corp. (a)	1,150,000	24,886,000
Wright Medical Group, Inc. (a)(d)	550,000	12,787,500
Zeltiq Aesthetics, Inc. (a)	900,000	3,627,000
Zimmer Holdings, Inc.	1,050,000	78,708,000
		1,032,537,002
Health Care Supplies - 12.1%
Align Technology, Inc. (a)	700,000	22,008,000
DENTSPLY International, Inc.	1,150,000	47,633,000
Derma Sciences, Inc. (a)	500,000	6,165,000
The Cooper Companies, Inc.	630,000	66,817,800
The Spectranetics Corp. (a)	850,000	15,427,500

	Shares	Value
Unilife Corp. (a)(d)	2,000,000	$ 5,020,000
Vascular Solutions, Inc. (a)	400,000	6,072,000
		169,143,300
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,201,680,302
HEALTH CARE PROVIDERS & SERVICES - 2.6%
Health Care Distributors & Services - 0.4%
Amplifon SpA	1,000,000	5,378,866
Health Care Facilities - 0.6%
Hanger, Inc. (a)	300,000	8,898,000
Health Care Services - 1.6%
Quest Diagnostics, Inc.	410,000	23,029,700
TOTAL HEALTH CARE PROVIDERS & SERVICES		37,306,566
HEALTH CARE TECHNOLOGY - 2.1%
Health Care Technology - 2.1%
athenahealth, Inc. (a)(d)	130,000	12,192,700
Cerner Corp. (a)	200,000	17,492,000
		29,684,700
LIFE SCIENCES TOOLS & SERVICES - 2.9%
Life Sciences Tools & Services - 2.9%
Agilent Technologies, Inc.	470,000	19,495,600
Bruker BioSciences Corp. (a)	280,000	4,911,200
Eurofins Scientific SA	40,000	7,932,522
Fluidigm Corp. (a)	250,000	4,315,000
Illumina, Inc. (a)	84,500	4,235,985
		40,890,307
PHARMACEUTICALS - 1.5%
Pharmaceuticals - 1.5%
Endo Health Solutions, Inc. (a)	450,000	13,950,000
Warner Chilcott PLC	500,000	6,755,000
		20,705,000
TOTAL COMMON STOCKS (Cost $1,096,256,521)		1,370,841,275
Preferred Stocks - 1.3%

Convertible Preferred Stocks - 0.6%
BIOTECHNOLOGY - 0.1%
Biotechnology - 0.1%
Ariosa Diagnostics (a)(f)	331,126	2,000,001
HEALTH CARE TECHNOLOGY - 0.5%
Health Care Technology - 0.5%
Castlight Health, Inc. Series D (a)(f)	999,300	6,995,100
TOTAL CONVERTIBLE PREFERRED STOCKS		8,995,101
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.7%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Health Care Equipment - 0.7%
Sartorius AG (non-vtg.)	80,000	$ 9,215,094
TOTAL PREFERRED STOCKS (Cost $14,916,313)		18,210,195
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.16% (b)	21,158,234	21,158,234
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	26,016,371	26,016,371
TOTAL MONEY MARKET FUNDS (Cost $47,174,605)		47,174,605
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $1,158,347,439)	1,436,226,075
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(31,789,033)
NET ASSETS - 100%	$ 1,404,437,042
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,995,101 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Ariosa Diagnostics	11/30/11	$ 2,000,001
Castlight Health, Inc. Series D	4/25/12	$ 6,032,334
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 42,777
Fidelity Securities Lending Cash Central Fund	537,591
Total	$ 580,368
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Exactech, Inc.	$ 5,637,391	$ 9,126,595	$ -	$ -	$ 16,569,000
Genmark Diagnostics, Inc.	4,160,254	555,059	-	-	-
Total	$ 9,797,645	$ 9,681,654	$ -	$ -	$ 16,569,000
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,370,841,275	$ 1,370,841,275	$ -	$ -
Preferred Stocks	18,210,195	9,215,094	-	8,995,101
Money Market Funds	47,174,605	47,174,605	-	-
Total Investments in Securities:	$ 1,436,226,075	$ 1,427,230,974	$ -	$ 8,995,101
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	82.6%
Ireland	11.8%
Spain	2.4%
Netherlands	1.0%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $25,113,231) - See accompanying schedule: Unaffiliated issuers (cost $1,096,187,468)	$ 1,372,482,470
Fidelity Central Funds (cost $47,174,605)	47,174,605
Other affiliated issuers (cost $14,985,366)	16,569,000
Total Investments (cost $1,158,347,439)		$ 1,436,226,075
Cash		421,791
Foreign currency held at value (cost $429,252)		429,252
Receivable for investments sold		9,883,520
Receivable for fund shares sold		771,797
Distributions receivable from Fidelity Central Funds		15,261
Prepaid expenses		2,061
Receivable from investment adviser for expense reductions		986
Other receivables		76,586
Total assets		1,447,827,329

Liabilities
Payable for investments purchased	$ 14,509,130
Payable for fund shares redeemed	1,879,492
Accrued management fee	651,734
Other affiliated payables	280,354
Other payables and accrued expenses	53,206
Collateral on securities loaned, at value	26,016,371
Total liabilities		43,390,287

Net Assets		$ 1,404,437,042
Net Assets consist of:
Paid in capital		$ 1,112,479,690
Distributions in excess of net investment income		(943,858)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,037,720
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		277,863,490
Net Assets, for 45,896,641 shares outstanding		$ 1,404,437,042
Net Asset Value, offering price and redemption price per share ($1,404,437,042 ÷ 45,896,641 shares)		$ 30.60

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 11,822,661
Interest		1,299
Income from Fidelity Central Funds (including $537,591 from security lending)		580,368
Total income		12,404,328

Expenses
Management fee	$ 7,320,613
Transfer agent fees	2,992,010
Accounting and security lending fees	424,415
Custodian fees and expenses	57,832
Independent trustees' compensation	8,642
Registration fees	46,621
Audit	44,855
Legal	4,969
Interest	546
Miscellaneous	14,167
Total expenses before reductions	10,914,670
Expense reductions	(186,589)	10,728,081
Net investment income (loss)		1,676,247
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,650,467
Foreign currency transactions	43,334
Total net realized gain (loss)		55,693,801
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $110,782)	112,565,199
Assets and liabilities in foreign currencies	(14,246)
Total change in net unrealized appreciation (depreciation)		112,550,953
Net gain (loss)		168,244,754
Net increase (decrease) in net assets resulting from operations		$ 169,921,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,676,247	$ 275,186
Net realized gain (loss)	55,693,801	99,115,448
Change in net unrealized appreciation (depreciation)	112,550,953	(120,778,603)
Net increase (decrease) in net assets resulting from operations	169,921,001	(21,387,969)
Distributions to shareholders from net investment income	(2,142,447)	(720,894)
Distributions to shareholders from net realized gain	(54,255,083)	(68,879,454)
Total distributions	(56,397,530)	(69,600,348)
Share transactions Proceeds from sales of shares	216,598,206	442,706,650
Reinvestment of distributions	54,158,373	66,786,926
Cost of shares redeemed	(340,863,585)	(465,899,006)
Net increase (decrease) in net assets resulting from share transactions	(70,107,006)	43,594,570
Redemption fees	8,764	63,013
Total increase (decrease) in net assets	43,425,229	(47,330,734)

Net Assets
Beginning of period	1,361,011,813	1,408,342,547
End of period (including distributions in excess of net investment income of $943,858 and distributions in excess of net investment income of $477,658, respectively)	$ 1,404,437,042	$ 1,361,011,813
Other Information Shares
Sold	7,408,450	15,011,136
Issued in reinvestment of distributions	1,952,608	2,628,709
Redeemed	(12,033,703)	(16,731,272)
Net increase (decrease)	(2,672,645)	908,573

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.02	$ 29.55	$ 25.23	$ 17.30	$ 24.41
Income from Investment Operations
Net investment income (loss) B	.04	.01	(.01) E	(.03)	.01
Net realized and unrealized gain (loss)	3.77	(.10)	4.33	7.96	(6.35)
Total from investment operations	3.81	(.09)	4.32	7.93	(6.34)
Distributions from net investment income	(.05)	(.02)	-	-	(.01)
Distributions from net realized gain	(1.18)	(1.43)	-	-	(.77)
Total distributions	(1.23)	(1.44) I	-	-	(.78)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 30.60	$ 28.02	$ 29.55	$ 25.23	$ 17.30
Total Return A	14.09%	.23%	17.12%	45.84%	(26.81)%
Ratios to Average Net Assets C, F
Expenses before reductions	.83%	.84%	.86%	.91%	.87%
Expenses net of fee waivers, if any	.83%	.84%	.86%	.91%	.87%
Expenses net of all reductions	.82%	.84%	.86%	.90%	.87%
Net investment income (loss)	.13%	.02%	(.04)% E	(.13)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,404,437	$ 1,361,012	$ 1,408,343	$ 1,377,991	$ 1,012,464
Portfolio turnover rate D	69%	120%	92%	83%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $1.44 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.426 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 Years
Pharmaceuticals Portfolio	17.93%	11.70%	11.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Asher Anolic, who became Portfolio Manager of Pharmaceuticals Portfolio on April 1, 2013: For the year ending February 28, 2013, the fund returned 17.93%, modestly underperforming the 18.45% gain of the S&P® Custom Pharmaceuticals Index, and solidly outperforming the broadly based S&P 500®. Large-cap pharmaceutical stocks - the fund's primary industry group - outperformed the broad market, as concerns surrounding global growth prospects and political issues in the U.S., European Union and China drove investors to seek cover in larger-cap, more-defensive slices of the market that offered greater stability and attractive dividend yields. As far as the fund's performance relative to the S&P industry benchmark, favorable positioning in biotechnology was notably positive, with other groups making only modest contributions. Four of the fund's top-seven individual contributors were non-index stocks from the biotech industry, including Puma Biotechnology, Onyx Pharmaceuticals, BioMarin Pharmaceutical and Amylin Pharmaceuticals. Puma, a development stage biopharmaceutical firm, executed a reverse merger and became publicly traded at a higher valuation than expected. Onyx got a lift from the U.S. Food and Drug Administration's (FDA) accelerated approval for a drug to treat multiple myeloma. BioMarin was buoyed by positive phase three clinical data for its GALNS enzyme replacement therapy to treat a rare lysosomal storage disorder. Lastly, Amylin contributed when Bristol-Myers Squibb announced it would acquire the company, a deal that closed in August. Underweighting several underperforming pharmaceutical companies completed the group of top contributors, including VIVUS, Hospira and AstraZeneca. VIVUS was not held at period end. On the other hand, there were some disappointing investments, led by a number of choices in the pharmaceuticals industry. Significant underweightings in pharma giants Novartis, Pfizer and Bristol-Myers Squibb hurt, as they all outperformed in the face of a weak macroeconomic outlook that favored larger, more-defensive higher-yielding stocks. An overweighting in ViroPharma detracted due to an earlier-than-expected FDA approval of generic alternatives to a major product, while Jazz Pharmaceutical underperformed in response to fears early in the period that a patent issue could harm a major drug that accounts for the bulk of the firm's revenues. Within health care services, a non-index stake in hospital billing and collections firm Accretive Health hurt when the stock plunged in late April in response to an investigative report alleging violations of federally mandated access to emergency care, regardless of the ability to pay. Although a lawsuit was later resolved, the damage was done and we sold the stock before period end. An underweighting in Abbott Laboratories hurt. The stock performed well because investors rewarded the company's move to split its pharmaceuticals and other health care operations into two separate entities. Lastly, the fund's modest cash position in a strong market proved to be the biggest drag on relative performance for the year, and currency fluctuations hindered performance given the fund's investments in foreign stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pharmaceuticals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	7.9	6.5
Merck & Co., Inc.	7.3	8.2
Johnson & Johnson	6.5	5.4
Sanofi SA sponsored ADR	6.1	7.4
GlaxoSmithKline PLC sponsored ADR	5.7	5.8
Allergan, Inc.	5.0	2.1
Eli Lilly & Co.	4.3	3.7
Valeant Pharmaceuticals International, Inc. (Canada)	4.3	3.6
Novartis AG sponsored ADR	4.2	3.2
Novo Nordisk A/S Series B sponsored ADR	3.6	4.4
	54.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Pharmaceuticals	86.0%
Biotechnology	9.7%
Health Care Equipment & Supplies	1.2%
Personal Products	0.4%
Health Care Providers & Services	0.1%
All Others*	2.6%

As of August 31, 2012
Pharmaceuticals	87.7%
Biotechnology	6.9%
Health Care Providers & Services	1.6%
Health Care Equipment & Supplies	0.3%
Personal Products	0.3%
All Others*	3.2%

* Includes short-term investments and net other assets.

Annual Report

Pharmaceuticals Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
BIOTECHNOLOGY - 9.7%
Biotechnology - 9.7%
Acorda Therapeutics, Inc. (a)	104,000	$ 3,094,000
AMAG Pharmaceuticals, Inc. (a)	318,000	5,262,900
ARIAD Pharmaceuticals, Inc. (a)	172,500	3,627,675
BioMarin Pharmaceutical, Inc. (a)	136,500	7,912,905
Biovitrum AB (a)	325,000	1,974,905
Celldex Therapeutics, Inc. (a)	235,000	2,237,200
Cubist Pharmaceuticals, Inc. (a)	125,000	5,303,750
Discovery Laboratories, Inc. (a)	128,200	315,372
Elan Corp. PLC sponsored ADR (a)	1,604,400	18,193,896
Grifols SA (d)	110,000	3,918,412
Grifols SA Class B (a)	5,500	156,894
ImmunoGen, Inc. (a)	49,100	744,847
Insmed, Inc. (a)	68,700	423,192
Intercept Pharmaceuticals, Inc.	23,098	901,284
KYTHERA Biopharmaceuticals, Inc.	115,000	2,996,900
Medivation, Inc. (a)	146,000	7,174,440
Merrimack Pharmaceuticals, Inc.	13,500	86,400
Neurocrine Biosciences, Inc. (a)	224,794	2,378,321
NPS Pharmaceuticals, Inc. (a)	130,600	1,042,188
Onyx Pharmaceuticals, Inc. (a)	81,800	6,160,358
Puma Biotechnology, Inc.	140,233	3,605,390
Regeneron Pharmaceuticals, Inc. (a)	20,000	3,340,000
Sarepta Therapeutics, Inc. (a)(d)	45,000	1,317,150
Synageva BioPharma Corp. (a)	79,600	3,977,612
Theravance, Inc. (a)	119,900	2,432,771
		88,578,762
HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
Health Care Equipment - 0.8%
Abbott Laboratories	215,690	7,288,165
Genmark Diagnostics, Inc. (a)	45,500	474,565
		7,762,730
Health Care Supplies - 0.4%
Align Technology, Inc. (a)	79,000	2,483,760
Antares Pharma, Inc. (a)(d)	315,000	1,083,600
		3,567,360
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		11,330,090
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Health Care Facilities - 0.0%
Apollo Hospitals Enterprise Ltd.	26,018	395,701
Managed Health Care - 0.1%
Qualicorp SA (a)	50,000	559,008
TOTAL HEALTH CARE PROVIDERS & SERVICES		954,709

	Shares	Value
PERSONAL PRODUCTS - 0.4%
Personal Products - 0.4%
MYOS Corp. (e)	2,000,000	$ 410,000
Prestige Brands Holdings, Inc. (a)	121,892	2,899,811
		3,309,811
PHARMACEUTICALS - 86.0%
Pharmaceuticals - 86.0%
AbbVie, Inc.	275,490	10,171,091
Actavis, Inc. (a)	157,800	13,438,248
Akorn, Inc. (a)	289,100	3,989,580
Allergan, Inc.	419,300	45,460,506
AstraZeneca PLC sponsored ADR	350,000	15,904,000
Auxilium Pharmaceuticals, Inc. (a)	100,200	1,708,410
Bristol-Myers Squibb Co.	121,110	4,477,437
Cadence Pharmaceuticals, Inc. (a)	41,300	202,370
Columbia Laboratories, Inc. (a)	303,100	187,073
Daiichi Sankyo Kabushiki Kaisha	270,000	4,832,560
Dechra Pharmaceuticals PLC	196,760	2,090,956
DepoMed, Inc. (a)	176,000	1,138,720
Dr. Reddy's Laboratories Ltd. sponsored ADR (d)	84,400	2,751,440
Durect Corp. (a)	744,500	833,840
Eli Lilly & Co.	718,200	39,256,812
Endo Health Solutions, Inc. (a)	454,400	14,086,400
Endo Health Solutions, Inc. rights (a)	9,000	0
Forest Laboratories, Inc. (a)	546,520	20,111,936
GlaxoSmithKline PLC sponsored ADR	1,188,400	52,325,252
Hi-Tech Pharmacal Co., Inc.	64,000	2,368,640
Hospira, Inc. (a)	320,000	9,417,600
Impax Laboratories, Inc. (a)	227,500	4,511,325
Ipca Laboratories Ltd.	40,000	364,944
Jazz Pharmaceuticals PLC (a)	336,000	19,548,480
Johnson & Johnson	776,100	59,068,971
Merck & Co., Inc.	1,546,536	66,083,483
Mylan, Inc. (a)	795,200	23,545,872
Nektar Therapeutics (a)(d)	445,500	4,129,785
Novartis AG sponsored ADR (d)	561,198	38,049,224
Novo Nordisk A/S Series B sponsored ADR	186,500	32,637,500
Obagi Medical Products, Inc. (a)	143,000	1,927,640
Ono Pharmaceutical Co. Ltd.	28,000	1,486,244
Optimer Pharmaceuticals, Inc. (a)	293,000	3,551,160
Pain Therapeutics, Inc.	171,721	503,143
Paladin Labs, Inc. (a)	136,600	6,490,570
Perrigo Co.	102,400	11,588,608
Pfizer, Inc.	2,620,388	71,720,019
Questcor Pharmaceuticals, Inc. (d)	134,200	4,374,920
Salix Pharmaceuticals Ltd. (a)	224,900	10,986,365
Sanofi SA sponsored ADR	1,179,022	55,661,629
Santarus, Inc. (a)	566,500	7,517,455
Shire PLC sponsored ADR	210,000	19,668,600
Stada Arzneimittel AG	50,000	1,953,756
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	691,289	$ 25,854,209
The Medicines Company (a)	220,500	7,014,105
UCB SA	72,000	4,159,482
Valeant Pharmaceuticals International, Inc. (Canada) (a)(d)	574,927	38,774,471
Virbac SA	11,467	2,468,675
ViroPharma, Inc. (a)	223,100	5,564,114
Warner Chilcott PLC	510,000	6,890,100
XenoPort, Inc. (a)	285,000	2,177,400
Zoetis, Inc. Class A	7,500	250,875
		783,275,995
TOTAL COMMON STOCKS (Cost $674,966,948)		887,449,367
Convertible Preferred Stocks - 0.0%

LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Living Proof, Inc. 8.00% (e)	112,714	200,000
PHARMACEUTICALS - 0.0%
Pharmaceuticals - 0.0%
Agios Pharmaceuticals, Inc. Series C (a)(e)	50,916	250,054
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $450,054)		450,054
Money Market Funds - 6.4%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	18,597,794	$ 18,597,794
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	39,631,494	39,631,494
TOTAL MONEY MARKET FUNDS (Cost $58,229,288)		58,229,288
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $733,646,290)	946,128,709
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(35,064,498)
NET ASSETS - 100%	$ 911,064,211
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $860,054 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Agios Pharmaceuticals, Inc. Series C	11/16/11	$ 250,054
Living Proof, Inc. 8.00%	2/13/13	$ 200,000
MYOS Corp.	7/2/12	$ 500,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 37,268
Fidelity Securities Lending Cash Central Fund	335,763
Total	$ 373,031
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 887,449,367	$ 887,449,367	$ -	$ -
Convertible Preferred Stocks	450,054	-	-	450,054
Money Market Funds	58,229,288	58,229,288	-	-
Total Investments in Securities:	$ 946,128,709	$ 945,678,655	$ -	$ 450,054
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	60.9%
United Kingdom	7.6%
France	6.4%
Canada	5.0%
Ireland	4.9%
Switzerland	4.2%
Denmark	3.6%
Israel	2.8%
Bailiwick of Jersey	2.2%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $38,496,198) - See accompanying schedule: Unaffiliated issuers (cost $675,417,002)	$ 887,899,421
Fidelity Central Funds (cost $58,229,288)	58,229,288
Total Investments (cost $733,646,290)		$ 946,128,709
Receivable for investments sold		1,676,364
Receivable for fund shares sold		1,661,408
Dividends receivable		4,411,811
Distributions receivable from Fidelity Central Funds		28,704
Prepaid expenses		1,717
Receivable from investment adviser for expense reductions		753
Other receivables		14,783
Total assets		953,924,249

Liabilities
Payable for investments purchased	$ 1,837,416
Payable for fund shares redeemed	736,544
Accrued management fee	414,282
Other affiliated payables	187,703
Other payables and accrued expenses	52,599
Collateral on securities loaned, at value	39,631,494
Total liabilities		42,860,038

Net Assets		$ 911,064,211
Net Assets consist of:
Paid in capital		$ 686,720,408
Undistributed net investment income		3,565,748
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,296,699
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		212,481,356
Net Assets, for 56,494,277 shares outstanding		$ 911,064,211
Net Asset Value, offering price and redemption price per share ($911,064,211 ÷ 56,494,277 shares)		$ 16.13

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 18,667,527
Interest		154
Income from Fidelity Central Funds (including $335,763 from security lending)		373,031
Total income		19,040,712

Expenses
Management fee	$ 4,451,081
Transfer agent fees	1,893,741
Accounting and security lending fees	283,878
Custodian fees and expenses	28,965
Independent trustees' compensation	5,168
Registration fees	77,981
Audit	43,229
Legal	2,867
Interest	207
Miscellaneous	6,950
Total expenses before reductions	6,794,067
Expense reductions	(58,842)	6,735,225
Net investment income (loss)		12,305,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,243,939
Foreign currency transactions	(39,205)
Total net realized gain (loss)		28,204,734
Change in net unrealized appreciation (depreciation) on: Investment securities	90,405,236
Assets and liabilities in foreign currencies	1,984
Total change in net unrealized appreciation (depreciation)		90,407,220
Net gain (loss)		118,611,954
Net increase (decrease) in net assets resulting from operations		$ 130,917,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,305,487	$ 6,424,503
Net realized gain (loss)	28,204,734	4,591,223
Change in net unrealized appreciation (depreciation)	90,407,220	55,847,467
Net increase (decrease) in net assets resulting from operations	130,917,441	66,863,193
Distributions to shareholders from net investment income	(10,455,612)	(4,623,019)
Distributions to shareholders from net realized gain	(14,704,906)	(11,091,469)
Total distributions	(25,160,518)	(15,714,488)
Share transactions Proceeds from sales of shares	336,546,113	525,622,548
Reinvestment of distributions	24,435,405	15,307,379
Cost of shares redeemed	(271,573,650)	(267,283,200)
Net increase (decrease) in net assets resulting from share transactions	89,407,868	273,646,727
Redemption fees	17,062	66,684
Total increase (decrease) in net assets	195,181,853	324,862,116

Net Assets
Beginning of period	715,882,358	391,020,242
End of period (including undistributed net investment income of $3,565,748 and undistributed net investment income of $2,289,300, respectively)	$ 911,064,211	$ 715,882,358
Other Information Shares
Sold	22,249,886	39,011,957
Issued in reinvestment of distributions	1,635,914	1,159,149
Redeemed	(18,109,515)	(20,142,513)
Net increase (decrease)	5,776,285	20,028,593

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.11	$ 12.74	$ 10.93	$ 7.60	$ 10.52
Income from Investment Operations
Net investment income (loss) B	.23	.15	.17	.14	.18
Net realized and unrealized gain (loss)	2.26	1.64	1.96	3.35	(2.91)
Total from investment operations	2.49	1.79	2.13	3.49	(2.73)
Distributions from net investment income	(.20)	(.11)	(.13)	(.16)	(.13)
Distributions from net realized gain	(.27)	(.31)	(.19)	-	(.06)
Total distributions	(.47)	(.42)	(.32)	(.16)	(.19)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 16.13	$ 14.11	$ 12.74	$ 10.93	$ 7.60
Total Return A	17.93%	14.34%	19.68%	46.05%	(26.23)%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.89%	.94%	1.01%	1.00%
Expenses net of fee waivers, if any	.85%	.89%	.94%	1.01%	1.00%
Expenses net of all reductions	.84%	.88%	.94%	1.00%	.99%
Net investment income (loss)	1.54%	1.12%	1.42%	1.49%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 911,064	$ 715,882	$ 391,020	$ 235,535	$ 142,011
Portfolio turnover rate D	54%	73%	102%	221%	240%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, net operating losses, and loss deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$ 2,905,068,849	$ 1,010,460,709	$ (197,782,964)	$ 812,677,745
Health Care Portfolio	2,242,613,398	591,949,750	(49,849,969)	542,099,781
Medical Delivery Portfolio	444,382,811	120,561,406	(1,370,685)	119,190,721
Medical Equipment and Systems Portfolio	1,161,807,923	301,235,973	(26,817,821)	274,418,152
Pharmaceuticals Portfolio	738,756,261	221,243,945	(13,871,497)	207,372,448

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$ 1,778,885	$ -	$ 812,677,745
Health Care Portfolio	10,361,369	60,286,678	542,096,556
Medical Delivery Portfolio	-	10,440,031	119,190,024
Medical Equipment and Systems Portfolio	3,360,858	15,137,346	274,403,006
Pharmaceuticals Portfolio	5,666,405	11,306,013	207,371,385

The tax character of distributions paid was as follows:

February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$ 18,771,575	$ 103,438,530	$ 122,210,105
Health Care Portfolio	26,738,737	214,482,287	241,221,024
Medical Delivery Portfolio	299,615	31,559,328	31,858,943
Medical Equipment and Systems Portfolio	2,142,447	54,255,083	56,397,530
Pharmaceuticals Portfolio	11,753,342	13,407,176	25,160,518
February 29, 2012
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$ -	$ 1,786,490	$ 1,786,490
Health Care Portfolio	-	176,290,692	176,290,692
Medical Equipment and Systems Portfolio	720,894	68,879,454	69,600,348
Pharmaceuticals Portfolio	8,103,586	7,610,902	15,714,488

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	2,076,805,185	1,005,523,044
Health Care Portfolio	2,307,448,357	2,237,511,722
Medical Delivery Portfolio	711,218,067	1,024,887,136
Medical Equipment and Systems Portfolio	896,681,462	1,003,883,052
Pharmaceuticals Portfolio	495,907,313	418,449,059

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.26%	.56%
Health Care Portfolio	.30%	.26%	.56%
Medical Delivery Portfolio	.30%	.26%	.56%
Medical Equipment and Systems Portfolio	.30%	.26%	.56%
Pharmaceuticals Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.20%
Health Care Portfolio	.19%
Medical Delivery Portfolio	.23%
Medical Equipment and Systems Portfolio	.23%
Pharmaceuticals Portfolio	.24%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 36,712
Health Care Portfolio	26,343
Medical Delivery Portfolio	23,849
Medical Equipment and Systems Portfolio	13,879
Pharmaceuticals Portfolio	8,945

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 9,707,485.41%		$ 3,614
Medical Delivery Portfolio	Borrower	10,745,222.40%		1,077
Medical Equipment and Systems Portfolio	Borrower	12,820,750.38%		546
Pharmaceuticals Portfolio	Borrower	5,181,000.36%		207

6. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$ 5,559
Health Care Portfolio	6,070
Medical Delivery Portfolio	2,142
Medical Equipment and Systems Portfolio	3,477
Pharmaceuticals Portfolio	2,030

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Biotechnology Portfolio	$ 836,104	$ 10,956,313
Health Care Portfolio	11,063	606,000
Medical Delivery Portfolio	23,100	-
Medical Equipment and Systems Portfolio	74,233	946,270
Pharmaceuticals Portfolio	50,864	1,793,000

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$ 288,075	$ 121
Health Care Portfolio	315,680	100
Medical Delivery Portfolio	139,074	-
Medical Equipment and Systems Portfolio	185,522	81
Pharmaceuticals Portfolio	58,063	26

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Biotechnology Portfolio	$ 2,707
Health Care Portfolio	1,487
Medical Delivery Portfolio	545
Medical Equipment and Systems Portfolio	986
Pharmaceuticals Portfolio	753

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 11% of the total outstanding shares of Pharmaceuticals Portfolio. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of Pharmaceuticals Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008
Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Health Care Portfolio	04/15/13	04/12/13	$0.034	$3.532
Biotechnology Portfolio	04/15/13	04/12/13	$0.000	$0.055
Pharmaceuticals Portfolio	04/15/13	04/12/13	$0.060	$0.226
Medical Equipment and Systems Portfolio	04/15/13	04/12/13	$0.000	$0.418
Medical Delivery Portfolio	04/15/13	04/12/13	$0.000	$1.162

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Health Care Portfolio	$217,173,772
Biotechnology Portfolio	$8,424,495
Pharmaceuticals Portfolio	$22,986,761
Medical Equipment and Systems Portfolio	$43,483,931
Medical Delivery Portfolio	$52,637,683

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2012	December 2012
Health Care Portfolio	0%	72%
Biotechnology Portfolio	0%	15%
Pharmaceuticals Portfolio	90%	79%
Medical Equipment and Systems Portfolio	0%	100%
Medical Delivery Portfolio	0%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2012	December 2012
Health Care Portfolio	0%	79%
Biotechnology Portfolio	0%	21%
Pharmaceuticals Portfolio	100%	100%
Medical Equipment and Systems Portfolio	0%	100%
Medical Delivery Portfolio	0%	100%

The funds will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Biotechnology Portfolio

Health Care Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELHC-UANNPRO-0413
1.910421.103

Fidelity®

Select Portfolios®

Energy Sector

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Energy Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Energy Service Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Natural Gas Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Natural Resources Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Energy Portfolio	.82%
Actual		$ 1,000.00	$ 1,093.80	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Energy Service Portfolio	.82%
Actual		$ 1,000.00	$ 1,095.10	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11
Natural Gas Portfolio	.87%
Actual		$ 1,000.00	$ 1,064.10	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Natural Resources Portfolio	.85%
Actual		$ 1,000.00	$ 1,077.00	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	1.00%	-2.21%	13.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from John Dowd, Portfolio Manager of Energy Portfolio: For the year, the fund returned 1.00%, underperforming the S&P 500® and the 3.63% return of the MSCI® U.S. IMI Energy 25-50 Index. Concern about global economic growth turned investors away from cyclically oriented energy stocks in the period. However, supply and demand fundamentals drove performance within the sector's industries. Relative to the MSCI sector benchmark, the fund was hurt by poor stock picking in the integrated oil/gas and equipment/services industries. In the former category, underweighting Exxon Mobil detracted, as its stock rose on the strength of its refining business. A stake in integrated oil/gas firm Occidental Petroleum also was detrimental because its stock fell amid expensive new projects. Oil/gas producer SM Energy hurt, as the lingering glut of natural gas put pressure on margins, hurting earnings. I sold the stock from the fund by period end. Conversely, positioning in the strong-performing oil/gas refining and marketing segment helped, including an overweighting in refiner Tesoro, the fund's top relative contributor for the period. Tesoro's stock price more than doubled during the period, boosted by strong margins from the oversupply of U.S. crude oil, and good overall execution. I also owned some of the best stocks in the underperforming oil/gas exploration and production group, including Cabot Oil & Gas, where I correctly believed that its well-established position in shale drilling was starting to pay off. At the same time, I stayed away from benchmark component Devon Energy, which was hit by quarterly earnings misses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	9.8	10.1
Chevron Corp.	9.0	11.8
Occidental Petroleum Corp.	5.8	7.0
Hess Corp.	4.3	3.3
National Oilwell Varco, Inc.	4.2	5.1
Anadarko Petroleum Corp.	3.6	1.6
Halliburton Co.	3.6	1.3
Concho Resources, Inc.	3.3	1.0
Murphy Oil Corp.	3.3	0.9
Pioneer Natural Resources Co.	3.2	2.1
	50.1
Top Industries (% of fund's net assets)
As of February 28, 2013
Oil, Gas & Consumable Fuels	74.5%
Energy Equipment & Services	22.9%
Chemicals	1.4%
Metals & Mining	0.3%
Hotels, Restaurants & Leisure **	0.0%
All Others*	0.9%

As of August 31, 2012
Oil, Gas & Consumable Fuels	73.7%
Energy Equipment & Services	23.2%
Chemicals	0.6%
Construction & Engineering	0.5%
Hotels, Restaurants & Leisure **	0.0%
All Others*	2.0%

* Includes short-term investments and net other assets.
** Amount represents less than 0.1%

Annual Report

Energy Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CHEMICALS - 1.4%
Commodity Chemicals - 1.4%
LyondellBasell Industries NV Class A (d)	437,741	$ 25,660,377
Westlake Chemical Corp.	61,600	5,311,152
		30,971,529
ENERGY EQUIPMENT & SERVICES - 22.9%
Oil & Gas Drilling - 6.9%
Discovery Offshore S.A. (a)(e)	2,188,208	4,936,209
Ensco PLC Class A	1,056,773	63,554,328
Helmerich & Payne, Inc.	320,205	21,216,783
Noble Corp.	1,281,896	45,917,515
Northern Offshore Ltd.	1,076,682	1,969,300
Tuscany International Drilling, Inc. (a)	3,442,200	667,578
Unit Corp. (a)	141,017	6,413,453
Vantage Drilling Co. (a)	1,507,600	2,457,388
		147,132,554
Oil & Gas Equipment & Services - 16.0%
Anton Oilfield Services Group	1,334,000	758,541
C&J Energy Services, Inc. (a)	48,100	1,164,020
Cameron International Corp. (a)	502,215	32,001,140
Core Laboratories NV	113,230	15,529,495
FMC Technologies, Inc. (a)	186,700	9,691,597
Forum Energy Technologies, Inc.	289,121	7,713,748
Geospace Technologies Corp. (a)	25,800	2,510,856
Halliburton Co.	1,823,355	75,687,466
McDermott International, Inc. (a)	505,700	6,432,504
National Oilwell Varco, Inc.	1,300,684	88,615,601
Oceaneering International, Inc.	38,000	2,416,420
Oil States International, Inc. (a)	250,121	19,046,714
Schlumberger Ltd.	811,694	63,190,378
Superior Energy Services, Inc. (a)	273,876	7,244,020
Total Energy Services, Inc.	173,000	2,382,158
Weatherford International Ltd. (a)	416,573	4,948,887
		339,333,545
TOTAL ENERGY EQUIPMENT & SERVICES		486,466,099
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
Icahn Enterprises LP rights	215,902	2
METALS & MINING - 0.3%
Diversified Metals & Mining - 0.3%
SunCoke Energy, Inc. (a)	340,346	5,612,306
OIL, GAS & CONSUMABLE FUELS - 74.5%
Coal & Consumable Fuels - 1.0%
Alpha Natural Resources, Inc. (a)	312,500	2,493,750
Peabody Energy Corp.	847,439	18,270,785
		20,764,535
Integrated Oil & Gas - 35.2%
Chevron Corp.	1,637,376	191,818,598

	Shares	Value
Exxon Mobil Corp.	2,319,502	$ 207,711,403
Hess Corp.	1,362,855	90,629,858
InterOil Corp. (a)(d)	182,600	12,740,002
Murphy Oil Corp.	1,145,168	69,717,828
Occidental Petroleum Corp.	1,506,606	124,038,872
Suncor Energy, Inc.	1,701,900	51,572,727
		748,229,288
Oil & Gas Exploration & Production - 27.0%
Anadarko Petroleum Corp.	968,248	77,053,176
Apache Corp.	41,959	3,116,295
Bankers Petroleum Ltd. (a)	1,813,700	5,399,330
BPZ Energy, Inc. (a)	807,923	1,987,491
Cabot Oil & Gas Corp.	669,502	41,489,039
Cobalt International Energy, Inc. (a)	848,343	20,928,622
Concho Resources, Inc. (a)	785,675	70,679,323
Continental Resources, Inc. (a)	161,200	14,185,600
Energy XXI (Bermuda) Ltd.	63,200	1,878,936
EOG Resources, Inc.	527,629	66,328,242
EQT Corp.	847,633	53,477,166
EV Energy Partners LP	185,535	10,391,815
Gulfport Energy Corp. (a)	159,854	6,546,021
Halcon Resources Corp. (f)	1,010,000	7,171,000
Kodiak Oil & Gas Corp. (a)	480,700	4,278,230
Marathon Oil Corp.	928,497	31,104,650
Noble Energy, Inc.	456,044	50,543,357
Northern Oil & Gas, Inc. (a)	679,101	9,310,475
Oasis Petroleum, Inc. (a)	589,552	21,636,558
Painted Pony Petroleum Ltd. Class A (a)	469,400	4,483,481
Pioneer Natural Resources Co.	542,502	68,252,177
Rosetta Resources, Inc. (a)	56,405	2,745,795
TAG Oil Ltd. (a)	251,575	870,907
		573,857,686
Oil & Gas Refining & Marketing - 7.3%
Calumet Specialty Products Partners LP	335,299	12,862,070
Marathon Petroleum Corp.	618,806	51,286,641
Northern Tier Energy LP Class A	284,305	8,230,630
PBF Energy, Inc. Class A (d)	138,500	5,782,375
Phillips 66	726,900	45,765,624
Tesoro Corp.	197,193	11,090,134
Valero Energy Corp.	439,721	20,046,880
		155,064,354
Oil & Gas Storage & Transport - 4.0%
Atlas Energy LP	98,278	4,101,141
Atlas Pipeline Partners LP	335,458	11,083,532
Magellan Midstream Partners LP	222,640	11,167,622
Markwest Energy Partners LP	110,300	6,305,851
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Storage & Transport - continued
Tesoro Logistics LP	326,322	$ 16,283,468
The Williams Companies, Inc.	1,068,959	37,103,567
		86,045,181
TOTAL OIL, GAS & CONSUMABLE FUELS		1,583,961,044
TOTAL COMMON STOCKS (Cost $1,626,812,741)		2,107,010,980
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.16% (b)	16,086,340	16,086,340
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	34,738,500	34,738,500
TOTAL MONEY MARKET FUNDS (Cost $50,824,840)		50,824,840
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,677,637,581)	2,157,835,820
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(30,844,177)
NET ASSETS - 100%	$ 2,126,991,643
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,936,209 or 0.2% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,171,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Halcon Resources Corp.	3/1/12	$ 9,090,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 37,743
Fidelity Securities Lending Cash Central Fund	458,077
Total	$ 495,820
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,107,010,980	$ 2,107,010,978	$ -	$ 2
Money Market Funds	50,824,840	50,824,840	-	-
Total Investments in Securities:	$ 2,157,835,820	$ 2,157,835,818	$ -	$ 2
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.1%
Canada	3.8%
United Kingdom	3.0%
Curacao	3.0%
Switzerland	2.4%
Netherlands	1.9%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $33,481,772) - See accompanying schedule: Unaffiliated issuers (cost $1,626,812,741)	$ 2,107,010,980
Fidelity Central Funds (cost $50,824,840)	50,824,840
Total Investments (cost $1,677,637,581)		$ 2,157,835,820
Receivable for investments sold		1,550,503
Receivable for fund shares sold		1,515,821
Dividends receivable		4,731,344
Distributions receivable from Fidelity Central Funds		40,748
Prepaid expenses		2,782
Receivable from investment adviser for expense reductions		2,333
Other receivables		71,929
Total assets		2,165,751,280

Liabilities
Payable for investments purchased	$ 426,693
Payable for fund shares redeemed	2,111,215
Accrued management fee	996,944
Other affiliated payables	436,188
Other payables and accrued expenses	50,097
Collateral on securities loaned, at value	34,738,500
Total liabilities		38,759,637

Net Assets		$ 2,126,991,643
Net Assets consist of:
Paid in capital		$ 1,648,145,534
Distributions in excess of net investment income		(1,146,415)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(204,412)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		480,196,936
Net Assets, for 38,807,744 shares outstanding		$ 2,126,991,643
Net Asset Value, offering price and redemption price per share ($2,126,991,643 ÷ 38,807,744 shares)		$ 54.81

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 38,243,130
Interest		172
Income from Fidelity Central Funds		495,820
Total income		38,739,122

Expenses
Management fee	$ 11,654,820
Transfer agent fees	4,751,016
Accounting and security lending fees	636,378
Custodian fees and expenses	46,264
Independent trustees' compensation	13,942
Registration fees	63,750
Audit	42,418
Legal	8,054
Interest	1,533
Miscellaneous	23,699
Total expenses before reductions	17,241,874
Expense reductions	(263,981)	16,977,893
Net investment income (loss)		21,761,229
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,655,110
Foreign currency transactions	(21,715)
Total net realized gain (loss)		13,633,395
Change in net unrealized appreciation (depreciation) on: Investment securities	(47,364,523)
Assets and liabilities in foreign currencies	(7,985)
Total change in net unrealized appreciation (depreciation)		(47,372,508)
Net gain (loss)		(33,739,113)
Net increase (decrease) in net assets resulting from operations		$ (11,977,884)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,761,229	$ 19,550,432
Net realized gain (loss)	13,633,395	168,510,187
Change in net unrealized appreciation (depreciation)	(47,372,508)	(444,437,546)
Net increase (decrease) in net assets resulting from operations	(11,977,884)	(256,376,927)
Distributions to shareholders from net investment income	(18,731,365)	(18,440,144)
Distributions to shareholders from net realized gain	(14,385,264)	(1,534,468)
Total distributions	(33,116,629)	(19,974,612)
Share transactions Proceeds from sales of shares	409,900,203	831,405,883
Reinvestment of distributions	31,802,132	19,134,753
Cost of shares redeemed	(774,101,022)	(1,102,939,381)
Net increase (decrease) in net assets resulting from share transactions	(332,398,687)	(252,398,745)
Redemption fees	36,846	175,722
Total increase (decrease) in net assets	(377,456,354)	(528,574,562)

Net Assets
Beginning of period	2,504,447,997	3,033,022,559
End of period (including distributions in excess of net investment income of $1,146,415 and distributions in excess of net investment income of $284, respectively)	$ 2,126,991,643	$ 2,504,447,997
Other Information Shares
Sold	8,050,534	15,055,782
Issued in reinvestment of distributions	620,890	366,408
Redeemed	(15,279,430)	(20,368,627)
Net increase (decrease)	(6,608,006)	(4,946,437)

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 55.14	$ 60.22	$ 43.55	$ 27.43	$ 64.48
Income from Investment Operations
Net investment income (loss) C	.53	.41	.29	.07	.02
Net realized and unrealized gain (loss)	(.04)	(5.06)	16.63	16.14	(35.81)
Total from investment operations	.49	(4.65)	16.92	16.21	(35.79)
Distributions from net investment income	(.47)	(.40)	(.25)	(.09)	(.01)
Distributions from net realized gain	(.35)	(.03)	-	-	(1.26)
Total distributions	(.82)	(.43)	(.25)	(.09)	(1.27)
Redemption fees added to paid in capital C	- B	- B	- B	- B	.01
Net asset value, end of period	$ 54.81	$ 55.14	$ 60.22	$ 43.55	$ 27.43
Total Return A	1.00%	(7.68)%	38.95%	59.11%	(56.63)%
Ratios to Average Net Assets D, F
Expenses before reductions	.82%	.83%	.85%	.90%	.83%
Expenses net of fee waivers, if any	.82%	.83%	.85%	.90%	.83%
Expenses net of all reductions	.81%	.82%	.85%	.90%	.83%
Net investment income (loss)	1.04%	.77%	.64%	.18%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,126,992	$ 2,504,448	$ 3,033,023	$ 2,134,018	$ 1,337,382
Portfolio turnover rate E	80%	90%	107%	97%	148%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Amount represents less than $.01 per share.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	1.37%	-3.58%	10.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Jonathan Kasen, Portfolio Manager of Energy Service Portfolio: For the year, the fund gained 1.37%, underperforming the S&P 500® but outpacing the -0.04% return of the MSCI® U.S. IMI Energy Equipment & Services 25-50 Index. Volatile energy prices hurt energy service stocks during the period. Given the price swings, stock selection and good investment timing were key. The fund was helped by an overweighting in Cameron International, which makes oil and gas pressure-control equipment for the offshore drilling market. Cameron's stock price popped in July on news of record revenues. I bought more of the stock in late summer and the fund benefited from its further gains. I also had good timing with Key Energy Services, initiating a position near its November bottom and riding it up through period end. A sizable stake in large-cap service name Halliburton contributed, as did an average cash stake of about 3% during the down market early in the year. Conversely, an underweighting in oil/gas driller Helmerich & Payne hurt, as it bucked the trend of weakness among North American land drillers. I believed H&P's profit margins would decline in the second half of the year, so I sold the stock in January. Instead, the firm cut costs and expanded margins, and the fund missed out. Investments in a collection of Canadian drilling companies detracted, including Tuscany International Drilling, which was hurt by weak oil prices. I halved my stake in the firm by period end. In the offshore space, subsea equipment provider National Oilwell Varco proved detrimental, as the market became pessimistic about the sustainability of high order levels on deepwater drillship equipment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Service Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Halliburton Co.	16.2	10.0
Schlumberger Ltd.	14.6	17.7
National Oilwell Varco, Inc.	9.8	12.2
Cameron International Corp.	8.1	9.5
Noble Corp.	4.7	4.7
Ensco PLC Class A	4.6	3.1
Core Laboratories NV	3.3	2.4
FMC Technologies, Inc.	3.1	4.8
Oceaneering International, Inc.	2.9	3.5
Weatherford International Ltd.	2.7	2.4
	70.0
Top Industries (% of fund's net assets)
As of February 28, 2013
Energy Equipment & Services	95.5%
Machinery	0.6%
All Others*	3.9%

As of August 31, 2012
Energy Equipment & Services	92.4%
Machinery	1.1%
Construction & Engineering	0.5%
All Others*	6.0%

* Includes short-term investments and net other assets.

Annual Report

Energy Service Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 95.5%
Oil & Gas Drilling - 15.7%
Discovery Offshore S.A. (a)(e)	578,100	$ 1,304,091
Ensco PLC Class A	954,000	57,373,560
Hercules Offshore, Inc. (a)	669,600	4,539,888
Nabors Industries Ltd.	443,300	7,429,708
Noble Corp.	1,633,435	58,509,642
Ocean Rig UDW, Inc. (United States) (a)	1,039,613	15,147,161
Pacific Drilling SA (a)	377,200	3,526,820
Parker Drilling Co. (a)	200,600	954,856
Patterson-UTI Energy, Inc.	125,900	2,938,506
Pioneer Energy Services Corp. (a)	122,500	1,069,425
Rowan Companies PLC (a)	750,300	25,952,877
Sevan Drilling ASA (a)	734,300	507,808
Tuscany International Drilling, Inc. (a)	4,164,700	807,699
Unit Corp. (a)	177,600	8,077,248
Vantage Drilling Co. (a)	3,853,200	6,280,716
		194,420,005
Oil & Gas Equipment & Services - 79.8%
Anton Oilfield Services Group	2,026,000	1,152,027
Baker Hughes, Inc.	507,322	22,738,172
C&J Energy Services, Inc. (a)(d)	191,100	4,624,620
Cameron International Corp. (a)	1,563,188	99,606,339
Core Laboratories NV	295,300	40,500,395
Dresser-Rand Group, Inc. (a)	499,400	30,793,004
Dril-Quip, Inc. (a)	370,100	30,433,323
Exterran Holdings, Inc. (a)	205,300	5,179,719
FMC Technologies, Inc. (a)	731,562	37,975,383
Forum Energy Technologies, Inc.	400,500	10,685,340
Geospace Technologies Corp. (a)	56,800	5,527,776
Global Geophysical Services, Inc. (a)	692,713	1,620,948
Gulf Island Fabrication, Inc.	60,600	1,442,886
Halliburton Co.	4,818,599	200,020,047
Helix Energy Solutions Group, Inc. (a)	385,100	9,015,191
Hornbeck Offshore Services, Inc. (a)	137,900	5,860,750
ION Geophysical Corp. (a)	451,955	3,000,981
Key Energy Services, Inc. (a)	478,600	4,106,388
Lufkin Industries, Inc.	203,200	13,163,296
McDermott International, Inc. (a)	2,196,100	27,934,392
National Oilwell Varco, Inc.	1,771,762	120,710,145
Oceaneering International, Inc.	558,000	35,483,220
Oil States International, Inc. (a)	414,300	31,548,945
Petrofac Ltd.	282,000	6,220,330
Schlumberger Ltd.	2,322,011	180,768,556
Superior Energy Services, Inc. (a)	472,800	12,505,560

	Shares	Value
Tesco Corp. (a)	748,785	$ 9,517,057
Weatherford International Ltd. (a)	2,861,371	33,993,087
		986,127,877
TOTAL ENERGY EQUIPMENT & SERVICES		1,180,547,882
MACHINERY - 0.6%
Industrial Machinery - 0.6%
Rotork PLC	163,600	7,078,361
TOTAL COMMON STOCKS (Cost $909,198,521)		1,187,626,243
Money Market Funds - 9.2%

Fidelity Cash Central Fund, 0.16% (b)	111,833,186	111,833,186
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	2,320,725	2,320,725
TOTAL MONEY MARKET FUNDS (Cost $114,153,911)		114,153,911
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $1,023,352,432)	1,301,780,154
NET OTHER ASSETS (LIABILITIES) - (5.3)%	(65,377,584)
NET ASSETS - 100%	$ 1,236,402,570
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,304,091 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 60,889
Fidelity Securities Lending Cash Central Fund	31,600
Total	$ 92,489
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	60.9%
Curacao	14.6%
Switzerland	7.4%
United Kingdom	7.3%
Netherlands	3.3%
Panama	2.3%
Marshall Islands	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $2,315,940) - See accompanying schedule: Unaffiliated issuers (cost $909,198,521)	$ 1,187,626,243
Fidelity Central Funds (cost $114,153,911)	114,153,911
Total Investments (cost $1,023,352,432)		$ 1,301,780,154
Receivable for investments sold		10,198,548
Receivable for fund shares sold		2,170,022
Dividends receivable		828,108
Distributions receivable from Fidelity Central Funds		10,828
Prepaid expenses		979
Receivable from investment adviser for expense reductions		1,053
Other receivables		50,065
Total assets		1,315,039,757

Liabilities
Payable for investments purchased	$ 73,569,387
Payable for fund shares redeemed	1,922,569
Accrued management fee	561,025
Other affiliated payables	227,935
Other payables and accrued expenses	35,546
Collateral on securities loaned, at value	2,320,725
Total liabilities		78,637,187

Net Assets		$ 1,236,402,570
Net Assets consist of:
Paid in capital		$ 1,013,688,451
Accumulated net investment loss		(409,089)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,303,939)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		278,427,147
Net Assets, for 16,705,981 shares outstanding		$ 1,236,402,570
Net Asset Value, offering price and redemption price per share ($1,236,402,570 ÷ 16,705,981 shares)		$ 74.01

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 9,032,076
Interest		45
Income from Fidelity Central Funds		92,489
Total income		9,124,610

Expenses
Management fee	$ 6,245,160
Transfer agent fees	2,484,597
Accounting and security lending fees	367,424
Custodian fees and expenses	22,718
Independent trustees' compensation	7,490
Registration fees	48,441
Audit	40,577
Legal	4,313
Interest	239
Miscellaneous	14,408
Total expenses before reductions	9,235,367
Expense reductions	(167,642)	9,067,725
Net investment income (loss)		56,885
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,185,066)
Foreign currency transactions	(12,191)
Total net realized gain (loss)		(10,197,257)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,430,069)
Assets and liabilities in foreign currencies	(575)
Total change in net unrealized appreciation (depreciation)		(8,430,644)
Net gain (loss)		(18,627,901)
Net increase (decrease) in net assets resulting from operations		$ (18,571,016)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 56,885	$ (1,903,878)
Net realized gain (loss)	(10,197,257)	154,277,931
Change in net unrealized appreciation (depreciation)	(8,430,644)	(472,064,401)
Net increase (decrease) in net assets resulting from operations	(18,571,016)	(319,690,348)
Share transactions Proceeds from sales of shares	458,926,393	683,109,205
Cost of shares redeemed	(586,274,324)	(1,022,036,053)
Net increase (decrease) in net assets resulting from share transactions	(127,347,931)	(338,926,848)
Redemption fees	33,045	214,497
Total increase (decrease) in net assets	(145,885,902)	(658,402,699)

Net Assets
Beginning of period	1,382,288,472	2,040,691,171
End of period (including accumulated net investment loss of $409,089 and accumulated net investment loss of $453,783, respectively)	$ 1,236,402,570	$ 1,382,288,472
Other Information Shares
Sold	6,636,814	8,913,160
Redeemed	(8,864,023)	(13,741,994)
Net increase (decrease)	(2,227,209)	(4,828,834)

Financial Highlights

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 73.01	$ 85.88	$ 58.27	$ 33.87	$ 92.62
Income from Investment Operations
Net investment income (loss) B	-	(.09)	(.04)	.02 E	(.02) F
Net realized and unrealized gain (loss)	1.00 G	(12.79)	27.65	24.41	(54.75)
Total from investment operations	1.00	(12.88)	27.61	24.43	(54.77)
Distributions from net investment income	-	-	-	(.04)	-
Distributions from net realized gain	-	-	-	-	(4.00)
Total distributions	-	-	-	(.04)	(4.00)
Redemption fees added to paid in capital B	- J	.01	- J	.01	.02
Net asset value, end of period	$ 74.01	$ 73.01	$ 85.88	$ 58.27	$ 33.87
Total Return A	1.37%	(14.99)%	47.38%	72.15%	(61.89)%
Ratios to Average Net Assets C, H
Expenses before reductions	.82%	.82%	.85%	.91%	.82%
Expenses net of fee waivers, if any	.82%	.82%	.85%	.91%	.82%
Expenses net of all reductions	.81%	.81%	.85%	.91%	.82%
Net investment income (loss)	.01%	(.12)%	(.06)%	.04% E	(.03)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,236,403	$ 1,382,288	$ 2,040,691	$ 1,282,428	$ 740,946
Portfolio turnover rate D	49%	74%	85%	84%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I For the year ended February 29.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	0.86%	-6.73%	10.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Ryan Oldham and Ted Davis, Co-Portfolio Managers of Natural Gas Portfolio. Ted Davis became co-manager on September 17, 2012, and sole manager on April 1, 2013: For the year, the fund gained 0.86%, beating the -0.15% result of the S&P® Custom Natural Gas Index, but lagging the S&P 500®. Despite tailwinds for the broader domestic economy, the energy sector struggled to keep pace, as volatile oil and natural gas prices helped drive the sector down an uncertain path. Relative to the industry benchmark, stock selection in oil/gas exploration and production (E&P) accounted for most of the outperformance. In September, changes were made to more broadly diversify the index; Canadian-domiciled companies were added and stocks with a stronger correlation to the price of natural gas were given a heavier weighting. Since E&P firms comprise more than 50% of the index, we were pleased the fund did so well in its core area of focus. Choices among integrated oil and gas companies also helped, as we recently added global firms well-positioned in the growing market for liquefied natural gas (LNG), a form of the commodity easier to store and transport. From this segment, Australia-based and non-index name InterOil was among the fund's top relative contributors. It was a good call to overweight some North American E&P companies that announced plans to be acquired at premiums during the period. Canada-based Nexen's stock vaulted higher in July after China's CNOOC announced plans to acquire the firm in a push to enter the attractive North American oil and gas market. Similarly, Progress Energy Resources benefited, as a Malaysian company put in a bid in June to buy the Canadian firm. We sold both stocks to lock in profits. Elsewhere, pipeline company Williams Companies added value. As the secular-growth prospects for pipelines in North America improved during the period, investors sought the stock's high dividend in a yield-starved market, and its share price took off. On the negative side, utilities, in general, hurt the most, but as a result of the index restructuring, our exposure here decreased by period end and increased among energy services firms, an area - along with E&Ps - within the fund's intended area of focus. Elsewhere, picks in oil and gas equipment/services detracted, most notably our overweighting in National Oilwell Varco. Although E&P picks helped this period, our large stake in Apache didn't, as its operations in Egypt were constrained amid political instability there, sending the stock downward. The fund was stung by not owning gas pipeline company and index constituent El Paso, whose shares gained on shareholder approval of a takeover bid by Kinder Morgan. Currency fluctuations hurt, given our investments in foreign stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Gas Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Halliburton Co.	6.9	1.2
Anadarko Petroleum Corp.	6.7	10.9
Apache Corp.	5.6	9.8
National Oilwell Varco, Inc.	5.5	1.3
Canadian Natural Resources Ltd.	4.5	0.0
TransCanada Corp.	4.4	0.0
ONEOK, Inc.	4.0	0.0
Schlumberger Ltd.	3.6	0.0
Noble Energy, Inc.	3.3	5.5
Marathon Oil Corp.	3.2	0.0
	47.7
Top Industries (% of fund's net assets)
As of February 28, 2013
Oil, Gas & Consumable Fuels	61.9%
Energy Equipment & Services	25.5%
Gas Utilities	9.8%
Multi-Utilities	0.5%
All Others*	2.3%

As of August 31, 2012
Oil, Gas & Consumable Fuels	55.6%
Energy Equipment & Services	12.2%
Electric Utilities	12.0%
Multi-Utilities	11.6%
Gas Utilities	3.6%
All Others*	5.0%

* Includes short-term investments and net other assets.

Annual Report

Natural Gas Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 25.5%
Oil & Gas Drilling - 4.4%
Ensco PLC Class A	319,300	$ 19,202,702
Nabors Industries Ltd.	200,000	3,352,000
Transocean Ltd. (United States)	120,900	6,323,070
		28,877,772
Oil & Gas Equipment & Services - 21.1%
C&J Energy Services, Inc. (a)(d)	138,100	3,342,020
Cameron International Corp. (a)	150,650	9,599,418
Canadian Energy Services & Tech Credit (d)	227,900	2,428,723
Dril-Quip, Inc. (a)	43,500	3,577,005
Halliburton Co.	1,081,800	44,905,517
National Oilwell Varco, Inc.	524,000	35,700,120
Oil States International, Inc. (a)	49,000	3,731,350
Pason Systems, Inc.	167,900	2,642,441
Schlumberger Ltd.	304,300	23,689,755
Trican Well Service Ltd.	128,000	1,649,571
Weatherford International Ltd. (a)	485,900	5,772,492
		137,038,412
TOTAL ENERGY EQUIPMENT & SERVICES		165,916,184
GAS UTILITIES - 9.8%
Gas Utilities - 9.8%
Atmos Energy Corp.	374,128	14,280,466
National Fuel Gas Co.	204,150	11,879,489
ONEOK, Inc.	568,000	25,554,320
Questar Corp.	134,000	3,150,340
UGI Corp.	240,700	8,621,874
		63,486,489
MULTI-UTILITIES - 0.5%
Multi-Utilities - 0.5%
Sempra Energy	44,439	3,455,577
OIL, GAS & CONSUMABLE FUELS - 61.8%
Coal & Consumable Fuels - 0.3%
CONSOL Energy, Inc.	48,800	1,568,920
Integrated Oil & Gas - 5.5%
Hess Corp.	70,800	4,708,200
Husky Energy, Inc.	186,600	5,737,780
InterOil Corp. (a)(d)	84,250	5,878,123
Murphy Oil Corp.	56,100	3,415,368
Suncor Energy, Inc.	525,300	15,918,182
		35,657,653
Oil & Gas Exploration & Production - 45.3%
Americas Petrogas, Inc. (a)	437,600	1,043,875
Americas Petrogas, Inc. (a)(e)	116,000	276,713
Anadarko Petroleum Corp.	545,400	43,402,932
Apache Corp.	486,233	36,112,525
Bonanza Creek Energy, Inc. (a)	49,400	1,671,202

	Shares	Value
Cabot Oil & Gas Corp.	128,300	$ 7,950,751
Canadian Natural Resources Ltd.	948,600	28,993,815
Chesapeake Energy Corp. (d)	492,900	9,936,864
Cimarex Energy Co.	197,000	13,260,070
Cobalt International Energy, Inc. (a)	193,850	4,782,280
Concho Resources, Inc. (a)	52,700	4,740,892
Crew Energy, Inc. (a)	249,750	1,562,073
Crown Point Energy, Inc. (e)	670,016	181,920
Denbury Resources, Inc. (a)	419,875	7,608,135
Devon Energy Corp.	128,746	6,985,758
Diamondback Energy, Inc.	45,100	1,024,221
Emerald Oil, Inc. warrants 2/4/16 (a)	15,002	0
Encana Corp.	117,800	2,118,972
Energen Corp.	95,000	4,392,800
Energy XXI (Bermuda) Ltd.	50,300	1,495,419
EOG Resources, Inc.	116,185	14,605,616
EQT Corp.	124,500	7,854,705
Halcon Resources Corp. (f)	80,000	568,000
Kodiak Oil & Gas Corp. (a)	156,100	1,389,290
Kosmos Energy Ltd. (a)	82,150	897,900
Marathon Oil Corp.	630,000	21,105,000
Newfield Exploration Co. (a)	106,700	2,466,904
Noble Energy, Inc.	191,507	21,224,721
Painted Pony Petroleum Ltd. (e)	12,700	121,304
Painted Pony Petroleum Ltd. Class A (a)	579,700	5,537,013
PDC Energy, Inc. (a)	52,700	2,457,928
Pengrowth Energy Corp. (d)	382,800	1,629,568
Penn West Petroleum Ltd.	531,700	5,166,191
PetroBakken Energy Ltd. (d)	297,293	2,456,181
Petrominerales Ltd. (d)	146,300	1,220,053
QEP Resources, Inc.	141,300	4,303,998
Talisman Energy, Inc.	1,105,800	13,886,167
Whiting Petroleum Corp. (a)	83,900	4,085,930
WPX Energy, Inc. (a)	438,233	6,218,526
		294,736,212
Oil & Gas Refining & Marketing - 1.4%
Marathon Petroleum Corp.	30,200	2,502,976
Phillips 66	104,100	6,554,136
		9,057,112
Oil & Gas Storage & Transport - 9.3%
Enbridge, Inc.	251,900	11,231,381
Spectra Energy Corp.	34,400	998,976
The Williams Companies, Inc.	557,099	19,336,906
TransCanada Corp.	619,000	28,835,646
		60,402,909
TOTAL OIL, GAS & CONSUMABLE FUELS		401,422,806
TOTAL COMMON STOCKS (Cost $641,117,418)		634,281,056
Convertible Bonds - 0.1%
	Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS - 0.1%
Oil & Gas Exploration & Production - 0.1%
Cobalt International Energy, Inc. 2.625% 12/1/19 (Cost $595,500)	$ 600,000	$ 619,500
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	11,431,499	11,431,499
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	22,134,533	22,134,533
TOTAL MONEY MARKET FUNDS (Cost $33,566,032)		33,566,032
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $675,278,950)	668,466,588
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(18,394,027)
NET ASSETS - 100%	$ 650,072,561
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $579,937 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $568,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Halcon Resources Corp.	3/1/12	$ 720,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35,755
Fidelity Securities Lending Cash Central Fund	535,824
Total	$ 571,579
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 634,281,056	$ 634,281,056	$ -	$ -
Convertible Bonds	619,500	-	619,500	-
Money Market Funds	33,566,032	33,566,032	-	-
Total Investments in Securities:	$ 668,466,588	$ 667,847,088	$ 619,500	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	69.3%
Canada	21.5%
Curacao	3.6%
United Kingdom	2.9%
Switzerland	1.9%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $21,188,492) - See accompanying schedule: Unaffiliated issuers (cost $641,712,918)	$ 634,900,556
Fidelity Central Funds (cost $33,566,032)	33,566,032
Total Investments (cost $675,278,950)		$ 668,466,588
Receivable for investments sold Regular delivery		7,735,690
Delayed delivery		19,999
Receivable for fund shares sold		461,740
Dividends receivable		658,989
Interest receivable		3,238
Distributions receivable from Fidelity Central Funds		32,974
Prepaid expenses		937
Receivable from investment adviser for expense reductions		1,059
Other receivables		29,795
Total assets		677,411,009

Liabilities
Payable to custodian bank	$ 2,132,826
Payable for investments purchased	1,582,493
Payable for fund shares redeemed	982,108
Accrued management fee	308,560
Other affiliated payables	154,604
Other payables and accrued expenses	43,324
Collateral on securities loaned, at value	22,134,533
Total liabilities		27,338,448

Net Assets		$ 650,072,561
Net Assets consist of:
Paid in capital		$ 1,062,997,477
Undistributed net investment income		303,922
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(406,390,549)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,838,289)
Net Assets, for 19,783,908 shares outstanding		$ 650,072,561
Net Asset Value, offering price and redemption price per share ($650,072,561 ÷ 19,783,908 shares)		$ 32.86

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 11,571,975
Interest		3,203
Income from Fidelity Central Funds		571,579
Total income		12,146,757

Expenses
Management fee	$ 3,710,993
Transfer agent fees	1,737,782
Accounting and security lending fees	246,053
Custodian fees and expenses	25,410
Independent trustees' compensation	4,438
Registration fees	50,634
Audit	39,021
Legal	2,579
Miscellaneous	7,924
Total expenses before reductions	5,824,834
Expense reductions	(105,949)	5,718,885
Net investment income (loss)		6,427,872
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	50,895,434
Foreign currency transactions	51,318
Total net realized gain (loss)		50,946,752
Change in net unrealized appreciation (depreciation) on: Investment securities	(53,778,192)
Assets and liabilities in foreign currencies	4,947
Total change in net unrealized appreciation (depreciation)		(53,773,245)
Net gain (loss)		(2,826,493)
Net increase (decrease) in net assets resulting from operations		$ 3,601,379

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,427,872	$ 7,111,150
Net realized gain (loss)	50,946,752	5,423,932
Change in net unrealized appreciation (depreciation)	(53,773,245)	(127,183,989)
Net increase (decrease) in net assets resulting from operations	3,601,379	(114,648,907)
Distributions to shareholders from net investment income	(5,539,434)	(7,350,892)
Distributions to shareholders from net realized gain	(1,080,476)	-
Total distributions	(6,619,910)	(7,350,892)
Share transactions Proceeds from sales of shares	191,939,367	317,625,822
Reinvestment of distributions	6,127,922	6,793,558
Cost of shares redeemed	(288,673,684)	(448,864,133)
Net increase (decrease) in net assets resulting from share transactions	(90,606,395)	(124,444,753)
Redemption fees	17,095	42,090
Total increase (decrease) in net assets	(93,607,831)	(246,402,462)

Net Assets
Beginning of period	743,680,392	990,082,854
End of period (including undistributed net investment income of $303,922 and undistributed net investment income of $1,198,017, respectively)	$ 650,072,561	$ 743,680,392
Other Information Shares
Sold	6,269,617	9,161,528
Issued in reinvestment of distributions	196,748	211,560
Redeemed	(9,280,431)	(13,898,138)
Net increase (decrease)	(2,814,066)	(4,525,050)

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 32.91	$ 36.50	$ 31.34	$ 19.16	$ 49.91
Income from Investment Operations
Net investment income (loss) B	.30	.26	.29 E	(.04)	(.05)
Net realized and unrealized gain (loss)	(.03) I	(3.56)	5.19	12.22	(28.62)
Total from investment operations	.27	(3.30)	5.48	12.18	(28.67)
Distributions from net investment income	(.27)	(.29)	(.26)	-	-
Distributions from net realized gain	(.05)	-	(.06)	-	(2.09)
Total distributions	(.32)	(.29)	(.32)	-	(2.09)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 32.86	$ 32.91	$ 36.50	$ 31.34	$ 19.16
Total Return A	.86% I	(9.03)%	17.58%	63.57%	(59.99)%
Ratios to Average Net Assets C, F
Expenses before reductions	.87%	.86%	.89%	.93%	.85%
Expenses net of fee waivers, if any	.87%	.86%	.89%	.93%	.85%
Expenses net of all reductions	.86%	.86%	.88%	.93%	.85%
Net investment income (loss)	.96%	.81%	.95% E	(.13)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 650,073	$ 743,680	$ 990,083	$ 1,141,747	$ 705,002
Portfolio turnover rate D	107%	63%	167%	110%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .47%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 0.75%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	-3.30%	-1.97%	13.94%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from John Dowd, Portfolio Manager of Natural Resources Portfolio: For the year, the fund returned -3.30%, underperforming the S&P 500® and the -2.88% return of the S&P® North American Natural Resources Sector Index. Concerns about global economic growth turned investors away from cyclically oriented natural resources stocks during the period. Relative to the sector benchmark, the fund was hurt by stock picking in the integrated oil/gas and equipment/services industries. In the former category, an underweighting in Exxon Mobil detracted, as its stock rose on the strength of its refining business. A sizable stake in integrated oil/gas firm Occidental Petroleum also hurt, as its stock fell amid expensive new projects. Oil/gas producer SM Energy was detrimental, as low natural gas prices put pressure on margins, hurting earnings. I sold the stock from the fund by period end. An underweighting in the oil/gas storage and transport group also curbed results. Lastly, currency fluctuations hindered performance given the fund's investments in foreign stocks. Conversely, positioning in oil/gas refining and marketing helped, including an overweighting in refiner Tesoro, the fund's top relative contributor. Tesoro's stock price more than doubled during the period, boosted by strong margins from the oversupply of U.S. crude oil and good overall execution. I also owned some of the best stocks in the underperforming oil/gas exploration and production group, including Cabot Oil & Gas, where I correctly believed that its well-established position in shale drilling was starting to pay off. Commodity chemicals firm LyondellBasell Industries was additive, as it profited from the low price of crude oil used in its products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Resources Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Occidental Petroleum Corp.	6.4	7.3
Hess Corp.	4.5	3.5
Halliburton Co.	4.2	1.5
Suncor Energy, Inc.	3.6	2.5
National Oilwell Varco, Inc.	3.6	4.3
Anadarko Petroleum Corp.	3.6	0.9
Pioneer Natural Resources Co.	3.4	2.1
Murphy Oil Corp.	3.4	0.9
EOG Resources, Inc.	3.2	2.0
Concho Resources, Inc.	3.0	1.0
	38.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Oil, Gas & Consumable Fuels	64.9%
Energy Equipment & Services	20.8%
Metals & Mining	7.9%
Containers & Packaging	2.8%
Chemicals	2.0%
All Others*	1.6%

As of August 31, 2012
Oil, Gas & Consumable Fuels	60.9%
Energy Equipment & Services	21.7%
Metals & Mining	11.8%
Containers & Packaging	1.8%
Chemicals	1.3%
All Others*	2.5%

* Includes short-term investments and net other assets.

Annual Report

Natural Resources Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CHEMICALS - 2.0%
Commodity Chemicals - 2.0%
LyondellBasell Industries NV Class A (d)	318,300	$ 18,658,746
Westlake Chemical Corp.	30,700	2,646,954
		21,305,700
CONTAINERS & PACKAGING - 2.8%
Metal & Glass Containers - 1.2%
Ball Corp.	296,100	13,149,801
Paper Packaging - 1.6%
Rock-Tenn Co. Class A	186,000	16,451,700
TOTAL CONTAINERS & PACKAGING		29,601,501
ENERGY EQUIPMENT & SERVICES - 20.8%
Oil & Gas Drilling - 5.5%
Discovery Offshore S.A. (a)(e)	1,522,800	3,435,166
Ensco PLC Class A	398,400	23,959,776
Helmerich & Payne, Inc.	151,100	10,011,886
Noble Corp.	408,600	14,636,052
Northern Offshore Ltd.	941,800	1,722,595
Tuscany International Drilling, Inc. (a)	863,300	167,428
Unit Corp. (a)	56,600	2,574,168
Vantage Drilling Co. (a)	925,800	1,509,054
		58,016,125
Oil & Gas Equipment & Services - 15.3%
Cameron International Corp. (a)	260,600	16,605,432
Core Laboratories NV	54,500	7,474,675
FMC Technologies, Inc. (a)	86,200	4,474,642
Forum Energy Technologies, Inc.	150,500	4,015,340
Geospace Technologies Corp. (a)	11,800	1,148,376
Halliburton Co.	1,059,400	43,975,694
McDermott International, Inc. (a)	332,000	4,223,040
National Oilwell Varco, Inc.	561,258	38,238,508
Oceaneering International, Inc.	21,100	1,341,749
Oil States International, Inc. (a)	113,300	8,627,795
Schlumberger Ltd.	349,292	27,192,382
Superior Energy Services, Inc. (a)	56,900	1,505,005
Total Energy Services, Inc.	100,000	1,376,970
Weatherford International Ltd. (a)	127,900	1,519,452
		161,719,060
TOTAL ENERGY EQUIPMENT & SERVICES		219,735,185
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
Icahn Enterprises LP rights	282,600	3
METALS & MINING - 7.9%
Diversified Metals & Mining - 1.7%
Anglo American PLC (United Kingdom)	143,262	4,177,191
Kenmare Resources PLC (a)	4,978,800	2,643,581
SunCoke Energy, Inc. (a)	180,100	2,969,849

	Shares	Value
Teck Resources Ltd. Class B (sub. vtg.)	220,100	$ 6,814,830
Turquoise Hill Resources Ltd. (a)	218,025	1,393,246
		17,998,697
Gold - 5.3%
AngloGold Ashanti Ltd. sponsored ADR	196,700	4,768,008
Barrick Gold Corp.	283,000	8,581,246
Gold Fields Ltd. sponsored ADR	568,500	4,712,865
Goldcorp, Inc.	241,600	7,885,824
Harmony Gold Mining Co. Ltd. sponsored ADR	530,400	3,277,872
IAMGOLD Corp.	508,200	3,424,960
Kinross Gold Corp.	295,867	2,252,175
Newmont Mining Corp.	243,800	9,822,702
Randgold Resources Ltd. sponsored ADR	49,800	4,126,926
Sibanye Gold Ltd. ADR (a)	142,125	804,428
Yamana Gold, Inc.	425,900	6,269,248
		55,926,254
Precious Metals & Minerals - 0.9%
Pan American Silver Corp.	128,600	2,120,614
Silver Wheaton Corp.	217,400	6,893,556
		9,014,170
TOTAL METALS & MINING		82,939,121
OIL, GAS & CONSUMABLE FUELS - 64.9%
Coal & Consumable Fuels - 0.9%
Alpha Natural Resources, Inc. (a)	138,900	1,108,422
Peabody Energy Corp.	371,100	8,000,916
		9,109,338
Integrated Oil & Gas - 23.9%
Chevron Corp.	250,200	29,310,930
Exxon Mobil Corp.	306,000	27,402,300
Hess Corp.	715,700	47,594,050
InterOil Corp. (a)(d)	96,900	6,760,713
Murphy Oil Corp.	583,800	35,541,744
Occidental Petroleum Corp.	818,500	67,387,104
Suncor Energy, Inc.	1,268,700	38,445,455
		252,442,296
Oil & Gas Exploration & Production - 29.0%
Anadarko Petroleum Corp.	477,600	38,007,408
Bankers Petroleum Ltd. (a)	1,073,500	3,195,777
BPZ Energy, Inc. (a)	500,300	1,230,738
Cabot Oil & Gas Corp.	322,700	19,997,719
Canadian Natural Resources Ltd.	230,300	7,039,085
Cobalt International Energy, Inc. (a)	402,000	9,917,340
Concho Resources, Inc. (a)	356,700	32,088,732
Continental Resources, Inc. (a)	132,200	11,633,600
EOG Resources, Inc.	267,700	33,652,567
EQT Corp.	487,200	30,737,448
EV Energy Partners LP	115,700	6,480,357
Gulfport Energy Corp. (a)	71,000	2,907,450
Halcon Resources Corp. (f)	570,000	4,047,000
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Kodiak Oil & Gas Corp. (a)	294,900	$ 2,624,610
Marathon Oil Corp.	540,400	18,103,400
Noble Energy, Inc.	261,500	28,982,045
Northern Oil & Gas, Inc. (a)(d)	371,595	5,094,567
Oasis Petroleum, Inc. (a)	328,500	12,055,950
Pioneer Natural Resources Co.	288,600	36,308,766
Rosetta Resources, Inc. (a)	16,800	817,824
TAG Oil Ltd. (a)	126,100	436,535
		305,358,918
Oil & Gas Refining & Marketing - 6.9%
Calumet Specialty Products Partners LP	171,700	6,586,412
Marathon Petroleum Corp.	322,900	26,761,952
Northern Tier Energy LP Class A	153,700	4,449,615
PBF Energy, Inc. Class A (d)	69,000	2,880,750
Phillips 66	372,400	23,446,304
Tesoro Corp.	72,100	4,054,904
Valero Energy Corp.	102,600	4,677,534
		72,857,471
Oil & Gas Storage & Transport - 4.2%
Atlas Energy LP	73,000	3,046,290
Atlas Pipeline Partners LP	206,800	6,832,672
Magellan Midstream Partners LP	114,800	5,758,368
Markwest Energy Partners LP	60,900	3,481,653
Tesoro Logistics LP	174,700	8,717,530
The Williams Companies, Inc.	466,600	16,195,686
		44,032,199
TOTAL OIL, GAS & CONSUMABLE FUELS		683,800,222
PAPER & FOREST PRODUCTS - 0.9%
Paper Products - 0.9%
International Paper Co.	226,100	9,950,661
TOTAL COMMON STOCKS (Cost $947,374,120)		1,047,332,393
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	7,149,627	$ 7,149,627
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	30,414,300	30,414,300
TOTAL MONEY MARKET FUNDS (Cost $37,563,927)		37,563,927
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $984,938,047)	1,084,896,320
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(30,368,575)
NET ASSETS - 100%	$ 1,054,527,745
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,435,166 or 0.3% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,047,000 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Halcon Resources Corp.	3/1/12	$ 5,130,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,695
Fidelity Securities Lending Cash Central Fund	347,603
Total	$ 367,298
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,047,332,393	$ 1,047,332,390	$ -	$ 3
Money Market Funds	37,563,927	37,563,927	-	-
Total Investments in Securities:	$ 1,084,896,320	$ 1,084,896,317	$ -	$ 3
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	77.7%
Canada	9.9%
United Kingdom	2.7%
Curacao	2.6%
Netherlands	2.5%
Switzerland	1.6%
South Africa	1.3%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $29,567,301) - See accompanying schedule: Unaffiliated issuers (cost $947,374,120)	$ 1,047,332,393
Fidelity Central Funds (cost $37,563,927)	37,563,927
Total Investments (cost $984,938,047)		$ 1,084,896,320
Receivable for investments sold		74
Receivable for fund shares sold		733,311
Dividends receivable		1,632,955
Distributions receivable from Fidelity Central Funds		21,353
Prepaid expenses		1,212
Receivable from investment adviser for expense reductions		2,944
Other receivables		47,339
Total assets		1,087,335,508

Liabilities
Payable for investments purchased	$ 213,343
Payable for fund shares redeemed	1,389,121
Accrued management fee	499,849
Other affiliated payables	245,081
Other payables and accrued expenses	46,069
Collateral on securities loaned, at value	30,414,300
Total liabilities		32,807,763

Net Assets		$ 1,054,527,745
Net Assets consist of:
Paid in capital		$ 1,036,713,921
Distributions in excess of net investment income		(5,579,312)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(76,563,757)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		99,956,893
Net Assets, for 30,928,606 shares outstanding		$ 1,054,527,745
Net Asset Value, offering price and redemption price per share ($1,054,527,745 ÷ 30,928,606 shares)		$ 34.10

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 19,529,606
Interest		89
Income from Fidelity Central Funds		367,298
Total income		19,896,993

Expenses
Management fee	$ 6,397,198
Transfer agent fees	2,900,344
Accounting and security lending fees	376,037
Custodian fees and expenses	45,538
Independent trustees' compensation	7,739
Registration fees	45,433
Audit	39,436
Legal	4,537
Interest	3,030
Miscellaneous	14,584
Total expenses before reductions	9,833,876
Expense reductions	(166,614)	9,667,262
Net investment income (loss)		10,229,731
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,095,426
Foreign currency transactions	(15,004)
Total net realized gain (loss)		7,080,422
Change in net unrealized appreciation (depreciation) on: Investment securities	(85,363,809)
Assets and liabilities in foreign currencies	(6,161)
Total change in net unrealized appreciation (depreciation)		(85,369,970)
Net gain (loss)		(78,289,548)
Net increase (decrease) in net assets resulting from operations		$ (68,059,817)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,229,731	$ 9,525,458
Net realized gain (loss)	7,080,422	95,126,213
Change in net unrealized appreciation (depreciation)	(85,369,970)	(309,447,822)
Net increase (decrease) in net assets resulting from operations	(68,059,817)	(204,796,151)
Distributions to shareholders from net investment income	(2,965,193)	(11,394,017)
Distributions to shareholders from net realized gain	-	(3,192,087)
Total distributions	(2,965,193)	(14,586,104)
Share transactions Proceeds from sales of shares	206,073,881	534,526,277
Reinvestment of distributions	2,845,421	13,954,763
Cost of shares redeemed	(513,976,231)	(870,401,869)
Net increase (decrease) in net assets resulting from share transactions	(305,056,929)	(321,920,829)
Redemption fees	29,174	119,543
Total increase (decrease) in net assets	(376,052,765)	(541,183,541)

Net Assets
Beginning of period	1,430,580,510	1,971,764,051
End of period (including distributions in excess of net investment income of $5,579,312 and distributions in excess of net investment income of $7,311,274, respectively)	$ 1,054,527,745	$ 1,430,580,510
Other Information Shares
Sold	6,393,747	14,620,404
Issued in reinvestment of distributions	88,101	409,738
Redeemed	(16,015,960)	(25,039,254)
Net increase (decrease)	(9,534,112)	(10,009,112)

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 35.36	$ 39.07	$ 27.66	$ 17.24	$ 39.00
Income from Investment Operations
Net investment income (loss) C	.28	.20	.12	- B	.01
Net realized and unrealized gain (loss)	(1.45)	(3.59)	11.49	10.54	(21.29)
Total from investment operations	(1.17)	(3.39)	11.61	10.54	(21.28)
Distributions from net investment income	(.09)	(.26)	(.11)	(.02)	(.01)
Distributions from net realized gain	-	(.06)	(.09)	(.10)	(.48)
Total distributions	(.09)	(.32)	(.20)	(.12)	(.49)
Redemption fees added to paid in capital C	- B	- B	- B	- B	.01
Net asset value, end of period	$ 34.10	$ 35.36	$ 39.07	$ 27.66	$ 17.24
Total Return A	(3.30)%	(8.63)%	42.09%	61.13%	(55.24)%
Ratios to Average Net Assets D, F
Expenses before reductions	.86%	.84%	.88%	.93%	.85%
Expenses net of fee waivers, if any	.85%	.84%	.88%	.93%	.85%
Expenses net of all reductions	.84%	.84%	.87%	.92%	.84%
Net investment income (loss)	.89%	.58%	.39%	(.01)%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,054,528	$ 1,430,581	$ 1,971,764	$ 1,484,857	$ 923,110
Portfolio turnover rate E	76%	88%	113%	85%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Amount represents less than $.01 per share.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). Energy Portfolio, Energy Service Portfolio and Natural Gas Portfolio are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, Energy Portfolio claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$ 1,679,040,468	$ 520,463,069	$ (41,667,717)	$ 478,795,352
Energy Service Portfolio	1,026,105,489	301,869,190	(26,194,525)	275,674,665
Natural Gas Portfolio	678,873,337	43,273,406	(53,680,155)	(10,406,749)
Natural Resources Portfolio	986,096,972	150,329,789	(51,530,441)	98,799,348

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Energy Portfolio	$ 4,043,370	$ -	$ -	$ 478,794,049
Energy Service Portfolio	-	-	(52,550,882)	275,674,090
Natural Gas Portfolio	303,926	-	(397,977,007)	(10,432,676)
Natural Resources Portfolio	-	-	(75,404,833)	98,797,968

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal year of expiration
	2018	2019	Total with expiration
Natural Gas Portfolio	$ (189,200,700)	$ (208,776,307)	$ (397,977,007)
Natural Resources Portfolio	(47,558,563)	-	(47,558,563)
	No expiration
	Short-term	Total capital loss carryforward
Energy Service Portfolio	$ (52,550,882)	$ (52,550,882)
Natural Gas Portfolio	-	(397,977,007)
Natural Resources Portfolio	(27,846,270)	(75,404,833)

In addition, certain of the Funds intend to elect to defer to the fiscal year ending February 28, 2014, capital losses recognized during the period November 1, 2012 to February 28, 2013. Loss deferrals were as follows:

Capital losses
Natural Gas Portfolio	$ (4,819,155)

The tax character of distributions paid was as follows:

February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Energy Portfolio	$ 18,731,365	$ 14,385,264	$ 33,116,629
Natural Gas Portfolio	6,619,910	-	6,619,910
Natural Resources Portfolio	2,965,193	-	2,965,193
February 29, 2012
Ordinary Income
Energy Portfolio	$ 19,974,612
Natural Gas Portfolio	7,350,892
Natural Resources Portfolio	14,586,104

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	1,662,015,513	1,994,236,374
Energy Service Portfolio	538,443,854	637,472,601
Natural Gas Portfolio	690,044,914	767,111,740
Natural Resources Portfolio	866,865,233	1,161,813,638

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.26%	.56%
Energy Service Portfolio	.30%	.26%	.56%
Natural Gas Portfolio	.30%	.26%	.56%
Natural Resources Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.23%
Energy Service Portfolio	.22%
Natural Gas Portfolio	.26%
Natural Resources Portfolio	.25%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 27,384
Energy Service Portfolio	13,415
Natural Gas Portfolio	7,751
Natural Resources Portfolio	15,699

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 7,434,222.41%		$ 1,533
Energy Service Portfolio	Borrower	2,516,875.43%		239
Natural Resources Portfolio	Borrower	7,492,486.42%		3,030

6. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$ 5,725
Energy Service Portfolio	3,092
Natural Gas Portfolio	1,824
Natural Resources Portfolio	3,232

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Energy Portfolio	$ 458,077	$ 8,448	$ -
Energy Service Portfolio	31,600	993	-
Natural Gas Portfolio	535,824	7,954	265
Natural Resources Portfolio	347,603	10,644	-

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Energy Portfolio	$ 261,648	$ -
Energy Service Portfolio	166,565	24
Natural Gas Portfolio	104,830	60
Natural Resources Portfolio	163,670	-

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Energy Portfolio	$ 2,333
Energy Service Portfolio	1,053
Natural Gas Portfolio	1,059
Natural Resources Portfolio	2,944

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 21% of the total outstanding shares of Energy Service Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008
Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Energy Portfolio	04/08/13	04/05/13	$0.077	$0.034
Energy Service Portfolio	04/08/13	04/05/13	$0.000	$0.000
Natural Gas Portfolio	04/08/13	04/05/13	$0.017	$0.000
Natural Resources Portfolio	04/08/13	04/05/13	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Energy Portfolio	$10,903,316

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2012	December 21, 2012	December 27, 2012
Energy Portfolio	0%	100%	0%
Natural Gas Portfolio	100%	100%	0%
Natural Resources Portfolio	0%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2012	December 21, 2012	December 27, 2012
Energy Portfolio	0%	100%	0%
Natural Gas Portfolio	100%	100%	0%
Natural Resources Portfolio	0%	100%	100%

The funds will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELNR-UANNPRO-0413
1.910419.103

Fidelity®

Select Portfolios®

Utilities Sector

Utilities Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)
Investment Changes	(Click Here)
Investments	(Click Here)
Financial Statements	(Click Here)
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Utilities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio A	17.46%	3.59%	11.69%

A Prior to October 1, 2006, Utilities Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Utilities Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Douglas Simmons, Portfolio Manager of Utilities Portfolio: For the year, the fund advanced 17.46%, solidly outperforming the 13.06% rise of the MSCI® U.S. IMI Utilities 25-50 Index as well as the broadly based S&P 500®. Strong stock selection was the key to the fund's outperformance versus the MSCI index, with many of its holdings benefiting during a period when utilities stocks offered market-matching returns due to their attractive yields within a very low interest rate environment. We were particularly successful with our picks in electric utilities and multi-utilities, most notably our significant underweighting in Chicago-based electric utility Exelon. Weak power prices put Exelon's dividend program in jeopardy, which led me to underweight and eventually sell the stock. It also helped to have a position in out-of-benchmark oil/gas refining and marketing stock Sunoco, which was sold from the fund early in the period after news of its acquisition. Other top contributors included an overweighting in San Diego-based multi-utility Sempra Energy and investments in independent power producers NRG Energy and Calpine. On the down side, the fund's very modest cash position was a drag on performance in an up market. Our positioning in gas utilities and an underweighting in multi-utilities also were slight negatives. Among individual detractors were international power company AES, with headquarters in Virginia, not owning Detroit multi-utility and outperforming index component DTE Energy, and an overweighting in Oklahoma gas utility ONEOK, which offered a solid return but underperformed the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Utilities Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.83%	$ 1,000.00	$ 1,092.40	$ 4.31
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.68	$ 4.16

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Utilities Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Duke Energy Corp.	13.7	14.7
American Electric Power Co., Inc.	8.3	7.9
Sempra Energy	8.2	4.8
Edison International	6.4	7.5
The AES Corp.	5.5	4.4
CenterPoint Energy, Inc.	4.6	4.9
NiSource, Inc.	4.6	4.6
NRG Energy, Inc.	4.3	4.1
PPL Corp.	4.2	0.0
Enbridge, Inc.	4.0	0.0
	63.8
Top Industries (% of fund's net assets)
As of February 28, 2013
Electric Utilities	45.5%
Multi-Utilities	22.5%
Independent Power Producers & Energy Traders	12.8%
Oil, Gas & Consumable Fuels	9.0%
Water Utilities	4.5%
All Others*	5.7%

As of August 31, 2012
Electric Utilities	52.9%
Multi-Utilities	22.6%
Independent Power Producers & Energy Traders	13.3%
Gas Utilities	5.7%
Water Utilities	3.2%
All Others*	2.3%

* Includes short-term investments and net other assets.

Annual Report

Utilities Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
ELECTRIC UTILITIES - 45.5%
Electric Utilities - 45.5%
American Electric Power Co., Inc.	942,639	$ 44,106,079
Duke Energy Corp.	1,054,653	73,034,721
Edison International	708,712	34,039,437
FirstEnergy Corp.	519,654	20,515,940
ITC Holdings Corp.	93,805	7,928,399
NextEra Energy, Inc.	269,286	19,353,585
Northeast Utilities	393,777	16,345,683
OGE Energy Corp.	85,663	4,960,744
PPL Corp.	718,710	22,150,642
		242,435,230
GAS UTILITIES - 4.3%
Gas Utilities - 4.3%
National Fuel Gas Co.	104,676	6,091,096
ONEOK, Inc.	286,371	12,883,831
Questar Corp.	164,100	3,857,991
		22,832,918
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 12.8%
Independent Power Producers & Energy Traders - 12.8%
Calpine Corp. (a)	861,726	15,855,758
NRG Energy, Inc.	955,890	22,941,360
The AES Corp.	2,521,802	29,303,339
		68,100,457
MULTI-UTILITIES - 22.5%
Multi-Utilities - 22.5%
Ameren Corp.	228,663	7,726,523
CenterPoint Energy, Inc.	1,143,164	24,498,005
NiSource, Inc.	879,923	24,373,867
PG&E Corp.	450,597	19,213,456
Sempra Energy	562,885	43,769,938
		119,581,789
OIL, GAS & CONSUMABLE FUELS - 9.0%
Oil & Gas Storage & Transport - 9.0%
Cheniere Energy, Inc. (a)	269,492	5,740,180

	Shares	Value
Enbridge, Inc.	478,500	$ 21,334,720
Spectra Energy Corp.	714,024	20,735,257
		47,810,157
WATER UTILITIES - 4.5%
Water Utilities - 4.5%
American Water Works Co., Inc.	443,560	17,498,442
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	136,776	6,614,487
		24,112,929
TOTAL COMMON STOCKS (Cost $489,757,873)		524,873,480
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.16% (b) (Cost $7,992,688)	7,992,688	7,992,688
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $497,750,561)	532,866,168
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(483,951)
NET ASSETS - 100%	$ 532,382,217
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,268
Fidelity Securities Lending Cash Central Fund	36,716
Total	$ 52,984
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Utilities Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $489,757,873)	$ 524,873,480
Fidelity Central Funds (cost $7,992,688)	7,992,688
Total Investments (cost $497,750,561)		$ 532,866,168
Receivable for investments sold		5,851,907
Receivable for fund shares sold		857,100
Dividends receivable		2,032,935
Distributions receivable from Fidelity Central Funds		6,649
Prepaid expenses		1,370
Reimbursement from investment adviser for expense reductions		3,285
Other receivables		55,931
Total assets		541,675,345

Liabilities
Payable for investments purchased	$ 8,144,350
Payable for fund shares redeemed	760,862
Accrued management fee	245,151
Other affiliated payables	110,952
Other payables and accrued expenses	31,813
Total liabilities		9,293,128

Net Assets		$ 532,382,217
Net Assets consist of:
Paid in capital		$ 497,641,390
Distributions in excess of net investment income		(481)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(372,878)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,114,186
Net Assets, for 8,721,247 shares outstanding		$ 532,382,217
Net Asset Value, offering price and redemption price per share ($532,382,217 ÷ 8,721,247 shares)		$ 61.04

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 18,065,166
Interest		95
Income from Fidelity Central Funds		52,984
Total income		18,118,245

Expenses
Management fee	$ 3,067,076
Transfer agent fees	1,202,802
Accounting and security lending fees	209,105
Custodian fees and expenses	11,437
Independent trustees' compensation	3,740
Registration fees	47,098
Audit	39,126
Legal	2,584
Interest	477
Miscellaneous	4,524
Total expenses before reductions	4,587,969
Expense reductions	(220,190)	4,367,779
Net investment income (loss)		13,750,466
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,488,083
Foreign currency transactions	5,549
Total net realized gain (loss)		53,493,632
Change in net unrealized appreciation (depreciation) on: Investment securities	18,563,116
Assets and liabilities in foreign currencies	(1,421)
Total change in net unrealized appreciation (depreciation)		18,561,695
Net gain (loss)		72,055,327
Net increase (decrease) in net assets resulting from operations		$ 85,805,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,750,466	$ 13,914,571
Net realized gain (loss)	53,493,632	37,618,924
Change in net unrealized appreciation (depreciation)	18,561,695	(16,724,019)
Net increase (decrease) in net assets resulting from operations	85,805,793	34,809,476
Distributions to shareholders from net investment income	(5,973,646)	(12,398,149)
Share transactions Proceeds from sales of shares	222,822,612	378,621,055
Reinvestment of distributions	5,732,879	11,907,757
Cost of shares redeemed	(294,987,858)	(348,108,330)
Net increase (decrease) in net assets resulting from share transactions	(66,432,367)	42,420,482
Redemption fees	13,113	40,172
Total increase (decrease) in net assets	13,412,893	64,871,981

Net Assets
Beginning of period	518,969,324	454,097,343
End of period (including distributions in excess of net investment income of $481 and undistributed net investment income of $2,477,032, respectively)	$ 532,382,217	$ 518,969,324
Other Information Shares
Sold	3,964,937	7,340,663
Issued in reinvestment of distributions	103,651	231,406
Redeemed	(5,221,879)	(6,728,327)
Net increase (decrease)	(1,153,291)	843,742

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 52.56	$ 50.28	$ 42.24	$ 34.94	$ 57.09
Income from Investment Operations
Net investment income (loss) B	1.41	1.43	1.14	1.21	.99
Net realized and unrealized gain (loss)	7.70	1.99	8.09	7.34	(22.29)
Total from investment operations	9.11	3.42	9.23	8.55	(21.30)
Distributions from net investment income	(.63)	(1.14)	(1.19)	(1.25)	(.85)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 61.04	$ 52.56	$ 50.28	$ 42.24	$ 34.94
Total Return A	17.46%	6.85%	22.07%	24.50%	(37.47)%
Ratios to Average Net Assets C,E
Expenses before reductions	.83%	.86%	.90%	.95%	.89%
Expenses net of fee waivers, if any	.83%	.86%	.90%	.95%	.89%
Expenses net of all reductions	.79%	.84%	.87%	.93%	.89%
Net investment income (loss)	2.49%	2.78%	2.46%	2.98%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 532,382	$ 518,969	$ 454,097	$ 335,992	$ 301,529
Portfolio turnover rate D	158%	202%	238%	226%	167%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 40,666,503
Gross unrealized depreciation	(5,923,775)
Net unrealized appreciation (depreciation) on securities and other investments	$ 34,742,728

Tax Cost	$ 498,123,440

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 34,741,307

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 5,973,646	$ 12,398,149

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $853,390,877 and $892,555,035, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,250 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,560,167.44%		$ 477

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,481 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $36,716. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $216,905 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,285.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 12% of the total outstanding shares of Utilities Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February, 2013, $1,562,958, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 100% of the dividends distributed in April and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividends distributed in April and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Utilities Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contract) between the fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contract to shareholders for their approval. If the New Contract is approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to the fund. The terms of the New Contract are identical to those of the current management contract with FMR (the Current Contract), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contract as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the fund under the New Contract that FMR currently renders to the fund under the Current Contract. The Board also considered that the New Contract would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contract because the New Contract would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contract would not result in any changes to the amount of the management fee paid by the fund, except that such fee would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of the fund. This information includes comparisons that focus on the fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as the fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because there are no expected changes in the fund's management fee under the New Contract, the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the fund under the New Contract, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future consideration of the renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the New Contract, like the Current Contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the New Contract is fair and reasonable, and that the New Contract should be approved and submitted to the fund's shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELUTL-UANNPRO-0413
1.910427.103

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Fidelity Advisor® Consumer Staples Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Gold Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Fidelity Advisor Materials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Telecommunications Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Consumer Staples Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	10.84%	7.47%	11.67%
Class T (incl. 3.50% sales charge) B	13.18%	7.67%	11.73%
Class B (incl. contingent deferred sales charge) C	11.68%	7.58%	11.77%
Class C (incl. contingent deferred sales charge) D	15.73%	7.94%	11.80%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Class A on February 28, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the 12 months ending February 28, 2013, the fund's Class A, Class T, Class B and Class C shares returned 17.60%, 17.29%, 16.68% and 16.73%, respectively (excluding sales charges), modestly underperforming the 18.07% advance of the MSCI® U.S. IMI Consumer Staples 25-50 Index, but solidly outpacing the S&P 500®. The consumer staples sector outperformed during the period, driven by household products and packaged foods/meats - both groups where the fund had unfavorable positioning. However, the biggest headwind hindering performance was the portfolio's positioning in tobacco, including a very large out-of-index stake in British American Tobacco, which was the fund's biggest individual detractor. Investors became concerned with new efforts by some countries to discourage smoking, and the stock price fell. An underweighting and weak stock picking in packaged foods/meats also hurt, especially not owning H.J. Heinz, a strong-performing index component. Heinz stock got a boost in February when Warren Buffet's Berkshire Hathaway, along with Brazilian private equity group 3G Capital, announced they would acquire the ketchup maker at a premium price. Household products was another group that detracted, including not owning personal paper products manufacturer and index stock Kimberly-Clark, which outperformed the benchmark, and overweighting Procter & Gamble, the fund's single largest position, on average. In other areas, underweighting the hypermarkets/super centers area hurt, as did a position in Nu Skin Enterprises, a direct-seller of anti-aging skin care products. Elsewhere, the fund's cash position detracted, as did currency fluctuations. Since consumer staples companies tend to conduct business in many countries, exchange rate movements during the period impacted most stocks in the sector, including many held by the fund. On the positive side, positioning in distillers/vintners and stock picking in brewers buoyed the fund's relative return. In the first category, global wine and spirits distributor Constellation Brands - which was sold prior to period end - was the fund's top individual contributor. Global brewer Anheuser-Busch InBev - a non-index name also among the fund's top contributors - announced in June it would acquire the 50% of Mexican brewer Grupo Modelo that it didn't already own. As part of the deal, Anheuser-Busch allowed Constellation to take full control of the joint venture it had with the Mexican brewer for the U.S. distribution rights to Corona, Modelo's premium beer brand, which lifted Constellation's stock. A non-index position in British global spirits producer Diageo also helped here. Elsewhere, an underweighting in nutritional and weight management direct-seller Herbalife helped, as the stock took a big hit late in 2012 when a prominent investor suggested the company was a pyramid scheme, rather then a sustainable business enterprise. In the tobacco group, there were a few offsets to British American Tobacco, including an underweighting in Philip Morris International.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.08%
Actual		$ 1,000.00	$ 1,096.50	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class T	1.35%
Actual		$ 1,000.00	$ 1,095.00	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.88%
Actual		$ 1,000.00	$ 1,092.30	$ 9.75
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Class C	1.82%
Actual		$ 1,000.00	$ 1,092.40	$ 9.44
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Consumer Staples	.81%
Actual		$ 1,000.00	$ 1,098.10	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,097.80	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	13.9	13.8
Procter & Gamble Co.	13.1	14.9
The Coca-Cola Co.	11.7	10.8
CVS Caremark Corp.	7.3	7.1
Altria Group, Inc.	4.8	4.5
Colgate-Palmolive Co.	3.0	2.9
Wal-Mart Stores, Inc.	2.9	2.0
Philip Morris International, Inc.	2.5	2.4
Diageo PLC sponsored ADR	2.5	3.1
Bunge Ltd.	2.2	2.1
	63.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Beverages	25.4%
Tobacco	22.7%
Household Products	16.1%
Food & Staples Retailing	15.1%
Food Products	10.7%
All Others*	10.0%

As of August 31, 2012
Beverages	28.9%
Tobacco	21.6%
Household Products	18.4%
Food & Staples Retailing	12.4%
Food Products	9.4%
All Others*	9.3%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
BEVERAGES - 25.4%
Brewers - 4.3%
Anheuser-Busch InBev SA NV	518,028	$ 48,546,936
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	246,385	10,934,566
Compania Cervecerias Unidas SA sponsored ADR	174,000	5,688,060
SABMiller PLC	651,700	32,398,437
		97,567,999
Distillers & Vintners - 5.9%
Diageo PLC sponsored ADR	472,177	56,524,309
Pernod Ricard SA	351,601	45,623,258
Remy Cointreau SA	260,060	32,865,665
		135,013,232
Soft Drinks - 15.2%
Coca-Cola Bottling Co. CONSOLIDATED	92,245	6,035,590
Coca-Cola FEMSA SAB de CV sponsored ADR (d)	34,829	5,873,563
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	78,006	2,105,382
Coca-Cola Icecek A/S	363,162	8,580,140
Embotelladora Andina SA:
ADR	43,689	1,438,242
sponsored ADR (d)	241,600	10,110,960
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	51,187	5,719,635
PepsiCo, Inc.	528,471	40,042,248
The Coca-Cola Co.	6,925,452	268,153,501
		348,059,261
TOTAL BEVERAGES		580,640,492
FOOD & STAPLES RETAILING - 15.1%
Drug Retail - 9.1%
CVS Caremark Corp.	3,263,883	166,849,699
Drogasil SA	516,400	5,953,444
Walgreen Co.	856,660	35,071,660
		207,874,803
Food Distributors - 0.2%
Chefs' Warehouse Holdings (a)	230,800	4,154,400
Food Retail - 2.9%
Fresh Market, Inc. (a)	120,828	5,633,001
Kroger Co.	1,746,368	51,011,409
Susser Holdings Corp. (a)	67,400	2,984,472
The Pantry, Inc. (a)	473,635	5,892,019
		65,520,901
Hypermarkets & Super Centers - 2.9%
Wal-Mart Stores, Inc.	946,186	66,971,045
TOTAL FOOD & STAPLES RETAILING		344,521,149

	Shares	Value
FOOD PRODUCTS - 10.7%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	618,163	$ 19,694,673
Bunge Ltd.	690,273	51,156,132
First Resources Ltd.	1,413,000	2,219,222
SLC Agricola SA	253,600	2,482,958
		75,552,985
Packaged Foods & Meats - 7.4%
Annie's, Inc.	133,141	5,586,596
Green Mountain Coffee Roasters, Inc. (a)	290,737	13,885,599
Hain Celestial Group, Inc. (a)(d)	144,901	7,933,330
Lindt & Spruengli AG	141	6,016,532
Mead Johnson Nutrition Co. Class A	582,216	43,613,801
Nestle SA	490,726	34,257,861
Orion Corp.	2,360	2,328,767
TreeHouse Foods, Inc. (a)	116,200	6,784,918
Ulker Biskuvi Sanayi A/S	647,525	4,085,615
Unilever NV (NY Reg.)	1,106,950	43,082,494
Want Want China Holdings Ltd.	1,408,000	1,975,223
		169,550,736
TOTAL FOOD PRODUCTS		245,103,721
HOUSEHOLD PRODUCTS - 16.1%
Household Products - 16.1%
Colgate-Palmolive Co.	587,471	67,224,307
Procter & Gamble Co.	3,940,134	300,159,408
		367,383,715
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Hengan International Group Co. Ltd.	556,500	5,647,087
Herbalife Ltd.	128,590	5,180,891
L'Oreal SA	197,600	29,551,229
Natura Cosmeticos SA	38,700	999,075
Nu Skin Enterprises, Inc. Class A (d)	311,404	12,829,845
		54,208,127
PHARMACEUTICALS - 2.0%
Pharmaceuticals - 2.0%
Johnson & Johnson	604,160	45,982,618
TOBACCO - 22.7%
Tobacco - 22.7%
Altria Group, Inc.	3,272,917	109,806,365
British American Tobacco PLC sponsored ADR	3,040,566	317,070,226
Imperial Tobacco Group PLC	90,889	3,295,407
ITC Ltd.	865,740	4,694,136
Japan Tobacco, Inc.	176,200	5,560,308
Lorillard, Inc.	357,233	13,767,760
Philip Morris International, Inc.	618,358	56,734,347
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Souza Cruz SA	548,600	$ 8,755,317
Swedish Match Co. AB	23,600	772,873
		520,456,739
TOTAL COMMON STOCKS (Cost $1,604,527,630)		2,158,296,561
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 0.16% (b)	135,004,801	135,004,801
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	19,694,623	19,694,623
TOTAL MONEY MARKET FUNDS (Cost $154,699,424)		154,699,424
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,759,227,054)	2,312,995,985
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(26,342,857)
NET ASSETS - 100%	$ 2,286,653,128
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's websiteor upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 120,502
Fidelity Securities Lending Cash Central Fund	405,984
Total	$ 526,486
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,158,296,561	$ 2,075,491,764	$ 82,804,797	$ -
Money Market Funds	154,699,424	154,699,424	-	-
Total Investments in Securities:	$ 2,312,995,985	$ 2,230,191,188	$ 82,804,797	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 23,412,228
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	64.9%
United Kingdom	17.9%
France	4.7%
Bermuda	2.2%
Belgium	2.1%
Netherlands	1.9%
Switzerland	1.8%
Brazil	1.3%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $19,706,774) - See accompanying schedule: Unaffiliated issuers (cost $1,604,527,630)	$ 2,158,296,561
Fidelity Central Funds (cost $154,699,424)	154,699,424
Total Investments (cost $1,759,227,054)		$ 2,312,995,985
Receivable for investments sold		1,783,758
Receivable for fund shares sold		5,431,937
Dividends receivable		2,627,051
Distributions receivable from Fidelity Central Funds		24,231
Prepaid expenses		4,222
Receivable from investment advisor for expense reductions		5,568
Other receivables		36,756
Total assets		2,322,909,508

Liabilities
Payable for investments purchased	$ 12,421,277
Payable for fund shares redeemed	2,355,633
Accrued management fee	1,047,248
Distribution and service plan fees payable	204,748
Other affiliated payables	440,332
Other payables and accrued expenses	92,519
Collateral on securities loaned, at value	19,694,623
Total liabilities		36,256,380

Net Assets		$ 2,286,653,128
Net Assets consist of:
Paid in capital		$ 1,671,219,940
Undistributed net investment income		5,461,626
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		56,208,926
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		553,762,636
Net Assets		$ 2,286,653,128

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($277,329,216 ÷ 3,237,021 shares)	$ 85.67

Maximum offering price per share (100/94.25 of $85.67)	$ 90.90
Class T: Net Asset Value and redemption price per share ($52,024,424 ÷ 610,771 shares)	$ 85.18

Maximum offering price per share (100/96.50 of $85.18)	$ 88.27
Class B: Net Asset Value and offering price per share ($18,548,115 ÷ 218,946 shares)A	$ 84.72

Class C: Net Asset Value and offering price per share ($134,965,796 ÷ 1,601,308 shares)A	$ 84.28

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,425,054,595 ÷ 16,537,982 shares)	$ 86.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($378,730,982 ÷ 4,408,108 shares)	$ 85.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 52,098,555
Interest		18
Income from Fidelity Central Funds		526,486
Total income		52,625,059

Expenses
Management fee	$ 11,043,981
Transfer agent fees	4,239,572
Distribution and service plan fees	2,164,521
Accounting and security lending fees	606,347
Custodian fees and expenses	83,430
Independent trustees' compensation	12,804
Registration fees	202,756
Audit	46,276
Legal	7,103
Interest	887
Miscellaneous	16,586
Total expenses before reductions	18,424,263
Expense reductions	(125,364)	18,298,899
Net investment income (loss)		34,326,160
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,857,369
Foreign currency transactions	(47,642)
Total net realized gain (loss)		94,809,727
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,845)	198,080,167
Assets and liabilities in foreign currencies	(8,773)
Total change in net unrealized appreciation (depreciation)		198,071,394
Net gain (loss)		292,881,121
Net increase (decrease) in net assets resulting from operations		$ 327,207,281

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,326,160	$ 29,195,620
Net realized gain (loss)	94,809,727	36,347,219
Change in net unrealized appreciation (depreciation)	198,071,394	157,954,804
Net increase (decrease) in net assets resulting from operations	327,207,281	223,497,643
Distributions to shareholders from net investment income	(31,344,671)	(25,900,882)
Distributions to shareholders from net realized gain	(29,546,659)	(36,216,657)
Total distributions	(60,891,330)	(62,117,539)
Share transactions - net increase (decrease)	287,768,850	162,381,495
Redemption fees	35,035	45,851
Total increase (decrease) in net assets	554,119,836	323,807,450

Net Assets
Beginning of period	1,732,533,292	1,408,725,842
End of period (including undistributed net investment income of $5,461,626 and undistributed net investment income of $3,220,648, respectively)	$ 2,286,653,128	$ 1,732,533,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.90	$ 67.65	$ 61.06	$ 43.94	$ 63.13
Income from Investment Operations
Net investment income (loss) C	1.26	1.22	.98	.84	.67
Net realized and unrealized gain (loss)	11.73	8.73	7.10	17.02	(19.19)
Total from investment operations	12.99	9.95	8.08	17.86	(18.52)
Distributions from net investment income	(1.08)	(1.06)	(.83)	(.74)	(.66)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.02)
Total distributions	(2.22)	(2.70)	(1.49)	(.74)	(.68) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 85.67	$ 74.90	$ 67.65	$ 61.06	$ 43.94
Total Return A,B	17.60%	15.00%	13.27%	40.66%	(29.43)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.08%	1.10%	1.11%	1.13%	1.19%
Expenses net of fee waivers, if any	1.08%	1.10%	1.11%	1.13%	1.19%
Expenses net of all reductions	1.08%	1.09%	1.11%	1.13%	1.18%
Net investment income (loss)	1.58%	1.74%	1.53%	1.51%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 277,329	$ 205,851	$ 160,526	$ 162,370	$ 121,193
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.49	$ 67.30	$ 60.77	$ 43.75	$ 62.93
Income from Investment Operations
Net investment income (loss) C	1.03	1.01	.79	.66	.53
Net realized and unrealized gain (loss)	11.68	8.68	7.05	16.95	(19.12)
Total from investment operations	12.71	9.69	7.84	17.61	(18.59)
Distributions from net investment income	(.88)	(.86)	(.65)	(.59)	(.60)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(2.02)	(2.50)	(1.31)	(.59)	(.60) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 85.18	$ 74.49	$ 67.30	$ 60.77	$ 43.75
Total Return A,B	17.29%	14.67%	12.93%	40.24%	(29.61)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.38%	1.40%	1.44%	1.46%
Expenses net of fee waivers, if any	1.36%	1.38%	1.40%	1.44%	1.46%
Expenses net of all reductions	1.35%	1.38%	1.40%	1.44%	1.46%
Net investment income (loss)	1.30%	1.45%	1.24%	1.21%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,024	$ 39,047	$ 31,496	$ 29,662	$ 22,624
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.01	$ 66.83	$ 60.37	$ 43.53	$ 62.69
Income from Investment Operations
Net investment income (loss) C	.61	.64	.46	.37	.26
Net realized and unrealized gain (loss)	11.61	8.61	6.98	16.82	(19.01)
Total from investment operations	12.22	9.25	7.44	17.19	(18.75)
Distributions from net investment income	(.37)	(.43)	(.32)	(.35)	(.42)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(1.51)	(2.07)	(.98)	(.35)	(.42) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 84.72	$ 74.01	$ 66.83	$ 60.37	$ 43.53
Total Return A,B	16.68%	14.06%	12.35%	39.48%	(29.96)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.89%	1.91%	1.91%	1.97%	1.96%
Expenses net of fee waivers, if any	1.89%	1.91%	1.91%	1.97%	1.96%
Expenses net of all reductions	1.88%	1.90%	1.91%	1.97%	1.96%
Net investment income (loss)	.78%	.93%	.73%	.68%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,548	$ 19,330	$ 20,033	$ 21,099	$ 14,929
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 73.75	$ 66.71	$ 60.29	$ 43.46	$ 62.61
Income from Investment Operations
Net investment income (loss) C	.65	.68	.49	.41	.28
Net realized and unrealized gain (loss)	11.55	8.59	7.00	16.80	(19.00)
Total from investment operations	12.20	9.27	7.49	17.21	(18.72)
Distributions from net investment income	(.53)	(.59)	(.41)	(.38)	(.44)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(1.67)	(2.23)	(1.07)	(.38)	(.44) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 84.28	$ 73.75	$ 66.71	$ 60.29	$ 43.46
Total Return A,B	16.73%	14.14%	12.44%	39.59%	(29.94)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.83%	1.85%	1.86%	1.90%	1.93%
Expenses net of fee waivers, if any	1.83%	1.85%	1.86%	1.90%	1.93%
Expenses net of all reductions	1.82%	1.84%	1.85%	1.89%	1.93%
Net investment income (loss)	.83%	.99%	.79%	.75%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,966	$ 102,321	$ 81,239	$ 73,829	$ 54,902
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 75.29	$ 67.98	$ 61.34	$ 44.14	$ 63.25
Income from Investment Operations
Net investment income (loss) C	1.48	1.42	1.14	.96	.88
Net realized and unrealized gain (loss)	11.82	8.76	7.14	17.11	(19.31)
Total from investment operations	13.30	10.18	8.28	18.07	(18.43)
Distributions from net investment income	(1.28)	(1.24)	(.98)	(.87)	(.67)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.03)
Total distributions	(2.42)	(2.87) J	(1.64)	(.87)	(.69) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 86.17	$ 75.29	$ 67.98	$ 61.34	$ 44.14
Total Return A,B	17.94%	15.30%	13.55%	40.96%	(29.23)%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.83%	.86%	.92%	.91%
Expenses net of fee waivers, if any	.81%	.83%	.86%	.92%	.91%
Expenses net of all reductions	.80%	.82%	.86%	.91%	.90%
Net investment income (loss)	1.85%	2.01%	1.78%	1.73%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425,055	$ 1,202,440	$ 877,548	$ 946,455	$ 657,263
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

J Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 75.14	$ 67.84	$ 61.26	$ 44.07	$ 63.22
Income from Investment Operations
Net investment income (loss) B	1.45	1.39	1.15	.98	.82
Net realized and unrealized gain (loss)	11.79	8.73	7.13	17.09	(19.23)
Total from investment operations	13.24	10.12	8.28	18.07	(18.41)
Distributions from net investment income	(1.32)	(1.19)	(1.04)	(.88)	(.73)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.03)
Total distributions	(2.46)	(2.82) I	(1.70)	(.88)	(.75) H
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 85.92	$ 75.14	$ 67.84	$ 61.26	$ 44.07
Total Return A	17.90%	15.24%	13.57%	41.03%	(29.22)%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.87%	.87%	.86%	.91%
Expenses net of fee waivers, if any	.85%	.87%	.87%	.86%	.91%
Expenses net of all reductions	.84%	.87%	.87%	.86%	.91%
Net investment income (loss)	1.81%	1.96%	1.77%	1.78%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,731	$ 163,544	$ 237,883	$ 36,152	$ 30,922
Portfolio turnover rate D	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

I Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 553,242,221
Gross unrealized depreciation	(2,258,134)
Net unrealized appreciation (depreciation) on securities and other investments	$ 550,984,087
Tax Cost	$ 1,762,011,898

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,885,738
Undistributed long-term capital gain	$ 57,569,918
Net unrealized appreciation (depreciation)	$ 550,983,637

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 31,344,671	$ 31,774,273
Long-term Capital Gains	29,546,659	30,343,266
Total	$ 60,891,330	$ 62,117,539

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $716,429,728 and $535,013,896, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 586,812	$ 10,136
Class T	.25%	.25%	220,654	1,120
Class B	.75%	.25%	186,750	140,226
Class C	.75%	.25%	1,170,305	250,108
			$ 2,164,521	$ 401,590

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 190,041
Class T	24,402
Class B*	35,420
Class C*	15,416
$ 265,279

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 526,828.22
Class T	110,772.25
Class B	52,559.28
Class C	257,870.22
Consumer Staples	2,660,688.20
Institutional Class	630,855.24
	$ 4,239,572

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,055 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,984,167.41%		$ 887

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,976 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $405,984, including $260 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $119,711 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $85.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $5,568.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net investment income
Class A	$ 3,290,973	$ 2,690,167
Class T	500,306	422,197
Class B	82,480	114,208
Class C	820,066	829,469
Consumer Staples	20,759,081	18,061,907
Institutional Class	5,891,765	3,782,934
Total	$ 31,344,671	$ 25,900,882
From net realized gain
Class A	$ 3,434,776	$ 4,102,363
Class T	646,006	795,051
Class B	260,273	441,952
Class C	1,739,884	2,213,680
Consumer Staples	18,561,423	23,446,773
Institutional Class	4,904,297	5,216,838
Total	$ 29,546,659	$ 36,216,657

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February,29 2012	Year ended February 28, 2013	Year ended February,29 2012
Class A
Shares sold	1,172,691	1,107,874	$ 93,404,427	$ 77,974,428
Reinvestment of distributions	72,806	84,526	5,768,631	5,924,948
Shares redeemed	(756,998)	(816,686)	(59,959,929)	(57,527,748)
Net increase (decrease)	488,499	375,714	$ 39,213,129	$ 26,371,628
Class T
Shares sold	146,374	130,126	$ 11,640,258	$ 9,133,799
Reinvestment of distributions	13,628	16,351	1,073,877	1,140,509
Shares redeemed	(73,443)	(90,239)	(5,785,079)	(6,276,410)
Net increase (decrease)	86,559	56,238	$ 6,929,056	$ 3,997,898
Class B
Shares sold	11,096	22,727	$ 868,729	$ 1,569,035
Reinvestment of distributions	3,553	6,332	278,056	439,355
Shares redeemed	(56,866)	(67,638)	(4,452,338)	(4,695,265)
Net increase (decrease)	(42,217)	(38,579)	$ (3,305,553)	$ (2,686,875)
Class C
Shares sold	479,940	536,557	$ 37,531,069	$ 37,168,209
Reinvestment of distributions	25,332	33,216	1,978,186	2,295,907
Shares redeemed	(291,408)	(400,115)	(22,752,561)	(28,068,157)
Net increase (decrease)	213,864	169,658	$ 16,756,694	$ 11,395,959
Consumer Staples
Shares sold	5,353,585	7,156,716	$ 425,841,967	$ 509,488,908
Reinvestment of distributions	474,945	566,253	37,790,378	39,874,596
Shares redeemed	(5,260,820)	(4,661,196)	(416,646,931)	(330,401,040)
Net increase (decrease)	567,710	3,061,773	$ 46,985,414	$ 218,962,464
Institutional Class
Shares sold	3,475,040	2,454,993	$ 279,763,267	$ 173,115,499
Reinvestment of distributions	125,836	115,398	10,030,919	8,111,953
Shares redeemed	(1,369,230)	(3,900,689)	(108,604,076)	(276,887,031)
Net increase (decrease)	2,231,646	(1,330,298)	$ 181,190,110	$ (95,659,579)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U. S. Opportunity Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-37.16%	-6.30%	8.73%
Class T (incl. 3.50% sales charge) B	-35.83%	-6.11%	8.82%
Class B (incl. contingent deferred sales charge) C	-37.15%	-6.23%	8.86%
Class C (incl. contingent deferred sales charge) D	-34.49%	-5.89%	8.86%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class A on February 28, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from S. Joseph Wickwire, II, Portfolio Manager of Fidelity Advisor® Gold Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -33.33%, -33.50%, -33.84% and -33.83%, respectively (excluding sales charges), lagging its industry benchmark, the S&P® Global BMI Gold Capped Index, which returned -32.73%, and the S&P 500®. Gold and gold stocks were hard hit during the period, due in part to fluctuating concern about the robustness of the U.S. economy and the U.S. dollar in a world where Europe and China were struggling economically. The fund was hurt by our overweighting, on average, in Premier Gold Mines, Avion Gold and Rainy River Resources, as these companies struggled in a difficult environment. Little-to-no ownership of China's Zijin Mining Group, Turkey's Koza Altin Isletmeleri and Canada's Nevsun Resources hurt, as these benchmark components outperformed. All three were not held at period end. Currency fluctuations also hindered performance, given the fund's investments in foreign stocks. A good balance between stock picking in gold stocks, an out-of-benchmark stake in gold bullion and a small allocation to silver bullion - no longer held - aided relative performance. Underweighting some poor-performing stocks helped, including Compania de Minas Buenaventura and Gabriel Resources, as did not owning index component Jaguar Mining. Stakes in Agnico-Eagle Mines and Randgold Resources proved beneficial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.17%
Actual		$ 1,000.00	$ 799.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.44%
Actual		$ 1,000.00	$ 798.70	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.92%
Actual		$ 1,000.00	$ 796.50	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.91%
Actual		$ 1,000.00	$ 796.70	$ 8.51
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Gold	.92%
Actual		$ 1,000.00	$ 800.60	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.82%
Actual		$ 1,000.00	$ 801.10	$ 3.66
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Barrick Gold Corp.	12.6	11.1
Goldcorp, Inc.	12.1	13.0
Newcrest Mining Ltd.	7.7	6.9
Yamana Gold, Inc.	5.3	4.5
Randgold Resources Ltd. sponsored ADR	4.5	4.0
Gold Bullion	4.4	3.7
Kinross Gold Corp.	4.3	3.6
AngloGold Ashanti Ltd. sponsored ADR	4.2	4.3
Newmont Mining Corp.	4.0	8.1
Eldorado Gold Corp.	3.6	3.6
	62.7
Top Industries (% of fund's net assets)
As of February 28, 2013
Gold	94.3%
Commodities & Related Investments**	4.4%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.2%
Coal & Consumable Fuels	0.2%
Steel	0.1%
All Others*	0.1%

As of August 31, 2012
Gold	94.7%
Commodities & Related Investments**	3.8%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.3%
Coal & Consumable Fuels	0.2%
All Others*	0.3%

* Includes short-term investments and net other assets.
** Includes gold bullion and/or silver bullion.
Geographic Diversification (% of fund's net assets)
As of February 28, 2013
Canada	62.2%
Australia	11.4%
United States of America	11.1%
South Africa	8.5%
Bailiwick of Jersey	5.7%
Bermuda	0.5%
Cayman Islands	0.3%
United Kingdom	0.3%
Peru	0.0%
Other	0.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2012
Canada	58.4%
United States of America	15.6%
Australia	9.9%
South Africa	8.8%
Bailiwick of Jersey	4.9%
Peru	1.2%
United Kingdom	0.6%
China	0.5%
Bermuda	0.1%
Other	0.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 11.4%
METALS & MINING - 11.4%
Gold - 11.4%
ABM Resources NL (a)	2,300,000	$ 91,624
Alkane Resources Ltd.	195,000	122,497
Ampella Mining Ltd. (a)(d)	2,785,000	853,421
Beadell Resources Ltd. (a)	9,968,618	8,247,780
Evolution Mining Ltd. (a)	2,566,395	3,565,164
Gold One International Ltd. (a)	90,277	25,820
Gryphon Minerals Ltd. (a)	5,590,010	1,969,921
Intrepid Mines Ltd.:
(Australia) (a)	9,209,798	2,022,580
(Canada) (a)	320,000	68,267
Kingsgate Consolidated NL (d)	1,843,274	6,740,468
Medusa Mining Ltd.	2,576,085	11,262,144
Newcrest Mining Ltd.	8,706,620	201,523,923
Papillon Resources Ltd. (a)(d)	1,964,068	2,567,932
Perseus Mining Ltd.:
(Australia) (a)	6,340,134	10,426,569
(Canada) (a)	1,300,000	2,029,576
Ramelius Resources Ltd. (a)(d)	980,000	320,327
Red 5 Ltd. (a)	1,326,000	1,232,543
Regis Resources Ltd. (a)	3,944,294	17,928,601
Resolute Mining Ltd.	2,988,261	4,151,209
Saracen Mineral Holdings Ltd. (a)	2,992,488	1,085,120
Silver Lake Resources Ltd. (a)	4,547,781	10,173,275
St Barbara Ltd. (a)	6,018,377	8,114,662
Tanami Gold NL (a)(d)	130,000	29,877
Tanami Gold NL rights 3/12/13 (a)(d)	162,500	2,324
Troy Resources NL	195,000	587,589
Troy Resources NL (f)	734,826	2,258,811
		297,402,024
Bailiwick of Jersey - 5.7%
METALS & MINING - 5.7%
Gold - 5.7%
Centamin PLC (a)	9,471,900	7,716,339
Lydian International Ltd. (a)	1,525,300	2,336,944
Polyus Gold International Ltd.	422,400	1,406,560
Polyus Gold International Ltd. sponsored GDR	5,884,931	19,067,176
Randgold Resources Ltd. sponsored ADR	1,424,595	118,056,188
		148,583,207
Precious Metals & Minerals - 0.0%
Polymetal International PLC	20,000	303,107
TOTAL METALS & MINING		148,886,314
Bermuda - 0.5%
METALS & MINING - 0.5%
Gold - 0.4%
Continental Gold Ltd. (a)	1,505,100	9,194,793

	Shares	Value
Steel - 0.1%
African Minerals Ltd. (a)(d)	585,800	$ 2,521,652
TOTAL METALS & MINING		11,716,445
Canada - 62.2%
METALS & MINING - 62.2%
Diversified Metals & Mining - 0.2%
East Asia Minerals Corp. (a)	5,000	1,285
Eastmain Resources, Inc. (a)	10,000	6,885
Kimber Resources, Inc. (a)(e)	16,100	3,981
Kimber Resources, Inc. (a)(e)(f)	5,577,500	1,379,164
NovaCopper, Inc. (a)(d)	488,333	928,129
Sabina Gold & Silver Corp. (a)	600,000	1,058,909
Turquoise Hill Resources Ltd. (a)	285,000	1,821,236
		5,199,589
Gold - 61.4%
Agnico-Eagle Mines Ltd. (Canada) (d)	1,940,600	77,830,997
Alacer Gold Corp. (a)	3,409,063	11,702,384
Alamos Gold, Inc.	1,829,700	25,637,978
Americas Bullion Royalty Corp. (a)	5,000	1,479
Argonaut Gold, Inc. (a)	2,110,962	16,580,647
ATAC Resources Ltd. (a)	67,200	71,680
AuRico Gold, Inc. (a)	20,000	125,091
B2Gold Corp. (a)	11,848,648	35,847,546
Banro Corp. (a)	3,836,482	8,519,315
Barrick Gold Corp. (d)	10,840,619	328,713,845
Belo Sun Mining Corp. (a)(d)	5,680,400	5,838,763
Canaco Resources, Inc. (a)(f)	121,100	55,779
Centerra Gold, Inc.	2,047,200	13,300,596
Claude Resources, Inc. (a)	320,000	127,224
Colossus Minerals, Inc. (a)	3,087,200	8,621,708
Detour Gold Corp. (a)	1,476,000	28,825,833
Detour Gold Corp. (a)(f)	785,900	15,348,389
Eldorado Gold Corp.	9,545,208	94,225,666
Exeter Resource Corp. (a)	272,300	319,499
Franco-Nevada Corp. (d)	1,612,500	77,994,182
Gabriel Resources Ltd. (a)	950,600	2,276,831
Gold Canyon Resources, Inc. (a)	800,000	360,727
Goldcorp, Inc.	9,664,100	315,436,224
Golden Queen Mining Co. Ltd. (a)	15,000	25,309
GoldQuest Mining Corp. (a)	2,318,500	966,744
Gran Colombia Gold Corp. (a)(d)	1,765,000	385,091
Guyana Goldfields, Inc. (a)(d)	2,243,700	6,984,026
Guyana Goldfields, Inc. (a)(f)	155,000	482,473
IAMGOLD Corp.	4,024,500	27,122,691
International Minerals Corp. (Switzerland)	15,000	61,133
International Tower Hill Mines Ltd. (a)	546,700	906,528
Kinross Gold Corp.	14,516,091	110,498,244
Kinross Gold Corp. warrants 9/17/14 (a)	1,192,793	231,330
Kirkland Lake Gold, Inc. (a)	791,000	4,694,225
Lake Shore Gold Corp. (a)(d)	4,056,600	2,281,530
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Marengo Mining Canada Ltd. (a)	560,000	$ 77,222
Midas Gold Corp. (a)	80,000	107,830
New Gold, Inc. (a)	7,686,355	68,571,603
NGEx Resources, Inc. (a)	50,000	145,455
Novagold Resources, Inc. (a)(d)	2,930,000	11,620,558
OceanaGold Corp. (a)	3,262,300	7,655,531
Orezone Gold Corp. (a)	372,100	440,206
Orvana Minerals Corp. (a)	10,000	9,988
Osisko Mining Corp. (a)	3,972,631	22,997,922
Osisko Mining Corp. (a)(f)	3,000,000	17,367,273
Pilot Gold, Inc. (a)(d)	668,150	1,192,142
Premier Gold Mines Ltd. (a)	4,996,322	13,711,119
Pretium Resources, Inc. (a)	430,938	3,322,140
Pretium Resources, Inc. (a)(f)	225,000	1,734,545
Pretium Resources, Inc. (a)(g)	225,000	1,734,545
Primero Mining Corp. (a)	911,200	5,009,943
Probe Mines Ltd. (a)	85,000	140,121
Rainy River Resources Ltd. (a)	3,056,400	8,328,227
Richmont Mines, Inc. (a)	220,300	578,922
Romarco Minerals, Inc. (a)	12,632,600	10,044,831
Romarco Minerals, Inc. (a)(f)	5,900,000	4,691,394
Rubicon Minerals Corp. (a)	4,568,502	9,967,641
San Gold Corp. (a)	2,006,900	554,634
Sandstorm Gold Ltd. (a)	30,000	280,727
Seabridge Gold, Inc. (a)(d)	601,905	7,493,716
SEMAFO, Inc. (d)	4,406,900	12,136,336
St. Andrew Goldfields Ltd. (a)	440,000	192,000
Sulliden Gold Corp. Ltd. (a)(d)	3,070,400	2,560,527
Teranga Gold Corp. (a)	35,000	47,515
Teranga Gold Corp. CDI unit (a)	3,430,974	4,906,396
Torex Gold Resources, Inc. (a)	11,936,400	21,065,937
Volta Resources, Inc. (a)	55,000	16,000
Yamana Gold, Inc.	9,275,100	136,529,472
		1,597,634,125
Precious Metals & Minerals - 0.6%
Chesapeake Gold Corp. (a)	6,000	45,207
Dalradian Resources, Inc. (a)	51,000	48,960
Gold Standard Ventures Corp. (a)	415,400	410,868
Kaminak Gold Corp. Class A (a)	20,000	21,333
MAG Silver Corp. (a)	35,400	336,751
Pan American Silver Corp.	88,387	1,457,501
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	65,048
Silver Wheaton Corp.	39,000	1,236,655

	Shares	Value
Tahoe Resources, Inc. (a)	736,300	$ 11,131,071
Wildcat Silver Corp. (a)	75,200	50,316
		14,803,710
TOTAL METALS & MINING		1,617,637,424
Cayman Islands - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Endeavour Mining Corp. (a)	5,288,400	8,410,159
Netherlands - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Nord Gold NV GDR (Reg. S) (a)	15,000	63,000
Peru - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	5,000	128,100
South Africa - 8.5%
METALS & MINING - 8.5%
Gold - 8.5%
AngloGold Ashanti Ltd. sponsored ADR	4,487,152	108,768,564
Gold Fields Ltd.	55,000	450,798
Gold Fields Ltd. sponsored ADR	8,462,226	70,151,854
Harmony Gold Mining Co. Ltd.	1,484,000	9,301,172
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	3,347,300	20,686,314
Sibanye Gold Ltd. ADR (a)	2,141,806	12,122,622
		221,481,324
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Patagonia Gold PLC (a)	260,000	57,193
Petropavlovsk PLC	1,649,228	7,550,919
		7,608,112
United States of America - 6.6%
METALS & MINING - 6.4%
Gold - 6.3%
Allied Nevada Gold Corp. (a)	1,326,900	24,282,270
Allied Nevada Gold Corp. (Canada) (a)	45,000	819,055
Gold Resource Corp. (d)	40,000	524,000
Newmont Mining Corp.	2,576,450	103,805,171
Royal Gold, Inc.	526,113	34,481,446
		163,911,942
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - 0.1%
McEwen Mining, Inc. (a)	943,810	$ 2,293,458
TOTAL METALS & MINING		166,205,400
OIL, GAS & CONSUMABLE FUELS - 0.2%
Coal & Consumable Fuels - 0.2%
Alpha Natural Resources, Inc. (a)	320,000	2,553,600
Peabody Energy Corp.	122,700	2,645,412
		5,199,012
TOTAL UNITED STATES OF AMERICA		171,404,412
TOTAL COMMON STOCKS (Cost $2,751,166,563)		2,484,737,314
Commodities - 4.4%
	Troy Ounces
Gold Bullion (a) (Cost $103,044,250)	73,500	116,157,930
Money Market Funds - 16.4%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	8,528,230	8,528,230
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	417,856,605	417,856,605
TOTAL MONEY MARKET FUNDS (Cost $426,384,835)		426,384,835
TOTAL INVESTMENT PORTFOLIO - 116.3% (Cost $3,280,595,648)		3,027,280,079
NET OTHER ASSETS (LIABILITIES) - (16.3)%		(424,674,380)
NET ASSETS - 100%		$ 2,602,605,699
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,317,828 or 1.7% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,734,545 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,702
Fidelity Securities Lending Cash Central Fund	777,921
Total	$ 791,623
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 43,125,922	$ 121,246,969	$ 43,684,769	$ -	$ 116,121,090
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kimber Resources, Inc.	$ 16,919	$ -	$ -	$ -	$ 3,981
Kimber Resources, Inc. (144A)	6,128,712	-	140,075	-	1,379,164
Total	$ 6,145,631	$ -	$ 140,075	$ -	$ 1,383,145
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,484,737,314	$ 2,474,920,296	$ 9,817,018	$ -
Commodities	116,157,930	116,157,930	-	-
Money Market Funds	426,384,835	426,384,835	-	-
Total Investments in Securities:	$ 3,027,280,079	$ 3,017,463,061	$ 9,817,018	$ -

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $392,112,195) - See accompanying schedule: Unaffiliated issuers (cost $2,746,227,320)	$ 2,483,354,169
Fidelity Central Funds (cost $426,384,835)	426,384,835
Commodities (cost $103,044,250)	116,157,930
Other affiliated issuers (cost $4,939,243)	1,383,145
Total Investments (cost $3,280,595,648)		$ 3,027,280,079
Cash		715
Foreign currency held at value (cost $82,684)		82,684
Receivable for investments sold Regular delivery		5,257,999
Delayed delivery		192,461
Receivable for fund shares sold		3,459,026
Dividends receivable		2,194,055
Distributions receivable from Fidelity Central Funds		70,162
Prepaid expenses		4,607
Receivable from investment adviser for expense reductions		11,638
Other receivables		88,669
Total assets		3,038,642,095

Liabilities
Payable for investments purchased	$ 11,615,091
Payable for fund shares redeemed	4,157,824
Accrued management fee	1,301,169
Distribution and service plan fees payable	76,605
Other affiliated payables	880,568
Other payables and accrued expenses	148,534
Collateral on securities loaned, at value	417,856,605
Total liabilities		436,036,396

Net Assets		$ 2,602,605,699
Net Assets consist of:
Paid in capital		$ 3,303,577,289
Accumulated net investment loss		(129,693,237)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(317,951,928)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(253,326,425)
Net Assets		$ 2,602,605,699

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2013
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($101,201,915 ÷ 3,345,442 shares)	$ 30.25

Maximum offering price per share (100/94.25 of $30.25)	$ 32.10
Class T: Net Asset Value and redemption price per share ($24,913,398 ÷ 831,967 shares)	$ 29.95

Maximum offering price per share (100/96.50 of $29.95)	$ 31.04
Class B: Net Asset Value and offering price per share ($9,422,967 ÷ 321,900 shares)A	$ 29.27

Class C: Net Asset Value and offering price per share ($37,786,641 ÷ 1,296,192 shares)A	$ 29.15

Gold: Net Asset Value, offering price and redemption price per share ($2,301,019,217 ÷ 74,913,348 shares)	$ 30.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($128,261,561 ÷ 4,179,436 shares)	$ 30.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 45,886,618
Interest		111
Income from Fidelity Central Funds		791,623
Total income		46,678,352

Expenses
Management fee	$ 19,638,737
Transfer agent fees	10,364,827
Distribution and service plan fees	1,124,567
Accounting and security lending fees	1,461,846
Custodian fees and expenses	395,094
Independent trustees' compensation	23,350
Registration fees	243,295
Audit	48,549
Legal	13,865
Interest	6,213
Miscellaneous	39,252
Total expenses before reductions	33,359,595
Expense reductions	(515,705)	32,843,890
Net investment income (loss)		13,834,462
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(148,732,522)
Other affiliated issuers	(218,170)
Commodities	(522,357)
Foreign currency transactions	56,194
Total net realized gain (loss)		(149,416,855)
Change in net unrealized appreciation (depreciation) on: Investments	(1,259,403,752)
Assets and liabilities in foreign currencies	(20,196)
Commodities	(3,691,935)
Total change in net unrealized appreciation (depreciation)		(1,263,115,883)
Net gain (loss)		(1,412,532,738)
Net increase (decrease) in net assets resulting from operations		$ (1,398,698,276)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,834,462	$ (2,911,115)
Net realized gain (loss)	(149,416,855)	69,474,908
Change in net unrealized appreciation (depreciation)	(1,263,115,883)	(363,910,363)
Net increase (decrease) in net assets resulting from operations	(1,398,698,276)	(297,346,570)
Distributions to shareholders from net realized gain	-	(238,750,097)
Share transactions - net increase (decrease)	(374,414,799)	229,358,064
Redemption fees	209,222	461,104
Total increase (decrease) in net assets	(1,772,903,853)	(306,277,499)

Net Assets
Beginning of period	4,375,509,552	4,681,787,051
End of period (including accumulated net investment loss of $129,693,237 and accumulated net investment loss of $30,304,890, respectively)	$ 2,602,605,699	$ 4,375,509,552
See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.37	$ 50.92	$ 40.50	$ 30.45	$ 46.19
Income from Investment Operations
Net investment income (loss) C	.07	(.13)	(.30)	(.25)	(.15)
Net realized and unrealized gain (loss)	(15.19)	(2.83)	15.28	11.00	(15.44)
Total from investment operations	(15.12)	(2.96)	14.98	10.75	(15.59)
Distributions from net realized gain	-	(2.59)	(4.57)	(.71)	(.17)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.02
Net asset value, end of period	$ 30.25	$ 45.37	$ 50.92	$ 40.50	$ 30.45
Total Return A, B	(33.33)%	(6.24)%	36.99%	35.19%	(33.81)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.14%	1.16%	1.21%	1.21%
Expenses net of fee waivers, if any	1.17%	1.14%	1.15%	1.19%	1.19%
Expenses net of all reductions	1.17%	1.14%	1.14%	1.17%	1.15%
Net investment income (loss)	.18%	(.28)%	(.63)%	(.63)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,202	$ 152,969	$ 149,178	$ 82,413	$ 39,144
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.04	$ 50.68	$ 40.34	$ 30.36	$ 46.17
Income from Investment Operations
Net investment income (loss) C	(.03)	(.27)	(.43)	(.36)	(.24)
Net realized and unrealized gain (loss)	(15.06)	(2.80)	15.21	10.96	(15.42)
Total from investment operations	(15.09)	(3.07)	14.78	10.60	(15.66)
Distributions from net realized gain	-	(2.57)	(4.45)	(.63)	(.17)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.02
Net asset value, end of period	$ 29.95	$ 45.04	$ 50.68	$ 40.34	$ 30.36
Total Return A, B	(33.50)%	(6.49)%	36.62%	34.79%	(33.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.43%	1.44%	1.51%	1.47%
Expenses net of fee waivers, if any	1.44%	1.42%	1.42%	1.49%	1.45%
Expenses net of all reductions	1.44%	1.42%	1.42%	1.47%	1.41%
Net investment income (loss)	(.09)%	(.57)%	(.90)%	(.93)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,913	$ 40,664	$ 45,846	$ 26,256	$ 15,284
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 44.24	$ 50.02	$ 39.87	$ 30.08	$ 45.97
Income from Investment Operations
Net investment income (loss) C	(.21)	(.49)	(.66)	(.55)	(.40)
Net realized and unrealized gain (loss)	(14.76)	(2.76)	15.02	10.84	(15.34)
Total from investment operations	(14.97)	(3.25)	14.36	10.29	(15.74)
Distributions from net realized gain	-	(2.53)	(4.21)	(.51)	(.17)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.02
Net asset value, end of period	$ 29.27	$ 44.24	$ 50.02	$ 39.87	$ 30.08
Total Return A, B	(33.84)%	(6.95)%	35.97%	34.12%	(34.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.90%	1.93%	2.00%	1.97%
Expenses net of fee waivers, if any	1.92%	1.90%	1.92%	1.98%	1.95%
Expenses net of all reductions	1.91%	1.90%	1.91%	1.96%	1.89%
Net investment income (loss)	(.57)%	(1.04)%	(1.39)%	(1.42)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,423	$ 20,894	$ 26,837	$ 18,340	$ 8,421
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 44.05	$ 49.81	$ 39.75	$ 30.00	$ 45.85
Income from Investment Operations
Net investment income (loss) C	(.20)	(.47)	(.64)	(.53)	(.39)
Net realized and unrealized gain (loss)	(14.70)	(2.76)	14.98	10.80	(15.30)
Total from investment operations	(14.90)	(3.23)	14.34	10.27	(15.69)
Distributions from net realized gain	-	(2.53)	(4.28)	(.53)	(.17)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 29.15	$ 44.05	$ 49.81	$ 39.75	$ 30.00
Total Return A, B	(33.83)%	(6.93)%	36.01%	34.15%	(34.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.87%	1.89%	1.97%	1.97%
Expenses net of fee waivers, if any	1.92%	1.87%	1.88%	1.95%	1.95%
Expenses net of all reductions	1.91%	1.87%	1.87%	1.93%	1.89%
Net investment income (loss)	(.57)%	(1.01)%	(1.35)%	(1.39)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,787	$ 67,996	$ 72,431	$ 38,624	$ 17,544
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.96	$ 51.44	$ 40.85	$ 30.67	$ 46.37
Income from Investment Operations
Net investment income (loss) B	.16	(.02)	(.18)	(.16)	(.04)
Net realized and unrealized gain (loss)	(15.40)	(2.85)	15.43	11.10	(15.51)
Total from investment operations	(15.24)	(2.87)	15.25	10.94	(15.55)
Distributions from net realized gain	-	(2.61)	(4.67)	(.77)	(.17)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.02
Net asset value, end of period	$ 30.72	$ 45.96	$ 51.44	$ 40.85	$ 30.67
Total Return A	(33.16)%	(6.00)%	37.35%	35.52%	(33.59)%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.89%	.91%	.98%	.89%
Expenses net of fee waivers, if any	.92%	.89%	.90%	.96%	.87%
Expenses net of all reductions	.92%	.89%	.89%	.94%	.86%
Net investment income (loss)	.43%	(.03)%	(.37)%	(.40)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,301,019	$ 3,924,439	$ 4,250,249	$ 2,839,664	$ 1,881,600
Portfolio turnover rate D	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.87	$ 51.32	$ 40.77	$ 30.65	$ 46.34
Income from Investment Operations
Net investment income (loss) B	.20	.02	(.15)	(.15)	(.05)
Net realized and unrealized gain (loss)	(15.38)	(2.85)	15.41	11.08	(15.49)
Total from investment operations	(15.18)	(2.83)	15.26	10.93	(15.54)
Distributions from net realized gain	-	(2.62)	(4.72)	(.82)	(.17)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.02
Net asset value, end of period	$ 30.69	$ 45.87	$ 51.32	$ 40.77	$ 30.65
Total Return A	(33.09)%	(5.94)%	37.45%	35.50%	(33.59)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.82%	.85%	.95%	.91%
Expenses net of fee waivers, if any	.83%	.81%	.84%	.93%	.89%
Expenses net of all reductions	.82%	.81%	.83%	.91%	.86%
Net investment income (loss)	.52%	.04%	(.31)%	(.37)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,262	$ 168,548	$ 137,246	$ 38,037	$ 6,070
Portfolio turnover rate D	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2013

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2013, the Fund held $116,121,090 in the Subsidiary, representing 4.5% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

4. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 353,036,986
Gross unrealized depreciation	(764,931,082)
Net unrealized appreciation (depreciation) on securities and other investments	$ (411,894,096)

Tax Cost	$ 3,439,137,336

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (170,232,605)
Net unrealized appreciation (depreciation)	$ (411,904,952)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Short-term	$ (67,261,086)
Long-term	(102,971,519)
Total capital loss carryforward	$ (170,232,605)

The Fund intends to elect to defer to its fiscal year ending February 28, 2014 approximately $129,692,316 of ordinary losses recognized during the period November 1, 2012 to February 28, 2013.

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ -	$ 158,364,329
Long-term Capital Gains	-	80,385,768
Total	$ -	$ 238,750,097

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $625,093,559 and $972,324,125, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its net assets. Under the management contract, FMR pays all other expenses of the Subsidiary, except custodian fees.

During the period, FMR waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 315,882	$ 5,739
Class T	.25%	.25%	157,988	814
Class B	.75%	.25%	141,475	106,141
Class C	.75%	.25%	509,222	77,647
			$ 1,124,567	$ 190,341

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,740
Class T	12,343
Class B*	43,859
Class C*	7,084
$ 118,026

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 380,022.30
Class T	101,679.32
Class B	42,879.30
Class C	151,514.30
Gold	9,385,666.30
Institutional Class	303,067.21
	$ 10,364,827

Annual Report

Notes to Consolidated Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,289 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,919,951.41%		$ 5,520

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,688 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $777,921, including $19,129 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,452,333. The weighted average interest rate was .64%. The interest expense amounted to $693 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR has contractually agreed to waive the Fund's management fee in an amount equal to the management fee of the Subsidiary. During the period, this waiver reduced the Fund's management fee by $330,253. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $173,463 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $351.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $11,638.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net realized gain
Class A	$ -	$ 7,834,928
Class T	-	2,382,367
Class B	-	1,303,107
Class C	-	3,798,844
Gold	-	215,607,839
Institutional Class	-	7,823,012
Total	$ -	$ 238,750,097

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Class A
Shares sold	1,412,697	1,589,102	$ 53,420,103	$ 76,690,664
Reinvestment of distributions	-	145,713	-	7,265,756
Shares redeemed	(1,438,620)	(1,293,053)	(53,775,838)	(61,867,749)
Net increase (decrease)	(25,923)	441,762	$ (355,735)	$ 22,088,671
Class T
Shares sold	284,748	326,122	$ 10,411,769	$ 15,663,258
Reinvestment of distributions	-	46,446	-	2,308,310
Shares redeemed	(355,685)	(374,234)	(13,010,570)	(17,626,829)
Net increase (decrease)	(70,937)	(1,666)	$ (2,598,801)	$ 344,739
Class B
Shares sold	16,804	55,740	$ 624,661	$ 2,638,278
Reinvestment of distributions	-	22,881	-	1,122,370
Shares redeemed	(167,215)	(142,844)	(6,101,257)	(6,672,300)
Net increase (decrease)	(150,411)	(64,223)	$ (5,476,596)	$ (2,911,652)
Class C
Shares sold	311,882	510,073	$ 11,372,831	$ 24,191,165
Reinvestment of distributions	-	63,636	-	3,100,723
Shares redeemed	(559,180)	(484,293)	(20,004,404)	(22,585,009)
Net increase (decrease)	(247,298)	89,416	$ (8,631,573)	$ 4,706,879
Gold
Shares sold	22,313,552	30,555,727	$ 848,495,476	$ 1,483,101,053
Reinvestment of distributions	-	4,125,294	-	208,463,091
Shares redeemed	(32,795,078)	(31,912,749)	(1,225,752,483)	(1,536,990,789)
Net increase (decrease)	(10,481,526)	2,768,272	$ (377,257,007)	$ 154,573,355
Institutional Class
Shares sold	1,354,134	1,664,357	$ 51,488,741	$ 81,430,250
Reinvestment of distributions	-	146,226	-	7,344,695
Shares redeemed	(849,045)	(810,698)	(31,583,828)	(38,218,873)
Net increase (decrease)	505,089	999,885	$ 19,904,913	$ 50,556,072

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	3.11%	5.43%	14.40%
Class T (incl. 3.50% sales charge) B	5.28%	5.63%	14.45%
Class B (incl. contingent deferred sales charge) C	3.55%	5.54%	14.50%
Class C (incl. contingent deferred sales charge) D	7.58%	5.88%	14.51%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class A on February 28, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor Materials Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 9.40%, 9.10%, 8.55% and 8.58%, respectively (excluding sales charges), outpacing the 7.68% advance of the MSCI® U.S. IMI Materials 25-50 Index but trailing the S&P 500®. Compared with the broader market, the materials sector was held back in part by weakness in various metals-related groups during the first several months of the period. Versus the MSCI index, the portfolio benefited from both industry weightings and stock selection, especially in commodity chemicals, where I increased the fund's exposure to companies with ties to the construction industry. Stock picking in fertilizers/agricultural chemicals and steel also benefited the fund's results. Not owning iron-ore producer and index component Cliffs Natural Resources had a positive impact, given this stock's decline of roughly 58% against the backdrop of increasingly unfavorable supply/demand conditions for the commodity. The fund also was helped by its underweightings in metals producer Freeport-McMoRan Copper & Gold and gold miner Newmont Mining - both weak-performing constituents of the MSCI index. I sold the former and significantly reduced the latter during the period. Among overweighted positions, one key contributor was an out-of-benchmark stake in Rentech Nitrogen Partners, which I sold to lock in profits. In absolute terms, agricultural chemicals producer Monsanto was the fund's top contributor and also its largest holding, although this stock had only a small positive impact on performance relative to the index. Conversely, performance was dampened by weak picks in diversified metals/mining, a group whose allocation in the fund I significantly reduced during the period, as slowing demand from China and ample supply weighed on the share prices of these stocks. The fund's holdings in cash and cash equivalents, averaging around 3.6% of net assets during the period, also muted the fund's gain in a rising market. At the stock level, out-of-benchmark positions in two Canada-based copper mines hampered the fund's results. One of these - and the fund's biggest relative detractor - was Ivanhoe Mines, which was renamed Turquoise Hill Resources in August. This stock sold off in part on concerns about the attempt of mining giant Rio Tinto, a minority owner in Ivanhoe, to gain control of the company. Subsequently, pressure from the Mongolian government for more control and a larger share of the profits from the company's Oyu Tolgoi mine - slated to begin production in June 2013 - further depressed the stock. The shares of Copper Mountain Mining also posted a sizable loss during the period amid disappointing production numbers, which I used as an opportunity to roughly double the fund's exposure by period end. Canadian gold producer Goldcorp, another non-index position, was hampered by softness in that metal's price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.13%
Actual		$ 1,000.00	$ 1,105.40	$ 5.90
HypotheticalA		$ 1,000.00	$ 1,019.19	$ 5.66
Class T	1.42%
Actual		$ 1,000.00	$ 1,103.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.92%
Actual		$ 1,000.00	$ 1,101.10	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.88%
Actual		$ 1,000.00	$ 1,101.40	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Materials	.84%
Actual		$ 1,000.00	$ 1,107.10	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,107.00	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	9.6	8.1
LyondellBasell Industries NV Class A	4.9	4.2
Air Products & Chemicals, Inc.	4.7	5.7
E.I. du Pont de Nemours & Co.	4.3	8.3
Ecolab, Inc.	4.1	3.5
PPG Industries, Inc.	4.0	3.6
International Paper Co.	3.8	1.2
Eastman Chemical Co.	3.6	3.8
The Dow Chemical Co.	3.3	0.7
Rock-Tenn Co. Class A	3.1	3.2
	45.4
Top Industries (% of fund's net assets)
As of February 28, 2013
Chemicals	65.9%
Metals & Mining	12.3%
Containers & Packaging	8.6%
Paper & Forest Products	6.0%
Construction Materials	3.7%
All Others*	3.5%

As of August 31, 2012
Chemicals	62.5%
Metals & Mining	19.5%
Containers & Packaging	8.6%
Construction Materials	1.5%
Paper & Forest Products	1.2%
All Others*	6.7%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CHEMICALS - 65.9%
Commodity Chemicals - 10.1%
Arkema SA	115,041	$ 11,687,924
Axiall Corp.	632,739	35,800,373
Cabot Corp.	513,283	18,878,549
LyondellBasell Industries NV Class A (d)	1,463,462	85,788,142
Westlake Chemical Corp.	273,610	23,590,654
		175,745,642
Diversified Chemicals - 18.5%
E.I. du Pont de Nemours & Co.	1,551,829	74,332,609
Eastman Chemical Co.	894,076	62,343,919
FMC Corp.	881,753	53,134,436
Lanxess AG	49,593	4,203,319
PPG Industries, Inc.	514,803	69,323,372
The Dow Chemical Co.	1,793,202	56,880,367
		320,218,022
Fertilizers & Agricultural Chemicals - 9.6%
Monsanto Co.	1,643,348	166,027,448
Industrial Gases - 6.5%
Air Products & Chemicals, Inc.	947,891	81,840,909
Airgas, Inc.	308,866	30,973,082
		112,813,991
Specialty Chemicals - 21.2%
Albemarle Corp.	671,011	43,669,396
Ashland, Inc.	626,486	48,847,113
Balchem Corp.	32,824	1,323,792
Cytec Industries, Inc.	352,330	25,505,169
Ecolab, Inc.	933,679	71,473,127
NewMarket Corp.	4,004	1,007,687
PolyOne Corp.	333,286	7,595,588
Rockwood Holdings, Inc.	592,132	37,067,463
Sherwin-Williams Co.	302,027	48,804,543
Sigma Aldrich Corp.	511,144	39,388,757
W.R. Grace & Co. (a)	612,196	43,820,990
		368,503,625
TOTAL CHEMICALS		1,143,308,728
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Swisher Hygiene, Inc. (a)	262,171	369,661
CONSTRUCTION MATERIALS - 3.7%
Construction Materials - 3.7%
Lafarge SA (Bearer)	139,600	9,411,637

	Shares	Value
Martin Marietta Materials, Inc. (d)	206,511	$ 20,058,413
Vulcan Materials Co.	670,556	34,151,417
		63,621,467
CONTAINERS & PACKAGING - 8.6%
Metal & Glass Containers - 5.2%
Aptargroup, Inc.	668,539	36,060,994
Ball Corp.	937,435	41,631,488
Silgan Holdings, Inc.	316,978	13,607,866
		91,300,348
Paper Packaging - 3.4%
Graphic Packaging Holding Co. (a)	602,665	4,471,774
Rock-Tenn Co. Class A	611,384	54,076,915
		58,548,689
TOTAL CONTAINERS & PACKAGING		149,849,037
METALS & MINING - 12.3%
Diversified Metals & Mining - 2.8%
Copper Mountain Mining Corp. (a)	3,528,527	11,017,558
First Quantum Minerals Ltd. (d)	825,600	15,379,177
SunCoke Energy, Inc. (a)	237,112	3,909,977
Turquoise Hill Resources Ltd. (a)	1,499,940	9,585,071
Walter Energy, Inc. (d)	273,776	8,703,339
		48,595,122
Gold - 4.5%
Allied Nevada Gold Corp. (a)	630,372	11,535,808
Franco-Nevada Corp.	191,900	9,281,912
Goldcorp, Inc.	786,200	25,661,568
Newmont Mining Corp.	295,221	11,894,454
Royal Gold, Inc.	298,383	19,556,022
		77,929,764
Steel - 5.0%
Carpenter Technology Corp.	527,172	24,898,334
Commercial Metals Co.	1,157,189	18,873,753
Haynes International, Inc.	275,652	14,196,078
Reliance Steel & Aluminum Co.	445,602	29,672,637
		87,640,802
TOTAL METALS & MINING		214,165,688
OIL, GAS & CONSUMABLE FUELS - 0.7%
Coal & Consumable Fuels - 0.7%
Peabody Energy Corp.	554,871	11,963,019
PAPER & FOREST PRODUCTS - 6.0%
Forest Products - 0.6%
Canfor Corp. (a)	499,100	9,403,649
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - 5.4%
International Paper Co.	1,520,766	$ 66,928,912
MeadWestvaco Corp.	762,580	27,231,732
		94,160,644
TOTAL PAPER & FOREST PRODUCTS		103,564,293
TOTAL COMMON STOCKS (Cost $1,361,969,249)		1,686,841,893
Convertible Bonds - 0.4%
	Principal Amount
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc. 8% 6/1/14 (f) (Cost $7,861,200)	$ 7,861,200	7,861,200
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.1% 4/18/13 (e) (Cost $289,963)	290,000	289,967
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	40,086,153	40,086,153
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	107,374,488	107,374,488
TOTAL MONEY MARKET FUNDS (Cost $147,460,641)		147,460,641
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $1,517,581,053)		1,842,453,701
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(106,263,651)
NET ASSETS - 100%		$ 1,736,190,050
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
191 CME E-mini S&P Select Sector Materials Index Contracts	March 2013	$ 7,737,410	$ 417,650

The face value of futures purchased as a percentage of net assets is 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $289,967.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 104,759
Fidelity Securities Lending Cash Central Fund	520,779
Total	$ 625,538
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,686,841,893	$ 1,686,841,893	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
U.S. Treasury Obligations	289,967	-	289,967	-
Money Market Funds	147,460,641	147,460,641	-	-
Total Investments in Securities:	$ 1,842,453,701	$ 1,834,302,534	$ 289,967	$ 7,861,200
Derivative Instruments:
Assets
Futures Contracts	$ 417,650	$ 417,650	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 417,650	$ -
Total Value of Derivatives	$ 417,650	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.0%
Netherlands	4.9%
Canada	4.7%
France	1.2%
Others (Individually Less Than 1%)	0.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $105,779,869) - See accompanying schedule: Unaffiliated issuers (cost $1,370,120,412)	$ 1,694,993,060
Fidelity Central Funds (cost $147,460,641)	147,460,641
Total Investments (cost $1,517,581,053)		$ 1,842,453,701
Receivable for investments sold		2,511,165
Receivable for fund shares sold		3,698,364
Dividends receivable		3,018,349
Interest receivable		1,100,568
Distributions receivable from Fidelity Central Funds		45,381
Receivable for daily variation margin on futures contracts		3,820
Prepaid expenses		2,248
Receivable from investment adviser for expense reductions		2,610
Other receivables		50,560
Total assets		1,852,886,766

Liabilities
Payable for investments purchased	$ 1,546,840
Payable for fund shares redeemed	6,400,199
Accrued management fee	805,701
Distribution and service plan fees payable	131,095
Other affiliated payables	367,142
Other payables and accrued expenses	71,251
Collateral on securities loaned, at value	107,374,488
Total liabilities		116,696,716

Net Assets		$ 1,736,190,050
Net Assets consist of:
Paid in capital		$ 1,426,561,342
Undistributed net investment income		1,139,006
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,797,613)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		325,287,315
Net Assets		$ 1,736,190,050

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($219,626,960 ÷ 2,990,678 shares)	$ 73.44

Maximum offering price per share (100/94.25 of $73.44)	$ 77.92
Class T: Net Asset Value and redemption price per share ($37,859,899 ÷ 518,288 shares)	$ 73.05

Maximum offering price per share (100/96.50 of $73.05)	$ 75.70
Class B: Net Asset Value and offering price per share ($10,218,145 ÷ 141,513 shares)A	$ 72.21

Class C: Net Asset Value and offering price per share ($75,007,445 ÷ 1,042,381 shares)A	$ 71.96

Materials: Net Asset Value, offering price and redemption price per share ($1,146,781,958 ÷ 15,564,516 shares)	$ 73.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($246,695,643 ÷ 3,353,200 shares)	$ 73.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 29,263,795
Interest		631,374
Income from Fidelity Central Funds		625,538
Total income		30,520,707

Expenses
Management fee	$ 7,954,444
Transfer agent fees	3,476,538
Distribution and service plan fees	1,291,538
Accounting and security lending fees	454,958
Custodian fees and expenses	35,218
Independent trustees' compensation	9,216
Registration fees	204,637
Audit	49,183
Legal	5,043
Miscellaneous	14,328
Total expenses before reductions	13,495,103
Expense reductions	(137,302)	13,357,801
Net investment income (loss)		17,162,906
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,685,188
Foreign currency transactions	(38,891)
Futures contracts	1,204,377
Total net realized gain (loss)		19,850,674
Change in net unrealized appreciation (depreciation) on: Investment securities	92,958,506
Assets and liabilities in foreign currencies	(2,983)
Futures contracts	(743,685)
Total change in net unrealized appreciation (depreciation)		92,211,838
Net gain (loss)		112,062,512
Net increase (decrease) in net assets resulting from operations		$ 129,225,418

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,162,906	$ 11,168,253
Net realized gain (loss)	19,850,674	34,880,798
Change in net unrealized appreciation (depreciation)	92,211,838	(65,841,883)
Net increase (decrease) in net assets resulting from operations	129,225,418	(19,792,832)
Distributions to shareholders from net investment income	(15,064,080)	(9,840,737)
Distributions to shareholders from net realized gain	(31,892,999)	(7,461,289)
Total distributions	(46,957,079)	(17,302,026)
Share transactions - net increase (decrease)	219,532,050	(18,941,790)
Redemption fees	63,898	99,276
Total increase (decrease) in net assets	301,864,287	(55,937,372)

Net Assets
Beginning of period	1,434,325,763	1,490,263,135
End of period (including undistributed net investment income of $1,139,006 and undistributed net investment income of $797,816, respectively)	$ 1,736,190,050	$ 1,434,325,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.23	$ 69.96	$ 52.54	$ 27.65	$ 57.00
Income from Investment Operations
Net investment income (loss) C	.70	.40	1.08 F	.30 G	.22
Net realized and unrealized gain (loss)	5.69	(.35)	17.40	24.90	(29.46)
Total from investment operations	6.39	.05	18.48	25.20	(29.24)
Distributions from net investment income	(.63)	(.40)	(1.06)	(.32)	(.12)
Distributions from net realized gain	(1.55)	(.38)	(.01)	-	-
Total distributions	(2.18)	(.78)	(1.07)	(.32)	(.12)
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 73.44	$ 69.23	$ 69.96	$ 52.54	$ 27.65
Total Return A, B	9.40%	.21%	35.33%	91.25%	(51.30)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.13%	1.13%	1.16%	1.23%	1.21%
Expenses net of fee waivers, if any	1.13%	1.13%	1.16%	1.23%	1.21%
Expenses net of all reductions	1.12%	1.13%	1.15%	1.22%	1.20%
Net investment income (loss)	1.02%	.61%	1.81% F	.65% G	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,627	$ 157,781	$ 124,160	$ 52,352	$ 10,796
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 68.91	$ 69.68	$ 52.35	$ 27.56	$ 56.80
Income from Investment Operations
Net investment income (loss) C	.50	.21	.90 F	.16 G	.10
Net realized and unrealized gain (loss)	5.66	(.35)	17.34	24.81	(29.32)
Total from investment operations	6.16	(.14)	18.24	24.97	(29.22)
Distributions from net investment income	(.46)	(.25)	(.92)	(.19)	(.03)
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(2.02) L	(.63)	(.92)	(.19)	(.03)
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 73.05	$ 68.91	$ 69.68	$ 52.35	$ 27.56
Total Return A, B	9.10%	(.09)%	34.98%	90.70%	(51.43)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.42%	1.42%	1.44%	1.52%	1.46%
Expenses net of fee waivers, if any	1.42%	1.42%	1.44%	1.52%	1.46%
Expenses net of all reductions	1.41%	1.41%	1.43%	1.51%	1.46%
Net investment income (loss)	.73%	.33%	1.54% F	.35% G	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,860	$ 28,290	$ 25,570	$ 14,712	$ 4,944
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 68.13	$ 68.95	$ 51.86	$ 27.35	$ 56.59
Income from Investment Operations
Net investment income (loss) C	.16	(.11)	.60 F	(.07) G	(.12)
Net realized and unrealized gain (loss)	5.57	(.33)	17.13	24.61	(29.13)
Total from investment operations	5.73	(.44)	17.73	24.54	(29.25)
Distributions from net investment income	(.10)	-	(.65)	(.04)	-
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(1.65)	(.38)	(.65)	(.04)	-
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 72.21	$ 68.13	$ 68.95	$ 51.86	$ 27.35
Total Return A, B	8.55%	(.57)%	34.29%	89.79%	(51.67)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.92%	1.91%	1.93%	2.02%	1.95%
Expenses net of fee waivers, if any	1.92%	1.91%	1.93%	2.02%	1.95%
Expenses net of all reductions	1.91%	1.91%	1.92%	2.01%	1.95%
Net investment income (loss)	.24%	(.17)%	1.04% F	(.15)% G	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,218	$ 11,040	$ 13,507	$ 9,538	$ 2,601
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 67.98	$ 68.78	$ 51.79	$ 27.31	$ 56.50
Income from Investment Operations
Net investment income (loss) C	.18	(.10)	.61 F	(.06) G	(.13)
Net realized and unrealized gain (loss)	5.55	(.32)	17.09	24.57	(29.07)
Total from investment operations	5.73	(.42)	17.70	24.51	(29.20)
Distributions from net investment income	(.20)	-	(.72)	(.04)	-
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(1.75)	(.38)	(.72)	(.04)	-
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 71.96	$ 67.98	$ 68.78	$ 51.79	$ 27.31
Total Return A, B	8.58%	(.55)%	34.29%	89.82%	(51.66)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.89%	1.93%	2.01%	1.95%
Expenses net of fee waivers, if any	1.89%	1.89%	1.93%	2.01%	1.95%
Expenses net of all reductions	1.88%	1.89%	1.92%	2.00%	1.95%
Net investment income (loss)	.26%	(.15)%	1.04% F	(.13)% G	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 75,007	$ 58,296	$ 46,525	$ 20,469	$ 5,509
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.41	$ 70.11	$ 52.61	$ 27.66	$ 57.01
Income from Investment Operations
Net investment income (loss) B	.90	.60	1.25 E	.43 F	.38
Net realized and unrealized gain (loss)	5.71	(.37)	17.43	24.91	(29.54)
Total from investment operations	6.61	.23	18.68	25.34	(29.16)
Distributions from net investment income	(.79)	(.55)	(1.16)	(.40)	(.20)
Distributions from net realized gain	(1.55)	(.38)	(.03)	-	-
Total distributions	(2.34)	(.93)	(1.19)	(.40)	(.20)
Redemption fees added to paid in capital B	- J	- J	.01	.01	.01
Net asset value, end of period	$ 73.68	$ 69.41	$ 70.11	$ 52.61	$ 27.66
Total Return A	9.71%	.49%	35.70%	91.77%	(51.15)%
Ratios to Average Net Assets C, G
Expenses before reductions	.85%	.85%	.88%	.96%	.90%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.96%	.90%
Expenses net of all reductions	.84%	.84%	.87%	.94%	.90%
Net investment income (loss)	1.30%	.90%	2.10% E	.92% F	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,146,782	$ 1,089,619	$ 1,195,371	$ 604,475	$ 127,551
Portfolio turnover rate D	61%	94%	87%	104% H	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..70%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.35	$ 70.05	$ 52.58	$ 27.66	$ 57.00
Income from Investment Operations
Net investment income (loss) B	.90	.60	1.28 E	.46 F	.38
Net realized and unrealized gain (loss)	5.70	(.36)	17.40	24.89	(29.53)
Total from investment operations	6.60	.24	18.68	25.35	(29.15)
Distributions from net investment income	(.83)	(.56)	(1.19)	(.44)	(.20)
Distributions from net realized gain	(1.55)	(.38)	(.03)	-	-
Total distributions	(2.38)	(.94)	(1.22)	(.44)	(.20)
Redemption fees added to paid in capital B	- J	- J	.01	.01	.01
Net asset value, end of period	$ 73.57	$ 69.35	$ 70.05	$ 52.58	$ 27.66
Total Return A	9.71%	.50%	35.73%	91.79%	(51.15)%
Ratios to Average Net Assets C, G
Expenses before reductions	.85%	.84%	.86%	.94%	.90%
Expenses net of fee waivers, if any	.85%	.84%	.86%	.94%	.90%
Expenses net of all reductions	.84%	.83%	.85%	.93%	.90%
Net investment income (loss)	1.30%	.91%	2.11% E	.94% F	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,696	$ 89,299	$ 85,130	$ 13,670	$ 719
Portfolio turnover rate D	61%	94%	87%	104% H	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..72%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 369,676,346
Gross unrealized depreciation	(47,344,015)
Net unrealized appreciation (depreciation) on securities and other investments	$ 322,332,331

Tax Cost	$ 1,520,121,370

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,139,008
Undistributed long-term capital gain	$ 374,657
Net unrealized appreciation (depreciation)	$ 322,329,348

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 15,064,080	$ 9,840,737
Long-term Capital Gains	31,892,999	7,461,289
Total	$ 46,957,079	$ 17,302,026

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. At February 28, 2013 capital loss carryforwards were as follows:

Fiscal year of expiration:
2017	$ (2,033,557)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (3,137,332)

The Fund acquired $3,137,332 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,204,377 and a change in net unrealized appreciation (depreciation) of $(743,685) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,052,076,740 and $837,936,289, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 427,638	$ 10,034
Class T	.25%	.25%	153,568	902
Class B	.75%	.25%	102,442	76,934
Class C	.75%	.25%	607,890	167,651
			$ 1,291,538	$ 255,521

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 151,786
Class T	13,666
Class B*	18,449
Class C*	13,222
$ 197,123

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 461,680.27
Class T	94,591.31
Class B	30,998.30
Class C	165,490.27
Materials	2,436,019.24
Institutional Class	287,760.24
	$ 3,476,538

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,947 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,636 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $520,779. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134,582 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $110.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,610.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
From net investment income
Class A	$ 1,631,593	$ 868,107
Class T	221,281	100,314
Class B	14,451	-
Class C	183,511	-
Materials	11,420,509	8,266,851
Institutional Class	1,592,735	605,465
Total	$ 15,064,080	$ 9,840,737
From net realized gain
Class A	$ 3,967,803	$ 816,536
Class T	717,303	151,869
Class B	228,009	66,321
Class C	1,411,838	312,224
Materials	22,783,457	5,701,275
Institutional Class	2,784,589	413,064
Total	$ 31,892,999	$ 7,461,289

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2013	Year Ended February 29, 2012
Class A
Shares sold	1,611,922	1,406,389	$ 112,576,195	$ 95,285,956
Reinvestment of distributions	68,775	23,605	4,804,595	1,462,799
Shares redeemed	(969,159)	(925,476)	(66,285,158)	(60,145,567)
Net increase (decrease)	711,538	504,518	$ 51,095,632	$ 36,603,188

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2013	Year Ended February 29, 2012
Class T
Shares sold	205,283	150,265	$ 14,234,477	$ 10,197,019
Reinvestment of distributions	12,892	3,964	896,667	244,682
Shares redeemed	(110,407)	(110,682)	(7,498,384)	(7,174,563)
Net increase (decrease)	107,768	43,547	$ 7,632,760	$ 3,267,138
Class B
Shares sold	21,997	35,651	$ 1,493,049	$ 2,318,398
Reinvestment of distributions	3,022	909	207,121	55,554
Shares redeemed	(45,545)	(70,403)	(3,081,508)	(4,524,937)
Net increase (decrease)	(20,526)	(33,843)	$ (1,381,338)	$ (2,150,985)
Class C
Shares sold	423,105	456,374	$ 29,248,360	$ 30,369,453
Reinvestment of distributions	19,249	4,184	1,317,196	254,995
Shares redeemed	(257,585)	(279,339)	(17,263,032)	(17,740,501)
Net increase (decrease)	184,769	181,219	$ 13,302,524	$ 12,883,947
Materials
Shares sold	5,306,846	6,950,456	$ 372,534,797	$ 471,314,225
Reinvestment of distributions	464,930	214,200	32,543,457	13,299,700
Shares redeemed	(5,905,812)	(8,516,169)	(406,043,890)	(562,008,908)
Net increase (decrease)	(134,036)	(1,351,513)	$ (965,636)	$ (77,394,983)
Institutional Class
Shares sold	2,986,457	1,444,894	$ 212,651,449	$ 97,144,756
Reinvestment of distributions	54,139	13,291	3,797,777	824,595
Shares redeemed	(975,090)	(1,385,770)	(66,601,118)	(90,119,446)
Net increase (decrease)	2,065,506	72,415	$ 149,848,108	$ 7,849,905

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	7.41%	4.22%	8.76%
Class T (incl. 3.50% sales charge) B	9.64%	4.41%	8.83%
Class B (incl. contingent deferred sales charge) C	8.11%	4.33%	8.89%
Class C (incl. contingent deferred sales charge) D	12.14%	4.68%	8.91%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class A on February 28, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Matthew Drukker, who became Portfolio Manager of Fidelity Advisor® Telecommunications Fund on January 22, 2013: For the year, the fund's Class A, Class T, Class B and Class C shares advanced 13.97%, 13.61%, 13.11% and 13.14%, respectively (excluding sales charges), trailing the 15.35% result of the MSCI® U.S. IMI Telecommunications Services 25-50 Index, but straddling the S&P 500®. The market experienced some turbulent swings this period, and investors generally favored large integrated telecom stocks because of their high dividend yields and more-defensive characteristics. Not surprisingly, a significant driver of the fund's and index's solid absolute returns was their heavy exposure - 55% and 63% average weightings, respectively - to the group. That said, the fund did give up some ground to the MSCI index during the period due to forced underweightings - stemming from diversification rules imposed under the Internal Revenue Code - in telecom giants Verizon Communications and AT&T, which together comprised about 45% of the sector benchmark. Verizon, the fund's biggest relative detractor, and AT&T performed quite well over the one-year stretch, each boasting a double-digit return. Alaskan telecom provider General Communications was another miss. The fund owned a larger-than-benchmark stake in the stock, as the prior manager believed this company would grow faster than many of its U.S. integrated telecom counterparts. Unfortunately, stocks of companies with exposure to Alaska were often influenced by temperamental oil prices. Overweighting integrated telecom CenturyLink weighed on performance, particularly when the stock plunged late in the period after the company reported weak fourth-quarter results, cut its quarterly dividend and issued mixed guidance. Elsewhere, wireless broadband mobile services provider MetroPCS Communications lagged the sector benchmark early on and the fund's slightly overweighted position at that time hurt performance. Conversely, the fund tended to steer clear of small-cap integrated telecom companies with subscale operations and declining revenues, which was the right call during the year, as largely avoiding benchmark components that fit these criteria - such as Elephant Talk Communications, Lumos Networks and Alaska Communications Systems Group, and underweighting Windstream - were among the fund's biggest contributors. Elephant Talk provides software and services to telecom companies across the globe. Its exposure to the hard-hit eurozone, along with disappointing financial results, caused shares to plummet. Avoiding Lumos Networks, a fiber-based network services provider operating in the Mid-Atlantic region, and underweighting integrated telecom firm Windstream was beneficial, as shares of both index components tumbled on poor financial results. Lastly, Alaska Communications was hurt by its exposure to this state, as the price of oil - the state's primary source of revenue - was volatile during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.18%
Actual		$ 1,000.00	$ 1,049.00	$ 5.99
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.47%
Actual		$ 1,000.00	$ 1,047.60	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.93%
Actual		$ 1,000.00	$ 1,045.20	$ 9.79
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.90%
Actual		$ 1,000.00	$ 1,045.20	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.49
Telecommunications	.86%
Actual		$ 1,000.00	$ 1,050.80	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31
Institutional Class	.82%
Actual		$ 1,000.00	$ 1,051.00	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	25.3	18.1
American Tower Corp.	7.1	0.0
AT&T, Inc.	6.6	21.5
SBA Communications Corp. Class A	5.6	5.0
CenturyLink, Inc.	5.6	9.6
Vodafone Group PLC sponsored ADR	4.4	3.3
Sprint Nextel Corp.	3.9	5.1
Telephone & Data Systems, Inc.	2.9	2.9
Clearwire Corp. Class A	2.6	1.7
General Communications, Inc. Class A	2.5	2.6
	66.5
Top Industries (% of fund's net assets)
As of February 28, 2013
Diversified Telecommunication Services	56.9%
Wireless Telecommunication Services	28.0%
Real Estate Investment Trusts	7.1%
Media	2.1%
Electronic Equipment & Components	1.5%
All Others*	4.4%

As of August 31, 2012
Diversified Telecommunication Services	67.3%
Wireless Telecommunication Services	27.5%
Media	1.7%
Software	0.2%
Communications Equipment	0.0%
All Others*	3.3%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
Symmetricom, Inc. (a)	338,300	$ 1,671,202
COMPUTERS & PERIPHERALS - 0.3%
Computer Hardware - 0.3%
Apple, Inc.	2,241	989,177
DIVERSIFIED TELECOMMUNICATION SERVICES - 56.9%
Alternative Carriers - 9.8%
Cogent Communications Group, Inc.	378,402	9,516,810
inContact, Inc. (a)	262,200	1,780,338
Iridium Communications, Inc. (a)	16,600	101,426
Level 3 Communications, Inc. (a)	479,895	9,588,302
Lumos Networks Corp.	301,762	3,446,122
tw telecom, inc. (a)	343,657	8,701,395
Vonage Holdings Corp. (a)	2,186,000	5,771,040
		38,905,433
Integrated Telecommunication Services - 47.1%
AT&T, Inc.	721,319	25,902,565
Atlantic Tele-Network, Inc.	137,400	6,457,800
CenturyLink, Inc.	642,484	22,274,920
Cincinnati Bell, Inc. (a)	808,400	2,627,300
Consolidated Communications Holdings, Inc.	53,298	895,406
Elephant Talk Communication, Inc. (a)(d)	326,540	391,848
Frontier Communications Corp. (d)	2,098,500	8,687,790
General Communications, Inc. Class A (a)	1,160,061	9,802,515
IDT Corp. Class B	51,100	516,621
Koninklijke KPN NV (d)	461,212	1,573,982
Telecom Italia SpA	1,147,800	844,086
Telefonica Brasil SA sponsored ADR	236,963	6,246,345
Verizon Communications, Inc.	2,155,147	100,278,991
Windstream Corp.	182	1,563
		186,501,732
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		225,407,165
ELECTRONIC EQUIPMENT & COMPONENTS - 1.5%
Electronic Manufacturing Services - 1.5%
Flextronics International Ltd. (a)	899,300	5,980,345
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Velti PLC (a)	145,900	536,912
MEDIA - 2.1%
Cable & Satellite - 2.1%
Cablevision Systems Corp. - NY Group Class A	54,425	761,406
Comcast Corp. Class A	65,700	2,614,203

	Shares	Value
Liberty Global, Inc. Class A (a)	42,318	$ 2,915,287
Time Warner Cable, Inc.	22,881	1,976,690
		8,267,586
REAL ESTATE INVESTMENT TRUSTS - 7.1%
Specialized REITs - 7.1%
American Tower Corp.	362,800	28,153,280
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
Semiconductors - 0.8%
Broadcom Corp. Class A	94,031	3,207,397
SOFTWARE - 0.4%
Application Software - 0.4%
Synchronoss Technologies, Inc. (a)	45,603	1,375,843
WIRELESS TELECOMMUNICATION SERVICES - 28.0%
Wireless Telecommunication Services - 28.0%
America Movil S.A.B. de CV Series L sponsored ADR	197,000	4,115,330
Boingo Wireless, Inc. (a)	262,815	1,597,915
Clearwire Corp. Class A (a)	3,309,836	10,326,688
Crown Castle International Corp. (a)	102,183	7,132,373
Leap Wireless International, Inc. (a)(d)	89,900	480,965
MetroPCS Communications, Inc. (a)	877,806	8,602,499
Millicom International Cellular SA (depository receipt)	11,000	863,175
Mobile TeleSystems OJSC sponsored ADR	114,694	2,373,019
NII Holdings, Inc. (a)	492,400	2,373,368
NTELOS Holdings Corp.	15,706	196,011
NTT DoCoMo, Inc.	1,327	2,051,525
SBA Communications Corp. Class A (a)	313,556	22,300,103
Sprint Nextel Corp. (a)	2,668,950	15,479,910
Telephone & Data Systems, Inc.	506,600	11,596,074
TIM Participacoes SA	229,200	1,001,607
U.S. Cellular Corp. (a)	79,700	2,932,163
Vodafone Group PLC sponsored ADR	696,300	17,504,982
		110,927,707
TOTAL COMMON STOCKS (Cost $399,839,378)		386,516,614
Money Market Funds - 5.2%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	12,575,761	$ 12,575,761
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	8,239,903	8,239,903
TOTAL MONEY MARKET FUNDS (Cost $20,815,664)		20,815,664
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $420,655,042)		407,332,278
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(11,234,417)
NET ASSETS - 100%		$ 396,097,861
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,115
Fidelity Securities Lending Cash Central Fund	316,632
Total	$ 345,747
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 386,516,614	$ 383,621,003	$ 2,895,611	$ -
Money Market Funds	20,815,664	20,815,664	-	-
Total Investments in Securities:	$ 407,332,278	$ 404,436,667	$ 2,895,611	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.2%
United Kingdom	4.4%
Brazil	1.9%
Singapore	1.5%
Mexico	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $7,933,343) - See accompanying schedule: Unaffiliated issuers (cost $399,839,378)	$ 386,516,614
Fidelity Central Funds (cost $20,815,664)	20,815,664
Total Investments (cost $420,655,042)		$ 407,332,278
Receivable for investments sold		6,938,541
Receivable for fund shares sold		140,517
Dividends receivable		66,205
Distributions receivable from Fidelity Central Funds		22,752
Prepaid expenses		874
Receivable from investment adviser for expense reductions		350
Other receivables		24,377
Total assets		414,525,894

Liabilities
Payable for investments purchased	$ 9,698,693
Payable for fund shares redeemed	173,973
Accrued management fee	185,668
Distribution and service plan fees payable	7,161
Other affiliated payables	88,075
Other payables and accrued expenses	34,560
Collateral on securities loaned, at value	8,239,903
Total liabilities		18,428,033

Net Assets		$ 396,097,861
Net Assets consist of:
Paid in capital		$ 421,537,330
Undistributed net investment income		1,584,319
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,698,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(13,324,894)
Net Assets		$ 396,097,861

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,449,412 ÷ 125,031 shares)	$ 51.58

Maximum offering price per share (100/94.25 of $51.58)	$ 54.73
Class T: Net Asset Value and redemption price per share ($4,237,276 ÷ 82,419 shares)	$ 51.41

Maximum offering price per share (100/96.50 of $51.41)	$ 53.27
Class B: Net Asset Value and offering price per share ($575,989 ÷ 11,156 shares)A	$ 51.63

Class C: Net Asset Value and offering price per share ($4,353,220 ÷ 84,570 shares)A	$ 51.47

Telecommunications: Net Asset Value, offering price and redemption price per share ($377,841,071 ÷ 7,300,752 shares)	$ 51.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,640,893 ÷ 51,131 shares)	$ 51.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 12,424,007
Interest		72
Income from Fidelity Central Funds		345,747
Total income		12,769,826

Expenses
Management fee	$ 2,234,749
Transfer agent fees	947,758
Distribution and service plan fees	77,446
Accounting and security lending fees	159,773
Custodian fees and expenses	10,570
Independent trustees' compensation	2,693
Registration fees	79,762
Audit	50,173
Legal	2,845
Miscellaneous	3,614
Total expenses before reductions	3,569,383
Expense reductions	(61,113)	3,508,270
Net investment income (loss)		9,261,556
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,363,660
Foreign currency transactions	(6,576)
Total net realized gain (loss)		44,357,084
Change in net unrealized appreciation (depreciation) on: Investment securities	3,166,454
Assets and liabilities in foreign currencies	(713)
Total change in net unrealized appreciation (depreciation)		3,165,741
Net gain (loss)		47,522,825
Net increase (decrease) in net assets resulting from operations		$ 56,784,381

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,261,556	$ 5,541,550
Net realized gain (loss)	44,357,084	24,725,843
Change in net unrealized appreciation (depreciation)	3,165,741	(35,725,245)
Net increase (decrease) in net assets resulting from operations	56,784,381	(5,457,852)
Distributions to shareholders from net investment income	(8,401,078)	(4,955,219)
Share transactions - net increase (decrease)	(7,060,825)	(2,457,615)
Redemption fees	3,280	35,055
Total increase (decrease) in net assets	41,325,758	(12,835,631)

Net Assets
Beginning of period	354,772,103	367,607,734
End of period (including undistributed net investment income of $1,584,319 and undistributed net investment income of $730,417, respectively)	$ 396,097,861	$ 354,772,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.12	$ 46.93	$ 37.64	$ 26.66	$ 42.56
Income from Investment Operations
Net investment income (loss) C	.99	.56	.57	.67	.22
Net realized and unrealized gain (loss)	5.43	(.86)	9.49	10.55	(15.60)
Total from investment operations	6.42	(.30)	10.06	11.22	(15.38)
Distributions from net investment income	(.96)	(.51)	(.77)	(.19)	(.35) F
Distributions from net realized gain	-	-	-	(.05)	(.18) F
Total distributions	(.96)	(.51)	(.77)	(.24) J	(.52) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.58	$ 46.12	$ 46.93	$ 37.64	$ 26.66
Total Return A, B	13.97%	(.54)%	26.87%	42.07%	(36.16)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.18%	1.20%	1.20%	1.26%	1.21%
Expenses net of fee waivers, if any	1.18%	1.20%	1.20%	1.26%	1.21%
Expenses net of all reductions	1.17%	1.18%	1.18%	1.24%	1.21%
Net investment income (loss)	2.01%	1.21%	1.35%	1.89%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,449	$ 4,677	$ 4,305	$ 3,343	$ 2,112
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. K Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.01	$ 46.81	$ 37.55	$ 26.68	$ 42.49
Income from Investment Operations
Net investment income (loss) C	.85	.42	.45	.57	.12
Net realized and unrealized gain (loss)	5.39	(.84)	9.47	10.54	(15.56)
Total from investment operations	6.24	(.42)	9.92	11.11	(15.44)
Distributions from net investment income	(.84)	(.38)	(.66)	(.22)	(.24) F
Distributions from net realized gain	-	-	-	(.03)	(.13) F
Total distributions	(.84)	(.38)	(.66)	(.24) J	(.37) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.41	$ 46.01	$ 46.81	$ 37.55	$ 26.68
Total Return A, B	13.61%	(.82)%	26.54%	41.64%	(36.34)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.48%	1.49%	1.48%	1.55%	1.49%
Expenses net of fee waivers, if any	1.48%	1.49%	1.48%	1.55%	1.49%
Expenses net of all reductions	1.46%	1.47%	1.46%	1.53%	1.48%
Net investment income (loss)	1.72%	.92%	1.06%	1.60%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,237	$ 2,702	$ 2,882	$ 2,051	$ 620
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. K Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.14	$ 46.93	$ 37.60	$ 26.71	$ 42.42
Income from Investment Operations
Net investment income (loss) C	.62	.21	.25	.40	(.05)
Net realized and unrealized gain (loss)	5.42	(.83)	9.48	10.54	(15.49)
Total from investment operations	6.04	(.62)	9.73	10.94	(15.54)
Distributions from net investment income	(.55)	(.17)	(.40)	(.04)	(.11) F
Distributions from net realized gain	-	-	-	(.01)	(.06) F
Total distributions	(.55)	(.17)	(.40)	(.05) J	(.17) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.63	$ 46.14	$ 46.93	$ 37.60	$ 26.71
Total Return A, B	13.11%	(1.29)%	25.96%	40.97%	(36.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.95%	1.95%	2.01%	1.97%
Expenses net of fee waivers, if any	1.93%	1.95%	1.95%	2.01%	1.97%
Expenses net of all reductions	1.92%	1.93%	1.93%	2.00%	1.96%
Net investment income (loss)	1.26%	.47%	.60%	1.13%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 576	$ 596	$ 706	$ 641	$ 363
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. K Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.02	$ 46.89	$ 37.61	$ 26.76	$ 42.42
Income from Investment Operations
Net investment income (loss) C	.63	.22	.26	.41	(.05)
Net realized and unrealized gain (loss)	5.41	(.84)	9.46	10.56	(15.50)
Total from investment operations	6.04	(.62)	9.72	10.97	(15.55)
Distributions from net investment income	(.59)	(.25)	(.44)	(.10)	(.07) F
Distributions from net realized gain	-	-	-	(.02)	(.05) F
Total distributions	(.59)	(.25)	(.44)	(.12) J	(.11) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.47	$ 46.02	$ 46.89	$ 37.61	$ 26.76
Total Return A, B	13.14%	(1.27)%	25.95%	41.00%	(36.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.93%	1.94%	2.01%	1.97%
Expenses net of fee waivers, if any	1.90%	1.93%	1.94%	2.01%	1.97%
Expenses net of all reductions	1.89%	1.91%	1.92%	2.00%	1.96%
Net investment income (loss)	1.29%	.48%	.61%	1.13%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,353	$ 3,514	$ 3,035	$ 2,151	$ 371
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. K Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.26	$ 47.07	$ 37.73	$ 26.74	$ 42.70
Income from Investment Operations
Net investment income (loss) B	1.15	.70	.69	.76	.30
Net realized and unrealized gain (loss)	5.43	(.86)	9.52	10.59	(15.65)
Total from investment operations	6.58	(.16)	10.21	11.35	(15.35)
Distributions from net investment income	(1.09)	(.65)	(.87)	(.31)	(.41) E
Distributions from net realized gain	-	-	-	(.05)	(.20) E
Total distributions	(1.09)	(.65)	(.87)	(.36) I	(.61) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 51.75	$ 46.26	$ 47.07	$ 37.73	$ 26.74
Total Return A	14.30%	(.23)%	27.24%	42.43%	(36.00)%
Ratios to Average Net Assets C, F
Expenses before reductions	.87%	.90%	.92%	.99%	.97%
Expenses net of fee waivers, if any	.87%	.90%	.92%	.99%	.97%
Expenses net of all reductions	.85%	.88%	.91%	.98%	.96%
Net investment income (loss)	2.33%	1.52%	1.62%	2.15%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 377,841	$ 342,262	$ 354,938	$ 279,704	$ 196,231
Portfolio turnover rate D	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.20	$ 47.02	$ 37.69	$ 26.73	$ 42.65
Income from Investment Operations
Net investment income (loss) B	1.17	.70	.71	.84	.34
Net realized and unrealized gain (loss)	5.42	(.88)	9.50	10.55	(15.67)
Total from investment operations	6.59	(.18)	10.21	11.39	(15.33)
Distributions from net investment income	(1.14)	(.64)	(.88)	(.38)	(.40) E
Distributions from net realized gain	-	-	-	(.05)	(.20) E
Total distributions	(1.14)	(.64)	(.88)	(.43) I	(.59) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 51.65	$ 46.20	$ 47.02	$ 37.69	$ 26.73
Total Return A	14.33%	(.26)%	27.27%	42.59%	(35.99)%
Ratios to Average Net Assets C, F
Expenses before reductions	.85%	.89%	.91%	.86%	.91%
Expenses net of fee waivers, if any	.85%	.89%	.91%	.86%	.91%
Expenses net of all reductions	.83%	.87%	.89%	.84%	.90%
Net investment income (loss)	2.35%	1.52%	1.64%	2.29%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,641	$ 1,022	$ 1,743	$ 1,101	$ 68
Portfolio turnover rate D	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. J Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,237,253
Gross unrealized depreciation	(53,653,112)
Net unrealized appreciation (depreciation) on securities and other investments	$ (22,415,859)

Tax Cost	$ 429,748,137

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,584,607
Capital loss carryforward	$ (4,605,799)
Net unrealized appreciation (depreciation)	$ (22,417,989)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (4,605,799)

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 8,401,078	$ 4,955,219

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $292,408,210 and $291,614,126, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 14,849	$ 541
Class T	.25%	.25%	17,870	70
Class B	.75%	.25%	6,575	4,941
Class C	.75%	.25%	38,152	9,096
			$ 77,446	$ 14,648

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,421
Class T	2,485
Class B*	1,042
Class C*	869
$ 9,817

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 17,802.30
Class T	12,230.34
Class B	1,983.30
Class C	10,279.27
Telecommunications	902,150.23
Institutional Class	3,314.21
	$ 947,758

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,997 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,031 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,380,500. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $316,632, including $55,252 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60,763 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $350.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net investment income
Class A	$ 115,461	$ 54,285
Class T	65,641	24,009
Class B	6,964	2,206
Class C	43,780	19,099
Telecommunications	8,113,006	4,833,836
Institutional Class	56,226	21,784
Total	$ 8,401,078	$ 4,955,219

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Class A
Shares sold	76,572	70,128	$ 3,760,739	$ 3,321,351
Reinvestment of distributions	1,839	1,116	92,540	47,447
Shares redeemed	(54,776)	(61,569)	(2,738,397)	(2,787,444)
Net increase (decrease)	23,635	9,675	$ 1,114,882	$ 581,354
Class T
Shares sold	48,620	24,101	$ 2,392,044	$ 1,100,865
Reinvestment of distributions	1,268	557	63,823	23,555
Shares redeemed	(26,195)	(27,493)	(1,317,712)	(1,235,915)
Net increase (decrease)	23,693	(2,835)	$ 1,138,155	$ (111,495)
Class B
Shares sold	3,053	1,659	$ 144,445	$ 77,673
Reinvestment of distributions	133	46	6,751	1,965
Shares redeemed	(4,941)	(3,832)	(248,673)	(176,016)
Net increase (decrease)	(1,755)	(2,127)	$ (97,477)	$ (96,378)
Class C
Shares sold	26,248	30,950	$ 1,304,972	$ 1,412,876
Reinvestment of distributions	594	313	29,972	13,236
Shares redeemed	(18,620)	(19,633)	(912,596)	(879,199)
Net increase (decrease)	8,222	11,630	$ 422,348	$ 546,913
Telecommunications
Shares sold	3,283,802	3,856,487	$ 158,174,294	$ 180,498,933
Reinvestment of distributions	156,090	108,713	7,859,416	4,652,114
Shares redeemed	(3,538,446)	(4,106,690)	(177,183,415)	(188,141,891)
Net increase (decrease)	(98,554)	(141,490)	$ (11,149,705)	$ (2,990,844)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Institutional Class
Shares sold	41,031	107,857	$ 2,107,286	$ 5,158,491
Reinvestment of distributions	986	401	49,926	17,134
Shares redeemed	(13,014)	(123,190)	(646,240)	(5,562,790)
Net increase (decrease)	29,003	(14,932)	$ 1,510,972	$ (387,165)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 20% of the total outstanding shares of the Fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio(funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/15/13	04/12/13	$0.178	$2.121
Class T	04/15/13	04/12/13	$0.142	$2.121
Class B	04/15/13	04/12/13	$0.061	$2.121
Class C	04/15/13	04/12/13	$0.081	$2.121
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/15/13	04/12/13	$0.000	$0.000
Class T	04/15/13	04/12/13	$0.000	$0.000
Class B	04/15/13	04/12/13	$0.000	$0.000
Class C	04/15/13	04/12/13	$0.000	$0.000
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/15/13	04/12/13	$0.032	$0.017
Class T	04/15/13	04/12/13	$0.000	$0.017
Class B	04/15/13	04/12/13	$0.000	$0.017
Class C	04/15/13	04/12/13	$0.000	$0.017
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/15/13	04/12/13	$0.173	$0.000
Class T	04/15/13	04/12/13	$0.147	$0.000
Class B	04/15/13	04/12/13	$0.095	$0.000
Class C	04/15/13	04/12/13	$0.119	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$81,679,202
Materials Portfolio	$25,407,156

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2012	December 2012
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Gold Portfolio
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Materials Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
	April 2012	December 2012
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2012	December 2012
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Gold Portfolio
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Materials Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

Gold Portfolio

Materials Portfolio

Telecommunications Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASGMT-UANN-0413
1.845779.106

Fidelity Advisor

Focus Funds®

Institutional Class

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Fidelity Advisor® Consumer Staples Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Gold Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Fidelity Advisor Materials Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Fidelity Advisor Telecommunications Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Advisor® Consumer Staples Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	17.90%	9.02%	12.50%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Consumer Staples Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Staples Fund - Institutional Class on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the 12 months ending February 28, 2013, the fund's Institutional Class shares returned 17.90%, modestly underperforming the 18.07% advance of the MSCI® U.S. IMI Consumer Staples 25-50 Index, but solidly outpacing the S&P 500®. The consumer staples sector outperformed during the period, driven by household products and packaged foods/meats - both groups where the fund had unfavorable positioning. However, the biggest headwind hindering performance was the portfolio's positioning in tobacco, including a very large out-of-index stake in British American Tobacco, which was the fund's biggest individual detractor. Investors became concerned with new efforts by some countries to discourage smoking, and the stock price fell. An underweighting and weak stock picking in packaged foods/meats also hurt, especially not owning H.J. Heinz, a strong-performing index component. Heinz stock got a boost in February when Warren Buffet's Berkshire Hathaway, along with Brazilian private equity group 3G Capital, announced they would acquire the ketchup maker at a premium price. Household products was another group that detracted, including not owning personal paper products manufacturer and index stock Kimberly-Clark, which outperformed the benchmark, and overweighting Procter & Gamble, the fund's single largest position, on average. In other areas, underweighting the hypermarkets/super centers area hurt, as did a position in Nu Skin Enterprises, a direct-seller of anti-aging skin care products. Elsewhere, the fund's cash position detracted, as did currency fluctuations. Since consumer staples companies tend to conduct business in many countries, exchange rate movements during the period impacted most stocks in the sector, including many held by the fund. On the positive side, positioning in distillers/vintners and stock picking in brewers buoyed the fund's relative return. In the first category, global wine and spirits distributor Constellation Brands - which was sold prior to period end - was the fund's top individual contributor. Global brewer Anheuser-Busch InBev - a non-index name also among the fund's top contributors - announced in June it would acquire the 50% of Mexican brewer Grupo Modelo that it didn't already own. As part of the deal, Anheuser-Busch allowed Constellation to take full control of the joint venture it had with the Mexican brewer for the U.S. distribution rights to Corona, Modelo's premium beer brand, which lifted Constellation's stock. A non-index position in British global spirits producer Diageo also helped here. Elsewhere, an underweighting in nutritional and weight management direct-seller Herbalife helped, as the stock took a big hit late in 2012 when a prominent investor suggested the company was a pyramid scheme, rather then a sustainable business enterprise. In the tobacco group, there were a few offsets to British American Tobacco, including an underweighting in Philip Morris International.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.08%
Actual		$ 1,000.00	$ 1,096.50	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class T	1.35%
Actual		$ 1,000.00	$ 1,095.00	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.88%
Actual		$ 1,000.00	$ 1,092.30	$ 9.75
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Class C	1.82%
Actual		$ 1,000.00	$ 1,092.40	$ 9.44
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Consumer Staples	.81%
Actual		$ 1,000.00	$ 1,098.10	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,097.80	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	13.9	13.8
Procter & Gamble Co.	13.1	14.9
The Coca-Cola Co.	11.7	10.8
CVS Caremark Corp.	7.3	7.1
Altria Group, Inc.	4.8	4.5
Colgate-Palmolive Co.	3.0	2.9
Wal-Mart Stores, Inc.	2.9	2.0
Philip Morris International, Inc.	2.5	2.4
Diageo PLC sponsored ADR	2.5	3.1
Bunge Ltd.	2.2	2.1
	63.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Beverages	25.4%
Tobacco	22.7%
Household Products	16.1%
Food & Staples Retailing	15.1%
Food Products	10.7%
All Others*	10.0%

As of August 31, 2012
Beverages	28.9%
Tobacco	21.6%
Household Products	18.4%
Food & Staples Retailing	12.4%
Food Products	9.4%
All Others*	9.3%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
BEVERAGES - 25.4%
Brewers - 4.3%
Anheuser-Busch InBev SA NV	518,028	$ 48,546,936
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	246,385	10,934,566
Compania Cervecerias Unidas SA sponsored ADR	174,000	5,688,060
SABMiller PLC	651,700	32,398,437
		97,567,999
Distillers & Vintners - 5.9%
Diageo PLC sponsored ADR	472,177	56,524,309
Pernod Ricard SA	351,601	45,623,258
Remy Cointreau SA	260,060	32,865,665
		135,013,232
Soft Drinks - 15.2%
Coca-Cola Bottling Co. CONSOLIDATED	92,245	6,035,590
Coca-Cola FEMSA SAB de CV sponsored ADR (d)	34,829	5,873,563
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	78,006	2,105,382
Coca-Cola Icecek A/S	363,162	8,580,140
Embotelladora Andina SA:
ADR	43,689	1,438,242
sponsored ADR (d)	241,600	10,110,960
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	51,187	5,719,635
PepsiCo, Inc.	528,471	40,042,248
The Coca-Cola Co.	6,925,452	268,153,501
		348,059,261
TOTAL BEVERAGES		580,640,492
FOOD & STAPLES RETAILING - 15.1%
Drug Retail - 9.1%
CVS Caremark Corp.	3,263,883	166,849,699
Drogasil SA	516,400	5,953,444
Walgreen Co.	856,660	35,071,660
		207,874,803
Food Distributors - 0.2%
Chefs' Warehouse Holdings (a)	230,800	4,154,400
Food Retail - 2.9%
Fresh Market, Inc. (a)	120,828	5,633,001
Kroger Co.	1,746,368	51,011,409
Susser Holdings Corp. (a)	67,400	2,984,472
The Pantry, Inc. (a)	473,635	5,892,019
		65,520,901
Hypermarkets & Super Centers - 2.9%
Wal-Mart Stores, Inc.	946,186	66,971,045
TOTAL FOOD & STAPLES RETAILING		344,521,149

	Shares	Value
FOOD PRODUCTS - 10.7%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	618,163	$ 19,694,673
Bunge Ltd.	690,273	51,156,132
First Resources Ltd.	1,413,000	2,219,222
SLC Agricola SA	253,600	2,482,958
		75,552,985
Packaged Foods & Meats - 7.4%
Annie's, Inc.	133,141	5,586,596
Green Mountain Coffee Roasters, Inc. (a)	290,737	13,885,599
Hain Celestial Group, Inc. (a)(d)	144,901	7,933,330
Lindt & Spruengli AG	141	6,016,532
Mead Johnson Nutrition Co. Class A	582,216	43,613,801
Nestle SA	490,726	34,257,861
Orion Corp.	2,360	2,328,767
TreeHouse Foods, Inc. (a)	116,200	6,784,918
Ulker Biskuvi Sanayi A/S	647,525	4,085,615
Unilever NV (NY Reg.)	1,106,950	43,082,494
Want Want China Holdings Ltd.	1,408,000	1,975,223
		169,550,736
TOTAL FOOD PRODUCTS		245,103,721
HOUSEHOLD PRODUCTS - 16.1%
Household Products - 16.1%
Colgate-Palmolive Co.	587,471	67,224,307
Procter & Gamble Co.	3,940,134	300,159,408
		367,383,715
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Hengan International Group Co. Ltd.	556,500	5,647,087
Herbalife Ltd.	128,590	5,180,891
L'Oreal SA	197,600	29,551,229
Natura Cosmeticos SA	38,700	999,075
Nu Skin Enterprises, Inc. Class A (d)	311,404	12,829,845
		54,208,127
PHARMACEUTICALS - 2.0%
Pharmaceuticals - 2.0%
Johnson & Johnson	604,160	45,982,618
TOBACCO - 22.7%
Tobacco - 22.7%
Altria Group, Inc.	3,272,917	109,806,365
British American Tobacco PLC sponsored ADR	3,040,566	317,070,226
Imperial Tobacco Group PLC	90,889	3,295,407
ITC Ltd.	865,740	4,694,136
Japan Tobacco, Inc.	176,200	5,560,308
Lorillard, Inc.	357,233	13,767,760
Philip Morris International, Inc.	618,358	56,734,347
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Souza Cruz SA	548,600	$ 8,755,317
Swedish Match Co. AB	23,600	772,873
		520,456,739
TOTAL COMMON STOCKS (Cost $1,604,527,630)		2,158,296,561
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 0.16% (b)	135,004,801	135,004,801
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	19,694,623	19,694,623
TOTAL MONEY MARKET FUNDS (Cost $154,699,424)		154,699,424
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,759,227,054)	2,312,995,985
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(26,342,857)
NET ASSETS - 100%	$ 2,286,653,128
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's websiteor upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 120,502
Fidelity Securities Lending Cash Central Fund	405,984
Total	$ 526,486
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,158,296,561	$ 2,075,491,764	$ 82,804,797	$ -
Money Market Funds	154,699,424	154,699,424	-	-
Total Investments in Securities:	$ 2,312,995,985	$ 2,230,191,188	$ 82,804,797	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 23,412,228
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	64.9%
United Kingdom	17.9%
France	4.7%
Bermuda	2.2%
Belgium	2.1%
Netherlands	1.9%
Switzerland	1.8%
Brazil	1.3%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $19,706,774) - See accompanying schedule: Unaffiliated issuers (cost $1,604,527,630)	$ 2,158,296,561
Fidelity Central Funds (cost $154,699,424)	154,699,424
Total Investments (cost $1,759,227,054)		$ 2,312,995,985
Receivable for investments sold		1,783,758
Receivable for fund shares sold		5,431,937
Dividends receivable		2,627,051
Distributions receivable from Fidelity Central Funds		24,231
Prepaid expenses		4,222
Receivable from investment advisor for expense reductions		5,568
Other receivables		36,756
Total assets		2,322,909,508

Liabilities
Payable for investments purchased	$ 12,421,277
Payable for fund shares redeemed	2,355,633
Accrued management fee	1,047,248
Distribution and service plan fees payable	204,748
Other affiliated payables	440,332
Other payables and accrued expenses	92,519
Collateral on securities loaned, at value	19,694,623
Total liabilities		36,256,380

Net Assets		$ 2,286,653,128
Net Assets consist of:
Paid in capital		$ 1,671,219,940
Undistributed net investment income		5,461,626
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		56,208,926
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		553,762,636
Net Assets		$ 2,286,653,128

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($277,329,216 ÷ 3,237,021 shares)	$ 85.67

Maximum offering price per share (100/94.25 of $85.67)	$ 90.90
Class T: Net Asset Value and redemption price per share ($52,024,424 ÷ 610,771 shares)	$ 85.18

Maximum offering price per share (100/96.50 of $85.18)	$ 88.27
Class B: Net Asset Value and offering price per share ($18,548,115 ÷ 218,946 shares)A	$ 84.72

Class C: Net Asset Value and offering price per share ($134,965,796 ÷ 1,601,308 shares)A	$ 84.28

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,425,054,595 ÷ 16,537,982 shares)	$ 86.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($378,730,982 ÷ 4,408,108 shares)	$ 85.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 52,098,555
Interest		18
Income from Fidelity Central Funds		526,486
Total income		52,625,059

Expenses
Management fee	$ 11,043,981
Transfer agent fees	4,239,572
Distribution and service plan fees	2,164,521
Accounting and security lending fees	606,347
Custodian fees and expenses	83,430
Independent trustees' compensation	12,804
Registration fees	202,756
Audit	46,276
Legal	7,103
Interest	887
Miscellaneous	16,586
Total expenses before reductions	18,424,263
Expense reductions	(125,364)	18,298,899
Net investment income (loss)		34,326,160
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,857,369
Foreign currency transactions	(47,642)
Total net realized gain (loss)		94,809,727
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,845)	198,080,167
Assets and liabilities in foreign currencies	(8,773)
Total change in net unrealized appreciation (depreciation)		198,071,394
Net gain (loss)		292,881,121
Net increase (decrease) in net assets resulting from operations		$ 327,207,281

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,326,160	$ 29,195,620
Net realized gain (loss)	94,809,727	36,347,219
Change in net unrealized appreciation (depreciation)	198,071,394	157,954,804
Net increase (decrease) in net assets resulting from operations	327,207,281	223,497,643
Distributions to shareholders from net investment income	(31,344,671)	(25,900,882)
Distributions to shareholders from net realized gain	(29,546,659)	(36,216,657)
Total distributions	(60,891,330)	(62,117,539)
Share transactions - net increase (decrease)	287,768,850	162,381,495
Redemption fees	35,035	45,851
Total increase (decrease) in net assets	554,119,836	323,807,450

Net Assets
Beginning of period	1,732,533,292	1,408,725,842
End of period (including undistributed net investment income of $5,461,626 and undistributed net investment income of $3,220,648, respectively)	$ 2,286,653,128	$ 1,732,533,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.90	$ 67.65	$ 61.06	$ 43.94	$ 63.13
Income from Investment Operations
Net investment income (loss) C	1.26	1.22	.98	.84	.67
Net realized and unrealized gain (loss)	11.73	8.73	7.10	17.02	(19.19)
Total from investment operations	12.99	9.95	8.08	17.86	(18.52)
Distributions from net investment income	(1.08)	(1.06)	(.83)	(.74)	(.66)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.02)
Total distributions	(2.22)	(2.70)	(1.49)	(.74)	(.68) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 85.67	$ 74.90	$ 67.65	$ 61.06	$ 43.94
Total Return A,B	17.60%	15.00%	13.27%	40.66%	(29.43)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.08%	1.10%	1.11%	1.13%	1.19%
Expenses net of fee waivers, if any	1.08%	1.10%	1.11%	1.13%	1.19%
Expenses net of all reductions	1.08%	1.09%	1.11%	1.13%	1.18%
Net investment income (loss)	1.58%	1.74%	1.53%	1.51%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 277,329	$ 205,851	$ 160,526	$ 162,370	$ 121,193
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.49	$ 67.30	$ 60.77	$ 43.75	$ 62.93
Income from Investment Operations
Net investment income (loss) C	1.03	1.01	.79	.66	.53
Net realized and unrealized gain (loss)	11.68	8.68	7.05	16.95	(19.12)
Total from investment operations	12.71	9.69	7.84	17.61	(18.59)
Distributions from net investment income	(.88)	(.86)	(.65)	(.59)	(.60)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(2.02)	(2.50)	(1.31)	(.59)	(.60) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 85.18	$ 74.49	$ 67.30	$ 60.77	$ 43.75
Total Return A,B	17.29%	14.67%	12.93%	40.24%	(29.61)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.38%	1.40%	1.44%	1.46%
Expenses net of fee waivers, if any	1.36%	1.38%	1.40%	1.44%	1.46%
Expenses net of all reductions	1.35%	1.38%	1.40%	1.44%	1.46%
Net investment income (loss)	1.30%	1.45%	1.24%	1.21%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,024	$ 39,047	$ 31,496	$ 29,662	$ 22,624
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.01	$ 66.83	$ 60.37	$ 43.53	$ 62.69
Income from Investment Operations
Net investment income (loss) C	.61	.64	.46	.37	.26
Net realized and unrealized gain (loss)	11.61	8.61	6.98	16.82	(19.01)
Total from investment operations	12.22	9.25	7.44	17.19	(18.75)
Distributions from net investment income	(.37)	(.43)	(.32)	(.35)	(.42)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(1.51)	(2.07)	(.98)	(.35)	(.42) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 84.72	$ 74.01	$ 66.83	$ 60.37	$ 43.53
Total Return A,B	16.68%	14.06%	12.35%	39.48%	(29.96)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.89%	1.91%	1.91%	1.97%	1.96%
Expenses net of fee waivers, if any	1.89%	1.91%	1.91%	1.97%	1.96%
Expenses net of all reductions	1.88%	1.90%	1.91%	1.97%	1.96%
Net investment income (loss)	.78%	.93%	.73%	.68%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,548	$ 19,330	$ 20,033	$ 21,099	$ 14,929
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 73.75	$ 66.71	$ 60.29	$ 43.46	$ 62.61
Income from Investment Operations
Net investment income (loss) C	.65	.68	.49	.41	.28
Net realized and unrealized gain (loss)	11.55	8.59	7.00	16.80	(19.00)
Total from investment operations	12.20	9.27	7.49	17.21	(18.72)
Distributions from net investment income	(.53)	(.59)	(.41)	(.38)	(.44)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(1.67)	(2.23)	(1.07)	(.38)	(.44) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 84.28	$ 73.75	$ 66.71	$ 60.29	$ 43.46
Total Return A,B	16.73%	14.14%	12.44%	39.59%	(29.94)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.83%	1.85%	1.86%	1.90%	1.93%
Expenses net of fee waivers, if any	1.83%	1.85%	1.86%	1.90%	1.93%
Expenses net of all reductions	1.82%	1.84%	1.85%	1.89%	1.93%
Net investment income (loss)	.83%	.99%	.79%	.75%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,966	$ 102,321	$ 81,239	$ 73,829	$ 54,902
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 75.29	$ 67.98	$ 61.34	$ 44.14	$ 63.25
Income from Investment Operations
Net investment income (loss) C	1.48	1.42	1.14	.96	.88
Net realized and unrealized gain (loss)	11.82	8.76	7.14	17.11	(19.31)
Total from investment operations	13.30	10.18	8.28	18.07	(18.43)
Distributions from net investment income	(1.28)	(1.24)	(.98)	(.87)	(.67)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.03)
Total distributions	(2.42)	(2.87) J	(1.64)	(.87)	(.69) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 86.17	$ 75.29	$ 67.98	$ 61.34	$ 44.14
Total Return A,B	17.94%	15.30%	13.55%	40.96%	(29.23)%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.83%	.86%	.92%	.91%
Expenses net of fee waivers, if any	.81%	.83%	.86%	.92%	.91%
Expenses net of all reductions	.80%	.82%	.86%	.91%	.90%
Net investment income (loss)	1.85%	2.01%	1.78%	1.73%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425,055	$ 1,202,440	$ 877,548	$ 946,455	$ 657,263
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

J Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 75.14	$ 67.84	$ 61.26	$ 44.07	$ 63.22
Income from Investment Operations
Net investment income (loss) B	1.45	1.39	1.15	.98	.82
Net realized and unrealized gain (loss)	11.79	8.73	7.13	17.09	(19.23)
Total from investment operations	13.24	10.12	8.28	18.07	(18.41)
Distributions from net investment income	(1.32)	(1.19)	(1.04)	(.88)	(.73)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.03)
Total distributions	(2.46)	(2.82) I	(1.70)	(.88)	(.75) H
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 85.92	$ 75.14	$ 67.84	$ 61.26	$ 44.07
Total Return A	17.90%	15.24%	13.57%	41.03%	(29.22)%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.87%	.87%	.86%	.91%
Expenses net of fee waivers, if any	.85%	.87%	.87%	.86%	.91%
Expenses net of all reductions	.84%	.87%	.87%	.86%	.91%
Net investment income (loss)	1.81%	1.96%	1.77%	1.78%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,731	$ 163,544	$ 237,883	$ 36,152	$ 30,922
Portfolio turnover rate D	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

I Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 553,242,221
Gross unrealized depreciation	(2,258,134)
Net unrealized appreciation (depreciation) on securities and other investments	$ 550,984,087
Tax Cost	$ 1,762,011,898

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,885,738
Undistributed long-term capital gain	$ 57,569,918
Net unrealized appreciation (depreciation)	$ 550,983,637

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 31,344,671	$ 31,774,273
Long-term Capital Gains	29,546,659	30,343,266
Total	$ 60,891,330	$ 62,117,539

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $716,429,728 and $535,013,896, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 586,812	$ 10,136
Class T	.25%	.25%	220,654	1,120
Class B	.75%	.25%	186,750	140,226
Class C	.75%	.25%	1,170,305	250,108
			$ 2,164,521	$ 401,590

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 190,041
Class T	24,402
Class B*	35,420
Class C*	15,416
$ 265,279

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 526,828.22
Class T	110,772.25
Class B	52,559.28
Class C	257,870.22
Consumer Staples	2,660,688.20
Institutional Class	630,855.24
	$ 4,239,572

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,055 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,984,167.41%		$ 887

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,976 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $405,984, including $260 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $119,711 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $85.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $5,568.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net investment income
Class A	$ 3,290,973	$ 2,690,167
Class T	500,306	422,197
Class B	82,480	114,208
Class C	820,066	829,469
Consumer Staples	20,759,081	18,061,907
Institutional Class	5,891,765	3,782,934
Total	$ 31,344,671	$ 25,900,882
From net realized gain
Class A	$ 3,434,776	$ 4,102,363
Class T	646,006	795,051
Class B	260,273	441,952
Class C	1,739,884	2,213,680
Consumer Staples	18,561,423	23,446,773
Institutional Class	4,904,297	5,216,838
Total	$ 29,546,659	$ 36,216,657

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February,29 2012	Year ended February 28, 2013	Year ended February,29 2012
Class A
Shares sold	1,172,691	1,107,874	$ 93,404,427	$ 77,974,428
Reinvestment of distributions	72,806	84,526	5,768,631	5,924,948
Shares redeemed	(756,998)	(816,686)	(59,959,929)	(57,527,748)
Net increase (decrease)	488,499	375,714	$ 39,213,129	$ 26,371,628
Class T
Shares sold	146,374	130,126	$ 11,640,258	$ 9,133,799
Reinvestment of distributions	13,628	16,351	1,073,877	1,140,509
Shares redeemed	(73,443)	(90,239)	(5,785,079)	(6,276,410)
Net increase (decrease)	86,559	56,238	$ 6,929,056	$ 3,997,898
Class B
Shares sold	11,096	22,727	$ 868,729	$ 1,569,035
Reinvestment of distributions	3,553	6,332	278,056	439,355
Shares redeemed	(56,866)	(67,638)	(4,452,338)	(4,695,265)
Net increase (decrease)	(42,217)	(38,579)	$ (3,305,553)	$ (2,686,875)
Class C
Shares sold	479,940	536,557	$ 37,531,069	$ 37,168,209
Reinvestment of distributions	25,332	33,216	1,978,186	2,295,907
Shares redeemed	(291,408)	(400,115)	(22,752,561)	(28,068,157)
Net increase (decrease)	213,864	169,658	$ 16,756,694	$ 11,395,959
Consumer Staples
Shares sold	5,353,585	7,156,716	$ 425,841,967	$ 509,488,908
Reinvestment of distributions	474,945	566,253	37,790,378	39,874,596
Shares redeemed	(5,260,820)	(4,661,196)	(416,646,931)	(330,401,040)
Net increase (decrease)	567,710	3,061,773	$ 46,985,414	$ 218,962,464
Institutional Class
Shares sold	3,475,040	2,454,993	$ 279,763,267	$ 173,115,499
Reinvestment of distributions	125,836	115,398	10,030,919	8,111,953
Shares redeemed	(1,369,230)	(3,900,689)	(108,604,076)	(276,887,031)
Net increase (decrease)	2,231,646	(1,330,298)	$ 181,190,110	$ (95,659,579)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U. S. Opportunity Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-33.09%	-4.89%	9.59%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Gold Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from S. Joseph Wickwire, II, Portfolio Manager of Fidelity Advisor® Gold Fund: For the year, the fund's Institutional Class shares returned -33.09%, lagging its industry benchmark, the S&P® Global BMI Gold Capped Index, which returned -32.73%, and the S&P 500®. Gold and gold stocks were hard hit during the period, due in part to fluctuating concern about the robustness of the U.S. economy and the U.S. dollar in a world where Europe and China were struggling economically. The fund was hurt by our overweighting, on average, in Premier Gold Mines, Avion Gold and Rainy River Resources, as these companies struggled in a difficult environment. Little-to-no ownership of China's Zijin Mining Group, Turkey's Koza Altin Isletmeleri and Canada's Nevsun Resources hurt, as these benchmark components outperformed. All three were not held at period end. Currency fluctuations also hindered performance, given the fund's investments in foreign stocks. A good balance between stock picking in gold stocks, an out-of-benchmark stake in gold bullion and a small allocation to silver bullion - no longer held - aided relative performance. Underweighting some poor-performing stocks helped, including Compania de Minas Buenaventura and Gabriel Resources, as did not owning index component Jaguar Mining. Stakes in Agnico-Eagle Mines and Randgold Resources proved beneficial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.17%
Actual		$ 1,000.00	$ 799.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.44%
Actual		$ 1,000.00	$ 798.70	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.92%
Actual		$ 1,000.00	$ 796.50	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.91%
Actual		$ 1,000.00	$ 796.70	$ 8.51
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Gold	.92%
Actual		$ 1,000.00	$ 800.60	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.82%
Actual		$ 1,000.00	$ 801.10	$ 3.66
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Barrick Gold Corp.	12.6	11.1
Goldcorp, Inc.	12.1	13.0
Newcrest Mining Ltd.	7.7	6.9
Yamana Gold, Inc.	5.3	4.5
Randgold Resources Ltd. sponsored ADR	4.5	4.0
Gold Bullion	4.4	3.7
Kinross Gold Corp.	4.3	3.6
AngloGold Ashanti Ltd. sponsored ADR	4.2	4.3
Newmont Mining Corp.	4.0	8.1
Eldorado Gold Corp.	3.6	3.6
	62.7
Top Industries (% of fund's net assets)
As of February 28, 2013
Gold	94.3%
Commodities & Related Investments**	4.4%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.2%
Coal & Consumable Fuels	0.2%
Steel	0.1%
All Others*	0.1%

As of August 31, 2012
Gold	94.7%
Commodities & Related Investments**	3.8%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.3%
Coal & Consumable Fuels	0.2%
All Others*	0.3%

* Includes short-term investments and net other assets.
** Includes gold bullion and/or silver bullion.
Geographic Diversification (% of fund's net assets)
As of February 28, 2013
Canada	62.2%
Australia	11.4%
United States of America	11.1%
South Africa	8.5%
Bailiwick of Jersey	5.7%
Bermuda	0.5%
Cayman Islands	0.3%
United Kingdom	0.3%
Peru	0.0%
Other	0.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2012
Canada	58.4%
United States of America	15.6%
Australia	9.9%
South Africa	8.8%
Bailiwick of Jersey	4.9%
Peru	1.2%
United Kingdom	0.6%
China	0.5%
Bermuda	0.1%
Other	0.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 11.4%
METALS & MINING - 11.4%
Gold - 11.4%
ABM Resources NL (a)	2,300,000	$ 91,624
Alkane Resources Ltd.	195,000	122,497
Ampella Mining Ltd. (a)(d)	2,785,000	853,421
Beadell Resources Ltd. (a)	9,968,618	8,247,780
Evolution Mining Ltd. (a)	2,566,395	3,565,164
Gold One International Ltd. (a)	90,277	25,820
Gryphon Minerals Ltd. (a)	5,590,010	1,969,921
Intrepid Mines Ltd.:
(Australia) (a)	9,209,798	2,022,580
(Canada) (a)	320,000	68,267
Kingsgate Consolidated NL (d)	1,843,274	6,740,468
Medusa Mining Ltd.	2,576,085	11,262,144
Newcrest Mining Ltd.	8,706,620	201,523,923
Papillon Resources Ltd. (a)(d)	1,964,068	2,567,932
Perseus Mining Ltd.:
(Australia) (a)	6,340,134	10,426,569
(Canada) (a)	1,300,000	2,029,576
Ramelius Resources Ltd. (a)(d)	980,000	320,327
Red 5 Ltd. (a)	1,326,000	1,232,543
Regis Resources Ltd. (a)	3,944,294	17,928,601
Resolute Mining Ltd.	2,988,261	4,151,209
Saracen Mineral Holdings Ltd. (a)	2,992,488	1,085,120
Silver Lake Resources Ltd. (a)	4,547,781	10,173,275
St Barbara Ltd. (a)	6,018,377	8,114,662
Tanami Gold NL (a)(d)	130,000	29,877
Tanami Gold NL rights 3/12/13 (a)(d)	162,500	2,324
Troy Resources NL	195,000	587,589
Troy Resources NL (f)	734,826	2,258,811
		297,402,024
Bailiwick of Jersey - 5.7%
METALS & MINING - 5.7%
Gold - 5.7%
Centamin PLC (a)	9,471,900	7,716,339
Lydian International Ltd. (a)	1,525,300	2,336,944
Polyus Gold International Ltd.	422,400	1,406,560
Polyus Gold International Ltd. sponsored GDR	5,884,931	19,067,176
Randgold Resources Ltd. sponsored ADR	1,424,595	118,056,188
		148,583,207
Precious Metals & Minerals - 0.0%
Polymetal International PLC	20,000	303,107
TOTAL METALS & MINING		148,886,314
Bermuda - 0.5%
METALS & MINING - 0.5%
Gold - 0.4%
Continental Gold Ltd. (a)	1,505,100	9,194,793

	Shares	Value
Steel - 0.1%
African Minerals Ltd. (a)(d)	585,800	$ 2,521,652
TOTAL METALS & MINING		11,716,445
Canada - 62.2%
METALS & MINING - 62.2%
Diversified Metals & Mining - 0.2%
East Asia Minerals Corp. (a)	5,000	1,285
Eastmain Resources, Inc. (a)	10,000	6,885
Kimber Resources, Inc. (a)(e)	16,100	3,981
Kimber Resources, Inc. (a)(e)(f)	5,577,500	1,379,164
NovaCopper, Inc. (a)(d)	488,333	928,129
Sabina Gold & Silver Corp. (a)	600,000	1,058,909
Turquoise Hill Resources Ltd. (a)	285,000	1,821,236
		5,199,589
Gold - 61.4%
Agnico-Eagle Mines Ltd. (Canada) (d)	1,940,600	77,830,997
Alacer Gold Corp. (a)	3,409,063	11,702,384
Alamos Gold, Inc.	1,829,700	25,637,978
Americas Bullion Royalty Corp. (a)	5,000	1,479
Argonaut Gold, Inc. (a)	2,110,962	16,580,647
ATAC Resources Ltd. (a)	67,200	71,680
AuRico Gold, Inc. (a)	20,000	125,091
B2Gold Corp. (a)	11,848,648	35,847,546
Banro Corp. (a)	3,836,482	8,519,315
Barrick Gold Corp. (d)	10,840,619	328,713,845
Belo Sun Mining Corp. (a)(d)	5,680,400	5,838,763
Canaco Resources, Inc. (a)(f)	121,100	55,779
Centerra Gold, Inc.	2,047,200	13,300,596
Claude Resources, Inc. (a)	320,000	127,224
Colossus Minerals, Inc. (a)	3,087,200	8,621,708
Detour Gold Corp. (a)	1,476,000	28,825,833
Detour Gold Corp. (a)(f)	785,900	15,348,389
Eldorado Gold Corp.	9,545,208	94,225,666
Exeter Resource Corp. (a)	272,300	319,499
Franco-Nevada Corp. (d)	1,612,500	77,994,182
Gabriel Resources Ltd. (a)	950,600	2,276,831
Gold Canyon Resources, Inc. (a)	800,000	360,727
Goldcorp, Inc.	9,664,100	315,436,224
Golden Queen Mining Co. Ltd. (a)	15,000	25,309
GoldQuest Mining Corp. (a)	2,318,500	966,744
Gran Colombia Gold Corp. (a)(d)	1,765,000	385,091
Guyana Goldfields, Inc. (a)(d)	2,243,700	6,984,026
Guyana Goldfields, Inc. (a)(f)	155,000	482,473
IAMGOLD Corp.	4,024,500	27,122,691
International Minerals Corp. (Switzerland)	15,000	61,133
International Tower Hill Mines Ltd. (a)	546,700	906,528
Kinross Gold Corp.	14,516,091	110,498,244
Kinross Gold Corp. warrants 9/17/14 (a)	1,192,793	231,330
Kirkland Lake Gold, Inc. (a)	791,000	4,694,225
Lake Shore Gold Corp. (a)(d)	4,056,600	2,281,530
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Marengo Mining Canada Ltd. (a)	560,000	$ 77,222
Midas Gold Corp. (a)	80,000	107,830
New Gold, Inc. (a)	7,686,355	68,571,603
NGEx Resources, Inc. (a)	50,000	145,455
Novagold Resources, Inc. (a)(d)	2,930,000	11,620,558
OceanaGold Corp. (a)	3,262,300	7,655,531
Orezone Gold Corp. (a)	372,100	440,206
Orvana Minerals Corp. (a)	10,000	9,988
Osisko Mining Corp. (a)	3,972,631	22,997,922
Osisko Mining Corp. (a)(f)	3,000,000	17,367,273
Pilot Gold, Inc. (a)(d)	668,150	1,192,142
Premier Gold Mines Ltd. (a)	4,996,322	13,711,119
Pretium Resources, Inc. (a)	430,938	3,322,140
Pretium Resources, Inc. (a)(f)	225,000	1,734,545
Pretium Resources, Inc. (a)(g)	225,000	1,734,545
Primero Mining Corp. (a)	911,200	5,009,943
Probe Mines Ltd. (a)	85,000	140,121
Rainy River Resources Ltd. (a)	3,056,400	8,328,227
Richmont Mines, Inc. (a)	220,300	578,922
Romarco Minerals, Inc. (a)	12,632,600	10,044,831
Romarco Minerals, Inc. (a)(f)	5,900,000	4,691,394
Rubicon Minerals Corp. (a)	4,568,502	9,967,641
San Gold Corp. (a)	2,006,900	554,634
Sandstorm Gold Ltd. (a)	30,000	280,727
Seabridge Gold, Inc. (a)(d)	601,905	7,493,716
SEMAFO, Inc. (d)	4,406,900	12,136,336
St. Andrew Goldfields Ltd. (a)	440,000	192,000
Sulliden Gold Corp. Ltd. (a)(d)	3,070,400	2,560,527
Teranga Gold Corp. (a)	35,000	47,515
Teranga Gold Corp. CDI unit (a)	3,430,974	4,906,396
Torex Gold Resources, Inc. (a)	11,936,400	21,065,937
Volta Resources, Inc. (a)	55,000	16,000
Yamana Gold, Inc.	9,275,100	136,529,472
		1,597,634,125
Precious Metals & Minerals - 0.6%
Chesapeake Gold Corp. (a)	6,000	45,207
Dalradian Resources, Inc. (a)	51,000	48,960
Gold Standard Ventures Corp. (a)	415,400	410,868
Kaminak Gold Corp. Class A (a)	20,000	21,333
MAG Silver Corp. (a)	35,400	336,751
Pan American Silver Corp.	88,387	1,457,501
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	65,048
Silver Wheaton Corp.	39,000	1,236,655

	Shares	Value
Tahoe Resources, Inc. (a)	736,300	$ 11,131,071
Wildcat Silver Corp. (a)	75,200	50,316
		14,803,710
TOTAL METALS & MINING		1,617,637,424
Cayman Islands - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Endeavour Mining Corp. (a)	5,288,400	8,410,159
Netherlands - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Nord Gold NV GDR (Reg. S) (a)	15,000	63,000
Peru - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	5,000	128,100
South Africa - 8.5%
METALS & MINING - 8.5%
Gold - 8.5%
AngloGold Ashanti Ltd. sponsored ADR	4,487,152	108,768,564
Gold Fields Ltd.	55,000	450,798
Gold Fields Ltd. sponsored ADR	8,462,226	70,151,854
Harmony Gold Mining Co. Ltd.	1,484,000	9,301,172
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	3,347,300	20,686,314
Sibanye Gold Ltd. ADR (a)	2,141,806	12,122,622
		221,481,324
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Patagonia Gold PLC (a)	260,000	57,193
Petropavlovsk PLC	1,649,228	7,550,919
		7,608,112
United States of America - 6.6%
METALS & MINING - 6.4%
Gold - 6.3%
Allied Nevada Gold Corp. (a)	1,326,900	24,282,270
Allied Nevada Gold Corp. (Canada) (a)	45,000	819,055
Gold Resource Corp. (d)	40,000	524,000
Newmont Mining Corp.	2,576,450	103,805,171
Royal Gold, Inc.	526,113	34,481,446
		163,911,942
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - 0.1%
McEwen Mining, Inc. (a)	943,810	$ 2,293,458
TOTAL METALS & MINING		166,205,400
OIL, GAS & CONSUMABLE FUELS - 0.2%
Coal & Consumable Fuels - 0.2%
Alpha Natural Resources, Inc. (a)	320,000	2,553,600
Peabody Energy Corp.	122,700	2,645,412
		5,199,012
TOTAL UNITED STATES OF AMERICA		171,404,412
TOTAL COMMON STOCKS (Cost $2,751,166,563)		2,484,737,314
Commodities - 4.4%
	Troy Ounces
Gold Bullion (a) (Cost $103,044,250)	73,500	116,157,930
Money Market Funds - 16.4%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	8,528,230	8,528,230
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	417,856,605	417,856,605
TOTAL MONEY MARKET FUNDS (Cost $426,384,835)		426,384,835
TOTAL INVESTMENT PORTFOLIO - 116.3% (Cost $3,280,595,648)		3,027,280,079
NET OTHER ASSETS (LIABILITIES) - (16.3)%		(424,674,380)
NET ASSETS - 100%		$ 2,602,605,699
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,317,828 or 1.7% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,734,545 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,702
Fidelity Securities Lending Cash Central Fund	777,921
Total	$ 791,623
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 43,125,922	$ 121,246,969	$ 43,684,769	$ -	$ 116,121,090
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kimber Resources, Inc.	$ 16,919	$ -	$ -	$ -	$ 3,981
Kimber Resources, Inc. (144A)	6,128,712	-	140,075	-	1,379,164
Total	$ 6,145,631	$ -	$ 140,075	$ -	$ 1,383,145
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,484,737,314	$ 2,474,920,296	$ 9,817,018	$ -
Commodities	116,157,930	116,157,930	-	-
Money Market Funds	426,384,835	426,384,835	-	-
Total Investments in Securities:	$ 3,027,280,079	$ 3,017,463,061	$ 9,817,018	$ -

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $392,112,195) - See accompanying schedule: Unaffiliated issuers (cost $2,746,227,320)	$ 2,483,354,169
Fidelity Central Funds (cost $426,384,835)	426,384,835
Commodities (cost $103,044,250)	116,157,930
Other affiliated issuers (cost $4,939,243)	1,383,145
Total Investments (cost $3,280,595,648)		$ 3,027,280,079
Cash		715
Foreign currency held at value (cost $82,684)		82,684
Receivable for investments sold Regular delivery		5,257,999
Delayed delivery		192,461
Receivable for fund shares sold		3,459,026
Dividends receivable		2,194,055
Distributions receivable from Fidelity Central Funds		70,162
Prepaid expenses		4,607
Receivable from investment adviser for expense reductions		11,638
Other receivables		88,669
Total assets		3,038,642,095

Liabilities
Payable for investments purchased	$ 11,615,091
Payable for fund shares redeemed	4,157,824
Accrued management fee	1,301,169
Distribution and service plan fees payable	76,605
Other affiliated payables	880,568
Other payables and accrued expenses	148,534
Collateral on securities loaned, at value	417,856,605
Total liabilities		436,036,396

Net Assets		$ 2,602,605,699
Net Assets consist of:
Paid in capital		$ 3,303,577,289
Accumulated net investment loss		(129,693,237)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(317,951,928)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(253,326,425)
Net Assets		$ 2,602,605,699

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2013
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($101,201,915 ÷ 3,345,442 shares)	$ 30.25

Maximum offering price per share (100/94.25 of $30.25)	$ 32.10
Class T: Net Asset Value and redemption price per share ($24,913,398 ÷ 831,967 shares)	$ 29.95

Maximum offering price per share (100/96.50 of $29.95)	$ 31.04
Class B: Net Asset Value and offering price per share ($9,422,967 ÷ 321,900 shares)A	$ 29.27

Class C: Net Asset Value and offering price per share ($37,786,641 ÷ 1,296,192 shares)A	$ 29.15

Gold: Net Asset Value, offering price and redemption price per share ($2,301,019,217 ÷ 74,913,348 shares)	$ 30.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($128,261,561 ÷ 4,179,436 shares)	$ 30.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 45,886,618
Interest		111
Income from Fidelity Central Funds		791,623
Total income		46,678,352

Expenses
Management fee	$ 19,638,737
Transfer agent fees	10,364,827
Distribution and service plan fees	1,124,567
Accounting and security lending fees	1,461,846
Custodian fees and expenses	395,094
Independent trustees' compensation	23,350
Registration fees	243,295
Audit	48,549
Legal	13,865
Interest	6,213
Miscellaneous	39,252
Total expenses before reductions	33,359,595
Expense reductions	(515,705)	32,843,890
Net investment income (loss)		13,834,462
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(148,732,522)
Other affiliated issuers	(218,170)
Commodities	(522,357)
Foreign currency transactions	56,194
Total net realized gain (loss)		(149,416,855)
Change in net unrealized appreciation (depreciation) on: Investments	(1,259,403,752)
Assets and liabilities in foreign currencies	(20,196)
Commodities	(3,691,935)
Total change in net unrealized appreciation (depreciation)		(1,263,115,883)
Net gain (loss)		(1,412,532,738)
Net increase (decrease) in net assets resulting from operations		$ (1,398,698,276)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,834,462	$ (2,911,115)
Net realized gain (loss)	(149,416,855)	69,474,908
Change in net unrealized appreciation (depreciation)	(1,263,115,883)	(363,910,363)
Net increase (decrease) in net assets resulting from operations	(1,398,698,276)	(297,346,570)
Distributions to shareholders from net realized gain	-	(238,750,097)
Share transactions - net increase (decrease)	(374,414,799)	229,358,064
Redemption fees	209,222	461,104
Total increase (decrease) in net assets	(1,772,903,853)	(306,277,499)

Net Assets
Beginning of period	4,375,509,552	4,681,787,051
End of period (including accumulated net investment loss of $129,693,237 and accumulated net investment loss of $30,304,890, respectively)	$ 2,602,605,699	$ 4,375,509,552

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.37	$ 50.92	$ 40.50	$ 30.45	$ 46.19
Income from Investment Operations
Net investment income (loss) C	.07	(.13)	(.30)	(.25)	(.15)
Net realized and unrealized gain (loss)	(15.19)	(2.83)	15.28	11.00	(15.44)
Total from investment operations	(15.12)	(2.96)	14.98	10.75	(15.59)
Distributions from net realized gain	-	(2.59)	(4.57)	(.71)	(.17)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.02
Net asset value, end of period	$ 30.25	$ 45.37	$ 50.92	$ 40.50	$ 30.45
Total Return A, B	(33.33)%	(6.24)%	36.99%	35.19%	(33.81)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.14%	1.16%	1.21%	1.21%
Expenses net of fee waivers, if any	1.17%	1.14%	1.15%	1.19%	1.19%
Expenses net of all reductions	1.17%	1.14%	1.14%	1.17%	1.15%
Net investment income (loss)	.18%	(.28)%	(.63)%	(.63)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,202	$ 152,969	$ 149,178	$ 82,413	$ 39,144
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.04	$ 50.68	$ 40.34	$ 30.36	$ 46.17
Income from Investment Operations
Net investment income (loss) C	(.03)	(.27)	(.43)	(.36)	(.24)
Net realized and unrealized gain (loss)	(15.06)	(2.80)	15.21	10.96	(15.42)
Total from investment operations	(15.09)	(3.07)	14.78	10.60	(15.66)
Distributions from net realized gain	-	(2.57)	(4.45)	(.63)	(.17)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.02
Net asset value, end of period	$ 29.95	$ 45.04	$ 50.68	$ 40.34	$ 30.36
Total Return A, B	(33.50)%	(6.49)%	36.62%	34.79%	(33.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.43%	1.44%	1.51%	1.47%
Expenses net of fee waivers, if any	1.44%	1.42%	1.42%	1.49%	1.45%
Expenses net of all reductions	1.44%	1.42%	1.42%	1.47%	1.41%
Net investment income (loss)	(.09)%	(.57)%	(.90)%	(.93)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,913	$ 40,664	$ 45,846	$ 26,256	$ 15,284
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 44.24	$ 50.02	$ 39.87	$ 30.08	$ 45.97
Income from Investment Operations
Net investment income (loss) C	(.21)	(.49)	(.66)	(.55)	(.40)
Net realized and unrealized gain (loss)	(14.76)	(2.76)	15.02	10.84	(15.34)
Total from investment operations	(14.97)	(3.25)	14.36	10.29	(15.74)
Distributions from net realized gain	-	(2.53)	(4.21)	(.51)	(.17)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.02
Net asset value, end of period	$ 29.27	$ 44.24	$ 50.02	$ 39.87	$ 30.08
Total Return A, B	(33.84)%	(6.95)%	35.97%	34.12%	(34.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.90%	1.93%	2.00%	1.97%
Expenses net of fee waivers, if any	1.92%	1.90%	1.92%	1.98%	1.95%
Expenses net of all reductions	1.91%	1.90%	1.91%	1.96%	1.89%
Net investment income (loss)	(.57)%	(1.04)%	(1.39)%	(1.42)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,423	$ 20,894	$ 26,837	$ 18,340	$ 8,421
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 44.05	$ 49.81	$ 39.75	$ 30.00	$ 45.85
Income from Investment Operations
Net investment income (loss) C	(.20)	(.47)	(.64)	(.53)	(.39)
Net realized and unrealized gain (loss)	(14.70)	(2.76)	14.98	10.80	(15.30)
Total from investment operations	(14.90)	(3.23)	14.34	10.27	(15.69)
Distributions from net realized gain	-	(2.53)	(4.28)	(.53)	(.17)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 29.15	$ 44.05	$ 49.81	$ 39.75	$ 30.00
Total Return A, B	(33.83)%	(6.93)%	36.01%	34.15%	(34.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.87%	1.89%	1.97%	1.97%
Expenses net of fee waivers, if any	1.92%	1.87%	1.88%	1.95%	1.95%
Expenses net of all reductions	1.91%	1.87%	1.87%	1.93%	1.89%
Net investment income (loss)	(.57)%	(1.01)%	(1.35)%	(1.39)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,787	$ 67,996	$ 72,431	$ 38,624	$ 17,544
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.96	$ 51.44	$ 40.85	$ 30.67	$ 46.37
Income from Investment Operations
Net investment income (loss) B	.16	(.02)	(.18)	(.16)	(.04)
Net realized and unrealized gain (loss)	(15.40)	(2.85)	15.43	11.10	(15.51)
Total from investment operations	(15.24)	(2.87)	15.25	10.94	(15.55)
Distributions from net realized gain	-	(2.61)	(4.67)	(.77)	(.17)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.02
Net asset value, end of period	$ 30.72	$ 45.96	$ 51.44	$ 40.85	$ 30.67
Total Return A	(33.16)%	(6.00)%	37.35%	35.52%	(33.59)%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.89%	.91%	.98%	.89%
Expenses net of fee waivers, if any	.92%	.89%	.90%	.96%	.87%
Expenses net of all reductions	.92%	.89%	.89%	.94%	.86%
Net investment income (loss)	.43%	(.03)%	(.37)%	(.40)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,301,019	$ 3,924,439	$ 4,250,249	$ 2,839,664	$ 1,881,600
Portfolio turnover rate D	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.87	$ 51.32	$ 40.77	$ 30.65	$ 46.34
Income from Investment Operations
Net investment income (loss) B	.20	.02	(.15)	(.15)	(.05)
Net realized and unrealized gain (loss)	(15.38)	(2.85)	15.41	11.08	(15.49)
Total from investment operations	(15.18)	(2.83)	15.26	10.93	(15.54)
Distributions from net realized gain	-	(2.62)	(4.72)	(.82)	(.17)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.02
Net asset value, end of period	$ 30.69	$ 45.87	$ 51.32	$ 40.77	$ 30.65
Total Return A	(33.09)%	(5.94)%	37.45%	35.50%	(33.59)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.82%	.85%	.95%	.91%
Expenses net of fee waivers, if any	.83%	.81%	.84%	.93%	.89%
Expenses net of all reductions	.82%	.81%	.83%	.91%	.86%
Net investment income (loss)	.52%	.04%	(.31)%	(.37)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,262	$ 168,548	$ 137,246	$ 38,037	$ 6,070
Portfolio turnover rate D	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2013

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2013, the Fund held $116,121,090 in the Subsidiary, representing 4.5% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

4. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 353,036,986
Gross unrealized depreciation	(764,931,082)
Net unrealized appreciation (depreciation) on securities and other investments	$ (411,894,096)

Tax Cost	$ 3,439,137,336

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (170,232,605)
Net unrealized appreciation (depreciation)	$ (411,904,952)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Short-term	$ (67,261,086)
Long-term	(102,971,519)
Total capital loss carryforward	$ (170,232,605)

The Fund intends to elect to defer to its fiscal year ending February 28, 2014 approximately $129,692,316 of ordinary losses recognized during the period November 1, 2012 to February 28, 2013.

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ -	$ 158,364,329
Long-term Capital Gains	-	80,385,768
Total	$ -	$ 238,750,097

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $625,093,559 and $972,324,125, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its net assets. Under the management contract, FMR pays all other expenses of the Subsidiary, except custodian fees.

During the period, FMR waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 315,882	$ 5,739
Class T	.25%	.25%	157,988	814
Class B	.75%	.25%	141,475	106,141
Class C	.75%	.25%	509,222	77,647
			$ 1,124,567	$ 190,341

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,740
Class T	12,343
Class B*	43,859
Class C*	7,084
$ 118,026

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 380,022.30
Class T	101,679.32
Class B	42,879.30
Class C	151,514.30
Gold	9,385,666.30
Institutional Class	303,067.21
	$ 10,364,827

Annual Report

Notes to Consolidated Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,289 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,919,951.41%		$ 5,520

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,688 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $777,921, including $19,129 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,452,333. The weighted average interest rate was .64%. The interest expense amounted to $693 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR has contractually agreed to waive the Fund's management fee in an amount equal to the management fee of the Subsidiary. During the period, this waiver reduced the Fund's management fee by $330,253. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $173,463 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $351.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $11,638.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net realized gain
Class A	$ -	$ 7,834,928
Class T	-	2,382,367
Class B	-	1,303,107
Class C	-	3,798,844
Gold	-	215,607,839
Institutional Class	-	7,823,012
Total	$ -	$ 238,750,097

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Class A
Shares sold	1,412,697	1,589,102	$ 53,420,103	$ 76,690,664
Reinvestment of distributions	-	145,713	-	7,265,756
Shares redeemed	(1,438,620)	(1,293,053)	(53,775,838)	(61,867,749)
Net increase (decrease)	(25,923)	441,762	$ (355,735)	$ 22,088,671
Class T
Shares sold	284,748	326,122	$ 10,411,769	$ 15,663,258
Reinvestment of distributions	-	46,446	-	2,308,310
Shares redeemed	(355,685)	(374,234)	(13,010,570)	(17,626,829)
Net increase (decrease)	(70,937)	(1,666)	$ (2,598,801)	$ 344,739
Class B
Shares sold	16,804	55,740	$ 624,661	$ 2,638,278
Reinvestment of distributions	-	22,881	-	1,122,370
Shares redeemed	(167,215)	(142,844)	(6,101,257)	(6,672,300)
Net increase (decrease)	(150,411)	(64,223)	$ (5,476,596)	$ (2,911,652)
Class C
Shares sold	311,882	510,073	$ 11,372,831	$ 24,191,165
Reinvestment of distributions	-	63,636	-	3,100,723
Shares redeemed	(559,180)	(484,293)	(20,004,404)	(22,585,009)
Net increase (decrease)	(247,298)	89,416	$ (8,631,573)	$ 4,706,879
Gold
Shares sold	22,313,552	30,555,727	$ 848,495,476	$ 1,483,101,053
Reinvestment of distributions	-	4,125,294	-	208,463,091
Shares redeemed	(32,795,078)	(31,912,749)	(1,225,752,483)	(1,536,990,789)
Net increase (decrease)	(10,481,526)	2,768,272	$ (377,257,007)	$ 154,573,355
Institutional Class
Shares sold	1,354,134	1,664,357	$ 51,488,741	$ 81,430,250
Reinvestment of distributions	-	146,226	-	7,344,695
Shares redeemed	(849,045)	(810,698)	(31,583,828)	(38,218,873)
Net increase (decrease)	505,089	999,885	$ 19,904,913	$ 50,556,072

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	9.71%	6.99%	15.26%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Materials Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor Materials Fund: For the year, the fund's Institutional Class shares returned 9.71%, outpacing the 7.68% advance of the MSCI® U.S. IMI Materials 25-50 Index but trailing the S&P 500®. Compared with the broader market, the materials sector was held back in part by weakness in various metals-related groups during the first several months of the period. Versus the MSCI index, the portfolio benefited from both industry weightings and stock selection, especially in commodity chemicals, where I increased the fund's exposure to companies with ties to the construction industry. Stock picking in fertilizers/agricultural chemicals and steel also benefited the fund's results. Not owning iron-ore producer and index component Cliffs Natural Resources had a positive impact, given this stock's decline of roughly 58% against the backdrop of increasingly unfavorable supply/demand conditions for the commodity. The fund also was helped by its underweightings in metals producer Freeport-McMoRan Copper & Gold and gold miner Newmont Mining - both weak-performing constituents of the MSCI index. I sold the former and significantly reduced the latter during the period. Among overweighted positions, one key contributor was an out-of-benchmark stake in Rentech Nitrogen Partners, which I sold to lock in profits. In absolute terms, agricultural chemicals producer Monsanto was the fund's top contributor and also its largest holding, although this stock had only a small positive impact on performance relative to the index. Conversely, performance was dampened by weak picks in diversified metals/mining, a group whose allocation in the fund I significantly reduced during the period, as slowing demand from China and ample supply weighed on the share prices of these stocks. The fund's holdings in cash and cash equivalents, averaging around 3.6% of net assets during the period, also muted the fund's gain in a rising market. At the stock level, out-of-benchmark positions in two Canada-based copper mines hampered the fund's results. One of these - and the fund's biggest relative detractor - was Ivanhoe Mines, which was renamed Turquoise Hill Resources in August. This stock sold off in part on concerns about the attempt of mining giant Rio Tinto, a minority owner in Ivanhoe, to gain control of the company. Subsequently, pressure from the Mongolian government for more control and a larger share of the profits from the company's Oyu Tolgoi mine - slated to begin production in June 2013 - further depressed the stock. The shares of Copper Mountain Mining also posted a sizable loss during the period amid disappointing production numbers, which I used as an opportunity to roughly double the fund's exposure by period end. Canadian gold producer Goldcorp, another non-index position, was hampered by softness in that metal's price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.13%
Actual		$ 1,000.00	$ 1,105.40	$ 5.90
HypotheticalA		$ 1,000.00	$ 1,019.19	$ 5.66
Class T	1.42%
Actual		$ 1,000.00	$ 1,103.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.92%
Actual		$ 1,000.00	$ 1,101.10	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.88%
Actual		$ 1,000.00	$ 1,101.40	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Materials	.84%
Actual		$ 1,000.00	$ 1,107.10	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,107.00	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	9.6	8.1
LyondellBasell Industries NV Class A	4.9	4.2
Air Products & Chemicals, Inc.	4.7	5.7
E.I. du Pont de Nemours & Co.	4.3	8.3
Ecolab, Inc.	4.1	3.5
PPG Industries, Inc.	4.0	3.6
International Paper Co.	3.8	1.2
Eastman Chemical Co.	3.6	3.8
The Dow Chemical Co.	3.3	0.7
Rock-Tenn Co. Class A	3.1	3.2
	45.4
Top Industries (% of fund's net assets)
As of February 28, 2013
Chemicals	65.9%
Metals & Mining	12.3%
Containers & Packaging	8.6%
Paper & Forest Products	6.0%
Construction Materials	3.7%
All Others*	3.5%

As of August 31, 2012
Chemicals	62.5%
Metals & Mining	19.5%
Containers & Packaging	8.6%
Construction Materials	1.5%
Paper & Forest Products	1.2%
All Others*	6.7%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CHEMICALS - 65.9%
Commodity Chemicals - 10.1%
Arkema SA	115,041	$ 11,687,924
Axiall Corp.	632,739	35,800,373
Cabot Corp.	513,283	18,878,549
LyondellBasell Industries NV Class A (d)	1,463,462	85,788,142
Westlake Chemical Corp.	273,610	23,590,654
		175,745,642
Diversified Chemicals - 18.5%
E.I. du Pont de Nemours & Co.	1,551,829	74,332,609
Eastman Chemical Co.	894,076	62,343,919
FMC Corp.	881,753	53,134,436
Lanxess AG	49,593	4,203,319
PPG Industries, Inc.	514,803	69,323,372
The Dow Chemical Co.	1,793,202	56,880,367
		320,218,022
Fertilizers & Agricultural Chemicals - 9.6%
Monsanto Co.	1,643,348	166,027,448
Industrial Gases - 6.5%
Air Products & Chemicals, Inc.	947,891	81,840,909
Airgas, Inc.	308,866	30,973,082
		112,813,991
Specialty Chemicals - 21.2%
Albemarle Corp.	671,011	43,669,396
Ashland, Inc.	626,486	48,847,113
Balchem Corp.	32,824	1,323,792
Cytec Industries, Inc.	352,330	25,505,169
Ecolab, Inc.	933,679	71,473,127
NewMarket Corp.	4,004	1,007,687
PolyOne Corp.	333,286	7,595,588
Rockwood Holdings, Inc.	592,132	37,067,463
Sherwin-Williams Co.	302,027	48,804,543
Sigma Aldrich Corp.	511,144	39,388,757
W.R. Grace & Co. (a)	612,196	43,820,990
		368,503,625
TOTAL CHEMICALS		1,143,308,728
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Swisher Hygiene, Inc. (a)	262,171	369,661
CONSTRUCTION MATERIALS - 3.7%
Construction Materials - 3.7%
Lafarge SA (Bearer)	139,600	9,411,637

	Shares	Value
Martin Marietta Materials, Inc. (d)	206,511	$ 20,058,413
Vulcan Materials Co.	670,556	34,151,417
		63,621,467
CONTAINERS & PACKAGING - 8.6%
Metal & Glass Containers - 5.2%
Aptargroup, Inc.	668,539	36,060,994
Ball Corp.	937,435	41,631,488
Silgan Holdings, Inc.	316,978	13,607,866
		91,300,348
Paper Packaging - 3.4%
Graphic Packaging Holding Co. (a)	602,665	4,471,774
Rock-Tenn Co. Class A	611,384	54,076,915
		58,548,689
TOTAL CONTAINERS & PACKAGING		149,849,037
METALS & MINING - 12.3%
Diversified Metals & Mining - 2.8%
Copper Mountain Mining Corp. (a)	3,528,527	11,017,558
First Quantum Minerals Ltd. (d)	825,600	15,379,177
SunCoke Energy, Inc. (a)	237,112	3,909,977
Turquoise Hill Resources Ltd. (a)	1,499,940	9,585,071
Walter Energy, Inc. (d)	273,776	8,703,339
		48,595,122
Gold - 4.5%
Allied Nevada Gold Corp. (a)	630,372	11,535,808
Franco-Nevada Corp.	191,900	9,281,912
Goldcorp, Inc.	786,200	25,661,568
Newmont Mining Corp.	295,221	11,894,454
Royal Gold, Inc.	298,383	19,556,022
		77,929,764
Steel - 5.0%
Carpenter Technology Corp.	527,172	24,898,334
Commercial Metals Co.	1,157,189	18,873,753
Haynes International, Inc.	275,652	14,196,078
Reliance Steel & Aluminum Co.	445,602	29,672,637
		87,640,802
TOTAL METALS & MINING		214,165,688
OIL, GAS & CONSUMABLE FUELS - 0.7%
Coal & Consumable Fuels - 0.7%
Peabody Energy Corp.	554,871	11,963,019
PAPER & FOREST PRODUCTS - 6.0%
Forest Products - 0.6%
Canfor Corp. (a)	499,100	9,403,649
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - 5.4%
International Paper Co.	1,520,766	$ 66,928,912
MeadWestvaco Corp.	762,580	27,231,732
		94,160,644
TOTAL PAPER & FOREST PRODUCTS		103,564,293
TOTAL COMMON STOCKS (Cost $1,361,969,249)		1,686,841,893
Convertible Bonds - 0.4%
	Principal Amount
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc. 8% 6/1/14 (f) (Cost $7,861,200)	$ 7,861,200	7,861,200
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.1% 4/18/13 (e) (Cost $289,963)	290,000	289,967
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	40,086,153	40,086,153
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	107,374,488	107,374,488
TOTAL MONEY MARKET FUNDS (Cost $147,460,641)		147,460,641
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $1,517,581,053)		1,842,453,701
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(106,263,651)
NET ASSETS - 100%		$ 1,736,190,050
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
191 CME E-mini S&P Select Sector Materials Index Contracts	March 2013	$ 7,737,410	$ 417,650

The face value of futures purchased as a percentage of net assets is 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $289,967.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 104,759
Fidelity Securities Lending Cash Central Fund	520,779
Total	$ 625,538
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,686,841,893	$ 1,686,841,893	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
U.S. Treasury Obligations	289,967	-	289,967	-
Money Market Funds	147,460,641	147,460,641	-	-
Total Investments in Securities:	$ 1,842,453,701	$ 1,834,302,534	$ 289,967	$ 7,861,200
Derivative Instruments:
Assets
Futures Contracts	$ 417,650	$ 417,650	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 417,650	$ -
Total Value of Derivatives	$ 417,650	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.0%
Netherlands	4.9%
Canada	4.7%
France	1.2%
Others (Individually Less Than 1%)	0.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $105,779,869) - See accompanying schedule: Unaffiliated issuers (cost $1,370,120,412)	$ 1,694,993,060
Fidelity Central Funds (cost $147,460,641)	147,460,641
Total Investments (cost $1,517,581,053)		$ 1,842,453,701
Receivable for investments sold		2,511,165
Receivable for fund shares sold		3,698,364
Dividends receivable		3,018,349
Interest receivable		1,100,568
Distributions receivable from Fidelity Central Funds		45,381
Receivable for daily variation margin on futures contracts		3,820
Prepaid expenses		2,248
Receivable from investment adviser for expense reductions		2,610
Other receivables		50,560
Total assets		1,852,886,766

Liabilities
Payable for investments purchased	$ 1,546,840
Payable for fund shares redeemed	6,400,199
Accrued management fee	805,701
Distribution and service plan fees payable	131,095
Other affiliated payables	367,142
Other payables and accrued expenses	71,251
Collateral on securities loaned, at value	107,374,488
Total liabilities		116,696,716

Net Assets		$ 1,736,190,050
Net Assets consist of:
Paid in capital		$ 1,426,561,342
Undistributed net investment income		1,139,006
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,797,613)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		325,287,315
Net Assets		$ 1,736,190,050

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($219,626,960 ÷ 2,990,678 shares)	$ 73.44

Maximum offering price per share (100/94.25 of $73.44)	$ 77.92
Class T: Net Asset Value and redemption price per share ($37,859,899 ÷ 518,288 shares)	$ 73.05

Maximum offering price per share (100/96.50 of $73.05)	$ 75.70
Class B: Net Asset Value and offering price per share ($10,218,145 ÷ 141,513 shares)A	$ 72.21

Class C: Net Asset Value and offering price per share ($75,007,445 ÷ 1,042,381 shares)A	$ 71.96

Materials: Net Asset Value, offering price and redemption price per share ($1,146,781,958 ÷ 15,564,516 shares)	$ 73.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($246,695,643 ÷ 3,353,200 shares)	$ 73.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 29,263,795
Interest		631,374
Income from Fidelity Central Funds		625,538
Total income		30,520,707

Expenses
Management fee	$ 7,954,444
Transfer agent fees	3,476,538
Distribution and service plan fees	1,291,538
Accounting and security lending fees	454,958
Custodian fees and expenses	35,218
Independent trustees' compensation	9,216
Registration fees	204,637
Audit	49,183
Legal	5,043
Miscellaneous	14,328
Total expenses before reductions	13,495,103
Expense reductions	(137,302)	13,357,801
Net investment income (loss)		17,162,906
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,685,188
Foreign currency transactions	(38,891)
Futures contracts	1,204,377
Total net realized gain (loss)		19,850,674
Change in net unrealized appreciation (depreciation) on: Investment securities	92,958,506
Assets and liabilities in foreign currencies	(2,983)
Futures contracts	(743,685)
Total change in net unrealized appreciation (depreciation)		92,211,838
Net gain (loss)		112,062,512
Net increase (decrease) in net assets resulting from operations		$ 129,225,418

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,162,906	$ 11,168,253
Net realized gain (loss)	19,850,674	34,880,798
Change in net unrealized appreciation (depreciation)	92,211,838	(65,841,883)
Net increase (decrease) in net assets resulting from operations	129,225,418	(19,792,832)
Distributions to shareholders from net investment income	(15,064,080)	(9,840,737)
Distributions to shareholders from net realized gain	(31,892,999)	(7,461,289)
Total distributions	(46,957,079)	(17,302,026)
Share transactions - net increase (decrease)	219,532,050	(18,941,790)
Redemption fees	63,898	99,276
Total increase (decrease) in net assets	301,864,287	(55,937,372)

Net Assets
Beginning of period	1,434,325,763	1,490,263,135
End of period (including undistributed net investment income of $1,139,006 and undistributed net investment income of $797,816, respectively)	$ 1,736,190,050	$ 1,434,325,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.23	$ 69.96	$ 52.54	$ 27.65	$ 57.00
Income from Investment Operations
Net investment income (loss) C	.70	.40	1.08 F	.30 G	.22
Net realized and unrealized gain (loss)	5.69	(.35)	17.40	24.90	(29.46)
Total from investment operations	6.39	.05	18.48	25.20	(29.24)
Distributions from net investment income	(.63)	(.40)	(1.06)	(.32)	(.12)
Distributions from net realized gain	(1.55)	(.38)	(.01)	-	-
Total distributions	(2.18)	(.78)	(1.07)	(.32)	(.12)
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 73.44	$ 69.23	$ 69.96	$ 52.54	$ 27.65
Total Return A, B	9.40%	.21%	35.33%	91.25%	(51.30)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.13%	1.13%	1.16%	1.23%	1.21%
Expenses net of fee waivers, if any	1.13%	1.13%	1.16%	1.23%	1.21%
Expenses net of all reductions	1.12%	1.13%	1.15%	1.22%	1.20%
Net investment income (loss)	1.02%	.61%	1.81% F	.65% G	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,627	$ 157,781	$ 124,160	$ 52,352	$ 10,796
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 68.91	$ 69.68	$ 52.35	$ 27.56	$ 56.80
Income from Investment Operations
Net investment income (loss) C	.50	.21	.90 F	.16 G	.10
Net realized and unrealized gain (loss)	5.66	(.35)	17.34	24.81	(29.32)
Total from investment operations	6.16	(.14)	18.24	24.97	(29.22)
Distributions from net investment income	(.46)	(.25)	(.92)	(.19)	(.03)
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(2.02) L	(.63)	(.92)	(.19)	(.03)
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 73.05	$ 68.91	$ 69.68	$ 52.35	$ 27.56
Total Return A, B	9.10%	(.09)%	34.98%	90.70%	(51.43)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.42%	1.42%	1.44%	1.52%	1.46%
Expenses net of fee waivers, if any	1.42%	1.42%	1.44%	1.52%	1.46%
Expenses net of all reductions	1.41%	1.41%	1.43%	1.51%	1.46%
Net investment income (loss)	.73%	.33%	1.54% F	.35% G	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,860	$ 28,290	$ 25,570	$ 14,712	$ 4,944
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 68.13	$ 68.95	$ 51.86	$ 27.35	$ 56.59
Income from Investment Operations
Net investment income (loss) C	.16	(.11)	.60 F	(.07) G	(.12)
Net realized and unrealized gain (loss)	5.57	(.33)	17.13	24.61	(29.13)
Total from investment operations	5.73	(.44)	17.73	24.54	(29.25)
Distributions from net investment income	(.10)	-	(.65)	(.04)	-
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(1.65)	(.38)	(.65)	(.04)	-
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 72.21	$ 68.13	$ 68.95	$ 51.86	$ 27.35
Total Return A, B	8.55%	(.57)%	34.29%	89.79%	(51.67)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.92%	1.91%	1.93%	2.02%	1.95%
Expenses net of fee waivers, if any	1.92%	1.91%	1.93%	2.02%	1.95%
Expenses net of all reductions	1.91%	1.91%	1.92%	2.01%	1.95%
Net investment income (loss)	.24%	(.17)%	1.04% F	(.15)% G	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,218	$ 11,040	$ 13,507	$ 9,538	$ 2,601
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 67.98	$ 68.78	$ 51.79	$ 27.31	$ 56.50
Income from Investment Operations
Net investment income (loss) C	.18	(.10)	.61 F	(.06) G	(.13)
Net realized and unrealized gain (loss)	5.55	(.32)	17.09	24.57	(29.07)
Total from investment operations	5.73	(.42)	17.70	24.51	(29.20)
Distributions from net investment income	(.20)	-	(.72)	(.04)	-
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(1.75)	(.38)	(.72)	(.04)	-
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 71.96	$ 67.98	$ 68.78	$ 51.79	$ 27.31
Total Return A, B	8.58%	(.55)%	34.29%	89.82%	(51.66)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.89%	1.93%	2.01%	1.95%
Expenses net of fee waivers, if any	1.89%	1.89%	1.93%	2.01%	1.95%
Expenses net of all reductions	1.88%	1.89%	1.92%	2.00%	1.95%
Net investment income (loss)	.26%	(.15)%	1.04% F	(.13)% G	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 75,007	$ 58,296	$ 46,525	$ 20,469	$ 5,509
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.41	$ 70.11	$ 52.61	$ 27.66	$ 57.01
Income from Investment Operations
Net investment income (loss) B	.90	.60	1.25 E	.43 F	.38
Net realized and unrealized gain (loss)	5.71	(.37)	17.43	24.91	(29.54)
Total from investment operations	6.61	.23	18.68	25.34	(29.16)
Distributions from net investment income	(.79)	(.55)	(1.16)	(.40)	(.20)
Distributions from net realized gain	(1.55)	(.38)	(.03)	-	-
Total distributions	(2.34)	(.93)	(1.19)	(.40)	(.20)
Redemption fees added to paid in capital B	- J	- J	.01	.01	.01
Net asset value, end of period	$ 73.68	$ 69.41	$ 70.11	$ 52.61	$ 27.66
Total Return A	9.71%	.49%	35.70%	91.77%	(51.15)%
Ratios to Average Net Assets C, G
Expenses before reductions	.85%	.85%	.88%	.96%	.90%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.96%	.90%
Expenses net of all reductions	.84%	.84%	.87%	.94%	.90%
Net investment income (loss)	1.30%	.90%	2.10% E	.92% F	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,146,782	$ 1,089,619	$ 1,195,371	$ 604,475	$ 127,551
Portfolio turnover rate D	61%	94%	87%	104% H	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..70%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.35	$ 70.05	$ 52.58	$ 27.66	$ 57.00
Income from Investment Operations
Net investment income (loss) B	.90	.60	1.28 E	.46 F	.38
Net realized and unrealized gain (loss)	5.70	(.36)	17.40	24.89	(29.53)
Total from investment operations	6.60	.24	18.68	25.35	(29.15)
Distributions from net investment income	(.83)	(.56)	(1.19)	(.44)	(.20)
Distributions from net realized gain	(1.55)	(.38)	(.03)	-	-
Total distributions	(2.38)	(.94)	(1.22)	(.44)	(.20)
Redemption fees added to paid in capital B	- J	- J	.01	.01	.01
Net asset value, end of period	$ 73.57	$ 69.35	$ 70.05	$ 52.58	$ 27.66
Total Return A	9.71%	.50%	35.73%	91.79%	(51.15)%
Ratios to Average Net Assets C, G
Expenses before reductions	.85%	.84%	.86%	.94%	.90%
Expenses net of fee waivers, if any	.85%	.84%	.86%	.94%	.90%
Expenses net of all reductions	.84%	.83%	.85%	.93%	.90%
Net investment income (loss)	1.30%	.91%	2.11% E	.94% F	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,696	$ 89,299	$ 85,130	$ 13,670	$ 719
Portfolio turnover rate D	61%	94%	87%	104% H	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..72%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 369,676,346
Gross unrealized depreciation	(47,344,015)
Net unrealized appreciation (depreciation) on securities and other investments	$ 322,332,331

Tax Cost	$ 1,520,121,370

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,139,008
Undistributed long-term capital gain	$ 374,657
Net unrealized appreciation (depreciation)	$ 322,329,348

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 15,064,080	$ 9,840,737
Long-term Capital Gains	31,892,999	7,461,289
Total	$ 46,957,079	$ 17,302,026

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. At February 28, 2013 capital loss carryforwards were as follows:

Fiscal year of expiration:
2017	$ (2,033,557)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (3,137,332)

The Fund acquired $3,137,332 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,204,377 and a change in net unrealized appreciation (depreciation) of $(743,685) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,052,076,740 and $837,936,289, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 427,638	$ 10,034
Class T	.25%	.25%	153,568	902
Class B	.75%	.25%	102,442	76,934
Class C	.75%	.25%	607,890	167,651
			$ 1,291,538	$ 255,521

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 151,786
Class T	13,666
Class B*	18,449
Class C*	13,222
$ 197,123

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 461,680.27
Class T	94,591.31
Class B	30,998.30
Class C	165,490.27
Materials	2,436,019.24
Institutional Class	287,760.24
	$ 3,476,538

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,947 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,636 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $520,779. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134,582 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $110.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,610.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
From net investment income
Class A	$ 1,631,593	$ 868,107
Class T	221,281	100,314
Class B	14,451	-
Class C	183,511	-
Materials	11,420,509	8,266,851
Institutional Class	1,592,735	605,465
Total	$ 15,064,080	$ 9,840,737
From net realized gain
Class A	$ 3,967,803	$ 816,536
Class T	717,303	151,869
Class B	228,009	66,321
Class C	1,411,838	312,224
Materials	22,783,457	5,701,275
Institutional Class	2,784,589	413,064
Total	$ 31,892,999	$ 7,461,289

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2013	Year Ended February 29, 2012
Class A
Shares sold	1,611,922	1,406,389	$ 112,576,195	$ 95,285,956
Reinvestment of distributions	68,775	23,605	4,804,595	1,462,799
Shares redeemed	(969,159)	(925,476)	(66,285,158)	(60,145,567)
Net increase (decrease)	711,538	504,518	$ 51,095,632	$ 36,603,188

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2013	Year Ended February 29, 2012
Class T
Shares sold	205,283	150,265	$ 14,234,477	$ 10,197,019
Reinvestment of distributions	12,892	3,964	896,667	244,682
Shares redeemed	(110,407)	(110,682)	(7,498,384)	(7,174,563)
Net increase (decrease)	107,768	43,547	$ 7,632,760	$ 3,267,138
Class B
Shares sold	21,997	35,651	$ 1,493,049	$ 2,318,398
Reinvestment of distributions	3,022	909	207,121	55,554
Shares redeemed	(45,545)	(70,403)	(3,081,508)	(4,524,937)
Net increase (decrease)	(20,526)	(33,843)	$ (1,381,338)	$ (2,150,985)
Class C
Shares sold	423,105	456,374	$ 29,248,360	$ 30,369,453
Reinvestment of distributions	19,249	4,184	1,317,196	254,995
Shares redeemed	(257,585)	(279,339)	(17,263,032)	(17,740,501)
Net increase (decrease)	184,769	181,219	$ 13,302,524	$ 12,883,947
Materials
Shares sold	5,306,846	6,950,456	$ 372,534,797	$ 471,314,225
Reinvestment of distributions	464,930	214,200	32,543,457	13,299,700
Shares redeemed	(5,905,812)	(8,516,169)	(406,043,890)	(562,008,908)
Net increase (decrease)	(134,036)	(1,351,513)	$ (965,636)	$ (77,394,983)
Institutional Class
Shares sold	2,986,457	1,444,894	$ 212,651,449	$ 97,144,756
Reinvestment of distributions	54,139	13,291	3,797,777	824,595
Shares redeemed	(975,090)	(1,385,770)	(66,601,118)	(90,119,446)
Net increase (decrease)	2,065,506	72,415	$ 149,848,108	$ 7,849,905

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	14.33%	5.78%	9.62%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006, are those of Telecommunications Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Matthew Drukker, who became Portfolio Manager of Fidelity Advisor® Telecommunications Fund on January 22, 2013: For the year, the fund's Institutional Class shares advanced 14.33%, trailing the 15.35% result of the MSCI® U.S. IMI Telecommunications Services 25-50 Index, but outpacing the S&P 500®. The market experienced some turbulent swings this period, and investors generally favored large integrated telecom stocks because of their high dividend yields and more-defensive characteristics. Not surprisingly, a significant driver of the fund's and index's solid absolute returns was their heavy exposure - 55% and 63% average weightings, respectively - to the group. That said, the fund did give up some ground to the MSCI index during the period due to forced underweightings - stemming from diversification rules imposed under the Internal Revenue Code - in telecom giants Verizon Communications and AT&T, which together comprised about 45% of the sector benchmark. Verizon, the fund's biggest relative detractor, and AT&T performed quite well over the one-year stretch, each boasting a double-digit return. Alaskan telecom provider General Communications was another miss. The fund owned a larger-than-benchmark stake in the stock, as the prior manager believed this company would grow faster than many of its U.S. integrated telecom counterparts. Unfortunately, stocks of companies with exposure to Alaska were often influenced by temperamental oil prices. Overweighting integrated telecom CenturyLink weighed on performance, particularly when the stock plunged late in the period after the company reported weak fourth-quarter results, cut its quarterly dividend and issued mixed guidance. Elsewhere, wireless broadband mobile services provider MetroPCS Communications lagged the sector benchmark early on and the fund's slightly overweighted position at that time hurt performance. Conversely, the fund tended to steer clear of small-cap integrated telecom companies with subscale operations and declining revenues, which was the right call during the year, as largely avoiding benchmark components that fit these criteria - such as Elephant Talk Communications, Lumos Networks and Alaska Communications Systems Group, and underweighting Windstream - were among the fund's biggest contributors. Elephant Talk provides software and services to telecom companies across the globe. Its exposure to the hard-hit eurozone, along with disappointing financial results, caused shares to plummet. Avoiding Lumos Networks, a fiber-based network services provider operating in the Mid-Atlantic region, and underweighting integrated telecom firm Windstream was beneficial, as shares of both index components tumbled on poor financial results. Lastly, Alaska Communications was hurt by its exposure to this state, as the price of oil - the state's primary source of revenue - was volatile during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.18%
Actual		$ 1,000.00	$ 1,049.00	$ 5.99
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.47%
Actual		$ 1,000.00	$ 1,047.60	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.93%
Actual		$ 1,000.00	$ 1,045.20	$ 9.79
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.90%
Actual		$ 1,000.00	$ 1,045.20	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.49
Telecommunications	.86%
Actual		$ 1,000.00	$ 1,050.80	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31
Institutional Class	.82%
Actual		$ 1,000.00	$ 1,051.00	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	25.3	18.1
American Tower Corp.	7.1	0.0
AT&T, Inc.	6.6	21.5
SBA Communications Corp. Class A	5.6	5.0
CenturyLink, Inc.	5.6	9.6
Vodafone Group PLC sponsored ADR	4.4	3.3
Sprint Nextel Corp.	3.9	5.1
Telephone & Data Systems, Inc.	2.9	2.9
Clearwire Corp. Class A	2.6	1.7
General Communications, Inc. Class A	2.5	2.6
	66.5
Top Industries (% of fund's net assets)
As of February 28, 2013
Diversified Telecommunication Services	56.9%
Wireless Telecommunication Services	28.0%
Real Estate Investment Trusts	7.1%
Media	2.1%
Electronic Equipment & Components	1.5%
All Others*	4.4%

As of August 31, 2012
Diversified Telecommunication Services	67.3%
Wireless Telecommunication Services	27.5%
Media	1.7%
Software	0.2%
Communications Equipment	0.0%
All Others*	3.3%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
Symmetricom, Inc. (a)	338,300	$ 1,671,202
COMPUTERS & PERIPHERALS - 0.3%
Computer Hardware - 0.3%
Apple, Inc.	2,241	989,177
DIVERSIFIED TELECOMMUNICATION SERVICES - 56.9%
Alternative Carriers - 9.8%
Cogent Communications Group, Inc.	378,402	9,516,810
inContact, Inc. (a)	262,200	1,780,338
Iridium Communications, Inc. (a)	16,600	101,426
Level 3 Communications, Inc. (a)	479,895	9,588,302
Lumos Networks Corp.	301,762	3,446,122
tw telecom, inc. (a)	343,657	8,701,395
Vonage Holdings Corp. (a)	2,186,000	5,771,040
		38,905,433
Integrated Telecommunication Services - 47.1%
AT&T, Inc.	721,319	25,902,565
Atlantic Tele-Network, Inc.	137,400	6,457,800
CenturyLink, Inc.	642,484	22,274,920
Cincinnati Bell, Inc. (a)	808,400	2,627,300
Consolidated Communications Holdings, Inc.	53,298	895,406
Elephant Talk Communication, Inc. (a)(d)	326,540	391,848
Frontier Communications Corp. (d)	2,098,500	8,687,790
General Communications, Inc. Class A (a)	1,160,061	9,802,515
IDT Corp. Class B	51,100	516,621
Koninklijke KPN NV (d)	461,212	1,573,982
Telecom Italia SpA	1,147,800	844,086
Telefonica Brasil SA sponsored ADR	236,963	6,246,345
Verizon Communications, Inc.	2,155,147	100,278,991
Windstream Corp.	182	1,563
		186,501,732
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		225,407,165
ELECTRONIC EQUIPMENT & COMPONENTS - 1.5%
Electronic Manufacturing Services - 1.5%
Flextronics International Ltd. (a)	899,300	5,980,345
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Velti PLC (a)	145,900	536,912
MEDIA - 2.1%
Cable & Satellite - 2.1%
Cablevision Systems Corp. - NY Group Class A	54,425	761,406
Comcast Corp. Class A	65,700	2,614,203

	Shares	Value
Liberty Global, Inc. Class A (a)	42,318	$ 2,915,287
Time Warner Cable, Inc.	22,881	1,976,690
		8,267,586
REAL ESTATE INVESTMENT TRUSTS - 7.1%
Specialized REITs - 7.1%
American Tower Corp.	362,800	28,153,280
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
Semiconductors - 0.8%
Broadcom Corp. Class A	94,031	3,207,397
SOFTWARE - 0.4%
Application Software - 0.4%
Synchronoss Technologies, Inc. (a)	45,603	1,375,843
WIRELESS TELECOMMUNICATION SERVICES - 28.0%
Wireless Telecommunication Services - 28.0%
America Movil S.A.B. de CV Series L sponsored ADR	197,000	4,115,330
Boingo Wireless, Inc. (a)	262,815	1,597,915
Clearwire Corp. Class A (a)	3,309,836	10,326,688
Crown Castle International Corp. (a)	102,183	7,132,373
Leap Wireless International, Inc. (a)(d)	89,900	480,965
MetroPCS Communications, Inc. (a)	877,806	8,602,499
Millicom International Cellular SA (depository receipt)	11,000	863,175
Mobile TeleSystems OJSC sponsored ADR	114,694	2,373,019
NII Holdings, Inc. (a)	492,400	2,373,368
NTELOS Holdings Corp.	15,706	196,011
NTT DoCoMo, Inc.	1,327	2,051,525
SBA Communications Corp. Class A (a)	313,556	22,300,103
Sprint Nextel Corp. (a)	2,668,950	15,479,910
Telephone & Data Systems, Inc.	506,600	11,596,074
TIM Participacoes SA	229,200	1,001,607
U.S. Cellular Corp. (a)	79,700	2,932,163
Vodafone Group PLC sponsored ADR	696,300	17,504,982
		110,927,707
TOTAL COMMON STOCKS (Cost $399,839,378)		386,516,614
Money Market Funds - 5.2%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	12,575,761	$ 12,575,761
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	8,239,903	8,239,903
TOTAL MONEY MARKET FUNDS (Cost $20,815,664)		20,815,664
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $420,655,042)		407,332,278
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(11,234,417)
NET ASSETS - 100%		$ 396,097,861
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,115
Fidelity Securities Lending Cash Central Fund	316,632
Total	$ 345,747
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 386,516,614	$ 383,621,003	$ 2,895,611	$ -
Money Market Funds	20,815,664	20,815,664	-	-
Total Investments in Securities:	$ 407,332,278	$ 404,436,667	$ 2,895,611	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.2%
United Kingdom	4.4%
Brazil	1.9%
Singapore	1.5%
Mexico	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $7,933,343) - See accompanying schedule: Unaffiliated issuers (cost $399,839,378)	$ 386,516,614
Fidelity Central Funds (cost $20,815,664)	20,815,664
Total Investments (cost $420,655,042)		$ 407,332,278
Receivable for investments sold		6,938,541
Receivable for fund shares sold		140,517
Dividends receivable		66,205
Distributions receivable from Fidelity Central Funds		22,752
Prepaid expenses		874
Receivable from investment adviser for expense reductions		350
Other receivables		24,377
Total assets		414,525,894

Liabilities
Payable for investments purchased	$ 9,698,693
Payable for fund shares redeemed	173,973
Accrued management fee	185,668
Distribution and service plan fees payable	7,161
Other affiliated payables	88,075
Other payables and accrued expenses	34,560
Collateral on securities loaned, at value	8,239,903
Total liabilities		18,428,033

Net Assets		$ 396,097,861
Net Assets consist of:
Paid in capital		$ 421,537,330
Undistributed net investment income		1,584,319
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,698,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(13,324,894)
Net Assets		$ 396,097,861

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,449,412 ÷ 125,031 shares)	$ 51.58

Maximum offering price per share (100/94.25 of $51.58)	$ 54.73
Class T: Net Asset Value and redemption price per share ($4,237,276 ÷ 82,419 shares)	$ 51.41

Maximum offering price per share (100/96.50 of $51.41)	$ 53.27
Class B: Net Asset Value and offering price per share ($575,989 ÷ 11,156 shares)A	$ 51.63

Class C: Net Asset Value and offering price per share ($4,353,220 ÷ 84,570 shares)A	$ 51.47

Telecommunications: Net Asset Value, offering price and redemption price per share ($377,841,071 ÷ 7,300,752 shares)	$ 51.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,640,893 ÷ 51,131 shares)	$ 51.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 12,424,007
Interest		72
Income from Fidelity Central Funds		345,747
Total income		12,769,826

Expenses
Management fee	$ 2,234,749
Transfer agent fees	947,758
Distribution and service plan fees	77,446
Accounting and security lending fees	159,773
Custodian fees and expenses	10,570
Independent trustees' compensation	2,693
Registration fees	79,762
Audit	50,173
Legal	2,845
Miscellaneous	3,614
Total expenses before reductions	3,569,383
Expense reductions	(61,113)	3,508,270
Net investment income (loss)		9,261,556
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,363,660
Foreign currency transactions	(6,576)
Total net realized gain (loss)		44,357,084
Change in net unrealized appreciation (depreciation) on: Investment securities	3,166,454
Assets and liabilities in foreign currencies	(713)
Total change in net unrealized appreciation (depreciation)		3,165,741
Net gain (loss)		47,522,825
Net increase (decrease) in net assets resulting from operations		$ 56,784,381

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,261,556	$ 5,541,550
Net realized gain (loss)	44,357,084	24,725,843
Change in net unrealized appreciation (depreciation)	3,165,741	(35,725,245)
Net increase (decrease) in net assets resulting from operations	56,784,381	(5,457,852)
Distributions to shareholders from net investment income	(8,401,078)	(4,955,219)
Share transactions - net increase (decrease)	(7,060,825)	(2,457,615)
Redemption fees	3,280	35,055
Total increase (decrease) in net assets	41,325,758	(12,835,631)

Net Assets
Beginning of period	354,772,103	367,607,734
End of period (including undistributed net investment income of $1,584,319 and undistributed net investment income of $730,417, respectively)	$ 396,097,861	$ 354,772,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.12	$ 46.93	$ 37.64	$ 26.66	$ 42.56
Income from Investment Operations
Net investment income (loss) C	.99	.56	.57	.67	.22
Net realized and unrealized gain (loss)	5.43	(.86)	9.49	10.55	(15.60)
Total from investment operations	6.42	(.30)	10.06	11.22	(15.38)
Distributions from net investment income	(.96)	(.51)	(.77)	(.19)	(.35) F
Distributions from net realized gain	-	-	-	(.05)	(.18) F
Total distributions	(.96)	(.51)	(.77)	(.24) J	(.52) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.58	$ 46.12	$ 46.93	$ 37.64	$ 26.66
Total Return A, B	13.97%	(.54)%	26.87%	42.07%	(36.16)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.18%	1.20%	1.20%	1.26%	1.21%
Expenses net of fee waivers, if any	1.18%	1.20%	1.20%	1.26%	1.21%
Expenses net of all reductions	1.17%	1.18%	1.18%	1.24%	1.21%
Net investment income (loss)	2.01%	1.21%	1.35%	1.89%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,449	$ 4,677	$ 4,305	$ 3,343	$ 2,112
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. K Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.01	$ 46.81	$ 37.55	$ 26.68	$ 42.49
Income from Investment Operations
Net investment income (loss) C	.85	.42	.45	.57	.12
Net realized and unrealized gain (loss)	5.39	(.84)	9.47	10.54	(15.56)
Total from investment operations	6.24	(.42)	9.92	11.11	(15.44)
Distributions from net investment income	(.84)	(.38)	(.66)	(.22)	(.24) F
Distributions from net realized gain	-	-	-	(.03)	(.13) F
Total distributions	(.84)	(.38)	(.66)	(.24) J	(.37) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.41	$ 46.01	$ 46.81	$ 37.55	$ 26.68
Total Return A, B	13.61%	(.82)%	26.54%	41.64%	(36.34)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.48%	1.49%	1.48%	1.55%	1.49%
Expenses net of fee waivers, if any	1.48%	1.49%	1.48%	1.55%	1.49%
Expenses net of all reductions	1.46%	1.47%	1.46%	1.53%	1.48%
Net investment income (loss)	1.72%	.92%	1.06%	1.60%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,237	$ 2,702	$ 2,882	$ 2,051	$ 620
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. K Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.14	$ 46.93	$ 37.60	$ 26.71	$ 42.42
Income from Investment Operations
Net investment income (loss) C	.62	.21	.25	.40	(.05)
Net realized and unrealized gain (loss)	5.42	(.83)	9.48	10.54	(15.49)
Total from investment operations	6.04	(.62)	9.73	10.94	(15.54)
Distributions from net investment income	(.55)	(.17)	(.40)	(.04)	(.11) F
Distributions from net realized gain	-	-	-	(.01)	(.06) F
Total distributions	(.55)	(.17)	(.40)	(.05) J	(.17) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.63	$ 46.14	$ 46.93	$ 37.60	$ 26.71
Total Return A, B	13.11%	(1.29)%	25.96%	40.97%	(36.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.95%	1.95%	2.01%	1.97%
Expenses net of fee waivers, if any	1.93%	1.95%	1.95%	2.01%	1.97%
Expenses net of all reductions	1.92%	1.93%	1.93%	2.00%	1.96%
Net investment income (loss)	1.26%	.47%	.60%	1.13%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 576	$ 596	$ 706	$ 641	$ 363
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. K Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.02	$ 46.89	$ 37.61	$ 26.76	$ 42.42
Income from Investment Operations
Net investment income (loss) C	.63	.22	.26	.41	(.05)
Net realized and unrealized gain (loss)	5.41	(.84)	9.46	10.56	(15.50)
Total from investment operations	6.04	(.62)	9.72	10.97	(15.55)
Distributions from net investment income	(.59)	(.25)	(.44)	(.10)	(.07) F
Distributions from net realized gain	-	-	-	(.02)	(.05) F
Total distributions	(.59)	(.25)	(.44)	(.12) J	(.11) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.47	$ 46.02	$ 46.89	$ 37.61	$ 26.76
Total Return A, B	13.14%	(1.27)%	25.95%	41.00%	(36.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.93%	1.94%	2.01%	1.97%
Expenses net of fee waivers, if any	1.90%	1.93%	1.94%	2.01%	1.97%
Expenses net of all reductions	1.89%	1.91%	1.92%	2.00%	1.96%
Net investment income (loss)	1.29%	.48%	.61%	1.13%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,353	$ 3,514	$ 3,035	$ 2,151	$ 371
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. K Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.26	$ 47.07	$ 37.73	$ 26.74	$ 42.70
Income from Investment Operations
Net investment income (loss) B	1.15	.70	.69	.76	.30
Net realized and unrealized gain (loss)	5.43	(.86)	9.52	10.59	(15.65)
Total from investment operations	6.58	(.16)	10.21	11.35	(15.35)
Distributions from net investment income	(1.09)	(.65)	(.87)	(.31)	(.41) E
Distributions from net realized gain	-	-	-	(.05)	(.20) E
Total distributions	(1.09)	(.65)	(.87)	(.36) I	(.61) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 51.75	$ 46.26	$ 47.07	$ 37.73	$ 26.74
Total Return A	14.30%	(.23)%	27.24%	42.43%	(36.00)%
Ratios to Average Net Assets C, F
Expenses before reductions	.87%	.90%	.92%	.99%	.97%
Expenses net of fee waivers, if any	.87%	.90%	.92%	.99%	.97%
Expenses net of all reductions	.85%	.88%	.91%	.98%	.96%
Net investment income (loss)	2.33%	1.52%	1.62%	2.15%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 377,841	$ 342,262	$ 354,938	$ 279,704	$ 196,231
Portfolio turnover rate D	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.20	$ 47.02	$ 37.69	$ 26.73	$ 42.65
Income from Investment Operations
Net investment income (loss) B	1.17	.70	.71	.84	.34
Net realized and unrealized gain (loss)	5.42	(.88)	9.50	10.55	(15.67)
Total from investment operations	6.59	(.18)	10.21	11.39	(15.33)
Distributions from net investment income	(1.14)	(.64)	(.88)	(.38)	(.40) E
Distributions from net realized gain	-	-	-	(.05)	(.20) E
Total distributions	(1.14)	(.64)	(.88)	(.43) I	(.59) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 51.65	$ 46.20	$ 47.02	$ 37.69	$ 26.73
Total Return A	14.33%	(.26)%	27.27%	42.59%	(35.99)%
Ratios to Average Net Assets C, F
Expenses before reductions	.85%	.89%	.91%	.86%	.91%
Expenses net of fee waivers, if any	.85%	.89%	.91%	.86%	.91%
Expenses net of all reductions	.83%	.87%	.89%	.84%	.90%
Net investment income (loss)	2.35%	1.52%	1.64%	2.29%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,641	$ 1,022	$ 1,743	$ 1,101	$ 68
Portfolio turnover rate D	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. J Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,237,253
Gross unrealized depreciation	(53,653,112)
Net unrealized appreciation (depreciation) on securities and other investments	$ (22,415,859)

Tax Cost	$ 429,748,137

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,584,607
Capital loss carryforward	$ (4,605,799)
Net unrealized appreciation (depreciation)	$ (22,417,989)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (4,605,799)

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 8,401,078	$ 4,955,219

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $292,408,210 and $291,614,126, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 14,849	$ 541
Class T	.25%	.25%	17,870	70
Class B	.75%	.25%	6,575	4,941
Class C	.75%	.25%	38,152	9,096
			$ 77,446	$ 14,648

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,421
Class T	2,485
Class B*	1,042
Class C*	869
$ 9,817

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 17,802.30
Class T	12,230.34
Class B	1,983.30
Class C	10,279.27
Telecommunications	902,150.23
Institutional Class	3,314.21
	$ 947,758

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,997 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,031 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,380,500. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $316,632, including $55,252 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60,763 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $350.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net investment income
Class A	$ 115,461	$ 54,285
Class T	65,641	24,009
Class B	6,964	2,206
Class C	43,780	19,099
Telecommunications	8,113,006	4,833,836
Institutional Class	56,226	21,784
Total	$ 8,401,078	$ 4,955,219

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Class A
Shares sold	76,572	70,128	$ 3,760,739	$ 3,321,351
Reinvestment of distributions	1,839	1,116	92,540	47,447
Shares redeemed	(54,776)	(61,569)	(2,738,397)	(2,787,444)
Net increase (decrease)	23,635	9,675	$ 1,114,882	$ 581,354
Class T
Shares sold	48,620	24,101	$ 2,392,044	$ 1,100,865
Reinvestment of distributions	1,268	557	63,823	23,555
Shares redeemed	(26,195)	(27,493)	(1,317,712)	(1,235,915)
Net increase (decrease)	23,693	(2,835)	$ 1,138,155	$ (111,495)
Class B
Shares sold	3,053	1,659	$ 144,445	$ 77,673
Reinvestment of distributions	133	46	6,751	1,965
Shares redeemed	(4,941)	(3,832)	(248,673)	(176,016)
Net increase (decrease)	(1,755)	(2,127)	$ (97,477)	$ (96,378)
Class C
Shares sold	26,248	30,950	$ 1,304,972	$ 1,412,876
Reinvestment of distributions	594	313	29,972	13,236
Shares redeemed	(18,620)	(19,633)	(912,596)	(879,199)
Net increase (decrease)	8,222	11,630	$ 422,348	$ 546,913
Telecommunications
Shares sold	3,283,802	3,856,487	$ 158,174,294	$ 180,498,933
Reinvestment of distributions	156,090	108,713	7,859,416	4,652,114
Shares redeemed	(3,538,446)	(4,106,690)	(177,183,415)	(188,141,891)
Net increase (decrease)	(98,554)	(141,490)	$ (11,149,705)	$ (2,990,844)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Institutional Class
Shares sold	41,031	107,857	$ 2,107,286	$ 5,158,491
Reinvestment of distributions	986	401	49,926	17,134
Shares redeemed	(13,014)	(123,190)	(646,240)	(5,562,790)
Net increase (decrease)	29,003	(14,932)	$ 1,510,972	$ (387,165)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 20% of the total outstanding shares of the Fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio and Telecommunications Portfolio(funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/15/13	04/12/13	$0.206	$2.121
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/15/13	04/12/13	$0.000	$0.000
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/15/13	04/12/13	$0.052	$0.017
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/15/13	04/12/13	$0.178	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$81,679,202
Materials Portfolio	$25,407,156

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	April 2012	December 2012
Consumer Staples Portfolio
Institutional Class	100%	100% %
Gold Portfolio
Institutional Class	0%	0%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2012	December 2012
Consumers Staples Portfolio
Institutional Class	100%	100%
Gold Portfolio
Institutional Class	0%	0%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

Gold Portfolio

Materials Portfolio

Telecommunications Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASGMTI-UANN-0413
1.845768.106

Fidelity®

Select Portfolios®

Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)
Investment Changes	(Click Here)
Investments	(Click Here)
Financial Statements	(Click Here)
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Consumer Staples Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio A	17.94%	9.03%	12.50%

A Prior to October 1, 2006, Consumer Staples Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Consumer Staples Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Robert Lee, Portfolio Manager of Consumer Staples Portfolio: For the 12 months ending February 28, 2013, the fund's Retail Class shares returned 17.94%, modestly underperforming the 18.07% advance of the MSCI® U.S. IMI Consumer Staples 25-50 Index, but solidly outpacing the S&P 500®. The consumer staples sector outperformed during the period, driven by household products and packaged foods/meats - both groups where the fund had unfavorable positioning. However, the biggest headwind hindering performance was the portfolio's positioning in tobacco, including a very large out-of-index stake in British American Tobacco, which was the fund's biggest individual detractor. Investors became concerned with new efforts by some countries to discourage smoking, and the stock price fell. An underweighting and weak stock picking in packaged foods/meats also hurt, especially not owning H.J. Heinz, a strong-performing index component. Heinz stock got a boost in February when Warren Buffet's Berkshire Hathaway, along with Brazilian private equity group 3G Capital, announced they would acquire the ketchup maker at a premium price. Household products was another group that detracted, including not owning personal paper products manufacturer and index stock Kimberly-Clark, which outperformed the benchmark, and overweighting Procter & Gamble, the fund's single largest position, on average. In other areas, underweighting the hypermarkets/super centers area hurt, as did a position in Nu Skin Enterprises, a direct-seller of anti-aging skin care products. Elsewhere, the fund's cash position detracted, as did currency fluctuations. Since consumer staples companies tend to conduct business in many countries, exchange rate movements during the period impacted most stocks in the sector, including many held by the fund. On the positive side, positioning in distillers/vintners and stock picking in brewers buoyed the fund's relative return. In the first category, global wine and spirits distributor Constellation Brands - which was sold prior to period end - was the fund's top individual contributor. Global brewer Anheuser-Busch InBev - a non-index name also among the fund's top relative contributors - announced in June it would acquire the 50% of Mexican brewer Grupo Modelo that it didn't already own. As part of the deal, Anheuser-Busch allowed Constellation to take full control of the joint venture it had with the Mexican brewer for the U.S. distribution rights to Corona, Modelo's premium beer brand, which lifted Constellation's stock. A non-index position in British global spirits producer Diageo also helped here. Elsewhere, an underweighting in nutritional and weight management direct-seller Herbalife helped, as the stock took a big hit late in 2012 when a prominent investor suggested the company was a pyramid scheme, rather then a sustainable business enterprise. In the tobacco group, there were a few offsets to British American Tobacco, including an underweighting in Philip Morris International.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.08%
Actual		$ 1,000.00	$ 1,096.50	$ 5.61
HypotheticalA		$ 1,000.00	$ 1,019.44	$ 5.41
Class T	1.35%
Actual		$ 1,000.00	$ 1,095.00	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 6.76
Class B	1.88%
Actual		$ 1,000.00	$ 1,092.30	$ 9.75
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Class C	1.82%
Actual		$ 1,000.00	$ 1,092.40	$ 9.44
HypotheticalA		$ 1,000.00	$ 1,015.77	$ 9.10
Consumer Staples	.81%
Actual		$ 1,000.00	$ 1,098.10	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,097.80	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	13.9	13.8
Procter & Gamble Co.	13.1	14.9
The Coca-Cola Co.	11.7	10.8
CVS Caremark Corp.	7.3	7.1
Altria Group, Inc.	4.8	4.5
Colgate-Palmolive Co.	3.0	2.9
Wal-Mart Stores, Inc.	2.9	2.0
Philip Morris International, Inc.	2.5	2.4
Diageo PLC sponsored ADR	2.5	3.1
Bunge Ltd.	2.2	2.1
	63.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Beverages	25.4%
Tobacco	22.7%
Household Products	16.1%
Food & Staples Retailing	15.1%
Food Products	10.7%
All Others*	10.0%

As of August 31, 2012
Beverages	28.9%
Tobacco	21.6%
Household Products	18.4%
Food & Staples Retailing	12.4%
Food Products	9.4%
All Others*	9.3%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
BEVERAGES - 25.4%
Brewers - 4.3%
Anheuser-Busch InBev SA NV	518,028	$ 48,546,936
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	246,385	10,934,566
Compania Cervecerias Unidas SA sponsored ADR	174,000	5,688,060
SABMiller PLC	651,700	32,398,437
		97,567,999
Distillers & Vintners - 5.9%
Diageo PLC sponsored ADR	472,177	56,524,309
Pernod Ricard SA	351,601	45,623,258
Remy Cointreau SA	260,060	32,865,665
		135,013,232
Soft Drinks - 15.2%
Coca-Cola Bottling Co. CONSOLIDATED	92,245	6,035,590
Coca-Cola FEMSA SAB de CV sponsored ADR (d)	34,829	5,873,563
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	78,006	2,105,382
Coca-Cola Icecek A/S	363,162	8,580,140
Embotelladora Andina SA:
ADR	43,689	1,438,242
sponsored ADR (d)	241,600	10,110,960
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	51,187	5,719,635
PepsiCo, Inc.	528,471	40,042,248
The Coca-Cola Co.	6,925,452	268,153,501
		348,059,261
TOTAL BEVERAGES		580,640,492
FOOD & STAPLES RETAILING - 15.1%
Drug Retail - 9.1%
CVS Caremark Corp.	3,263,883	166,849,699
Drogasil SA	516,400	5,953,444
Walgreen Co.	856,660	35,071,660
		207,874,803
Food Distributors - 0.2%
Chefs' Warehouse Holdings (a)	230,800	4,154,400
Food Retail - 2.9%
Fresh Market, Inc. (a)	120,828	5,633,001
Kroger Co.	1,746,368	51,011,409
Susser Holdings Corp. (a)	67,400	2,984,472
The Pantry, Inc. (a)	473,635	5,892,019
		65,520,901
Hypermarkets & Super Centers - 2.9%
Wal-Mart Stores, Inc.	946,186	66,971,045
TOTAL FOOD & STAPLES RETAILING		344,521,149

	Shares	Value
FOOD PRODUCTS - 10.7%
Agricultural Products - 3.3%
Archer Daniels Midland Co.	618,163	$ 19,694,673
Bunge Ltd.	690,273	51,156,132
First Resources Ltd.	1,413,000	2,219,222
SLC Agricola SA	253,600	2,482,958
		75,552,985
Packaged Foods & Meats - 7.4%
Annie's, Inc.	133,141	5,586,596
Green Mountain Coffee Roasters, Inc. (a)	290,737	13,885,599
Hain Celestial Group, Inc. (a)(d)	144,901	7,933,330
Lindt & Spruengli AG	141	6,016,532
Mead Johnson Nutrition Co. Class A	582,216	43,613,801
Nestle SA	490,726	34,257,861
Orion Corp.	2,360	2,328,767
TreeHouse Foods, Inc. (a)	116,200	6,784,918
Ulker Biskuvi Sanayi A/S	647,525	4,085,615
Unilever NV (NY Reg.)	1,106,950	43,082,494
Want Want China Holdings Ltd.	1,408,000	1,975,223
		169,550,736
TOTAL FOOD PRODUCTS		245,103,721
HOUSEHOLD PRODUCTS - 16.1%
Household Products - 16.1%
Colgate-Palmolive Co.	587,471	67,224,307
Procter & Gamble Co.	3,940,134	300,159,408
		367,383,715
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Hengan International Group Co. Ltd.	556,500	5,647,087
Herbalife Ltd.	128,590	5,180,891
L'Oreal SA	197,600	29,551,229
Natura Cosmeticos SA	38,700	999,075
Nu Skin Enterprises, Inc. Class A (d)	311,404	12,829,845
		54,208,127
PHARMACEUTICALS - 2.0%
Pharmaceuticals - 2.0%
Johnson & Johnson	604,160	45,982,618
TOBACCO - 22.7%
Tobacco - 22.7%
Altria Group, Inc.	3,272,917	109,806,365
British American Tobacco PLC sponsored ADR	3,040,566	317,070,226
Imperial Tobacco Group PLC	90,889	3,295,407
ITC Ltd.	865,740	4,694,136
Japan Tobacco, Inc.	176,200	5,560,308
Lorillard, Inc.	357,233	13,767,760
Philip Morris International, Inc.	618,358	56,734,347
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Souza Cruz SA	548,600	$ 8,755,317
Swedish Match Co. AB	23,600	772,873
		520,456,739
TOTAL COMMON STOCKS (Cost $1,604,527,630)		2,158,296,561
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 0.16% (b)	135,004,801	135,004,801
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	19,694,623	19,694,623
TOTAL MONEY MARKET FUNDS (Cost $154,699,424)		154,699,424
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,759,227,054)	2,312,995,985
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(26,342,857)
NET ASSETS - 100%	$ 2,286,653,128
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's websiteor upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 120,502
Fidelity Securities Lending Cash Central Fund	405,984
Total	$ 526,486
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,158,296,561	$ 2,075,491,764	$ 82,804,797	$ -
Money Market Funds	154,699,424	154,699,424	-	-
Total Investments in Securities:	$ 2,312,995,985	$ 2,230,191,188	$ 82,804,797	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 23,412,228
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	64.9%
United Kingdom	17.9%
France	4.7%
Bermuda	2.2%
Belgium	2.1%
Netherlands	1.9%
Switzerland	1.8%
Brazil	1.3%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $19,706,774) - See accompanying schedule: Unaffiliated issuers (cost $1,604,527,630)	$ 2,158,296,561
Fidelity Central Funds (cost $154,699,424)	154,699,424
Total Investments (cost $1,759,227,054)		$ 2,312,995,985
Receivable for investments sold		1,783,758
Receivable for fund shares sold		5,431,937
Dividends receivable		2,627,051
Distributions receivable from Fidelity Central Funds		24,231
Prepaid expenses		4,222
Receivable from investment advisor for expense reductions		5,568
Other receivables		36,756
Total assets		2,322,909,508

Liabilities
Payable for investments purchased	$ 12,421,277
Payable for fund shares redeemed	2,355,633
Accrued management fee	1,047,248
Distribution and service plan fees payable	204,748
Other affiliated payables	440,332
Other payables and accrued expenses	92,519
Collateral on securities loaned, at value	19,694,623
Total liabilities		36,256,380

Net Assets		$ 2,286,653,128
Net Assets consist of:
Paid in capital		$ 1,671,219,940
Undistributed net investment income		5,461,626
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		56,208,926
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		553,762,636
Net Assets		$ 2,286,653,128

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($277,329,216 ÷ 3,237,021 shares)	$ 85.67

Maximum offering price per share (100/94.25 of $85.67)	$ 90.90
Class T: Net Asset Value and redemption price per share ($52,024,424 ÷ 610,771 shares)	$ 85.18

Maximum offering price per share (100/96.50 of $85.18)	$ 88.27
Class B: Net Asset Value and offering price per share ($18,548,115 ÷ 218,946 shares)A	$ 84.72

Class C: Net Asset Value and offering price per share ($134,965,796 ÷ 1,601,308 shares)A	$ 84.28

Consumer Staples: Net Asset Value, offering price and redemption price per share ($1,425,054,595 ÷ 16,537,982 shares)	$ 86.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($378,730,982 ÷ 4,408,108 shares)	$ 85.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 52,098,555
Interest		18
Income from Fidelity Central Funds		526,486
Total income		52,625,059

Expenses
Management fee	$ 11,043,981
Transfer agent fees	4,239,572
Distribution and service plan fees	2,164,521
Accounting and security lending fees	606,347
Custodian fees and expenses	83,430
Independent trustees' compensation	12,804
Registration fees	202,756
Audit	46,276
Legal	7,103
Interest	887
Miscellaneous	16,586
Total expenses before reductions	18,424,263
Expense reductions	(125,364)	18,298,899
Net investment income (loss)		34,326,160
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,857,369
Foreign currency transactions	(47,642)
Total net realized gain (loss)		94,809,727
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,845)	198,080,167
Assets and liabilities in foreign currencies	(8,773)
Total change in net unrealized appreciation (depreciation)		198,071,394
Net gain (loss)		292,881,121
Net increase (decrease) in net assets resulting from operations		$ 327,207,281

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,326,160	$ 29,195,620
Net realized gain (loss)	94,809,727	36,347,219
Change in net unrealized appreciation (depreciation)	198,071,394	157,954,804
Net increase (decrease) in net assets resulting from operations	327,207,281	223,497,643
Distributions to shareholders from net investment income	(31,344,671)	(25,900,882)
Distributions to shareholders from net realized gain	(29,546,659)	(36,216,657)
Total distributions	(60,891,330)	(62,117,539)
Share transactions - net increase (decrease)	287,768,850	162,381,495
Redemption fees	35,035	45,851
Total increase (decrease) in net assets	554,119,836	323,807,450

Net Assets
Beginning of period	1,732,533,292	1,408,725,842
End of period (including undistributed net investment income of $5,461,626 and undistributed net investment income of $3,220,648, respectively)	$ 2,286,653,128	$ 1,732,533,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.90	$ 67.65	$ 61.06	$ 43.94	$ 63.13
Income from Investment Operations
Net investment income (loss) C	1.26	1.22	.98	.84	.67
Net realized and unrealized gain (loss)	11.73	8.73	7.10	17.02	(19.19)
Total from investment operations	12.99	9.95	8.08	17.86	(18.52)
Distributions from net investment income	(1.08)	(1.06)	(.83)	(.74)	(.66)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.02)
Total distributions	(2.22)	(2.70)	(1.49)	(.74)	(.68) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 85.67	$ 74.90	$ 67.65	$ 61.06	$ 43.94
Total Return A,B	17.60%	15.00%	13.27%	40.66%	(29.43)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.08%	1.10%	1.11%	1.13%	1.19%
Expenses net of fee waivers, if any	1.08%	1.10%	1.11%	1.13%	1.19%
Expenses net of all reductions	1.08%	1.09%	1.11%	1.13%	1.18%
Net investment income (loss)	1.58%	1.74%	1.53%	1.51%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 277,329	$ 205,851	$ 160,526	$ 162,370	$ 121,193
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.49	$ 67.30	$ 60.77	$ 43.75	$ 62.93
Income from Investment Operations
Net investment income (loss) C	1.03	1.01	.79	.66	.53
Net realized and unrealized gain (loss)	11.68	8.68	7.05	16.95	(19.12)
Total from investment operations	12.71	9.69	7.84	17.61	(18.59)
Distributions from net investment income	(.88)	(.86)	(.65)	(.59)	(.60)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(2.02)	(2.50)	(1.31)	(.59)	(.60) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 85.18	$ 74.49	$ 67.30	$ 60.77	$ 43.75
Total Return A,B	17.29%	14.67%	12.93%	40.24%	(29.61)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.38%	1.40%	1.44%	1.46%
Expenses net of fee waivers, if any	1.36%	1.38%	1.40%	1.44%	1.46%
Expenses net of all reductions	1.35%	1.38%	1.40%	1.44%	1.46%
Net investment income (loss)	1.30%	1.45%	1.24%	1.21%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,024	$ 39,047	$ 31,496	$ 29,662	$ 22,624
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 74.01	$ 66.83	$ 60.37	$ 43.53	$ 62.69
Income from Investment Operations
Net investment income (loss) C	.61	.64	.46	.37	.26
Net realized and unrealized gain (loss)	11.61	8.61	6.98	16.82	(19.01)
Total from investment operations	12.22	9.25	7.44	17.19	(18.75)
Distributions from net investment income	(.37)	(.43)	(.32)	(.35)	(.42)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(1.51)	(2.07)	(.98)	(.35)	(.42) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 84.72	$ 74.01	$ 66.83	$ 60.37	$ 43.53
Total Return A,B	16.68%	14.06%	12.35%	39.48%	(29.96)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.89%	1.91%	1.91%	1.97%	1.96%
Expenses net of fee waivers, if any	1.89%	1.91%	1.91%	1.97%	1.96%
Expenses net of all reductions	1.88%	1.90%	1.91%	1.97%	1.96%
Net investment income (loss)	.78%	.93%	.73%	.68%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,548	$ 19,330	$ 20,033	$ 21,099	$ 14,929
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 73.75	$ 66.71	$ 60.29	$ 43.46	$ 62.61
Income from Investment Operations
Net investment income (loss) C	.65	.68	.49	.41	.28
Net realized and unrealized gain (loss)	11.55	8.59	7.00	16.80	(19.00)
Total from investment operations	12.20	9.27	7.49	17.21	(18.72)
Distributions from net investment income	(.53)	(.59)	(.41)	(.38)	(.44)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	-
Total distributions	(1.67)	(2.23)	(1.07)	(.38)	(.44) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 84.28	$ 73.75	$ 66.71	$ 60.29	$ 43.46
Total Return A,B	16.73%	14.14%	12.44%	39.59%	(29.94)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.83%	1.85%	1.86%	1.90%	1.93%
Expenses net of fee waivers, if any	1.83%	1.85%	1.86%	1.90%	1.93%
Expenses net of all reductions	1.82%	1.84%	1.85%	1.89%	1.93%
Net investment income (loss)	.83%	.99%	.79%	.75%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,966	$ 102,321	$ 81,239	$ 73,829	$ 54,902
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 75.29	$ 67.98	$ 61.34	$ 44.14	$ 63.25
Income from Investment Operations
Net investment income (loss) C	1.48	1.42	1.14	.96	.88
Net realized and unrealized gain (loss)	11.82	8.76	7.14	17.11	(19.31)
Total from investment operations	13.30	10.18	8.28	18.07	(18.43)
Distributions from net investment income	(1.28)	(1.24)	(.98)	(.87)	(.67)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.03)
Total distributions	(2.42)	(2.87) J	(1.64)	(.87)	(.69) I
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 86.17	$ 75.29	$ 67.98	$ 61.34	$ 44.14
Total Return A,B	17.94%	15.30%	13.55%	40.96%	(29.23)%
Ratios to Average Net Assets D,F
Expenses before reductions	.81%	.83%	.86%	.92%	.91%
Expenses net of fee waivers, if any	.81%	.83%	.86%	.92%	.91%
Expenses net of all reductions	.80%	.82%	.86%	.91%	.90%
Net investment income (loss)	1.85%	2.01%	1.78%	1.73%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425,055	$ 1,202,440	$ 877,548	$ 946,455	$ 657,263
Portfolio turnover rate E	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G For the year ended February 29.

H Amount represents less than $.01 per share.

I Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

J Total distributions of $2.87 per share is comprised of distributions from net investment income of $1.236 and distributions from net realized gain of $1.637 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 75.14	$ 67.84	$ 61.26	$ 44.07	$ 63.22
Income from Investment Operations
Net investment income (loss) B	1.45	1.39	1.15	.98	.82
Net realized and unrealized gain (loss)	11.79	8.73	7.13	17.09	(19.23)
Total from investment operations	13.24	10.12	8.28	18.07	(18.41)
Distributions from net investment income	(1.32)	(1.19)	(1.04)	(.88)	(.73)
Distributions from net realized gain	(1.14)	(1.64)	(.66)	-	(.03)
Total distributions	(2.46)	(2.82) I	(1.70)	(.88)	(.75) H
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 85.92	$ 75.14	$ 67.84	$ 61.26	$ 44.07
Total Return A	17.90%	15.24%	13.57%	41.03%	(29.22)%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.87%	.87%	.86%	.91%
Expenses net of fee waivers, if any	.85%	.87%	.87%	.86%	.91%
Expenses net of all reductions	.84%	.87%	.87%	.86%	.91%
Net investment income (loss)	1.81%	1.96%	1.77%	1.78%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 378,731	$ 163,544	$ 237,883	$ 36,152	$ 30,922
Portfolio turnover rate D	28%	35%	57%	69%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

I Total distributions of $2.82 per share is comprised of distributions from net investment income of $1.186 and distributions from net realized gain of $1.637 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 553,242,221
Gross unrealized depreciation	(2,258,134)
Net unrealized appreciation (depreciation) on securities and other investments	$ 550,984,087
Tax Cost	$ 1,762,011,898

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,885,738
Undistributed long-term capital gain	$ 57,569,918
Net unrealized appreciation (depreciation)	$ 550,983,637

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 31,344,671	$ 31,774,273
Long-term Capital Gains	29,546,659	30,343,266
Total	$ 60,891,330	$ 62,117,539

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $716,429,728 and $535,013,896, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 586,812	$ 10,136
Class T	.25%	.25%	220,654	1,120
Class B	.75%	.25%	186,750	140,226
Class C	.75%	.25%	1,170,305	250,108
			$ 2,164,521	$ 401,590

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 190,041
Class T	24,402
Class B*	35,420
Class C*	15,416
$ 265,279

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 526,828.22
Class T	110,772.25
Class B	52,559.28
Class C	257,870.22
Consumer Staples	2,660,688.20
Institutional Class	630,855.24
	$ 4,239,572

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,055 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,984,167.41%		$ 887

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,976 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $405,984, including $260 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $119,711 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $85.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $5,568.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net investment income
Class A	$ 3,290,973	$ 2,690,167
Class T	500,306	422,197
Class B	82,480	114,208
Class C	820,066	829,469
Consumer Staples	20,759,081	18,061,907
Institutional Class	5,891,765	3,782,934
Total	$ 31,344,671	$ 25,900,882
From net realized gain
Class A	$ 3,434,776	$ 4,102,363
Class T	646,006	795,051
Class B	260,273	441,952
Class C	1,739,884	2,213,680
Consumer Staples	18,561,423	23,446,773
Institutional Class	4,904,297	5,216,838
Total	$ 29,546,659	$ 36,216,657

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February,29 2012	Year ended February 28, 2013	Year ended February,29 2012
Class A
Shares sold	1,172,691	1,107,874	$ 93,404,427	$ 77,974,428
Reinvestment of distributions	72,806	84,526	5,768,631	5,924,948
Shares redeemed	(756,998)	(816,686)	(59,959,929)	(57,527,748)
Net increase (decrease)	488,499	375,714	$ 39,213,129	$ 26,371,628
Class T
Shares sold	146,374	130,126	$ 11,640,258	$ 9,133,799
Reinvestment of distributions	13,628	16,351	1,073,877	1,140,509
Shares redeemed	(73,443)	(90,239)	(5,785,079)	(6,276,410)
Net increase (decrease)	86,559	56,238	$ 6,929,056	$ 3,997,898
Class B
Shares sold	11,096	22,727	$ 868,729	$ 1,569,035
Reinvestment of distributions	3,553	6,332	278,056	439,355
Shares redeemed	(56,866)	(67,638)	(4,452,338)	(4,695,265)
Net increase (decrease)	(42,217)	(38,579)	$ (3,305,553)	$ (2,686,875)
Class C
Shares sold	479,940	536,557	$ 37,531,069	$ 37,168,209
Reinvestment of distributions	25,332	33,216	1,978,186	2,295,907
Shares redeemed	(291,408)	(400,115)	(22,752,561)	(28,068,157)
Net increase (decrease)	213,864	169,658	$ 16,756,694	$ 11,395,959
Consumer Staples
Shares sold	5,353,585	7,156,716	$ 425,841,967	$ 509,488,908
Reinvestment of distributions	474,945	566,253	37,790,378	39,874,596
Shares redeemed	(5,260,820)	(4,661,196)	(416,646,931)	(330,401,040)
Net increase (decrease)	567,710	3,061,773	$ 46,985,414	$ 218,962,464
Institutional Class
Shares sold	3,475,040	2,454,993	$ 279,763,267	$ 173,115,499
Reinvestment of distributions	125,836	115,398	10,030,919	8,111,953
Shares redeemed	(1,369,230)	(3,900,689)	(108,604,076)	(276,887,031)
Net increase (decrease)	2,231,646	(1,330,298)	$ 181,190,110	$ (95,659,579)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U. S. Opportunity Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008
Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay on April 15, 2013 to shareholders of record at the opening of business on April 12, 2013, a distribution of $2.121 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.212 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $81,679,202 or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Consumer Staples designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contract) between the fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contract to shareholders for their approval. If the New Contract is approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to the fund. The terms of the New Contract are identical to those of the current management contract with FMR (the Current Contract), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contract as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the fund under the New Contract that FMR currently renders to the fund under the Current Contract. The Board also considered that the New Contract would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contract because the New Contract would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contract would not result in any changes to the amount of the management fee paid by the fund, except that such fee would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of the fund. This information includes comparisons that focus on the fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as the fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because there are no expected changes in the fund's management fee under the New Contract, the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the fund under the New Contract, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future consideration of the renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the New Contract, like the Current Contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the New Contract is fair and reasonable, and that the New Contract should be approved and submitted to the fund's shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELCS-UANNPRO-0413
1.910418.103

Fidelity®

Select Portfolios®

Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Air Transportation Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Defense and Aerospace Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Environment and Alternative Energy Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Industrial Equipment Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Industrials Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Transportation Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Select Portfolios

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Air Transportation Portfolio	.92%
Actual		$ 1,000.00	$ 1,219.40	$ 5.06
Hypothetical A		$ 1,000.00	$ 1,020.23	$ 4.61
Defense and Aerospace Portfolio	.84%
Actual		$ 1,000.00	$ 1,124.90	$ 4.43
Hypothetical A		$ 1,000.00	$ 1,020.63	$ 4.21
Environment and Alternative Energy Portfolio	.97%
Actual		$ 1,000.00	$ 1,154.00	$ 5.18
Hypothetical A		$ 1,000.00	$ 1,019.98	$ 4.86
Industrial Equipment Portfolio	.81%
Actual		$ 1,000.00	$ 1,143.50	$ 4.30
Hypothetical A		$ 1,000.00	$ 1,020.78	$ 4.06
Industrials Portfolio	.84%
Actual		$ 1,000.00	$ 1,169.70	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Transportation Portfolio	.88%
Actual		$ 1,000.00	$ 1,192.80	$ 4.78
Hypothetical A		$ 1,000.00	$ 1,020.43	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	17.62%	8.59%	13.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Matthew Moulis, who became sole Portfolio Manager of Air Transportation Portfolio on June 30, 2012, after serving as Co-Manager: For the year, the fund returned 17.62%, well ahead of the 15.65% gain of the S&P® Custom Air Transportation Index and the 13.46% advance of the broadly based S&P 500® Index. Stocks in the fund's universe were lifted by extremely strong performance in the airline group, which accounts for almost one-third of our industry benchmark. Compared with its industry index, the fund was aided the most by stock selection and an underweighting in the aerospace and defense group, which managed only a modest gain during the period. I reduced the fund's exposure here and added to its stake in airlines during the period. Also bolstering the fund's results were stock picking and an underweighting in air freight and logistics. Timely ownership of Spirit AeroSystems Holdings, the fund's top relative contributor and an important subcontractor of commercial aircraft maker Boeing, made this stock the fund's top relative contributor. The share price of this manufacturer of fuselages and other key aircraft components took a hit near the end of October, after the company announced some charges against third-quarter earnings. I established an underweighted position in the stock around this time, but not owning it in October was what really benefited us here. Underweighting Boeing itself also proved rewarding, as did lighter-than-index exposure to Bombardier, a manufacturer of regional jets and rail equipment, and freight forwarding provider Expeditors International of Washington. Among stocks I liked, I'll mention three airline holdings that helped the fund's performance: U.K.-based Dart Group, SkyWest and Panama's Copa Holdings. All of these companies operate in profitable niches that enabled them to avoid direct competition with the industry's major players. Dart Group and Copa Holdings were non-index positions. Conversely, a cash position averaging 6% of the fund's net assets weighed on performance against the backdrop of a strongly rising market. Currency fluctuation also hindered performance, given the fund's investments in foreign stocks. At the stock level, not owning index component Air Canada worked against us. Although this legacy airline had some structural challenges that I thought it prudent to avoid, including high labor costs and a stretched balance sheet, the stock responded positively to some progress the company made in addressing its pension liabilities. In the case of US Airways Group, the fund was underweighted for much of the period, which detracted because this stock rallied strongly. Rockwell Collins was one of the few aerospace and defense holdings in which the fund had heavier-than-benchmark exposure. While I liked the company's niche in avionics and its strong financial position, the stock lagged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Air Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
United Parcel Service, Inc. Class B	13.4	12.6
FedEx Corp.	8.8	6.6
Delta Air Lines, Inc.	6.4	4.2
Textron, Inc.	6.2	5.9
Rockwell Collins, Inc.	4.8	5.3
The Boeing Co.	4.6	5.6
United Continental Holdings, Inc.	4.6	3.3
WestJet Airlines Ltd.	4.3	4.0
Precision Castparts Corp.	3.7	4.8
C.H. Robinson Worldwide, Inc.	3.5	3.0
	60.3
Top Industries (% of fund's net assets)
As of February 28, 2013
Airlines	34.4%
Air Freight & Logistics	31.9%
Aerospace & Defense	24.6%
Road & Rail	1.5%
Industrial Conglomerates	0.5%
All Others*	7.1%

As of August 31, 2012
Air Freight & Logistics	32.4%
Airlines	31.3%
Aerospace & Defense	26.1%
Road & Rail	0.5%
Transportation Infrastructure	0.5%
All Others*	9.2%

* Includes short-term investments and net other assets.

Annual Report

Air Transportation Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value
AEROSPACE & DEFENSE - 24.6%
Aerospace & Defense - 24.6%
Bombardier, Inc. Class B (sub. vtg.)	190,700	$ 767,423
Ducommun, Inc. (a)	101,000	1,565,500
General Dynamics Corp.	6,400	435,008
Meggitt PLC	66,545	458,928
Precision Castparts Corp.	17,800	3,321,302
Rockwell Collins, Inc.	73,000	4,388,030
Spirit AeroSystems Holdings, Inc. Class A (a)	69,400	1,208,254
Textron, Inc. (d)	193,800	5,591,130
The Boeing Co.	54,200	4,167,980
United Technologies Corp.	5,000	452,750
		22,356,305
AIR FREIGHT & LOGISTICS - 31.9%
Air Freight & Logistics - 31.9%
Atlas Air Worldwide Holdings, Inc. (a)	34,400	1,623,336
C.H. Robinson Worldwide, Inc.	55,700	3,176,014
Expeditors International of Washington, Inc.	27,400	1,064,490
FedEx Corp.	75,600	7,970,508
Forward Air Corp.	55,900	2,108,548
Hub Group, Inc. Class A (a)	6,100	230,153
Kintetsu World Express, Inc.	3,100	110,368
United Parcel Service, Inc. Class B	147,300	12,174,345
UTI Worldwide, Inc.	32,800	499,544
		28,957,306
AIRLINES - 34.4%
Airlines - 34.4%
Alaska Air Group, Inc. (a)	49,500	2,551,725
Copa Holdings SA Class A	4,300	449,006
Dart Group PLC	353,386	777,351
Delta Air Lines, Inc. (a)	408,402	5,827,897
JetBlue Airways Corp. (a)(d)	76,700	464,802
Republic Airways Holdings, Inc. (a)	175,900	1,655,219
Ryanair Holdings PLC sponsored ADR	64,900	2,509,034
SkyWest, Inc.	181,500	2,541,000
Southwest Airlines Co.	267,400	3,128,580
Spirit Airlines, Inc. (a)	4,600	93,150
United Continental Holdings, Inc. (a)	155,985	4,166,359
US Airways Group, Inc. (a)	232,000	3,115,760
WestJet Airlines Ltd.	186,600	3,944,611
		31,224,494

	Shares	Value
INDUSTRIAL CONGLOMERATES - 0.5%
Industrial Conglomerates - 0.5%
General Electric Co.	19,500	$ 452,790
MACHINERY - 0.2%
Construction & Farm Machinery & Heavy Trucks - 0.2%
ASL Marine Holdings Ltd.	240,000	139,535
MEDIA - 0.2%
Movies & Entertainment - 0.2%
Advanced Inflight Alliance AG	28,200	198,809
ROAD & RAIL - 1.5%
Trucking - 1.5%
Landstar System, Inc.	12,300	692,367
Ryder System, Inc.	3,800	213,560
Universal Truckload Services, Inc.	27,600	503,424
		1,409,351
TOTAL COMMON STOCKS (Cost $63,527,958)		84,738,590
Money Market Funds - 9.3%

Fidelity Cash Central Fund, 0.16% (b)	5,823,591	5,823,591
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	2,663,650	2,663,650
TOTAL MONEY MARKET FUNDS (Cost $8,487,241)		8,487,241
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $72,015,199)		93,225,831
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(2,388,949)
NET ASSETS - 100%		$ 90,836,882
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,184
Fidelity Securities Lending Cash Central Fund	3,992
Total	$ 11,176
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.2%
Canada	5.1%
Ireland	2.8%
United Kingdom	1.4%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $2,592,995) - See accompanying schedule: Unaffiliated issuers (cost $63,527,958)	$ 84,738,590
Fidelity Central Funds (cost $8,487,241)	8,487,241
Total Investments (cost $72,015,199)		$ 93,225,831
Receivable for fund shares sold		321,072
Dividends receivable		175,856
Distributions receivable from Fidelity Central Funds		622
Prepaid expenses		123
Receivable from investment adviser for expense reductions		5
Other receivables		7,251
Total assets		93,730,760

Liabilities
Payable for fund shares redeemed	$ 135,798
Accrued management fee	43,080
Other affiliated payables	18,809
Other payables and accrued expenses	32,541
Collateral on securities loaned, at value	2,663,650
Total liabilities		2,893,878

Net Assets		$ 90,836,882
Net Assets consist of:
Paid in capital		$ 68,517,359
Undistributed net investment income		77,786
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,031,105
Net unrealized appreciation (depreciation) on investments		21,210,632
Net Assets, for 2,065,977 shares outstanding		$ 90,836,882
Net Asset Value, offering price and redemption price per share ($90,836,882 ÷ 2,065,977 shares)		$ 43.97

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 890,747
Special dividends		133,537
Interest		42
Income from Fidelity Central Funds		11,176
Total income		1,035,502

Expenses
Management fee	$ 398,124
Transfer agent fees	171,928
Accounting and security lending fees	28,053
Custodian fees and expenses	10,543
Independent trustees' compensation	464
Registration fees	24,317
Audit	38,303
Legal	255
Miscellaneous	566
Total expenses before reductions	672,553
Expense reductions	(19,808)	652,745
Net investment income (loss)		382,757
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,386,222
Foreign currency transactions	(2,786)
Total net realized gain (loss)		3,383,436
Change in net unrealized appreciation (depreciation) on investment securities		8,701,316
Net gain (loss)		12,084,752
Net increase (decrease) in net assets resulting from operations		$ 12,467,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 382,757	$ 90,065
Net realized gain (loss)	3,383,436	5,278,424
Change in net unrealized appreciation (depreciation)	8,701,316	(6,836,239)
Net increase (decrease) in net assets resulting from operations	12,467,509	(1,467,750)
Distributions to shareholders from net investment income	(278,547)	(110,454)
Distributions to shareholders from net realized gain	(1,241,145)	(10,568,849)
Total distributions	(1,519,692)	(10,679,303)
Share transactions Proceeds from sales of shares	54,589,719	45,337,897
Reinvestment of distributions	1,484,377	9,888,534
Cost of shares redeemed	(48,841,974)	(83,900,972)
Net increase (decrease) in net assets resulting from share transactions	7,232,122	(28,674,541)
Redemption fees	4,540	3,029
Total increase (decrease) in net assets	18,184,479	(40,818,565)

Net Assets
Beginning of period	72,652,403	113,470,968
End of period (including undistributed net investment income of $77,786 and undistributed net investment income of $0, respectively)	$ 90,836,882	$ 72,652,403
Other Information Shares
Sold	1,356,924	1,190,480
Issued in reinvestment of distributions	36,507	264,574
Redeemed	(1,233,402)	(2,184,942)
Net increase (decrease)	160,029	(729,888)

Financial Highlights

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 38.12	$ 43.05	$ 35.32	$ 17.35	$ 37.47
Income from Investment Operations
Net investment income (loss) B	.21 E	.05	.17 F	(.07)	(.10)
Net realized and unrealized gain (loss)	6.44	.46 G	7.68	18.04	(17.05)
Total from investment operations	6.65	.51	7.85	17.97	(17.15)
Distributions from net investment income	(.15)	(.05)	(.13)	-	-
Distributions from net realized gain	(.66)	(5.39)	-	-	(2.99)
Total distributions	(.80) K	(5.44)	(.13)	-	(2.99)
Redemption fees added to paid in capital B	- J	- J	.01	- J	.02
Net asset value, end of period	$ 43.97	$ 38.12	$ 43.05	$ 35.32	$ 17.35
Total Return A	17.62%	2.01%	22.26%	103.57%	(49.44)%
Ratios to Average Net Assets C,H
Expenses before reductions	.94%	.96%	.92%	1.05%	1.08%
Expenses net of fee waivers, if any	.94%	.96%	.92%	1.05%	1.08%
Expenses net of all reductions	.92%	.95%	.91%	1.01%	1.07%
Net investment income (loss)	.54% E	.12%	.43% F	(.28)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,837	$ 72,652	$ 113,471	$ 94,425	$ 34,911
Portfolio turnover rate D	74%	102%	161%	165%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..35%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.80 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.655 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	8.37%	5.28%	13.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Douglas Scott, who became sole Portfolio Manager of Defense and Aerospace Portfolio on June 30, 2012, after serving as Co-Manager: For the year, the fund returned 8.37%, trailing the 12.15% gain of the MSCI® U.S. IMI Aerospace & Defense 25-50 Index and also lagging the S&P 500®. As a group, defense and aerospace stocks lagged the broader market during the first six months of the period, as stocks in the group responded poorly to renewed tension about the European sovereign debt crisis and concerns about global economic growth, and aerospace companies struggled with strong prior-year revenue and earnings comparisons. Versus the MSCI index, most of the portfolio's underperformance occurred in the first half of the period, when the fund's underweighting in defense and overweighting in commercial aerospace worked against it. At that time, defense stocks were helped by solid execution on legacy contracts and cost cutting from aggressive headcount reductions. Also, some defense companies - among them, Northrop Grumman, which was the fund's third-largest relative detractor because we did not own this index component when it rose during the first half of the period - benefited from one-time accounting reversals that temporarily boosted earnings in the short term. The other major detractors were index components that performed well, and the fund was penalized for underweighting or not owning them. The biggest relative detractor was a sizable underweighting in index heavyweight Honeywell International, a diversified company with businesses in commercial aerospace, building control and security, and automotive products, among other areas. Among stocks the fund didn't own that detracted were GenCorp, which makes propulsion systems for defense and aerospace customers, stun gun maker Taser International and GeoEye, a commercial satellite firm. Conversely, not owning weak-performing index component Spirit AeroSystems Holdings bolstered the fund's results. The shares of this manufacturer of fuselages and other key aircraft components took a hit near the end of October, after the company announced sizeable charges against third-quarter earnings. Also bolstering fund performance were overweighted stakes in earth imagery provider DigitalGlobe - which agreed to merge with GeoEye during the period and was profitably sold from the fund - Teledyne Technologies, a supplier of electronic subsystems and instrumentation for defense and aerospace customers, and TransDigm Group, a maker of commercial aerospace aftermarket parts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Defense and Aerospace Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	23.8	20.5
The Boeing Co.	12.9	13.6
Precision Castparts Corp.	6.9	6.6
General Dynamics Corp.	5.6	3.5
Honeywell International, Inc.	4.8	4.6
Teledyne Technologies, Inc.	4.8	2.4
Textron, Inc.	4.8	4.5
Meggitt PLC	4.6	1.5
TransDigm Group, Inc.	4.5	4.7
Esterline Technologies Corp.	3.2	3.9
	75.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Aerospace & Defense	89.8%
Metals & Mining	2.3%
Trading Companies & Distributors	1.9%
Electrical Equipment	1.2%
Chemicals	1.0%
All Others*	3.8%

As of August 31, 2012
Aerospace & Defense	93.7%
Metals & Mining	2.1%
Trading Companies & Distributors	1.4%
Electrical Equipment	1.1%
Electronic Equipment & Components	0.7%
All Others*	1.0%

* Includes short-term investments and net other assets.

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
AEROSPACE & DEFENSE - 89.8%
Aerospace & Defense - 89.8%
Astronics Corp. (a)	123,872	$ 3,412,674
Ducommun, Inc. (a)	442,318	6,855,929
Esterline Technologies Corp. (a)	278,934	19,226,921
General Dynamics Corp.	497,606	33,822,280
HEICO Corp.	435,334	18,897,849
Honeywell International, Inc.	418,651	29,347,435
L-3 Communications Holdings, Inc.	102,239	7,797,769
Lockheed Martin Corp.	75,940	6,682,720
Meggitt PLC	4,086,516	28,182,696
MTU Aero Engines Holdings AG	92,712	8,620,480
Northrop Grumman Corp.	128,542	8,442,639
Precision Castparts Corp.	223,267	41,659,390
Raytheon Co.	250,056	13,645,556
Rockwell Collins, Inc.	54,854	3,297,274
Rolls-Royce Group PLC	339,600	5,296,155
Rolls-Royce Group PLC (C Shares) (a)	26,341,600	39,962
SIFCO Industries, Inc.	82,763	1,327,519
Teledyne Technologies, Inc. (a)	397,626	29,257,321
Textron, Inc.	1,006,636	29,041,449
The Boeing Co.	1,017,037	78,210,145
TransDigm Group, Inc.	192,033	27,333,977
United Technologies Corp.	1,595,185	144,443,998
		544,842,138
CHEMICALS - 1.0%
Specialty Chemicals - 1.0%
Cytec Industries, Inc.	87,216	6,313,566
ELECTRICAL EQUIPMENT - 1.2%
Electrical Components & Equipment - 1.2%
AMETEK, Inc.	176,414	7,379,398
ELECTRONIC EQUIPMENT & COMPONENTS - 0.4%
Electronic Manufacturing Services - 0.4%
Mercury Systems, Inc. (a)	379,705	2,600,979

	Shares	Value
METALS & MINING - 2.3%
Steel - 2.3%
Carpenter Technology Corp.	202,800	$ 9,578,244
Haynes International, Inc.	80,559	4,148,789
		13,727,033
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Trading Companies & Distributors - 1.9%
AerCap Holdings NV (a)	728,729	11,309,874
TOTAL COMMON STOCKS (Cost $465,668,146)		586,172,988
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 0.16% (b) (Cost $18,942,893)	18,942,893	18,942,893
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $484,611,039)		605,115,881
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,743,396
NET ASSETS - 100%		$ 606,859,277
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,874
Fidelity Securities Lending Cash Central Fund	36,871
Total	$ 66,745
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ducommun, Inc.	$ -	$ 7,699,469	$ 1,740,563	$ -	$ -
Total	$ -	$ 7,699,469	$ 1,740,563	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $465,668,146)	$ 586,172,988
Fidelity Central Funds (cost $18,942,893)	18,942,893
Total Investments (cost $484,611,039)		$ 605,115,881
Receivable for investments sold		1,747,910
Receivable for fund shares sold		267,440
Dividends receivable		1,825,864
Distributions receivable from Fidelity Central Funds		2,094
Prepaid expenses		1,100
Receivable from investment adviser for expense reductions		735
Other receivables		22,869
Total assets		608,983,893

Liabilities
Payable for fund shares redeemed	$ 1,672,423
Accrued management fee	282,873
Transfer agent fee payable	116,606
Other affiliated payables	18,761
Other payables and accrued expenses	33,953
Total liabilities		2,124,616

Net Assets		$ 606,859,277
Net Assets consist of:
Paid in capital		$ 483,850,481
Undistributed net investment income		1,049,954
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,454,000
Net unrealized appreciation (depreciation) on investments		120,504,842
Net Assets, for 6,615,393 shares outstanding		$ 606,859,277
Net Asset Value, offering price and redemption price per share ($606,859,277 ÷ 6,615,393 shares)		$ 91.73

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 11,361,998
Special dividends		2,516,454
Income from Fidelity Central Funds		66,745
Total income		13,945,197

Expenses
Management fee	$ 3,486,116
Transfer agent fees	1,469,019
Accounting and security lending fees	231,515
Custodian fees and expenses	11,627
Independent trustees' compensation	4,184
Registration fees	28,987
Audit	39,235
Legal	2,442
Miscellaneous	6,485
Total expenses before reductions	5,279,610
Expense reductions	(66,644)	5,212,966
Net investment income (loss)		8,732,231
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,320,917
Other affiliated issuers	74,352
Foreign currency transactions	5,281
Total net realized gain (loss)		6,400,550
Change in net unrealized appreciation (depreciation) on investment securities		32,785,011
Net gain (loss)		39,185,561
Net increase (decrease) in net assets resulting from operations		$ 47,917,792

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,732,231	$ 4,716,023
Net realized gain (loss)	6,400,550	81,261,739
Change in net unrealized appreciation (depreciation)	32,785,011	(23,583,052)
Net increase (decrease) in net assets resulting from operations	47,917,792	62,394,710
Distributions to shareholders from net investment income	(8,717,067)	(4,239,094)
Distributions to shareholders from net realized gain	(1,406,058)	(953,357)
Total distributions	(10,123,125)	(5,192,451)
Share transactions Proceeds from sales of shares	121,232,601	165,263,521
Reinvestment of distributions	9,789,696	5,004,209
Cost of shares redeemed	(243,116,903)	(224,292,010)
Net increase (decrease) in net assets resulting from share transactions	(112,094,606)	(54,024,280)
Redemption fees	4,868	15,836
Total increase (decrease) in net assets	(74,295,071)	3,193,815

Net Assets
Beginning of period	681,154,348	677,960,533
End of period (including undistributed net investment income of $1,049,954 and undistributed net investment income of $1,041,863, respectively)	$ 606,859,277	$ 681,154,348
Other Information Shares
Sold	1,438,094	2,079,372
Issued in reinvestment of distributions	113,226	64,501
Redeemed	(2,854,335)	(2,893,816)
Net increase (decrease)	(1,303,015)	(749,943)

Financial Highlights

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 86.02	$ 78.21	$ 62.05	$ 38.96	$ 79.93
Income from Investment Operations
Net investment income (loss) B	1.17 E	.56	.42	.73 F	.58
Net realized and unrealized gain (loss)	5.94	7.87	16.17	23.32	(36.29)
Total from investment operations	7.11	8.43	16.59	24.05	(35.71)
Distributions from net investment income	(1.21)	(.51)	(.43)	(.96)	(.51)
Distributions from net realized gain	(.19)	(.12)	-	-	(4.75)
Total distributions	(1.40)	(.62) J	(.43)	(.96)	(5.26)
Redemption fees added to paid in capital B,I	-	-	-	-	-
Net asset value, end of period	$ 91.73	$ 86.02	$ 78.21	$ 62.05	$ 38.96
Total Return A	8.37%	10.87%	26.79%	62.05%	(47.61)%
Ratios to Average Net Assets C,G
Expenses before reductions	.84%	.86%	.88%	.95%	.88%
Expenses net of fee waivers, if any	.84%	.86%	.88%	.95%	.88%
Expenses net of all reductions	.83%	.86%	.88%	.94%	.88%
Net investment income (loss)	1.39% E	.72%	.62%	1.39% F	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 606,859	$ 681,154	$ 677,961	$ 609,095	$ 436,291
Portfolio turnover rate D	56%	56%	43%	70%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..99%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.20 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.01%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.623 per share is comprised of distributions from net investment income of $.508 and distributions from net realized gain of $.115 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio A	12.02%	1.26%	6.90%

A Prior to July 1, 2010, Environment and Alternative Energy Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Anna Davydova, Portfolio Manager of Environment and Alternative Energy Portfolio: For the year, the fund returned 12.02%, underperforming the 13.04% gain of its industry benchmark, the FTSE® Environmental Opportunities & Alternative Energy Index, and the broadly based S&P 500®. The environment and alternative energy sector fared well during the period. During the first half, the group overcame macroeconomic headwinds, including fear of a recession in the U.S. and Europe, a slowdown in emerging markets and the deterioration of global policy support for renewable energy. These negative factors subsided during the latter half. The fund's performance relative to the FTSE index was hurt by an overweighting in environmental/facility services, a lack of exposure to security/alarm services and its positioning in industrial conglomerates. Among individual stocks, detractors included not owning chemicals company and index component PPG Industries, an underweighting in industrial conglomerate 3M, an overweighting in recycled metals manufacturer Schnitzer Steel, and investments in nuclear waste management company EnergySolutions and early-stage, next-generation renewable biochemical company Amyris. Amyris was added to the index during the period. Currency fluctuations also hindered fund performance, given its investments in foreign stocks. On the plus side, positioning in electric utilities, auto parts and equipment, and building products boosted relative performance. Individually, timely ownership of Italian electric utility Enel and auto parts/equipment company Johnson Controls helped, as did an investment in LED lighting technology leader and semiconductor company Cree, and not owning systems software provider and underperforming index constituent VMware. EnergySolutions and Enel were not held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Environment and Alternative Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Danaher Corp.	9.5	10.1
Emerson Electric Co.	8.4	9.2
Air Products & Chemicals, Inc.	5.6	5.0
Republic Services, Inc.	5.6	6.3
Iberdrola SA	4.7	0.0
Ecolab, Inc.	4.7	4.4
Stericycle, Inc.	4.6	5.4
Ashland, Inc.	4.5	4.8
Ingersoll-Rand PLC	4.2	4.2
Eaton Corp. Plc	4.1	3.9
	55.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Energy Efficiency	35.7%
Water Infrastructure & Technologies	20.6%
Waste Management & Technologies	18.6%
Environmental Support Services	14.3%
Renewable & Alternative Energy	9.3%
All Others*	1.5%

As of August 31, 2012
Energy Efficiency	35.6%
Water Infrastructure & Technologies	21.1%
Waste Management & Technologies	19.7%
Environmental Support Services	13.4%
Renewable & Alternative Energy	8.3%
All Others*	1.9%

* Includes short-term investments and net other assets.

Annual Report

Environment and Alternative Energy Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Energy Efficiency - 35.4%
Buildings Energy Efficiency - 13.1%
Cree, Inc. (a)(d)	35,100	$ 1,587,573
Ingersoll-Rand PLC	65,400	3,443,310
Johnson Controls, Inc.	90,500	2,848,035
Lennox International, Inc.	19,300	1,140,051
Owens Corning (a)	32,100	1,245,801
Zumtobel AG	30,800	461,018
TOTAL BUILDINGS ENERGY EFFICIENCY		10,725,788
Diversified Energy Efficiency - 1.2%
Corning, Inc.	63,200	796,952
Honeywell International, Inc.	2,500	175,250
TOTAL DIVERSIFIED ENERGY EFFICIENCY		972,202
Industrial Energy Efficiency - 1.6%
ON Semiconductor Corp. (a)	159,900	1,279,200
Power Network Efficiency - 18.2%
Eaton Corp. PLC	54,400	3,371,168
Emerson Electric Co.	121,600	6,894,720
ESCO Technologies, Inc.	13,800	559,728
Hubbell, Inc. Class B	33,500	3,112,485
Quanta Services, Inc. (a)	35,100	996,840
TOTAL POWER NETWORK EFFICIENCY		14,934,941
Transport Energy Efficiency - 1.3%
Sensata Technologies Holding BV (a)	33,100	1,075,419
TOTAL ENERGY EFFICIENCY		28,987,550
Environmental Support Services - 14.3%
Diversified Environmental - 10.8%
3M Co.	9,300	967,200
Air Products & Chemicals, Inc.	53,600	4,627,824
Parker Hannifin Corp.	34,400	3,250,112
TOTAL DIVERSIFIED ENVIRONMENTAL		8,845,136
Environmental Consultancies - 3.5%
AECOM Technology Corp. (a)	24,700	748,657
Jacobs Engineering Group, Inc. (a)	43,900	2,144,076
TOTAL ENVIRONMENTAL CONSULTANCIES		2,892,733
TOTAL ENVIRONMENTAL SUPPORT SERVICES		11,737,869
Pollution Control - 1.3%
Pollution Control Solutions - 1.3%
Tenneco, Inc. (a)	29,900	1,059,357

	Shares	Value
Renewable & Alternative Energy - 9.3%
Biofuels - 0.4%
Amyris, Inc. (a)(d)	115,100	$ 337,243
Renewable Energy Developers and Independent Power Producers (IPPs) - 8.6%
EDP Renovaveis SA (a)	180,994	931,009
Empresa Nacional de Electricidad SA sponsored ADR	14,800	752,876
Iberdrola SA	779,700	3,857,982
Pentair Ltd.	28,000	1,491,560
TOTAL RENEWABLE ENERGY DEVELOPERS AN		7,033,427
Solar Energy Generation Equipment - 0.3%
GT Advanced Technologies, Inc. (a)(d)	93,900	268,554
TOTAL RENEWABLE & ALTERNATIVE ENERGY		7,639,224
Waste Management & Technologies - 18.6%
General Waste Management - 7.0%
Republic Services, Inc.	147,100	4,624,824
Waste Management, Inc.	30,900	1,153,188
TOTAL GENERAL WASTE MANAGEMENT		5,778,012
Hazardous Waste Management - 6.6%
Clean Harbors, Inc. (a)	20,700	1,066,050
Stericycle, Inc. (a)	39,100	3,750,472
US Ecology, Inc.	23,000	572,010
TOTAL HAZARDOUS WASTE MANAGEMENT		5,388,532
Recycling and Value Added Waste Processing - 5.0%
Commercial Metals Co.	70,800	1,154,748
Covanta Holding Corp.	84,300	1,648,908
Interface, Inc.	35,000	640,850
Schnitzer Steel Industries, Inc. Class A	22,800	652,308
TOTAL RECYCLING AND VALUE ADDED WAST		4,096,814
TOTAL WASTE MANAGEMENT & TECHNOLOGIES		15,263,358
Water Infrastructure & Technologies - 20.6%
Water Infrastructure - 1.9%
Aegion Corp. (a)	65,300	1,569,159
Water Treatment Equipment - 18.7%
Ashland, Inc.	47,700	3,719,169
Common Stocks - continued
	Shares	Value
Water Infrastructure & Technologies - continued
Water Treatment Equipment - continued
Danaher Corp.	126,200	$ 7,773,921
Ecolab, Inc.	50,300	3,850,465
TOTAL WATER TREATMENT EQUIPMENT		15,343,555
TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		16,912,714
TOTAL COMMON STOCKS (Cost $71,551,174)		81,600,072
Convertible Bonds - 0.3%
	Principal Amount
Energy Efficiency - 0.3%
Buildings Energy Efficiency - 0.3%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $275,800)	$ 275,800	275,800
Cash Equivalents - 2.1%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	111,824	111,824
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	1,610,475	1,610,475
TOTAL CASH EQUIVALENTS (Cost $1,722,299)		1,722,299
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $73,549,273)		83,598,171
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(1,580,318)
NET ASSETS - 100%		$ 82,017,853
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $275,800 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 275,800
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,321
Fidelity Securities Lending Cash Central Fund	54,638
Total	$ 55,959
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 81,600,072	$ 81,600,072	$ -	$ -
Convertible Bonds	275,800	-	-	275,800
Money Market Funds	1,722,299	1,722,299	-	-
Total Investments in Securities:	$ 83,598,171	$ 83,322,371	$ -	$ 275,800
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	83.0%
Ireland	8.3%
Spain	5.9%
Netherlands	1.3%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $1,558,422) - See accompanying schedule: Unaffiliated issuers (cost $71,826,974)	$ 81,875,872
Fidelity Central Funds (cost $1,722,299)	1,722,299
Total Investments (cost $73,549,273)		$ 83,598,171
Receivable for fund shares sold		91,404
Dividends receivable		109,158
Interest receivable		38,612
Distributions receivable from Fidelity Central Funds		2,918
Prepaid expenses		79
Receivable from investment adviser for expense reductions		343
Other receivables		1,841
Total assets		83,842,526

Liabilities
Payable for fund shares redeemed	$ 122,489
Accrued management fee	38,302
Other affiliated payables	23,154
Other payables and accrued expenses	30,253
Collateral on securities loaned, at value	1,610,475
Total liabilities		1,824,673

Net Assets		$ 82,017,853
Net Assets consist of:
Paid in capital		$ 83,246,923
Undistributed net investment income		122,028
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,399,908)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,048,810
Net Assets, for 4,526,138 shares outstanding		$ 82,017,853
Net Asset Value, offering price and redemption price per share ($82,017,853 ÷ 4,526,138 shares)		$ 18.12

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 1,362,573
Interest		22,125
Income from Fidelity Central Funds		55,959
Total income		1,440,657

Expenses
Management fee	$ 388,361
Transfer agent fees	210,376
Accounting and security lending fees	27,526
Custodian fees and expenses	4,588
Independent trustees' compensation	464
Registration fees	16,791
Audit	37,903
Legal	285
Miscellaneous	719
Total expenses before reductions	687,013
Expense reductions	(10,085)	676,928
Net investment income (loss)		763,729
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	192,338
Foreign currency transactions	(13,065)
Total net realized gain (loss)		179,273
Change in net unrealized appreciation (depreciation) on: Investment securities	7,347,761
Assets and liabilities in foreign currencies	(37)
Total change in net unrealized appreciation (depreciation)		7,347,724
Net gain (loss)		7,526,997
Net increase (decrease) in net assets resulting from operations		$ 8,290,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 763,729	$ 1,005,199
Net realized gain (loss)	179,273	(5,141,157)
Change in net unrealized appreciation (depreciation)	7,347,724	(10,791,584)
Net increase (decrease) in net assets resulting from operations	8,290,726	(14,927,542)
Distributions to shareholders from net investment income	(630,649)	(910,843)
Share transactions Proceeds from sales of shares	25,657,131	43,448,137
Reinvestment of distributions	608,268	874,813
Cost of shares redeemed	(29,853,602)	(47,411,226)
Net increase (decrease) in net assets resulting from share transactions	(3,588,203)	(3,088,276)
Redemption fees	2,483	5,933
Total increase (decrease) in net assets	4,074,357	(18,920,728)

Net Assets
Beginning of period	77,943,496	96,864,224
End of period (including undistributed net investment income of $122,028 and undistributed net investment income of $2,013, respectively)	$ 82,017,853	$ 77,943,496
Other Information Shares
Sold	1,538,263	2,426,768
Issued in reinvestment of distributions	36,928	56,886
Redeemed	(1,825,673)	(2,755,970)
Net increase (decrease)	(250,482)	(272,316)

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.32	$ 19.19	$ 14.94	$ 10.94	$ 17.71
Income from Investment Operations
Net investment income (loss) B	.18	.20	.10	.11	.06
Net realized and unrealized gain (loss)	1.77	(2.88)	4.22	4.03	(6.76)
Total from investment operations	1.95	(2.68)	4.32	4.14	(6.70)
Distributions from net investment income	(.15)	(.19)	(.07)	(.14)	(.07)
Redemption fees added to paid in capital B,G	-	-	-	-	-
Net asset value, end of period	$ 18.12	$ 16.32	$ 19.19	$ 14.94	$ 10.94
Total Return A	12.02%	(13.92)%	28.96%	37.77%	(37.88)%
Ratios to Average Net Assets C,E
Expenses before reductions	.99%	1.01%	1.08%	1.08%	1.06%
Expenses net of fee waivers, if any	.99%	1.01%	1.08%	1.08%	1.06%
Expenses net of all reductions	.97%	1.00%	1.07%	1.08%	1.06%
Net investment income (loss)	1.10%	1.15%	.59%	.82%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,018	$ 77,943	$ 96,864	$ 47,186	$ 39,004
Portfolio turnover rate D	54%	183%	190%	132%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio	10.19%	5.55%	12.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrial Equipment Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Boris Shepov, who became sole Portfolio Manager of Industrial Equipment Portfolio on January 2, 2013, after serving as Co-Manager: For the year, the fund rose 10.19%, lagging its industry benchmark, the MSCI® U.S. IMI Capital Goods 25-50 Index, which gained 14.29%, and the S&P 500®. During the 12-month period, the MSCI index struggled until late 2012 due to a variety of factors, including uncertainty surrounding the European debt crisis and political gridlock in the U.S. Investors also were concerned about the economic slowdown in China and the government transition in that important end market for industrials companies. However, during the final few months of the reporting period, investors became more optimistic, largely due to continued strength in the U.S. housing recovery and stabilization in Europe and China. Relative to the MSCI index, it hurt to overweight heavy machinery companies that had exposure to the mining and truck markets. Weaker-than-expected growth in China hurt commodities-related groups, which, in turn, prompted mining firms to cut future spending on previously announced projects. Unfortunately, the fund was overweight Caterpillar and Joy Global, two mining equipment manufacturers. On the heavy equipment side of the group, shares of diesel engine manufacturer Cummins faltered due to declines in truck production in China, India and Brazil. An average underweight in industrial conglomerate and benchmark heavyweight General Electric also weighed on relative performance. On the other hand, the fund was well-positioned to benefit amid improved non-residential construction spending in the U.S. and better-than-expected housing market growth, including our significant position in Ingersoll-Rand. The heating, ventilation and air conditioning (HVAC) manufacturer was our top relative contributor, gaining on these themes, as well as improved execution in its residential HVAC business. An overweight in building products added value, including Quanex Building Products. A significant underweight in aerospace/defense helped the most, and largely avoiding aircraft manufacturer and major benchmark component Boeing was the right call. Our small position here helped when shares struggled last May amid uncertainty about the firm's 787 Dreamliner® program.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrial Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	16.9	17.8
United Technologies Corp.	7.2	5.8
Caterpillar, Inc.	5.2	5.6
3M Co.	4.3	6.0
Cummins, Inc.	3.9	3.6
Honeywell International, Inc.	3.6	3.8
Illinois Tool Works, Inc.	3.6	3.2
Emerson Electric Co.	3.4	3.8
Danaher Corp.	2.6	2.8
Ingersoll-Rand PLC	2.6	2.2
	53.3
Top Industries (% of fund's net assets)
As of February 28, 2013
Machinery	31.3%
Industrial Conglomerates	24.7%
Aerospace & Defense	18.3%
Electrical Equipment	10.7%
Construction & Engineering	3.2%
All Others*	11.8%

As of August 31, 2012
Industrial Conglomerates	26.9%
Machinery	26.8%
Aerospace & Defense	17.5%
Electrical Equipment	12.1%
Construction & Engineering	2.9%
All Others*	13.8%

* Includes short-term investments and net other assets.

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
AEROSPACE & DEFENSE - 18.3%
Aerospace & Defense - 18.3%
Alliant Techsystems, Inc.	22,500	$ 1,480,500
American Science & Engineering, Inc.	11,900	744,226
Ducommun, Inc. (a)	12,500	193,750
Honeywell International, Inc.	192,000	13,459,200
Precision Castparts Corp.	39,600	7,388,964
Rockwell Collins, Inc.	51,700	3,107,687
Teledyne Technologies, Inc. (a)	22,500	1,655,550
Textron, Inc.	265,200	7,651,020
The Boeing Co.	11,600	892,040
TransDigm Group, Inc.	32,200	4,583,348
United Technologies Corp.	294,500	26,666,975
		67,823,260
AIR FREIGHT & LOGISTICS - 0.4%
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	13,800	786,876
Expeditors International of Washington, Inc.	20,100	780,885
		1,567,761
AIRLINES - 0.7%
Airlines - 0.7%
Copa Holdings SA Class A	24,600	2,568,732
BUILDING PRODUCTS - 1.9%
Building Products - 1.9%
AAON, Inc.	42,200	1,015,332
Armstrong World Industries, Inc.	15,900	812,967
Gibraltar Industries, Inc. (a)	70,241	1,204,633
Quanex Building Products Corp.	136,778	2,723,250
Simpson Manufacturing Co. Ltd.	43,600	1,268,760
		7,024,942
CHEMICALS - 0.6%
Commodity Chemicals - 0.6%
Cabot Corp.	56,900	2,092,782
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Diversified Support Services - 0.5%
Aggreko PLC	70,200	1,806,188
CONSTRUCTION & ENGINEERING - 3.2%
Construction & Engineering - 3.2%
FLSmidth & Co. A/S	52,300	3,571,122
Jacobs Engineering Group, Inc. (a)	83,700	4,087,908
KBR, Inc.	64,800	1,969,272
Larsen & Toubro Ltd.	18,430	463,648
Primoris Services Corp.	86,500	1,621,875
		11,713,825
ELECTRICAL EQUIPMENT - 10.7%
Electrical Components & Equipment - 10.2%
Acuity Brands, Inc.	24,700	1,682,811

	Shares	Value
AMETEK, Inc.	79,650	$ 3,331,760
Emerson Electric Co.	221,400	12,553,380
Hubbell, Inc. Class B	26,000	2,415,660
Prysmian SpA	87,200	1,900,056
Regal-Beloit Corp.	92,928	7,181,476
Rockwell Automation, Inc.	55,300	4,995,802
Roper Industries, Inc.	30,400	3,788,144
		37,849,089
Heavy Electrical Equipment - 0.5%
AZZ, Inc.	27,600	1,232,616
Bharat Heavy Electricals Ltd.	165,641	612,814
		1,845,430
TOTAL ELECTRICAL EQUIPMENT		39,694,519
ELECTRONIC EQUIPMENT & COMPONENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
FLIR Systems, Inc.	41,300	1,087,842
INDUSTRIAL CONGLOMERATES - 24.7%
Industrial Conglomerates - 24.7%
3M Co.	152,900	15,901,600
Danaher Corp.	155,400	9,572,640
General Electric Co.	2,700,455	62,704,566
Koninklijke Philips Electronics NV	77,200	2,181,008
Raven Industries, Inc.	32,800	925,944
		91,285,758
MACHINERY - 31.3%
Construction & Farm Machinery & Heavy Trucks - 16.4%
Ashok Leyland Ltd.	1,508,133	617,178
Caterpillar, Inc.	206,800	19,102,116
Cummins, Inc.	125,400	14,530,098
Fiat Industrial SpA	210,300	2,557,500
Joy Global, Inc.	67,400	4,269,116
Manitowoc Co., Inc.	237,800	4,404,056
Oshkosh Truck Corp. (a)	77,500	2,988,400
PACCAR, Inc.	168,900	8,010,927
WABCO Holdings, Inc. (a)	15,600	1,072,032
Wabtec Corp.	21,000	2,053,590
Weichai Power Co. Ltd. (H Shares)	265,000	1,004,564
		60,609,577
Industrial Machinery - 14.9%
Actuant Corp. Class A	42,800	1,301,548
Alfa Laval AB	43,200	1,005,288
Blount International, Inc. (a)	59,800	901,186
Donaldson Co., Inc.	109,400	3,941,682
Flowserve Corp.	19,100	3,065,550
Gorman-Rupp Co.	31,200	899,808
Graco, Inc.	30,100	1,748,810
Illinois Tool Works, Inc.	215,800	13,271,700
Ingersoll-Rand PLC	181,000	9,529,650
Lincoln Electric Holdings, Inc.	36,200	2,029,010
Middleby Corp. (a)	11,800	1,761,858
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - continued
Nordson Corp.	26,500	$ 1,680,100
Pall Corp.	41,400	2,822,652
Parker Hannifin Corp.	54,700	5,168,056
Sun Hydraulics Corp.	35,500	990,095
Timken Co.	55,500	3,014,760
Weg SA	68,200	912,710
Woodward, Inc.	35,800	1,339,994
		55,384,457
TOTAL MACHINERY		115,994,034
PROFESSIONAL SERVICES - 0.5%
Research & Consulting Services - 0.5%
Dun & Bradstreet Corp.	22,700	1,829,620
ROAD & RAIL - 0.4%
Railroads - 0.4%
Globaltrans Investment PLC GDR (Reg. S)	95,000	1,519,050
TRADING COMPANIES & DISTRIBUTORS - 2.6%
Trading Companies & Distributors - 2.6%
Applied Industrial Technologies, Inc.	30,700	1,332,687
Houston Wire & Cable Co.	103,519	1,204,961
MSC Industrial Direct Co., Inc. Class A	24,100	2,056,212
Watsco, Inc.	16,500	1,284,855
WESCO International, Inc. (a)	48,800	3,606,320
		9,485,035
TRANSPORTATION INFRASTRUCTURE - 0.2%
Highways & Railtracks - 0.2%
CCR SA	87,700	879,481
TOTAL COMMON STOCKS (Cost $283,714,928)		356,372,829
Nonconvertible Preferred Stocks - 0.7%
	Shares	Value
AUTOMOBILES - 0.7%
Automobile Manufacturers - 0.7%
Volkswagen AG (Cost $2,474,280)	10,900	$ 2,380,050
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.16% (b) (Cost $8,932,988)	8,932,988	8,932,988
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $295,122,196)		367,685,867
NET OTHER ASSETS (LIABILITIES) - 0.6%		2,265,052
NET ASSETS - 100%		$ 369,950,919
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,462
Fidelity Securities Lending Cash Central Fund	1,015
Total	$ 28,477
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Key Technology, Inc.	$ 3,964,961	$ -	$ 2,818,293	$ -	$ -
Total	$ 3,964,961	$ -	$ 2,818,293	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 356,372,829	$ 354,191,821	$ 2,181,008	$ -
Nonconvertible Preferred Stocks	2,380,050	2,380,050	-	-
Money Market Funds	8,932,988	8,932,988	-	-
Total Investments in Securities:	$ 367,685,867	$ 365,504,859	$ 2,181,008	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $286,189,208)	$ 358,752,879
Fidelity Central Funds (cost $8,932,988)	8,932,988
Total Investments (cost $295,122,196)		$ 367,685,867
Receivable for investments sold		1,661,497
Receivable for fund shares sold		173,719
Dividends receivable		1,191,741
Distributions receivable from Fidelity Central Funds		1,534
Prepaid expenses		501
Receivable from investment adviser for expense reductions		279
Other receivables		8,252
Total assets		370,723,390

Liabilities
Payable for fund shares redeemed	$ 502,958
Accrued management fee	169,270
Transfer agent fee payable	51,182
Other affiliated payables	11,857
Other payables and accrued expenses	37,204
Total liabilities		772,471

Net Assets		$ 369,950,919
Net Assets consist of:
Paid in capital		$ 300,202,562
Undistributed net investment income		548,351
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,363,818)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,563,824
Net Assets, for 9,345,612 shares outstanding		$ 369,950,919
Net Asset Value, offering price and redemption price per share ($369,950,919 ÷ 9,345,612 shares)		$ 39.59

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 6,463,842
Interest		55
Income from Fidelity Central Funds		28,477
Total income		6,492,374

Expenses
Management fee	$ 1,755,612
Transfer agent fees	603,549
Accounting and security lending fees	122,883
Custodian fees and expenses	14,280
Independent trustees' compensation	2,064
Registration fees	28,019
Audit	51,441
Legal	1,172
Miscellaneous	2,744
Total expenses before reductions	2,581,764
Expense reductions	(22,380)	2,559,384
Net investment income (loss)		3,932,990
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $17,726)	4,856,800
Other affiliated issuers	(2,048,055)
Foreign currency transactions	47,345
Total net realized gain (loss)		2,856,090
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $31,751)	21,842,327
Assets and liabilities in foreign currencies	(2,389)
Total change in net unrealized appreciation (depreciation)		21,839,938
Net gain (loss)		24,696,028
Net increase (decrease) in net assets resulting from operations		$ 28,629,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,932,990	$ 2,683,212
Net realized gain (loss)	2,856,090	6,338,922
Change in net unrealized appreciation (depreciation)	21,839,938	(7,805,695)
Net increase (decrease) in net assets resulting from operations	28,629,018	1,216,439
Distributions to shareholders from net investment income	(3,820,438)	(2,550,520)
Distributions to shareholders from net realized gain	(33,809)	(1,033,874)
Total distributions	(3,854,247)	(3,584,394)
Share transactions Proceeds from sales of shares	107,872,573	175,476,236
Reinvestment of distributions	3,805,295	3,511,222
Cost of shares redeemed	(118,178,190)	(187,624,495)
Net increase (decrease) in net assets resulting from share transactions	(6,500,322)	(8,637,037)
Redemption fees	2,455	8,044
Total increase (decrease) in net assets	18,276,904	(10,996,948)

Net Assets
Beginning of period	351,674,015	362,670,963
End of period (including undistributed net investment income of $548,351 and undistributed net investment income of $613,405, respectively)	$ 369,950,919	$ 351,674,015
Other Information Shares
Sold	2,933,692	5,105,217
Issued in reinvestment of distributions	103,978	104,395
Redeemed	(3,361,719)	(5,569,458)
Net increase (decrease)	(324,049)	(359,846)

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 36.37	$ 36.16	$ 26.16	$ 13.98	$ 32.45
Income from Investment Operations
Net investment income (loss) B	.45	.28	.26	.19	.33
Net realized and unrealized gain (loss)	3.22	.29 E	9.89	12.22	(17.96)
Total from investment operations	3.67	.57	10.15	12.41	(17.63)
Distributions from net investment income	(.45)	(.26)	(.15)	(.23)	(.34)
Distributions from net realized gain	-	(.10)	-	-	(.50)
Total distributions	(.45)	(.36)	(.15)	(.23)	(.84)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 39.59	$ 36.37	$ 36.16	$ 26.16	$ 13.98
Total Return A	10.19%	1.66%	38.87%	89.06%	(55.46)%
Ratios to Average Net Assets C,F
Expenses before reductions	.82%	.84%	.89%	.95%	.90%
Expenses net of fee waivers, if any	.82%	.84%	.89%	.95%	.90%
Expenses net of all reductions	.81%	.84%	.88%	.94%	.90%
Net investment income (loss)	1.25%	.85%	.85%	.87%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 369,951	$ 351,674	$ 362,671	$ 120,368	$ 47,260
Portfolio turnover rate D	69%	101%	82%	74%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio A	15.71%	8.09%	14.22%

A Prior to October 1, 2006, Industrials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Tobias Welo, Portfolio Manager of Industrials Portfolio: For the year, the fund returned 15.71%, topping the 15.32% gain of the MSCI® U.S. IMI Industrials 25-50 Index and finishing well ahead of the S&P 500®. Versus the broader market, industrials stocks enjoyed particularly strong performance in the second half of the period, buoyed by a rising ISM Manufacturing Index - which reflects U.S. manufacturing activity - as well as signs of a rebounding U.S. construction market and a stabilizing Chinese economy. Compared with the MSCI index, both stock selection and industry weightings aided the fund's performance, especially in the construction and farm machinery/heavy trucks group. Here, a large underweighting in benchmark component Caterpillar was quite helpful. This stock, which headed our list of contributors to relative performance, registered a loss during the period, as weakness in the mining industry - in part, due to reduced exploration activity in China - prompted the company to reduce its earnings estimates later in the year. Consequently, I was glad I had sold Caterpillar in May. Not owning commercial aircraft manufacturer and benchmark component Boeing also lifted results, as its shares lagged the broader market amid uncertainty about whether early deliveries of the firm's 787 Dreamliner® would live up to expectations. Among stocks I liked that boosted performance, one standout was a non-index position was Bureau Veritas, a French multinational firm providing a variety of business support services, including certification, testing and training. Consistent earnings growth during the period, with the potential for even better results going forward, lifted this stock to a robust gain. Also bolstering fund performance was a large overweighting in EMCOR Group, a global supplier of electrical and mechanical construction services. Firming worldwide construction markets provided a favorable backdrop for this firm's shares. I'll also mention industrial conglomerate General Electric, by far the fund's largest position. While some timing issues led to this stock detracting a bit versus our MSCI benchmark, GE was the fund's largest contributor in absolute terms, recording a solid, double-digit gain. On the negative side, a cash/cash equivalents stake averaging about 3% of the fund's net assets was a drag on performance in a rising market. Weak picks in building products also notably detracted. At the stock level, the fund's significant overweighting in diesel-engine maker Cummins was counterproductive. Partly as a result of slower-than-expected growth in China, in July the company lowered its fiscal 2012 revenue guidance, which hurt its stock. In the case of construction and engineering stock Fluor, the stock fared poorly during the first half of the period, and then I sold it around midyear, missing out on this benchmark component's subsequent rally. The share price of Textron, a maker of regional jets, posted a gain but trailed the fund's MSCI benchmark, and the negative impact on relative performance was magnified by the fund's large overweighting here. Also weighing on the fund's results was GrafTech International, a maker of graphite electrodes used in steel mini-mills. Tepid demand for steel caused the company to issue weak guidance. As a result, I bit the bullet and sold the stock for a loss in October.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.9	14.8
United Technologies Corp.	6.2	6.2
3M Co.	4.3	4.1
Danaher Corp.	3.8	3.9
Honeywell International, Inc.	3.2	3.4
Cummins, Inc.	2.9	3.2
Eaton Corp. PLC	2.8	0.0
Towers Watson & Co.	2.3	1.3
Parker Hannifin Corp.	2.1	1.6
Textron, Inc.	2.1	2.4
	43.6
Top Industries (% of fund's net assets)
As of February 28, 2013
Machinery	27.3%
Industrial Conglomerates	22.9%
Aerospace & Defense	16.6%
Professional Services	7.7%
Electrical Equipment	7.6%
All Others*	17.9%

As of August 31, 2012
Industrial Conglomerates	26.2%
Machinery	20.3%
Aerospace & Defense	14.0%
Electrical Equipment	7.7%
Road & Rail	7.2%
All Others*	24.6%

* Includes short-term investments and net other assets.

Annual Report

Industrials Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
AEROSPACE & DEFENSE - 16.4%
Aerospace & Defense - 16.4%
General Dynamics Corp.	201,456	$ 13,692,964
Honeywell International, Inc.	401,616	28,153,282
Precision Castparts Corp.	83,013	15,489,396
Teledyne Technologies, Inc. (a)	180,222	13,260,735
Textron, Inc.	639,999	18,463,971
United Technologies Corp.	594,485	53,830,617
		142,890,965
AIR FREIGHT & LOGISTICS - 0.3%
Air Freight & Logistics - 0.3%
Hub Group, Inc. Class A (a)	68,313	2,577,449
AUTO COMPONENTS - 0.8%
Auto Parts & Equipment - 0.8%
Johnson Controls, Inc.	227,260	7,151,872
BUILDING PRODUCTS - 0.9%
Building Products - 0.9%
American Woodmark Corp. (a)	110,476	3,546,280
Armstrong World Industries, Inc.	91,501	4,678,446
		8,224,726
CHEMICALS - 0.5%
Specialty Chemicals - 0.5%
Cytec Industries, Inc.	56,739	4,107,336
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Diversified Support Services - 0.7%
Aggreko PLC	164,000	4,219,584
Copart, Inc. (a)	63,023	2,151,605
		6,371,189
Environmental & Facility Services - 2.5%
Republic Services, Inc.	533,961	16,787,734
Stericycle, Inc. (a)	51,815	4,970,095
		21,757,829
TOTAL COMMERCIAL SERVICES & SUPPLIES		28,129,018
CONSTRUCTION & ENGINEERING - 3.1%
Construction & Engineering - 3.1%
EMCOR Group, Inc.	202,642	7,815,902
Jacobs Engineering Group, Inc. (a)	214,416	10,472,077
URS Corp.	202,984	8,578,104
		26,866,083
ELECTRICAL EQUIPMENT - 7.6%
Electrical Components & Equipment - 7.6%
AMETEK, Inc.	309,012	12,925,972
Brady Corp. Class A	69,421	2,363,785
Eaton Corp. PLC	401,629	24,888,949
Generac Holdings, Inc.	75,400	2,597,530

	Shares	Value
Hubbell, Inc. Class B	160,123	$ 14,877,028
Regal-Beloit Corp.	116,612	9,011,775
		66,665,039
INDUSTRIAL CONGLOMERATES - 22.9%
Industrial Conglomerates - 22.9%
3M Co.	363,850	37,840,400
Carlisle Companies, Inc.	111,546	7,570,627
Danaher Corp.	546,666	33,674,626
General Electric Co.	5,214,715	121,085,684
		200,171,337
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Life Sciences Tools & Services - 0.3%
Eurofins Scientific SA	13,085	2,594,926
MACHINERY - 27.3%
Construction & Farm Machinery & Heavy Trucks - 9.2%
Cummins, Inc.	217,613	25,214,818
Manitowoc Co., Inc.	557,574	10,326,270
Oshkosh Truck Corp. (a)	260,506	10,045,111
PACCAR, Inc.	218,381	10,357,811
Toro Co.	164,586	7,422,829
WABCO Holdings, Inc. (a)	60,645	4,167,524
Wabtec Corp.	132,050	12,913,170
		80,447,533
Industrial Machinery - 18.1%
Actuant Corp. Class A	129,816	3,947,705
Donaldson Co., Inc.	147,400	5,310,822
Dover Corp.	201,451	14,776,431
GEA Group AG	153,948	5,481,915
Graco, Inc.	170,313	9,895,185
Harsco Corp.	359,330	8,616,733
IDEX Corp.	163,683	8,336,375
Illinois Tool Works, Inc.	262,879	16,167,059
Ingersoll-Rand PLC	280,217	14,753,425
Pall Corp.	141,130	9,622,243
Parker Hannifin Corp.	196,237	18,540,472
Pentair Ltd.	196,494	10,467,235
Stanley Black & Decker, Inc.	146,093	11,497,519
Timken Co.	215,437	11,702,538
TriMas Corp. (a)	311,161	8,927,209
		158,042,866
TOTAL MACHINERY		238,490,399
PROFESSIONAL SERVICES - 7.7%
Human Resource & Employment Services - 3.0%
Manpower, Inc.	111,063	6,064,040
Towers Watson & Co.	298,548	19,874,340
		25,938,380
Research & Consulting Services - 4.7%
Bureau Veritas SA	24,077	3,105,338
Dun & Bradstreet Corp.	202,849	16,349,629
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - CONTINUED
Research & Consulting Services - continued
IHS, Inc. Class A (a)	59,160	$ 6,285,750
Nielsen Holdings B.V.	231,944	7,814,193
Verisk Analytics, Inc. (a)	128,072	7,494,773
		41,049,683
TOTAL PROFESSIONAL SERVICES		66,988,063
ROAD & RAIL - 2.2%
Railroads - 1.4%
Union Pacific Corp.	86,751	11,894,430
Trucking - 0.8%
J.B. Hunt Transport Services, Inc.	107,655	7,484,176
TOTAL ROAD & RAIL		19,378,606
TRADING COMPANIES & DISTRIBUTORS - 3.1%
Trading Companies & Distributors - 3.1%
W.W. Grainger, Inc.	42,269	9,572,238
Watsco, Inc.	94,629	7,368,760
WESCO International, Inc. (a)	131,949	9,751,031
		26,692,029
TOTAL COMMON STOCKS (Cost $676,468,252)		840,927,848
Convertible Preferred Stocks - 0.2%

AEROSPACE & DEFENSE - 0.2%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50% (Cost $1,388,022)	26,900	1,566,925
Convertible Bonds - 0.3%
	Principal Amount
BUILDING PRODUCTS - 0.3%
Building Products - 0.3%
Aspen Aerogels, Inc.:
8% 6/1/14 (d)	$ 1,179,681	1,179,681
8% 12/6/14 (d)	1,348,600	1,348,600
TOTAL CONVERTIBLE BONDS (Cost $2,528,281)	2,528,281
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.1% 4/18/13 (c) (Cost $119,985)	120,000	119,986
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b) (Cost $34,547,349)	34,547,349	$ 34,547,349
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $715,051,889)		879,690,389
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(6,424,145)
NET ASSETS - 100%		$ 873,266,244
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
86 CME E-mini S&P Select Sector Industrial Index Contracts	March 2013	$ 3,513,100	$ 304,345

The face value of futures purchased as a percentage of net assets is 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $119,986.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,528,281 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11	$ 1,179,681
Aspen Aerogels, Inc. 8% 12/6/14	12/6/11-6/12/12	$ 1,348,600
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,222
Fidelity Securities Lending Cash Central Fund	24,657
Total	$ 65,879
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 840,927,848	$ 840,927,848	$ -	$ -
Convertible Preferred Stocks	1,566,925	1,566,925	-	-
Convertible Bonds	2,528,281	-	-	2,528,281
U.S. Treasury Obligations	119,986	-	119,986	-
Money Market Funds	34,547,349	34,547,349	-	-
Total Investments in Securities:	$ 879,690,389	$ 877,042,122	$ 119,986	$ 2,528,281
Derivative Instruments:
Assets
Futures Contracts	$ 304,345	$ 304,345	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 304,345	$ -
Total Value of Derivatives	$ 304,345	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $680,504,540)	$ 845,143,040
Fidelity Central Funds (cost $34,547,349)	34,547,349
Total Investments (cost $715,051,889)		$ 879,690,389
Receivable for investments sold		3,203,363
Receivable for fund shares sold		3,186,444
Dividends receivable		2,283,895
Interest receivable		285,172
Distributions receivable from Fidelity Central Funds		5,363
Prepaid expenses		1,063
Receivable from investment adviser for expense reductions		191
Other receivables		19,663
Total assets		888,675,543

Liabilities
Payable for investments purchased	$ 14,169,888
Payable for fund shares redeemed	648,005
Accrued management fee	381,924
Payable for daily variation margin on futures contracts	4,300
Other affiliated payables	154,469
Other payables and accrued expenses	50,713
Total liabilities		15,409,299

Net Assets		$ 873,266,244
Net Assets consist of:
Paid in capital		$ 685,646,763
Undistributed net investment income		1,394,833
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,281,803
Net unrealized appreciation (depreciation) on investments		164,942,845
Net Assets, for 31,144,552 shares outstanding		$ 873,266,244
Net Asset Value, offering price and redemption price per share ($873,266,244 ÷ 31,144,552 shares)		$ 28.04

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 11,573,181
Interest		197,668
Income from Fidelity Central Funds		65,879
Total income		11,836,728

Expenses
Management fee	$ 3,355,530
Transfer agent fees	1,372,487
Accounting and security lending fees	223,276
Custodian fees and expenses	25,459
Independent trustees' compensation	3,809
Registration fees	56,043
Audit	49,454
Legal	2,062
Miscellaneous	5,597
Total expenses before reductions	5,093,717
Expense reductions	(52,057)	5,041,660
Net investment income (loss)		6,795,068
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,790,855
Foreign currency transactions	(10,953)
Futures contracts	642,163
Total net realized gain (loss)		26,422,065
Change in net unrealized appreciation (depreciation) on: Investment securities	69,342,056
Assets and liabilities in foreign currencies	6,228
Futures contracts	(180,034)
Total change in net unrealized appreciation (depreciation)		69,168,250
Net gain (loss)		95,590,315
Net increase (decrease) in net assets resulting from operations		$ 102,385,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,795,068	$ 4,310,507
Net realized gain (loss)	26,422,065	9,524,497
Change in net unrealized appreciation (depreciation)	69,168,250	(21,575,556)
Net increase (decrease) in net assets resulting from operations	102,385,383	(7,740,552)
Distributions to shareholders from net investment income	(6,549,531)	(2,779,155)
Distributions to shareholders from net realized gain	(4,823,532)	(14,525,491)
Total distributions	(11,373,063)	(17,304,646)
Share transactions Proceeds from sales of shares	353,142,093	270,843,106
Reinvestment of distributions	11,164,393	16,826,943
Cost of shares redeemed	(133,203,317)	(283,961,470)
Net increase (decrease) in net assets resulting from share transactions	231,103,169	3,708,579
Redemption fees	6,726	29,536
Total increase (decrease) in net assets	322,122,215	(21,307,083)

Net Assets
Beginning of period	551,144,029	572,451,112
End of period (including undistributed net investment income of $1,394,833 and undistributed net investment income of $1,189,055, respectively)	$ 873,266,244	$ 551,144,029
Other Information Shares
Sold	13,820,565	11,294,394
Issued in reinvestment of distributions	446,984	710,628
Redeemed	(5,442,107)	(12,365,187)
Net increase (decrease)	8,825,442	(360,165)

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 24.69	$ 25.24	$ 18.39	$ 10.12	$ 20.50
Income from Investment Operations
Net investment income (loss) B	.28	.19	.15	.11	.18
Net realized and unrealized gain (loss)	3.54	.01 E	6.80	8.27	(10.35)
Total from investment operations	3.82	.20	6.95	8.38	(10.17)
Distributions from net investment income	(.26)	(.13)	(.10)	(.11)	(.15)
Distributions from net realized gain	(.21)	(.62)	-	-	(.06)
Total distributions	(.47)	(.75)	(.10)	(.11)	(.21)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 28.04	$ 24.69	$ 25.24	$ 18.39	$ 10.12
Total Return A	15.71%	.94%	37.85%	82.95%	(49.92)%
Ratios to Average Net Assets C,F
Expenses before reductions	.85%	.87%	.90%	.97%	1.00%
Expenses net of fee waivers, if any	.85%	.87%	.90%	.97%	1.00%
Expenses net of all reductions	.84%	.86%	.90%	.97%	.99%
Net investment income (loss)	1.13%	.83%	.69%	.71%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 873,266	$ 551,144	$ 572,451	$ 253,287	$ 83,542
Portfolio turnover rate D	75%	102%	80%	106%	132%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	16.10%	9.13%	13.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Matthew Moulis, who became sole Portfolio Manager of Transportation Portfolio on June 30, 2012, after serving as Co-Manager: For the year, the fund returned 16.10%, trailing the 19.88% advance of the MSCI® U.S. IMI Transportation 25-50 Index but ahead of the S&P 500®. Transportation stocks were lifted by strong performance in three of the four major groups in the MSCI index: airlines, trucking and railroads. Only the air freight and logistics segment lagged the broader market. Compared with the MSCI index, stock selection in railroads and trucking held back the fund's results. Within the first group, a large underweighting, on average, in benchmark component Kansas City Southern made this stock the fund's biggest relative detractor, as good volume growth and firm pricing boosted its share price by almost 50%. I avoided Kansas City Southern until November because of its rich valuation and sold the fund's modest position here by period end. Inland waterway carrier Kirby saw demand for its hydraulic fracturing equipment services fall as a result of a slowdown in energy exploration at the Marcellus Shale formation in the eastern United States, and I sold it. A non-index position in Navios Maritime Acquisition, a marine shipper, also fared poorly, in part because of unfavorable supply/demand conditions for product tankers. I sold this stock as well. Performance was further hampered by not owning two auto rental stocks in the trucking segment of the benchmark: Avis Budget Group and Hertz Global Holdings. While industry consolidation spurred investors' interest in both stocks, I view auto rental businesses as capital-intensive, low-margin operations, so I avoided them. Conversely, the fund benefited from underweighting two freight-forwarding firms, Expeditors International of Washington and C.H. Robinson Worldwide - both weak-performing index constituents. Also contributing was a position in Ryder System, which I avoided until after the company retracted its overly optimistic second-quarter guidance and the stock sank to what I thought was a more attractive valuation. Out-of-index exposure to Panamanian airline Copa Holdings paid off, and I took advantage of this stock's robust advance to significantly reduce the position. In absolute terms, rail carrier Union Pacific and package delivery provider United Parcel Service were the top contributors to the fund's performance and its two largest holdings at period end, although their impact on relative performance was minimal.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp.	18.5	19.7
United Parcel Service, Inc. Class B	18.4	17.0
FedEx Corp.	7.5	5.0
Norfolk Southern Corp.	3.9	5.7
CSX Corp.	3.4	5.7
Delta Air Lines, Inc.	3.4	3.5
J.B. Hunt Transport Services, Inc.	3.1	2.6
United Continental Holdings, Inc.	2.4	2.4
C.H. Robinson Worldwide, Inc.	2.1	2.5
Hub Group, Inc. Class A	2.1	1.1
	64.8
Top Industries (% of fund's net assets)
As of February 28, 2013
Road & Rail	38.5%
Air Freight & Logistics	32.3%
Airlines	14.6%
Aerospace & Defense	2.4%
Machinery	1.7%
All Others*	10.5%

As of August 31, 2012
Road & Rail	41.5%
Air Freight & Logistics	30.0%
Airlines	14.9%
Marine	2.7%
Oil, Gas & Consumable Fuels	1.8%
All Others*	9.1%

* Includes short-term investments and net other assets.

Annual Report

Transportation Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value
AEROSPACE & DEFENSE - 2.4%
Aerospace & Defense - 2.4%
Ducommun, Inc. (a)	206,800	$ 3,205,400
General Dynamics Corp.	6,100	414,617
Rockwell Collins, Inc.	24,000	1,442,640
		5,062,657
AIR FREIGHT & LOGISTICS - 32.3%
Air Freight & Logistics - 32.3%
Air Transport Services Group, Inc. (a)	120,908	667,412
Atlas Air Worldwide Holdings, Inc. (a)	25,500	1,203,345
C.H. Robinson Worldwide, Inc.	80,496	4,589,882
Expeditors International of Washington, Inc.	12,200	473,970
FedEx Corp.	150,800	15,898,844
Forward Air Corp.	52,800	1,991,616
Hub Group, Inc. Class A (a)	117,700	4,440,821
United Parcel Service, Inc. Class B	473,100	39,101,715
UTI Worldwide, Inc.	23,300	354,859
		68,722,464
AIRLINES - 14.6%
Airlines - 14.6%
Alaska Air Group, Inc. (a)	73,800	3,804,390
Copa Holdings SA Class A	9,800	1,023,316
Dart Group PLC	443,317	975,174
Delta Air Lines, Inc. (a)	507,202	7,237,773
Republic Airways Holdings, Inc. (a)	243,700	2,293,217
SkyWest, Inc.	220,200	3,082,800
Southwest Airlines Co.	249,200	2,915,640
Spirit Airlines, Inc. (a)	69,200	1,401,300
United Continental Holdings, Inc. (a)	190,936	5,099,901
US Airways Group, Inc. (a)	243,600	3,271,548
		31,105,059
AUTO COMPONENTS - 0.2%
Auto Parts & Equipment - 0.2%
Stoneridge, Inc. (a)	64,208	414,142
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
Cosco International Holdings Ltd.	24,000	10,645
INSURANCE - 1.0%
Property & Casualty Insurance - 1.0%
Berkshire Hathaway, Inc. Class B (a)	20,200	2,063,632

	Shares	Value
MACHINERY - 1.7%
Construction & Farm Machinery & Heavy Trucks - 1.0%
ASL Marine Holdings Ltd.	1,299,200	$ 755,349
Wabtec Corp.	13,100	1,281,049
		2,036,398
Industrial Machinery - 0.7%
Harsco Corp.	62,900	1,508,342
TOTAL MACHINERY		3,544,740
MARINE - 0.1%
Marine - 0.1%
Diana Shipping, Inc. (a)	25,100	213,099
MEDIA - 0.3%
Movies & Entertainment - 0.3%
Advanced Inflight Alliance AG	87,100	614,052
OIL, GAS & CONSUMABLE FUELS - 1.0%
Oil & Gas Storage & Transport - 1.0%
Scorpio Tankers, Inc. (a)	260,633	2,215,381
ROAD & RAIL - 38.5%
Railroads - 25.8%
CSX Corp.	318,719	7,311,414
Norfolk Southern Corp.	112,300	8,203,515
Union Pacific Corp.	287,268	39,387,315
		54,902,244
Trucking - 12.7%
AMERCO	11,900	1,793,449
Arkansas Best Corp.	36,300	418,902
Con-way, Inc.	91,100	3,202,165
Contrans Group, Inc.:
(sub. vtg.) (a)(c)	12,800	130,327
Class A	181,500	1,848,000
J.B. Hunt Transport Services, Inc.	95,200	6,618,304
Landstar System, Inc.	70,700	3,979,703
Marten Transport Ltd.	70,700	1,463,490
Quality Distribution, Inc. (a)	158,700	1,252,143
Roadrunner Transportation Systems, Inc. (a)	39,800	906,644
Ryder System, Inc.	41,900	2,354,780
Swift Transporation Co. (a)	152,600	2,064,678
Universal Truckload Services, Inc.	57,400	1,046,976
		27,079,561
TOTAL ROAD & RAIL		81,981,805
SPECIALTY RETAIL - 0.2%
Specialty Stores - 0.2%
Staples, Inc.	39,700	523,246
TOTAL COMMON STOCKS (Cost $148,493,877)		196,470,922
Convertible Bonds - 0.4%
	Principal Amount	Value
MARINE - 0.4%
Marine - 0.4%
DryShips, Inc. 5% 12/1/14 (Cost $809,212)	$ 1,020,000	$ 869,550
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 0.16% (b) (Cost $16,643,674)	16,643,674	16,643,674
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $165,946,763)		213,984,146
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(1,028,109)
NET ASSETS - 100%		$ 212,956,037
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $130,327 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,747
Fidelity Securities Lending Cash Central Fund	22,497
Total	$ 36,244
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 196,470,922	$ 196,470,922	$ -	$ -
Convertible Bonds	869,550	-	869,550	-
Money Market Funds	16,643,674	16,643,674	-	-
Total Investments in Securities:	$ 213,984,146	$ 213,114,596	$ 869,550	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $149,303,089)	$ 197,340,472
Fidelity Central Funds (cost $16,643,674)	16,643,674
Total Investments (cost $165,946,763)		$ 213,984,146
Receivable for investments sold		2,199,770
Receivable for fund shares sold		1,730,294
Dividends receivable		633,708
Interest receivable		12,750
Distributions receivable from Fidelity Central Funds		1,509
Prepaid expenses		289
Receivable from investment adviser for expense reductions		59
Other receivables		13,342
Total assets		218,575,867

Liabilities
Payable for investments purchased	$ 5,205,748
Payable for fund shares redeemed	246,783
Accrued management fee	93,265
Other affiliated payables	43,365
Other payables and accrued expenses	30,669
Total liabilities		5,619,830

Net Assets		$ 212,956,037
Net Assets consist of:
Paid in capital		$ 162,159,603
Undistributed net investment income		516,572
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,242,460
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,037,402
Net Assets, for 3,687,837 shares outstanding		$ 212,956,037
Net Asset Value, offering price and redemption price per share ($212,956,037 ÷ 3,687,837 shares)		$ 57.75

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 3,214,511
Interest		183,185
Income from Fidelity Central Funds		36,244
Total income		3,433,940

Expenses
Management fee	$ 1,037,159
Transfer agent fees	469,117
Accounting and security lending fees	72,785
Custodian fees and expenses	7,322
Independent trustees' compensation	1,243
Registration fees	20,652
Audit	39,350
Legal	721
Miscellaneous	1,986
Total expenses before reductions	1,650,335
Expense reductions	(44,811)	1,605,524
Net investment income (loss)		1,828,416
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,690,851
Foreign currency transactions	(2,550)
Total net realized gain (loss)		10,688,301
Change in net unrealized appreciation (depreciation) on: Investment securities	13,212,473
Assets and liabilities in foreign currencies	19
Total change in net unrealized appreciation (depreciation)		13,212,492
Net gain (loss)		23,900,793
Net increase (decrease) in net assets resulting from operations		$ 25,729,209

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,828,416	$ 1,316,210
Net realized gain (loss)	10,688,301	26,283,910
Change in net unrealized appreciation (depreciation)	13,212,492	(33,149,377)
Net increase (decrease) in net assets resulting from operations	25,729,209	(5,549,257)
Distributions to shareholders from net investment income	(1,327,915)	(833,762)
Distributions to shareholders from net realized gain	(9,827,441)	(13,901,565)
Total distributions	(11,155,356)	(14,735,327)
Share transactions Proceeds from sales of shares	92,391,282	76,064,406
Reinvestment of distributions	10,805,999	14,262,117
Cost of shares redeemed	(117,466,819)	(324,641,792)
Net increase (decrease) in net assets resulting from share transactions	(14,269,538)	(234,315,269)
Redemption fees	4,424	17,488
Total increase (decrease) in net assets	308,739	(254,582,365)

Net Assets
Beginning of period	212,647,298	467,229,663
End of period (including undistributed net investment income of $516,572 and undistributed net investment income of $320,332, respectively)	$ 212,956,037	$ 212,647,298
Other Information Shares
Sold	1,719,810	1,419,391
Issued in reinvestment of distributions	208,394	277,875
Redeemed	(2,251,011)	(5,990,879)
Net increase (decrease)	(322,807)	(4,293,613)

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.02	$ 56.26	$ 42.01	$ 23.89	$ 44.34
Income from Investment Operations
Net investment income (loss) B	.51	.26	.27	.29	.29
Net realized and unrealized gain (loss)	7.59	(.34)	14.13	18.21	(19.29)
Total from investment operations	8.10	(.08)	14.40	18.50	(19.00)
Distributions from net investment income	(.41)	(.17)	(.17)	(.36)	(.25)
Distributions from net realized gain	(2.96)	(2.99)	-	(.02)	(1.21)
Total distributions	(3.37)	(3.16)	(.17)	(.38)	(1.46)
Redemption fees added to paid in capital B	- G	- G	.02	- G	.01
Net asset value, end of period	$ 57.75	$ 53.02	$ 56.26	$ 42.01	$ 23.89
Total Return A	16.10%	.16%	34.32%	77.62%	(44.20)%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.88%	.90%	1.03%	1.03%
Expenses net of fee waivers, if any	.89%	.88%	.90%	1.03%	1.03%
Expenses net of all reductions	.86%	.87%	.90%	1.00%	1.03%
Net investment income (loss)	.98%	.49%	.53%	.90%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,956	$ 212,647	$ 467,230	$ 107,842	$ 79,705
Portfolio turnover rate D	47%	82%	114%	265%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, market discount, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$ 72,234,701	$ 21,328,610	$ (337,480)	$ 20,991,130
Defense and Aerospace Portfolio	487,432,768	122,280,211	(4,597,098)	117,683,113
Environment and Alternative Energy Portfolio	74,358,763	13,032,994	(3,793,586)	9,239,408
Industrial Equipment Portfolio	295,580,834	74,291,962	(2,186,929)	72,105,033
Industrials Portfolio	716,379,173	166,218,364	(2,907,148)	163,311,216
Transportation Portfolio	166,103,849	48,765,710	(885,413)	47,880,297

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$ 184,916	$ 1,143,478	$ -	$ 20,991,130
Defense and Aerospace Portfolio	1,049,960	4,275,729	-	117,683,113
Environment and Alternative Energy Portfolio	122,097	-	(10,590,418)	9,239,320
Industrial Equipment Portfolio	548,351	-	(2,905,180)	72,105,186
Industrials Portfolio	10,058,341	14,250,192	-	163,311,216
Transportation Portfolio	991,964	1,924,156	-	47,880,316

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
	2018	Total with expiration
Environment and Alternative Energy Portfolio	$ (6,465,946)	$ (6,465,946)
	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Industrial Equipment Portfolio	$ (2,451,955)	$ (453,226)	$ (2,905,180)	$ (2,905,180)
Environment and Alternative Energy Portfolio	(3,880,208)	(244,264)	(4,124,472)	(10,590,418)

The tax character of distributions paid was as follows:

February 28, 2013
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 278,547	$ 1,241,145	$ 1,519,692
Defense and Aerospace Portfolio	8,717,067	1,406,058	10,123,125
Environment and Alternative Energy Portfolio	630,649	-	630,649
Industrial Equipment Portfolio	3,854,247	-	3,854,247
Industrials Portfolio	6,549,531	4,823,532	11,373,063
Transportation Portfolio	1,327,915	9,827,441	11,155,356

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

February 29, 2012
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$ 110,454	$ 10,568,849	$ 10,679,303
Defense and Aerospace Portfolio	4,239,094	953,357	5,192,451
Environment and Alternative Energy Portfolio	910,843	-	910,843
Industrial Equipment Portfolio	2,550,520	1,033,874	3,584,394
Industrials Portfolio	2,779,155	14,525,491	17,304,646
Transportation Portfolio	2,358,640	12,376,687	14,735,327

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Industrials Portfolio's (the Fund) investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage it's exposure to the stock market.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period.

Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $642,163 and a change in net unrealized appreciation (depreciation) of $(180,034) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	52,511,070	50,332,529
Defense and Aerospace Portfolio	343,641,487	457,282,791
Environment and Alternative Energy Portfolio	38,149,788	41,720,181
Industrial Equipment Portfolio	208,784,233	218,310,238
Industrials Portfolio	652,481,323	441,087,629
Transportation Portfolio	85,050,395	122,749,416

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.26%	.56%
Defense and Aerospace Portfolio	.30%	.26%	.56%
Environment and Alternative Energy Portfolio	.30%	.26%	.56%
Industrial Equipment Portfolio	.30%	.26%	.56%
Industrials Portfolio	.30%	.26%	.56%
Transportation Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.24%
Defense and Aerospace Portfolio	.23%
Environment and Alternative Energy Portfolio	.30%
Industrial Equipment Portfolio	.19%
Industrials Portfolio	.23%
Transportation Portfolio	.25%

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 2,268
Defense and Aerospace Portfolio	3,860
Environmental and Alternative Energy Portfolio	1,586
Industrial Equipment Portfolio	7,038
Industrials Portfolio	11,684
Transportation Portfolio	7,542

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$ 179
Defense and Aerospace Portfolio	1,689
Environment and Alternative Energy Portfolio	184
Industrial Equipment Portfolio	826
Industrials Portfolio	1,478
Transportation Portfolio	513

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

Total Security Lending Income
Air Transportation Portfolio	$ 3,992
Defense and Aerospace Portfolio	36,871
Environment and Alternative Energy Portfolio	54,638
Industrial Equipment Portfolio	1,015
Industrials Portfolio	24,657
Transportation Portfolio	22,497
Security Lending Income From Securities Loaned to FCM
Air Transportation Portfolio	$ 1
Environment and Alternative Energy Portfolio	2,503

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Air Transportation Portfolio	$ 19,803	$ -
Defense and Aerospace Portfolio	65,909	-
Environment and Alternative Energy Portfolio	9,742	-
Industrial Equipment Portfolio	22,101	-
Industrials Portfolio	51,861	5
Transportation Portfolio	44,752	-

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursements

Air Transportation Portfolio	$ 5
Defense and Aerospace Portfolio	735
Environment and Alternative Energy Portfolio	343
Industrial Equipment Portfolio	279
Industrials Portfolio	191
Transportation Portfolio	59

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% was the owner of record of approximately 26% and 16% of the total outstanding shares of the Industrial Equipment Portfolio and Industrials Portfolio, respectively. Strategic Advisers U.S. Opportunities Fund was the owner of record of approximately 12% and 22% of the total outstanding shares of the Industrial Equipment Portfolio and Industrials Portfolio, respectively. Mutual funds managed by FMR or its affiliates were the owners of record in the aggregate, of approximately 50% and 53% of the total outstanding shares of Industrial Equipment Portfolio and Industrials Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrial Equipment Portfolio, Industrials Portfolio and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 16, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/15/13	04/12/13	$0.025	$0.392
Defense and Aerospace Portfolio	04/15/13	04/12/13	$0.160	$0.649
Environment & Alternative Energy Portfolio	04/15/13	04/12/13	$0.030	$0.000
Industrial Equipment Portfolio	04/15/13	04/12/13	$0.061	$0.000
Industrials Portfolio	04/15/13	04/12/13	$0.043	$0.699
Transportation Portfolio	04/15/13	04/12/13	$0.071	$0.457

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$2,384,623
Defense and Aerospace Portfolio	$4,332,179
Industrials Portfolio	$15,909,162
Transportation Portfolio	$7,955,535

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2012	December 2012
Air Transportation Portfolio	0%	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2012	December 2012
Air Transportation Portfolio	0%	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELCI-UANNPRO-0413
1.910422.103

Fidelity®

Select Portfolios®

Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Chemicals	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Gold	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Consolidated Investment Changes
	(Click Here)	Consolidated Investments
	(Click Here)	Consolidated Financial Statements
	(Click Here)	Notes to the Consolidated Financial Statements
Materials	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	15.61%	10.91%	16.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Mahmoud Sharaf, Portfolio Manager of Chemicals Portfolio: For the year, the fund returned 15.61%, trailing the 16.75% gain of the MSCI® U.S. IMI Chemicals 25-50 Index, but easily outpacing the broad-based S&P 500®. From an absolute standpoint, the past year was a solid period for the fund, with results driven largely by our concentration in names levered to cheap domestic natural gas versus international crude oil, as well as companies with exposure to a renaissance in U.S. manufacturing. I continued to believe that U.S. chemicals firms were at an advantage over global producers, due to low domestic natural gas prices relative to international oil, and I focused my investments on names best positioned to benefit. Four of the fund's top-five contributors versus the industry benchmark fit this description - Eastman Chemical, LyondellBasell Industries, Westlake Chemical and Axiall. Our biggest success this past year was a sizable holding in Eastman, which engages in global sales and manufacturing of chemicals and plastics. Eastman has been undergoing a structural change from a commodity chemicals company to a vertically integrated specialty chemicals company. I added to our position in Eastman following the firm's July acquisition of rival Solutia. Wall Street was negative on Solutia and, in our opinion, underappreciated the merits of the deal, but we believed acquiring Solutia would help thrust Eastman into the higher-margin, less-cyclical products market. Similarly, LyondellBasell Industries, a Netherlands-based seller of polypropylene and related compounds, and commodity chemicals firms Westlake and Axiall - both of which I added to the fund during the period - each were unappreciated beneficiaries of the disparity between U.S. gas and international oil prices. The fund experienced significant inflows during the year, and the fund was hurt by not being fully invested in an up market. Among major individual detractors were underweightings in high-quality stocks with high valuation multiples, including PPG Industries and Monsanto. PPG is a global supplier of paints, coatings, optical products and other specialty materials - markets with generally defensive characteristics. I was underweighted the stock primarily due to its valuation, but also because for most of the year we had a pessimistic view of the domestic housing market, believing that its impact on the chemicals space would be less intense than it was during the previous economic recovery. Monsanto, a multinational agricultural biotechnology corporation, is a leading producer of seeds and the herbicide glyphosate, which it markets under the Roundup® brand. My negative stance on the pricing dynamics of genetically modified seeds has led me to continually underweight the large benchmark component, and this hurt the fund when the stock performed well during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.82%	$ 1,000.00	$ 1,123.60	$ 4.32
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.73	$ 4.11

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Chemicals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	8.4	8.7
LyondellBasell Industries NV Class A	7.5	6.6
Eastman Chemical Co.	7.4	6.6
The Dow Chemical Co.	6.9	6.5
Praxair, Inc.	6.6	7.9
Ashland, Inc.	4.9	4.0
E.I. du Pont de Nemours & Co.	4.9	7.9
Ecolab, Inc.	4.6	5.0
FMC Corp.	3.7	0.0
Sigma Aldrich Corp.	3.3	3.3
	58.2
Top Industries (% of fund's net assets)
As of February 28, 2013
Chemicals	92.8%
Oil, Gas & Consumable Fuels	1.9%
Metals & Mining	0.4%
Energy Equipment & Services	0.2%
Marine	0.2%
All Others*	4.5%

As of August 31, 2012
Chemicals	90.2%
Energy Equipment & Services	1.6%
Marine	0.7%
Commercial Services & Supplies	0.2%
All Others*	7.3%

* Includes short-term investments and net other assets.

Annual Report

Chemicals Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CHEMICALS - 92.8%
Commodity Chemicals - 18.8%
Arkema SA	298,200	$ 30,296,494
Axiall Corp. (d)	381,175	21,566,882
Cabot Corp.	803,803	29,563,874
LyondellBasell Industries NV Class A (d)	1,459,122	85,533,732
Mexichem SAB de CV	1,788,500	8,965,934
PetroLogistics LP	340,712	5,321,921
Westlake Chemical Corp. (d)	370,885	31,977,705
		213,226,542
Diversified Chemicals - 26.2%
E.I. du Pont de Nemours & Co.	1,165,700	55,837,030
Eastman Chemical Co.	1,205,751	84,077,017
FMC Corp.	687,600	41,434,776
Lanxess AG	132,900	11,264,113
PPG Industries, Inc.	196,104	26,407,365
The Dow Chemical Co.	2,458,538	77,984,825
		297,005,126
Fertilizers & Agricultural Chemicals - 10.9%
CF Industries Holdings, Inc.	110,053	22,101,944
Monsanto Co.	937,753	94,741,185
The Mosaic Co.	124,542	7,290,689
		124,133,818
Industrial Gases - 6.6%
Praxair, Inc.	657,407	74,319,861
Specialty Chemicals - 30.3%
Albemarle Corp.	516,902	33,639,982
American Pacific Corp. (a)	22,400	414,400
Ashland, Inc.	718,950	56,056,532
Cytec Industries, Inc.	279,943	20,265,074
Ecolab, Inc.	684,999	52,436,673
Innophos Holdings, Inc.	269,312	13,150,505
Innospec, Inc.	642,823	25,873,626
NewMarket Corp.	10,000	2,516,700
Rockwood Holdings, Inc.	490,927	30,732,030
Royal DSM NV	286,300	16,760,249
Sherwin-Williams Co.	111,700	18,049,603
Sigma Aldrich Corp.	487,400	37,559,044
W.R. Grace & Co. (a)	456,684	32,689,441
Zoltek Companies, Inc. (a)(d)	423,687	3,961,473
		344,105,332
TOTAL CHEMICALS		1,052,790,679
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Environmental & Facility Services - 0.1%
Swisher Hygiene, Inc. (a)	549,240	774,429
Swisher Hygiene, Inc. (Canada) (a)(d)	559,700	789,176
		1,563,605

	Shares	Value
ENERGY EQUIPMENT & SERVICES - 0.2%
Oil & Gas Drilling - 0.2%
Ocean Rig UDW, Inc. (United States) (a)	188,823	$ 2,751,151
Seadrill Ltd.	600	22,002
		2,773,153
FOOD PRODUCTS - 0.1%
Packaged Foods & Meats - 0.1%
Sanderson Farms, Inc.	15,000	760,950
MARINE - 0.0%
Marine - 0.0%
DryShips, Inc. (a)	20	39
METALS & MINING - 0.4%
Diversified Metals & Mining - 0.4%
Kenmare Resources PLC (a)	8,276,695	4,394,656
OIL, GAS & CONSUMABLE FUELS - 1.9%
Oil & Gas Refining & Marketing - 1.0%
Marathon Petroleum Corp.	71,300	5,909,344
Phillips 66	90,600	5,704,176
		11,613,520
Oil & Gas Storage & Transport - 0.9%
Access Midstream Partners LP	128,300	4,777,892
Tesoro Logistics LP	110,600	5,518,940
		10,296,832
TOTAL OIL, GAS & CONSUMABLE FUELS		21,910,352
TOTAL COMMON STOCKS (Cost $857,472,619)		1,084,193,434
Convertible Bonds - 0.2%
Principal Amount
MARINE - 0.2%
Marine - 0.2%
DryShips, Inc. 5% 12/1/14 (Cost $2,507,608)	$ 2,790,000	2,378,475
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	53,207,264	$ 53,207,264
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	12,014,695	12,014,695
TOTAL MONEY MARKET FUNDS (Cost $65,221,959)		65,221,959
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $925,202,186)		1,151,793,868
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(17,016,373)
NET ASSETS - 100%		$ 1,134,777,495
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 94,386
Fidelity Securities Lending Cash Central Fund	305,709
Total	$ 400,095
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,084,193,434	$ 1,084,193,434	$ -	$ -
Convertible Bonds	2,378,475	-	2,378,475	-
Money Market Funds	65,221,959	65,221,959	-	-
Total Investments in Securities:	$ 1,151,793,868	$ 1,149,415,393	$ 2,378,475	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.7%
Netherlands	9.0%
France	2.7%
Germany	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $11,737,071) - See accompanying schedule: Unaffiliated issuers (cost $859,980,227)	$ 1,086,571,909
Fidelity Central Funds (cost $65,221,959)	65,221,959
Total Investments (cost $925,202,186)		$ 1,151,793,868
Receivable for investments sold		18,349,536
Receivable for fund shares sold		3,126,382
Dividends receivable		1,682,995
Interest receivable		34,875
Distributions receivable from Fidelity Central Funds		24,189
Prepaid expenses		1,711
Receivable from investment adviser for expense reductions		1,179
Other receivables		54,636
Total assets		1,175,069,371

Liabilities
Payable for investments purchased	$ 24,228,826
Payable for fund shares redeemed	3,256,188
Accrued management fee	529,405
Other affiliated payables	211,548
Other payables and accrued expenses	51,214
Collateral on securities loaned, at value	12,014,695
Total liabilities		40,291,876

Net Assets		$ 1,134,777,495
Net Assets consist of:
Paid in capital		$ 906,774,635
Undistributed net investment income		3,006,684
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,578,780)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		226,574,956
Net Assets, for 9,227,448 shares outstanding		$ 1,134,777,495
Net Asset Value, offering price and redemption price per share ($1,134,777,495 ÷ 9,227,448 shares)		$ 122.98

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 18,675,842
Special dividends		2,351,504
Interest		279,137
Income from Fidelity Central Funds		400,095
Total income		21,706,578

Expenses
Management fee	$ 4,986,632
Transfer agent fees	1,924,498
Accounting and security lending fees	306,145
Custodian fees and expenses	16,025
Independent trustees' compensation	5,765
Registration fees	98,060
Audit	43,387
Legal	3,143
Miscellaneous	8,239
Total expenses before reductions	7,391,894
Expense reductions	(131,983)	7,259,911
Net investment income (loss)		14,446,667
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,115,194
Foreign currency transactions	27,946
Total net realized gain (loss)		32,143,140
Change in net unrealized appreciation (depreciation) on: Investment securities	74,664,380
Assets and liabilities in foreign currencies	(27,253)
Total change in net unrealized appreciation (depreciation)		74,637,127
Net gain (loss)		106,780,267
Net increase (decrease) in net assets resulting from operations		$ 121,226,934

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,446,667	$ 5,722,596
Net realized gain (loss)	32,143,140	15,241,817
Change in net unrealized appreciation (depreciation)	74,637,127	35,952,257
Net increase (decrease) in net assets resulting from operations	121,226,934	56,916,670
Distributions to shareholders from net investment income	(11,402,559)	(4,429,446)
Distributions to shareholders from net realized gain	(21,839,025)	-
Total distributions	(33,241,584)	(4,429,446)
Share transactions Proceeds from sales of shares	548,680,903	571,810,704
Reinvestment of distributions	32,252,680	4,296,838
Cost of shares redeemed	(395,723,811)	(459,470,250)
Net increase (decrease) in net assets resulting from share transactions	185,209,772	116,637,292
Redemption fees	43,229	82,316
Total increase (decrease) in net assets	273,238,351	169,206,832

Net Assets
Beginning of period	861,539,144	692,332,312
End of period (including undistributed net investment income of $3,006,684 and undistributed net investment income of $623,552, respectively)	$ 1,134,777,495	$ 861,539,144
Other Information Shares
Sold	4,641,695	5,550,618
Issued in reinvestment of distributions	277,790	45,627
Redeemed	(3,487,085)	(4,666,200)
Net increase (decrease)	1,432,400	930,045

Financial Highlights

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 110.52	$ 100.85	$ 75.43	$ 42.74	$ 81.31
Income from Investment Operations
Net investment income (loss) B	1.84 E	.76	.69	1.00 F	.73
Net realized and unrealized gain (loss)	15.10	9.52	27.20	32.77	(38.63)
Total from investment operations	16.94	10.28	27.89	33.77	(37.90)
Distributions from net investment income	(1.55)	(.62)	(.57)	(1.08)	(.68)
Distributions from net realized gain	(2.95)	-	(1.91)	-	(.02)
Total distributions	(4.49) J	(.62)	(2.47) K	(1.08)	(.70)
Redemption fees added to paid in capital B	.01	.01	- I	- I	.03
Net asset value, end of period	$ 122.98	$ 110.52	$ 100.85	$ 75.43	$ 42.74
Total Return A	15.61%	10.31%	37.74%	79.15%	(46.68)%
Ratios to Average Net Assets C, G
Expenses before reductions	.83%	.85%	.90%	.96%	.91%
Expenses net of fee waivers, if any	.83%	.85%	.90%	.96%	.91%
Expenses net of all reductions	.81%	.84%	.89%	.95%	.90%
Net investment income (loss)	1.62% E	.77%	.84%	1.53% F	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,134,777	$ 861,539	$ 692,332	$ 417,761	$ 243,144
Portfolio turnover rate D	60%	119%	108%	228%	201%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.30 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.35%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $4.49 per share is comprised of distributions from net investment income of $1.547 and distributions from net realized gain of $2.947 per share. K Total distributions of $2.47 per share is comprised of distributions from net investment income of $.565 and distributions from net realized gain of $1.905 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 233,666,585
Gross unrealized depreciation	(17,542,226)
Net unrealized appreciation (depreciation) on securities and other investments	$ 216,124,359

Tax Cost	$ 935,669,509

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,630,515
Undistributed long-term capital gain	$ 13,770,272
Net unrealized appreciation (depreciation)	$ 216,107,633

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 17,990,233	$ 4,429,446
Long-term Capital Gains	15,251,351	-
Total	$ 33,241,584	$ 4,429,446

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $664,553,332 and $514,556,678, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,361 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,234 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $305,709. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $130,735 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $69.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,179.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	-33.16%	-4.93%	9.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from S. Joseph Wickwire, II, Portfolio Manager of Gold Portfolio: For the year, the fund's Retail Class shares returned -33.16%, lagging its industry benchmark, the S&P® Global BMI Gold Capped Index, which returned -32.73%, and the S&P 500®. Gold and gold stocks were hard hit during the period, due in part to fluctuating concern about the robustness of the U.S. economy and the U.S. dollar in a world where Europe and China were struggling economically. The fund was hurt by our overweighting, on average, in Premier Gold Mines, Avion Gold and Rainy River Resources, as these companies struggled in a difficult environment. Little-to-no ownership of China's Zijin Mining Group, Turkey's Koza Altin Isletmeleri and Canada's Nevsun Resources hurt, as these benchmark components outperformed. All three were not held at period end. Currency fluctuations also hindered performance, given the fund's investments in foreign stocks. A good balance between stock picking in gold stocks, an out-of-benchmark stake in gold bullion and a small allocation to silver bullion - no longer held - aided relative performance. Underweighting some poor-performing stocks helped, including Compania de Minas Buenaventura and Gabriel Resources, as did not owning index component Jaguar Mining. Stakes in Agnico-Eagle Mines and Randgold Resources proved beneficial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.17%
Actual		$ 1,000.00	$ 799.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,018.99	$ 5.86
Class T	1.44%
Actual		$ 1,000.00	$ 798.70	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.92%
Actual		$ 1,000.00	$ 796.50	$ 8.55
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.91%
Actual		$ 1,000.00	$ 796.70	$ 8.51
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Gold	.92%
Actual		$ 1,000.00	$ 800.60	$ 4.11
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Institutional Class	.82%
Actual		$ 1,000.00	$ 801.10	$ 3.66
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Consolidated Investment Changes (Unaudited)

Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Barrick Gold Corp.	12.6	11.1
Goldcorp, Inc.	12.1	13.0
Newcrest Mining Ltd.	7.7	6.9
Yamana Gold, Inc.	5.3	4.5
Randgold Resources Ltd. sponsored ADR	4.5	4.0
Gold Bullion	4.4	3.7
Kinross Gold Corp.	4.3	3.6
AngloGold Ashanti Ltd. sponsored ADR	4.2	4.3
Newmont Mining Corp.	4.0	8.1
Eldorado Gold Corp.	3.6	3.6
	62.7
Top Industries (% of fund's net assets)
As of February 28, 2013
Gold	94.3%
Commodities & Related Investments**	4.4%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.2%
Coal & Consumable Fuels	0.2%
Steel	0.1%
All Others*	0.1%

As of August 31, 2012
Gold	94.7%
Commodities & Related Investments**	3.8%
Precious Metals & Minerals	0.7%
Diversified Metals & Mining	0.3%
Coal & Consumable Fuels	0.2%
All Others*	0.3%

* Includes short-term investments and net other assets.
** Includes gold bullion and/or silver bullion.
Geographic Diversification (% of fund's net assets)
As of February 28, 2013
Canada	62.2%
Australia	11.4%
United States of America	11.1%
South Africa	8.5%
Bailiwick of Jersey	5.7%
Bermuda	0.5%
Cayman Islands	0.3%
United Kingdom	0.3%
Peru	0.0%
Other	0.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of August 31, 2012
Canada	58.4%
United States of America	15.6%
Australia	9.9%
South Africa	8.8%
Bailiwick of Jersey	4.9%
Peru	1.2%
United Kingdom	0.6%
China	0.5%
Bermuda	0.1%
Other	0.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 11.4%
METALS & MINING - 11.4%
Gold - 11.4%
ABM Resources NL (a)	2,300,000	$ 91,624
Alkane Resources Ltd.	195,000	122,497
Ampella Mining Ltd. (a)(d)	2,785,000	853,421
Beadell Resources Ltd. (a)	9,968,618	8,247,780
Evolution Mining Ltd. (a)	2,566,395	3,565,164
Gold One International Ltd. (a)	90,277	25,820
Gryphon Minerals Ltd. (a)	5,590,010	1,969,921
Intrepid Mines Ltd.:
(Australia) (a)	9,209,798	2,022,580
(Canada) (a)	320,000	68,267
Kingsgate Consolidated NL (d)	1,843,274	6,740,468
Medusa Mining Ltd.	2,576,085	11,262,144
Newcrest Mining Ltd.	8,706,620	201,523,923
Papillon Resources Ltd. (a)(d)	1,964,068	2,567,932
Perseus Mining Ltd.:
(Australia) (a)	6,340,134	10,426,569
(Canada) (a)	1,300,000	2,029,576
Ramelius Resources Ltd. (a)(d)	980,000	320,327
Red 5 Ltd. (a)	1,326,000	1,232,543
Regis Resources Ltd. (a)	3,944,294	17,928,601
Resolute Mining Ltd.	2,988,261	4,151,209
Saracen Mineral Holdings Ltd. (a)	2,992,488	1,085,120
Silver Lake Resources Ltd. (a)	4,547,781	10,173,275
St Barbara Ltd. (a)	6,018,377	8,114,662
Tanami Gold NL (a)(d)	130,000	29,877
Tanami Gold NL rights 3/12/13 (a)(d)	162,500	2,324
Troy Resources NL	195,000	587,589
Troy Resources NL (f)	734,826	2,258,811
		297,402,024
Bailiwick of Jersey - 5.7%
METALS & MINING - 5.7%
Gold - 5.7%
Centamin PLC (a)	9,471,900	7,716,339
Lydian International Ltd. (a)	1,525,300	2,336,944
Polyus Gold International Ltd.	422,400	1,406,560
Polyus Gold International Ltd. sponsored GDR	5,884,931	19,067,176
Randgold Resources Ltd. sponsored ADR	1,424,595	118,056,188
		148,583,207
Precious Metals & Minerals - 0.0%
Polymetal International PLC	20,000	303,107
TOTAL METALS & MINING		148,886,314
Bermuda - 0.5%
METALS & MINING - 0.5%
Gold - 0.4%
Continental Gold Ltd. (a)	1,505,100	9,194,793

	Shares	Value
Steel - 0.1%
African Minerals Ltd. (a)(d)	585,800	$ 2,521,652
TOTAL METALS & MINING		11,716,445
Canada - 62.2%
METALS & MINING - 62.2%
Diversified Metals & Mining - 0.2%
East Asia Minerals Corp. (a)	5,000	1,285
Eastmain Resources, Inc. (a)	10,000	6,885
Kimber Resources, Inc. (a)(e)	16,100	3,981
Kimber Resources, Inc. (a)(e)(f)	5,577,500	1,379,164
NovaCopper, Inc. (a)(d)	488,333	928,129
Sabina Gold & Silver Corp. (a)	600,000	1,058,909
Turquoise Hill Resources Ltd. (a)	285,000	1,821,236
		5,199,589
Gold - 61.4%
Agnico-Eagle Mines Ltd. (Canada) (d)	1,940,600	77,830,997
Alacer Gold Corp. (a)	3,409,063	11,702,384
Alamos Gold, Inc.	1,829,700	25,637,978
Americas Bullion Royalty Corp. (a)	5,000	1,479
Argonaut Gold, Inc. (a)	2,110,962	16,580,647
ATAC Resources Ltd. (a)	67,200	71,680
AuRico Gold, Inc. (a)	20,000	125,091
B2Gold Corp. (a)	11,848,648	35,847,546
Banro Corp. (a)	3,836,482	8,519,315
Barrick Gold Corp. (d)	10,840,619	328,713,845
Belo Sun Mining Corp. (a)(d)	5,680,400	5,838,763
Canaco Resources, Inc. (a)(f)	121,100	55,779
Centerra Gold, Inc.	2,047,200	13,300,596
Claude Resources, Inc. (a)	320,000	127,224
Colossus Minerals, Inc. (a)	3,087,200	8,621,708
Detour Gold Corp. (a)	1,476,000	28,825,833
Detour Gold Corp. (a)(f)	785,900	15,348,389
Eldorado Gold Corp.	9,545,208	94,225,666
Exeter Resource Corp. (a)	272,300	319,499
Franco-Nevada Corp. (d)	1,612,500	77,994,182
Gabriel Resources Ltd. (a)	950,600	2,276,831
Gold Canyon Resources, Inc. (a)	800,000	360,727
Goldcorp, Inc.	9,664,100	315,436,224
Golden Queen Mining Co. Ltd. (a)	15,000	25,309
GoldQuest Mining Corp. (a)	2,318,500	966,744
Gran Colombia Gold Corp. (a)(d)	1,765,000	385,091
Guyana Goldfields, Inc. (a)(d)	2,243,700	6,984,026
Guyana Goldfields, Inc. (a)(f)	155,000	482,473
IAMGOLD Corp.	4,024,500	27,122,691
International Minerals Corp. (Switzerland)	15,000	61,133
International Tower Hill Mines Ltd. (a)	546,700	906,528
Kinross Gold Corp.	14,516,091	110,498,244
Kinross Gold Corp. warrants 9/17/14 (a)	1,192,793	231,330
Kirkland Lake Gold, Inc. (a)	791,000	4,694,225
Lake Shore Gold Corp. (a)(d)	4,056,600	2,281,530
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Marengo Mining Canada Ltd. (a)	560,000	$ 77,222
Midas Gold Corp. (a)	80,000	107,830
New Gold, Inc. (a)	7,686,355	68,571,603
NGEx Resources, Inc. (a)	50,000	145,455
Novagold Resources, Inc. (a)(d)	2,930,000	11,620,558
OceanaGold Corp. (a)	3,262,300	7,655,531
Orezone Gold Corp. (a)	372,100	440,206
Orvana Minerals Corp. (a)	10,000	9,988
Osisko Mining Corp. (a)	3,972,631	22,997,922
Osisko Mining Corp. (a)(f)	3,000,000	17,367,273
Pilot Gold, Inc. (a)(d)	668,150	1,192,142
Premier Gold Mines Ltd. (a)	4,996,322	13,711,119
Pretium Resources, Inc. (a)	430,938	3,322,140
Pretium Resources, Inc. (a)(f)	225,000	1,734,545
Pretium Resources, Inc. (a)(g)	225,000	1,734,545
Primero Mining Corp. (a)	911,200	5,009,943
Probe Mines Ltd. (a)	85,000	140,121
Rainy River Resources Ltd. (a)	3,056,400	8,328,227
Richmont Mines, Inc. (a)	220,300	578,922
Romarco Minerals, Inc. (a)	12,632,600	10,044,831
Romarco Minerals, Inc. (a)(f)	5,900,000	4,691,394
Rubicon Minerals Corp. (a)	4,568,502	9,967,641
San Gold Corp. (a)	2,006,900	554,634
Sandstorm Gold Ltd. (a)	30,000	280,727
Seabridge Gold, Inc. (a)(d)	601,905	7,493,716
SEMAFO, Inc. (d)	4,406,900	12,136,336
St. Andrew Goldfields Ltd. (a)	440,000	192,000
Sulliden Gold Corp. Ltd. (a)(d)	3,070,400	2,560,527
Teranga Gold Corp. (a)	35,000	47,515
Teranga Gold Corp. CDI unit (a)	3,430,974	4,906,396
Torex Gold Resources, Inc. (a)	11,936,400	21,065,937
Volta Resources, Inc. (a)	55,000	16,000
Yamana Gold, Inc.	9,275,100	136,529,472
		1,597,634,125
Precious Metals & Minerals - 0.6%
Chesapeake Gold Corp. (a)	6,000	45,207
Dalradian Resources, Inc. (a)	51,000	48,960
Gold Standard Ventures Corp. (a)	415,400	410,868
Kaminak Gold Corp. Class A (a)	20,000	21,333
MAG Silver Corp. (a)	35,400	336,751
Pan American Silver Corp.	88,387	1,457,501
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	65,048
Silver Wheaton Corp.	39,000	1,236,655

	Shares	Value
Tahoe Resources, Inc. (a)	736,300	$ 11,131,071
Wildcat Silver Corp. (a)	75,200	50,316
		14,803,710
TOTAL METALS & MINING		1,617,637,424
Cayman Islands - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Endeavour Mining Corp. (a)	5,288,400	8,410,159
Netherlands - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Nord Gold NV GDR (Reg. S) (a)	15,000	63,000
Peru - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	5,000	128,100
South Africa - 8.5%
METALS & MINING - 8.5%
Gold - 8.5%
AngloGold Ashanti Ltd. sponsored ADR	4,487,152	108,768,564
Gold Fields Ltd.	55,000	450,798
Gold Fields Ltd. sponsored ADR	8,462,226	70,151,854
Harmony Gold Mining Co. Ltd.	1,484,000	9,301,172
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	3,347,300	20,686,314
Sibanye Gold Ltd. ADR (a)	2,141,806	12,122,622
		221,481,324
United Kingdom - 0.3%
METALS & MINING - 0.3%
Gold - 0.3%
Patagonia Gold PLC (a)	260,000	57,193
Petropavlovsk PLC	1,649,228	7,550,919
		7,608,112
United States of America - 6.6%
METALS & MINING - 6.4%
Gold - 6.3%
Allied Nevada Gold Corp. (a)	1,326,900	24,282,270
Allied Nevada Gold Corp. (Canada) (a)	45,000	819,055
Gold Resource Corp. (d)	40,000	524,000
Newmont Mining Corp.	2,576,450	103,805,171
Royal Gold, Inc.	526,113	34,481,446
		163,911,942
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - 0.1%
McEwen Mining, Inc. (a)	943,810	$ 2,293,458
TOTAL METALS & MINING		166,205,400
OIL, GAS & CONSUMABLE FUELS - 0.2%
Coal & Consumable Fuels - 0.2%
Alpha Natural Resources, Inc. (a)	320,000	2,553,600
Peabody Energy Corp.	122,700	2,645,412
		5,199,012
TOTAL UNITED STATES OF AMERICA		171,404,412
TOTAL COMMON STOCKS (Cost $2,751,166,563)		2,484,737,314
Commodities - 4.4%
	Troy Ounces
Gold Bullion (a) (Cost $103,044,250)	73,500	116,157,930
Money Market Funds - 16.4%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	8,528,230	8,528,230
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	417,856,605	417,856,605
TOTAL MONEY MARKET FUNDS (Cost $426,384,835)		426,384,835
TOTAL INVESTMENT PORTFOLIO - 116.3% (Cost $3,280,595,648)		3,027,280,079
NET OTHER ASSETS (LIABILITIES) - (16.3)%		(424,674,380)
NET ASSETS - 100%		$ 2,602,605,699
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,317,828 or 1.7% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,734,545 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pretium Resources, Inc.	3/31/11	$ 2,172,293
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,702
Fidelity Securities Lending Cash Central Fund	777,921
Total	$ 791,623
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 43,125,922	$ 121,246,969	$ 43,684,769	$ -	$ 116,121,090
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kimber Resources, Inc.	$ 16,919	$ -	$ -	$ -	$ 3,981
Kimber Resources, Inc. (144A)	6,128,712	-	140,075	-	1,379,164
Total	$ 6,145,631	$ -	$ 140,075	$ -	$ 1,383,145
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,484,737,314	$ 2,474,920,296	$ 9,817,018	$ -
Commodities	116,157,930	116,157,930	-	-
Money Market Funds	426,384,835	426,384,835	-	-
Total Investments in Securities:	$ 3,027,280,079	$ 3,017,463,061	$ 9,817,018	$ -

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $392,112,195) - See accompanying schedule: Unaffiliated issuers (cost $2,746,227,320)	$ 2,483,354,169
Fidelity Central Funds (cost $426,384,835)	426,384,835
Commodities (cost $103,044,250)	116,157,930
Other affiliated issuers (cost $4,939,243)	1,383,145
Total Investments (cost $3,280,595,648)		$ 3,027,280,079
Cash		715
Foreign currency held at value (cost $82,684)		82,684
Receivable for investments sold Regular delivery		5,257,999
Delayed delivery		192,461
Receivable for fund shares sold		3,459,026
Dividends receivable		2,194,055
Distributions receivable from Fidelity Central Funds		70,162
Prepaid expenses		4,607
Receivable from investment adviser for expense reductions		11,638
Other receivables		88,669
Total assets		3,038,642,095

Liabilities
Payable for investments purchased	$ 11,615,091
Payable for fund shares redeemed	4,157,824
Accrued management fee	1,301,169
Distribution and service plan fees payable	76,605
Other affiliated payables	880,568
Other payables and accrued expenses	148,534
Collateral on securities loaned, at value	417,856,605
Total liabilities		436,036,396

Net Assets		$ 2,602,605,699
Net Assets consist of:
Paid in capital		$ 3,303,577,289
Accumulated net investment loss		(129,693,237)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(317,951,928)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(253,326,425)
Net Assets		$ 2,602,605,699

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2013
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($101,201,915 ÷ 3,345,442 shares)	$ 30.25

Maximum offering price per share (100/94.25 of $30.25)	$ 32.10
Class T: Net Asset Value and redemption price per share ($24,913,398 ÷ 831,967 shares)	$ 29.95

Maximum offering price per share (100/96.50 of $29.95)	$ 31.04
Class B: Net Asset Value and offering price per share ($9,422,967 ÷ 321,900 shares)A	$ 29.27

Class C: Net Asset Value and offering price per share ($37,786,641 ÷ 1,296,192 shares)A	$ 29.15

Gold: Net Asset Value, offering price and redemption price per share ($2,301,019,217 ÷ 74,913,348 shares)	$ 30.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($128,261,561 ÷ 4,179,436 shares)	$ 30.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 45,886,618
Interest		111
Income from Fidelity Central Funds		791,623
Total income		46,678,352

Expenses
Management fee	$ 19,638,737
Transfer agent fees	10,364,827
Distribution and service plan fees	1,124,567
Accounting and security lending fees	1,461,846
Custodian fees and expenses	395,094
Independent trustees' compensation	23,350
Registration fees	243,295
Audit	48,549
Legal	13,865
Interest	6,213
Miscellaneous	39,252
Total expenses before reductions	33,359,595
Expense reductions	(515,705)	32,843,890
Net investment income (loss)		13,834,462
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(148,732,522)
Other affiliated issuers	(218,170)
Commodities	(522,357)
Foreign currency transactions	56,194
Total net realized gain (loss)		(149,416,855)
Change in net unrealized appreciation (depreciation) on: Investments	(1,259,403,752)
Assets and liabilities in foreign currencies	(20,196)
Commodities	(3,691,935)
Total change in net unrealized appreciation (depreciation)		(1,263,115,883)
Net gain (loss)		(1,412,532,738)
Net increase (decrease) in net assets resulting from operations		$ (1,398,698,276)

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,834,462	$ (2,911,115)
Net realized gain (loss)	(149,416,855)	69,474,908
Change in net unrealized appreciation (depreciation)	(1,263,115,883)	(363,910,363)
Net increase (decrease) in net assets resulting from operations	(1,398,698,276)	(297,346,570)
Distributions to shareholders from net realized gain	-	(238,750,097)
Share transactions - net increase (decrease)	(374,414,799)	229,358,064
Redemption fees	209,222	461,104
Total increase (decrease) in net assets	(1,772,903,853)	(306,277,499)

Net Assets
Beginning of period	4,375,509,552	4,681,787,051
End of period (including accumulated net investment loss of $129,693,237 and accumulated net investment loss of $30,304,890, respectively)	$ 2,602,605,699	$ 4,375,509,552

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.37	$ 50.92	$ 40.50	$ 30.45	$ 46.19
Income from Investment Operations
Net investment income (loss) C	.07	(.13)	(.30)	(.25)	(.15)
Net realized and unrealized gain (loss)	(15.19)	(2.83)	15.28	11.00	(15.44)
Total from investment operations	(15.12)	(2.96)	14.98	10.75	(15.59)
Distributions from net realized gain	-	(2.59)	(4.57)	(.71)	(.17)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.02
Net asset value, end of period	$ 30.25	$ 45.37	$ 50.92	$ 40.50	$ 30.45
Total Return A, B	(33.33)%	(6.24)%	36.99%	35.19%	(33.81)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.18%	1.14%	1.16%	1.21%	1.21%
Expenses net of fee waivers, if any	1.17%	1.14%	1.15%	1.19%	1.19%
Expenses net of all reductions	1.17%	1.14%	1.14%	1.17%	1.15%
Net investment income (loss)	.18%	(.28)%	(.63)%	(.63)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,202	$ 152,969	$ 149,178	$ 82,413	$ 39,144
Portfolio turnover rate E	18%	22%	35%	46%	42%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class T

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.04	$ 50.68	$ 40.34	$ 30.36	$ 46.17
Income from Investment Operations
Net investment income (loss) C	(.03)	(.27)	(.43)	(.36)	(.24)
Net realized and unrealized gain (loss)	(15.06)	(2.80)	15.21	10.96	(15.42)
Total from investment operations	(15.09)	(3.07)	14.78	10.60	(15.66)
Distributions from net realized gain	-	(2.57)	(4.45)	(.63)	(.17)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.02
Net asset value, end of period	$ 29.95	$ 45.04	$ 50.68	$ 40.34	$ 30.36
Total Return A, B	(33.50)%	(6.49)%	36.62%	34.79%	(33.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.45%	1.43%	1.44%	1.51%	1.47%
Expenses net of fee waivers, if any	1.44%	1.42%	1.42%	1.49%	1.45%
Expenses net of all reductions	1.44%	1.42%	1.42%	1.47%	1.41%
Net investment income (loss)	(.09)%	(.57)%	(.90)%	(.93)%	(.71)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,913	$ 40,664	$ 45,846	$ 26,256	$ 15,284
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 44.24	$ 50.02	$ 39.87	$ 30.08	$ 45.97
Income from Investment Operations
Net investment income (loss) C	(.21)	(.49)	(.66)	(.55)	(.40)
Net realized and unrealized gain (loss)	(14.76)	(2.76)	15.02	10.84	(15.34)
Total from investment operations	(14.97)	(3.25)	14.36	10.29	(15.74)
Distributions from net realized gain	-	(2.53)	(4.21)	(.51)	(.17)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.02
Net asset value, end of period	$ 29.27	$ 44.24	$ 50.02	$ 39.87	$ 30.08
Total Return A, B	(33.84)%	(6.95)%	35.97%	34.12%	(34.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.90%	1.93%	2.00%	1.97%
Expenses net of fee waivers, if any	1.92%	1.90%	1.92%	1.98%	1.95%
Expenses net of all reductions	1.91%	1.90%	1.91%	1.96%	1.89%
Net investment income (loss)	(.57)%	(1.04)%	(1.39)%	(1.42)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,423	$ 20,894	$ 26,837	$ 18,340	$ 8,421
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

Consolidated Financial Highlights - Class C

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 44.05	$ 49.81	$ 39.75	$ 30.00	$ 45.85
Income from Investment Operations
Net investment income (loss) C	(.20)	(.47)	(.64)	(.53)	(.39)
Net realized and unrealized gain (loss)	(14.70)	(2.76)	14.98	10.80	(15.30)
Total from investment operations	(14.90)	(3.23)	14.34	10.27	(15.69)
Distributions from net realized gain	-	(2.53)	(4.28)	(.53)	(.17)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 29.15	$ 44.05	$ 49.81	$ 39.75	$ 30.00
Total Return A, B	(33.83)%	(6.93)%	36.01%	34.15%	(34.30)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.87%	1.89%	1.97%	1.97%
Expenses net of fee waivers, if any	1.92%	1.87%	1.88%	1.95%	1.95%
Expenses net of all reductions	1.91%	1.87%	1.87%	1.93%	1.89%
Net investment income (loss)	(.57)%	(1.01)%	(1.35)%	(1.39)%	(1.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,787	$ 67,996	$ 72,431	$ 38,624	$ 17,544
Portfolio turnover rate E	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.96	$ 51.44	$ 40.85	$ 30.67	$ 46.37
Income from Investment Operations
Net investment income (loss) B	.16	(.02)	(.18)	(.16)	(.04)
Net realized and unrealized gain (loss)	(15.40)	(2.85)	15.43	11.10	(15.51)
Total from investment operations	(15.24)	(2.87)	15.25	10.94	(15.55)
Distributions from net realized gain	-	(2.61)	(4.67)	(.77)	(.17)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.02
Net asset value, end of period	$ 30.72	$ 45.96	$ 51.44	$ 40.85	$ 30.67
Total Return A	(33.16)%	(6.00)%	37.35%	35.52%	(33.59)%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	.89%	.91%	.98%	.89%
Expenses net of fee waivers, if any	.92%	.89%	.90%	.96%	.87%
Expenses net of all reductions	.92%	.89%	.89%	.94%	.86%
Net investment income (loss)	.43%	(.03)%	(.37)%	(.40)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,301,019	$ 3,924,439	$ 4,250,249	$ 2,839,664	$ 1,881,600
Portfolio turnover rate D	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 45.87	$ 51.32	$ 40.77	$ 30.65	$ 46.34
Income from Investment Operations
Net investment income (loss) B	.20	.02	(.15)	(.15)	(.05)
Net realized and unrealized gain (loss)	(15.38)	(2.85)	15.41	11.08	(15.49)
Total from investment operations	(15.18)	(2.83)	15.26	10.93	(15.54)
Distributions from net realized gain	-	(2.62)	(4.72)	(.82)	(.17)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.02
Net asset value, end of period	$ 30.69	$ 45.87	$ 51.32	$ 40.77	$ 30.65
Total Return A	(33.09)%	(5.94)%	37.45%	35.50%	(33.59)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.82%	.85%	.95%	.91%
Expenses net of fee waivers, if any	.83%	.81%	.84%	.93%	.89%
Expenses net of all reductions	.82%	.81%	.83%	.91%	.86%
Net investment income (loss)	.52%	.04%	(.31)%	(.37)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,262	$ 168,548	$ 137,246	$ 38,037	$ 6,070
Portfolio turnover rate D	18%	22%	35%	46%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the consolidated financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2013

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2013, the Fund held $116,121,090 in the Subsidiary, representing 4.5% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

4. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 353,036,986
Gross unrealized depreciation	(764,931,082)
Net unrealized appreciation (depreciation) on securities and other investments	$ (411,894,096)

Tax Cost	$ 3,439,137,336

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (170,232,605)
Net unrealized appreciation (depreciation)	$ (411,904,952)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Short-term	$ (67,261,086)
Long-term	(102,971,519)
Total capital loss carryforward	$ (170,232,605)

The Fund intends to elect to defer to its fiscal year ending February 28, 2014 approximately $129,692,316 of ordinary losses recognized during the period November 1, 2012 to February 28, 2013.

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ -	$ 158,364,329
Long-term Capital Gains	-	80,385,768
Total	$ -	$ 238,750,097

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $625,093,559 and $972,324,125, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its net assets. Under the management contract, FMR pays all other expenses of the Subsidiary, except custodian fees.

During the period, FMR waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 315,882	$ 5,739
Class T	.25%	.25%	157,988	814
Class B	.75%	.25%	141,475	106,141
Class C	.75%	.25%	509,222	77,647
			$ 1,124,567	$ 190,341

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 54,740
Class T	12,343
Class B*	43,859
Class C*	7,084
$ 118,026

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 380,022.30
Class T	101,679.32
Class B	42,879.30
Class C	151,514.30
Gold	9,385,666.30
Institutional Class	303,067.21
	$ 10,364,827

Annual Report

Notes to Consolidated Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,289 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,919,951.41%		$ 5,520

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,688 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $777,921, including $19,129 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $6,452,333. The weighted average interest rate was .64%. The interest expense amounted to $693 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR has contractually agreed to waive the Fund's management fee in an amount equal to the management fee of the Subsidiary. During the period, this waiver reduced the Fund's management fee by $330,253. Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $173,463 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $351.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $11,638.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net realized gain
Class A	$ -	$ 7,834,928
Class T	-	2,382,367
Class B	-	1,303,107
Class C	-	3,798,844
Gold	-	215,607,839
Institutional Class	-	7,823,012
Total	$ -	$ 238,750,097

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Class A
Shares sold	1,412,697	1,589,102	$ 53,420,103	$ 76,690,664
Reinvestment of distributions	-	145,713	-	7,265,756
Shares redeemed	(1,438,620)	(1,293,053)	(53,775,838)	(61,867,749)
Net increase (decrease)	(25,923)	441,762	$ (355,735)	$ 22,088,671
Class T
Shares sold	284,748	326,122	$ 10,411,769	$ 15,663,258
Reinvestment of distributions	-	46,446	-	2,308,310
Shares redeemed	(355,685)	(374,234)	(13,010,570)	(17,626,829)
Net increase (decrease)	(70,937)	(1,666)	$ (2,598,801)	$ 344,739
Class B
Shares sold	16,804	55,740	$ 624,661	$ 2,638,278
Reinvestment of distributions	-	22,881	-	1,122,370
Shares redeemed	(167,215)	(142,844)	(6,101,257)	(6,672,300)
Net increase (decrease)	(150,411)	(64,223)	$ (5,476,596)	$ (2,911,652)
Class C
Shares sold	311,882	510,073	$ 11,372,831	$ 24,191,165
Reinvestment of distributions	-	63,636	-	3,100,723
Shares redeemed	(559,180)	(484,293)	(20,004,404)	(22,585,009)
Net increase (decrease)	(247,298)	89,416	$ (8,631,573)	$ 4,706,879
Gold
Shares sold	22,313,552	30,555,727	$ 848,495,476	$ 1,483,101,053
Reinvestment of distributions	-	4,125,294	-	208,463,091
Shares redeemed	(32,795,078)	(31,912,749)	(1,225,752,483)	(1,536,990,789)
Net increase (decrease)	(10,481,526)	2,768,272	$ (377,257,007)	$ 154,573,355
Institutional Class
Shares sold	1,354,134	1,664,357	$ 51,488,741	$ 81,430,250
Reinvestment of distributions	-	146,226	-	7,344,695
Shares redeemed	(849,045)	(810,698)	(31,583,828)	(38,218,873)
Net increase (decrease)	505,089	999,885	$ 19,904,913	$ 50,556,072

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio A	9.71%	6.98%	15.26%

A Prior to October 1, 2006, Materials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Tobias Welo, Portfolio Manager of Materials Portfolio: For the year, the fund's Retail Class shares returned 9.71%, outpacing the 7.68% advance of the MSCI® U.S. IMI Materials 25-50 Index but trailing the S&P 500®. Compared with the broader market, the materials sector was held back in part by weakness in various metals-related groups during the first several months of the period. Versus the MSCI index, the portfolio benefited from both industry weightings and stock selection, especially in commodity chemicals, where I increased the fund's exposure to companies with ties to the construction industry. Stock picking in fertilizers/agricultural chemicals and steel also benefited the fund's results. Not owning iron-ore producer and index component Cliffs Natural Resources had a positive impact, given this stock's decline of roughly 58% against the backdrop of increasingly unfavorable supply/demand conditions for the commodity. The fund also was helped by its underweightings in metals producer Freeport-McMoRan Copper & Gold and gold miner Newmont Mining - both weak-performing constituents of the MSCI index. I sold the former and significantly reduced the latter during the period. Among overweighted positions, one key contributor was an out-of-benchmark stake in Rentech Nitrogen Partners, which I sold to lock in profits. In absolute terms, agricultural chemicals producer Monsanto was the fund's top contributor and also its largest holding, although this stock had only a small positive impact on performance relative to the index. Conversely, performance was dampened by weak picks in diversified metals/mining, a group whose allocation in the fund I significantly reduced during the period, as slowing demand from China and ample supply weighed on the share prices of these stocks. The fund's holdings in cash and cash equivalents, averaging around 3.6% of net assets during the period, also muted the fund's gain in a rising market. At the stock level, out-of-benchmark positions in two Canada-based copper mines hampered the fund's results. One of these - and the fund's biggest relative detractor - was Ivanhoe Mines, which was renamed Turquoise Hill Resources in August. This stock sold off in part on concerns about the attempt of mining giant Rio Tinto, a minority owner in Ivanhoe, to gain control of the company. Subsequently, pressure from the Mongolian government for more control and a larger share of the profits from the company's Oyu Tolgoi mine - slated to begin production in late-June 2013 - further depressed the stock. The shares of Copper Mountain Mining also posted a sizable loss during the period amid disappointing production numbers, which I used as an opportunity to roughly double the fund's exposure by period end. Canadian gold producer Goldcorp, another non-index position, was hampered by softness in that metal's price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.13%
Actual		$ 1,000.00	$ 1,105.40	$ 5.90
HypotheticalA		$ 1,000.00	$ 1,019.19	$ 5.66
Class T	1.42%
Actual		$ 1,000.00	$ 1,103.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.92%
Actual		$ 1,000.00	$ 1,101.10	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.88%
Actual		$ 1,000.00	$ 1,101.40	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,015.47	$ 9.39
Materials	.84%
Actual		$ 1,000.00	$ 1,107.10	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Institutional Class	.84%
Actual		$ 1,000.00	$ 1,107.00	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	9.6	8.1
LyondellBasell Industries NV Class A	4.9	4.2
Air Products & Chemicals, Inc.	4.7	5.7
E.I. du Pont de Nemours & Co.	4.3	8.3
Ecolab, Inc.	4.1	3.5
PPG Industries, Inc.	4.0	3.6
International Paper Co.	3.8	1.2
Eastman Chemical Co.	3.6	3.8
The Dow Chemical Co.	3.3	0.7
Rock-Tenn Co. Class A	3.1	3.2
	45.4
Top Industries (% of fund's net assets)
As of February 28, 2013
Chemicals	65.9%
Metals & Mining	12.3%
Containers & Packaging	8.6%
Paper & Forest Products	6.0%
Construction Materials	3.7%
All Others*	3.5%

As of August 31, 2012
Chemicals	62.5%
Metals & Mining	19.5%
Containers & Packaging	8.6%
Construction Materials	1.5%
Paper & Forest Products	1.2%
All Others*	6.7%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CHEMICALS - 65.9%
Commodity Chemicals - 10.1%
Arkema SA	115,041	$ 11,687,924
Axiall Corp.	632,739	35,800,373
Cabot Corp.	513,283	18,878,549
LyondellBasell Industries NV Class A (d)	1,463,462	85,788,142
Westlake Chemical Corp.	273,610	23,590,654
		175,745,642
Diversified Chemicals - 18.5%
E.I. du Pont de Nemours & Co.	1,551,829	74,332,609
Eastman Chemical Co.	894,076	62,343,919
FMC Corp.	881,753	53,134,436
Lanxess AG	49,593	4,203,319
PPG Industries, Inc.	514,803	69,323,372
The Dow Chemical Co.	1,793,202	56,880,367
		320,218,022
Fertilizers & Agricultural Chemicals - 9.6%
Monsanto Co.	1,643,348	166,027,448
Industrial Gases - 6.5%
Air Products & Chemicals, Inc.	947,891	81,840,909
Airgas, Inc.	308,866	30,973,082
		112,813,991
Specialty Chemicals - 21.2%
Albemarle Corp.	671,011	43,669,396
Ashland, Inc.	626,486	48,847,113
Balchem Corp.	32,824	1,323,792
Cytec Industries, Inc.	352,330	25,505,169
Ecolab, Inc.	933,679	71,473,127
NewMarket Corp.	4,004	1,007,687
PolyOne Corp.	333,286	7,595,588
Rockwood Holdings, Inc.	592,132	37,067,463
Sherwin-Williams Co.	302,027	48,804,543
Sigma Aldrich Corp.	511,144	39,388,757
W.R. Grace & Co. (a)	612,196	43,820,990
		368,503,625
TOTAL CHEMICALS		1,143,308,728
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Swisher Hygiene, Inc. (a)	262,171	369,661
CONSTRUCTION MATERIALS - 3.7%
Construction Materials - 3.7%
Lafarge SA (Bearer)	139,600	9,411,637

	Shares	Value
Martin Marietta Materials, Inc. (d)	206,511	$ 20,058,413
Vulcan Materials Co.	670,556	34,151,417
		63,621,467
CONTAINERS & PACKAGING - 8.6%
Metal & Glass Containers - 5.2%
Aptargroup, Inc.	668,539	36,060,994
Ball Corp.	937,435	41,631,488
Silgan Holdings, Inc.	316,978	13,607,866
		91,300,348
Paper Packaging - 3.4%
Graphic Packaging Holding Co. (a)	602,665	4,471,774
Rock-Tenn Co. Class A	611,384	54,076,915
		58,548,689
TOTAL CONTAINERS & PACKAGING		149,849,037
METALS & MINING - 12.3%
Diversified Metals & Mining - 2.8%
Copper Mountain Mining Corp. (a)	3,528,527	11,017,558
First Quantum Minerals Ltd. (d)	825,600	15,379,177
SunCoke Energy, Inc. (a)	237,112	3,909,977
Turquoise Hill Resources Ltd. (a)	1,499,940	9,585,071
Walter Energy, Inc. (d)	273,776	8,703,339
		48,595,122
Gold - 4.5%
Allied Nevada Gold Corp. (a)	630,372	11,535,808
Franco-Nevada Corp.	191,900	9,281,912
Goldcorp, Inc.	786,200	25,661,568
Newmont Mining Corp.	295,221	11,894,454
Royal Gold, Inc.	298,383	19,556,022
		77,929,764
Steel - 5.0%
Carpenter Technology Corp.	527,172	24,898,334
Commercial Metals Co.	1,157,189	18,873,753
Haynes International, Inc.	275,652	14,196,078
Reliance Steel & Aluminum Co.	445,602	29,672,637
		87,640,802
TOTAL METALS & MINING		214,165,688
OIL, GAS & CONSUMABLE FUELS - 0.7%
Coal & Consumable Fuels - 0.7%
Peabody Energy Corp.	554,871	11,963,019
PAPER & FOREST PRODUCTS - 6.0%
Forest Products - 0.6%
Canfor Corp. (a)	499,100	9,403,649
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - 5.4%
International Paper Co.	1,520,766	$ 66,928,912
MeadWestvaco Corp.	762,580	27,231,732
		94,160,644
TOTAL PAPER & FOREST PRODUCTS		103,564,293
TOTAL COMMON STOCKS (Cost $1,361,969,249)		1,686,841,893
Convertible Bonds - 0.4%
	Principal Amount
BUILDING PRODUCTS - 0.4%
Building Products - 0.4%
Aspen Aerogels, Inc. 8% 6/1/14 (f) (Cost $7,861,200)	$ 7,861,200	7,861,200
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.1% 4/18/13 (e) (Cost $289,963)	290,000	289,967
Money Market Funds - 8.5%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	40,086,153	40,086,153
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	107,374,488	107,374,488
TOTAL MONEY MARKET FUNDS (Cost $147,460,641)		147,460,641
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $1,517,581,053)		1,842,453,701
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(106,263,651)
NET ASSETS - 100%		$ 1,736,190,050
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
191 CME E-mini S&P Select Sector Materials Index Contracts	March 2013	$ 7,737,410	$ 417,650

The face value of futures purchased as a percentage of net assets is 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $289,967.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,861,200 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 7,861,200
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 104,759
Fidelity Securities Lending Cash Central Fund	520,779
Total	$ 625,538
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,686,841,893	$ 1,686,841,893	$ -	$ -
Convertible Bonds	7,861,200	-	-	7,861,200
U.S. Treasury Obligations	289,967	-	289,967	-
Money Market Funds	147,460,641	147,460,641	-	-
Total Investments in Securities:	$ 1,842,453,701	$ 1,834,302,534	$ 289,967	$ 7,861,200
Derivative Instruments:
Assets
Futures Contracts	$ 417,650	$ 417,650	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 417,650	$ -
Total Value of Derivatives	$ 417,650	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.0%
Netherlands	4.9%
Canada	4.7%
France	1.2%
Others (Individually Less Than 1%)	0.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $105,779,869) - See accompanying schedule: Unaffiliated issuers (cost $1,370,120,412)	$ 1,694,993,060
Fidelity Central Funds (cost $147,460,641)	147,460,641
Total Investments (cost $1,517,581,053)		$ 1,842,453,701
Receivable for investments sold		2,511,165
Receivable for fund shares sold		3,698,364
Dividends receivable		3,018,349
Interest receivable		1,100,568
Distributions receivable from Fidelity Central Funds		45,381
Receivable for daily variation margin on futures contracts		3,820
Prepaid expenses		2,248
Receivable from investment adviser for expense reductions		2,610
Other receivables		50,560
Total assets		1,852,886,766

Liabilities
Payable for investments purchased	$ 1,546,840
Payable for fund shares redeemed	6,400,199
Accrued management fee	805,701
Distribution and service plan fees payable	131,095
Other affiliated payables	367,142
Other payables and accrued expenses	71,251
Collateral on securities loaned, at value	107,374,488
Total liabilities		116,696,716

Net Assets		$ 1,736,190,050
Net Assets consist of:
Paid in capital		$ 1,426,561,342
Undistributed net investment income		1,139,006
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,797,613)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		325,287,315
Net Assets		$ 1,736,190,050

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($219,626,960 ÷ 2,990,678 shares)	$ 73.44

Maximum offering price per share (100/94.25 of $73.44)	$ 77.92
Class T: Net Asset Value and redemption price per share ($37,859,899 ÷ 518,288 shares)	$ 73.05

Maximum offering price per share (100/96.50 of $73.05)	$ 75.70
Class B: Net Asset Value and offering price per share ($10,218,145 ÷ 141,513 shares)A	$ 72.21

Class C: Net Asset Value and offering price per share ($75,007,445 ÷ 1,042,381 shares)A	$ 71.96

Materials: Net Asset Value, offering price and redemption price per share ($1,146,781,958 ÷ 15,564,516 shares)	$ 73.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($246,695,643 ÷ 3,353,200 shares)	$ 73.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 29,263,795
Interest		631,374
Income from Fidelity Central Funds		625,538
Total income		30,520,707

Expenses
Management fee	$ 7,954,444
Transfer agent fees	3,476,538
Distribution and service plan fees	1,291,538
Accounting and security lending fees	454,958
Custodian fees and expenses	35,218
Independent trustees' compensation	9,216
Registration fees	204,637
Audit	49,183
Legal	5,043
Miscellaneous	14,328
Total expenses before reductions	13,495,103
Expense reductions	(137,302)	13,357,801
Net investment income (loss)		17,162,906
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,685,188
Foreign currency transactions	(38,891)
Futures contracts	1,204,377
Total net realized gain (loss)		19,850,674
Change in net unrealized appreciation (depreciation) on: Investment securities	92,958,506
Assets and liabilities in foreign currencies	(2,983)
Futures contracts	(743,685)
Total change in net unrealized appreciation (depreciation)		92,211,838
Net gain (loss)		112,062,512
Net increase (decrease) in net assets resulting from operations		$ 129,225,418

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,162,906	$ 11,168,253
Net realized gain (loss)	19,850,674	34,880,798
Change in net unrealized appreciation (depreciation)	92,211,838	(65,841,883)
Net increase (decrease) in net assets resulting from operations	129,225,418	(19,792,832)
Distributions to shareholders from net investment income	(15,064,080)	(9,840,737)
Distributions to shareholders from net realized gain	(31,892,999)	(7,461,289)
Total distributions	(46,957,079)	(17,302,026)
Share transactions - net increase (decrease)	219,532,050	(18,941,790)
Redemption fees	63,898	99,276
Total increase (decrease) in net assets	301,864,287	(55,937,372)

Net Assets
Beginning of period	1,434,325,763	1,490,263,135
End of period (including undistributed net investment income of $1,139,006 and undistributed net investment income of $797,816, respectively)	$ 1,736,190,050	$ 1,434,325,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.23	$ 69.96	$ 52.54	$ 27.65	$ 57.00
Income from Investment Operations
Net investment income (loss) C	.70	.40	1.08 F	.30 G	.22
Net realized and unrealized gain (loss)	5.69	(.35)	17.40	24.90	(29.46)
Total from investment operations	6.39	.05	18.48	25.20	(29.24)
Distributions from net investment income	(.63)	(.40)	(1.06)	(.32)	(.12)
Distributions from net realized gain	(1.55)	(.38)	(.01)	-	-
Total distributions	(2.18)	(.78)	(1.07)	(.32)	(.12)
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 73.44	$ 69.23	$ 69.96	$ 52.54	$ 27.65
Total Return A, B	9.40%	.21%	35.33%	91.25%	(51.30)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.13%	1.13%	1.16%	1.23%	1.21%
Expenses net of fee waivers, if any	1.13%	1.13%	1.16%	1.23%	1.21%
Expenses net of all reductions	1.12%	1.13%	1.15%	1.22%	1.20%
Net investment income (loss)	1.02%	.61%	1.81% F	.65% G	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,627	$ 157,781	$ 124,160	$ 52,352	$ 10,796
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .43%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 68.91	$ 69.68	$ 52.35	$ 27.56	$ 56.80
Income from Investment Operations
Net investment income (loss) C	.50	.21	.90 F	.16 G	.10
Net realized and unrealized gain (loss)	5.66	(.35)	17.34	24.81	(29.32)
Total from investment operations	6.16	(.14)	18.24	24.97	(29.22)
Distributions from net investment income	(.46)	(.25)	(.92)	(.19)	(.03)
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(2.02) L	(.63)	(.92)	(.19)	(.03)
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 73.05	$ 68.91	$ 69.68	$ 52.35	$ 27.56
Total Return A, B	9.10%	(.09)%	34.98%	90.70%	(51.43)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.42%	1.42%	1.44%	1.52%	1.46%
Expenses net of fee waivers, if any	1.42%	1.42%	1.44%	1.52%	1.46%
Expenses net of all reductions	1.41%	1.41%	1.43%	1.51%	1.46%
Net investment income (loss)	.73%	.33%	1.54% F	.35% G	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,860	$ 28,290	$ 25,570	$ 14,712	$ 4,944
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $2.02 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.552 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 68.13	$ 68.95	$ 51.86	$ 27.35	$ 56.59
Income from Investment Operations
Net investment income (loss) C	.16	(.11)	.60 F	(.07) G	(.12)
Net realized and unrealized gain (loss)	5.57	(.33)	17.13	24.61	(29.13)
Total from investment operations	5.73	(.44)	17.73	24.54	(29.25)
Distributions from net investment income	(.10)	-	(.65)	(.04)	-
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(1.65)	(.38)	(.65)	(.04)	-
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 72.21	$ 68.13	$ 68.95	$ 51.86	$ 27.35
Total Return A, B	8.55%	(.57)%	34.29%	89.79%	(51.67)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.92%	1.91%	1.93%	2.02%	1.95%
Expenses net of fee waivers, if any	1.92%	1.91%	1.93%	2.02%	1.95%
Expenses net of all reductions	1.91%	1.91%	1.92%	2.01%	1.95%
Net investment income (loss)	.24%	(.17)%	1.04% F	(.15)% G	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,218	$ 11,040	$ 13,507	$ 9,538	$ 2,601
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 J	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 67.98	$ 68.78	$ 51.79	$ 27.31	$ 56.50
Income from Investment Operations
Net investment income (loss) C	.18	(.10)	.61 F	(.06) G	(.13)
Net realized and unrealized gain (loss)	5.55	(.32)	17.09	24.57	(29.07)
Total from investment operations	5.73	(.42)	17.70	24.51	(29.20)
Distributions from net investment income	(.20)	-	(.72)	(.04)	-
Distributions from net realized gain	(1.55)	(.38)	-	-	-
Total distributions	(1.75)	(.38)	(.72)	(.04)	-
Redemption fees added to paid in capital C	- K	- K	.01	.01	.01
Net asset value, end of period	$ 71.96	$ 67.98	$ 68.78	$ 51.79	$ 27.31
Total Return A, B	8.58%	(.55)%	34.29%	89.82%	(51.66)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.89%	1.93%	2.01%	1.95%
Expenses net of fee waivers, if any	1.89%	1.89%	1.93%	2.01%	1.95%
Expenses net of all reductions	1.88%	1.89%	1.92%	2.00%	1.95%
Net investment income (loss)	.26%	(.15)%	1.04% F	(.13)% G	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 75,007	$ 58,296	$ 46,525	$ 20,469	$ 5,509
Portfolio turnover rate E	61%	94%	87%	104% I	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J For the year ended February 29. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.41	$ 70.11	$ 52.61	$ 27.66	$ 57.01
Income from Investment Operations
Net investment income (loss) B	.90	.60	1.25 E	.43 F	.38
Net realized and unrealized gain (loss)	5.71	(.37)	17.43	24.91	(29.54)
Total from investment operations	6.61	.23	18.68	25.34	(29.16)
Distributions from net investment income	(.79)	(.55)	(1.16)	(.40)	(.20)
Distributions from net realized gain	(1.55)	(.38)	(.03)	-	-
Total distributions	(2.34)	(.93)	(1.19)	(.40)	(.20)
Redemption fees added to paid in capital B	- J	- J	.01	.01	.01
Net asset value, end of period	$ 73.68	$ 69.41	$ 70.11	$ 52.61	$ 27.66
Total Return A	9.71%	.49%	35.70%	91.77%	(51.15)%
Ratios to Average Net Assets C, G
Expenses before reductions	.85%	.85%	.88%	.96%	.90%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.96%	.90%
Expenses net of all reductions	.84%	.84%	.87%	.94%	.90%
Net investment income (loss)	1.30%	.90%	2.10% E	.92% F	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,146,782	$ 1,089,619	$ 1,195,371	$ 604,475	$ 127,551
Portfolio turnover rate D	61%	94%	87%	104% H	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..70%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .70%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 69.35	$ 70.05	$ 52.58	$ 27.66	$ 57.00
Income from Investment Operations
Net investment income (loss) B	.90	.60	1.28 E	.46 F	.38
Net realized and unrealized gain (loss)	5.70	(.36)	17.40	24.89	(29.53)
Total from investment operations	6.60	.24	18.68	25.35	(29.15)
Distributions from net investment income	(.83)	(.56)	(1.19)	(.44)	(.20)
Distributions from net realized gain	(1.55)	(.38)	(.03)	-	-
Total distributions	(2.38)	(.94)	(1.22)	(.44)	(.20)
Redemption fees added to paid in capital B	- J	- J	.01	.01	.01
Net asset value, end of period	$ 73.57	$ 69.35	$ 70.05	$ 52.58	$ 27.66
Total Return A	9.71%	.50%	35.73%	91.79%	(51.15)%
Ratios to Average Net Assets C, G
Expenses before reductions	.85%	.84%	.86%	.94%	.90%
Expenses net of fee waivers, if any	.85%	.84%	.86%	.94%	.90%
Expenses net of all reductions	.84%	.83%	.85%	.93%	.90%
Net investment income (loss)	1.30%	.91%	2.11% E	.94% F	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 246,696	$ 89,299	$ 85,130	$ 13,670	$ 719
Portfolio turnover rate D	61%	94%	87%	104% H	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.83 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..72%. F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .72%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 369,676,346
Gross unrealized depreciation	(47,344,015)
Net unrealized appreciation (depreciation) on securities and other investments	$ 322,332,331

Tax Cost	$ 1,520,121,370

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,139,008
Undistributed long-term capital gain	$ 374,657
Net unrealized appreciation (depreciation)	$ 322,329,348

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 15,064,080	$ 9,840,737
Long-term Capital Gains	31,892,999	7,461,289
Total	$ 46,957,079	$ 17,302,026

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. At February 28, 2013 capital loss carryforwards were as follows:

Fiscal year of expiration:
2017	$ (2,033,557)
2018	(1,022,988)
2019	(80,787)
Total with expiration	$ (3,137,332)

The Fund acquired $3,137,332 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $611,309 per year.

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,204,377 and a change in net unrealized appreciation (depreciation) of $(743,685) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,052,076,740 and $837,936,289, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 427,638	$ 10,034
Class T	.25%	.25%	153,568	902
Class B	.75%	.25%	102,442	76,934
Class C	.75%	.25%	607,890	167,651
			$ 1,291,538	$ 255,521

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 151,786
Class T	13,666
Class B*	18,449
Class C*	13,222
$ 197,123

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 461,680.27
Class T	94,591.31
Class B	30,998.30
Class C	165,490.27
Materials	2,436,019.24
Institutional Class	287,760.24
	$ 3,476,538

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,947 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,636 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $520,779. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $134,582 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $110.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,610.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
From net investment income
Class A	$ 1,631,593	$ 868,107
Class T	221,281	100,314
Class B	14,451	-
Class C	183,511	-
Materials	11,420,509	8,266,851
Institutional Class	1,592,735	605,465
Total	$ 15,064,080	$ 9,840,737
From net realized gain
Class A	$ 3,967,803	$ 816,536
Class T	717,303	151,869
Class B	228,009	66,321
Class C	1,411,838	312,224
Materials	22,783,457	5,701,275
Institutional Class	2,784,589	413,064
Total	$ 31,892,999	$ 7,461,289

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2013	Year Ended February 29, 2012
Class A
Shares sold	1,611,922	1,406,389	$ 112,576,195	$ 95,285,956
Reinvestment of distributions	68,775	23,605	4,804,595	1,462,799
Shares redeemed	(969,159)	(925,476)	(66,285,158)	(60,145,567)
Net increase (decrease)	711,538	504,518	$ 51,095,632	$ 36,603,188

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2013	Year Ended February 29, 2012
Class T
Shares sold	205,283	150,265	$ 14,234,477	$ 10,197,019
Reinvestment of distributions	12,892	3,964	896,667	244,682
Shares redeemed	(110,407)	(110,682)	(7,498,384)	(7,174,563)
Net increase (decrease)	107,768	43,547	$ 7,632,760	$ 3,267,138
Class B
Shares sold	21,997	35,651	$ 1,493,049	$ 2,318,398
Reinvestment of distributions	3,022	909	207,121	55,554
Shares redeemed	(45,545)	(70,403)	(3,081,508)	(4,524,937)
Net increase (decrease)	(20,526)	(33,843)	$ (1,381,338)	$ (2,150,985)
Class C
Shares sold	423,105	456,374	$ 29,248,360	$ 30,369,453
Reinvestment of distributions	19,249	4,184	1,317,196	254,995
Shares redeemed	(257,585)	(279,339)	(17,263,032)	(17,740,501)
Net increase (decrease)	184,769	181,219	$ 13,302,524	$ 12,883,947
Materials
Shares sold	5,306,846	6,950,456	$ 372,534,797	$ 471,314,225
Reinvestment of distributions	464,930	214,200	32,543,457	13,299,700
Shares redeemed	(5,905,812)	(8,516,169)	(406,043,890)	(562,008,908)
Net increase (decrease)	(134,036)	(1,351,513)	$ (965,636)	$ (77,394,983)
Institutional Class
Shares sold	2,986,457	1,444,894	$ 212,651,449	$ 97,144,756
Reinvestment of distributions	54,139	13,291	3,797,777	824,595
Shares redeemed	(975,090)	(1,385,770)	(66,601,118)	(90,119,446)
Net increase (decrease)	2,065,506	72,415	$ 149,848,108	$ 7,849,905

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights present fairly, in all material respects, the financial position of Chemicals Portfolio, Gold Portfolio and Materials Portfolio (funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/15/13	04/12/13	$0.327	$1.659
Gold Portfolio	04/15/13	04/12/13	$0.000	$0.000
Materials Portfolio	04/15/13	04/12/13	$0.062	$0.017

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$23,247,045
Materials Portfolio	$25,407,156

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2012	December 2012
Chemicals Portfolio	100%	74%
Materials Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2012	December 2012
Chemicals Portfolio	100%	75%
Materials Portfolio	100%	100%

The funds will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELMT-UANNPRO-0413
1.910424.103

Fidelity®

Select Portfolios®

Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Telecommunications Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Wireless Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	14.30%	5.75%	9.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Matthew Drukker, who became Portfolio Manager of Telecommunications Portfolio on January 22, 2013: For the year, the fund's Retail Class shares advanced 14.30%, trailing the 15.35% result of the MSCI® U.S. IMI Telecommunications Services 25-50 Index, but outpacing the S&P 500®. The market experienced some turbulent swings this period, and investors generally favored large integrated telecom stocks because of their high dividend yields and more-defensive characteristics. Not surprisingly, a significant driver of the fund's and index's solid absolute returns was their heavy exposure - 55% and 63% average weightings, respectively - to the group. That said, the fund did give up some ground to the MSCI index during the period due to forced underweightings - stemming from diversification rules imposed under the Internal Revenue Code - in telecom giants Verizon Communications and AT&T, which together comprised about 45% of the sector benchmark. Verizon, the fund's biggest relative detractor, and AT&T performed quite well over the one-year stretch, each boasting a double-digit return. Alaskan telecom provider General Communications was another miss. The fund owned a larger-than-benchmark stake in the stock, as the prior manager believed this company would grow faster than many of its U.S. integrated telecom counterparts. Unfortunately, stocks of companies with exposure to Alaska were often influenced by temperamental oil prices. Overweighting integrated telecom CenturyLink weighed on performance, particularly when the stock plunged late in the period after the company reported weak fourth-quarter results, cut its quarterly dividend and issued mixed guidance. Elsewhere, wireless broadband mobile services provider MetroPCS Communications lagged the sector benchmark early on and the fund's slightly overweighted position at that time hurt performance. Conversely, the fund tended to steer clear of small-cap integrated telecom companies with subscale operations and declining revenues, which was the right call during the year, as largely avoiding benchmark components that fit these criteria - such as Elephant Talk Communications, Lumos Networks and Alaska Communications Systems Group, and underweighting Windstream - were among the fund's biggest contributors. Elephant Talk provides software and services to telecom companies across the globe. Its exposure to the hard-hit eurozone, along with disappointing financial results, caused shares to plummet. Avoiding Lumos Networks, a fiber-based network services provider operating in the Mid-Atlantic region, and underweighting integrated telecom firm Windstream was beneficial, as shares of both index components tumbled on poor financial results. Lastly, Alaska Communications was hurt by its exposure to this state, as the price of oil - the state's primary source of revenue - was volatile during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Class A	1.18%
Actual		$ 1,000.00	$ 1,049.00	$ 5.99
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91
Class T	1.47%
Actual		$ 1,000.00	$ 1,047.60	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.93%
Actual		$ 1,000.00	$ 1,045.20	$ 9.79
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Class C	1.90%
Actual		$ 1,000.00	$ 1,045.20	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,015.37	$ 9.49
Telecommunications	.86%
Actual		$ 1,000.00	$ 1,050.80	$ 4.37
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31
Institutional Class	.82%
Actual		$ 1,000.00	$ 1,051.00	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.73	$ 4.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	25.3	18.1
American Tower Corp.	7.1	0.0
AT&T, Inc.	6.6	21.5
SBA Communications Corp. Class A	5.6	5.0
CenturyLink, Inc.	5.6	9.6
Vodafone Group PLC sponsored ADR	4.4	3.3
Sprint Nextel Corp.	3.9	5.1
Telephone & Data Systems, Inc.	2.9	2.9
Clearwire Corp. Class A	2.6	1.7
General Communications, Inc. Class A	2.5	2.6
	66.5
Top Industries (% of fund's net assets)
As of February 28, 2013
Diversified Telecommunication Services	56.9%
Wireless Telecommunication Services	28.0%
Real Estate Investment Trusts	7.1%
Media	2.1%
Electronic Equipment & Components	1.5%
All Others*	4.4%

As of August 31, 2012
Diversified Telecommunication Services	67.3%
Wireless Telecommunication Services	27.5%
Media	1.7%
Software	0.2%
Communications Equipment	0.0%
All Others*	3.3%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
Symmetricom, Inc. (a)	338,300	$ 1,671,202
COMPUTERS & PERIPHERALS - 0.3%
Computer Hardware - 0.3%
Apple, Inc.	2,241	989,177
DIVERSIFIED TELECOMMUNICATION SERVICES - 56.9%
Alternative Carriers - 9.8%
Cogent Communications Group, Inc.	378,402	9,516,810
inContact, Inc. (a)	262,200	1,780,338
Iridium Communications, Inc. (a)	16,600	101,426
Level 3 Communications, Inc. (a)	479,895	9,588,302
Lumos Networks Corp.	301,762	3,446,122
tw telecom, inc. (a)	343,657	8,701,395
Vonage Holdings Corp. (a)	2,186,000	5,771,040
		38,905,433
Integrated Telecommunication Services - 47.1%
AT&T, Inc.	721,319	25,902,565
Atlantic Tele-Network, Inc.	137,400	6,457,800
CenturyLink, Inc.	642,484	22,274,920
Cincinnati Bell, Inc. (a)	808,400	2,627,300
Consolidated Communications Holdings, Inc.	53,298	895,406
Elephant Talk Communication, Inc. (a)(d)	326,540	391,848
Frontier Communications Corp. (d)	2,098,500	8,687,790
General Communications, Inc. Class A (a)	1,160,061	9,802,515
IDT Corp. Class B	51,100	516,621
Koninklijke KPN NV (d)	461,212	1,573,982
Telecom Italia SpA	1,147,800	844,086
Telefonica Brasil SA sponsored ADR	236,963	6,246,345
Verizon Communications, Inc.	2,155,147	100,278,991
Windstream Corp.	182	1,563
		186,501,732
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		225,407,165
ELECTRONIC EQUIPMENT & COMPONENTS - 1.5%
Electronic Manufacturing Services - 1.5%
Flextronics International Ltd. (a)	899,300	5,980,345
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Velti PLC (a)	145,900	536,912
MEDIA - 2.1%
Cable & Satellite - 2.1%
Cablevision Systems Corp. - NY Group Class A	54,425	761,406
Comcast Corp. Class A	65,700	2,614,203

	Shares	Value
Liberty Global, Inc. Class A (a)	42,318	$ 2,915,287
Time Warner Cable, Inc.	22,881	1,976,690
		8,267,586
REAL ESTATE INVESTMENT TRUSTS - 7.1%
Specialized REITs - 7.1%
American Tower Corp.	362,800	28,153,280
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
Semiconductors - 0.8%
Broadcom Corp. Class A	94,031	3,207,397
SOFTWARE - 0.4%
Application Software - 0.4%
Synchronoss Technologies, Inc. (a)	45,603	1,375,843
WIRELESS TELECOMMUNICATION SERVICES - 28.0%
Wireless Telecommunication Services - 28.0%
America Movil S.A.B. de CV Series L sponsored ADR	197,000	4,115,330
Boingo Wireless, Inc. (a)	262,815	1,597,915
Clearwire Corp. Class A (a)	3,309,836	10,326,688
Crown Castle International Corp. (a)	102,183	7,132,373
Leap Wireless International, Inc. (a)(d)	89,900	480,965
MetroPCS Communications, Inc. (a)	877,806	8,602,499
Millicom International Cellular SA (depository receipt)	11,000	863,175
Mobile TeleSystems OJSC sponsored ADR	114,694	2,373,019
NII Holdings, Inc. (a)	492,400	2,373,368
NTELOS Holdings Corp.	15,706	196,011
NTT DoCoMo, Inc.	1,327	2,051,525
SBA Communications Corp. Class A (a)	313,556	22,300,103
Sprint Nextel Corp. (a)	2,668,950	15,479,910
Telephone & Data Systems, Inc.	506,600	11,596,074
TIM Participacoes SA	229,200	1,001,607
U.S. Cellular Corp. (a)	79,700	2,932,163
Vodafone Group PLC sponsored ADR	696,300	17,504,982
		110,927,707
TOTAL COMMON STOCKS (Cost $399,839,378)		386,516,614
Money Market Funds - 5.2%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	12,575,761	$ 12,575,761
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	8,239,903	8,239,903
TOTAL MONEY MARKET FUNDS (Cost $20,815,664)		20,815,664
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $420,655,042)		407,332,278
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(11,234,417)
NET ASSETS - 100%		$ 396,097,861
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,115
Fidelity Securities Lending Cash Central Fund	316,632
Total	$ 345,747
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 386,516,614	$ 383,621,003	$ 2,895,611	$ -
Money Market Funds	20,815,664	20,815,664	-	-
Total Investments in Securities:	$ 407,332,278	$ 404,436,667	$ 2,895,611	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.2%
United Kingdom	4.4%
Brazil	1.9%
Singapore	1.5%
Mexico	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $7,933,343) - See accompanying schedule: Unaffiliated issuers (cost $399,839,378)	$ 386,516,614
Fidelity Central Funds (cost $20,815,664)	20,815,664
Total Investments (cost $420,655,042)		$ 407,332,278
Receivable for investments sold		6,938,541
Receivable for fund shares sold		140,517
Dividends receivable		66,205
Distributions receivable from Fidelity Central Funds		22,752
Prepaid expenses		874
Receivable from investment adviser for expense reductions		350
Other receivables		24,377
Total assets		414,525,894

Liabilities
Payable for investments purchased	$ 9,698,693
Payable for fund shares redeemed	173,973
Accrued management fee	185,668
Distribution and service plan fees payable	7,161
Other affiliated payables	88,075
Other payables and accrued expenses	34,560
Collateral on securities loaned, at value	8,239,903
Total liabilities		18,428,033

Net Assets		$ 396,097,861
Net Assets consist of:
Paid in capital		$ 421,537,330
Undistributed net investment income		1,584,319
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,698,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(13,324,894)
Net Assets		$ 396,097,861

Statement of Assets and Liabilities - continued

February 28, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,449,412 ÷ 125,031 shares)	$ 51.58

Maximum offering price per share (100/94.25 of $51.58)	$ 54.73
Class T: Net Asset Value and redemption price per share ($4,237,276 ÷ 82,419 shares)	$ 51.41

Maximum offering price per share (100/96.50 of $51.41)	$ 53.27
Class B: Net Asset Value and offering price per share ($575,989 ÷ 11,156 shares)A	$ 51.63

Class C: Net Asset Value and offering price per share ($4,353,220 ÷ 84,570 shares)A	$ 51.47

Telecommunications: Net Asset Value, offering price and redemption price per share ($377,841,071 ÷ 7,300,752 shares)	$ 51.75

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,640,893 ÷ 51,131 shares)	$ 51.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 12,424,007
Interest		72
Income from Fidelity Central Funds		345,747
Total income		12,769,826

Expenses
Management fee	$ 2,234,749
Transfer agent fees	947,758
Distribution and service plan fees	77,446
Accounting and security lending fees	159,773
Custodian fees and expenses	10,570
Independent trustees' compensation	2,693
Registration fees	79,762
Audit	50,173
Legal	2,845
Miscellaneous	3,614
Total expenses before reductions	3,569,383
Expense reductions	(61,113)	3,508,270
Net investment income (loss)		9,261,556
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,363,660
Foreign currency transactions	(6,576)
Total net realized gain (loss)		44,357,084
Change in net unrealized appreciation (depreciation) on: Investment securities	3,166,454
Assets and liabilities in foreign currencies	(713)
Total change in net unrealized appreciation (depreciation)		3,165,741
Net gain (loss)		47,522,825
Net increase (decrease) in net assets resulting from operations		$ 56,784,381

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,261,556	$ 5,541,550
Net realized gain (loss)	44,357,084	24,725,843
Change in net unrealized appreciation (depreciation)	3,165,741	(35,725,245)
Net increase (decrease) in net assets resulting from operations	56,784,381	(5,457,852)
Distributions to shareholders from net investment income	(8,401,078)	(4,955,219)
Share transactions - net increase (decrease)	(7,060,825)	(2,457,615)
Redemption fees	3,280	35,055
Total increase (decrease) in net assets	41,325,758	(12,835,631)

Net Assets
Beginning of period	354,772,103	367,607,734
End of period (including undistributed net investment income of $1,584,319 and undistributed net investment income of $730,417, respectively)	$ 396,097,861	$ 354,772,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.12	$ 46.93	$ 37.64	$ 26.66	$ 42.56
Income from Investment Operations
Net investment income (loss) C	.99	.56	.57	.67	.22
Net realized and unrealized gain (loss)	5.43	(.86)	9.49	10.55	(15.60)
Total from investment operations	6.42	(.30)	10.06	11.22	(15.38)
Distributions from net investment income	(.96)	(.51)	(.77)	(.19)	(.35) F
Distributions from net realized gain	-	-	-	(.05)	(.18) F
Total distributions	(.96)	(.51)	(.77)	(.24) J	(.52) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.58	$ 46.12	$ 46.93	$ 37.64	$ 26.66
Total Return A, B	13.97%	(.54)%	26.87%	42.07%	(36.16)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.18%	1.20%	1.20%	1.26%	1.21%
Expenses net of fee waivers, if any	1.18%	1.20%	1.20%	1.26%	1.21%
Expenses net of all reductions	1.17%	1.18%	1.18%	1.24%	1.21%
Net investment income (loss)	2.01%	1.21%	1.35%	1.89%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,449	$ 4,677	$ 4,305	$ 3,343	$ 2,112
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. K Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share.

Financial Highlights - Class T

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.01	$ 46.81	$ 37.55	$ 26.68	$ 42.49
Income from Investment Operations
Net investment income (loss) C	.85	.42	.45	.57	.12
Net realized and unrealized gain (loss)	5.39	(.84)	9.47	10.54	(15.56)
Total from investment operations	6.24	(.42)	9.92	11.11	(15.44)
Distributions from net investment income	(.84)	(.38)	(.66)	(.22)	(.24) F
Distributions from net realized gain	-	-	-	(.03)	(.13) F
Total distributions	(.84)	(.38)	(.66)	(.24) J	(.37) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.41	$ 46.01	$ 46.81	$ 37.55	$ 26.68
Total Return A, B	13.61%	(.82)%	26.54%	41.64%	(36.34)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.48%	1.49%	1.48%	1.55%	1.49%
Expenses net of fee waivers, if any	1.48%	1.49%	1.48%	1.55%	1.49%
Expenses net of all reductions	1.46%	1.47%	1.46%	1.53%	1.48%
Net investment income (loss)	1.72%	.92%	1.06%	1.60%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,237	$ 2,702	$ 2,882	$ 2,051	$ 620
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. K Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.14	$ 46.93	$ 37.60	$ 26.71	$ 42.42
Income from Investment Operations
Net investment income (loss) C	.62	.21	.25	.40	(.05)
Net realized and unrealized gain (loss)	5.42	(.83)	9.48	10.54	(15.49)
Total from investment operations	6.04	(.62)	9.73	10.94	(15.54)
Distributions from net investment income	(.55)	(.17)	(.40)	(.04)	(.11) F
Distributions from net realized gain	-	-	-	(.01)	(.06) F
Total distributions	(.55)	(.17)	(.40)	(.05) J	(.17) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.63	$ 46.14	$ 46.93	$ 37.60	$ 26.71
Total Return A, B	13.11%	(1.29)%	25.96%	40.97%	(36.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.93%	1.95%	1.95%	2.01%	1.97%
Expenses net of fee waivers, if any	1.93%	1.95%	1.95%	2.01%	1.97%
Expenses net of all reductions	1.92%	1.93%	1.93%	2.00%	1.96%
Net investment income (loss)	1.26%	.47%	.60%	1.13%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 576	$ 596	$ 706	$ 641	$ 363
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. K Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share.

Financial Highlights - Class C

Years ended February 28,	2013	2012 H	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.02	$ 46.89	$ 37.61	$ 26.76	$ 42.42
Income from Investment Operations
Net investment income (loss) C	.63	.22	.26	.41	(.05)
Net realized and unrealized gain (loss)	5.41	(.84)	9.46	10.56	(15.50)
Total from investment operations	6.04	(.62)	9.72	10.97	(15.55)
Distributions from net investment income	(.59)	(.25)	(.44)	(.10)	(.07) F
Distributions from net realized gain	-	-	-	(.02)	(.05) F
Total distributions	(.59)	(.25)	(.44)	(.12) J	(.11) K
Redemption fees added to paid in capital C,I	-	-	-	-	-
Net asset value, end of period	$ 51.47	$ 46.02	$ 46.89	$ 37.61	$ 26.76
Total Return A, B	13.14%	(1.27)%	25.95%	41.00%	(36.64)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.90%	1.93%	1.94%	2.01%	1.97%
Expenses net of fee waivers, if any	1.90%	1.93%	1.94%	2.01%	1.97%
Expenses net of all reductions	1.89%	1.91%	1.92%	2.00%	1.96%
Net investment income (loss)	1.29%	.48%	.61%	1.13%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,353	$ 3,514	$ 3,035	$ 2,151	$ 371
Portfolio turnover rate E	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. K Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.26	$ 47.07	$ 37.73	$ 26.74	$ 42.70
Income from Investment Operations
Net investment income (loss) B	1.15	.70	.69	.76	.30
Net realized and unrealized gain (loss)	5.43	(.86)	9.52	10.59	(15.65)
Total from investment operations	6.58	(.16)	10.21	11.35	(15.35)
Distributions from net investment income	(1.09)	(.65)	(.87)	(.31)	(.41) E
Distributions from net realized gain	-	-	-	(.05)	(.20) E
Total distributions	(1.09)	(.65)	(.87)	(.36) I	(.61) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 51.75	$ 46.26	$ 47.07	$ 37.73	$ 26.74
Total Return A	14.30%	(.23)%	27.24%	42.43%	(36.00)%
Ratios to Average Net Assets C, F
Expenses before reductions	.87%	.90%	.92%	.99%	.97%
Expenses net of fee waivers, if any	.87%	.90%	.92%	.99%	.97%
Expenses net of all reductions	.85%	.88%	.91%	.98%	.96%
Net investment income (loss)	2.33%	1.52%	1.62%	2.15%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 377,841	$ 342,262	$ 354,938	$ 279,704	$ 196,231
Portfolio turnover rate D	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 46.20	$ 47.02	$ 37.69	$ 26.73	$ 42.65
Income from Investment Operations
Net investment income (loss) B	1.17	.70	.71	.84	.34
Net realized and unrealized gain (loss)	5.42	(.88)	9.50	10.55	(15.67)
Total from investment operations	6.59	(.18)	10.21	11.39	(15.33)
Distributions from net investment income	(1.14)	(.64)	(.88)	(.38)	(.40) E
Distributions from net realized gain	-	-	-	(.05)	(.20) E
Total distributions	(1.14)	(.64)	(.88)	(.43) I	(.59) J
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 51.65	$ 46.20	$ 47.02	$ 37.69	$ 26.73
Total Return A	14.33%	(.26)%	27.27%	42.59%	(35.99)%
Ratios to Average Net Assets C, F
Expenses before reductions	.85%	.89%	.91%	.86%	.91%
Expenses net of fee waivers, if any	.85%	.89%	.91%	.86%	.91%
Expenses net of all reductions	.83%	.87%	.89%	.84%	.90%
Net investment income (loss)	2.35%	1.52%	1.64%	2.29%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,641	$ 1,022	$ 1,743	$ 1,101	$ 68
Portfolio turnover rate D	76%	72%	72%	90%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the year ended February 29. H Amount represents less than $.01 per share. I Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. J Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,237,253
Gross unrealized depreciation	(53,653,112)
Net unrealized appreciation (depreciation) on securities and other investments	$ (22,415,859)

Tax Cost	$ 429,748,137

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,584,607
Capital loss carryforward	$ (4,605,799)
Net unrealized appreciation (depreciation)	$ (22,417,989)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (4,605,799)

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 8,401,078	$ 4,955,219

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $292,408,210 and $291,614,126, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 14,849	$ 541
Class T	.25%	.25%	17,870	70
Class B	.75%	.25%	6,575	4,941
Class C	.75%	.25%	38,152	9,096
			$ 77,446	$ 14,648

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,421
Class T	2,485
Class B*	1,042
Class C*	869
$ 9,817

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 17,802.30
Class T	12,230.34
Class B	1,983.30
Class C	10,279.27
Telecommunications	902,150.23
Institutional Class	3,314.21
	$ 947,758

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,997 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,031 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,380,500. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $316,632, including $55,252 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60,763 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $350.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2013	Year ended February 29, 2012
From net investment income
Class A	$ 115,461	$ 54,285
Class T	65,641	24,009
Class B	6,964	2,206
Class C	43,780	19,099
Telecommunications	8,113,006	4,833,836
Institutional Class	56,226	21,784
Total	$ 8,401,078	$ 4,955,219

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Class A
Shares sold	76,572	70,128	$ 3,760,739	$ 3,321,351
Reinvestment of distributions	1,839	1,116	92,540	47,447
Shares redeemed	(54,776)	(61,569)	(2,738,397)	(2,787,444)
Net increase (decrease)	23,635	9,675	$ 1,114,882	$ 581,354
Class T
Shares sold	48,620	24,101	$ 2,392,044	$ 1,100,865
Reinvestment of distributions	1,268	557	63,823	23,555
Shares redeemed	(26,195)	(27,493)	(1,317,712)	(1,235,915)
Net increase (decrease)	23,693	(2,835)	$ 1,138,155	$ (111,495)
Class B
Shares sold	3,053	1,659	$ 144,445	$ 77,673
Reinvestment of distributions	133	46	6,751	1,965
Shares redeemed	(4,941)	(3,832)	(248,673)	(176,016)
Net increase (decrease)	(1,755)	(2,127)	$ (97,477)	$ (96,378)
Class C
Shares sold	26,248	30,950	$ 1,304,972	$ 1,412,876
Reinvestment of distributions	594	313	29,972	13,236
Shares redeemed	(18,620)	(19,633)	(912,596)	(879,199)
Net increase (decrease)	8,222	11,630	$ 422,348	$ 546,913
Telecommunications
Shares sold	3,283,802	3,856,487	$ 158,174,294	$ 180,498,933
Reinvestment of distributions	156,090	108,713	7,859,416	4,652,114
Shares redeemed	(3,538,446)	(4,106,690)	(177,183,415)	(188,141,891)
Net increase (decrease)	(98,554)	(141,490)	$ (11,149,705)	$ (2,990,844)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
	Year ended February 28, 2013	Year ended February 29, 2012	Year ended February 28, 2013	Year ended February 29, 2012
Institutional Class
Shares sold	41,031	107,857	$ 2,107,286	$ 5,158,491
Reinvestment of distributions	986	401	49,926	17,134
Shares redeemed	(13,014)	(123,190)	(646,240)	(5,562,790)
Net increase (decrease)	29,003	(14,932)	$ 1,510,972	$ (387,165)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 20% of the total outstanding shares of the Fund. Mutual funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 32% of the total outstanding shares of the Fund.

Annual Report

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	13.89%	5.67%	15.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Kyle Weaver, who became sole Portfolio Manager of Wireless Portfolio on March 1, 2013: For the year, the fund returned 13.89%, surpassing the 12.49% gain of the S&P® Custom Wireless Index but trailing the S&P 500®. Wireless stocks benefited from consumers' desire for greater functionality in their mobile devices, which in turn drove the need for greater bandwidth, more-open-ended service plans and more-sophisticated smartphone features. Versus the wireless index, the fund was particularly aided by stock picking in wireless telecommunication services. Secondarily, modest out-of-benchmark exposure to the cable/satellite and Internet software/services groups gave a lift to our results. In cable/satellite, the positive impact was almost entirely attributable to Virgin Media, a U.K.-based cable company that did a good job of bundling wireless services with video broadband. This company's share price rallied smartly in early February, when rival media firm Liberty Global announced plans to purchase the company. The fund's top relative contributor was a sizable underweighting in the weak-performing shares of Finnish handset maker and benchmark component Nokia, which fell amid perceptions that the company was falling further behind its competitors in the race to turn out competitive smartphones. Other positives included an underweighting in Spain's Telefonica, which offers a mix of wireline and wireless services in Spain and Latin America. The share price of this firm was hurt by concerns about the company's extensive debt, its exposure to the European sovereign debt crisis and Spain's extremely weak economy. Underweighting Canada's Research In Motion, the beleaguered maker of the BlackBerry® smartphone, was helpful as well. Conversely, positioning in the integrated telecom services group dampened performance. Here, sizable underweightings in Verizon Communications and AT&T - the latter of which I bought partway through the period - worked against the fund, given the solid gains posted by these major index constituents. Although I continued to underweight these stocks and viewed the growth prospects of both companies as relatively unexciting, they represented the fund's fourth- and fifth-largest positions at period end. Polycom shed more than half of its value, as the company - a provider of high-definition videoconferencing software and equipment that's not in the index - struggled to manage a shift from being primarily a hardware vendor to mainly selling software. I'll also mention Vodafone Group, the fund's largest holding during the period. In this case, fear about the company's European exposure depressed its stock. Lastly, an out-of-benchmark stake in smartphone maker Apple was counterproductive, given the stock's substantial decline after mid-September, and I significantly reduced the fund's position here.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Wireless Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.89%	$ 1,000.00	$ 1,104.40	$ 4.64
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.38	$ 4.46

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Wireless Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR	11.7	13.9
QUALCOMM, Inc.	10.0	8.7
American Tower Corp.	7.5	4.5
Verizon Communications, Inc.	4.8	4.6
AT&T, Inc.	4.7	5.6
SBA Communications Corp. Class A	4.5	3.8
NTT DoCoMo, Inc. sponsored ADR	4.3	1.7
Motorola Solutions, Inc.	4.1	3.8
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.0	3.4
Rogers Communications, Inc. Class B (non-vtg.)	3.7	2.2
	59.3
Top Industries (% of fund's net assets)
As of February 28, 2013
Wireless Telecommunication Services	39.8%
Communications Equipment	27.0%
Diversified Telecommunication Services	13.0%
Real Estate Investment Trusts	7.5%
Internet Software & Services	4.5%
All Others*	8.2%

As of August 31, 2012
Wireless Telecommunication Services	39.8%
Communications Equipment	25.3%
Diversified Telecommunication Services	15.0%
Real Estate Investment Trusts	4.5%
Software	2.8%
All Others*	12.6%

* Includes short-term investments and net other assets.

Annual Report

Wireless Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
AEROSPACE & DEFENSE - 0.6%
Aerospace & Defense - 0.6%
Kratos Defense & Security Solutions, Inc. (a)(d)	325,500	$ 1,376,865
COMMUNICATIONS EQUIPMENT - 27.0%
Communications Equipment - 27.0%
Alcatel-Lucent SA sponsored ADR (a)	435,100	596,087
Aruba Networks, Inc. (a)	117,484	2,927,701
Globecomm Systems, Inc. (a)	8,700	105,618
Harris Corp.	61,700	2,965,919
InterDigital, Inc. (d)	57,400	2,548,560
Juniper Networks, Inc. (a)	60,900	1,259,412
Motorola Solutions, Inc.	165,768	10,312,427
Nokia Corp. sponsored ADR (d)	626,000	2,284,900
Polycom, Inc. (a)	39,900	363,489
QUALCOMM, Inc.	385,050	25,270,832
Research In Motion Ltd. (a)(d)	298,400	3,983,641
Riverbed Technology, Inc. (a)	82,600	1,262,128
Sierra Wireless, Inc. (a)	76,600	861,634
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	830,900	10,145,289
Ubiquiti Networks, Inc. (d)	18,100	249,237
ViaSat, Inc. (a)	70,600	3,315,376
		68,452,250
COMPUTERS & PERIPHERALS - 0.6%
Computer Hardware - 0.6%
Apple, Inc.	3,550	1,566,970
DIVERSIFIED TELECOMMUNICATION SERVICES - 13.0%
Alternative Carriers - 0.0%
Lumos Networks Corp.	12,400	141,608
Integrated Telecommunication Services - 13.0%
AT&T, Inc.	330,700	11,875,437
China Unicom Ltd. sponsored ADR	286,800	4,178,676
Telefonica Brasil SA sponsored ADR	30,500	803,980
Telefonica SA sponsored ADR	299,311	3,897,029
Verizon Communications, Inc.	261,600	12,172,248
		32,927,370
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		33,068,978
ELECTRONIC EQUIPMENT & COMPONENTS - 0.4%
Electronic Manufacturing Services - 0.4%
Flextronics International Ltd. (a)	105,900	704,235
Uni-Pixel, Inc. (a)(d)	16,900	398,840
		1,103,075
INTERNET SOFTWARE & SERVICES - 4.5%
Internet Software & Services - 4.5%
Baidu.com, Inc. sponsored ADR (a)	12,900	1,170,804
Google, Inc. Class A (a)	8,300	6,649,960

	Shares	Value
Velti PLC (a)(d)	150,000	$ 552,000
Web.com Group, Inc. (a)	169,500	2,895,060
		11,267,824
IT SERVICES - 0.0%
Data Processing & Outsourced Services - 0.0%
NeuStar, Inc. Class A (a)	400	17,540
MEDIA - 0.0%
Cable & Satellite - 0.0%
DISH Network Corp. Class A	900	31,320
Virgin Media, Inc.	50	2,320
		33,640
REAL ESTATE INVESTMENT TRUSTS - 7.5%
Specialized REITs - 7.5%
American Tower Corp.	245,392	19,042,419
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Semiconductors - 3.3%
Analog Devices, Inc.	10,600	479,332
Avago Technologies Ltd.	37,900	1,296,938
Broadcom Corp. Class A	17,700	603,747
Freescale Semiconductor Holdings I Ltd. (a)(d)	44,500	686,635
Mellanox Technologies Ltd. (a)	7,300	384,929
RF Micro Devices, Inc. (a)	666,300	3,071,643
Samsung Electronics Co. Ltd.	481	684,893
Skyworks Solutions, Inc. (a)	56,200	1,197,060
		8,405,177
SOFTWARE - 1.8%
Application Software - 1.6%
AsiaInfo-Linkage, Inc. (a)	54,750	603,893
Comverse, Inc.	32,268	888,015
Gameloft Se (a)	311,362	2,093,468
Synchronoss Technologies, Inc. (a)	4,750	143,308
Verint Systems, Inc. (a)	12,757	435,907
		4,164,591
Systems Software - 0.2%
Allot Communications Ltd. (a)	31,200	428,376
TOTAL SOFTWARE		4,592,967
WIRELESS TELECOMMUNICATION SERVICES - 39.8%
Wireless Telecommunication Services - 39.8%
America Movil S.A.B. de CV Series L sponsored ADR	58,100	1,213,709
China Mobile Ltd. sponsored ADR	138,200	7,573,360
Clearwire Corp. Class A (a)	969,950	3,026,244
Crown Castle International Corp. (a)	123,200	8,599,360
Leap Wireless International, Inc. (a)(d)	36,050	192,868
MetroPCS Communications, Inc. (a)	352,450	3,454,010
NII Holdings, Inc. (a)(d)	345,300	1,664,346
NTT DoCoMo, Inc. sponsored ADR (d)	712,100	11,009,066
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Rogers Communications, Inc. Class B (non-vtg.) (d)	199,100	$ 9,456,405
SBA Communications Corp. Class A (a)	162,700	11,571,224
Sprint Nextel Corp. (a)	1,359,131	7,882,960
Telephone & Data Systems, Inc.	152,114	3,481,889
U.S. Cellular Corp. (a)	50,600	1,861,574
USA Mobility, Inc.	36,400	422,968
Vodafone Group PLC sponsored ADR	1,179,800	29,660,171
		101,070,154
TOTAL COMMON STOCKS (Cost $207,775,819)		249,997,859
Money Market Funds - 10.6%

Fidelity Cash Central Fund, 0.16% (b)	4,481,177	4,481,177
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	22,387,205	22,387,205
TOTAL MONEY MARKET FUNDS (Cost $26,868,382)		26,868,382
TOTAL INVESTMENT PORTFOLIO - 109.1% (Cost $234,644,201)		276,866,241
NET OTHER ASSETS (LIABILITIES) - (9.1)%		(23,072,004)
NET ASSETS - 100%		$ 253,794,237
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,173
Fidelity Securities Lending Cash Central Fund	267,751
Total	$ 272,924
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	63.1%
United Kingdom	11.7%
Canada	5.6%
Hong Kong	4.7%
Japan	4.3%
Sweden	4.0%
Spain	1.5%
France	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $21,249,412) - See accompanying schedule: Unaffiliated issuers (cost $207,775,819)	$ 249,997,859
Fidelity Central Funds (cost $26,868,382)	26,868,382
Total Investments (cost $234,644,201)		$ 276,866,241
Cash		40
Receivable for fund shares sold		276,074
Dividends receivable		22,168
Distributions receivable from Fidelity Central Funds		20,258
Prepaid expenses		366
Receivable from investment adviser for expense reductions		28
Other receivables		42,433
Total assets		277,227,608

Liabilities
Payable for investments purchased	$ 601,343
Payable for fund shares redeemed	233,303
Accrued management fee	118,286
Other affiliated payables	60,834
Other payables and accrued expenses	32,400
Collateral on securities loaned, at value	22,387,205
Total liabilities		23,433,371

Net Assets		$ 253,794,237
Net Assets consist of:
Paid in capital		$ 230,464,240
Distributions in excess of net investment income		(689,955)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,195,683)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		42,215,635
Net Assets, for 29,514,456 shares outstanding		$ 253,794,237
Net Asset Value, offering price and redemption price per share ($253,794,237 ÷ 29,514,456 shares)		$ 8.60

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 5,541,619
Interest		13
Income from Fidelity Central Funds		272,924
Total income		5,814,556

Expenses
Management fee	$ 1,366,464
Transfer agent fees	642,999
Accounting and security lending fees	101,219
Custodian fees and expenses	22,028
Independent trustees' compensation	1,619
Registration fees	26,840
Audit	37,800
Legal	1,113
Miscellaneous	2,262
Total expenses before reductions	2,202,344
Expense reductions	(75,585)	2,126,759
Net investment income (loss)		3,687,797
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(182,793)
Foreign currency transactions	(29,732)
Total net realized gain (loss)		(212,525)
Change in net unrealized appreciation (depreciation) on: Investment securities	27,752,526
Assets and liabilities in foreign currencies	(2,352)
Total change in net unrealized appreciation (depreciation)		27,750,174
Net gain (loss)		27,537,649
Net increase (decrease) in net assets resulting from operations		$ 31,225,446

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,687,797	$ 3,593,386
Net realized gain (loss)	(212,525)	7,882,810
Change in net unrealized appreciation (depreciation)	27,750,174	(21,251,144)
Net increase (decrease) in net assets resulting from operations	31,225,446	(9,774,948)
Distributions to shareholders from net investment income	(4,135,652)	(2,771,729)
Distributions to shareholders from net realized gain	-	(10,255,385)
Total distributions	(4,135,652)	(13,027,114)
Share transactions Proceeds from sales of shares	47,598,521	59,170,659
Reinvestment of distributions	3,963,751	12,540,423
Cost of shares redeemed	(87,559,651)	(147,309,703)
Net increase (decrease) in net assets resulting from share transactions	(35,997,379)	(75,598,621)
Redemption fees	6,317	14,005
Total increase (decrease) in net assets	(8,901,268)	(98,386,678)

Net Assets
Beginning of period	262,695,505	361,082,183
End of period (including distributions in excess of net investment income of $689,955 and distributions in excess of net investment income of $216,760, respectively)	$ 253,794,237	$ 262,695,505
Other Information Shares
Sold	5,878,305	7,641,356
Issued in reinvestment of distributions	483,848	1,729,713
Redeemed	(11,054,527)	(18,743,667)
Net increase (decrease)	(4,692,374)	(9,372,598)

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.68	$ 8.29	$ 6.47	$ 4.44	$ 7.23
Income from Investment Operations
Net investment income (loss) B	.12	.10 E	.08	.06	.05
Net realized and unrealized gain (loss)	.94	(.33)	1.82	2.03	(2.78)
Total from investment operations	1.06	(.23)	1.90	2.09	(2.73)
Distributions from net investment income	(.14)	(.08)	(.08)	(.06)	(.06)
Distributions from net realized gain	-	(.30)	-	-	-
Total distributions	(.14)	(.38)	(.08)	(.06)	(.06)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 8.60	$ 7.68	$ 8.29	$ 6.47	$ 4.44
Total Return A	13.89%	(2.55)%	29.55%	47.06%	(37.68)%
Ratios to Average Net Assets C, F
Expenses before reductions	.90%	.90%	.92%	.96%	.95%
Expenses net of fee waivers, if any	.90%	.90%	.92%	.96%	.95%
Expenses net of all reductions	.87%	.89%	.91%	.94%	.94%
Net investment income (loss)	1.50%	1.23% E	1.08%	.90%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 253,794	$ 262,696	$ 361,082	$ 304,896	$ 181,114
Portfolio turnover rate D	100%	114%	111%	154%	191%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been ..90%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs, futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 48,561,019
Gross unrealized depreciation	(10,318,814)
Net unrealized appreciation (depreciation) on securities and other investments	$ 38,242,205

Tax Cost	$ 238,624,036

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (14,215,847)
Net unrealized appreciation (depreciation)	$ 38,235,800

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (10,136,298)
Long-term	(4,079,549)

Total capital loss carryforward	$ (14,215,847)

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 4,135,652	$ 9,804,983
Long-term Capital Gains	-	3,222,131
Total	$ 4,135,652	$ 13,027,114

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $243,363,251 and $274,846,042, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18,842 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $657 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $120,375. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $267,751, including $1,216 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $75,557 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $28.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Telecommunications Portfolio's management and Wireless Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Select Telecommunications Portfolio designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Select Telecommunications Portfolio designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Distributions (Unaudited)

Wireless Portfolio designates 57% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Wireless Portfolio designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Telecommunications Portfolio

Wireless Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

Annual Report

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELTS-UANNPRO-0413
1.910426.103

Fidelity®

Select Portfolios®

Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)
Communications Equipment Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Computers Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Electronics Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
IT Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Software and Computer Services Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Technology Portfolio	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
Notes to Financial Statements	(Click Here)
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Communications Equipment Portfolio	.92%
Actual		$ 1,000.00	$ 1,117.20	$ 4.83
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61
Computers Portfolio	.84%
Actual		$ 1,000.00	$ 1,007.80	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Electronics Portfolio	.85%
Actual		$ 1,000.00	$ 1,063.30	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
IT Services Portfolio	.86%
Actual		$ 1,000.00	$ 1,144.70	$ 4.57
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31
Software and Computer Services Portfolio	.81%
Actual		$ 1,000.00	$ 1,072.60	$ 4.16
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Technology Portfolio	.81%
Actual		$ 1,000.00	$ 1,007.90	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio A	0.07%	4.86%	9.44%

A Prior to October 1, 2006, Communications Equipment Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Ali Khan, who became sole Portfolio Manager of Communications Equipment Portfolio on October 1, 2012, after serving as Co-Manager: For the year, the fund returned 0.07%, lagging the 1.55% mark of the S&P® Custom Communications Equipment Index and also trailing the S&P 500®. Stocks in the fund's universe struggled during the period against the backdrop of tepid spending on communications equipment by enterprise and telecom services customers. Versus the industry index, stock selection within the fund's primary universe of communications equipment dampened performance, as did a stake in cash and cash equivalents averaging roughly 4%. Holding cash was especially counterproductive during the second half of the period, when the market advanced smartly. The largest individual detractor on a relative basis was Polycom, a provider of high-definition videoconferencing software and equipment, and a large overweighting for the fund. This stock shed more than half of its value, as the company struggled to manage a shift from being primarily a hardware vendor to mainly selling software. I thought Polycom would eventually get these difficulties sorted out and - with risks here muted by the company's strong balance sheet - added to the position. A sizable underweighting in Swedish communications infrastructure provider Ericsson also proved unrewarding, as this stock showed a solid gain, driven in part by strong sales results for the fourth quarter of 2012. The remaining three of the five largest relative detractors were index components the fund didn't own: mobile device maker Motorola Mobility Holdings - which was bought by Google in May 2012 - cable equipment supplier Arris Group and Ixia, which provides testing and optimizing services for networks and data centers. Conversely, exposure to several non-index groups benefited our results, including semiconductors, semiconductor equipment and systems software. At the stock level, the three largest contributors were underweighted index constituents that fared poorly. Canada's Research In Motion saw its shares fall by roughly 5%, as doubts remained about the company's ability to reinvigorate its product line. That said, the stock's overall performance represented a considerable improvement from where it stood at the period's halfway mark, as anticipation grew for the firm's BlackBerry® 10 smartphone that was introduced at the end of January. I used this stock's mid-period swoon to significantly increase the position to an overweighting, making it the fund's seventh-largest holding by period end. Likewise, Finnish benchmark component Nokia - once an industry leader in the mobile handset space - was forced to play catch-up after its products were eclipsed by Apple's iPhone® smartphone and competitors based on the Android mobile operating system. I was less optimistic about Nokia's prospects for a turnaround and retained a sizable underweighting here. Another underweighted contributor, French network equipment provider Alcatel-Lucent, struggled with mediocre financial results but was one example of my attempt to boost the fund's exposure to telecom equipment companies. This stock ended the period as the fund's tenth-largest holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Communications Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	15.3	16.6
QUALCOMM, Inc.	14.8	20.2
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	5.6	5.0
Juniper Networks, Inc.	5.6	4.1
Motorola Solutions, Inc.	3.6	3.4
Brocade Communications Systems, Inc.	3.1	3.3
Research In Motion Ltd.	3.0	1.5
F5 Networks, Inc.	2.5	1.8
Polycom, Inc.	2.3	2.6
Alcatel-Lucent SA sponsored ADR	2.2	0.3
	58.0
Top Industries (% of fund's net assets)
As of February 28, 2013
Communications Equipment	82.6%
Semiconductors & Semiconductor Equipment	3.8%
Electronic Equipment & Components	3.7%
Computers Peripherals	2.3%
IT Services	1.6%
All Others*	6.0%

As of August 31, 2012
Communications Equipment	80.4%
Semiconductors & Semiconductor Equipment	4.1%
Electronic Equipment & Components	3.8%
Computers & Peripherals	0.7%
Media	0.3%
All Others*	10.7%

* Includes short-term investments and net other assets.

Annual Report

Communications Equipment Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 82.6%
Communications Equipment - 82.6%
Acme Packet, Inc. (a)	180,691	$ 5,272,563
ADTRAN, Inc. (d)	270,000	6,031,800
ADVA AG Optical Networking (a)	193,746	1,084,629
Alcatel-Lucent SA sponsored ADR (a)	5,190,143	7,110,496
Anaren, Inc. (a)	109,000	2,109,150
Aruba Networks, Inc. (a)	111,323	2,774,169
Brocade Communications Systems, Inc. (a)	1,768,941	9,923,759
Ciena Corp. (a)	117,800	1,795,272
Cisco Systems, Inc.	2,314,976	48,267,247
Comtech Telecommunications Corp.	118,700	3,178,786
Emulex Corp. (a)	76,000	490,200
F5 Networks, Inc. (a)	84,935	8,020,412
Finisar Corp. (a)(d)	430,852	6,311,982
Harris Corp.	62,400	2,999,568
Infinera Corp. (a)(d)	619,000	4,017,310
InterDigital, Inc. (d)	72,200	3,205,680
JDS Uniphase Corp. (a)	85,900	1,216,344
Juniper Networks, Inc. (a)	852,512	17,629,948
Meru Networks, Inc. (a)(d)	83,200	371,904
Motorola Solutions, Inc.	182,181	11,333,480
NETGEAR, Inc. (a)	171,150	5,827,658
Nokia Corp. sponsored ADR (d)	1,432,630	5,229,100
Plantronics, Inc.	61,300	2,474,068
Polycom, Inc. (a)	782,863	7,131,882
QUALCOMM, Inc.	714,019	46,861,067
Radware Ltd. (a)	45,100	1,640,738
Research In Motion Ltd. (a)(d)	700,800	9,355,682
Riverbed Technology, Inc. (a)	424,942	6,493,114
Sonus Networks, Inc. (a)	1,808,900	4,431,805
Symmetricom, Inc. (a)	460,900	2,276,846
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	1,463,280	17,866,649
ViaSat, Inc. (a)(d)	111,200	5,221,952
Wi-Lan, Inc.	720,200	3,093,805
		261,049,065
COMPUTERS & PERIPHERALS - 2.3%
Computer Hardware - 2.3%
Apple, Inc.	13,400	5,914,760
Super Micro Computer, Inc. (a)	111,000	1,298,700
		7,213,460
ELECTRONIC EQUIPMENT & COMPONENTS - 3.7%
Electronic Manufacturing Services - 3.2%
Fabrinet (a)	119,600	1,962,636
Flextronics International Ltd. (a)	519,700	3,456,005
TE Connectivity Ltd.	117,500	4,715,275
		10,133,916

	Shares	Value
Technology Distributors - 0.5%
Arrow Electronics, Inc. (a)	40,400	$ 1,622,060
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		11,755,976
IT SERVICES - 1.6%
IT Consulting & Other Services - 1.6%
Amdocs Ltd.	133,200	4,857,804
MEDIA - 0.2%
Advertising - 0.2%
Digital Generation, Inc. (a)(d)	94,100	729,275
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
Semiconductors - 3.8%
Altera Corp.	116,600	4,129,972
Analog Devices, Inc.	55,800	2,523,276
Broadcom Corp. Class A	73,300	2,500,263
GSI Technology, Inc. (a)	203,500	1,306,470
Skyworks Solutions, Inc. (a)	72,800	1,550,640
		12,010,621
SOFTWARE - 0.6%
Application Software - 0.1%
BroadSoft, Inc. (a)	20,500	430,500
Systems Software - 0.5%
Allot Communications Ltd. (a)	105,500	1,448,515
TOTAL SOFTWARE		1,879,015
TOTAL COMMON STOCKS (Cost $301,329,031)		299,495,216
Money Market Funds - 19.1%

Fidelity Cash Central Fund, 0.16% (b)	18,654,698	18,654,698
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	41,873,417	41,873,417
TOTAL MONEY MARKET FUNDS (Cost $60,528,115)		60,528,115
TOTAL INVESTMENT PORTFOLIO - 113.9% (Cost $361,857,146)	360,023,331
NET OTHER ASSETS (LIABILITIES) - (13.9)%	(44,010,996)
NET ASSETS - 100%	$ 316,012,335
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,720
Fidelity Securities Lending Cash Central Fund	354,841
Total	$ 373,561
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.4%
Sweden	5.6%
Canada	4.0%
France	2.2%
Finland	1.7%
Bailiwick of Guernsey	1.6%
Switzerland	1.5%
Singapore	1.1%
Israel	1.0%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $39,998,407) - See accompanying schedule: Unaffiliated issuers (cost $301,329,031)	$ 299,495,216
Fidelity Central Funds (cost $60,528,115)	60,528,115
Total Investments (cost $361,857,146)		$ 360,023,331
Receivable for fund shares sold		308,073
Dividends receivable		66,019
Distributions receivable from Fidelity Central Funds		48,991
Prepaid expenses		135
Receivable from investment adviser for expense reductions		170
Other receivables		40,448
Total assets		360,487,167

Liabilities
Payable for investments purchased	$ 1,984,005
Payable for fund shares redeemed	357,374
Accrued management fee	146,620
Other affiliated payables	80,701
Other payables and accrued expenses	32,715
Collateral on securities loaned, at value	41,873,417
Total liabilities		44,474,832

Net Assets		$ 316,012,335
Net Assets consist of:
Paid in capital		$ 364,600,685
Distributions in excess of net investment income		(161)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,754,343)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,833,846)
Net Assets, for 12,996,704 shares outstanding		$ 316,012,335
Net Asset Value, offering price and redemption price per share ($316,012,335 ÷ 12,996,704 shares)		$ 24.31

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 2,436,755
Special dividends		1,144,000
Interest		17
Income from Fidelity Central Funds (including $354,841 from security lending)		373,561
Total income		3,954,333

Expenses
Management fee	$ 1,475,534
Transfer agent fees	764,280
Accounting and security lending fees	109,848
Custodian fees and expenses	34,938
Independent trustees' compensation	1,792
Registration fees	22,865
Audit	42,561
Legal	3,112
Miscellaneous	2,857
Total expenses before reductions	2,457,787
Expense reductions	(110,575)	2,347,212
Net investment income (loss)		1,607,121
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,259,977
Foreign currency transactions	914
Total net realized gain (loss)		16,260,891
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,632,019)
Assets and liabilities in foreign currencies	(31)
Total change in net unrealized appreciation (depreciation)		(20,632,050)
Net gain (loss)		(4,371,159)
Net increase (decrease) in net assets resulting from operations		$ (2,764,038)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,607,121	$ 471,999
Net realized gain (loss)	16,260,891	(28,111,790)
Change in net unrealized appreciation (depreciation)	(20,632,050)	(70,792,607)
Net increase (decrease) in net assets resulting from operations	(2,764,038)	(98,432,398)
Distributions to shareholders from net investment income	(1,920,292)	(390,659)
Distributions to shareholders from return of capital	(253,959)	0
Total Distributions	(2,174,251)	(390,659)
Share transactions Proceeds from sales of shares	167,243,187	125,804,694
Reinvestment of distributions	2,090,968	376,474
Cost of shares redeemed	(180,990,018)	(281,569,831)
Net increase (decrease) in net assets resulting from share transactions	(11,655,863)	(155,388,663)
Redemption fees	8,319	15,056
Total increase (decrease) in net assets	(16,585,833)	(254,196,664)

Net Assets
Beginning of period	332,598,168	586,794,832
End of period (including distributions in excess of net investment income of $161 and undistributed net investment income of $49,118, respectively)	$ 316,012,335	$ 332,598,168
Other Information Shares
Sold	7,302,222	4,687,831
Issued in reinvestment of distributions	91,852	16,777
Redeemed	(7,970,510)	(10,954,733)
Net increase (decrease)	(576,436)	(6,250,125)

Financial Highlights

Years ended February 28,	2013	2012 I	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 24.50	$ 29.60	$ 20.79	$ 10.72	$ 19.50
Income from Investment Operations
Net investment income (loss) B	.14 E,K	.03	(.10)	(.07) F	.04
Net realized and unrealized gain (loss)	(.14) K	(5.10)	8.91	10.20	(8.77)
Total from investment operations	-	(5.07)	8.81	10.13	(8.73)
Distributions from net investment income	(.17)	(.03)	-	(.06)	(.05)
Distributions from return of capital	(.02)	-	-	-	-
Total distributions	(.19)	(.03)	-	(.06)	(.05)
Redemption fees added to paid in capital B, J	-	-	-	-	-
Net asset value, end of period	$ 24.31	$ 24.50	$ 29.60	$ 20.79	$ 10.72
Total Return A	.07% K	(17.13)%	42.38%	94.47%	(44.79)%
Ratios to Average Net Assets C, G
Expenses before reductions	.93%	.90%	.91%	.97%	.95%
Expenses net of fee waivers, if any	.93%	.90%	.91%	.97%	.95%
Expenses net of all reductions	.89%	.89%	.90%	.95%	.94%
Net investment income (loss)	.61% E	.12%	(.43)%	(.41)% F	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 316,012	$ 332,598	$ 586,795	$ 336,910	$ 125,918
Portfolio turnover rate D	54%	91%	85%	143% H	120%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been (.63)%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H The portfolio turnover rate does not include the assets acquired in the merger.

I For the year ended February 29.

J Amount represents less than $.01 per share.

K Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been (.19)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	-0.38%	9.93%	11.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Christopher Lin, who was named Portfolio Manager of Computers Portfolio on January 30, 2013: For the year, the fund returned -0.38%, considerably better than the -8.10% return of the S&P® Custom Computers & Peripherals Index but trailing the S&P 500®. Versus the broader market, computer-related stocks suffered from weakness in industry index heavyweight Apple and relatively stagnant demand for personal computers. Compared with its industry benchmark, the vast majority of the fund's outperformance came from stock selection in computer storage/peripherals and computer hardware, while positioning in IT consulting/other services and out-of-benchmark exposure to semiconductors also helped. A large average overweighting in ATM and point-of-sale device maker NCR was the fund's top contributor, as the stock benefited from strength in the company's operations in the hospitality industry. Electronics for Imaging, a maker of color digital print controllers and related equipment, also performed well, aided by the ongoing transition from analog to digital printing. I significantly reduced the former position and reduced the overweighting in the latter after taking over the fund. Our positioning in consumer electronics maker Apple - the fund's largest position during the period - also bolstered relative performance, although this stock was the fund's biggest detractor in absolute terms. The fund's overweighting here in the first half of the period, when the stock was doing well, was enough to produce an overall positive impact on relative performance. I reduced the fund's exposure to Apple when I began managing the fund, and it ended the period as a modest underweighting. A timely non-index position in Samsung Electronics, established in August, also lifted performance. Conversely, underweighting benchmark constituent Seagate Technology, which makes computer hard-disk drives, worked against us, as the stock rallied after floods in Thailand knocked out a production facility of its main competitor. A non-index stake in Polycom, a provider of high-definition videoconferencing software and equipment, also was unrewarding. This stock declined following the company's downwardly revised financial guidance early in the period and was sold from the fund by period end. Underweighting the strongly performing shares of server maker Silicon Graphics International worked against the fund as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Computers Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	14.7	25.0
IBM Corp.	14.1	13.5
Hewlett-Packard Co.	10.8	2.5
EMC Corp.	6.1	6.4
Dell, Inc.	5.0	2.1
SanDisk Corp.	4.9	2.6
Western Digital Corp.	4.9	3.2
NetApp, Inc.	4.4	3.1
Seagate Technology	4.0	3.0
Teradata Corp.	3.6	3.7
	72.5
Top Industries (% of fund's net assets)
As of February 28, 2013
Computers & Peripherals	74.2%
IT Services	17.7%
Semiconductors & Semiconductor Equipment	3.2%
Internet Software & Services	1.6%
Electronic Equipment & Components	0.5%
All Others*	2.8%

As of August 31, 2012
Computers & Peripherals	68.7%
IT Services	18.1%
Electronic Equipment & Components	3.7%
Communications Equipment	2.5%
Semiconductors & Semiconductor Equipment	2.0%
All Others*	5.0%

* Includes short-term investments and net other assets.

Annual Report

Computers Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
COMPUTERS & PERIPHERALS - 74.2%
Computer Hardware - 37.7%
Apple, Inc.	228,564	$ 100,888,150
Avid Technology, Inc. (a)	798,700	5,534,991
Cray, Inc. (a)	557,700	10,791,495
Dell, Inc.	2,451,207	34,194,338
Diebold, Inc.	445,900	12,592,216
Hewlett-Packard Co.	3,684,005	74,195,861
NCR Corp. (a)	236,700	6,528,186
Silicon Graphics International Corp. (a)(d)	393,800	5,926,690
Super Micro Computer, Inc. (a)	733,200	8,578,440
		259,230,367
Computer Storage & Peripherals - 36.5%
Datalink Corp. (a)	513,300	5,328,054
Dot Hill Systems Corp. (a)	357,340	464,542
Electronics for Imaging, Inc. (a)	519,915	11,989,240
EMC Corp. (a)	1,837,178	42,273,466
Imation Corp. (a)	1,077,300	3,673,593
Immersion Corp. (a)	24,600	164,574
Intermec, Inc. (a)	930,800	9,214,920
Intevac, Inc. (a)	698,089	3,336,865
Lexmark International, Inc. Class A (d)	489,100	10,769,982
NetApp, Inc. (a)	888,260	30,049,836
Novatel Wireless, Inc. (a)(e)	1,801,830	3,909,971
QLogic Corp. (a)	1,039,600	11,830,648
Quantum Corp. (a)	4,989,000	6,286,140
Rimage Corp.	247,600	1,688,632
SanDisk Corp. (a)	666,900	33,605,091
Seagate Technology	851,100	27,371,376
Smart Technologies, Inc. Class A (a)	1,026,500	1,539,755
Synaptics, Inc. (a)	269,200	9,357,392
Western Digital Corp.	708,784	33,426,253
Xyratex Ltd.	515,838	4,761,185
		251,041,515
TOTAL COMPUTERS & PERIPHERALS		510,271,882
ELECTRONIC EQUIPMENT & COMPONENTS - 0.5%
Electronic Manufacturing Services - 0.5%
Jabil Circuit, Inc.	178,600	3,345,178
INTERNET SOFTWARE & SERVICES - 1.6%
Internet Software & Services - 1.6%
Google, Inc. Class A (a)	13,700	10,976,440

	Shares	Value
IT SERVICES - 17.7%
IT Consulting & Other Services - 17.7%
IBM Corp.	482,848	$ 96,970,364
Teradata Corp. (a)	424,057	24,620,749
		121,591,113
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
Semiconductor Equipment - 0.7%
ASML Holding NV (Netherlands)	67,400	4,783,800
Semiconductors - 2.5%
Micron Technology, Inc. (a)	221,500	1,858,385
Samsung Electronics Co. Ltd.	10,653	15,168,740
		17,027,125
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		21,810,925
TOTAL COMMON STOCKS (Cost $635,833,810)		667,995,538
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.16% (b)	21,732,930	21,732,930
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	12,588,302	12,588,302
TOTAL MONEY MARKET FUNDS (Cost $34,321,232)		34,321,232
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $670,155,042)	702,316,770
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(15,212,238)
NET ASSETS - 100%	$ 687,104,532
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 33,113
Fidelity Securities Lending Cash Central Fund	662,914
Total	$ 696,027
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Novatel Wireless, Inc.	$ 3,280,534	$ 4,382,241	$ 2,333,550	$ -	$ 3,909,971
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 667,995,538	$ 663,211,738	$ 4,783,800	$ -
Money Market Funds	34,321,232	34,321,232	-	-
Total Investments in Securities:	$ 702,316,770	$ 697,532,970	$ 4,783,800	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $11,951,385) - See accompanying schedule: Unaffiliated issuers (cost $631,654,616)	$ 664,085,567
Fidelity Central Funds (cost $34,321,232)	34,321,232
Other affiliated issuers (cost $4,179,194)	3,909,971
Total Investments (cost $670,155,042)		$ 702,316,770
Receivable for investments sold		158,459
Receivable for fund shares sold		136,520
Dividends receivable		771,758
Distributions receivable from Fidelity Central Funds		86,789
Prepaid expenses		1,784
Receivable from investment adviser for expense reductions		406
Other receivables		266,148
Total assets		703,738,634

Liabilities
Payable for investments purchased	$ 2,046,420
Payable for fund shares redeemed	1,487,490
Accrued management fee	321,831
Other affiliated payables	152,181
Other payables and accrued expenses	37,878
Collateral on securities loaned, at value	12,588,302
Total liabilities		16,634,102

Net Assets		$ 687,104,532
Net Assets consist of:
Paid in capital		$ 642,436,774
Undistributed net investment income		416,241
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,152,534
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,098,983
Net Assets, for 10,651,076 shares outstanding		$ 687,104,532
Net Asset Value, offering price and redemption price per share ($687,104,532 ÷ 10,651,076 shares)		$ 64.51

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 7,731,524
Interest		94
Income from Fidelity Central Funds (including $662,914 from security lending)		696,027
Total income		8,427,645

Expenses
Management fee	$ 4,227,001
Transfer agent fees	1,765,897
Accounting and security lending fees	270,153
Custodian fees and expenses	36,578
Independent trustees' compensation	5,121
Registration fees	56,527
Audit	43,440
Legal	3,999
Interest	533
Miscellaneous	6,427
Total expenses before reductions	6,415,676
Expense reductions	(181,533)	6,234,143
Net investment income (loss)		2,193,502
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	74,598,398
Other affiliated issuers	(2,798,078)
Foreign currency transactions	(6,371)
Total net realized gain (loss)		71,793,949
Change in net unrealized appreciation (depreciation) on: Investment securities	(84,861,043)
Assets and liabilities in foreign currencies	(18,539)
Total change in net unrealized appreciation (depreciation)		(84,879,582)
Net gain (loss)		(13,085,633)
Net increase (decrease) in net assets resulting from operations		$ (10,892,131)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,193,502	$ (1,808,619)
Net realized gain (loss)	71,793,949	(13,271,623)
Change in net unrealized appreciation (depreciation)	(84,879,582)	67,711,464
Net increase (decrease) in net assets resulting from operations	(10,892,131)	52,631,222
Distributions to shareholders from net investment income	(1,409,664)	-
Share transactions Proceeds from sales of shares	291,353,775	303,359,134
Reinvestment of distributions	1,367,084	-
Cost of shares redeemed	(352,076,506)	(206,780,928)
Net increase (decrease) in net assets resulting from share transactions	(59,355,647)	96,578,206
Redemption fees	48,976	16,407
Total increase (decrease) in net assets	(71,608,466)	149,225,835

Net Assets
Beginning of period	758,712,998	609,487,163
End of period (including undistributed net investment income of $416,241 and accumulated net investment loss of $361,226, respectively)	$ 687,104,532	$ 758,712,998
Other Information Shares
Sold	4,507,134	5,122,159
Issued in reinvestment of distributions	22,287	-
Redeemed	(5,570,165)	(3,621,731)
Net increase (decrease)	(1,040,744)	1,500,428

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 64.89	$ 59.80	$ 43.59	$ 23.44	$ 40.26
Income from Investment Operations
Net investment income (loss) B	.18	(.18)	(.25)	(.07)	(.02)
Net realized and unrealized gain (loss)	(.43)	5.27	16.46	20.22	(16.80)
Total from investment operations	(.25)	5.09	16.21	20.15	(16.82)
Distributions from net investment income	(.13)	-	-	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 64.51	$ 64.89	$ 59.80	$ 43.59	$ 23.44
Total Return A	(.38)%	8.51%	37.19%	85.96%	(41.78)%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.86%	.89%	.95%	.92%
Expenses net of fee waivers, if any	.85%	.86%	.89%	.95%	.92%
Expenses net of all reductions	.82%	.85%	.88%	.92%	.91%
Net investment income (loss)	.29%	(.32)%	(.50)%	(.18)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 687,105	$ 758,713	$ 609,487	$ 502,708	$ 207,163
Portfolio turnover rate D	184%	193%	141%	269%	183%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Electronics Portfolio	-6.20%	6.58%	7.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Electronics Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Electronics Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Stephen Barwikowski, who became sole Portfolio Manager of Electronics Portfolio on January 30, 2013, after serving as Co-Manager: For the year, the fund returned -6.20%, considerably behind the -4.40% mark of its industry benchmark, the MSCI® U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index, and the broadly based S&P 500®. Versus the broader market, the electronics group was weighed down mainly by weakness in its primary component, semiconductors. Chip stocks with ties to the personal computer industry were particularly weak, reflecting tepid PC demand. Compared with the MSCI index, the fund's underperformance was completely attributable to the first half of the period, when concern intensified about the European sovereign debt crisis and decelerating global economic growth. At this time, investors shunned a number of semiconductor stocks - many with ties to the smartphone and tablet markets - where the fund had overweighted exposure, and they favored defensive stocks, such as PC chipmaker and index heavyweight Intel. The fund's fortunes improved in the second half of the period, when a number of our positions that had stumbled earlier perked up, enabling the fund to beat the MSCI index by more than two percentage points during this stretch. For the one-year period overall, a substantial overweighting in PC chipmaker Advanced Micro Devices worked against us, as lowered quarterly revenue guidance, issued in July, depressed the stock, and I sold it shortly thereafter. Another detractor was Marvell Technology Group, one of the fund's largest holdings during the period. This stock was hurt by the company's exposure to the faltering PC industry, among other factors. A sizable underweighting in strong-performing chip equipment maker Applied Materials - which I sold - also detracted. On the positive side, a large underweighting in PC chipmaker and index heavyweight Intel bolstered performance, given this stock's weak performance. The fund's results also got a boost from a non-index position in Dutch holding NXP Semiconductors, a leading maker of components for Near Field Communication (NFC) technology. During the period, NFC won increasing acceptance in smartphones. One of the fund's largest overweightings, Freescale Semiconductor, was another significant contributor, as the stock rallied near period end, in part reflecting the market's increasing confidence in the company's recently adopted strategic plan.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Electronics Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Broadcom Corp. Class A	10.7	9.5
Altera Corp.	8.1	5.2
Intel Corp.	6.7	3.3
Skyworks Solutions, Inc.	5.5	2.1
Marvell Technology Group Ltd.	4.9	4.2
Intersil Corp. Class A	4.7	4.6
Avago Technologies Ltd.	3.9	4.0
Flextronics International Ltd.	3.7	2.3
Freescale Semiconductor Holdings I Ltd.	3.6	4.5
Micron Technology, Inc.	3.1	2.6
	54.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Semiconductors & Semiconductor Equipment	75.3%
Electronic Equipment & Components	11.0%
Computers & Peripherals	4.4%
Communications Equipment	3.8%
Software	0.8%
All Others*	4.7%

As of August 31, 2012
Semiconductors & Semiconductor Equipment	78.2%
Electronic Equipment & Components	9.5%
Communications Equipment	6.6%
Computers & Peripherals	1.3%
Software	0.1%
All Others*	4.3%

* Includes short-term investments and net other assets.

Annual Report

Electronics Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value
BIOTECHNOLOGY - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)(f)	285,468	$ 3
COMMUNICATIONS EQUIPMENT - 3.8%
Communications Equipment - 3.8%
Brocade Communications Systems, Inc. (a)	488,979	2,743,172
Polycom, Inc. (a)	1,148,262	10,460,667
QUALCOMM, Inc.	255,603	16,775,225
Riverbed Technology, Inc. (a)	420,400	6,423,712
		36,402,776
COMPUTERS & PERIPHERALS - 4.4%
Computer Hardware - 4.2%
Apple, Inc.	64,742	28,577,119
Hewlett-Packard Co.	556,328	11,204,446
		39,781,565
Computer Storage & Peripherals - 0.2%
SanDisk Corp. (a)	38,968	1,963,598
TOTAL COMPUTERS & PERIPHERALS		41,745,163
ELECTRONIC EQUIPMENT & COMPONENTS - 11.0%
Electronic Components - 2.6%
Aeroflex Holding Corp. (a)	1,777,595	16,442,754
Corning, Inc.	315,141	3,973,928
InvenSense, Inc. (a)	321,290	3,861,906
Universal Display Corp. (a)	29,500	925,710
		25,204,298
Electronic Manufacturing Services - 8.4%
Benchmark Electronics, Inc. (a)	235,833	4,108,211
Flextronics International Ltd. (a)	5,321,282	35,386,525
Jabil Circuit, Inc.	1,280,843	23,990,189
Plexus Corp. (a)	18	438
TTM Technologies, Inc. (a)	2,002,559	16,420,984
		79,906,347
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		105,110,645
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
Demand Media, Inc. (a)(d)	157,100	1,272,510
Facebook, Inc. Class A	55,249	1,505,535
Google, Inc. Class A (a)	1,800	1,442,160
		4,220,205
IT SERVICES - 0.3%
Data Processing & Outsourced Services - 0.3%
VeriFone Systems, Inc. (a)	145,000	2,750,650

	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 73.2%
Semiconductor Equipment - 0.3%
Amkor Technology, Inc. (a)(d)	177,455	$ 718,693
Lam Research Corp. (a)	64,573	2,731,438
		3,450,131
Semiconductors - 72.9%
Alpha & Omega Semiconductor Ltd. (a)	192,084	1,548,197
Altera Corp.	2,175,569	77,058,654
ANADIGICS, Inc. (a)	471,200	994,232
ARM Holdings PLC sponsored ADR	17	740
Atmel Corp. (a)	284,633	1,935,504
Avago Technologies Ltd.	1,089,017	37,266,162
Broadcom Corp. Class A	2,982,418	101,730,276
Cypress Semiconductor Corp.	2,055,999	21,649,669
Entropic Communications, Inc. (a)	600,452	2,647,993
EZchip Semiconductor Ltd. (a)	128,014	3,105,620
First Solar, Inc. (a)(d)	137,842	3,563,216
Freescale Semiconductor Holdings I Ltd. (a)(d)	2,203,563	34,000,977
Inphi Corp. (a)	946,471	9,142,910
Intel Corp.	3,072,715	64,066,108
Intermolecular, Inc. (a)	408,842	3,953,502
Intersil Corp. Class A	5,300,714	45,003,062
Lattice Semiconductor Corp. (a)	520,400	2,435,472
LSI Corp. (a)	2,228,305	15,509,003
M/A-COM Technology Solutions, Inc.	196,426	3,182,101
Marvell Technology Group Ltd.	4,635,260	46,816,126
MediaTek, Inc.	310,000	3,514,440
Mellanox Technologies Ltd. (a)	46,700	2,462,491
Microchip Technology, Inc. (d)	487,493	17,778,870
Micron Technology, Inc. (a)	3,486,135	29,248,673
Motech Industries, Inc. (a)	1	1
NVIDIA Corp.	1,958,706	24,797,218
NXP Semiconductors NV (a)	217,758	7,037,939
O2Micro International Ltd. sponsored ADR (a)	838,078	2,690,230
ON Semiconductor Corp. (a)	3,385,336	27,082,688
PMC-Sierra, Inc. (a)	3,902,454	25,326,926
RDA Microelectronics, Inc. sponsored ADR	69,482	753,185
Skyworks Solutions, Inc. (a)	2,457,936	52,354,037
Spreadtrum Communications, Inc. ADR	68,302	1,195,968
Texas Instruments, Inc.	537,819	18,484,839
TriQuint Semiconductor, Inc. (a)	521,597	2,451,506
Volterra Semiconductor Corp. (a)	274,900	4,219,715
		695,008,250
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		698,458,381
SOFTWARE - 0.8%
Application Software - 0.3%
Nuance Communications, Inc. (a)	164,037	3,019,921
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Home Entertainment Software - 0.0%
Zynga, Inc. (a)	9,565	$ 32,425
Systems Software - 0.5%
Allot Communications Ltd. (a)	166,350	2,283,986
Check Point Software Technologies Ltd. (a)	400	21,004
VMware, Inc. Class A (a)	31,500	2,262,645
		4,567,635
TOTAL SOFTWARE		7,619,981
TOTAL COMMON STOCKS (Cost $1,043,677,956)		896,307,804
Convertible Bonds - 2.1%
	Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
Semiconductors - 2.1%
Micron Technology, Inc.:
1.625% 2/15/33 (e)	$ 1,970,000	2,068,500
1.875% 8/1/31	5,680,000	5,928,500
3.125% 5/1/32 (e)	11,050,000	12,341,469
(Cost $17,669,109)		20,338,469
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	41,018,189	41,018,189
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	44,163,314	44,163,314
TOTAL MONEY MARKET FUNDS (Cost $85,181,503)		85,181,503
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $1,146,528,568)	1,001,827,776
NET OTHER ASSETS (LIABILITIES) - (5.0)%	(48,043,699)
NET ASSETS - 100%	$ 953,784,077
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,409,969 or 1.5% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arrowhead Research Corp. warrants 5/21/17	5/18/07	$ 1,033,745
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,101
Fidelity Securities Lending Cash Central Fund	336,950
Total	$ 378,051
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
BCD Semiconductor Manufacturing Ltd. ADR	$ 7,544,993	$ 1,039,548	$ 12,328,589	$ -	$ -
Total	$ 7,544,993	$ 1,039,548	$ 12,328,589	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 896,307,804	$ 892,793,360	$ 3,514,441	$ 3
Convertible Bonds	20,338,469	-	20,338,469	-
Money Market Funds	85,181,503	85,181,503	-	-
Total Investments in Securities:	$ 1,001,827,776	$ 977,974,863	$ 23,852,910	$ 3
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	81.2%
Bermuda	8.7%
Singapore	7.6%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $42,529,761) - See accompanying schedule: Unaffiliated issuers (cost $1,061,347,065)	$ 916,646,273
Fidelity Central Funds (cost $85,181,503)	85,181,503
Total Investments (cost $1,146,528,568)		$ 1,001,827,776
Cash		1
Receivable for investments sold		6,434,503
Receivable for fund shares sold		2,270,507
Dividends receivable		1,672,745
Interest receivable		125,669
Distributions receivable from Fidelity Central Funds		16,446
Prepaid expenses		1,582
Receivable from investment adviser for expense reductions		1,405
Other receivables		122,689
Total assets		1,012,473,323

Liabilities
Payable for investments purchased	$ 12,464,462
Payable for fund shares redeemed	1,347,799
Accrued management fee	436,126
Other affiliated payables	200,626
Other payables and accrued expenses	76,919
Collateral on securities loaned, at value	44,163,314
Total liabilities		58,689,246

Net Assets		$ 953,784,077
Net Assets consist of:
Paid in capital		$ 1,377,068,929
Distributions in excess of net investment income		(900)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(278,583,010)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(144,700,942)
Net Assets, for 19,144,945 shares outstanding		$ 953,784,077
Net Asset Value, offering price and redemption price per share ($953,784,077 ÷ 19,144,945 shares)		$ 49.82

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 10,859,156
Interest		136,357
Income from Fidelity Central Funds (including $336,950 from security lending)		378,051
Total income		11,373,564

Expenses
Management fee	$ 5,385,105
Transfer agent fees	2,244,131
Accounting and security lending fees	335,134
Custodian fees and expenses	87,816
Independent trustees' compensation	6,887
Depreciation in deferred trustee compensation account	(28)
Registration fees	32,664
Audit	41,829
Legal	7,183
Interest	1,409
Miscellaneous	10,253
Total expenses before reductions	8,152,383
Expense reductions	(237,262)	7,915,121
Net investment income (loss)		3,458,443
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(21,143,965)
Other affiliated issuers	830,122
Foreign currency transactions	2,098
Total net realized gain (loss)		(20,311,745)
Change in net unrealized appreciation (depreciation) on: Investment securities	(73,076,982)
Assets and liabilities in foreign currencies	(150)
Total change in net unrealized appreciation (depreciation)		(73,077,132)
Net gain (loss)		(93,388,877)
Net increase (decrease) in net assets resulting from operations		$ (89,930,434)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,458,443	$ 345,599
Net realized gain (loss)	(20,311,745)	164,105,931
Change in net unrealized appreciation (depreciation)	(73,077,132)	(175,704,422)
Net increase (decrease) in net assets resulting from operations	(89,930,434)	(11,252,892)
Distributions to shareholders from net investment income	(2,800,318)	(1,262,911)
Share transactions Proceeds from sales of shares	181,948,250	318,638,191
Reinvestment of distributions	2,646,881	1,197,593
Cost of shares redeemed	(429,835,446)	(402,899,738)
Net increase (decrease) in net assets resulting from share transactions	(245,240,315)	(83,063,954)
Redemption fees	14,064	56,684
Total increase (decrease) in net assets	(337,957,003)	(95,523,073)

Net Assets
Beginning of period	1,291,741,080	1,387,264,153
End of period (including distributions in excess of net investment income of $900 and distributions in excess of net investment income of $659,783, respectively)	$ 953,784,077	$ 1,291,741,080
Other Information Shares
Sold	3,819,489	6,469,469
Issued in reinvestment of distributions	59,545	25,727
Redeemed	(8,974,424)	(8,254,694)
Net increase (decrease)	(5,095,390)	(1,759,498)

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.29	$ 53.36	$ 39.66	$ 21.13	$ 37.17
Income from Investment Operations
Net investment income (loss) B	.17	.01	.06	.31	.34
Net realized and unrealized gain (loss)	(3.49)	(.02)	13.75	18.57	(16.19)
Total from investment operations	(3.32)	(.01)	13.81	18.88	(15.85)
Distributions from net investment income	(.15)	(.06)	(.11)	(.34)	(.19)
Distributions from net realized gain	-	-	-	(.01)	-
Total distributions	(.15)	(.06)	(.11)	(.35)	(.19)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 49.82	$ 53.29	$ 53.36	$ 39.66	$ 21.13
Total Return A	(6.20)%	(.01)%	34.87%	89.51%	(42.63)%
Ratios to Average Net Assets C, E
Expenses before reductions	.84%	.84%	.86%	.92%	.89%
Expenses net of fee waivers, if any	.84%	.84%	.86%	.92%	.89%
Expenses net of all reductions	.82%	.83%	.86%	.91%	.88%
Net investment income (loss)	.36%	.03%	.13%	.92%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 953,784	$ 1,291,741	$ 1,387,264	$ 1,104,541	$ 563,453
Portfolio turnover rate D	118%	137%	101%	71%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio A	17.22%	13.88%	13.97%

A Prior to October 1, 2006, IT Services Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Kyle Weaver, Portfolio Manager of IT Services Portfolio: For the year, the fund returned 17.22%, handily outdistancing the 14.15% gain of the MSCI® U.S. IMI Information Technology Services 25-50 Index and also topping the S&P 500®. As a group, IT services stocks benefited from strong performance in the data processing/outsourced services segment, which posted a return of roughly 21% and comprised over half of the MSCI industry benchmark. Versus this benchmark, stock selection in IT consulting/other services contributed more than three percentage points of the fund's outperformance, while non-index exposure to the Internet software/services and application software groups also proved rewarding. Although security selection in data processing/outsourced services had a positive impact, it was cancelled out by an underweighting in this strong- performing segment. A large underweighting in benchmark heavyweight IBM - a member of the IT consulting/other services segment - made it the fund's top relative contributor, as this stock recorded a modest gain of approximately 4% during the period. At the beginning of the period, IBM was trading at a valuation premium to the broader market, and I questioned whether that was sustainable, given the company's single-digit revenue growth in recent years. This stock comprised roughly 22% of the MSCI benchmark during the period, so the fund's stake of about 8% - which made it our fourth-largest holding by average exposure weight - was a significant underweighting that paid off. Almost as significant in its impact on relative performance was the fund's overweighting in Virtusa, a small, fast-growing IT services firm. As the period progressed, investors began to reward this stock for the firm's stellar earnings growth. Another large overweighting that paid off was software engineering provider EPAM Systems. In absolute terms, electronic payment facilitators Visa and MasterCard, the fund's second- and third-largest positions by average exposure weight, respectively, were significant contributors to performance. Conversely, an out-of-benchmark position in consumer finance - consisting entirely of a stake in prepaid debit card provider Green Dot - worked against us. Prepaid cards are replacing traditional banking for many U.S. consumers, and I thought Green Dot was well-positioned to benefit as a leader in that space. However, this stock lost over half of its value in late July, after the company lowered its revenue and earnings guidance for fiscal 2012, as stiffer competition pressured the firm's profit margins. Given the uncertainty of a rapidly changing competitive environment, I sold the stock. In the case of VeriFone Systems, a leading provider of point-of-sale (POS) terminals, uncertainty about the company's ability to integrate a recent acquisition, coupled with concern about the longer-term prospects for POS equipment, hampered the stock, and I reduced the overweighting here during the period. Underweighting a strong-performing benchmark component, CoreLogic, further detracted. CoreLogic provides business information, primarily for companies in the financials sector. This stock was lifted by the boom in mortgage refinancing, which positively impacted CoreLogic's business. In general, I look for investments that are less cyclical in nature, but in this case I probably should have made an exception.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

IT Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Visa, Inc. Class A	9.6	9.1
IBM Corp.	9.2	8.2
Cognizant Technology Solutions Corp. Class A	7.6	9.1
MasterCard, Inc. Class A	6.1	7.6
Accenture PLC Class A	5.1	7.0
Fidelity National Information Services, Inc.	4.0	3.0
EPAM Systems, Inc.	3.8	3.3
Virtusa Corp.	3.3	5.3
Heartland Payment Systems, Inc.	2.6	0.4
ExlService Holdings, Inc.	2.6	3.2
	53.9
Top Industries (% of fund's net assets)
As of February 28, 2013
IT Services	87.5%
Software	4.5%
Internet Software & Services	2.9%
Professional Services	2.5%
Office Electronics	1.0%
All Others*	1.6%

As of August 31, 2012
IT Services	87.1%
Software	6.4%
Internet Software & Services	3.1%
Office Electronics	1.3%
Computers & Peripherals	1.0%
All Others*	1.1%

* Includes short-term investments and net other assets.

Annual Report

IT Services Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Diversified Support Services - 0.1%
Performant Financial Corp.	39,822	$ 527,642
COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Palo Alto Networks, Inc.	400	24,452
COMPUTERS & PERIPHERALS - 0.4%
Computer Hardware - 0.4%
NCR Corp. (a)	79,500	2,192,610
INTERNET SOFTWARE & SERVICES - 2.9%
Internet Software & Services - 2.9%
Blucora, Inc. (a)	107,790	1,670,745
Demandware, Inc. (d)	71,420	1,889,059
E2open, Inc. (d)	93,100	1,839,656
Web.com Group, Inc. (a)	482,450	8,240,246
		13,639,706
IT SERVICES - 87.5%
Data Processing & Outsourced Services - 45.4%
Alliance Data Systems Corp. (a)(d)	47,380	7,518,732
Broadridge Financial Solutions, Inc.	7,800	179,010
Cardtronics, Inc. (a)	162,600	4,286,136
Cass Information Systems, Inc.	13,552	579,348
Computer Sciences Corp.	46,000	2,209,380
Convergys Corp.	60,900	1,010,331
CoreLogic, Inc. (a)	71,300	1,847,383
Euronet Worldwide, Inc. (a)	82,200	1,984,308
ExlService Holdings, Inc. (a)	396,900	12,014,163
Fidelity National Information Services, Inc.	505,200	19,020,780
Fiserv, Inc. (a)	73,000	5,994,030
FleetCor Technologies, Inc. (a)	93,600	6,534,216
Genpact Ltd.	409,500	7,211,295
Global Cash Access Holdings, Inc. (a)	315,100	2,237,210
Global Payments, Inc.	122,700	5,915,367
Heartland Payment Systems, Inc.	388,000	12,066,800
Higher One Holdings, Inc. (a)	2,700	24,138
Jack Henry & Associates, Inc.	6,600	288,552
Lender Processing Services, Inc.	36,400	893,984
MasterCard, Inc. Class A	55,440	28,707,941
ModusLink Global Solutions, Inc. (a)	4,400	12,672
NeuStar, Inc. Class A (a)	85,600	3,753,560
Sykes Enterprises, Inc. (a)	54,300	806,898
Syntel, Inc.	57,900	3,483,264
Teletech Holdings, Inc. (a)	2,000	37,420
The Western Union Co.	611,700	8,582,151
Total System Services, Inc.	378,200	8,986,032
Vantiv, Inc.	470,300	10,233,728
VeriFone Systems, Inc. (a)	218,000	4,135,460
Visa, Inc. Class A	286,212	45,404,671

	Shares	Value
WEX, Inc. (a)	600	$ 45,006
WNS Holdings Ltd. sponsored ADR (a)	551,629	7,755,904
		213,759,870
IT Consulting & Other Services - 42.1%
Accenture PLC Class A	319,900	23,787,764
Acxiom Corp. (a)	193,400	3,521,814
Atos Origin SA	58,416	4,338,716
Booz Allen Hamilton Holding Corp. Class A	26,900	344,320
Camelot Information Systems, Inc. ADR (a)	805,344	1,296,604
CGI Group, Inc. Class A (sub. vtg.) (a)	280,800	7,419,927
Ciber, Inc. (a)	236,200	1,051,090
Cognizant Technology Solutions Corp. Class A (a)	467,366	35,879,688
EPAM Systems, Inc.	860,500	18,053,290
Forrester Research, Inc.	97,600	2,680,096
Gartner, Inc. Class A (a)	79,700	3,965,872
HCL Technologies Ltd.	1,614	21,474
IBM Corp.	215,850	43,349,156
IBS Group Holding Ltd. GDR (Reg. S)	115,700	2,779,359
iGate Corp. (a)	204,207	3,902,396
Maximus, Inc.	43,000	3,129,540
NCI, Inc. Class A (a)	199,300	1,002,479
Pactera Technology International Ltd. ADR (d)	619,962	4,246,740
Sapient Corp. (a)	655,300	7,352,466
ServiceSource International, Inc. (a)	92,100	582,072
Teradata Corp. (a)	112,900	6,554,974
Unisys Corp. (a)	314,040	7,216,639
Virtusa Corp. (a)	751,166	15,736,928
		198,213,404
TOTAL IT SERVICES		411,973,274
OFFICE ELECTRONICS - 1.0%
Office Electronics - 1.0%
Xerox Corp.	574,200	4,656,762
PROFESSIONAL SERVICES - 2.5%
Research & Consulting Services - 2.5%
ICF International, Inc. (a)	193,600	4,789,664
IHS, Inc. Class A (a)	18,300	1,944,375
Nielsen Holdings B.V.	59,800	2,014,662
Verisk Analytics, Inc. (a)	50,900	2,978,668
		11,727,369
SOFTWARE - 4.5%
Application Software - 2.8%
Bottomline Technologies, Inc. (a)	170,300	4,620,239
Descartes Systems Group, Inc. (a)	68,400	623,476
Guidewire Software, Inc. (a)	109,100	3,987,605
Intuit, Inc.	600	38,688
Jive Software, Inc. (a)	67,900	1,125,782
MicroStrategy, Inc. Class A (a)	100	10,188
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Splunk, Inc.	600	$ 21,678
Ultimate Software Group, Inc. (a)	22,200	2,181,594
Workday, Inc.	1,400	77,406
Zensar Technologies Ltd.	138,123	571,850
		13,258,506
Systems Software - 1.7%
Check Point Software Technologies Ltd. (a)	129,200	6,784,292
Fortinet, Inc. (a)	500	12,090
Qualys, Inc.	93,200	1,105,352
		7,901,734
TOTAL SOFTWARE		21,160,240
TOTAL COMMON STOCKS (Cost $380,210,751)		465,902,055
Money Market Funds - 3.2%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	6,639,899	6,639,899
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	8,281,900	8,281,900
TOTAL MONEY MARKET FUNDS (Cost $14,921,799)		14,921,799
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $395,132,550)	480,823,854
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(9,861,532)
NET ASSETS - 100%	$ 470,962,322
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,924
Fidelity Securities Lending Cash Central Fund	46,240
Total	$ 56,164
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.4%
Ireland	5.1%
Canada	1.7%
Bailiwick of Jersey	1.6%
Bermuda	1.5%
Israel	1.5%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $8,147,070) - See accompanying schedule: Unaffiliated issuers (cost $380,210,751)	$ 465,902,055
Fidelity Central Funds (cost $14,921,799)	14,921,799
Total Investments (cost $395,132,550)		$ 480,823,854
Receivable for investments sold		1,112,814
Receivable for fund shares sold		2,592,465
Dividends receivable		227,594
Distributions receivable from Fidelity Central Funds		3,544
Prepaid expenses		749
Receivable from investment adviser for expense reductions		220
Other receivables		38,301
Total assets		484,799,541

Liabilities
Payable for investments purchased	$ 4,993,575
Payable for fund shares redeemed	232,986
Accrued management fee	204,107
Other affiliated payables	80,830
Other payables and accrued expenses	43,821
Collateral on securities loaned, at value	8,281,900
Total liabilities		13,837,219

Net Assets		$ 470,962,322
Net Assets consist of:
Paid in capital		$ 385,880,695
Accumulated net investment loss		(441,491)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(164,678)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,687,796
Net Assets, for 17,106,965 shares outstanding		$ 470,962,322
Net Asset Value, offering price and redemption price per share ($470,962,322 ÷ 17,106,965 shares)		$ 27.53

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 2,134,795
Special dividends		334,298
Income from Fidelity Central Funds (including $46,240 from security lending)		56,164
Total income		2,525,257

Expenses
Management fee	$ 1,860,257
Transfer agent fees	744,668
Accounting and security lending fees	131,339
Custodian fees and expenses	35,757
Independent trustees' compensation	2,108
Registration fees	42,650
Audit	50,196
Legal	1,146
Interest	265
Miscellaneous	2,337
Total expenses before reductions	2,870,723
Expense reductions	(35,583)	2,835,140
Net investment income (loss)		(309,883)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,225,270
Foreign currency transactions	(33,353)
Total net realized gain (loss)		2,191,917
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $16,492)	46,583,297
Assets and liabilities in foreign currencies	(1,904)
Total change in net unrealized appreciation (depreciation)		46,581,393
Net gain (loss)		48,773,310
Net increase (decrease) in net assets resulting from operations		$ 48,463,427

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (309,883)	$ (449,605)
Net realized gain (loss)	2,191,917	2,836,074
Change in net unrealized appreciation (depreciation)	46,581,393	11,969,009
Net increase (decrease) in net assets resulting from operations	48,463,427	14,355,478
Distributions to shareholders from net realized gain	(4,164,408)	(1,972,671)
Share transactions Proceeds from sales of shares	265,908,531	205,367,309
Reinvestment of distributions	4,072,995	1,911,677
Cost of shares redeemed	(92,447,606)	(102,517,642)
Net increase (decrease) in net assets resulting from share transactions	177,533,920	104,761,344
Redemption fees	5,718	7,354
Total increase (decrease) in net assets	221,838,657	117,151,505

Net Assets
Beginning of period	249,123,665	131,972,160
End of period (including accumulated net investment loss of $441,491 and accumulated net investment loss of $147,169, respectively)	$ 470,962,322	$ 249,123,665
Other Information Shares
Sold	10,288,342	9,259,270
Issued in reinvestment of distributions	165,233	83,735
Redeemed	(3,828,491)	(4,775,238)
Net increase (decrease)	6,625,084	4,567,767

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 23.77	$ 22.31	$ 17.08	$ 10.62	$ 14.77
Income from Investment Operations
Net investment income (loss) B	(.02) E	(.05)	(.03)	(.05)	(.02)
Net realized and unrealized gain (loss)	4.08	1.86	5.26	6.51	(4.14)
Total from investment operations	4.06	1.81	5.23	6.46	(4.16)
Distributions from net realized gain	(.30)	(.35)	-	-	-
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 27.53	$ 23.77	$ 22.31	$ 17.08	$ 10.62
Total Return A	17.22%	8.18%	30.62%	60.83%	(28.10)%
Ratios to Average Net Assets C, F
Expenses before reductions	.86%	.91%	.94%	.99%	1.00%
Expenses net of fee waivers, if any	.86%	.91%	.94%	.99%	1.00%
Expenses net of all reductions	.85%	.91%	.94%	.99%	1.00%
Net investment income (loss)	(.09)% E	(.24)%	(.16)%	(.31)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 470,962	$ 249,124	$ 131,972	$ 96,631	$ 48,039
Portfolio turnover rate D	107%	143%	156%	131%	140%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Software and Computer Services Portfolio	8.85%	11.76%	12.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and Computer Services Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Brian Lempel, Portfolio Manager of Software and Computer Services Portfolio: For the year, the fund rose 8.85%, underperforming both the 12.48% increase of its industry benchmark, the MSCI® U.S. IMI Software & Services 25-50 Index, and the broad-based S&P 500® Index. Despite a bumpy ride resulting from numerous macroeconomic concerns, investors' confidence improved and software/computer services stocks benefited from a spirited rally in the back half of the period. Turning to the fund's performance versus the MSCI index, stock selection, particularly in the Internet software/services and communications equipment groups, was the most significant detractor. On an individual basis, the most notable detractor was a stake in Active Network, which provides organization-based cloud-computing services that include online event registrations. Even though the company struggled after a recent acquisition, I believed the stock was priced well and tripled the fund's stake here. Polycom, a provider of unified communication in video, was another detractor. The stock stumbled recently due to the company's somewhat volatile transition to a software-as-a-service (SaaS) business-model. I sold the fund's position by period end. KIT digital, a platform provider for Internet-protocol-based videos, also dragged on performance, as its stock fell amid accounting issues. Shares of Callidus Software, which provides cloud-based sales service solutions, never recovered from a precipitous drop in May. The decline was prompted by weak financial results, as well as the company's difficulties in working through a business-model transition to SaaS. Positions in Internet media company Bazaarvoice and Responsys, which provides on-demand software for marketing campaigns, also hurt. Each of the companies I've named here were not a part of the MSCI index. On the plus side, stock selection in systems software and IT consulting/other services was most beneficial. Comverse Technology, which provides software-based products, was the fund's top individual contributor on a relative basis. I added to the fund's position through October, when its subsidiary Comverse announced a spin off and share distribution, which boosted Comverse Technology's stock's price. To take profits, I began selling our holdings until February, when Comverse Technology was acquired by analytic software firm Verint Systems. At period end, the fund held stakes in both Comverse and Verint. Also adding to relative performance was timely positioning in Electronic Arts, which rose during the second half in anticipation of its new video games' release. Timely ownership of Apple also provided a boost. I eliminated this sizable position by period end. Lastly, underweighting IBM and Microsoft were particularly helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Software and Computer Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	11.5	10.8
Microsoft Corp.	8.8	13.9
Oracle Corp.	7.2	6.8
IBM Corp.	5.2	5.8
eBay, Inc.	5.0	3.4
Visa, Inc. Class A	3.8	3.0
MasterCard, Inc. Class A	3.1	1.2
salesforce.com, Inc.	3.0	2.7
Electronic Arts, Inc.	2.6	0.1
EPAM Systems, Inc.	2.2	0.8
	52.4
Top Industries (% of fund's net assets)
As of February 28, 2013
Software	44.2%
Internet Software & Services	26.0%
IT Services	23.6%
Media	1.6%
Electronic Equipment & Components	1.3%
All Others*	3.3%

As of August 31, 2012
Software	45.4%
Internet Software & Services	21.5%
IT Services	19.3%
Computers & Peripherals	3.6%
Communications Equipment	1.9%
All Others*	8.3%

* Includes short-term investments and net other assets.

Annual Report

Software and Computer Services Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CAPITAL MARKETS - 0.2%
Asset Management & Custody Banks - 0.2%
ICG Group, Inc. (a)	367,789	$ 4,792,291
COMMUNICATIONS EQUIPMENT - 0.3%
Communications Equipment - 0.3%
Infinera Corp. (a)	400,000	2,596,000
Palo Alto Networks, Inc. (d)	50,000	3,056,500
		5,652,500
COMPUTERS & PERIPHERALS - 0.2%
Computer Hardware - 0.0%
Cray, Inc. (a)	7	135
Computer Storage & Peripherals - 0.2%
Electronics for Imaging, Inc. (a)	198,620	4,580,177
TOTAL COMPUTERS & PERIPHERALS		4,580,312
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
Alternative Carriers - 1.1%
inContact, Inc. (a)(e)	3,337,956	22,664,721
ELECTRONIC EQUIPMENT & COMPONENTS - 1.3%
Electronic Manufacturing Services - 1.3%
Fabrinet (a)	211,234	3,466,350
Flextronics International Ltd. (a)	1,616,800	10,751,720
Jabil Circuit, Inc.	450,000	8,428,500
TE Connectivity Ltd.	100,000	4,013,000
		26,659,570
INTERNET SOFTWARE & SERVICES - 26.0%
Internet Software & Services - 26.0%
Active Network, Inc. (a)(e)	5,913,533	27,734,470
Bazaarvoice, Inc. (d)	1,021,900	7,153,300
Demandware, Inc.	150,000	3,967,500
eBay, Inc. (a)	1,837,400	100,469,032
Equinix, Inc. (a)	74,300	15,718,165
ExactTarget, Inc.	183,500	4,092,050
Facebook, Inc. Class A	666,100	18,151,225
Google, Inc. Class A (a)	290,900	233,069,082
IAC/InterActiveCorp	121,400	4,947,050
KIT digital, Inc. (a)	1,177,816	424,014
LogMeIn, Inc. (a)	40,000	714,400
MercadoLibre, Inc. (d)	40,800	3,492,888
Rackspace Hosting, Inc. (a)	132,400	7,395,864
Responsys, Inc. (a)	2,051,796	16,557,994
SciQuest, Inc. (a)	952,100	18,232,715
SPS Commerce, Inc. (a)	36	1,346
Velti PLC (a)(d)	579,600	2,132,928
Web.com Group, Inc. (a)	2,077,801	35,488,841
Yahoo!, Inc. (a)	1,259,200	26,833,552
		526,576,416

	Shares	Value
IT SERVICES - 23.6%
Data Processing & Outsourced Services - 11.3%
Fidelity National Information Services, Inc.	888,200	$ 33,440,730
Fiserv, Inc. (a)	175,000	14,369,250
FleetCor Technologies, Inc. (a)	80,000	5,584,800
Genpact Ltd.	170,000	2,993,700
Global Payments, Inc.	283,000	13,643,430
MasterCard, Inc. Class A	123,100	63,743,642
Total System Services, Inc.	130,100	3,091,176
Visa, Inc. Class A	486,100	77,114,904
WNS Holdings Ltd. sponsored ADR (a)	1,033,473	14,530,630
		228,512,262
IT Consulting & Other Services - 12.3%
Accenture PLC Class A	217,200	16,150,992
Amdocs Ltd.	474,300	17,297,721
Camelot Information Systems, Inc. ADR (a)(e)	2,301,356	3,705,183
Cognizant Technology Solutions Corp. Class A (a)	244,000	18,731,880
EPAM Systems, Inc.	2,102,986	44,120,646
HCL Technologies Ltd.	1	13
IBM Corp.	521,189	104,670,387
Lionbridge Technologies, Inc. (a)(e)	6,154,175	23,508,949
Teradata Corp. (a)	50,200	2,914,612
Unisys Corp. (a)	278,100	6,390,738
Virtusa Corp. (a)	627,996	13,156,516
		250,647,637
TOTAL IT SERVICES		479,159,899
MEDIA - 1.6%
Advertising - 1.6%
MDC Partners, Inc. Class A (sub. vtg.) (e)	2,274,308	31,271,740
SOFTWARE - 44.2%
Application Software - 21.5%
Actuate Corp. (a)	245,000	1,472,450
Adobe Systems, Inc. (a)	853,700	33,550,410
AsiaInfo-Linkage, Inc. (a)	885,200	9,763,756
Aspen Technology, Inc. (a)	162,215	4,989,733
Autodesk, Inc. (a)	457,800	16,810,416
BroadSoft, Inc. (a)	122,800	2,578,800
Callidus Software, Inc. (a)(d)(e)	2,375,667	10,334,151
Citrix Systems, Inc. (a)	393,000	27,863,700
Compuware Corp. (a)	3,446,800	40,017,348
Comverse, Inc. (e)	1,333,200	36,689,664
Concur Technologies, Inc. (a)(d)	210,200	14,756,040
Descartes Systems Group, Inc. (a)	1,429,500	13,030,109
Guidewire Software, Inc. (a)	438,181	16,015,516
Informatica Corp. (a)	182,700	6,396,327
Jive Software, Inc. (a)(d)	634,400	10,518,352
Kingdee International Software Group Co. Ltd. (a)	13,170,000	2,326,435
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Mentor Graphics Corp.	360,000	$ 6,375,600
Nuance Communications, Inc. (a)	1,277,500	23,518,775
Parametric Technology Corp. (a)	502,900	11,637,106
Pegasystems, Inc.	24,100	660,099
QLIK Technologies, Inc. (a)	512,800	13,332,800
salesforce.com, Inc. (a)	360,578	61,017,009
SolarWinds, Inc. (a)	153,500	8,666,610
Synchronoss Technologies, Inc. (a)	62,932	1,898,658
Synopsys, Inc. (a)	314,410	11,013,782
TIBCO Software, Inc. (a)	576,100	12,357,345
TiVo, Inc. (a)	267,100	3,309,369
Ultimate Software Group, Inc. (a)	55,000	5,404,850
Verint Systems, Inc. (a)	836,035	28,567,316
Workday, Inc.	19,900	1,100,271
		435,972,797
Home Entertainment Software - 3.3%
Activision Blizzard, Inc.	745,900	10,666,370
Electronic Arts, Inc. (a)	3,010,000	52,765,300
Take-Two Interactive Software, Inc. (a)	131,500	1,925,160
		65,356,830
Systems Software - 19.4%
CA Technologies, Inc.	267,100	6,541,279
Fortinet, Inc. (a)	116,300	2,812,134
Microsoft Corp.	6,391,100	177,672,580
NetSuite, Inc. (a)	17,600	1,228,304
Oracle Corp.	4,267,700	146,211,402
Qualys, Inc.	626,800	7,433,848
Red Hat, Inc. (a)	214,500	10,898,745
Rovi Corp. (a)	150,000	2,668,500
ServiceNow, Inc.	33,800	1,097,486

	Shares	Value
Symantec Corp. (a)	931,800	$ 21,841,392
VMware, Inc. Class A (a)	214,600	15,414,718
		393,820,388
TOTAL SOFTWARE		895,150,015
TOTAL COMMON STOCKS (Cost $1,671,478,638)		1,996,507,464
Money Market Funds - 2.6%

Fidelity Cash Central Fund, 0.16% (b)	27,922,312	27,922,312
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	25,720,114	25,720,114
TOTAL MONEY MARKET FUNDS (Cost $53,642,426)		53,642,426
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,725,121,064)	2,050,149,890
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(22,418,917)
NET ASSETS - 100%	$ 2,027,730,973
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 55,861
Fidelity Securities Lending Cash Central Fund	1,756,486
Total	$ 1,812,347
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Active Network, Inc.	$ 31,326,256	$ 41,793,081	$ 698,098	$ -	$ 27,734,470
Callidus Software, Inc.	16,897,742	406,500	-	-	10,334,151
Camelot Information Systems, Inc. ADR	4,176,153	1,935,729	827,853	-	3,705,183
Comverse Technology, Inc.	8,625,912	72,631,518	60,561,873	-	-
Comverse, Inc.	-	40,736,445	2,202,975	-	36,689,664
inContact, Inc.	14,738,399	2,856,003	-	-	22,664,721
Lionbridge Technologies, Inc.	13,016,304	3,256,430	-	-	23,508,949
MDC Partners, Inc. Class A (sub. vtg.)	16,274,035	10,753,253	-	932,540	31,271,740
Total	$ 105,054,801	$ 174,368,959	$ 64,290,799	$ 932,540	$ 155,908,878
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $25,306,116) - See accompanying schedule: Unaffiliated issuers (cost $1,498,909,244)	$ 1,840,598,586
Fidelity Central Funds (cost $53,642,426)	53,642,426
Other affiliated issuers (cost $172,569,394)	155,908,878
Total Investments (cost $1,725,121,064)		$ 2,050,149,890
Cash		53,326
Receivable for investments sold		7,710,279
Receivable for fund shares sold		1,804,989
Dividends receivable		2,226,288
Distributions receivable from Fidelity Central Funds		18,910
Prepaid expenses		4,072
Receivable from investment adviser for expense reductions		944
Other receivables		225,384
Total assets		2,062,194,082

Liabilities
Payable for investments purchased	$ 4,868,621
Payable for fund shares redeemed	2,489,293
Accrued management fee	935,221
Other affiliated payables	383,107
Other payables and accrued expenses	66,753
Collateral on securities loaned, at value	25,720,114
Total liabilities		34,463,109

Net Assets		$ 2,027,730,973
Net Assets consist of:
Paid in capital		$ 1,729,247,604
Accumulated net investment loss		(16,192,390)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,303,552)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		324,979,311
Net Assets, for 23,051,066 shares outstanding		$ 2,027,730,973
Net Asset Value, offering price and redemption price per share ($2,027,730,973 ÷ 23,051,066 shares)		$ 87.97

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends (including $932,540 earned from other affiliated issuers)		$ 13,791,324
Interest		79
Income from Fidelity Central Funds (including $1,756,486 from security lending)		1,812,347
Total income		15,603,750

Expenses
Management fee	$ 10,270,859
Transfer agent fees	3,889,732
Accounting and security lending fees	570,228
Custodian fees and expenses	91,095
Independent trustees' compensation	12,033
Registration fees	134,686
Audit	47,362
Legal	7,798
Interest	3,563
Miscellaneous	14,939
Total expenses before reductions	15,042,295
Expense reductions	(257,841)	14,784,454
Net investment income (loss)		819,296
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	73,825,250
Other affiliated issuers	13,190,397
Foreign currency transactions	(64,001)
Total net realized gain (loss)		86,951,646
Change in net unrealized appreciation (depreciation) on: Investment securities	70,730,892
Assets and liabilities in foreign currencies	33,978
Total change in net unrealized appreciation (depreciation)		70,764,870
Net gain (loss)		157,716,516
Net increase (decrease) in net assets resulting from operations		$ 158,535,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 819,296	$ (935,778)
Net realized gain (loss)	86,951,646	205,635,526
Change in net unrealized appreciation (depreciation)	70,764,870	(18,881,690)
Net increase (decrease) in net assets resulting from operations	158,535,812	185,818,058
Distributions to shareholders from net investment income	(16,945,649)	-
Distributions to shareholders from net realized gain	(174,938,304)	(181,184,664)
Total distributions	(191,883,953)	(181,184,664)
Share transactions Proceeds from sales of shares	745,604,994	585,190,987
Reinvestment of distributions	185,033,890	174,047,914
Cost of shares redeemed	(491,235,474)	(441,554,331)
Net increase (decrease) in net assets resulting from share transactions	439,403,410	317,684,570
Redemption fees	60,186	44,203
Total increase (decrease) in net assets	406,115,455	322,362,167

Net Assets
Beginning of period	1,621,615,518	1,299,253,351
End of period (including accumulated net investment loss of $16,192,390 and accumulated net investment loss of $421, respectively)	$ 2,027,730,973	$ 1,621,615,518
Other Information Shares
Sold	8,589,526	6,956,029
Issued in reinvestment of distributions	2,198,587	2,132,816
Redeemed	(5,763,915)	(5,241,268)
Net increase (decrease)	5,024,198	3,847,577

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 89.96	$ 91.63	$ 72.29	$ 44.38	$ 66.77
Income from Investment Operations
Net investment income (loss) B	.04	(.06)	(.11)	(.04)	(.07)
Net realized and unrealized gain (loss)	7.25	10.39	22.28	27.95	(22.32)
Total from investment operations	7.29	10.33	22.17	27.91	(22.39)
Distributions from net investment income	(.78) H	-	-	-	-
Distributions from net realized gain	(8.50) H	(12.00)	(2.83)	-	-
Total distributions	(9.28)	(12.00)	(2.83)	-	-
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 87.97	$ 89.96	$ 91.63	$ 72.29	$ 44.38
Total Return A	8.85%	13.08%	30.85%	62.89%	(33.53)%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.82%	.84%	.90%	.87%
Expenses net of fee waivers, if any	.82%	.82%	.84%	.90%	.87%
Expenses net of all reductions	.80%	.81%	.83%	.89%	.87%
Net investment income (loss)	.04%	(.07)%	(.13)%	(.07)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,027,731	$ 1,621,616	$ 1,299,253	$ 984,803	$ 488,980
Portfolio turnover rate D	96%	238%	189%	56%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	2.50%	9.39%	10.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap: U.S. stocks posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%. Seven of the 10 major market sectors tracked by MSCI U.S. IMI 25-50 classifications produced double-digit gains, led by health care and financials, while information technology, energy and materials trailed the broad equity market with only modest advances.

Comments from Charlie Chai, Portfolio Manager of Technology Portfolio: For the year, the fund returned 2.50%, topping the 1.67% gain of the MSCI® U.S. IMI Information Technology 25-50 Index but considerably lagging the S&P 500®. Versus the broader market, technology stocks experienced weakness across many industry groups, especially computer hardware, which reflected lackluster personal computer demand. Compared with its sector index, the fund was aided the most by stock selection in semiconductors and computer hardware. Within both groups, my strategy was to focus on companies serving growing markets, such as smartphones and tablet devices, and to underweight or avoid stocks whose main driver was PCs or other legacy markets suffering from tepid demand. Noteworthy contributors to relative performance included weak-performing PC chipmaker and benchmark component Intel, which the fund didn't own. Underweighting two other weak performers in the index, PC software provider Microsoft and consumer electronics maker Apple, also helped. I significantly reduced the fund's position in Apple and sold Microsoft during the period. Among stocks I overweighted, the fund was lifted by its position in Cree, a manufacturer of semiconductors used in light-emitting diode (LED) products. Some exciting new products and an improving supply/demand picture helped this stock post a healthy double-digit gain during the period, and I significantly reduced this position to nail down profits. Conversely, my stock selection and a large underweighting in IT consulting/other services dampened the fund's performance, as the defensive stocks in this group - where the fund was underweighted - were some of the better performers during the period. Within this group, a sizable overweighting in ServiceSource International worked against us. The company, which uses cloud computing to manage the contract-renewal process for corporate clients, saw its stock falter at the beginning of August after issuing disappointing third-quarter financial guidance, and I significantly reduced this position. A similar fate befell VMware, a provider of hardware and software enabling corporate clients to operate virtual, cloud-based servers and related applications. This stock suffered a sharp drop in late January, after the company unveiled a disappointing outlook for 2013 and announced plans to cut 900 jobs. In this case, I thought the market might be overreacting and increased the fund's position. Underweighted exposure to enterprise software provider Oracle also hurt, and I considerably narrowed this underweighting during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Technology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	9.3	6.4
Apple, Inc.	8.9	21.5
salesforce.com, Inc.	3.7	2.6
Oracle Corp.	3.7	1.6
eBay, Inc.	3.1	2.2
MasterCard, Inc. Class A	2.6	0.2
Visa, Inc. Class A	2.5	3.6
Altera Corp.	2.0	1.8
Juniper Networks, Inc.	1.6	0.1
F5 Networks, Inc.	1.5	0.1
	38.9
Top Industries (% of fund's net assets)
As of February 28, 2013
Software	21.8%
Internet Software & Services	18.8%
Semiconductors & Semiconductor Equipment	14.2%
Computers & Peripherals	13.3%
Communications Equipment	10.1%
All Others*	21.8%

As of August 31, 2012
Computers & Peripherals	24.4%
Software	17.5%
Semiconductors & Semiconductor Equipment	16.0%
Internet Software & Services	11.3%
IT Services	8.1%
All Others*	22.7%

* Includes short-term investments and net other assets.

Annual Report

Technology Portfolio

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
DigitalGlobe, Inc. (a)	797	$ 20,786
AUTOMOBILES - 0.1%
Automobile Manufacturers - 0.1%
Tesla Motors, Inc. (a)	40,095	1,396,509
CHEMICALS - 0.5%
Specialty Chemicals - 0.5%
JSR Corp.	368,200	7,507,800
Nitto Denko Corp.	39,600	2,328,406
		9,836,206
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Commercial Printing - 0.3%
Nissha Printing Co. Ltd. (a)(d)	352,800	6,554,338
COMMUNICATIONS EQUIPMENT - 10.1%
Communications Equipment - 10.1%
AAC Acoustic Technology Holdings, Inc.	501,000	2,128,520
Acme Packet, Inc. (a)	566,731	16,537,211
ADTRAN, Inc.	263,081	5,877,230
ADVA AG Optical Networking (a)	146,464	819,935
Alcatel-Lucent SA sponsored ADR (a)	13,531	18,537
Aruba Networks, Inc. (a)	322,705	8,041,809
Brocade Communications Systems, Inc. (a)	187,810	1,053,614
Ciena Corp. (a)	527,488	8,038,917
Cisco Systems, Inc.	931,585	19,423,547
Comba Telecom Systems Holdings Ltd.	198,000	65,867
F5 Networks, Inc. (a)	316,710	29,906,925
Finisar Corp. (a)	636,337	9,322,337
Infinera Corp. (a)	598,818	3,886,329
JDS Uniphase Corp. (a)	168,878	2,391,312
Juniper Networks, Inc. (a)	1,569,918	32,465,904
Motorola Solutions, Inc.	182,679	11,364,461
Palo Alto Networks, Inc. (d)	19,156	1,171,006
Polycom, Inc. (a)	99,823	909,388
QUALCOMM, Inc.	342,343	22,467,971
Research In Motion Ltd. (a)	184,100	2,457,735
Riverbed Technology, Inc. (a)	1,287	19,665
Sandvine Corp. (a)	1,941,200	3,651,673
Sandvine Corp. (U.K.) (a)	2,252,512	4,106,398
Sonus Networks, Inc. (a)	4,631,142	11,346,298
Spirent Communications PLC	87,200	203,060
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	431,900	5,273,499
ZTE Corp. (H Shares)	1,144,800	1,954,349
		204,903,497
COMPUTERS & PERIPHERALS - 13.3%
Computer Hardware - 11.2%
3D Systems Corp. (a)(d)	124,924	4,617,191
Advantech Co. Ltd.	1,369,000	6,113,060

	Shares	Value
Apple, Inc.	408,408	$ 180,271,291
Foxconn Technology Co. Ltd.	42,050	117,043
Hewlett-Packard Co.	1,669	33,614
Lenovo Group Ltd.	26,536,000	29,630,430
Pegatron Corp. (a)	1,292,000	1,772,433
Quanta Computer, Inc.	95,000	205,593
Stratasys Ltd. (a)	57,961	3,659,658
Wistron Corp.	908,250	1,017,438
		227,437,751
Computer Storage & Peripherals - 2.1%
ADLINK Technology, Inc.	5,750	6,511
Catcher Technology Co. Ltd.	4,000	18,340
Chicony Electronics Co. Ltd.	1,532,000	4,041,156
EMC Corp. (a)	856,350	19,704,614
Fusion-io, Inc. (a)	140,000	2,363,200
Gemalto NV	2,478	225,620
NetApp, Inc. (a)	12	406
SanDisk Corp. (a)	256,457	12,922,868
SIMPLO Technology Co. Ltd.	5,000	22,526
Synaptics, Inc. (a)	30,430	1,057,747
Wacom Co. Ltd.	405	1,457,196
		41,820,184
TOTAL COMPUTERS & PERIPHERALS		269,257,935
DIVERSIFIED CONSUMER SERVICES - 0.2%
Education Services - 0.2%
Educomp Solutions Ltd.	53,012	81,024
New Oriental Education & Technology Group, Inc. sponsored ADR (d)	190,476	2,895,235
		2,976,259
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Dynapack International Technology Corp.	40,000	150,294
ELECTRONIC EQUIPMENT & COMPONENTS - 5.0%
Electronic Components - 1.8%
Aeroflex Holding Corp. (a)	60,538	559,977
Amphenol Corp. Class A	73,961	5,240,876
AU Optronics Corp. (a)	5,124,000	2,251,396
AU Optronics Corp. sponsored ADR (a)(d)	262,146	1,137,714
Cheng Uei Precision Industries Co. Ltd.	109,739	210,071
Delta Electronics, Inc.	888,000	3,344,115
FLEXium Interconnect, Inc.	1,467	4,672
InvenSense, Inc. (a)	314,164	3,776,251
Ledlink Optics, Inc.	718,000	2,001,973
Omron Corp.	45,600	1,104,456
Tong Hsing Electronics Industries Ltd.	1,233,000	5,290,785
TXC Corp.	1,225,000	1,946,858
Universal Display Corp. (a)(d)	230,585	7,235,757
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Components - continued
Yageo Corp. (a)	5,565,000	$ 1,701,517
Yaskawa Electric Corp.	156,000	1,407,013
		37,213,431
Electronic Equipment & Instruments - 1.0%
Chroma ATE, Inc.	896,644	2,070,521
FEI Co.	8,700	551,058
Hitachi High-Technologies Corp.	20,500	423,757
Keyence Corp.	7,550	2,126,772
National Instruments Corp.	279,701	8,413,406
SNU Precision Co. Ltd. (a)	22,427	131,127
Test Research, Inc.	59,016	104,466
TPK Holding Co. Ltd. GDR (Reg. S)	363,965	6,896,437
		20,717,544
Electronic Manufacturing Services - 1.6%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	22,300	62,231
Jabil Circuit, Inc.	219,207	4,105,747
Ju Teng International Holdings Ltd.	9,772,000	5,291,970
KEMET Corp. (a)	4,077	26,378
TE Connectivity Ltd.	346,878	13,920,214
Trimble Navigation Ltd. (a)	157,171	9,340,673
		32,747,213
Technology Distributors - 0.6%
Arrow Electronics, Inc. (a)	47	1,887
Digital China Holdings Ltd. (H Shares)	3,156,000	4,956,429
Redington India Ltd.	174,887	273,412
Synnex Technology International Corp.	2,612,000	5,327,203
VST Holdings Ltd.	2,990,000	790,332
WPG Holding Co. Ltd.	18,200	20,878
WT Microelectronics Co. Ltd.	52,529	63,949
		11,434,090
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		102,112,278
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Health Care Equipment - 0.3%
Biosensors International Group Ltd. (a)	4,882,000	5,045,995
Trauson Holdings Co. Ltd.	586,000	562,154
		5,608,149
HEALTH CARE TECHNOLOGY - 0.9%
Health Care Technology - 0.9%
athenahealth, Inc. (a)(d)	70,000	6,565,300
Cerner Corp. (a)	72,111	6,306,828
So-net M3, Inc.	3,219	5,542,695
		18,414,823

	Shares	Value
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
Alpine Electronics, Inc.	244,000	$ 2,350,761
Sony Corp. sponsored ADR (d)	71,600	1,043,928
		3,394,689
Household Appliances - 0.0%
Haier Electronics Group Co. Ltd. (a)	53,000	95,673
TOTAL HOUSEHOLD DURABLES		3,490,362
HOUSEHOLD PRODUCTS - 0.0%
Household Products - 0.0%
NVC Lighting Holdings Ltd.	546,000	137,281
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
Samsung Techwin Co. Ltd.	539	32,409
INTERNET & CATALOG RETAIL - 0.4%
Internet Retail - 0.4%
Amazon.com, Inc. (a)	1,528	403,805
E-Commerce China Dangdang, Inc. ADR (a)	990	3,821
Expedia, Inc.	355	22,663
Groupon, Inc. Class A (a)	336,600	1,524,798
priceline.com, Inc. (a)	2,320	1,595,186
Rakuten, Inc.	355,900	3,075,584
Start Today Co. Ltd. (d)	154,300	1,643,048
TripAdvisor, Inc. (a)	6,992	317,856
		8,586,761
INTERNET SOFTWARE & SERVICES - 18.8%
Internet Software & Services - 18.8%
Active Network, Inc. (a)	186,079	872,711
Akamai Technologies, Inc. (a)	5,578	206,163
Angie's List, Inc. (a)(d)	76,700	1,308,502
Bankrate, Inc. (a)	77,119	867,589
Bazaarvoice, Inc.	8,500	59,500
Blinkx PLC (a)(d)	500,000	694,050
Cornerstone OnDemand, Inc. (a)	226,340	7,663,872
DealerTrack Holdings, Inc. (a)	79,673	2,349,557
Demandware, Inc.	125,775	3,326,749
eBay, Inc. (a)	1,141,063	62,393,325
ExactTarget, Inc.	343,444	7,658,801
Facebook, Inc. Class A	302,709	8,248,820
Google, Inc. Class A (a)	235,674	188,822,005
INFO Edge India Ltd.	114,388	732,887
IntraLinks Holdings, Inc. (a)	323,486	1,902,098
Kakaku.com, Inc.	26,800	1,040,889
Keynote Systems, Inc.	66,858	1,021,590
LinkedIn Corp. (a)	120,520	20,269,054
LogMeIn, Inc. (a)	72,925	1,302,441
MercadoLibre, Inc.	236	20,204
Millennial Media, Inc. (d)	334,976	3,138,725
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
NHN Corp.	31,535	$ 7,648,546
Open Text Corp. (a)	400	22,020
PChome Online, Inc.	219,000	1,105,211
Qihoo 360 Technology Co. Ltd. ADR (a)	770	23,693
Rackspace Hosting, Inc. (a)	18,204	1,016,875
Renren, Inc. ADR (a)	18,800	55,648
Responsys, Inc. (a)	790,883	6,382,426
Saba Software, Inc. (a)	10,000	87,400
SciQuest, Inc. (a)	331,111	6,340,776
SINA Corp. (a)	254,405	13,147,650
SouFun Holdings Ltd. ADR	317	8,511
Tencent Holdings Ltd.	290,800	10,056,290
VeriSign, Inc. (a)	67,584	3,095,347
Vocus, Inc. (a)	303,843	4,265,956
Web.com Group, Inc. (a)	142,200	2,428,776
XO Group, Inc. (a)	16,300	149,145
Yahoo!, Inc. (a)	484,969	10,334,689
Yandex NV (a)	41,749	968,159
YouKu.com, Inc. ADR (a)	10,383	211,709
		381,248,359
IT SERVICES - 9.6%
Data Processing & Outsourced Services - 8.4%
Automatic Data Processing, Inc.	32	1,964
Fidelity National Information Services, Inc.	597,924	22,511,839
Fiserv, Inc. (a)	2,700	221,697
FleetCor Technologies, Inc. (a)	40,694	2,840,848
Global Payments, Inc.	246,882	11,902,181
Jack Henry & Associates, Inc.	62,208	2,719,734
MasterCard, Inc. Class A	100,081	51,823,943
Paychex, Inc.	227,816	7,540,710
Syntel, Inc.	23,201	1,395,772
The Western Union Co.	511,633	7,178,211
Total System Services, Inc.	430,756	10,234,763
VeriFone Systems, Inc. (a)	5,919	112,283
Visa, Inc. Class A	318,967	50,600,925
WNS Holdings Ltd. sponsored ADR (a)	26,900	378,214
		169,463,084
IT Consulting & Other Services - 1.2%
Accenture PLC Class A	109,606	8,150,302
Bit-isle, Inc.	4,900	56,618
Camelot Information Systems, Inc. ADR (a)	555	894
ChinaSoft International Ltd. (a)	50,000	11,927
Cognizant Technology Solutions Corp. Class A (a)	15,483	1,188,630
EPAM Systems, Inc.	113,900	2,389,622
IBM Corp.	40,472	8,127,992
Pactera Technology International Ltd. ADR	288,865	1,978,725

	Shares	Value
ServiceSource International, Inc. (a)	227,262	$ 1,436,296
Teradata Corp. (a)	3,397	197,230
Virtusa Corp. (a)	49,000	1,026,550
		24,564,786
TOTAL IT SERVICES		194,027,870
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Photographic Products - 0.1%
Sunny Optical Technology Group Co. Ltd.	2,535,000	2,340,322
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)(d)	400	20,052
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	87,200	1,424,848
		1,444,900
MACHINERY - 1.0%
Industrial Machinery - 1.0%
Airtac International Group	1,399,000	8,235,552
Fanuc Corp.	13,300	2,053,328
HIWIN Technologies Corp.	890,154	7,451,479
Mirle Automation Corp.	301,893	207,546
Nippon Thompson Co. Ltd.	129,000	585,921
Shin Zu Shing Co. Ltd.	428,000	1,376,295
		19,910,121
MEDIA - 0.3%
Advertising - 0.2%
Dentsu, Inc.	500	15,557
Focus Media Holding Ltd. ADR	125,217	3,156,721
ReachLocal, Inc. (a)	43,033	539,203
		3,711,481
Cable & Satellite - 0.0%
DIRECTV (a)	429	20,665
DISH Network Corp. Class A	7,233	251,708
		272,373
Movies & Entertainment - 0.1%
IMAX Corp. (a)	104,670	2,694,777
TOTAL MEDIA		6,678,631
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
China Medical System Holdings Ltd.	2,764,500	2,530,810
PROFESSIONAL SERVICES - 0.2%
Research & Consulting Services - 0.2%
Acacia Research Corp. (a)	27,700	774,492
IHS, Inc. Class A (a)	32,100	3,410,625
		4,185,117
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Specialized REITs - 0.4%
American Tower Corp.	96,604	$ 7,496,470
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
Real Estate Services - 0.0%
E-House China Holdings Ltd. ADR	43,722	193,688
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.9%
Semiconductor Equipment - 1.4%
Amkor Technology, Inc. (a)(d)	4,848	19,634
Applied Materials, Inc.	151,010	2,068,837
Asia Pacific Systems, Inc. (a)	2,337	18,793
ASM International NV (depositary receipt)	71,991	2,855,883
ASML Holding NV	16,843	1,195,516
Dainippon Screen Manufacturing Co. Ltd.	228,000	1,136,433
Entegris, Inc. (a)	322,643	3,068,335
GCL-Poly Energy Holdings Ltd.	2,055,000	548,488
GT Advanced Technologies, Inc. (a)	4,100	11,726
ICD Co. Ltd.	16,152	203,324
Lam Research Corp. (a)	6,213	262,810
Rubicon Technology, Inc. (a)	1,926	9,938
Teradyne, Inc. (a)(d)	251,505	4,215,224
Tessera Technologies, Inc.	241,187	4,302,776
Ultratech, Inc. (a)	209,095	8,568,713
		28,486,430
Semiconductors - 12.5%
Advanced Micro Devices, Inc. (a)	3,611	8,991
Alpha & Omega Semiconductor Ltd. (a)	25,812	208,045
Altera Corp.	1,133,570	40,151,049
Analog Devices, Inc.	22,510	1,017,902
Applied Micro Circuits Corp. (a)	453,625	3,606,319
ARM Holdings PLC sponsored ADR	9,175	399,296
Atmel Corp. (a)	136,196	926,133
Avago Technologies Ltd.	95,055	3,252,782
Broadcom Corp. Class A	178,091	6,074,684
Cavium, Inc. (a)	463,198	17,101,270
Chipbond Technology Corp.	2,082,000	4,341,555
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	213,063	2,311,734
Cirrus Logic, Inc. (a)	36,530	878,181
Cree, Inc. (a)(d)	202,069	9,139,581
Cypress Semiconductor Corp.	122,925	1,294,400
Dialog Semiconductor PLC (a)	11,134	206,120
Diodes, Inc. (a)	1,138	22,680
Duksan Hi-Metal Co. Ltd. (a)	1,376	32,485
Epistar Corp.	126,000	248,818
Fairchild Semiconductor International, Inc. (a)	1,421	20,263
Freescale Semiconductor Holdings I Ltd. (a)(d)	279,078	4,306,174

	Shares	Value
Genesis Photonics, Inc.	49,803	$ 37,129
Global Unichip Corp.	73,000	235,593
Hittite Microwave Corp. (a)	34,011	2,204,593
Imagination Technologies Group PLC (a)	434,352	3,360,562
Infineon Technologies AG	2,431	20,823
Inotera Memories, Inc. (a)	23,948,000	5,237,422
Inphi Corp. (a)	347,990	3,361,583
International Rectifier Corp. (a)	24,126	507,129
Intersil Corp. Class A	59,689	506,760
JA Solar Holdings Co. Ltd. ADR (a)	937	4,170
Linear Technology Corp.	46,182	1,766,000
LSI Corp. (a)	1,315,263	9,154,230
MagnaChip Semiconductor Corp. (a)	17,582	276,917
Marvell Technology Group Ltd.	1,741	17,584
Maxim Integrated Products, Inc.	53	1,653
MediaTek, Inc.	206,506	2,341,138
Mellanox Technologies Ltd. (a)	63,700	3,358,901
Micrel, Inc.	22,021	231,661
Micron Technology, Inc. (a)	2,129,402	17,865,683
Mindspeed Technologies, Inc. (a)(d)	420,536	1,871,385
Monolithic Power Systems, Inc.	447,105	10,994,312
MStar Semiconductor, Inc.	306,000	2,314,968
Novatek Microelectronics Corp.	1,943,000	8,210,335
NVIDIA Corp.	332	4,203
NXP Semiconductors NV (a)	48,099	1,554,560
O2Micro International Ltd. sponsored ADR (a)	44,200	141,882
Omnivision Technologies, Inc. (a)	75,565	1,164,457
ON Semiconductor Corp. (a)	1,770,495	14,163,960
PMC-Sierra, Inc. (a)	1,430,330	9,282,842
Power Integrations, Inc.	48,583	2,031,255
Radiant Opto-Electronics Corp.	5,710	20,851
Rambus, Inc. (a)	450,961	2,543,420
RDA Microelectronics, Inc. sponsored ADR	64,515	699,343
RF Micro Devices, Inc. (a)	1,178,441	5,432,613
Samsung Electronics Co. Ltd.	145	206,465
Semtech Corp. (a)	185,899	5,682,932
Seoul Semiconductor Co. Ltd.	695	18,523
Silicon Laboratories, Inc. (a)	5,500	228,360
Silicon Motion Technology Corp. sponsored ADR (d)	44,120	576,207
Siliconware Precision Industries Co. Ltd.	964,000	1,036,814
Siliconware Precision Industries Co. Ltd. sponsored ADR	134,900	713,621
SK Hynix, Inc.	46,140	1,127,597
Skyworks Solutions, Inc. (a)	471,811	10,049,574
Spreadtrum Communications, Inc. ADR	1,168,451	20,459,577
STMicroelectronics NV (NY Shares) unit	2,550	20,273
Taiwan Surface Mounting Technology Co. Ltd.	326,750	474,483
Texas Instruments, Inc.	8,405	288,880
Trina Solar Ltd. (a)	406	1,624
United Microelectronics Corp.	11,000	4,147
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Vanguard International Semiconductor Corp.	52,000	$ 46,098
Xilinx, Inc.	177,070	6,599,399
YoungTek Electronics Corp.	2,536	6,204
		254,009,157
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		282,495,587
SOFTWARE - 21.8%
Application Software - 13.1%
Adobe Systems, Inc. (a)	525,779	20,663,115
ANSYS, Inc. (a)	87,536	6,635,229
AsiaInfo-Linkage, Inc. (a)	248,041	2,735,892
Aspen Technology, Inc. (a)	307,871	9,470,112
Autodesk, Inc. (a)	449,350	16,500,132
Blackbaud, Inc.	40,000	1,112,000
BroadSoft, Inc. (a)	246,212	5,170,452
Citrix Systems, Inc. (a)	140,529	9,963,506
Compuware Corp. (a)	238,725	2,771,597
Comverse, Inc.	2,623	72,185
Concur Technologies, Inc. (a)(d)	279,211	19,600,612
Dassault Systemes SA	18,983	2,154,656
Descartes Systems Group, Inc. (a)	581,300	5,298,638
Ellie Mae, Inc. (a)	46,351	940,925
Guidewire Software, Inc. (a)	115,467	4,220,319
Informatica Corp. (a)	5,877	205,754
Intuit, Inc.	3,958	255,212
Jive Software, Inc. (a)(d)	452,320	7,499,466
Kingdee International Software Group Co. Ltd. (a)	34,913,600	6,167,367
Manhattan Associates, Inc. (a)	14,555	1,016,812
MicroStrategy, Inc. Class A (a)	48,198	4,910,412
Nuance Communications, Inc. (a)	686,547	12,639,330
Parametric Technology Corp. (a)	575,649	13,320,518
Pegasystems, Inc. (d)	120,039	3,287,868
PROS Holdings, Inc. (a)	26,200	682,772
QLIK Technologies, Inc. (a)	241,854	6,288,204
RealPage, Inc. (a)(d)	13,700	296,742
salesforce.com, Inc. (a)	441,445	74,701,323
SAP AG	13,159	1,027,591
SolarWinds, Inc. (a)	48,695	2,749,320
Splunk, Inc.	445	16,078
Synchronoss Technologies, Inc. (a)	278,649	8,406,840
Synopsys, Inc. (a)	7,993	279,995

	Shares	Value
TIBCO Software, Inc. (a)	408,984	$ 8,772,707
TiVo, Inc. (a)	26,100	323,379
Ultimate Software Group, Inc. (a)	52,100	5,119,867
Verint Systems, Inc. (a)	3,405	116,349
Workday, Inc.	14,900	823,821
		266,217,097
Home Entertainment Software - 1.1%
Activision Blizzard, Inc.	771,203	11,028,203
Capcom Co. Ltd. (d)	68,500	1,051,629
Giant Interactive Group, Inc. ADR (d)	480,543	2,979,367
Nintendo Co. Ltd.	1,700	164,454
Perfect World Co. Ltd. sponsored ADR Class B	420,803	4,780,322
Take-Two Interactive Software, Inc. (a)	135,228	1,979,738
		21,983,713
Systems Software - 7.6%
Allot Communications Ltd. (a)	58,500	803,205
BMC Software, Inc. (a)	499	19,995
Check Point Software Technologies Ltd. (a)	4,413	231,727
CommVault Systems, Inc. (a)	100,253	7,413,709
Fortinet, Inc. (a)	1,137	27,493
Imperva, Inc. (a)	29,700	1,084,050
Infoblox, Inc.	8,900	187,701
Insyde Software Corp.	563,000	1,362,825
NetSuite, Inc. (a)	134,600	9,393,734
Oracle Corp.	2,172,822	74,440,882
Progress Software Corp. (a)	64,222	1,446,279
Red Hat, Inc. (a)	526,771	26,765,235
ServiceNow, Inc.	34,300	1,113,721
Sourcefire, Inc. (a)	170,819	9,161,023
Totvs SA	192,100	4,245,920
VMware, Inc. Class A (a)	232,675	16,713,045
		154,410,544
TOTAL SOFTWARE		442,611,354
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
SBA Communications Corp. Class A (a)	181,720	12,923,926
TOTAL COMMON STOCKS (Cost $1,781,674,102)		1,991,565,042
Convertible Bonds - 0.3%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Semiconductors - 0.3%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13 (Cost $6,720,898)	$ 6,990,000	6,640,500
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	29,390,960	$ 29,390,960
Fidelity Securities Lending Cash Central Fund, 0.16% (b)(c)	46,169,529	46,169,529
TOTAL MONEY MARKET FUNDS (Cost $75,560,489)		75,560,489
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,863,955,489)	2,073,766,031
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(45,442,525)
NET ASSETS - 100%	$ 2,028,323,506
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 228,452
Fidelity Securities Lending Cash Central Fund	777,413
Total	$ 1,005,865
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,991,565,042	$ 1,908,213,505	$ 83,351,537	$ -
Convertible Bonds	6,640,500	-	6,640,500	-
Money Market Funds	75,560,489	75,560,489	-	-
Total Investments in Securities:	$ 2,073,766,031	$ 1,983,773,994	$ 89,992,037	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 33,185,961
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	82.1%
Cayman Islands	5.2%
Taiwan	3.7%
Japan	2.2%
Hong Kong	1.5%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value (including securities loaned of $45,097,230) - See accompanying schedule: Unaffiliated issuers (cost $1,788,395,000)	$ 1,998,205,542
Fidelity Central Funds (cost $75,560,489)	75,560,489
Total Investments (cost $1,863,955,489)		$ 2,073,766,031
Cash		63,782
Foreign currency held at value (cost $1,023,654)		1,024,172
Receivable for investments sold		48,123,392
Receivable for fund shares sold		913,785
Dividends receivable		566,122
Interest receivable		92,618
Distributions receivable from Fidelity Central Funds		63,776
Prepaid expenses		3,720
Receivable from investment adviser for expense reductions		2,751
Other receivables		216,514
Total assets		2,124,836,663

Liabilities
Payable for investments purchased	$ 44,600,527
Payable for fund shares redeemed	4,184,015
Accrued management fee	964,804
Other affiliated payables	416,174
Other payables and accrued expenses	178,108
Collateral on securities loaned, at value	46,169,529
Total liabilities		96,513,157

Net Assets		$ 2,028,323,506
Net Assets consist of:
Paid in capital		$ 1,825,764,873
Undistributed net investment income		428,148
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,607,353)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		209,737,838
Net Assets, for 19,481,685 shares outstanding		$ 2,028,323,506
Net Asset Value, offering price and redemption price per share ($2,028,323,506 ÷ 19,481,685 shares)		$ 104.11

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends		$ 15,121,427
Interest		1,485,148
Income from Fidelity Central Funds (incuding $777,413 from Security Lending)		1,005,865
Total income		17,612,440

Expenses
Management fee	$ 12,338,207
Transfer agent fees	4,643,851
Accounting and security lending fees	680,828
Custodian fees and expenses	225,527
Independent trustees' compensation	14,978
Registration fees	55,960
Audit	54,387
Legal	11,693
Miscellaneous	23,217
Total expenses before reductions	18,048,648
Expense reductions	(586,257)	17,462,391
Net investment income (loss)		150,049
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	213,017,466
Foreign currency transactions	(175,509)
Total net realized gain (loss)		212,841,957
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $64,889)	(169,350,789)
Assets and liabilities in foreign currencies	34,756
Total change in net unrealized appreciation (depreciation)		(169,316,033)
Net gain (loss)		43,525,924
Net increase (decrease) in net assets resulting from operations		$ 43,675,973

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 150,049	$ (6,863,734)
Net realized gain (loss)	212,841,957	107,613,980
Change in net unrealized appreciation (depreciation)	(169,316,033)	(171,622,723)
Net increase (decrease) in net assets resulting from operations	43,675,973	(70,872,477)
Share transactions Proceeds from sales of shares	409,925,959	465,453,767
Cost of shares redeemed	(775,244,365)	(930,572,293)
Net increase (decrease) in net assets resulting from share transactions	(365,318,406)	(465,118,526)
Redemption fees	40,404	96,786
Total increase (decrease) in net assets	(321,602,029)	(535,894,217)

Net Assets
Beginning of period	2,349,925,535	2,885,819,752
End of period (including undistributed net investment income of $428,148 and accumulated net investment loss of $761,212, respectively)	$ 2,028,323,506	$ 2,349,925,535
Other Information Shares
Sold	4,019,573	4,881,110
Redeemed	(7,674,977)	(9,932,865)
Net increase (decrease)	(3,655,404)	(5,051,755)

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 101.57	$ 102.37	$ 72.24	$ 37.12	$ 66.65
Income from Investment Operations
Net investment income (loss) B	.01	(.27)	(.37)	(.13)	.15
Net realized and unrealized gain (loss)	2.53	(.53)	30.50	35.25	(29.57)
Total from investment operations	2.54	(.80)	30.13	35.12	(29.42)
Distributions from net investment income	-	-	-	-	(.11)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 104.11	$ 101.57	$ 102.37	$ 72.24	$ 37.12
Total Return A	2.50%	(.78)%	41.71%	94.61%	(44.15)%
Ratios to Average Net Assets C, E
Expenses before reductions	.81%	.82%	.85%	.92%	.90%
Expenses net of fee waivers, if any	.81%	.82%	.85%	.92%	.90%
Expenses net of all reductions	.79%	.81%	.83%	.89%	.89%
Net investment income (loss)	.01%	(.29)%	(.44)%	(.21)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,028,324	$ 2,349,926	$ 2,885,820	$ 1,994,894	$ 773,373
Portfolio turnover rate D	140%	196%	136%	127%	235%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds' claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, certain foreign taxes, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$ 366,274,386	$ 23,821,598	$ (30,072,653)	$ (6,251,055)
Computers Portfolio	708,131,387	58,540,525	(64,355,142)	(5,814,617)
Electronics Portfolio	1,159,437,989	19,485,788	(177,096,001)	(157,610,213)
IT Services Portfolio	397,765,249	92,599,105	(9,540,500)	83,058,605
Software and Computer Services Portfolio	1,730,442,311	418,471,404	(98,763,825)	319,707,579
Technology Portfolio	1,887,221,471	281,804,370	(95,259,810)	186,544,560

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$ -	$ -	$ (42,337,103)	$ (6,251,086)
Computers Portfolio	416,443	50,128,880	-	(5,877,362)
Electronics Portfolio	18,063	-	(248,134,280)	(157,610,364)
IT Services Portfolio	-	2,468,021	-	83,055,097
Software and Computer Services Portfolio	-	-	-	319,658,064
Technology Portfolio	-	17,255,652	-	186,536,745

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

	Fiscal year of expiration
	2016	2017	2018	Total with expiration
Communications Equipment Portfolio	$ (5,227,176)	$ (9,371,394)	$ -	$ (14,598,570)
Electronics Portfolio	-	(167,067,259)	(71,079,130)	(238,146,389)
	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryforward
Communications Equipment Portfolio	$ (15,356,049)	$ (12,382,484)	$ (27,738,533)	$ (42,337,103)
Electronics Portfolio	-	(9,987,891)	(9,987,891)	(248,134,280)

Communications Equipment Portfolio acquired $9,624,822 of capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of Communications Equipment Portfolio will be limited to approximately $3,069,521 per year.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

In addition, certain of the Funds intend to elect to defer to the fiscal year ending February 28, 2014 capital losses recognized during the period November 1, 2012 to February 28, 2013. Loss deferrals were as follows:

Capital losses
Electronics Portfolio	$ (17,525,394)

The tax character of distributions paid was as follows:

February 28, 2013
	Ordinary Income	Return of Capital	Long-term Capital Gains	Total
Communications Equipment Portfolio	$ 1,920,292	$ 253,959	$ -	$ 2,174,251
Computers Portfolio	1,409,664	-	-	1,409,664
Electronics Portfolio	2,800,318	-	-	2,800,318
IT Services Portfolio	-	-	4,164,408	4,164,408
Software and Computer Services Portfolio	112,068,547	-	79,815,406	191,883,953

For the period ended February 28, 2013, Communications Equipment Portfolio's distributions exceeded the aggregate amount of taxable income resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made. The tax treatment of distributions for the 2012 calendar year was reported to shareholders in February of 2013.

February 29, 2012
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$ 390,659	$ -	$ 390,659
Electronics Portfolio	1,262,911	-	1,262,911
IT Services Portfolio	-	1,972,671	1,972,671
Software and Computer Services Portfolio	73,659,823	107,524,841	181,184,664

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	139,823,804	150,420,751
Computers Portfolio	1,347,279,032	1,377,772,646
Electronics Portfolio	1,134,528,561	1,380,349,931
IT Services Portfolio	527,187,232	354,205,640
Software and Computer Services Portfolio	1,973,163,048	1,735,586,193
Technology Portfolio	2,923,393,639	3,234,032,214

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.26%	.56%
Computers Portfolio	.30%	.26%	.56%
Electronics Portfolio	.30%	.26%	.56%
IT Services Portfolio	.30%	.26%	.56%
Software and Computer Services Portfolio	.30%	.26%	.56%
Technology Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.29%
Computers Portfolio	.23%
Electronics Portfolio	.23%
IT Services Portfolio	.22%
Software and Computer Services Portfolio	.21%
Technology Portfolio	.21%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 13,637
Computers Portfolio	97,428
Electronics Portfolio	143,559
IT Services Portfolio	17,112
Software and Computer Services Portfolio	90,870
Technology Portfolio	98,072

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Computers Portfolio	Borrower	$ 21,863,000.44%		$ 533
Electronics Portfolio	Borrower	9,334,077.42%		1,409
IT Services Portfolio	Borrower	3,804,833.42%		265
Software and Computer Services Portfolio	Borrower	7,103,550.42%		3,338

Annual Report

6. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$ 714
Computers Portfolio	1,970
Electronics Portfolio	2,713
IT Services Portfolio	801
Software and Computer Services Portfolio	4,610
Technology Portfolio	5,911

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Communications Equipment Portfolio	$ 6,645	$ 321,810
Computers Portfolio	25,838	-
Electronics Portfolio	20,515	-
IT Services Portfolio	2	-
Software and Computer Services Portfolio	40,431	-
Technology Portfolio	137,323	1,520,050

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Software and Computer Services Portfolio	$ 4,086,000.66%		$ 225

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Communications Equipment Portfolio	$ 110,405	$ -
Computers Portfolio	181,092	35
Electronics Portfolio	235,857	-
IT Services Portfolio	35,363	-
Software and Computer Services Portfolio	256,730	167
Technology Portfolio	583,361	145

In addition, FMR reimbursed a portion of each Fund's operating expenses during the period as follows:

Reimbursement
Communications Equipment Portfolio	$ 170
Computers Portfolio	406
Electronics Portfolio	1,405
IT Services Portfolio	220
Software and Computer Services Portfolio	944
Technology Portfolio	2,751

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 21% and 16% of the total outstanding shares of IT Services Portfolio and Communications Equipment Portfolio, respectively. VIP Funds Manager 60% Portfolio was the owner of record of approximately 14% and 12% of the total outstanding shares of Computer Portfolio and IT Services Portfolio, respectively. Mutual funds managed by FMR or its affiliates, were the owners of record, in the aggregate, of approximately 29%, 40%, and 25% of the total outstanding shares of Computers Portfolio, IT Services Portfolio and Communications Equipment Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (funds of Fidelity Select Portfolios) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (1942)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (1947)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (1958)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (1968)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (1958)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (1958)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/15/13	04/12/13	$0.000	$0.000
Computers Portfolio	04/15/13	04/12/13	$0.041	$4.871
Electronics Portfolio	04/15/13	04/12/13	$0.002	$0.000
IT Services Portfolio	04/15/13	04/12/13	$0.000	$0.124
Software and Computer Services Portfolio	04/15/13	04/12/13	$0.000	$0.000
Technology Portfolio	04/15/13	04/12/13	$0.000	$0.918

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Computers Portfolio	$50,128,880
IT Services Portfolio	$2,487,462
Software and Computer Services Portfolio	$19,512,822
Technology Portfolio	$17,255,652

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 13, 2012	December 7, 2012	December 21, 2012	December 27, 2012
Communications Equipment Portfolio	100%	100%	-	0%
Computers Portfolio	0%	-	100%	-
Electronics Portfolio	0%	100%	-	100%
Software and Computer Services Portfolio	7%	-	42%	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 13, 2012	December 7, 2012	December 21, 2012	December 27, 2012
Communications Equipment Portfolio	100%	100%	-	0%
Computers Portfolio	0%	-	100%	-
Electronics Portfolio	0%	100%	-	100%
Software and Computer Services Portfolio	8%	-	44%	-

The funds will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and Computer Services Portfolio

Technology Portfolio

On November 14, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new management contract (the New Contracts) between each fund and Fidelity SelectCo, LLC (SelectCo) and to submit the New Contracts to shareholders for their approval. If the New Contracts are approved by shareholders, effective August 1, 2013, SelectCo will serve as investment adviser to each fund. The terms of the New Contracts are identical to those of the current management contracts with FMR (the Current Contracts), except with respect to the name of the investment adviser and the dates of execution and the initial two-year term of the contract. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the New Contracts for the funds, the Board was aware that shareholders in the funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in the fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of the services to be provided by SelectCo under the New Contracts as well as the nature, quality, cost and extent of the advisory, administrative, distribution and shareholder services performed by the FMR and the sub-advisers, and by affiliated companies. The Board considered that, upon shareholder approval, SelectCo will render the same services to the funds under the New Contracts that FMR currently renders to the funds under the Current Contracts. The Board also considered that the New Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets or (ii) the day-to-day management of the funds or the persons primarily responsible for such management.

Throughout the year, the Trustees had discussions with FMR about plans to establish SelectCo as a new investment adviser to manage sector-based funds and products. The Trustees considered Fidelity's rationale for creating a separate investment adviser and noted that a separate investment adviser may be better positioned to focus on opportunities for growth within the sector investing space and to focus on a distinct approach to sector investing and research.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the New Contracts because the New Contracts would not result in any changes to the funds' investment processes or strategies or in the persons primarily responsible for the day-to-day management of the funds.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, if approved by shareholders, the New Contracts would not result in any changes to the amount of the management fees paid by the funds, except that such fees would be paid to SelectCo rather than FMR. The Board noted that at previous meetings during the year it received and considered materials relating to its review of the management fee of each fund. This information includes comparisons that focus on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, as well as a fund's standing relative to non-Fidelity funds similar in size to the fund within the comparison group.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Because there are no expected changes in the funds' management fees under the New Contracts, the Board will review each fund's total expenses compared to competitive fund median expenses in connection with its future consideration of the renewal of the funds' management contracts and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because there were no changes to the services to be provided or fees to be charged to the funds under the New Contracts, the Board did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangements to be a significant factor in its decision.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the funds and their shareholders.

Economies of Scale. The Board recognized that the New Contracts, like the Current Contracts, incorporate a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future consideration of the renewal of each fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each New Contract is fair and reasonable, and that the New Contracts should be approved and submitted to the applicable funds' shareholders for their approval.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

245 Summer Street
Boston, MA 02210
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELTEC-UANNPRO-0413
1.910423.103

Item 2. Code of Ethics

As of the end of the period, February 28, 2013, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the "Funds"):

Services Billed by PwC

February 28, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$34,000	$-	$2,700	$1,500
Automotive Portfolio	$33,000	$-	$2,700	$1,500
Banking Portfolio	$34,000	$-	$2,700	$1,700
Biotechnology Portfolio	$41,000	$-	$2,700	$2,400
Brokerage and Investment Management Portfolio	$34,000	$-	$2,700	$1,700
Chemicals Portfolio	$35,000	$-	$2,700	$1,900
Communications Equipment Portfolio	$35,000	$-	$2,700	$1,600
Computers Portfolio	$35,000	$-	$2,700	$1,800
Construction and Housing Portfolio	$33,000	$-	$2,700	$1,600
Consumer Discretionary Portfolio	$38,000	$-	$2,700	$1,600
Consumer Finance Portfolio	$37,000	$-	$2,700	$1,600
Consumer Staples Portfolio	$40,000	$-	$2,700	$2,300
Defense and Aerospace Portfolio	$34,000	$-	$2,700	$1,800
Electronics Portfolio	$35,000	$-	$2,700	$1,900
Energy Portfolio	$36,000	$-	$2,900	$2,400
Energy Service Portfolio	$35,000	$-	$2,700	$2,000
Environment and Alternative Energy Portfolio	$33,000	$-	$2,700	$1,500
Financial Services Portfolio	$34,000	$-	$2,700	$1,700
Gold Portfolio	$57,000	$-	$6,400	$2,900
Health Care Portfolio	$37,000	$-	$2,700	$2,500
Industrial Equipment Portfolio	$38,000	$-	$2,700	$1,600
Industrials Portfolio	$34,000	$-	$2,700	$1,700
Insurance Portfolio	$37,000	$-	$2,700	$1,600
IT Services Portfolio	$34,000	$-	$2,700	$1,600
Leisure Portfolio	$35,000	$-	$2,700	$1,700
Materials Portfolio	$41,000	$-	$2,700	$2,100
Medical Delivery Portfolio	$35,000	$-	$2,700	$1,800
Medical Equipment and Systems Portfolio	$35,000	$-	$2,700	$2,000
Multimedia Portfolio	$34,000	$-	$2,700	$1,600
Natural Gas Portfolio	$34,000	$-	$2,700	$1,800
Natural Resources Portfolio	$34,000	$-	$2,700	$2,000
Pharmaceuticals Portfolio	$34,000	$-	$2,700	$1,800
Retailing Portfolio	$34,000	$-	$2,700	$1,700
Software and Computer Services Portfolio	$36,000	$-	$2,700	$2,200
Technology Portfolio	$36,000	$-	$2,700	$2,400
Telecommunications Portfolio	$38,000	$-	$2,700	$1,700
Transportation Portfolio	$35,000	$-	$2,700	$1,600
Utilities Portfolio	$34,000	$-	$2,700	$1,700
Wireless Portfolio	$33,000	$-	$2,700	$1,600

February 29, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$33,000	$-	$2,700	$1,600
Automotive Portfolio	$33,000	$-	$2,700	$1,600
Banking Portfolio	$33,000	$-	$2,700	$1,700
Biotechnology Portfolio	$38,000	$-	$2,700	$2,100
Brokerage and Investment Management Portfolio	$33,000	$-	$2,700	$1,700
Chemicals Portfolio	$33,000	$-	$2,700	$1,900
Communications Equipment Portfolio	$33,000	$-	$2,700	$1,700
Computers Portfolio	$33,000	$-	$2,700	$1,800
Construction and Housing Portfolio	$32,000	$-	$2,700	$1,600
Consumer Discretionary Portfolio	$32,000	$-	$2,700	$1,600
Consumer Finance Portfolio	$32,000	$-	$2,700	$1,600
Consumer Staples Portfolio	$38,000	$-	$2,700	$2,200
Defense and Aerospace Portfolio	$33,000	$-	$2,700	$1,800
Electronics Portfolio	$34,000	$-	$2,700	$2,000
Energy Portfolio	$35,000	$-	$2,900	$2,600
Energy Service Portfolio	$34,000	$-	$2,700	$2,200
Environment and Alternative Energy Portfolio	$32,000	$-	$2,700	$1,600
Financial Services Portfolio	$33,000	$-	$2,700	$1,700
Gold Portfolio	$57,000	$-	$6,400	$3,500
Health Care Portfolio	$35,000	$-	$2,700	$2,400
Industrial Equipment Portfolio	$37,000	$-	$2,700	$1,700
Industrials Portfolio	$33,000	$-	$2,700	$1,800
Insurance Portfolio	$33,000	$-	$2,700	$1,600
IT Services Portfolio	$32,000	$-	$2,700	$1,600
Leisure Portfolio	$33,000	$-	$2,700	$1,700
Materials Portfolio	$38,000	$-	$2,700	$2,100
Medical Delivery Portfolio	$33,000	$-	$2,700	$1,900
Medical Equipment and Systems Portfolio	$35,000	$-	$2,700	$2,100
Multimedia Portfolio	$32,000	$-	$2,700	$1,600
Natural Gas Portfolio	$33,000	$-	$2,700	$1,900
Natural Resources Portfolio	$34,000	$-	$2,700	$2,200
Pharmaceuticals Portfolio	$33,000	$-	$2,700	$1,800
Retailing Portfolio	$33,000	$-	$2,700	$1,700
Software and Computer Services Portfolio	$34,000	$-	$2,700	$2,100
Technology Portfolio	$35,000	$-	$2,700	$2,600
Telecommunications Portfolio	$36,000	$-	$2,700	$1,700
Transportation Portfolio	$34,000	$-	$2,700	$1,700
Utilities Portfolio	$32,000	$-	$2,700	$1,800
Wireless Portfolio	$32,000	$-	$2,700	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2013A	February 29, 2012A
Audit-Related Fees	$4,755,000	$3,795,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2013 A	February 29, 2012 A
PwC	$5,585,000	$5,305,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	April 25, 2013